                        GOLDMAN SACHS MONEY MARKET FUNDS
                   GOLDMAN SACHS--INSTITUTIONAL LIQUID ASSETS
                                4900 Sears Tower
                            Chicago, Illinois 60606

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             STATEMENT OF ADDITIONAL INFORMATION -- AUGUST 15, 1997
                               ILA SERVICE UNITS
                               ILA CLASS B UNITS
                               ILA CLASS C UNITS

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Goldman Sachs Trust(the "Trust") is an open-end management investment company (or mutual fund) which includes the Goldman Sachs - Institutional Liquid Assets portfolios. This Statement of Additional Information relates solely to the offering of ILA Class B Units and Class C Units of Prime Obligations Portfolio and ILA Service Units of:

Prime Obligations Portfolio;
Money Market Portfolio;
Treasury Obligations Portfolio;
Treasury Instruments Portfolio;
Government Portfolio;
Federal Portfolio;
Tax-Exempt Diversified Portfolio;
Tax-Exempt California Portfolio; and
Tax-Exempt New York Portfolio (individually, a "Portfolio" and collectively the "Portfolios").


Goldman Sachs Asset Management ("GSAM" or the "Adviser"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Portfolios' investment adviser. Goldman Sachs serves as distributor and transfer agent to the Portfolios.

The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients' interests. As Goldman Sachs clients, Service Organizations, as defined below, will be assigned an Account Administrator ("AA"), who is ready to help with questions concerning their accounts. During business hours, Service

Organizations can call their AA through a toll-free number to place purchase or redemption orders or to obtain Portfolio and account information. The AA can also answer inquiries about rates of return and portfolio composition/ holdings, and guide Service Organizations through operational details. A Goldman Sachs client can also utilize the SMART personal computer software system which allows Service Organizations to purchase and redeem units and also obtain Portfolio and account information directly.

This Statement of Additional Information is not a prospectus and should be read in conjunction with each Prospectus relating to the ILA Service Units, ILA Class B Units and ILA Class C Units each dated August 15, 1997, as amended and supplemented from time to time. A copy of each Prospectus may be obtained without charge from Service Organizations, as defined herein, or by calling Goldman, Sachs & Co. at 800-621-2550 or by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

                               TABLE OF CONTENTS


                                     Page in
                                   Statement of
                                    Additional
                                   Information
                                   ------------

Investment Policies and
Practices of the Portfolios......             4

Investment Limitations...........            43

Trustees and Officers............            46

The Adviser, Distributor and
Transfer Agent...................            52

Portfolio Transactions...........            58

Net Asset Value..................            60

Redemptions......................            62

Calculation of Yield Quotations..            62

Tax Information..................            67

Organization and Capitalization..            73

Custodian and Subcustodian.......            78

Independent Accountants..........            79

Financial Statements.............            79

Service and Distribution Plans...            80

Appendix A (Description of
Securities Ratings)..............      A-1

                       INVESTMENT POLICIES AND PRACTICES
                               OF THE PORTFOLIOS


     The following discussion elaborates on the description of each Portfolio's investment policies and practices contained in the Prospectus:

U.S. GOVERNMENT SECURITIES

     Each Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

CUSTODIAL RECEIPTS

     Each Portfolio (other than Treasury Obligations Portfolio, Treasury Instruments Portfolio, Federal Portfolio and Government Portfolio) may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Although custodial receipts are not considered U.S. Government Securities for certain securities law purposes, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

BANK AND CORPORATE OBLIGATIONS

     Each Portfolio (other than Treasury Obligations Portfolio, Government Portfolio, Federal Portfolio and Treasury Instruments Portfolio) may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Portfolios consists of direct U.S. dollar denominated obligations of domestic or, in the case of Money Market Portfolio, foreign issuers. Bank obligations in which the Portfolios may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

     Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     The Prime Obligations Portfolio and Money Market Portfolio may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Portfolio will be regarded as illiquid.

REPURCHASE AGREEMENTS

     Each Portfolio (other than the Treasury Instruments Portfolio) may enter into repurchase agreements only with primary dealers in U.S. Government Securities. A repurchase agreement is an arrangement under which the purchaser (i.e., the Portfolio) purchases a U.S. Government security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

     Custody of the Obligation will be maintained by the Portfolios' custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     Repurchase agreements pose certain risks for all entities, including the Portfolios, that utilize them. Such risks are not unique to the Portfolios but are inherent in repurchase agreements. The Portfolios seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

     For purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

     If in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Portfolio does not have a perfected security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Portfolios utilize custodians and subcustodians that the Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

     Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs
before being able to sell the security.   Such a delay may involve loss of
interest or a decline in price of the Obligation.

     Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

     Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, each Portfolio (other than the Treasury Instruments Portfolio), together with other registered investment companies having advisory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FOREIGN SECURITIES

     The Money Market Portfolio may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks. The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Portfolio is restricted to purchasing U.S. dollar denominated securities, but it is not otherwise precluded from purchasing secu-rities of foreign issuers.

     Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments.
In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

     The Prime Obligations and Money Market Portfolios may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Portfolio's investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Portfolio's other investments.

     Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Portfolios may invest in these and other types of asset-backed securities that may be developed in the future. This Statement of Additional Information will be amended or supplemented as necessary to reflect the Prime Obligations and Money Market Portfolios' intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Portfolio will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations.

     As set forth below, several types of asset-backed and receivables-backed securities have already been offered to investors, including for example, Certificates for Automobile Receivables(sm) ("CARS(sm)") and interests in pools of credit card receivables. CARS(sm) represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(sm) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS(sm) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the Prime Obligations and Money Market Portfolios to dispose of any then existing holdings of such securities.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

     Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date.
The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

     A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.
If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its unitholders. For purposes of determining a Portfolio's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

     When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio's custodian or subcustodian will maintain in a segregated account cash or liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

VARIABLE AMOUNT MASTER DEMAND NOTES

     Each Portfolio (other than the Treasury Obligations, Federal and Treasury Instruments Portfolios) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable, nor are they ordinarily rated. A Portfolio may invest in them only if the Adviser believes that the notes are of comparable quality to the other obligations in which that Portfolio may invest.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS

     Each Portfolio (other than the Treasury Obligations, Federal and Treasury Instruments Portfolios) may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit a Portfolio to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

     The terms of the variable or floating rate demand instruments that a Portfolio may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven
days' notice.   Others, such as instruments with quarterly or semiannual
interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the Portfolio instructs otherwise. The Trust, on behalf of the Portfolios, intends to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to a Portfolio,
(3) to maintain the respective quality standards of a Portfolio's investment portfolio, or (4) to attain a more optimal portfolio structure. A Portfolio will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Portfolio, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Portfolio may invest. The Adviser may determine that an unrated variable or floating rate demand instrument meets a Portfolio's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Portfolio. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Portfolio.

     The maturity of the variable or floating rate demand instruments held by a Portfolio will ordinarily be deemed to be the longer of (1) the notice period required before the Portfolio is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The acquisition of variable or floating rate demand notes for a Portfolio must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Portfolios will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Portfolios' investments in such instruments will be subject to the limitation on illiquid investments.

     A Portfolio (other than Treasury Obligations Portfolio, Treasury Instruments Portfolio, Government Portfolio and Federal Portfolio) may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide the Portfolio with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of day's notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

RESTRICTED AND OTHER ILLIQUID SECURITIES

     A Portfolio may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), including restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Portfolio will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits and repurchase agreements maturing in more than seven days that cannot be traded on a secondary market and restricted securities, unless, in the case of restricted securities, the Trust's Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Board will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

MUNICIPAL OBLIGATIONS

     The Prime Obligations, Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds".

     Notes.   Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

     Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Portfolios which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes, and in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios, exempt from California and New York (city and state) personal income taxes, respectively. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

     Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

     General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and
roads, water and sewer systems and a variety of other public purposes.   The
basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

     Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

     Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. The Tax-Exempt Diversified Portfolio and the Tax-Exempt California Portfolio do not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to unitholders under the federal alternative minimum tax.

     Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Portfolios may purchase are limited to short-term serial bonds---those with original or remaining maturities of thirteen months or less. The Portfolios may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Portfolios may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Portfolio's commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.

     The Portfolios which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodian arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institutions, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

     The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of a Portfolio. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Portfolio's credit quality requirements, to be inadequate.

     Although the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

     The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

     For the purpose of investment restrictions of the Portfolios, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

     An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Portfolios. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, municipal obligations which are not publicly offered may nevertheless be readily marketable.

     Municipal obligations purchased for a Portfolio may be subject to the Portfolio's policy on holdings of illiquid securities. The Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to each Portfolio's investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

     Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

INVESTING IN CALIFORNIA

     The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per unit and the interest income of, the Tax-Exempt California Portfolio, or result in the default of existing obligations, including obligations which may be held by the Tax-Exempt California Portfolio. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

     During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1995. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

       Economic Factors.  California's economy is the largest among the 50
       ----------------
states (accounting for almost 13% of the nation's output of goods and services) and one of the largest in the world. California's population of more than 32.6 million represents over 12% of the total United States population and grew by 27% in the

1980s. While California's substantial population growth during the 1980's stimulated local economic growth and diversification and sustained a real estate boom between 1984 and 1990, it increased strains on California's limited water resources and demands for government services. Population growth slowed since 1991 even while substantial immigration has continued, due to a significant increase in outmigration by California residents. However, with the California economy improving, the recent net outmigration within the Continental U.S. is expected to decrease or be reversed.

     From mid-1990 to late 1993, California's economy suffered its worst
recession since the 1930s, with over 700,000 jobs lost.   The largest job losses
were in Southern California, led by declines in the aerospace and construction industries. Significantly related to cuts in lost federal defense spending.

     Since the start of 1994, the California economy has been in a steady recovery in all parts of the State. The State Department of Finance reports net job growth, particularly in construction and related manufacturing, wholesale and retail trade, electronics, exports, transportation, recreation and services. This growth has offset the continuing but slowing job losses in the aerospace industry and restructuring of the finance and utility sectors. Prerecession job levels were reached in 1996. Unemployment in California is down more than three percent from its 10% peak in January, 1994, but still remains higher than the national average rate.

Constitutional Limitations on Taxes, Other Changes and Appropriations
---------------------------------------------------------------------

       Limitations on Property Taxes.   Certain California Instruments may be
       -----------------------------
obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing power of California local governments and districts is limited by Article XIIIA of the California constitution, also known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

     Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax". Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62", have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

     Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the
     --------------------------------------------
voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

       Appropriation Limits.      The State and its local governments are
       --------------------
subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments.
No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post 1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfer of service responsibilities between governmental units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

     "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. The State's 1996-97 Budget Act provides for State appropriations more than $7 billion under the Article XIIIB limit. Local governments may by voter approval exceed their spending limits for up to four years.

     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies of their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these articles on California Instruments. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service or their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

     State Debt.  Under the California Constitution, debt service on outstanding
     ----------
general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bonds and lease purchase debt of California increased from $9.4 billion at June 30, 1987 to $23.8 billion at March 1, 1997. The State also had outstanding at March 1, 1997 $358 million of general obligation commercial paper notes which will be refunded into long-term bonds at a later date. In FY1995-96, debt service on general obligation bonds and lease purchase debt was approximately 5.2% of General Fund revenues. State voters approved $6.4 billion of new general obligation bond authorizations on the 1996 ballots.

     Recent Financial Results.   The principal sources of General Fund revenues
     ------------------------
in 1995-1996 were the California personal income tax (45% of total revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross premium tax on insurance (3%). California maintains a Special Fund for Economic Uncertainties (the "SFEV"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.

     General.  Throughout the 1980s, California state spending increased rapidly
     -------
as California's population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest state program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of California General Fund revenues (currently about 35%).

     Beginning at the start of the 1990-91 Fiscal Year, California faced adverse economic, fiscal and budget conditions. The economic recession seriously affected California's tax revenues. It also caused increased expenditures for health and welfare programs. Even though the economy is recovering, California is still facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

     Recent Budgets.  As a result of these factors, among others, from the late
     --------------
1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the Fiscal Years 1991-92 to 1995-96, including the following (not all of these actions were taken each year):

     .  significant cuts in health and welfare program expenditures;

     . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

     . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

     . reduction in growth of support for higher education programs, coupled with increases in student fees;

     . revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

     . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

     .  various one-time adjustment and accounting changes.

        Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal

Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

        The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94 and 1995-96, which reduced the accumulated budget deficit to less than $100 million as of June 30, 1996. The State Department of Finance estimated that the General Fund received revenues of about $46.3 billion in FY 1995-96, more than $2 billion higher than was originally expected, as a result of the strengthening economy. Expenditures totaled about $45.4 billion, also about $2 billion higher than budgeted, because, among other factors, the State Constitution requires disbursement of a percentage of revenues to local school districts and federal actions to reduce welfare costs and to pay for costs of illegal immigrants were not forthcoming to the extent expected.

         A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants.

     The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short-term notes which matured in a subsequent fiscal year to finance its ongoing deficit and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowing during a fiscal year.

     Current Budget.  The 1996-97 Budget Act was signed by the Governor on July
     --------------
15, 1996, along with various implementing bills. The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year are estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures.

     The following are principal features of the 1996-97 Budget Act:

          1. Funding for schools and community college districts increased by $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded. The funding increases have brought K-12 expenditures to almost $4,800 per pupil, an almost 15% increase over the level prevailing during the recession years.

          2. Proposed cuts in health and welfare totaling $660 million. All of these cuts required federal law changes (including welfare reform, which was enacted), federal waivers, or federal budget appropriations in order to be achieved. Ultimate federal actions after enactment of the Budget Act will allow the State to save only about $360 million of this amount.

          3. A 4.9 percent increase in funding for the University of California and the California State University system, with no increases in student fees for the second consecutive year.

          4. The Budget Act assumed the federal government would provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund.

     With signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The General Fund fund balance, however, still reflects $1.6 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1996-97 Budget Act contained a $150 million appropriation from the General Fund toward this settlement.

     The Department of Finance projected, when the Budget Act was passed, that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no external cross-fiscal year borrowing will be needed. The State will continue to rely on internal borrowing and intra-year external note borrowing to meet its cash flow requirements.

     The Department of Finance has reported that, based on stronger than expected revenues during the first six months of the 1996-97 fiscal year, reflecting the continued strength of the State's economic recovery, General Fund revenues for the full 1996-97 fiscal year will be almost $800 million above projections, at about $48.4 billion. This is expected to be offset by required increased payments to schools, and lower than expected savings resulting from federal welfare reform actions and federal aid for illegal immigrants. As a result, the expected balance of the SFEU at June 30, 1997 has been slightly reduced to about $197 million, still the first positive balance in the decade of
the 90's.   The State has not yet given any prediction of how the federal welfare reform law will impact the State's finances, or those of its local agencies; the State is in the midst of making many decisions concerning implementation of the new welfare law.

     Proposed 1997-98 Budget  On January 9, 1997, the Governor released his
     -----------------------
proposed budget for FY 1997-98. Assuming continuing strength in the economy, the Governor projects General Fund revenues of $50.7 billion, and proposes expenditures of $50.3 billion, to leave a budget reserve in the SFEU of $550 million at June 30, 1998. The Governor proposed further programs to reduce class size in lower primary grades, using excess revenues from FY 1996-97. He also proposed a further cut in corporate taxes, and sweeping changes in public assistance programs to respond to the new federal welfare reform law.

     Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

     Bond Ratings.  The ratings on California's long-term general obligation
     ------------
bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. In 1996, Fitch and Standard & Poor's raised their ratings of California's general obligation bonds, which are currently assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "A+" from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of California to make payment on such obligations in the event of default.

     Legal Proceedings.  California is involved in certain legal proceedings
     ------------------
(described in California's recent financial statements) that, if decided against California, may require California to make significant future expenditures or may substantially impair revenues. Courts have recently entered decisions which could overturn several parts of the state's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by California to the Public Employees Retirement System, reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

     Obligations of Other Issuers
     ----------------------------

     Other Issuers of California Instruments.  There are a number of state
     ---------------------------------------
agencies, instrumentalities and political subdivisions of the State of California that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of California.

     State Assistance.  Property tax revenues received by local governments
     ----------------
declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of California's General Fund surplus to local agencies, the reallocation of certain state revenues to local agencies and the assumption of certain governmental functions by the State of California to assist municipal issuers to raise revenues. Through 1990-91, local assistance (including public schools) accounted for around 75% of General Fund spending. To reduce California General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer a total of $3.9 billion of property tax revenues to school districts, representing loss of all the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up part of this shortfall, the Legislature proposed, and voters approved in 1993, dedicating 0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.

     To the extent that California should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of state assistance to local governments may continue to be reduced. Any such reductions in state aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. A number of counties have indicated that their budgetary condition is extremely serious. In the 1995-96 and 1996-97 fiscal years, Los Angeles County, the largest in the State, had to make significant cuts in services and personnel, particularly in the health care system in order to balance its budget. The County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which recently emerged from federal bankruptcy protection, has substantially reduced services and personnel in order to live within much reduced means.

       Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which will have to be enacted by June, 1997 in order to comply with the federal welfare reform law. It is now yet known how the State's legislation will turn out and what its overall impact will be on local government finances.


     Assessment Bonds.  California Instruments which are assessment bonds may be
     ----------------
adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long-Term Lease Obligations.  Certain California long-term lease
     --------------------------------------
obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g. due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

     Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a state receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State of California was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the District's lease. The trial court upheld the validity of the lease, and the case was subsequently settled. Any ultimate judgment in any future case against the position taken by the Trustee may have adverse implications for lease transactions of a similar nature by other California entities.

     Other Considerations
     --------------------

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in state regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g. because of major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which typically are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California Instruments in which the California Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Instruments.

     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any security in the Tax-Exempt California Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or state government to appropriate sufficient funds within their respective budget limitations.

INVESTING IN NEW YORK

     Some of the significant financial considerations relating to the Tax-Exempt New York Portfolio's investments in New York Instruments are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Instruments that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

STATE ECONOMY.  New York is the third most populous state in the nation and has
-------------
a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

     The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position.

     There can be no assurance that the State economy will not experience worse-than-predicted results in the 1996-97 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. State per capita income for 1994 was estimated at $25,999, which was 19.2% above the 1994 estimated national average of $21,809. Between 1975 and 1990 total employment grew by
21.3 percent while the labor force grew only by 15.7 percent. During this period, unemployment fell from 9.5 percent to 5.2 percent of the labor force.
In 1991 and 1992, however, total employment in the State fell by 5.5 percent.
As a result, the unemployment rate rose to 8.5 percent reflecting a recession that has had a particularly strong impact on the entire Northeast. Calendar years 1993 and 1994 saw only a partial recovery.

STATE BUDGET.  The State Constitution requires the governor (the "Governor") to
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submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995, and subsequently amended it.

     The Governor's Executive Budget projected balance on a cash basis in the General Portfolio. It reflected a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives.

     On March 15, 1996, the Governor presented amendments to the 1996-97 Executive Budget to provide for balancing the 1996-97 state financial plan if the federal government failed to adopt entitlement changes assumed to produce savings in the State's 1996-97 Executive Budget.

     The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year (the "1996-97 State Financial Plan").

     The 1996-97 State Financial Plan was projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the 1996-97 State Financial Plan increases General Portfolio spending by $842 million, primarily from funding increased for education, special education and higher education ($563 million). The balance represented funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources.

     The State issued its first update to the 1996-97 State Financial Plan (the "Mid-Year Update") on October 25, 1996. Revisions have been made to estimates of both receipts and disbursements based on: (1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements. The Mid-Year Update reflected a balanced 1996-97 State Financial Plan, with a reserve for contingencies in the General Portfolio of $300 million. This reserve will be utilized to help offset a variety of potential risks and other unexpected contingencies that the State may face during the balance of the 1996-97 fiscal year.

     Although revisions to the 1996-97 State Financial Plan contained in the Mid-Year Update are favorable, the State faces certain risks which could potentially cost the State up to one-half billion dollars. The Division of the Budget believes these risks are balanced by reserves in the 1996-97 State Financial Plan, including the $300 million reserve created in the Mid-Year Update. However, there can be no assurance that these reserves will fully offset litigation or other risks to the 1996-97 State Financial Plan.

     One major uncertainty to the 1996-97 State Financial Plan continues to be risks related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year. An additional risk to the 1996-97 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.

     Similarly, certain litigation which by itself did not produce a material judgment against the State could have an adverse impact on the 1996-97 State Financial Plan because of the precedential nature of the court's decision. Specifically, the State Court of Appeals has denied a motion to appeal a lower court decision in the so-called "GTE Spacenet" case, in which the court ruled that GTE Spacenet was not subject to the 3.5 percent tax on gross receipts imposed under section 186-a of the tax law. The court decision is limited to provisions of section 186-a as it existed prior to the 1995 amendments, and has little prospective effect. While this litigation in and of itself carries only a small judgment in favor of GTE Spacenet and similar companies, the consequences of the ruling could eventually entail refunds to other taxpayers of several hundred million dollars. Refund claims of over $300 million have been filed which, with interest and assuming a similar exposure for open years for which claims have yet to be filed, could approach $600 million in potential claims.

     On August 13, 1996, the State Comptroller released a report in which he identified several risks to the 1996-97 State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $3 billion for the State's 1997-98 fiscal year and approximately $3.2 billion for the State's 1998-99 fiscal year.

     The Governor is required to submit a balanced budget to the State Legislature and has indicated he will close any potential imbalance in the 1997-98 State Financial Plan primarily through General Portfolio expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. It is expected that the 1997-98 State Financial Plan will reflect a continuing strategy of substantially reduced State spending, including agency consolidations, reductions in the State workforce, and efficiency and productivity initiatives.

     On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program
(TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

     On October 16, 1996, the Governor submitted the State's TANF implementation plan to the federal government as required under the new federal welfare law. Submission of this plan to the federal government requires New York State to begin compliance with certain time limits on welfare benefits and permits the State to become eligible for approximately $2.36 billion in federal block grant funding. Legislation will be required to implement the State's TANF plan. The Governor has indicated that he plans to introduce legislation necessary to conform with federal law shortly, and that he may submit amendments to the State plan if necessary.

     States are required to comply with the new federal welfare reform law no later than July 1, 1997. Given the size and scope of the changes required under federal law, it is likely that these proposals will produce extensive public discussions. There can be no assurances that the State Legislature will enact welfare reform proposals as submitted by the Governor and as required under federal law.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the 1996-97 State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth therein, and those projections may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1996-97 budget.

     In the State's 1997 fiscal year and in certain recent fiscal years, the State has failed to enact a budget prior to the beginning of the State's fiscal year.

RECENT FINANCIAL RESULTS.  The General Portfolio is the principal operating
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Portfolio of the State and is used to account for all financial transactions, except those required to be accounted for in another Portfolio. It is the State's largest Portfolio and receives almost all State taxes and other resources not dedicated to particular purposes.

     The General Portfolio is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other Portfolios are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Portfolio disbursements and transfers to other Portfolios are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.

     Total revenues for 1994-95 were $31.455 billion. Revenues decreased by $173 million over the prior fiscal year, a decrease of less than one percent. Total expenditures for 1994-95 totaled $33.079 billion, an increase of $2.083 billion, or 6.7 percent over the prior fiscal year.

     The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1995 showed an accumulated deficit in its combined governmental Portfolios of $1.666 billion, reflecting liabilities of $14.778 billion and assets of $13.112 billion.

DEBT LIMITS AND OUTSTANDING DEBT.  There are a number of methods by which the
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State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the
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borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") in an effort to restructure the way the State makes certain local aid payments.

     In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings.

     In June 1994, the Legislature passed a proposed constitutional amendment that would significantly change the long-term financing practices of the State and its public authorities. The proposed amendment would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State Portfolios dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would (i) permit multiple purpose general obligation bond proposals to be proposed on the same ballot, (ii) require that State debt be incurred only for capital projects included in a multi-year capital financing plan, and (iii) prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities.

     Before the approved constitutional amendment could be presented to the voters for their consideration, it had to be passed by a separately elected legislature. The amendment was passed by the Senate and Assembly in June 1995. The Amendment was thereafter submitted to voters in November 1995, where it was defeated.

     On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P raised its outlook to positive and, on February 28, 1994, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

     The State anticipated that its capital programs would be financed, in part, by State and public authorities borrowings in 1996-97. The State expected to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding bond anticipation notes) and $154 million in general obligation commercial paper. The Legislature had also authorized the issuance of up to $101 million in certificates of participation during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

     In the 1996 legislative session, the Legislature approved the Governor's proposal to present to the voters in November 1996 a $1.75 billion State general obligation bond referendum to finance various environmental improvement and remediation projects. The Clean Water, Clean Air Bond Act was approved by the voters in November 1996. As a result, the amount of general obligation bonds issued during the 1996-97 fiscal year may increase above the $411 million currently included in the 1996-97 borrowing plan to finance a portion of this new program.

     Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes were $735 million for the 1995-96 fiscal year, and were estimated to be $719 million for the 1996-97 fiscal year. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $340 million for the 1995-96 fiscal year, and were estimated to be $323 million for 1996-97.

     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

LITIGATION.  Certain litigation pending against the State or its officers or
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employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to the imposition of 13%, 11% and 9% surcharges on inpatient hospital bills; (7) challenges to certain aspects of petroleum business taxes; (8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) a challenge to the constitutionality of a State lottery game; and (10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions.

     Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State
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of New York, on January 21, 1994, the State entered into a settlement agreement
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with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve Portfolio was settled in June 1996 and certain amounts in a Supplemental Reserve Portfolio previously credited by the State against prior State and local pension contributions will be paid in 1998.

     The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1996-97 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1996, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $474 million.

     Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

AUTHORITIES.  The fiscal stability of New York State is related, in part, to the
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fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or

State-related. As of September 30, 1995, date of the latest data available, there were 17 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $73.45 billion.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State Portfolios.

NEW YORK CITY AND OTHER LOCALITIES.  The fiscal health of the State of New York
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may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979.

     In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, S&P reconfirmed its A-rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July 10, 1995, S&P downgraded its rating on the City's $23 billion of outstanding general obligation bonds to "BBB+" from "A-", citing to the City's chronic structural budget problems and weak economic outlook. S&P stated that New York City's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and state and federal aid and the City's continued high debt levels also contributed to its decision to lower the rating. Moody's currently has the City's rating under review for a possible downgrade.

     New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City proceeds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of December 31, 1995, MAC had outstanding an aggregate of approximately $4.684 billion of its bonds. MAC is authorized to issue bonds and notes to refunds its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority for the 1992 through 1997 fiscal years in the event the City fails to provide such financing.

     The City and MAC have reached an agreement in principle under which MAC will develop and implement a debt restructuring program which will provide the City with $125 million in budget relief in fiscal year 1996, in addition to the $20 million of additional budget relief provided by MAC to the City since January 1996. The City has agreed with MAC that it will reduce certain expenditures by $125 million in each of the four fiscal years starting in fiscal year 1997. The proposed refinancing, which must satisfy MAC refinancing criteria, is subject to market conditions.

     Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

     From time to time, the Control Board staff, OSDC, the City comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

     On January 31, 1996, the City published the financial plan for the 1996-1999 fiscal years (the "City Financial Plan"), which is a modification to a financial plan submitted to the Control Board on July 11, 1995. The City Financial Plan set forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions, the City Financial Plan reflected a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years, and to decrease the City's costs for Medicaid in the 1997 fiscal year and thereafter by increasing the federal share of Medicaid costs otherwise paid by the City. This strategy has been the subject of substantial debate, and implementation of this strategy will be significantly affected by State and federal budget proposals currently being considered. It is likely that the City Financial Plan will be changed significantly in connection with the preparation of the Executive Budget for the 1997 fiscal year as a result of the status of State and federal budget proposals and other factors.

     The City Financial Plan also set forth projections for the 1997 through 1999 fiscal years and outlined a proposed gap-closing program to eliminate a projected gap of $2.0 billion for the 1997 fiscal year, and to reduce projected gaps of $3.3 billion and $4.1 billion for the 1998 and 1999 fiscal years, respectively, assuming successful implementation of the gap-closing program for the 1996 fiscal year.

     The proposed gap-closing actions for the 1997 through 1999 fiscal years included: (i) additional agency actions, totaling between $643 million and $691 million in each of the 1997 through 1999 fiscal years; (ii) additional savings resulting from State and federal aid and cost containment in entitlement programs to reduce City expenditures and increase revenues by $650 million in the 1997 fiscal year and by $727 million in each of the 1998 and 1999 fiscal years; (iii) additional proposed federal aid of $50 million in the 1997 fiscal year and State aid of $100 million in each of the 1997 through 1999 fiscal years; (iv) the receipt of $300 million in the 1997 fiscal year from privatization or other initiatives, certain of which actions is expected to require legislative action by the City Council; and (v) the assumed receipt of revenues relating to rent payments for the City's airports, totaling $244 million, $226 million and $70 million in the 1997 through 1999 fiscal years, respectively, which are currently the subject of a dispute with the Port Authority and the collection of which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's remedies under the leases through pending legal actions. The City was also preparing an additional contingency gap-closing program for the 1997 fiscal year to be comprised of $200 million in additional agency actions.

     The federal and State budgets, when adopted, may result in substantial reductions in revenues for the City, as well as a reduction in projected expenditures in entitlement programs, including Medicare, Medicaid and welfare
programs.   The nature and extent of the impact on the City of the federal and
State budgets, when adopted, is uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City's budget and the City Financial Plan.

     The projections for the 1996 through 1999 fiscal years reflected the costs of the proposed settlement with the teachers union and the recent settlement with a coalition of municipal unions, and assumed that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements.

     The City's financial plans have been the subject of extensive public comment and criticism. The City comptroller has issued reports identifying risks ranging between $440 million and $560 million in the 1996 fiscal year before taking into account the availability of $160 million in the general reserve, and between $2.05 billion and $2.15 billion in the 1997 fiscal year after implementation of the City's proposed gap-closing actions. With respect to the 1997 fiscal year, the report noted that the City Financial Plan assumed the implementation of highly uncertain State and federal actions, most of which are unlikely to be implemented, that would provide between $1.2 billion and $1.4 billion in relief to the City, and identified additional risks. The report concluded that the magnitude of the budget risk for the 1997 fiscal year, after two years of large agency cutbacks and workforce reductions, indicated the seriousness of the City's continuing budget difficulties, and that the City Financial Plan would require substantial revision in order to provide a credible program for dealing with the large projected budget gap for the 1997 fiscal year.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $2.4 billion of short-term obligations in fiscal year 1996 to finance the City's current estimate of its seasonal cash flow needs for the 1996 fiscal year. Seasonal financing requirements for the 1995 fiscal year increased to $2.2 billion from $1.75 billion and $1.4 billion in the 1994 and 1993 fiscal years, respectively.

     Certain localities, in addition to the City, could have financial problems leading to requests for additional New York State assistance. The potential impact on the State of such requests by localities was not included in the State's projections of its receipts and disbursements.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of New York State resources in amounts that cannot yet be determined.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

     Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in New York State other than New York City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities.
If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.


STANDBY COMMITMENTS

     In order to enhance the liquidity, stability or quality of municipal obligations, the Prime Obligations, Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment", depending on its characteristics. The aggregate price which a Portfolio pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Portfolio. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Portfolio. In considering whether a security meets a Portfolio's quality standards, the Adviser will look to the creditworthiness of the party providing the Portfolio with the right to sell.

     The Portfolios value municipal obligations which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Portfolio's net asset value. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the policy of each Portfolio that may enter into standby commitment transactions is to enter into such transactions only with banks, brokers or dealers which represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the weighted average maturity of a Portfolio.

     Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Institutional Tax-Exempt Assets, the predecessor company of which Tax-Exempt Diversified Portfolio and Tax-Exempt California Portfolio were series, has received a ruling from the Internal Revenue Service to the effect that it is considered the owner of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to it. The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its unitholders. There is no assurance that standby commitments will be available to a Portfolio nor has any Portfolio assumed that such commitments will continue to be available under all market conditions.



                             INVESTMENT LIMITATIONS

     The following restrictions may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of (1) 67% of the units of that Portfolio present at a meeting if the holders of more than 50% of the outstanding units of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding units of that Portfolio). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, with the exception of borrowings permitted by Investment Restriction
(3).

     Accordingly, the Trust may not, on behalf of any Portfolio:

          (1) make any investment inconsistent with the Portfolio's classification as a diversified company under the Investment Company Act of 1940, as amended ("the Act"). This restriction does not, however, apply to any Portfolio classified as a non-diversified company under the Act.

          (2) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Notwithstanding the foregoing, the ILA Money Market Portfolio will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry the ILA Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations.

          (3) borrow money, except (a) that the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law.

          (4) make loans, except (a) through the purchase of debt obligations in accordance with each Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

          (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.

          (6) purchase, hold or deal in real estate, although the Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

          (7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

          (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Portfolio may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Portfolio.

     As money market funds, the Portfolios must also comply with Rule 2a-7 under the Investment Company Act. Amendments to Rule 2a-7 have been proposed and are expected to be effective at some time in 1997. The following assumes that such amendments are in effect as currently proposed. While a detailed and technical Rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity of any security in a Portfolio's portfolio may not exceed 397 days and a Portfolio's average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectus). Each Portfolio, other than the Tax-Exempt Portfolios, as a matter of non-fundamental policy only invests in First Tier securities. Portfolio diversification. The Prime Obligations, Government, Treasury Obligations, Money Market, Federal, Treasury Instruments and Tax-Exempt Diversified Portfolios may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such Portfolios may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. Tax-Exempt New York and Tax-Exempt California Portfolios, with respect to 75% of their respective total assets, may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature); provided that such funds may not invest more than 5% of their respective total assets in the securities of a single issuer unless the securities are First Tier securities. Immediately after the acquisition of any put (i.e., the right to sell the security within a specified period at a price equal to its amortized cost), with respect to 75% of the assets of a Portfolio, no more than 10% of the Portfolio's total assets may be invested in securities issued by or subject to puts issued by the same issuer. In the case of the Tax-Exempt Portfolios (which are the only Portfolios that invest in Second Tier securities), immediately after the acquisition of a put that is a Second Tier security, no more than 5% of the Tax-Exempt Portfolio's total assets may be invested in securities or puts issued by the institution that issued the put. The Tax-Exempt Portfolios' investment in Second Tier securities that are conduit securities, which are municipal securities involving an agreement or arrangement other than the issuer of the municipal security, that are not subject to an unconditional demand feature, may not exceed

5% of the Portfolio's total assets and the Portfolio's investment in such conduit securities issued by any issuer may not exceed 1% of the Portfolio's total assets. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), or if only one NRSRO has assigned a rating, by that NRSRO, are "First Tier Securities". Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not First Tier Securities are "Second Tier Securities." NRSROs include S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

     "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities.


                             TRUSTEES AND OFFICERS

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Investment Company Act are indicated by an asterisk.

NAME, AGE                           POSITIONS            PRINCIPAL OCCUPATION(S)
AND ADDRESS                         WITH TRUST           DURING PAST 5 YEARS
-----------                         ----------           -----------------------
Ashok N. Bakhru, 53                 Chairman & Trustee   Executive Vice President -
1325 Ave. of Americas                                    Finance and Administration and
NY, NY  10019                                            Chief Financial Officer, Coty
                                                         Inc. (since April 1996);
                                                         President, ABN Associates (June
                                                         1994 to April 1996); Senior
                                                         Vice President of Scott Paper
                                                         Company until June 1994;
                                                         Director of Arkwright Mutual
                                                         Insurance Company; Trustee of
                                                         International House of
                                                         Philadelphia; Member of  Cornell
                                                         University Council; Trustee of
                                                         the Walnut Street Theater.

*David B. Ford, 51                  Trustee              Managing Director, Goldman
One New York Plaza                                       Sachs (since 1996); General
New York, NY 10004                                       Partner, Goldman Sachs (1986-
                                                         1996); Co-Head of GSAM (since
                                                         December 1994).

NAME, AGE               POSITIONS     PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST      DURING PAST 5 YEARS
----------------------  ----------  ---------------------------
*John P. McNulty, 44    Trustee     Managing Director, Goldman
One New York Plaza                  Sachs (since 1996); General
New York, NY  10004                 Partner of Goldman Sachs (1990-1994 and
                                    1995-1996); Co-Head of GSAM (since November
                                    1995); Limited Partner of Goldman Sachs
                                    (1994 to November 1995).

*Mary P. McPherson, 60  Trustee     President of Bryn Mawr College
Taylor Hall                         (since 1978); Director of Josiah
Bryn Mawr, PA  19010                Macy, Jr. Foundation (since
                                    1977); Director of the Philadelphia
                                    Contributionship (since
                                    1985); Director of Amherst
                                    College (since 1986); Director
                                    of Dayton Hudson Corporation (since
                                    1988); Director of the
                                    Spencer Foundation (since 1993);
                                    and member of PNC Advisory Board
                                    (since 1993).

*Alan A. Shuch, 48      Trustee     Limited Partner, Goldman Sachs
One New York Plaza                  (since 1994); Director and
New York, NY 10004                  Vice President of Goldman Sachs Funds
                                    Management, Inc. (from April 1990 to
                                    November 1994); President and Chief
                                    Operating Officer, GSAM (from September
                                    1988 to November 1994).

Jackson W. Smart, 66    Trustee     Chairman, Executive Committee,
One Northfield Plaza                First Commonwealth, Inc. (a
#218                                managed dental care company),
Northfield, IL 60093                (since January 1996); Chairman and Chief
                                    Executive Officer, MSP Communications Inc.
                                    (a company engaged in radio broadcasting)
                                    (since November 1988); Director, Federal Express
                                    Corporation (since 1976), Evanston Hospital
                                    Corporation (since 1980), First
                                    Commonwealth, Inc. (since 1988) and North
                                    American Private Equity Group (a venture
                                    capital fund).

William H. Springer, 67 Trustee     Vice Chairman and Chief
701 Morningside Drive               Financial and Administrative
Lake Forest, IL 60045               Officer of Ameritech (a tele-
                                    communications holding

NAME, AGE            POSITIONS  PRINCIPAL OCCUPATION(S)
AND ADDRESS          WITH TRUST  DURING PAST 5 YEARS
-----------          ----------  -------------------
                                    company)(February 1987 to June 1991);
                                    Director, Walgreen Co. (a retail drug store
                                    business); Director of Baker, Fentress & Co.
                                    (a closed-end, management investment
                                    company).

Richard P. Strubel, 57  Trustee     Managing Director, Tandem
70 West Madison St.                 Partners, Inc. (since 1990);
Suite 1400                          President and Chief Executive
Chicago, IL 60602                   Officer, Microdot, Inc.
                                    (a diversified manufacturer
                                    of fastening systems and
                                    connectors)(January 1984 to
                                    October 1994).

*Douglas C. Grip, 35    Trustee      Vice President, Goldman Sachs
One New York Plaza      & President  (since May 1996); President,
New York, NY 10004                   MFS Retirement Services Inc.,
                                     of Massachusetts Financial
                                     Services(prior thereto).

*Scott M. Gilman, 37    Treasurer    Director, Mutual Funds Admin-
One New York Plaza                   istration, GSAM (since April
New York, NY  10004                  1994); Assistant Treasurer,
                                     Goldman Sachs Funds Management,
                                     Inc. (since March 1993); Vice
                                     President, Goldman Sachs (since
                                     March 1990).

*John M. Perlowski, 32  Assistant    Vice President, Goldman Sachs
One New York Plaza      Treasurer    (since July 1995); Director,
New York, NY  10004                  Investors Bank and Trust
                                     Company (November 1993 to July
                                     1995); Audit Manager of Arthur
                                     Andersen LLP (prior thereto).

*John W. Mosior, 58     Vice         Vice President, Goldman Sachs
4900 Sears Tower        President    and Manager of Shareholder
Chicago, IL  60606                   Servicing of GSAM (since November
                                     1989).

*Nancy L. Mucker, 47    Vice         Vice President, Goldman Sachs;
4900 Sears Tower        President    Manager of Shareholder Ser-
Chicago, IL  60606                   vicing of GSAM (since November
                                     1989).

NAME, AGE            POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS          WITH TRUST     DURING PAST 5 YEARS
-----------          ----------     -------------------
*Michael J. Richman, 36  Secretary  Associate General Counsel of
85 Broad Street                     GSAM (since February 1994);
New York, NY  10004                 Vice President and Assistant
                                    General Counsel of Goldman Sachs (since June
                                    1992); Counsel to the Funds Group, GSAM
                                    (since June 1992); Partner, Hale and Dorr
                                    (September 1991 to June 1992).

*Howard B. Surloff, 31  Assistant   Assistant General Counsel and
85 Broad Street         Secretary   Vice President, Goldman Sachs
New York, NY 10004                  (since November 1993 and May 1994,
                                    respectively ); Counsel
                                    to the Funds Group, GSAM (since
                                    November 1993); Associate of
                                    Shereff, Friedman, Hoffman &
                                    Goodman (prior thereto).

*Valerie A. Zondorak, 31 Assistant   Vice President, Goldman Sachs
85 Broad Street          Secretary   (since March 1997); Counsel to
New York, NY 10004                   the Funds Group, GSAM (since
                                     March 1997); Associate of Shereff
                                     Friedman, Hoffman & Goodman
                                     (prior thereto).

*Steven E. Hartstein, 33 Assistant   Legal Products Analyst,
85 Broad Street          Secretary   Goldman Sachs (June 1993 to
New York, NY 10004                   present); Funds Compliance
                                     Officer, Citibank Global Asset
                                     Management (August 1991 to June
                                     1993).

*Deborah Farrell, 25     Assistant   Legal Assistant, Goldman
85 Broad Street          Secretary   Sachs (since January 1994).
New York, NY 10004                   Formerly at Cleary Gottlieb,
                                     Steen and Hamilton.

*Kaysie P. Uniacke, 36   Assistant   Vice President and Senior
One New York Plaza       Secretary   Portfolio Manager, GSAM
New York, NY 10004                   (since 1988).

*Elizabeth D.            Assistant   Portfolio Manager, GSAM (since
  Anderson, 27           Secretary   April 1996); Junior Portfolio
One New York Plaza                   Manager, GSAM (1995-1996);
New York, NY 10004                   Funds Trading Assistant, GSAM
                                     (1993-1995); Compliance Ana-
                                     lyst, Prudential Insurance
                                     (1991-1993).

      Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of April 1, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding units of beneficial interest of each of the Portfolios.

     The Trust pays each of its Trustees, other than those who are "interested persons" of Goldman Sachs a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1996:

                                        Pension or       Total
                                       Retirement    Compensation
                                        Benefits     from Goldman
                          Aggregate    Accrued as    Sachs Funds
                        Compensation     Part of      (including
                          from the     Portfolios'       the
Name of Trustee          Portfolios     Expenses     Portfolios)*
---------------          -----------   -----------   ------------
Paul C. Nagel, Jr.**          $18,150      $0              $62,450
Ashok N. Bakhru               $22,729      $0              $69,299
Marcia L. Beck***             $0           $0              $0
David B. Ford                 $0           $0              $0
Alan A. Shuch                 $0           $0              $0
Jackson W. Smart              $18,893      $0              $58,954
William H. Springer           $18,893      $0              $58,954
Richard P. Strubel            $18,893      $0              $58,954
--------------

* The Goldman Sachs Funds consisted of 29 mutual funds, including the nine portfolios, on December 31, 1996.
**        Retired as of June 30, 1996.
***       Resigned as President and Trustee of the Trust on May 1,
          1996.

                          THE ADVISER, DISTRIBUTOR AND
                                 TRANSFER AGENT
THE ADVISER

     GSAM, a separate operating division of Goldman Sachs, acts as the investment adviser to the Portfolios. Under the Advisory Agreement between Goldman Sachs on behalf of GSAM and the Trust on behalf of the Portfolios, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Portfolio, acts as investment adviser and directs the investments of the Portfolios. In addition, GSAM administers the Portfolios' business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust's custodian, transfer agent, or other organizations) clerical recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, the Trust pays GSAM a fee, computed daily and paid monthly at an annual rate of .35% of each Portfolio's average daily net assets. GSAM has agreed to reduce or otherwise limit certain other expenses (excluding fees payable to Service Organizations, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) of each Portfolio, on an annualized basis, to .06% of the average daily net assets of the Treasury Instruments, Money Market, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios; and to .07% of the average daily net assets of the Prime Obligations, Treasury Obligations, Government and Tax-Exempt California Portfolios. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Portfolio's estimated annualized expense ratio and the expense limit for that Portfolio. This amount shall be reduced by any prior payments related to the current fiscal year. GSAM has also voluntarily agreed to waive a portion of its advisory fee for the Treasury Instruments, Money Market, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios during the fiscal year ended December 31, 1996.

     The Trust, on behalf of each Portfolio, is responsible for all expenses other than those expressly borne by GSAM under the Portfolios' Advisory Agreement. The expenses borne by Units of each Portfolio include, without limitation, the fees payable to GSAM, the fees and expenses of the Portfolios' custodian, fees and expenses of the Portfolios' transfer agent, filing fees for the registration or qualification of Units under federal or state securities laws, expenses of the organization of the Portfolios, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Portfolios for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the

Portfolios), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to Unitholders and regulatory authorities, its proportionate share of the compensation and expenses of its "non-interested" Trustees, and extraordinary expenses incurred by the Portfolios.

     The Advisory Agreement entered into on behalf of the Portfolios was most recently approved by the Board of Trustees, including the"non-interested" Trustees, on April 23, 1997 and by the unitholders of each Portfolio (other than the Treasury Instruments and Tax-Exempt New York Portfolios) on April 19, 1990 and by the unitholders of the Treasury Instruments and Tax-Exempt New York Portfolios on June 3, 1991. The Advisory Agreement will remain in effect until June 30, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Portfolio, as defined in the Investment Company Act, and, in either case, by a majority of "non-interested" Trustees.

     For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 the amount of the advisory fee incurred by each Portfolio was as follows:

                                       1996        1995        1994

Prime Obligations Portfolio         $5,185,990  $6,728,074  $9,135,344
Money Market Portfolio               2,955,074   2,618,275   2,663,551
Treasury Obligations Portfolio       3,157,511   3,206,490   3,545,307
Treasury Instruments Portfolio       1,555,342   1,079,236     687,965
Government Portfolio                 2,509,206   3,259,056   4,804,362
Federal Portfolio                    5,426,430   4,543,196   3,396,214
Tax-Exempt Diversified Portfolio     3,850,742   3,795,451   4,372,766
Tax-Exempt California Portfolio      1,410,751   1,030,447     867,058
Tax-Exempt New York Portfolio          266,835     234,853     150,735

     GSAM agreed not to impose a portion of its advisory fees for the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 with respect to the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios. Had such fees been imposed, the following additional fees would have been incurred for the periods indicated:


                                       1996        1995        1994

Money Market Portfolio              $  492,512  $  436,325  $  443,925
Treasury Instruments Portfolio       2,073,789   1,438,992     917,292
Federal Portfolio                    4,069,823   3,407,655   2,547,168
Tax-Exempt Diversified Portfolio     1,540,297   1,518,129   1,749,116
Tax-Exempt New York Portfolio           92,366     109,464     123,050


     In addition, GSAM assumed certain expenses related to the operations of each Portfolio during various periods of 1996, 1995 and 1994 to the extent such expenses would have caused each Portfolio's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the following additional expenses would have been incurred for such years:

                                      1996     1995        1994
                                      ----     ----        ----
Prime Obligations Portfolio         $234,432  $347,317   $635,085
Money Market Portfolio               243,590   135,715    301,326
Treasury Obligations Portfolio       212,886   203,882    371,456
Treasury Instruments Portfolio       220,794   223,652    150,525
Government Portfolio                 231,536   276,785    526,310
Federal Portfolio                    452,463   302,153    326,417
Tax-Exempt Diversified Portfolio      24,367   239,829    217,296
Tax-Exempt California Portfolio       22,092    19,625     34,612
Tax-Exempt New York Portfolio         16,029    32,403     51,675


     The Advisory Agreement provides that GSAM shall not be liable to a Portfolio for any error of judgment by GSAM or for any loss sustained by the Portfolio except in the case of GSAM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Portfolio may use any name derived from the name "Goldman Sachs" only so long as the Advisory Agreement remains in effect. The Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated with respect to any particular Portfolio without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that Portfolio on 60 days' written notice to GSAM or by GSAM without penalty at any time on 90 days' written notice to the Trust.

     Under the Advisory Agreement, GSAM is also responsible for the administration of each Portfolio's business affairs subject to the supervision of the Trustees and, in connection therewith, furnishes each Portfolio with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping functions, to the extent not provided pursuant to the Portfolios' custodian agreements; preparation and filing of documents required to comply with federal and state securities laws; supervising the activities of the Portfolios' custodian and transfer agent; providing assistance in connection with meetings of the Trustees and unitholders; and other administrative services necessary to conduct the Trust's business.

     In managing the Tax-Exempt Diversified Portfolio, the Tax-Exempt California Portfolio and the Tax-Exempt New York Portfolio, GSAM will draw upon the extensive research generated by Goldman Sachs' Municipal Credit Group. The Credit Group's research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and administrative and economic characteristics.

THE DISTRIBUTOR AND TRANSFER AGENT

     Goldman Sachs acts as principal underwriter and distributor of each Portfolio's units. The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on April 23, 1997. Goldman Sachs retained approximately $300 of commissions on redemptions of Class B shares during 1996. Goldman Sachs also serves as the Portfolios' transfer agent. Goldman Sachs provides customary transfer agency services to the Portfolios, including the handling of unitholder communications, the processing of unitholder transactions, the maintenance of unitholder account records, payment of dividends and distributions and related functions. For these services, Goldman Sachs receives .04% (on an annualized basis) of the average daily net assets with respect to each Portfolio (other than the Prime Obligations Portfolio). With respect to the Prime Obligations Portfolio, Goldman Sachs is entitled to receive a fee from the Portfolio equal to the classes proportionate share of the total transfer agency fees borne by the Portfolio, which are equal to $12,000 per year plus $7.50 per account, together with out-of-pocket expenses (including those out of pocket expenses payable to servicing agents) applicable to ILA Class B and ILA Class C Units and .04% of the average daily net assets of the other classes of the Prime Obligations Portfolio. Goldman Sachs may from time to time agree that the fee it would otherwise be entitled to receive under its transfer agency agreement will be reduced.

     For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 the Portfolios incurred transfer agency fees as follows:

                                       1996       1995       1994

Prime Obligations Portfolio         $  592,685  $768,923  $1,044,039
Money Market Portfolio                 394,010   349,060     355,140
Treasury Obligations Portfolio         360,858   366,456     405,178
Treasury Instruments Portfolio         414,758   287,798     183,457
Government Portfolio                   286,766   372,463     549,070
Federal Portfolio                    1,085,286   908,708     679,243
Tax-Exempt Diversified Portfolio       616,119   607,252     699,643
Tax-Exempt California Portfolio        161,229   117,765      99,092
Tax-Exempt New York Portfolio           41,051    39,298      32,139


     Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.2 billion. Goldman Sachs became registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $104.9 billion in total assets.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED
     -------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of the Adviser and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Adviser and its advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and/or which engage in transactions in the same types of securities, currencies and instruments as the Portfolios. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Portfolios invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Portfolios invest, which could have an adverse impact on each Portfolio's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Portfolios' transactions and thus at prices or rates that may be more or less favorable. When the Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Portfolios, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Portfolios.

     From time to time, the Portfolios' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Adviser and/or its affiliates are performing services or when position limits have been reached.

     In connection with their management of the Portfolios, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Portfolios in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Portfolios. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Portfolios.

     The results of each Portfolio's investment activities may differ significantly from the results achieved by the Adviser and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Portfolio's activities, but will not be involved in the day-to-day management of such Portfolio. In such instances, those individuals may, as a result, obtain information regarding the Portfolio's proposed investment activities which is not generally available to the public. In addition, by virtue of their affili-ation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Portfolio invests.

     In addition, certain principals and certain of the employees of the Adviser are also principals or employees of Goldman Sachs or its affiliated entities.
As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Adviser may enter into transactions and invest in instruments in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Portfolios, and such party may have no incentive to assure that the Portfolios obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Portfolios invest or which may be based on the performance of a Portfolio. The Portfolios may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Portfolios. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transactions are permitted, the Portfolios will deal with Goldman Sachs and its affiliates on an arm's-length basis.

     Each Portfolio will be required to establish business relationships with its counterparties based on the Portfolio's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Portfolio's establishment of its business relationships, nor is it expected that a Portfolio's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Portfolio's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Portfolio in order to increase the assets of the Portfolio. Increasing a Portfolio's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Portfolio's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Portfolio acquired for its own account. A large redemption of shares of a Portfolio by Goldman Sachs could significantly reduce the asset size of the Portfolio, which might have an adverse effect on a Portfolio's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Portfolio and other unitholders in deciding whether to redeem its units.

                             PORTFOLIO TRANSACTIONS

     GSAM places the portfolio transactions of the Portfolios and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Portfolio and at reasonable competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Portfolios are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

     Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Portfolios buy, hold or sell. An order has been granted by the SEC under the Investment Company Act which permits the Portfolios to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Portfolios may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

     Under the Investment Company Act, the Portfolios are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under such Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Portfolio's ability to purchase debt securities in the primary market may from time to time be limited.

     In certain instances there may be securities which are suitable for more than one Portfolio as well as for one or more of the other clients of GSAM. Investment decisions for each Portfolio and for GSAM's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. Each Portfolio believes that over time its ability to participate in volume transactions will produce better executions for the Portfolios.

     During the fiscal year ended December 31, 1996, the Trust acquired and sold securities of its regular broker/dealers: Bear Stearns, Chase Manhattan, Daiwa Securities, Lehman, Morgan Stanley, Smith Barney Inc., Swiss Bank Corp. and Union Bank of Switzerland.

     As of December 31, 1996, the Prime Obligations Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands): Chase Manhattan ($57,038), Smith Barney ($30,000), Morgan Stanley ($58,323), and Swiss Bank Corp. ($3,806).

     As of December 31, 1996, the Money Market Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands): Bear Stearns ($34,778), Morgan Stanley ($70,359), Chase Manhattan ($30,388), and Swiss Bank Corp. ($13,730).

     As of December 31, 1996, the Treasury Obligations Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1, or their parents ($ in thousands): Bear Stearns Companies ($35,000), Daiwa Securities ($35,000), Lehman ($35,000), Smith Barney Inc. ($30,000), Union Bank of Switzerland ($30,000), Chase Manhattan ($107,833), Morgan Stanley ($129,400), and Swiss Bank Corp. ($58,316).

     As of December 31, 1996, the Government Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1, or their parents ($ in thousands): Bear Stearns Companies ($30,000), Daiwa Securities ($30,000), Lehman ($30,000), Morgan Stanley ($120,363), Chase Manhattan ($100,303), and Swiss Bank Corp. ($54,244).

                                NET ASSET VALUE

     The net asset value per unit of each Portfolio is determined by the Portfolios' custodian as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

     Each Portfolio's securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $ 1.00 per unit, which the Board of Trustees has determined to be in the best interest of the Portfolios and their unitholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. During such periods, the yield to an investor in a Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on units of a Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he or she purchased units of the Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

     The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Portfolio's price per unit as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per unit based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing unitholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of units in kind; or establishing a net asset value per unit by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per unit at $1.00 the Trustees have the authority (1) to reduce or increase the number of units outstanding on a pro rata basis, and (2) to offset each unitholder's pro rata portion of the deviation between the net asset value per unit and $1.00 from the unitholder's accrued dividend account or from future dividends. Each Portfolio may hold cash for the purpose of stabilizing its net asset value per unit. Holdings of cash, on which no return is earned, would tend to lower the yield on such Portfolio's units.

     In order to continue to use the amortized cost method of valuation for each Portfolio's investments, the Portfolios must comply with Rule 2a-7. See "Investment Restrictions."

     The proceeds received by each Portfolio for each issue or sale of its units, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are to be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made. In addition, within each Portfolio, ILA Units, ILA Administration Units, ILA Service Units and ILA Class B and Class C Units (Prime Obligations Portfolio only) will be subject to different expense structures (see "Organization and Capitalization").

                                  REDEMPTIONS

     The Trust may suspend the right of redemption of units of a Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the unitholders of the Trust or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Portfolio's units.

     The Trust agrees to redeem units of each Portfolio solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one unitholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Portfolio's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the units being redeemed. If a unitholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

                        CALCULATION OF YIELD QUOTATIONS

     Each Portfolio's yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one unit at the beginning of a seven-day period.

     Yield, effective yield and tax-equivalent yield are calculated separately for each class of units of a Portfolio. Each type of unit is subject to different fees and expenses and may have differing yields for the same period.

     The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one unit at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Portfolio.

     Each Portfolio also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

       Effective Yield = [(base period return + 1) to the 365/7th power] - 1

     The Tax-Exempt Diversified, Tax-Exempt California, Tax-Exempt New York, Federal and Treasury Instruments Portfolios may also advertise a tax-equivalent yield which is computed by dividing that portion of a Portfolio's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

     Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the return for a Portfolio will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as of the expenses allocated to each Portfolio. The return of a Portfolio may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

     The yield, effective yield and tax-equivalent yield of each Portfolio with respect to ILA Units, ILA Administration Units, ILA Service Units and ILA Class B Units for the seven-day period ended December 31, 1996 were as follows:

                                                            Tax-
                                              Effective  Equivalent
                                       Yield    Yield      Yield
                                       -----  ---------  ----------
Prime Obligations Portfolio:
  ILA Units                             5.12       5.25  N/A
  ILA Administration Units              4.97       5.10  N/A
  ILA Service Units                     4.72       4.85  N/A
  ILA Class B Units                     4.12       4.25  N/A

Money Market Portfolio:
  ILA Units                             5.20       5.33  N/A
  ILA Administration Units              5.05       5.18  N/A


  ILA Service Units                     4.80       4.93  N/A

Treasury Obligations Portfolio:
  ILA Units                             5.19       5.32  N/A
  ILA Administration Units              5.04       5.17  N/A
  ILA Service Units                     4.79       4.92  N/A

Treasury Instruments Portfolio:
  ILA Units                             4.84       4.95  N/A
  ILA Administration Units              4.69       4.80  N/A
  ILA Service Units                     4.44       4.55  N/A

Government Portfolio:
  ILA Units                             5.19       5.32  N/A
  ILA Administration Units              5.04       5.17  N/A
  ILA Service Units                     4.79       4.92  N/A

Federal Portfolio:
  ILA Units                             5.15       5.28  N/A
  ILA Administration Units              5.00       5.13  N/A
  ILA Service Units                     4.75       4.88  N/A

Tax-Exempt Diversified Portfolio:
  ILA Units                             3.58       3.64  5.93
  ILA Administration Units              3.43       3.49  5.68
  ILA Service Units                     3.18       3.24  5.26

Tax-Exempt California Portfolio***:
  ILA Units                             3.47       3.53  5.75
  ILA Administration Units              3.32       3.38  5.50
  ILA Service Units**                   3.07       3.13  5.08

Tax-Exempt New York Portfolio*
  ILA Units                             3.52       3.58  5.83
  ILA Administration Units              3.37       3.43  5.58
  ILA Service Units**                   3.12       3.18  5.17

-------------------------

* 6.39%, 6.12% and 5.67% for the ILA Units, ILA Administration Units and ILA Service Units, respectively, when taking New York State taxes into account, and 6.72%, 6.43% and 5.96%, respectively, when taking New York City taxes into account.

** Assuming such Units had been outstanding and were subject to maximum administration or service fees.

***  6.48%, 6.20% and 5.73% for the ILA Units, ILA Administration Units and ILA
   Service Units, respectively, when taking California State taxes into account.

  The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Adviser. See "The Adviser, Distributor and Transfer Agent." In the absence of such fee reductions and expense limitations, the yield of each Portfolio for the same period would have been as follows:

                                                         Tax-
                                             Effective  Equivalent
                                      Yield    Yield      Yield
                                      -----  ---------  ----------
Prime Obligations Portfolio
  ILA Units                            5.10       5.23  N/A
  ILA Administration Units             4.95       5.08  N/A
  ILA Service Units                    4.70       4.83  N/A


  ILA Class B Units                    4.10       4.23  N/A

Money Market Portfolio
  ILA Units                            5.15       5.28  N/A
  ILA Administration Units             5.00       5.13  N/A
  ILA Service Units                    4.75       4.88  N/A

Treasury Obligations Portfolio
  ILA Units                            5.16       5.30  N/A
  ILA Administration Units             5.01       5.15  N/A
  ILA Service Units                    4.76       4.90  N/A

Treasury Instruments Portfolio
  ILA Units                            4.62       4.73  N/A
  ILA Administration Units             4.47       4.58  N/A
  ILA Service Units                    4.22       4.33  N/A

Government Portfolio
  ILA Units                            5.16       5.30  N/A
  ILA Administration Units             5.01       5.15  N/A
  ILA Service Units                    4.76       4.90  N/A

Federal Portfolio
  ILA Units                            4.99       5.11  N/A
  ILA Administration Units             4.84       4.96  N/A
  ILA Service Units                    4.59       4.71  N/A

Tax-Exempt Diversified Portfolio
  ILA Units                            3.48       3.54  5.76
  ILA Administration Units             3.33       3.39  5.51
  ILA Service Units                    3.08       3.14  5.10

Tax-Exempt California Portfolio***
  ILA Units                            3.47       3.53  5.75
  ILA Administration Units             3.32       3.38  5.50
  ILA Service Units**                  3.07       3.13  5.08

Tax-Exempt New York Portfolio*
  ILA Units                            3.42       3.48  5.66
  ILA Administration Units             3.27       3.33  5.41
  ILA Service Units**                  3.02       3.08  5.00

-------------------------------

* 6.21%, 5.94% and 5.48% for the ILA Units, ILA Administration Units and ILA Service Units, respectively, when taking New York State taxes into account, and 6.53%, 6.24% and 5.77%, respectively, when taking New York City taxes into account.

** Assuming such Units had been outstanding and were subject to maximum administration or service fees.

***  6.48%, 6.20% and 5.73% for the ILA Units, ILA Administration Units and ILA
   Service Units, respectively, when taking the California State Taxes into account.

     The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 1996 are based on a federal marginal tax rate of 39.6%.

     With respect to the Tax-Exempt California Portfolio, the California top marginal State personal income tax rate of 9.30% is being assumed in addition to the 39.6% federal tax rate, for a combined tax rate of 46.42%. With respect to the Tax-Exempt New

York Portfolio, the tax equivalent yields are being shown under three scenarios. The first scenario assumes a federal marginal tax rate of 39.6%, the second scenario assumes a New York top marginal State personal income tax rate of 6.85%, for a combined effective tax rate of 44.94%. The third scenario assumes a New York City top marginal personal income tax rate of 4.46% in addition to the above federal and New York State tax rates, for a combined effective tax rate of 47.63%. The combined tax rates assume full deductibility of state and, if applicable, city taxes in computing federal tax liability.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form a part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     From time to time any Portfolio may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropal, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

     The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Portfolio's performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts and repurchase agreements. The Trust may also compare a Portfolio's performance with that of other mutual funds with similar investment objectives.

     The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Portfolio. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance data.

     A Portfolio's performance data will be based on historical results and is not intended to indicate future performance. A Portfolio's performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors.

Return for a Portfolio will fluctuate unlike certain bank deposits or other investments which pay a fixed yield or return.

     The Trust may also, at its discretion, from time to time make a list of a Portfolio's holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current holdings.

     In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to unitholders.



                                TAX INFORMATION

     Each Portfolio has qualified and has elected or intends to qualify and elect to be treated and to qualify as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

     In order to qualify as a regulated investment company, each Portfolio must, among other things, (a) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other investments (the "90% Test"); (b) derive less than 30% of its gross income for the taxable year from the sale or other disposition of stock or securities or certain other investments held less than three months; and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total gross assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

     Each Portfolio, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to unitholders with respect to any taxable year in accordance with the Code's timing and other requirements, provided that the Portfolio distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than "net capital gain," which is the excess of net long-term capital gain over net short-term capital loss) for such year and, in the case of any Portfolio that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Portfolio will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a non-deductible 4% federal excise tax, each Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Portfolio paid no federal income tax.

     Dividends paid by a Portfolio from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of unitholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by a Portfolio from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to unitholders as long-term capital gain, regardless of the length of time the units of a Portfolio have been held by such unitholders, and also will not qualify for the corporate dividends-received deduction. A Portfolio's net realized capital gains for a taxable year are computed by taking into account realized capital losses, including any capital loss carryforward of that Portfolio.

     Distributions paid by the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios from tax-exempt interest received by them and properly designated as "exempt-interest dividends" will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Portfolio's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section
                                         - -
103(a) of the Code (not including units of other regulated investment companies that may pay exempt-interest dividends, because such units are not treated as tax-exempt obligations for this purpose). Dividends paid by the other Portfolios from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions attributable to interest on certain "private activity bonds," if any, received by a Portfolio may constitute a tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular unitholders. In addition, tax-exempt distributions of the Portfolios may be considered in computing the "adjusted current earnings" preference item of their corporate unitholders in determining the corporate alternative minimum tax. To the extent that the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios invest in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from Federal income tax, or earn other taxable income any distributions of income from such investments or other taxable income will be taxable to unitholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry units of the Portfolio will generally not be deductible. The availability of tax-exempt obligations and the value of the Portfolios may be affected by restrictive tax legislation enacted in recent years.

     In purchasing municipal obligations, the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios rely on opinions of nationally-recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Portfolios do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels' opinions are correct.

     Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in units or in cash.
Unitholders electing to receive distributions in the form of additional units will have a cost basis in each unit so received equal to the amount of cash they would have received had they elected to receive cash.

     Certain Portfolios may be subject to foreign withholding taxes or other foreign taxes with respect to their investments in certain securities of foreign entities. These taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties in some cases, and each Portfolio intends to satisfy any procedural requirements to qualify for benefits under these treaties. Although no Portfolio anticipates that more than 50% of the value of its total assets at the close of a taxable year will be composed of securities of foreign corporations, if the 50% requirement were satisfied by a portfolio, that a Portfolio could make an election under Code Section 853 to permit its unitholders to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by that Portfolio in foreign countries. In the event such an election is made, unitholders will be required to include their pro rata share of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction with respect to such taxes, subject to certain limitations under the Code. Unitholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income tax.

     Each Portfolio will be required to report to the Internal Revenue Service all taxable distributions, except in the case of certain exempt unitholders. Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt unitholders who fail to furnish the Portfolio with their taxpayer identification number and with certain certifications required by the Internal Revenue Service or if the Internal Revenue Service or a broker notifies a Portfolio that the number furnished by the unitholder is incorrect or that the unitholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will not be subject to backup withholding if the applicable Portfolio reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. The Portfolios may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct, if applicable, or that the investor is an exempt recipient. If the withholding provisions are applicable, any such distributions, whether taken in cash or reinvested in units, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

     Redemptions (including exchanges) and other dispositions of units in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Portfolios successfully maintain a constant net asset value per share, but a loss may be recognized to the extent a CDSC is imposed on the redemption or exchange of ILA Class B or Class C Units. All or a portion of such a loss may be disallowed under applicable code provisions in certain circumstances. Unitholders should consult their own tax advisors with reference to their circumstances to determine whether a redemption, exchange, or other disposition of Portfolio Units is properly treated as a sale for tax purposes.

     All distributions (including exempt-interest dividends) whether received in units or cash, must be reported by each unitholder who is required to file a federal income tax return. The Portfolios will inform unitholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Unitholders who receive exempt-interest dividends and have not held their units of the applicable Portfolio for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Portfolio. Each unitholder should consult his or her own tax advisor to determine the tax consequences of an investment in a Portfolio in the unitholder's own state and locality.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Unitholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each unitholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of units of a Portfolio, including the possibility that such a unitholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions from a Portfolio and, if a current IRS Form W-8 or acceptable substitute is not on file with the Portfolio, may be subject to backup withholding on certain payments.

STATE AND LOCAL

     The Portfolios may be subject to state or local taxes in jurisdictions in which the Portfolios may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Portfolio and its unitholders under such laws may differ from their treatment under Federal income tax laws, and an investment in the Portfolios may have tax consequences for unitholders that are different from those of a direct investment in the Portfolios' securities. Unitholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for unitholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Portfolios in securities issued by the particular state or the U.S. Government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. Government obligations and/or (ii) exempt from intangible property tax the value of the units of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations. See also the discussion below of these applicable provisions in California and New York.

     Provided that the Portfolios qualify as regulated investment companies and incur no federal income tax liability, the Portfolios may still be subject to New York State and City minimum taxes, which are small in amount.

     California State Taxation. The following discussion of California tax law assumes that the Tax-Exempt California Portfolio will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The Tax-Exempt California Portfolio intends to qualify for each taxable year under California law to pay "exempt interest dividends" which will be exempt from the California personal income tax.

     Individual unitholders of the Tax-Exempt California Portfolio who reside in California will not be subject to California personal income tax on distributions received from the Portfolio to the extent such distributions are exempt-interest dividends attributable to interest on obligations the interest on which is exempt from California personal income tax provided that the Portfolio satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California Law. Distributions from the Tax-Exempt California Portfolio which are attributable to sources other than those described in the second preceding sentence will generally be taxable to such unitholders as ordinary income. Moreover, California legislation which incorporates Subchapter M of the Code provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Capital gains that are retained by the Portfolio will be taxed to that Portfolio, and California residents will receive no California personal income tax credit for such tax. Distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

     Distributions from investment income and long-term and short-term capital gains will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate unitholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions may be includable in income subject to the alternative minimum tax.

     Interest on indebtedness incurred or continued by unitholders to purchase or carry units of the Tax-Exempt California Portfolio will not be deductible for California personal income tax purposes.

     In addition, any loss realized by a unitholder of the Tax-Exempt California Portfolio upon the sale of units held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such units. Moreover, any loss realized upon the redemption of units within six months from the date of purchase of such units and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of units within thirty days before or after the acquisition of other units of the same Portfolio may be disallowed under the "wash sale" rules.

     New York City and State Taxation. Individual unitholders who are residents of New York State will be able to exclude for New York State income tax purposes that portion of the exempt-interest dividends properly designated as such from the Tax-Exempt New York Portfolio which is derived from interest on obligations of New York State and its political subdivisions and obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Exempt- interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the Portfolio are invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes. Individual unitholders who are residents of New York City will also be able to exclude such income for New York City income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax-Exempt New York Portfolio is not deductible for New York State or New York City personal income tax purposes.

     Long-term capital gains, if any, that are distributed by the Tax-Exempt New York Portfolio and are properly designated as capital gain dividends will be treated as capital gains for New York State and City income tax purposes in the hands of New York State and New York City residents

     Unitholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

     This discussion of the tax treatment of the Portfolio and its unitholders is based on the tax laws in effect as of the date of this Statement of Additional Information.

                        ORGANIZATION AND CAPITALIZATION

     The Portfolios were reorganized from series of a Massachusetts business Trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

     The Act requires that where more than one class or series of units exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees also have authority to classify and reclassify any series of units into one or more classes of units. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of up to three classes of units of each of the Portfolios: ILA Units, ILA Administration Units and ILA Service Units. In addition, the Trustees have authorized a fourth and fifth class of units, ILA Class B Units and ILA Class C Units, with respect to the Prime Obligations Portfolio.

     Each ILA Unit, ILA Administration Unit, ILA Service Unit, ILA Class B Unit and ILA Class C Unit of a Portfolio represents an equal proportionate interest in the assets belonging to that Portfolio. It is contemplated that most units (other than ILA Class B or Class C Units) will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the units or another organization designated by such bank or institution. ILA Class B and Class C Units generally are only issued upon exchange from Class B or Class C Shares, respectively, of other Funds of the Goldman Sachs mutual funds. ILA Units may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution's investors. ILA Administration Units may be purchased for accounts held in the name of an investor or an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange ILA Administration Units. ILA Administration Units of each Portfolio bear the cost of administration fees at the annual rate of up to .15 of 1% of the average daily net assets of such Units. ILA Service Units may be purchased for accounts held in the name of an institution that provides certain account administration and unitholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange ILA Service Units, responding to customer inquiries and assisting customers with investment procedures. ILA Service Units bear the cost of service fees at the annual rate of up to .40 of 1% of the average daily net assets of such Units. ILA Class B Units of the Prime Obligations Portfolio are sold subject to a contingent deferred sales charge of up to 5.0% and ILA Class C Units are sold subject to a contingent deferred sales charge of 1.0% if redeemed within 12 months of purchase. ILA Class B and Class C Units are sold through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. ILA Class B and Class C Units bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to ILA Class B and Class C Units, respectively. ILA Class B and Class C Units also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets of the Prime Obligations Portfolio attributable to ILA Class B and Class C Units.

     It is possible that an institution or its affiliates may offer different classes of units to its customers and thus receive different compensation with respect to different classes of units of the same Portfolio. In the event a Portfolio is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of units of the Portfolio. ILA Administration Units, ILA Service Units, ILA Class

B Units and ILA Class C Units each have certain exclusive voting rights on matters relating to their respective plans. Units of each class may be exchanged only for Units of the same class in another Portfolio or, in the case of the Prime Obligations Portfolio, shares of the corresponding class of certain other mutual funds sponsored by Goldman Sachs. Except as described above, the five classes of units are identical. Certain aspects of the Units may be altered, after advance notice to unitholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

     When issued units are fully paid and non-assessable. In the event of liquidation, unitholders are entitled to share pro rata in the net assets of the applicable class of the relevant Portfolio available for distribution to such unitholders. All units entitle their holders to one vote per unit, are freely transferable and have no preemptive subscription or conversion rights.

     The Trust is not required to hold annual meetings of unitholders and does not intend to hold such meetings. In the event that a meeting of unitholders is held, each unit of the Trust will be entitled, as determined by the Trustees, either to one voter for each unit or to one vote for each dollar of net asset value represented by such units on all matters presented to unitholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Unitholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of unitholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the units entitled to vote at such meetings. The unitholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

     As of July 24, 1997, the only holders of record of 5% or more of the outstanding units of the Prime Obligations Portfolio were Duquesne Capital Management, Inc., 2579 Washington Rd. Ste. 322, Pittsburgh, PA 15241-2563 (5.77%); GS Capital Partners, L.P., 85 Broad Street, 10th Floor, New York, NY 10004-2434 (5.97%); and United Missouri Bank of Kansas City, PO Box 419692, Kansas City 64141-6692 (5.93%).

     As of July 24, 1997, the only holders of record of 5% or more of the outstanding units of the Money Market Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (22.34%) and Stone Street & Bridge Street Funds, 85 Broad Street, 4th Floor, New York, NY 10004-2434 (6.03%).

     As of July 24, 1997, the only holders of record of 5% or more of the outstanding units of the Treasury Obligations Portfolio were Bank of New York
(NCD), 1 Wall Street, 5th Floor, New York, NY 10286-0001 (11.78%); Bank One Investment Advisors Corp., PO Box 710211, Columbus, OH, 43271-0211 (5.68%); and First National Bank of Omaha, PO Box 3128, Omaha, NE 68103-0128 (19.90%).

     As of July 15, 1997, the only holders of record of 5% or more of the outstanding units of the Treasury Instruments Portfolio were Bank of New York
(NCD), 1 Wall Street, 5th Floor, New York, NY 10286-0001 (35.46%); Emerald Partners, 237 Park Avenue Ste. 801, New York, NY 10017-3142 (9.11%); Mid-America Bank of Louisville, PO Box 1101, Louisville, KY 40201 (7.90%); and Morgan Stanley, 2 No. LaSalle Street, Ste. 500, Chicago, IL 60602 (6.85%).

     As of July 24, 1997, the only holders of record of 5% or more of the outstanding units of the Government Portfolio were Comerica Bank, PO Box 55-519, Detroit, MI 48255-0499 (7.71%); Morgan Stanley, 2 No. LaSalle Street, Ste. 500, Chicago, IL 60602 (14.41%); Northern Trust, 50 South LaSalle Street, Chicago, IL 60675 (8.60%); United Missouri Bank of Kansas City, PO Box 419692, Kansas City, MO 64141-6692 (5.15%); and Wells Fargo Bank, 26610 Agoura Rd., Calabasas, CA 91302-1954 (6.77%).

     As of July 24, 1997, the only holders of record of 5% or more of the outstanding units of the Tax-Exempt New York Portfolio were Acker Accounts, PO Box 800, New York, NY 10960 (6.91%); Bank of New York, 48 Wall Street, New York, NY 10286 (32.46%); Marine Midland Bank, PO Box 4203, Buffalo, NY 14240 (5.32%); and Spears Benzak, 45 Rockefeller, 33rd Floor, New York, NY (5.29%).

     As of July 24, 1997, the only holders of record of 5% or more of the outstanding units of the Federal Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (12.03%); and Hillard Lyons Trust Co., PO Box 32760, Louisville, KY 40232-2760 (6.41%).

UNITHOLDER AND TRUSTEE LIABILITY

     Under Delaware law, the unitholders of the Portfolios are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust unitholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a unitholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust unitholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of unitholder liability for acts or obligations of a Portfolio. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Portfolio or the Trustees. The Declaration of Trust provides for indemnification by the relevant Portfolio for all loss suffered by a unitholder as a result of an obligation of the Portfolio. The Declaration of Trust also provides that a Portfolio shall, upon request, assume the defense of any claim made against any unitholder for any act or obligation of the Portfolio and satisfy any judgment thereon. In view of the above, the risk of personal liability of unitholders is remote.

     In addition to the requirements set forth under the Declaration of Trust, the Trust provides that unitholders may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) unitholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding units of the Portfolio, or 10% of the outstanding units of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such unitholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Unitholders making such request to reimburse the Portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


                           CUSTODIAN AND SUBCUSTODIAN

     State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Portfolios' assets. In that capacity, State Street maintains the accounting records and calculates the daily net asset value per unit of the Portfolios. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Trust.

                            INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP, independent public accountants, 225 Franklin Street, Boston, MA 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                              FINANCIAL STATEMENTS

     The Financial Statements of the Portfolios, including the Statements of Investments as of December 31, 1996, the Statements of Assets and Liabilities as of December 31, 1996, the related Statements of Operations for the period then ended, the Statements of Changes in Net Assets and the Financial Highlights for the periods presented, the Notes to the Financial Statements, and the Report of Independent Public Accountants, all of which are included in the 1996 Annual Report to the unitholders, are attached hereto and incorporated by reference into this Statement of Additional Information.

                                  SERVICE PLAN
                            (ILA Service Units Only)

     The Trust, on behalf of each Portfolio, has adopted a service plan (the "Plan") with respect to the ILA Service Units which authorizes the Portfolios to compensate Service Organizations for providing certain account administration and personal account maintenance services to their customers who are or may become beneficial owners of such units. Pursuant to the Plan, the Trust, on behalf of each Portfolio, enters into agreements with Service Organizations which purchase ILA Service Units on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may: (a) act, directly or through an agent, as the sole unitholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns ILA Service Units, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange ILA Service Units, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in units by customers, (f) provide facilities to answer questions from prospective and existing investors about ILA Service Units, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization, and (j) act as liaison between customers and the Trust, including obtaining information from the Trust, working with the Trust to correct errors and resolve problems and providing statistical and other information to the Trust. As compensation for such services, the Trust on behalf of each Portfolio pays each Service Organization a service fee in an amount up to .40% (on an annualized basis) of the average daily net assets of the ILA Service Units of each Portfolio attributable to or held in the name of such Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets.

     For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, the amount of the service fees paid by each Portfolio then in existence to Service Organizations was as follows:

                             1996       1995      1994
                          ----------  --------  --------

Prime Obligations
  Portfolio               $  494,274  $937,733  $630,669

Money Market Portfolio       128,313   102,642    82,267

Treasury Obligations
  Portfolio               $  579,790   478,419   435,536

Treasury Instruments
  Portfolio                1,266,586   316,188   187,470

Government Portfolio         352,931   430,114   603,447

Federal Portfolio            562,023   254,508    34,415

Tax-Exempt Diversified
  Portfolio                  130,158   220,790   187,137

Tax-Exempt California
  Portfolio/(1)/                  --        --        --

Tax-Exempt New York
  Portfolio/(1)/                  --        --        --

--------------------
/(1)/ ILA Service Unit activity has not commenced operations.


     The Trust has adopted each Plan pursuant to Rule 12b-l under the Investment Company Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Investment Company Act. Rule 12b-l, which was adopted by the Securities and Exchange Commission under the Investment Company Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of ILA Service Units. However, should such payments be deemed by a court or the Securities and Exchange Commission to be distribution expenses, such payments would be duly authorized by the Plan.

     The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Trust, such Service Organi zations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of ILA Service Units automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of the Portfolios. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and other financial institutions purchasing ILA Service Units on behalf of their customers may be required to register as dealers pursuant to state law. Any such alteration or discontinuance of services could require the Trustees of the Trust to consider changing the Trust's method of operations or providing alternative means of offering ILA Service Units to customers of such Service Organizations, in which case the operation of the Trust, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alteration of the Trust's operations would have any effect on the net asset value per unit or result in financial losses to any unitholder.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Service Units. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Service Units.

     The Plans were approved by the respective holders of ILA Service Units of each Portfolio (other than the Tax-Exempt California and Tax-Exempt New York Portfolios) on June 3, 1991. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plans or the related Service Agreements, most recently voted to approve the Plans and Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on April 23, 1997. They will remain in effect until April 30, 1998 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the ILA Service unitholders of the affected Portfolio, and all material amendments of a Plan must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding ILA Service Units of the affected Portfolio. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding ILA Service Units of the affected Portfolio on not more than 60 days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Portfolios and holders of ILA Service Units of such Portfolios. In the Trustees' quarterly review of the Plans and Service Agreements, they will consider their continued appropriateness and the level of compensation provided therein.

DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS (ILA CLASS B AND CLASS C UNITS
ONLY)

AUTHORIZED DEALER SERVICE PLAN
==============================

       As described in the Prospectus, the Prime Obligations Portfolio with respect to each of its ILA Class B and Class C Units has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (an "Authorized Dealer Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for the provision of personal and account maintenance services. The Authorized Dealer Service Plan has been most recently approved with respect to ILA Class B Units and initially approved with respect to ILA Class C Units by the Board of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Authorized Dealer Service Plan, at a meeting held on April 23, 1997. With respect to its ILA Class B and Class C Units, the Prime Obligations Portfolio's Authorized Dealer Service Plan provides for the compensation for personal and account maintenance services at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to ILA Class B Units and Class C Units, respectively. For the fiscal year ended December 31, 1996, the Prime Obligations Portfolio paid Goldman Sachs $128 under the Service Plan with respect to its Class B units.

     The Authorized Dealer Service Plan will remain in effect until May 1, 1998 and from year to year thereafter, provided that the continuance of such service plan is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Authorized Dealer Service Plan. All material amendments of the Authorized Dealer Service Plan must also be approved by the Trustees of the Trust in the manner described above. The Authorized Dealer Service Plan may be terminated at any time as to the ILA Class B or Class C Units of the Prime Obligations Portfolio without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the outstanding ILA Class B Units or Class C Units, respectively, of the Prime Obligations Portfolio. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Authorized Dealer Service Plan will benefit the Prime Obligations Portfolio and its ILA Class B and Class C Unitholders.

     CLASS B DISTRIBUTION PLAN (ILA CLASS B UNITS). As described in the Prospectus, the Trust has adopted, on behalf of the Prime Obligations Portfolio, a distribution plan (the "Class B Plan") pursuant to Rule 12b-1 under the Investment Company Act with respect to ILA Class B Units. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

     The Class B Plan was most recently approved on April 23, 1997 on behalf of the Trust by a majority vote of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Class B Plan, cast in person at a meeting called for the purpose of approving the Class B Plan.

     With respect to the Prime Obligations Portfolio, the compensation payable under the Class B Plan is equal to 0.75% per annum of the average daily net assets attributable to ILA Class B Units of that Portfolio. The fees received by Goldman Sachs under the Class B Plan and contingent deferred sales charges on ILA Class B Units may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of ILA Class B Units. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Prime Obligations Portfolio's ILA Class B Units. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. For the fiscal year ended December 31, 1996, the Prime Obligations Portfolio paid Goldman Sachs $382 under the Class B Plan.

     The Class B Plan is a compensation plan which provides for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class B Plan were terminated by the Trust's Board of Trustees and no successor plan were adopted, the Prime Obligations Portfolio would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class B Plan, Goldman Sachs, as distributor of the Portfolio's ILA Class B Units, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class B Plan and the purposes for which such services were performed and expenditures were made.

     The Class B Plan will remain in effect with respect to the Prime Obligations Portfolio from year to year, provided such continuance is approved annually by a majority vote of the Board of Trustees, including a majority of the non-interested Trustees. The Class B Plan may not be amended to increase materially the amount to be spent for the services described therein as to the Prime Obligations Portfolio without approval of a majority of the outstanding ILA Class B Unitholders of that Portfolio. All material amendments of the Class B Plan must also be approved by the Board of Trustees of the Trust in the manner described above. The Class B Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the ILA Class B Units of that Portfolio. So long as the Class B Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class B Plan will benefit the Prime Obligations Portfolio and its respective ILA Class B Unitholders.

     CLASS C DISTRIBUTION PLAN (ILA CLASS C UNITS). As described in the Prospectus, the Trust has adopted on behalf of the Prime Obligations Portfolio, a distribution plan (the "Class C Plan") pursuant to Rule 12b-1 under the Act with respect to the ILA Class C Units of the Prime Obligations Portfolio. See "Distribution and Authorized Dealer Service Plans (ILA Class B and Class C Units only)" in the Prospectus.

     The Class C Plan was approved for the Prime Obligations Portfolio on April 23, 1997, on behalf of the Trust by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class C Plan, cast in person at a meeting called for the purpose of approving the Class C Plan.

     With respect to the Prime Obligations Portfolio, the compensation payable under the Class C Plan is equal to 0.75% per annum of the average daily net assets attributable to ILA Class C Units of that Portfolio. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Prime Obligations Portfolio's Class C Units.

     The Class C Plan is a compensation plan which provides for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class C Plan were terminated by the Trustees and no successor plan were adopted, the Prime Obligations Portfolio would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class C Plan, Goldman Sachs, as distributor of the Portfolio's ILA Class C Units, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class C Plan and the purposes for which such services were performed and expenditures were made.

     The Class C Plan will remain in effect until May 1, 1998 and from year to year, provided such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees. The Class C Plan may not be amended to increase materially the amount to be spent for the services described therein as to the Prime Obligations Portfolio without approval of a majority of the outstanding Class C Units of the Prime Obligations Portfolio. All material amendments of the Class C Plan must also be approved by the Trustees in the manner described above. The Class C Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Class C Units of the Prime Obligations Portfolio. So long as a Class C Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class C Plan will benefit the Prime Obligations Portfolio and its respective Class C Unitholders.

================================================================================

--------------------------------------------------------------------------------
ILA Unitholder Letter/Annual Report



--------------------------------------------------------------------------------
Dear Unitholders:

     We welcome this opportunity to provide you with a summary of the trends and key events that affected the economy and the Goldman Sachs Institutional Liquid Assets (ILA) Portfolios in 1996. It has been another positive year for ILA in which the Portfolios did well compared with their respective IBC Financial Data, Inc. averages while adhering to their conservative investment guidelines.

1996 in Review: After Easing Early in the Year, the Fed Remained Neutral Amid Moderate Growth and Benign Inflation
     Last year began on a weak note, with the economy still in the doldrums as harsh winter storms and a strike at General Motors continued to restrain growth. Against that backdrop, the Federal Reserve Board (the "Fed") cut the Federal funds rate by 25 basis points to 5.25% in January 1996, following an easing of the same magnitude in December 1995. It soon became evident that the economy had responded and was somewhat healthier than expected, with first-quarter real Gross Domestic Product (GDP) reported at 2.0% annualized. Growth was more dramatic during the second quarter, as industrial activity and automobile and home sales all showed significant improvement, pushing real GDP to 4.7%, its highest rate in two years. That growth rate caused some to expect the Fed to change direction and tighten before year-end. However, the economy subsequently moderated significantly, with third-quarter annualized real GDP retreating to 2.1%, reflecting lackluster consumer spending and a widening U.S. trade deficit. As 1996 drew to a close, moderate economic growth and contained inflation kept the Fed in a neutral mode, despite a very robust stock market.

     Historical Yield Curve (LIBOR)

                           [BAR GRAPH APPEARS HERE]
                            [PLOT POINTS TO COME]
Source: Goldman Sachs Fixed Income Database, reflecting the London Interbank Offered Rate (LIBOR).

The Federal funds rate began the year at 5.50% and ended at 5.25%. The slope of the LIBOR yield curve steepened significantly over the course of the year. By the end of 1996, the spread between one- and 12-month LIBOR moved to plus 28 basis points.

A Nimble Strategy Contributed to Strong Performance
     Taxable Sector. Structuring money market portfolios successfully during 1996 as the Fed shifted policy from easing to neutral to a bias to tighten required strict attention to risk management, as well as to a detailed analysis of market fundamentals and technicals. Analyzing the implied forward rates and determining the extent to which the market had priced in too much easing at the beginning of 1996 or too much tightening by midyear 1996 and then adjusting the portfolios' weighted average maturities and structures were equally important to our strategy.
     During the second and third quarters of 1996, we extended the ILA Portfolios' weighted average maturities as the yield curve steepened in anticipation of a Fed tightening that did not materialize. During the early part of the fourth quarter, market data suggested that growth slowed in the third quarter. Consequently, the market was priced to a more neutral Fed policy. However, year-end financing pressures resulted in investment opportunities maturing in the first quarter of 1997, and the Portfolios closed the year with neutral weighted average maturities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ILA Unitholder Letter/Annual Report (continued)



--------------------------------------------------------------------------------
     Tax-Exempt Sector. With tax reform basically a nonissue in 1996, investor interest in the sector revived, causing total assets in the tax-exempt money market fund category to increase by 13%. In contrast, supply was little changed from 1995 levels, making tax-exempts slightly more expensive in 1996. These supply/demand technicals coupled with our fundamental view that short-term rates were likely to rise explains our neutral to short-to-neutral weighted average maturities during the latter part of the year.

Summary for ILA Portfolios Institutional Units* as of December 31, 1996


 ---------------------------------------------------------
                                               Weighted
  Institutional SEC 7-Day SEC 7-Day  30-Day     Average
  Liquid Assets  Current  Effective  Average   Maturity
   Portfolios     Yield     Yield     Yield     (days)
 =========================================================
  Prime
    Obligations   5.12%     5.25%     5.10%       40
 ---------------------------------------------------------
  Money Market    5.20%     5.33%     5.18%       43
 ---------------------------------------------------------
  Government      5.19%     5.32%     5.07%       31
 ---------------------------------------------------------
  Treasury
    Obligations   5.19%     5.32%     5.06%       34
 ---------------------------------------------------------
  Treasury
    Instruments   4.84%     4.95%     4.98%       54
 ---------------------------------------------------------
  Federal         5.15%     5.28%     5.12%       41
 ---------------------------------------------------------
  Tax-Exempt
    Diversified   3.58%     3.64%     3.30%       39
 ---------------------------------------------------------
  Tax-Exempt
    California    3.47%     3.53%     3.11%       34
 ---------------------------------------------------------
  Tax-Exempt
    New York      3.52%     3.58%     3.19%       34
 ---------------------------------------------------------

* ILA offers three separate classes of units (Institutional, Administration and Service), each of which is subject to different fees and expenses that affect performance and entitle unitholders to different services. The Administration units and the Service units offer financial institutions the opportunity to receive a fee for providing administrative support services. The Administration units pay 0.15% plus 0.10% from the adviser for a total of 0.25%. The Service units pay 0.40% plus 0.10% from the adviser for a total of 0.50%. More complete information, including management fees and expenses, is included in the ILA Portfolios' prospectus or may be obtained by calling the Goldman Sachs Funds at 1-800-621-2550.

Domestic Credit Trends Were Positive, Reflecting a Healthy
Economy and a Strong Market

     Credit trends in 1996 were positive on the whole in the U.S., with steady growth, low inflation, a booming stock market, and technological advances and globalization transforming many industries. The major story of 1996 was the Dow Jones Industrial Average climb of 26%, which, following the 33.5% increase in 1995, added up to a 68% growth rate since 1994.

     The rising stock market supported record levels of mergers and acquisitions. Over $650 billion in mergers, acquisitions and spin-offs were announced in the U.S. in 1996 (up 27% from 1995), with $1.4 trillion announced globally. This trend was spurred on not only by the stock market, but also by deregulation in telecommunications, utilities and broadcasting. Unlike the 1980s, mergers this past year were generally equity-financed and aimed at expanding core businesses, rather than diversifying. Merger and acquisition activity was also utilized to boost earnings growth, since cost-cutting opportunities had been largely exhausted during 1995.

     Banks, which dominated merger activity in 1995, were busy consolidating those mergers in 1996. It is likely that large regional domestic banks will continue making acquisitions in 1997, although this is not expected to affect their credit quality. At the end of the third quarter 1996, 80% of the banking sector had a stable rating outlook.

     Although consumer confidence was buoyed by low unemployment and mild inflation, growing household debt levels led to an all-time high in credit card loan delinquencies and personal bankruptcies. Consequently, financial results in the consumer products, retail, restaurant and entertainment businesses were mediocre at best. Almost all other industries, however, had improved credit quality, with upgrades surpassing downgrades in utilities, energy, healthcare and financial institutions. Many companies used the strength of the stock market to substitute debt capital with equity capital, thereby improving their credit quality.

     Credit quality in the tax-exempt market was steady-to-improving during 1996. Market concerns arising from

--------------------------------------------------------------------------------
the Orange County bankruptcy abated somewhat, although various forms of credit enhancement remained popular, even among high-quality issuers. Reflecting the strong national economy, many states and localities experienced positive financial results, reducing their regular cash flow borrowings.

The Credit Picture Abroad:  Europe Improved,
While Asia Was Generally Stable

     In Europe, developments were driven by the push towards European Monetary Union (EMU), while the key factors in Asia were the fragile Japanese recovery and a sharp downturn in Asian exports. In general, sovereign creditworthiness improved during 1996. This was particularly the case in Europe, where the political will to qualify for EMU produced significant improvements in fiscal policy and debt dynamics, as it sparked more rapid corporate restructuring. French and Italian banks did require close monitoring this year as their problem loans continued, but French bank credit quality stabilized after having suffered broad rating downgrades in 1995. The credit quality of most other European banks was stable, with a few minor downgrades of German and Swiss banks. In Asia, creditworthiness was fairly stable. The notable negative exception was the Japanese financial sector, which remained under pressure from the ongoing weakness of the real estate markets, sluggish economic growth and ongoing deregulation. However, Japan's largest banks have strong fundamentals and will continue to be important and dominant players in the global financial market. Australian credit quality strengthened through improved macroeconomic balances, which provided evidence that Australia's recent boom-and-bust cycles may be over. The weakness of Asian exports did not affect creditworthiness directly; exports should recover this year, and the scare could prompt salutary policy adjustments going forward.

     In 1996, we continued to apply conservative credit standards to our money market portfolios. The Goldman Sachs Credit Department, which has analysts based in London, Tokyo, Frankfurt and New York, as well as extensive technological assets and credit expertise, will continue to vigilantly monitor global developments in 1997.

Outlook and Strategies for 1997

     Fourth-quarter 1996 GDP was reported at 4.7%, reflecting a stronger economic picture from several sources: a sharp narrowing of the U.S. trade deficit, as well as increases in consumer spending and industrial production. Goldman Sachs' economists expect economic growth to continue at just under 2.0% for the first quarter of 1997 and at approximately 3.0% for the full year. As a result, Goldman Sachs currently believes the Fed is likely to raise short-term interest rates by midyear.

     Consequently, ILA Portfolios will continue to be managed with short-to-neutral average life targets and short, ddered structures to prepare for higher rates ahead.

Extended Trading Hours Improve Service Further

     On November 4, 1996, we extended the trading hours for the Institutional Liquid Assets Federal and Treasury Instruments Portfolios to 3:00 p.m. EST. Many clients have already taken advantage of this additional flexibility.

     In closing, we thank you for your support and for making 1996 a successful year for the ILA Portfolios. We are pleased that many of you have joined our conference calls following each Federal Open Market Committee meeting throughout the year. Our goal is to continue to provide you with competitive performance, as well as a range of value-added services that reflect the breadth and depth of Goldman Sachs' outstanding resources.

Sincerely,


/s/ Kaysie P. Uniacke
Kaysie P. Uniacke
Portfolio Manager
February 7, 1997

Statement of Investments
-----------------------------------------------------------
ILA Prime Obligations Portfolio

December 31, 1996

-----------------------------------------------------------
Principal          Interest     Maturity         Amortized
 Amount             Rate         Date              Cost
===========================================================
Commercial Paper and Corporate Obligations--60.5%
Bank Holding Companies
BankAmerica Corp.
$50,000,000       5.27%         03/21/97     $ 49,421,764
Business Credit Institutions
General Electric Capital Corp.
 20,000,000       5.30          03/26/97       19,752,667
 30,000,000       5.44          04/03/97       29,582,933
JC Penney Funding Corp.
 44,300,000       5.31          01/31/97       44,103,973
Chemicals
Bayer Corp.
 25,000,000       5.33          03/13/97       24,737,201
Commercial Banks
CP Trust Certificates Series 1996
 35,000,000       5.94/(a)/     03/28/97       35,000,000
Life Insurance
Commonwealth Life Insurance Co.
 55,000,000       6.11/(b)/     05/08/97       55,000,000
Pacific Mutual Life Insurance Co.
 25,000,000       5.52/(b)/     02/28/97       25,000,000
Prudential Funding Corp.
 40,000,000       5.42          01/29/97       39,831,378
Motor Vehicles and Equipment
Ford Motor Credit Corp.
 20,000,000       5.50          01/28/97       19,917,500
Hertz Corporation
 25,000,000       5.32          02/04/97       24,874,389
Personal Credit Institutions
Associates Corp.
 50,000,000       5.32          01/29/97       49,793,111
Household Finance Corp.
 50,000,000       5.32          03/12/97       49,482,778
Transamerica Finance Corp.
 20,000,000       5.43          01/29/97       19,915,533
Receivable/Asset Financings
Beta Finance Inc.
  7,000,000       6.11          06/17/97        7,000,000
Delaware Funding Corp.
 30,000,000       5.29          02/20/97       29,779,583
Enterprise Funding Corp.
 10,062,000       5.33          01/21/97       10,032,205
  9,103,000       5.33          01/23/97        9,073,350
International Lease Finance Corp.
  9,000,000       5.29%         03/24/97      $ 8,891,555
 30,000,000       5.32          04/04/97       29,587,700
New Center Asset Trust
 10,000,000       5.52          01/28/97        9,958,600
 10,000,000       5.37          04/04/97        9,861,275
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
 40,000,000       5.30          02/13/97       39,746,778
 10,000,000       5.34          03/12/97        9,896,167
C.S. First Boston, Inc.
 15,000,000       5.33          01/22/97       14,953,363
Merrill Lynch & Co., Inc.
 10,000,000       5.45          02/19/97        9,925,819
 40,000,000       5.33          02/26/97       39,668,356
Morgan Stanley Group, Inc.
 10,000,000       5.59          01/28/97        9,958,075
 15,000,000       5.32          02/06/97       14,920,200
 25,000,000       5.79/(a)/     06/27/97       25,000,000
-----------------------------------------------------------
Total Commercial Paper and Corporate
   Obligations                               $764,666,253
-----------------------------------------------------------
Bank Notes--10.7%
Colorado National Bank
$25,000,000       5.59%/(b)/    01/15/97     $ 24,999,810
FCC National Bank
 15,000,000       5.70          05/22/97       14,982,722
 20,000,000       6.00          06/02/97       20,000,808
Huntington National Bank
 25,000,000       6.05          06/13/97       25,014,637
PNC Bank, N.A.
 40,000,000       5.58/(b)/     04/01/97       39,992,313
SMM Trust 1996
 10,000,000       5.69/(b)/     06/20/97       10,000,000
-----------------------------------------------------------
Total Bank Notes                             $134,990,290
-----------------------------------------------------------
U.S. Government Agency Obligations--1.6%
Federal National Mortgage Association
$20,400,000       5.36%         03/12/97     $ 20,187,386
-----------------------------------------------------------
Total U.S. Government Agency Obligations     $ 20,187,386
-----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Prime Obligations Portfolio (continued)
December 31, 1996

-----------------------------------------------------------
Principal          Interest     Maturity         Amortized
 Amount             Rate         Date              Cost
===========================================================
Certificates of Deposit--9.5%
Chase Manhattan Corp.
$ 10,000,000       5.75%         02/03/97    $   10,000,000
  40,000,000       5.42          03/12/97        40,000,000
First Alabama Bank
  20,000,000       5.55          02/28/97        19,999,973
Mellon Bank, N.A.
  40,000,000       5.35          02/19/97        40,000,000
Union Bank of California
  10,000,000       5.58          02/28/97        10,000,000
-----------------------------------------------------------
Total Certificates of Deposit                $  119,999,973
-----------------------------------------------------------
Repurchase Agreements--17.9%
C.S. First Boston Corp., dated 12/31/96, repurchase
   price $50,465,000 (FNMA: $51,588,373, 6.12%-6.23%,
   02/01/32-10/01/32)
$ 50,000,000       5.40%         03/03/97    $   50,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $100,036,111 (U.S. Treasury Bond: $53,861,960,
   11.25%, 02/15/15; FHLB Stripped Security:
   $48,746,508, 06/23/97)
 100,000,000       6.50          01/02/97       100,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $25,213,750 (FNMA: $9,152,917, 7.50%,
   04/01/26; FHLMC: $17,073,692, 7.50%, 11/01/26)
  25,000,000       5.40          02/26/97        25,000,000
Smith Barney, Inc., dated 12/31/96, repurchase price
   $30,257,450 (FHLMC: $31,328,053, 7.00%,
   06/01/26-11/01/26)
  30,000,000       5.42          02/26/97        30,000,000
Joint Repurchase Agreement Account
  21,400,000       6.58          01/02/97        21,400,000
-----------------------------------------------------------
Total Repurchase Agreements                  $  226,400,000
-----------------------------------------------------------
Total Investments                            $1,266,243,902/(c)/
===========================================================

/(a)/Variable rate security-base index is one of the following:
     U.S. Treasury Bill
     One or three month LIBOR
     One month commercial paper
     Federal Funds
     Prime lending rate
/(b)/Variable rate master note-base index is LIBOR.
/(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Money Market Portfolio
December 31, 1996



-----------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
===========================================================
Commercial Paper and Corporate Obligations--48.5%
Business Credit Institutions
General Electric Capital Corp.
$15,000,000      5.44%           04/03/97      $ 14,791,467
Commercial Banks
CP Trust Certificates Series 1996
 20,000,000      5.68/(a)/       03/28/97        20,000,000
Computer Software and Services
Siemens Capital Corp.
 25,000,000      5.32            02/13/97        24,841,139
Foreign Banks
Banca Crt Financial Corp.
 10,000,000      5.35            01/22/97         9,968,792
  5,000,000      5.35            01/31/97         4,977,708
 17,430,000      5.45            03/03/97        17,269,039
  5,400,000      5.42            04/03/97         5,325,204
Generale Bank
 15,000,000      5.35            04/10/97        14,779,313
San Paolo U.S. Finance Co.
 25,000,000      5.36            01/31/97        24,888,333
 15,000,000      5.33            02/13/97        14,904,504
Unifunding, Inc.
 40,000,000      5.45            01/29/97        39,830,444
Home Builders
International Lease Finance Corp.
 40,000,000      5.43            03/07/97        39,607,833
Life Insurance
Commonwealth Life Insurance Co.
 25,000,000      5.64/(b)/       05/08/97        25,000,000
Prudential Funding Corp.
 10,000,000      5.42            01/29/97         9,957,844
Motor Vehicles and Equipment
Daimler Benz Corp., N.A.
 25,000,000      5.35            03/25/97        24,691,631
Ford Motor Credit Co.
 40,000,000      5.32            02/04/97        39,799,022
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
 35,000,000      5.30            02/13/97        34,778,431
Merrill Lynch & Co., Inc.
 40,000,000      5.35            02/11/97        39,756,278
Morgan Stanley Group, Inc.
 20,000,000      5.32            02/06/97        19,893,600
 20,000,000      5.53/(a)/       06/27/97        20,000,000
Nomura Holdings
 35,000,000      5.39            01/29/97        34,853,272
-----------------------------------------------------------
Total Commercial Paper and Corporate
   Obligations                                 $479,913,854
-----------------------------------------------------------
Bank Notes--15.1%
Colorado National Bank
$15,000,000      5.59%/(b)/      01/15/97      $ 14,999,886
Dakota Certificates of Standard Credit Card Master Trust
 20,000,000      5.33/(b)/       02/07/97        19,890,439
FCC National Bank, Wilmington
 10,000,000      5.70            05/22/97         9,988,481
First Bank FSB
  5,000,000      5.61/(b)/       04/11/97         4,999,734
First National Bank of Maryland
  5,000,000      5.60/(b)/       09/30/97         4,998,547
Huntington National Bank
  5,000,000      6.05            06/13/97         4,998,229
PNC Bank, N.A.
 10,000,000      5.58/(b)/       04/01/97         9,998,078
 20,000,000      5.40/(b)/       10/01/97        19,988,244
Society National Bank of Cleveland
 25,000,000      5.58/(b)/       05/14/97        24,990,309
SMM Trust 1996
 10,000,000      5.69/(b)/       06/20/97        10,000,000
Southtrust Bank of Alabama, N.A.
 25,000,000      5.54/(b)/       05/15/97        24,995,313
-----------------------------------------------------------
Total Bank Notes                               $149,847,260
-----------------------------------------------------------
Certificates of Deposit--0.5%
Chase Manhattan Corp.
$ 5,000,000      5.75%           02/03/97      $  5,000,000
-----------------------------------------------------------
Total Certificates of Deposit                  $  5,000,000
-----------------------------------------------------------
Certificates of Deposit - Foreign Eurodollar--7.6%
Norinchukin Bank, London
$40,000,000      5.49%           03/18/97      $ 40,000,830
Sanwa Bank Ltd., London
 35,000,000      5.46            03/21/97        35,000,377
-----------------------------------------------------------
Total Certificates of Deposit - Foreign
   Eurodollar                                  $ 75,001,207
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
----------------------------------------------------------
ILA Money Market Portfolio (continued)
December 31, 1996



-----------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
===========================================================
Certificates of Deposit - Yankeedollar--9.1%
Industrial Bank of Japan, New York
$35,000,000      5.46%           03/19/97      $ 35,000,368
Landesbank Hessen Thuer Gir, New York
 30,000,000      6.03            06/13/97        30,036,531
Sumitomo Bank, Los Angeles
 25,000,000      5.52            02/28/97        24,998,171
-----------------------------------------------------------
Total Certificates of Deposit - Yankeedollar   $ 90,035,070
-----------------------------------------------------------
Taxable Municipal Notes--2.9%
Florida Housing Finance Authority
$28,800,000      5.92%/(b)/      01/01/34      $ 28,800,000
-----------------------------------------------------------
Total Taxable Municipal Notes                  $ 28,800,000
-----------------------------------------------------------
Time Deposit--3.6%
Bank of Tokyo, Mitsubishi Bank Ltd.
$35,000,000      5.50%           05/16/97      $ 35,000,000
-----------------------------------------------------------
Total Time Deposit                             $ 35,000,000
-----------------------------------------------------------
Repurchase Agreements--12.9%
JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $50,018,056 (FHLMC: $52,044,149, 7.26%,
   09/17/01)
$50,000,000      6.50%           01/02/97      $ 50,000,000
Joint Repurchase Agreement Account
 77,200,000      6.58            01/02/97        77,200,000
-----------------------------------------------------------
Total Repurchase Agreements                    $127,200,000
-----------------------------------------------------------
Total Investments                              $990,797,391/(c)/
===========================================================
/(a)/Variable rate security-base index is one of the following:
      U.S. Treasury Bill
      One or three  month LIBOR
      One month  commercial  paper
      Federal  Funds
      Prime lending rate
/(b)/Variable rate master note-base index is LIBOR.
/(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Government Portfolio

December 31, 1996

-----------------------------------------------------------
Principal          Interest      Maturity        Amortized
 Amount             Rate          Date             Cost
===========================================================
U.S. Government Agency Obligations--31.2%

Federal Home Loan Bank

$ 25,000,000       5.35%         01/30/97      $ 24,892,257
  50,000,000       5.40/(a)/     04/04/97        49,988,154
  25,000,000       5.45          11/12/97        24,977,221
  10,000,000       5.42          12/02/97         9,986,619
  25,000,000       5.50/(a)/     12/26/97        24,979,592

Federal National Mortgage Association

  30,000,000       6.50          01/02/97        29,994,583
  15,000,000       4.72/(a)/     01/27/97        14,999,007
  20,000,000       5.41/(a)/     09/29/97        19,992,616
   7,500,000       5.53          10/29/97         7,497,075
  50,000,000       5.40/(a)/     12/03/97        49,968,600
-----------------------------------------------------------
Total U.S. Government Agency Obligations       $257,275,724
-----------------------------------------------------------
U.S. Treasury Obligations--3.0%

United States Treasury Notes

$ 20,000,000       5.63%         06/30/97      $ 19,965,941
   5,000,000       6.00          09/02/97         4,999,214
-----------------------------------------------------------
Total U.S. Treasury Obligations                $ 24,965,155
-----------------------------------------------------------
Repurchase Agreements--66.1%

Bear Stearns Companies, Inc. dated 12/31/96, repurchase
   price $30,011,333 (FNMA: $30,894,721, 8.50%, 09/01/25)
$ 30,000,000      6.80%          01/02/97       $30,000,000

C.S. First Boston Corp., dated 12/11/96, repurchase
   price $30,403,125 (FHLM: $31,559,521, 7.00%, 11/01/26)
  30,000,000      5.38           03/11/97        30,000,000

Daiwa Securities, dated 12/31/96, repurchase price
   $30,011,500 (U.S. Treasury Bill: $30,600,013, 11/13/97)
  30,000,000      6.90           01/02/97        30,000,000

Goldman, Sachs & Co., dated 12/11/96, repurchase price
   $30,403,125 (FNMA: $30,964,228, 6.12%, 10/01/32)
  30,000,000      5.38           03/11/97        30,000,000

JP Morgan Securities, Inc., dated 12/12/96, repurchase
   price $30,403,125 (FNMA: $31,531,603, 8.00%, 06/01/26)
  30,000,000      5.38           03/12/97        30,000,000

Lehman Government Securities, Inc., dated 12/31/96,
   repurchase price $30,011,833 (U.S. Treasury Stripped
   Security: $22,193,561, 11/15/99; U.S. Treasury
   Notes: $8,408,442, 7.75%-8.88%, 2/15/00-2/15/01)
  30,000,000      7.10           01/02/97        30,000,000

Merrill Lynch Government Securities, Inc., dated 12/31/96,
   repurchase price $30,011,833 (FNMA: $30,385,501, 5.28%,
   06/01/24)
  30,000,000      7.10           01/02/97        30,000,000

Repurchase Agreements  (continued)

Nomura Securities International, Inc., dated 12/31/96,
   repurchase price $30,012,500 (FHLM: $30,924,339,
   6.50%-8.00%, 01/01/00-09/01/11)
$ 30,000,000      7.50%          01/02/97      $ 30,000,000

Joint Repurchase Agreement Account
 305,000,000      6.58           01/02/97       305,000,000
-----------------------------------------------------------
Total Repurchase Agreements                    $545,000,000
-----------------------------------------------------------
Total Investments                              $827,240,870/(b)/
===========================================================
/(a)/Variable rate security-base index is one of the following:
     Federal Funds
     Prime lending rate
     One month LIBOR

/(b)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of the investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Treasury Obligations Portfolio
December 31, 1996

-----------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
===========================================================
U.S. Treasury Obligations--9.6%
United States Treasury Notes
$40,000,000      5.63%           06/30/97       $39,932,792
 27,500,000      5.38            12/01/97        27,459,792
 10,000,000      5.25            12/31/97         9,975,384
-----------------------------------------------------------
Total U.S. Treasury Obligations                 $77,367,968
-----------------------------------------------------------
Repurchase Agreements--90.8%
Bear Stearns Companies Inc., dated 12/31/96, repurchase
  price $35,013,125 (U.S. Treasury Note: $35,659,606,
  8.75%, 8/15/00)
$35,000,000      6.75%           01/02/97       $35,000,000

C.S. First Boston Corp., dated 12/13/96, repurchase price
   $30,399,750 (U.S. Treasury Note: $30,748,620, 7.50%,
   11/15/01)
 30,000,000      5.33            03/13/97        30,000,000

CIBC Wood Gundy Securities, dated 12/31/96, repurchase
   price $35,013,028 (U.S. Treasury Bond: $35,702,267,
   8.50%, 02/15/20)
 35,000,000      6.70            01/02/97        35,000,000

Daiwa Securities, dated 12/31/96, repurchase price
   $35,013,417 (U.S. Treasury Bill: $35,700,492, 11/13/97)
 35,000,000      6.90            01/02/97        35,000,000

Goldman, Sachs & Co., dated 12/31/96, repurchase price
   $35,012,833 (U.S. Treasury Note: $35,700,497, 7.25%,
   02/15/98)
 35,000,000      6.60            01/02/97        35,000,000

JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $35,012,833 (U.S. Treasury Note: $35,838,260,
   7.38%, 11/15/97)
 35,000,000      6.60            01/02/97        35,000,000

Lehman Government Securities, Inc., dated 12/31/96,
   repurchase price $35,013,806 (U.S. Treasury Stripped
   Securities: $35,703,063, 02/15/00-11/15/00)
 35,000,000      7.10            01/02/97        35,000,000

Merrill Lynch Government Securities, Inc., dated
   12/31/96, repurchase price $35,012,542 (U.S. Treasury
   Stripped Securities: $35,702,128, 02/15/02-02/15/26)
 35,000,000      6.45            01/02/97        35,000,000

Nomura Securities International, Inc., dated 12/12/96,
   repurchase price $30,400,500 (U.S. Treasury Notes:
   $30,600,339, 5.13%-8.50%, 04/15/97-08/15/01)
 30,000,000      5.34            03/12/97        30,000,000

Sanwa Securities, dated 12/31/96, repurchase price
   $35,013,125 (U.S. Treasury Note: $36,039,356, 8.50%,
   2/15/00)
 35,000,000      6.75            01/02/97        35,000,000

Smith Barney Inc., dated 12/11/96, repurchase price
   $30,400,500 (U.S. Treasury Notes: $28,942,094,
   5.38%-6.88%, 05/15/97-07/31/99; U.S. Treasury Stripped
   Security: $1,658,209, 02/15/00)
 30,000,000      5.34            03/11/97        30,000,000

UBS Securities Inc., dated 12/31/96, repurchase price
   $35,013,368 (U.S. Treasury Note: $35,676,249, 6.00%,
   09/30/98)
 35,000,000      6.88            01/02/97        35,000,000

Joint Repurchase Agreement Account
327,900,000      6.58            01/02/97       327,900,000
-----------------------------------------------------------
Total Repurchase Agreements                    $732,900,000
-----------------------------------------------------------
Total Investments                              $810,267,968/(a)/
===========================================================

/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect
the value of investments in that category as a percentage
of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
------------------------------------------------------------
ILA Treasury Instruments Portfolio
December 31, 1996

------------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
============================================================
U.S. Treasury Obligations--99.3%
United States Treasury Bills
$25,000,000       4.72%         01/30/97       $  24,904,944
  5,500,000       4.95          01/30/97           5,478,069
 75,000,000       4.80          02/06/97          74,640,000
 48,600,000       4.83          02/06/97          48,365,262
 14,500,000       4.86          02/06/97          14,429,530
 32,100,000       5.41          02/06/97          31,942,389
 90,000,000       4.95          02/06/97          89,554,500
 75,000,000       4.82          02/13/97          74,568,208
150,000,000       5.03          02/13/97         149,098,792
 10,500,000       4.86          02/27/97          10,419,203
 21,500,000       4.90          02/27/97          21,333,196
 28,400,000       4.94          02/27/97          28,177,865
United States Treasury Notes
 30,000,000       6.25          01/31/97          30,025,345
 50,000,000       7.50          01/31/97          50,097,656
 50,000,000       4.75          02/18/97          49,961,310
312,000,000       6.88          02/28/97         312,866,648
205,000,000       6.63          03/31/97         205,703,323
------------------------------------------------------------
Total U.S. Treasury Obligations               $1,221,566,240
------------------------------------------------------------
Total Investments                             $1,221,566,240/(a)/
============================================================
/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of the investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Federal Portfolio

December 31, 1996

------------------------------------------------------------
Principal        Interest       Maturity          Amortized
 Amount           Rate            Date              Cost
============================================================
U.S. Government Agency Obligations--100.3%
Federal Farm Credit Bank
$ 20,515,000     5.36%          01/02/97        $ 20,511,946
  37,635,000     5.58           01/06/97          37,605,833
   2,400,000     5.58           01/07/97           2,397,767
  27,300,000    5.26-5.27       01/13/97          27,252,072
  36,345,000     5.35           01/15/97          36,269,382
  56,000,000     5.37           01/21/97          55,832,933
  42,000,000     5.37           01/23/97          41,862,170
   9,750,000     5.50           01/27/97           9,711,271
  11,490,000     5.48           01/31/97          11,437,529
 212,210,000    5.23-5.41/(a)/  02/03/97         212,075,061
  44,895,000     5.21           02/04/97          44,674,092
  24,000,000     5.33           02/06/97          23,872,080
  20,545,000    5.21-5.33       02/10/97          20,424,201
  10,000,000     5.20           02/14/97           9,936,444
  79,055,000    5.21-5.39       02/18/97          78,494,540
  14,830,000     5.22           02/21/97          14,720,332
  50,635,000    5.21-5.33       02/26/97          50,216,604
  17,000,000     5.21           02/27/97          16,859,764
  16,000,000     5.21           02/28/97          15,865,698
  51,610,000    5.22-5.32       03/03/97          51,423,313
   8,000,000     5.32           03/10/97           7,919,609
   7,180,000     5.21           03/11/97           7,108,302
  50,000,000     5.48/(b)/      03/11/97          49,992,224
   6,200,000     5.21           03/12/97           6,137,191
  20,000,000     5.36           03/25/97          19,752,844
  19,000,000    5.32-5.36       03/26/97          18,762,747
   9,000,000     5.32           03/27/97           8,886,950
  11,000,000     5.32           03/31/97          10,855,325
  17,000,000     5.30           04/01/97          16,774,750
  50,000,000     5.52/(b)/      05/21/97          49,981,445
  50,000,000     5.84           06/18/97          49,958,175
  10,000,000     5.37/(b)/      06/26/97           9,996,868
  50,000,000     5.49/(b)/      08/26/97          49,972,764
  50,000,000     5.36/(b)/      10/02/97          49,959,775
Federal Home Loan Bank
   5,100,000     5.22           01/02/97           5,099,261
  50,000,000     5.38/(b)/      01/03/97          49,999,747
  17,895,000     5.24           01/16/97          17,855,929
  34,900,000     5.23           01/23/97          34,788,562
  25,000,000     5.28           01/28/97          24,901,000
 133,300,000    5.22-5.35       01/30/97         132,733,719
  25,130,000     5.28           01/31/97          25,019,533
 181,845,000    5.21-5.32       02/13/97         180,701,332
  28,750,000    5.21-5.26       02/14/97          28,566,649
 145,815,000     5.20%          02/20/97         144,761,891
  34,300,000     5.31           02/21/97          34,041,978
 125,320,000    5.20-5.21       02/27/97         124,287,275
  27,680,000     5.21           03/06/97          27,423,622
 101,750,000     5.23           03/13/97         100,700,477
  35,000,000     5.35           03/27/97          34,557,882
  50,000,000     5.51/(b)/      03/27/97          49,989,790
  80,000,000     5.35           03/31/97          78,941,889
 100,000,000     5.22/(b)/      04/01/97          99,981,167
  25,000,000     5.84           06/27/97          24,976,809
  50,000,000     5.51/(b)/      08/28/97          49,977,691
  65,000,000     5.50/(b)/      09/26/97          64,962,440
  50,000,000     5.50/(b)/      12/26/97          49,959,182
Student Loan Marketing Association
  75,000,000     5.41           10/02/97          74,972,733
  74,000,000     5.46           11/10/97          73,963,185
Tennessee Valley Authority
  40,000,000     5.21           01/24/97          39,866,856
  47,975,000     5.21           02/05/97          47,731,993
  47,300,000     5.21           02/06/97          47,053,567
  87,385,000    5.20-5.22       02/19/97          86,765,491
  75,000,000     5.17           02/20/97          74,461,458
  75,000,000     5.17           02/21/97          74,450,688
  60,840,000    5.26-5.31       02/25/97          60,347,412
  20,000,000     5.23           03/21/97          19,770,461
 106,885,000     5.28           03/26/97         105,568,177
  75,000,000     5.25           04/09/97          73,928,125
------------------------------------------------------------
Total Investments                             $3,300,609,972/(c)/
============================================================
/(a)/Variable rate security-base index is one of the following:
       U.S. Treasury Bill
       One or three month LIBOR
       Federal Funds
       Prime lending rate
/(b)/Variable rate master note-base index is LIBOR.
/(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio
December 31, 1996

--------------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
==============================================================
Alabama--6.4%

Columbia IDB PCRB Series 1996 A for Alabama Power Co.
   (VMIG1)
$21,000,000      5.00%          01/01/97      $21,000,000
Columbia IDB PCRB VRDN for Alabama Power Co. Series
   1995 B
   (A-1/VMIG1)/(c)/
 23,500,000      5.00           01/01/97       23,500,000
Columbia IDB PCRB VRDN for Alabama Power Co. Series
   1995 C
   (A-1/VMIG1)
  4,600,000      4.65           01/01/97        4,600,000
Columbia IDB PCRB VRDN for Alabama Power Co. Series
   1995 E
   (A-1/VMIG1)
  4,900,000      5.10           01/01/97        4,900,000
Homewood RB for Samford University (Bank of Nova Scotia
   LOC) (A-1+/VMIG1)
 16,000,000      5.00           01/01/97       16,000,000
Jefferson County Sewer Revenue Warrants Series 1995 A
   (Bayerische Landesbank Girozentrale LOC)(A-1+/P-1)
 19,300,000      4.25           01/07/97       19,300,000
Mobile County IDA PCRB for M&T Chemicals (Bankers Trust
   LOC) (A1)
  3,000,000      4.13           01/01/97        3,000,000
Mobile IDA PCRB for Alabama Power Co. Series
   1993A(A-1/VMIG1)
  8,600,000      4.15           01/01/97        8,600,000
Mobile IDA PCRB for Alabama Power Co. Series
   1994(A-1/VMIG1)
  2,100,000      5.00           01/01/97        2,100,000
-----------------------------------------------------------
                                             $103,000,000
-----------------------------------------------------------
Alaska--0.2%
Valdez Marine Terminal RB for Arco, Inc. Series 1994
   C(A-1/P-1)
$ 2,600,000      3.60%          04/10/97      $ 2,600,000
-----------------------------------------------------------
Arkansas--1.2%
Crossett PCRB for Georgia Pacific Corp. Series 1991
   VRDN
   (Suntrust Bank LOC)(A-1+/AA3)
$ 9,500,000      4.15%          01/07/97      $ 9,500,000
Union County PCRB Series 1988 for Great :Lakes Chemical
   (A-1)
  9,000,000      4.21/(b)/      01/07/97        9,000,000
-----------------------------------------------------------
                                              $18,500,000
-----------------------------------------------------------
California--5.8%
California RANS VRDN Series 1996-97 B(SP-1+/VMIG1)
$ 6,000,000      3.47%          01/31/97      $ 6,000,000
California RANS VRDN Series 1996-97 C1(SP-1+/VMIG1)
 12,000,000      4.00           01/07/97       12,000,000
California Statewide Communities Development Authority
   Refunding RB Series 1995(A-1+)/(c)/
$ 9,300,000      3.90%          01/07/97      $ 9,300,000
California Statewide Communities Development Authority
   Refunding RB Series 1995A-2(A-1+)
  2,500,000      3.90           01/07/97        2,500,000
Los Angeles County MF Hsg. RB(A-1+)
  3,500,000      2.80           01/07/97        3,500,000
Los Angeles County TRANS (Credit Suisse/Morgan Guaranty
   Trust Co./Westdeutsche Landesbank Girozentrale/Bank
   of America/Union Bank of Switzerland
   LOC)(SP-1/VMIG1)
 12,450,000      4.50           06/30/97       12,492,536
Newport Beach VRDN RB Series 1996 A(A-1+)
    600,000      5.15           01/01/97          600,000
State of California RANS Series 1996-97(SP-1+/VMIG1)
 45,800,000      4.05           01/07/97       45,800,000
-----------------------------------------------------------
                                              $92,192,536
-----------------------------------------------------------
Colorado--0.6%
State of Colorado General Fund TRANS Series 1996
   A(SP-1+)
$10,000,000      4.50%          06/27/97      $10,033,630
-----------------------------------------------------------
Connecticut--1.4%
State of Connecticut Development Authority
   PCRB(Deutsche Bank LOC)(A-1+/VMIG1)
$17,400,000      4.15%/(b)/     01/07/97      $17,400,000
State of Connecticut State 2nd Lien VRDN (Commerzbank
   Bank LOC)(A-1+/VMIG1)
  4,800,000      4.00           01/07/97        4,800,000
-----------------------------------------------------------
                                              $22,200,000
-----------------------------------------------------------
District of Columbia--1.1%
District of Columbia VRDN ACES for Georgetown
   University Series 1988 B, C and E (Bayerishe
   Landesbank Girozentrale LOC)
   (A-1+/VMIG1)
$10,900,000      4.10%          01/07/97      $10,900,000
HFA MF Hsg. for Mclean Gardens South Apartments VRDN
   (Sumitomo Bank LOC)(VMIG1)
  7,000,000      4.30           01/07/97        7,000,000
-----------------------------------------------------------
                                              $17,900,000
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996


-----------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
===========================================================
Florida--2.8%
Dade County Water & Sewer VRDN Series 1994(A-1+/VMIG1)
$7,475,000       4.00%/(b)/     01/07/97      $ 7,475,000
Florida Local Government Pooled CP Notes (First Union
   National Bank of Florida LOC)(A-1+/P-1)
29,162,000       3.70           01/24/97       29,162,000
7,225,800        3.60           02/18/97        7,225,800
1,800,000        3.50           03/14/97        1,800,000
-----------------------------------------------------------
                                              $45,662,800
-----------------------------------------------------------
Georgia--12.0%
Albany Dougherty PCRB for Philip Morris Co. (A-1/P-1)
$17,000,000      4.15%          01/07/97      $17,000,000
Albany Dougherty PCRB Series 1991 for Georgia Power
   Co.(A-1+)
  2,120,000      4.15           01/07/97        2,120,000
Burke County Development Authority RB(A-1+/VMIG1)
  6,000,000      4.65           01/01/97        6,000,000
 29,055,000      5.00           01/01/97       29,055,000
  3,000,000      4.15           01/07/97        3,000,000
Burke County PCRB for Georgia Power Co.(A-1+/VMIG1)/(c)/
  2,900,000      5.00           01/07/97        2,900,000
 29,850,000      4.00/(b)/      01/07/97       29,850,000
  3,425,000      4.15           01/07/97        3,425,000
  6,000,000      4.15           01/07/97        6,000,000
Burke County PCRB for Georgia Power Co. Series
   1994(VMIG1)
  3,400,000      5.00           01/07/97        3,400,000
Cobb County Institute of Nuclear Operations Inc. VRDN
   for Georgia Power Co. (Suntrust Bank LOC)(Aa3)
  4,295,000      4.15           01/07/97        4,295,000
Cobb County Power Operations Inc. VRDN (Trust Company
   Bank LOC)(AA-)
  2,330,000      4.15           01/07/97        2,330,000
Columbus Hospital Authority RB for St. Francis
   Hospital(VMIG1)
  7,750,000      4.15/(b)/      01/01/97        7,750,000
DeKalb County IDA VRDN for Siemens Energy and
   Automation, Inc.(P-1)
  3,750,000      4.05           01/07/97        3,750,000
Dekalb Private Hospital Authority VRDN for Egleston
   Children's Hospital Series 1994 A (Suntrust Bank
   LOC)(VMIG1)
  1,800,000      4.05           01/07/97        1,800,000
Floyd County PCRB for Georgia Power Co. Series
   1996(A-1/VMIG1)
  5,080,000      5.00           01/07/97        5,080,000
Fulco Hospital Authority Revenue Anticipation
   Certificates Series 1992 (Suntrust Bank LOC)(A-1+)
  4,815,000      4.15%          01/07/97        4,815,000
Georgia Municipal Gas Authority RB(A-1/VMIG1)
 22,200,000      4.00/(b)/      01/07/97       22,200,000
Heard County PCRB for Georgia Power Co. Series
   1996(A-1/VMIG1)
  1,800,000      5.00           01/01/97        1,800,000
Henry County IDA PCRB for Georgia Pacific Corp.
   (Suntrust Bank LOC)(Aa3)
  4,000,000      4.15           01/07/97        4,000,000
Municipal Electric Authority of Georgia Subordinate
   General Resolution Series 1985 B and C (Credit
   Suisse/Morgan Guaranty/Bayerische Landesbank
   Girozentrale LOC)(A-1+/P-1)
 12,650,000      3.55           03/06/97       12,650,000
  8,145,000      3.55           03/11/97        8,145,000
Municipal Electric Authority of Georgia Subordinate
   General Resolution Series 1994 C (Credit
   Suisse/Morgan Guaranty/
   Bayerische Landesbank Girozentrale LOC)(A-1+/VMIG1)
  7,000,000      3.50           03/13/97        7,000,000
Savannah Economic Development Authority PCRB VRDN for
   Savannah Electric & Power Co. (A-1/VMIG1)
  4,085,000      4.15           01/07/97        4,085,000
-----------------------------------------------------------
                                             $192,450,000
-----------------------------------------------------------
Hawaii--0.1%
Hawaii Housing Finance and Development Authority VRDN
   (FHLB LOC)(A-1+)
$ 2,200,000      2.80%          01/07/97      $ 2,200,000
-----------------------------------------------------------
Idaho--0.6%
Idaho Health Facilities for Holy Cross Health
   Systems(A-1/VMIG1)
$10,000,000      4.10%          01/07/97      $10,000,000
-----------------------------------------------------------
Illinois--3.2%
Belleville IDA for Weyerhaeuser Company Series
   1993(A-1)
$ 1,800,000      4.21%          01/07/97      $ 1,800,000
Illinois Health Facilities Authority VRDN for Central
   Dupage Hospital (Rabobank Nederland LOC)(VMIG1)
  5,000,000      5.25           01/01/97        5,000,000
Illinois Health Facilities Authority VRDN for
   Resurrection Healthcare(VMIG1)
 15,000,000      5.00           01/01/97       15,000,000
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)

December 31, 1996

-----------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
============================================================
Illinois  (continued)
Illinois Health Facilities Authority VRDN Series 1985 D Revolving
   Fund Pooled Finance Program (First National Bank of Chicago
   LOC)(A-1/VMIG1)
$16,600,000      4.15%          01/07/97      $  16,600,000
Illinois Health Facility Authority VRDN for Elmhurst Memorial
   Hospital(VMIG1)
    100,000      5.30           01/01/97            100,000
Sauget PCRB VRDN Series 1992(P-1)
  3,300,000      4.20           01/07/97          3,300,000
Sauget PCRB VRDN Series 1993(P-1)
  9,335,000      4.20           01/07/97          9,335,000
-----------------------------------------------------------
                                              $  51,135,000
-----------------------------------------------------------
Indiana--5.1%
Fort Wayne Hospital Authority VRDN Series 1985 C and D (Bank of
   America LOC)(VMIG1)
$ 1,180,000      4.15%          01/07/97      $   1,180,000
Fort Wayne Parkview Memorial Hospital VRDN Series 1985
   B, C & D (Fuji Bank LOC)(VMIG1)/(c)/
 16,855,000      4.15           01/07/97         16,855,000
Gary CP Notes for U.S. Steel Corp. (Bank of New York LOC)
   (A-1+/P-1)
 20,000,000      3.55           03/11/97         20,000,000
Indiana Hospital Equipment Financing Authority VRDN
   Series 1985 A (MBIA)(A-1/VMIG1)
 29,490,000      4.20           01/07/97         29,490,000
Jasper County PCRB for Nipsco Series 1994 A(A-1+/VMIG1)
  5,200,000      5.10           01/01/97          5,200,000
Schererville Economic Development VRDN Series 1983 for Avery
  International Corp. Project (Bankers Trust LOC)(Aa2)
  4,000,000      4.13           01/07/97          4,000,000
Warrick County PCRB for Aluminum Company of America Series
  1992(A-1)
  5,000,000      4.15           01/07/97          5,000,000
-----------------------------------------------------------
                                              $  81,725,000
-----------------------------------------------------------
Iowa--1.4%
Muscatine County VRDN for Monsanto Corp.(P-1)
$ 1,000,000      4.20%          01/07/97      $   1,000,000
Salix PCRB VRDN for Midwest Power Systems Inc.(A-1/VMIG1)/(c)/
 21,795,000      4.15           01/07/97         21,795,000
-----------------------------------------------------------
                                              $  22,795,000
-----------------------------------------------------------
Kentucky--1.7%
Calvert VRDN for Air Products and Chemicals Inc. Project(A-1)
$ 1,000,000      4.20%          01/07/97      $   1,000,000
Mason County Variable/Fixed Rate PCRB Pooled for East Kentucky
  Power (CFC)(A-1+/Aa3)
 13,450,000      4.15           01/07/97         13,450,000
Trimble County PCRB for Louisville Gas & Electric Series 1996 A(A-
  1+/VMIG1)
 12,500,000      3.50           03/14/97         12,500,000
-----------------------------------------------------------
                                              $  26,950,000
-----------------------------------------------------------
Louisiana--2.5%
Ascension Parish PCRB for BASF Wyandotte Corp. Series
   1985 (Bank of Tokyo LOC)(P-1)
$ 2,600,000      5.10%          01/01/97      $   2,600,000
Ascension Parish PCRB for Vulcan Materials Co. Series 1996(A-
   1+/VMIG1)
  8,200,000      4.20           01/07/97          8,200,000
Louisiana Public Facilities Authority School Health Care System
   UPDATE Series 1993(A-1+/VMIG1)
  7,700,000      3.60           01/08/97          7,700,000
Parish of Desoto PCRB Series 1991 A (Swiss Bank LOC)(A-1+/VMIG1)
  4,600,000      4.05           01/07/97          4,600,000
Parish of Iberville VRDN for Air Products and Chemicals, Inc.
   Project(A-1)
  6,200,000      4.20           01/07/97          6,200,000
Plaquemines Port RB for Teco Energy, Inc. Series 1985 B(A-1+/P-1)
  2,000,000      3.60           02/13/97          2,000,000
South Louisiana Port Commission RB for Occidental Petroleum Corp.
   Series 1996 (Wachovia Bank LOC)(P-1)
  4,400,000      4.15           01/07/97          4,400,000
West Baton Rouge Parish VRDN for Dow Chemical Co. Series 1991
   (P-1)
  4,000,000      3.55           02/10/97          4,000,000
-----------------------------------------------------------
                                              $  39,700,000
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996
--------------------------------------------------------------------



--------------------------------------------------------------------
Principal            Interest           Maturity           Amortized
 Amount                Rate               Date                Cost
====================================================================
Maryland--0.9%
Baltimore County Consolidated Public Improvement BANS Series
  1995(A-1+/P-1)
$10,000,000          3.55%              02/06/97     $    10,000,000
Frederick GO VRDN (Fuji Bank LOC)(A-1/VMIG1)
  4,800,000          4.25               01/07/97           4,800,000
--------------------------------------------------------------------
                                                     $    14,800,000
--------------------------------------------------------------------
Massachusetts--1.6%
Massachusetts Bay Transportation Authority Series 1996 A Notes
  (SP-1/MIG2)
$11,000,000          3.75%              02/28/97     $    11,008,115
Massachusetts Health & Education Authority RB for Harvard
  University Series I(A-1+/VMIG1)/(c)/
 13,866,000          3.90               01/07/97          13,866,000
--------------------------------------------------------------------
                                                     $    24,874,115
--------------------------------------------------------------------
Michigan--0.7%
Michigan Job Development Authority for Mazda Motor Manufacturing
  VRDN (Sumitomo Bank LOC)(VMIG1)
$11,100,000          4.25%              01/07/97     $    11,100,000
--------------------------------------------------------------------
Minnesota--1.5%
Becker PCRB for Northern States Power Co. Series 1992 A(A-1+)
$ 8,000,000          3.65%              01/16/97     $     8,000,000
  6,000,000          3.55               03/12/97           6,000,000
Becker PCRB for Northern States Power Co. Series 1993 A(A-1/VMIG1)
  4,000,000          3.55               03/12/97           4,000,000
White Bear Lake IDA for Weyerhauser Co. Series 1993(A-1)
  6,800,000          4.21               01/07/97           6,800,000
--------------------------------------------------------------------
                                                     $    24,800,000
--------------------------------------------------------------------
Mississippi--0.6%
Canton IDR for Levi Strauss Co. (Bank of America LOC)(P-1)
$10,000,000          4.15%/(b)/         01/07/97     $    10,000,000
--------------------------------------------------------------------
Missouri--1.8%
Belton RB (Texas Commerce Bank LOC)(P-1)
$ 4,025,000          4.25%              01/07/97     $     4,025,000
Kansas City Cloversett IDA MF Hsg. RB Series 1988 VRDN (Boatmen's
  Bank of Kansas City LOC)(A-1+)
  8,720,000          4.30               01/07/97           8,720,000
Missouri Health & Education Facility Authority VRDN (MBIA)(AAA)
 10,500,000          4.10               01/07/97          10,500,000
State Environmental Improvement and Energy Resources
  Authority RB for Monsanto Corporation (P-1)
$ 5,520,000          4.20%              01/07/97     $     5,520,000
--------------------------------------------------------------------
                                                     $    28,765,000
--------------------------------------------------------------------
Montana--0.3%
Forsyth PCRB for Pacificorp. Series 1988 (Industrial Bank of Japan
  LOC)(A-1/P-1)
$ 3,400,000          4.70%              01/01/97     $     3,400,000
Montana State Board of Investments VRDN Payroll Tax Bonds(VMIG1)
  1,000,000          4.00               01/07/97           1,000,000
--------------------------------------------------------------------
                                                     $     4,400,000
--------------------------------------------------------------------
Nevada--0.2%
Clark County VRDN for Nevada Airport System (MBIA)
  (A-1+/VMIG1)
$ 3,200,000          4.00%              01/07/97     $     3,200,000
--------------------------------------------------------------------
New Jersey--3.3%
New Jersey TRANS Series 1997 A(A-1+/P-1)
$48,000,000          3.50%              03/12/97     $    48,000,000
New Jersey Turnpike Authority RB Series 1991 D (FGIC)(P-1)
  5,600,000          3.75               01/07/97           5,600,000
--------------------------------------------------------------------
                                                     $    53,600,000
--------------------------------------------------------------------
New Mexico--0.2%
Farmington PCRB for Arizona Public Service Series 1994 A (Union
  Bank of Switzerland LOC)(A-1+/P-1)
$ 2,600,000          5.00%              01/01/97     $     2,600,000
--------------------------------------------------------------------
New York--12.1%
New York City GO VRDN Series 1993 B (FGIC)(A-1+/VMIG1)
$ 5,500,000          4.50%              01/01/97     $     5,500,000
New York City GO (MBIA)(VMIG1)
 19,800,000          4.15               01/07/97          19,800,000
New York City GO RANS Series 1997 A(SP-1+/VMIG1)
 60,000,000          4.50               04/15/97          60,137,770
New York City GO Series 1992 D (FGIC)
 20,000,000          3.95               01/07/97          20,000,000
New York City GO Series 1994 (Union Bank of Switzerland
  LOC)(A-1+/VMIG1)
  2,200,000          4.50               01/01/97           2,200,000
New York City GO VRDN (Dai-Ichi Kangyo Bank LOC)(A-1/VMIG1)
  2,600,000          4.50               01/01/97           2,600,000
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996

--------------------------------------------------------------------
Principal        Interest       Maturity        Amortized
 Amount           Rate           Date             Cost
====================================================================
New York  (continued)
New York City GO VRDN (Norinchukin Bank LOC) (A-1+/VMIG1)
$ 7,000,000      4.50%          01/01/97      $ 7,000,000
New York City Municipal Water Finance Authority CP Notes Series 3
  (Toronto Dominion Bank/Bank of Nova Scotia LOC)(A-1+/P-1)
  8,900,000      3.50           03/12/97        8,900,000
New York City Municipal Water Finance Authority Series 3 (Toronto
   Dominion Bank/Bank of Nova Scotia
   LOC)(A-1+/P-1)
  3,000,000      3.50           03/11/97        3,000,000
New York State Energy Research & Development Authority PCRB for
  New York State Electric & Gas Series 1994 D (Union Bank of Switzerland LOC)(A-1+/VMIG1)
  8,700,000      4.40           01/01/97        8,700,000
New York State Housing Finance Agency for Normandie Court
  Housing RB Series 1987 A (Fleet Bank LOC)(VMIG1)
    900,000      4.00           01/07/97          900,000
New York State Local Government Assistance Series 1995 B VRDN
  (Bank of Nova Scotia LOC)(A-1+/VMIG1)/(c)/
 19,600,000      4.00           01/07/97       19,600,000
New York State Local Government Series G VRDN (National
  Westminster Bank LOC)(A-1+/VMIG1)
  1,150,000      3.85           01/07/97        1,150,000
New York State Local Government VRDN Series 1995 F (Toronto
  Dominion Bank LOC)(A-1+/VMIG1)/(c)/
 15,000,000      4.00           01/07/97       15,000,000
New York State Triborough Bridge & Tunnel Authority VRDN
  (FGIC)(A-1+/VMIG1)
 19,300,000      4.00           01/07/97       19,300,000
--------------------------------------------------------------------
                                             $193,787,770
--------------------------------------------------------------------
North Carolina--6.0%
North Carolina Eastern Municipal Power Agency RB Series 1988 B
  (Morgan Guaranty/Union Bank of Switzerland LOC)(A-1+)
$ 2,700,000      3.70%          01/16/97      $ 2,700,000
 10,000,000      3.70           01/27/97       10,000,000
Person County PCRB for Carolina Power & Light Series 1992 A
  (A-1/P-1)
  7,000,000      4.25           01/07/97        7,000,000
Rockingham County IDA PCRB for Philip Morris Co.(A-1/P-1)
  3,960,000      4.15           01/07/97        3,960,000

North Carolina  (continued)
Wake County PCRB for Carolina Power & Light Series 1990 A & B (Fuji
Bank LOC)(A-2/P-1)
$ 7,000,000      3.75%          02/06/97      $ 7,000,000
 11,000,000      3.55           02/07/97       11,000,000
 12,100,000      3.55           02/10/97       12,100,000
 12,900,000      3.75           02/14/97       12,900,000
 29,000,000      3.75           02/18/97       29,000,000
-------------------------------------------------------------
                                              $95,660,000
-------------------------------------------------------------
Ohio--2.4%
Cleveland-Cuyahoga County Port Authority VRDN for Rock & Roll
  Hall of Fame (Credit Local de France LOC)(A-1+)
$ 9,000,000      4.05%          01/07/97      $ 9,000,000
Columbus Electric System Series 1994 RB (Union Bank of Switzerland
  LOC)(VMIG1)
 10,620,000      3.35           01/31/97       10,620,000
Franklin County Hospital RB for Holy Cross Health System Series
  1995(A-1/VMIG1)/(c)/
 18,900,000      4.10           01/07/97       18,900,000
-------------------------------------------------------------
                                              $38,520,000
-------------------------------------------------------------
Oregon--1.7%
Lane County PCRB VRDN for Weyerhaeuser Company Series 1994
   (A-1)
$ 6,500,000      4.21%          01/07/97      $ 6,500,000
Portland VRDN for Columbia Grain Inc. Project (Fuji Bank/Bank of
  Tokyo LOC)(VMIG1)
 17,650,000      4.25           01/07/97       17,650,000
State of Oregon Veteran's Welfare Series 73 H VRDN (Morgan
  Guaranty LOC)(A-1+/VMIG1)
  3,400,000      4.00           01/07/97        3,400,000
-------------------------------------------------------------
                                              $27,550,000
-------------------------------------------------------------
Pennsylvania--2.7%
Allegheny County PCRB for U.S. Steel Series 1985 (Commerzbank
  LOC)(A-1+/P-1)
$28,400,000      3.50%          03/13/97      $28,400,000
Allegheny County PCRB for U.S. Steel Series 1986 (Commerzbank
  LOC)(A-1+/P-1)
    700,000      3.50           02/06/97          700,000
Philadelphia TRANS Series 1996-97 A(SP-1/VMIG1)
 14,000,000      4.50           06/30/97       14,036,476
--------------------------------------------------------------
                                              $43,136,476
--------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996


-------------------------------------------------------------------
Principal        Interest       Maturity        Amortized
 Amount            Rate           Date            Cost
===================================================================
Puerto Rico--2.0%
Commonwealth of Puerto Rico RANS Series 1997 A(SP-1+/VMIG1)
$32,000,000      4.00%          07/30/97    $  32,103,040
-------------------------------------------------------------------
South Carolina--0.7%
York County Floating/Fixed Rate PCRB Pooled Series 1984-North
  Carolina Electric Membership Corp. VRDN (CFC)(A-1+/VMIG1)
$11,275,000      4.15%          01/07/97    $  11,275,000
-------------------------------------------------------------------
Texas--11.5%
Brazos Harbor IDA VRDN for Monsanto Co.(P-1)
$ 3,500,000      4.20%          01/07/97      $ 3,500,000
Brazos River Authority PCRB Series 1994 for Monsanto Co.(P-1)
  5,100,000      4.20           01/07/97        5,100,000
Brazos River Authority VRDN for Monsanto Co.(P-1)
  5,300,000      4.20           01/07/97        5,300,000
Brazos River Harbor Authority VRDN for Dow Chemical Corp. Series
  1991(A-1/P-1)
 13,500,000      3.60           01/24/97       13,500,000
Harris County Health Facilities Development Corp. UPDATE Series
  1993(A-1+/VMIG1)
  5,200,000      3.55           01/07/97        5,200,000
  5,200,000      3.50           01/29/97        5,200,000
Harris County Hospital RB for Childrens Hospital Series 1989 B-2
  (VMIG1)
  7,900,000      4.10           01/07/97        7,900,000
Harris County Toll Road VRDN Series 1994 C(A-1+/VMIG1)
 23,700,000      4.05           01/07/97       23,700,000
Nueces River IDA PCRB UPDATE for San Miguel Electric Series 1984
  (CFC)(A-1+/VMIG1)
 25,000,000      3.50           02/26/97       25,000,000
 25,700,000      3.50           03/10/97       25,700,000
San Antonio Electric & Gas Systems CP Notes Series A(A-1+/P-1)
 18,800,000      3.50           03/12/97       18,800,000
State of Texas TRANS Series 1996(SP-1+/VMIG1)/(c)/
 25,000,000      4.75/(b)/      08/29/97       25,193,274
 20,000,000      4.75           08/29/97       20,154,620
-------------------------------------------------------------------
                                            $ 184,247,894
-------------------------------------------------------------------
Utah--0.2%
Salt Lake County PCRB for Service Station/British Petroleum Series
  1994 B(P-1)
$ 2,815,000      5.00%          01/01/97      $ 2,815,000
-------------------------------------------------------------------
Virginia--6.7%
Chesapeake PCRB for Virginia Electric & Power Series
   1985(A-1/P-1)
$22,000,000      3.60%          02/06/97      $22,000,000
Chesterfield County PCRB for Philip Morris Series 1987 A(A-1/P-1)
  5,000,000      3.55           02/06/97        5,000,000
Chesterfield County PCRB for Philip Morris Series 1992(A-1/P-1)
 14,700,000      4.15           01/07/97       14,700,000
Chesterfield County PCRB for Virginia Electric & Power Series 1985
   (A-1/P-1)
  8,000,000      3.60           02/07/97        8,000,000
  5,200,000      3.60           02/12/97        5,200,000
Chesterfield County PCRB for Virginia Electric & Power
   Series 1987 C(A-1/P-1)
  1,000,000      3.60           02/12/97        1,000,000
Louisa PCRB For Virginia Electric & Power Series 1984(A-1/P-1)
  4,000,000      3.60           02/07/97        4,000,000
  4,000,000      3.60           02/13/97        4,000,000
  3,000,000      3.60           02/14/97        3,000,000
Louisa PCRB for Virginia Electric & Power Series 1987(A-1/P-1)
  1,300,000      3.55           02/06/97        1,300,000
Roanoke VRDN for Carilion Health Systems Hospital Series A(A-1)
 20,400,000      4.10           01/07/97       20,400,000
Spotsylvania IDA for Carlisle Corporation (Suntrust Bank LOC)(AA3)
  6,500,000      4.15/(b)/      01/07/97        6,500,000
York County PCRB for Virginia Electric & Power Series 1985(A-1/P-1)
  9,400,000      3.70           01/14/97        9,400,000
  2,700,000      3.65           03/10/97        2,700,000
-------------------------------------------------------------------
                                            $ 107,200,000
-------------------------------------------------------------------
Washington--4.6%
King County Sewer Revenue BANS Series A(A-1/P-1)
$10,000,000      3.55%          03/10/97      $10,000,000
Port of Grays Harbor IDA VRDN for Weyerhaeuser Project Series
  1992(A-1+)
  1,000,000      4.21           01/07/97        1,000,000
Port of Grays Harbor IDA VRDN for Weyerhaeuser Project Series
  1993(A-1+)
  5,850,000      4.21           01/07/97        5,850,000
Port of Kalama Floating/Fixed Rate for Conagra, Inc. Series 1983
  (Morgan Guaranty Trust LOC)(AAA)
  2,230,000      4.00           01/07/97        2,230,000
Union Gap City IDA VRDN for Weyerhaeuser Project Series 1992(A-1)
  1,600,000      4.21           01/07/97        1,600,000

------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996


-----------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
===========================================================
Washington  (continued)
Washington Health Care Facilities Authority VRDN Series 1996
  (Morgan Guaranty Trust LOC)(VMIG1)
$4,300,000       5.25%          01/01/97      $ 4,300,000
Washington Public Power Supply Project Electric RB Series 1993-1A
  (Bank of America LOC)(A-1+/VMIG1)
10,860,000       4.10           01/07/97       10,860,000
Washington Public Power Supply Project Electric RB Series 1993-2A
  (Bank of America LOC)(A-1/VMIG1)
11,100,000       4.10           01/07/97       11,100,000
Washington Public Power Supply System RB Series 1993-3A
   (Bank of America LOC)(A-1+/VMIG1)
15,000,000       4.10/(b)/      01/07/97       15,000,000
 3,115,000       3.95           01/07/97        3,115,000
 8,200,000       4.10           01/07/97        8,200,000
-----------------------------------------------------------
                                              $73,255,000
-----------------------------------------------------------
Wyoming--1.4%
Pacificorp PCRB VRDN for Sweetwater County Series 1990 A
   (Credit Suisse LOC)(VMIG1)
$16,200,000      4.15%          01/07/97      $16,200,000
Sweetwater County PCRB for Idaho Power Co. Series 1996 C
   (A-1+/VMIG1)
  6,100,000      5.10           01/01/97        6,100,000
-----------------------------------------------------------
                                              $22,300,000
-----------------------------------------------------------
Total Investments                          $1,749,033,261/(a)/
==========================================================


/(a)/The amount stated also represents aggregate cost for federal income tax purposes.
/(b)/When-issued securities.
/(c)/Portions of these securities are being segregated for when-issued securities.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those type of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.


-----------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt California Portfolio

December 31, 1996

------------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
============================================================
California--96.4%
California Health Facilities Authority VRDN for Kaiser Permanente
   Series 1993 A, B & C RB(A-1+/VMIG1)
$ 2,000,000       4.00%          01/07/97       $  2,000,000
California Health Facility Finance Authority RB Series
   1990 A VRDN (Rabobank Nederland LOC)(A-1+/VMIG1)
  8,100,000       4.00           01/07/97          8,100,000
California PCRB for Pacific Gas & Electric (Banque Nationale de Paris
   LOC)(A-1+)
  4,100,000       4.80           01/01/97          4,100,000
California Pollution Control Financing Authority for Southern
   California Edison Adjustable TRB Series 1986 D(A-1/VMIG1)
  1,800,000       4.70           01/01/97          1,800,000
California RANS VRDN Series 1996-97 B(SP-1+/VMIG1)
 10,000,000       3.47           01/31/97         10,000,000
California RANS VRDN Series 1996-97 C1(SP-1+/VMIG1)
 25,500,000       4.01           01/07/97         25,500,000
California School Cash Reserves Program Authority Series 1996 A
   (MBIA)(SP-1/VMIG1)
  9,000,000       4.75           07/02/97          9,040,248
California School Cash Reserves Program Authority Series 1996 B
   (MBIA)(VMIG1)
 10,000,000       4.50           12/19/97         10,083,758
California Statewide Communities Development Authority
   for Kaiser Foundation Hospital 1995 COPS(A-1+/VMIG1)
 16,500,000       4.00           01/07/97         16,500,000
California Statewide Communities Development Authority RB Series
   1995 A (A-1+)
 13,900,000       3.90           01/07/97         13,900,000
California Statewide Communities Development Authority Series
   1995A-1(A-1+)
 14,200,000       3.90           01/07/97         14,200,000
California Statewide Communities Development Authority, Refunding
   RB Series 1995A-2(A-1+)
  5,500,000       3.90           01/07/97          5,500,000
Chula Vista RB Series 1996 A for San Diego Gas & Electric(A-
   1/VMIG1)
 11,200,000       5.10           01/01/97         11,200,000
City of Anaheim Electric RANS Tax Exempt CP
   Notes(A-1+/P-1)
  8,950,000       3.45           01/29/97          8,950,000
City of Fresno MF Hsg. Revenue Refunding Bonds Series 1996 A
   (First Interstate Bank of California LOC)(VMIG1)
  3,315,000       4.15           01/07/97          3,315,000
City of Irwindale IDRB Series 1984 for Toys-R-Us VRDN (Bankers
   Trust LOC)(AA2)
  2,000,000       4.13%          01/07/97          2,000,000
City of Los Angeles VRDN MF Hsg. Museum Terrace-84H (Bank of
   America LOC)(VMIG1)
  3,500,000       4.00           01/07/97          3,500,000
City of Newport Beach Floating/Fixed Rate Health Facilities Memorial
   Hospital Facility VRDN(A-1/VMIG1)
 10,750,000       5.15           01/01/97         10,750,000
City of Newport Beach VRDN RB Series 1996 A(A-1+)
  3,800,000       5.15           01/01/97          3,800,000
City of Newport Beach VRDN RB Series 1996 B(A-1+)
 23,000,000       5.15           01/01/97         23,000,000
City of San Diego VRDN MF Hsg. RB Series 1985 (Bank of
   America LOC)(VMIG1)
 15,700,000       4.05           01/07/97         15,700,000
City of San Diego MF Hsg. for Lacima Apartments VRDN (Citibank
   LOC)(VMIG1)
 13,125,000       4.05           01/07/97         13,125,000
City of San Diego MF Hsg. for Nobel Court Apartments VRDN
   (Citibank LOC)(VMIG1)
 11,555,000       4.05           01/07/97         11,555,000
Contra Costa MF Hsg. for Lakeshore Apartments VRDN(A-1+)
  4,600,000       4.05           01/07/97          4,600,000
East Bay Municipal Utility District California Water & Waste
   (A-1+/P-1)
  4,300,000       3.45           02/27/97          4,300,000
Huntington Beach City Monthly MF Hsg. VRDN Series 1985 A (Bank
   of America LOC)(VMIG1)
  7,500,000       4.00           01/31/97          7,500,000
Kings County Housing Authority MF Hsg. Refunding RB Series 1996 A
   (First Interstate Bank of California LOC)(VMIG1)
  2,500,000       4.15           01/07/97          2,500,000
Los Angeles County Metro Transportation Authority VRDN
   (MBIA)(SP-1+/VMIG1)
  4,595,000       4.00           01/07/97          4,595,000
Los Angeles County Metro Transportation Authority RANS Series 1996
   A(VMIG1)
 10,000,000       4.00           02/27/97         10,013,586
Los Angeles County Metro Transportation CP Notes (National
   Westminster/Union Bank of California/ABN Amro/Canadian
   Imperial Bank of Commerce/Banque Nationale de Paris LOC)
   (A-1+/P-1)
 10,000,000       3.65           01/10/97         10,000,000
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt California Portfolio (continued)

December 31, 1996

-----------------------------------------------------------
Principal       Interest        Maturity         Amortized
 Amount           Rate            Date             Cost
===========================================================
California  (continued)
Los Angeles County TRANS (Credit Suisse/Morgan Guaranty Trust
   Co./Westdeutsche Landesbank Girozentrale/Bank of
   America/Union Bank of Switzerland LOC)(SP-1+/VMIG1)
$16,400,000      4.50%          06/30/97        $16,456,497
Los Angeles County, VRDN MF Hsg. for Valencia Village Series 1984 C
   (Industrial Bank of Japan Ltd. LOC)(A-1+)
 16,400,000      2.80           01/07/97         16,400,000
Los Angeles Housing Authority MF Hsg. VRDN for Canyon Country
   Villas Series 1985 H (Industrial Bank of Japan Ltd. LOC)(VMIG1)
 19,000,000      2.80           01/07/97         19,000,000
Northern California Power Agency Geothermal Project Number 3
   Adjustable Rate RB Series 1996 A (AMBAC)(A-1+/VMIG1)
  8,500,000      3.85           01/07/97          8,500,000
Orange County Apartment Development RB Issue 1984 C Seaside
  Meadow (Fuji Bank Ltd.)(A-1/VMIG1)
 24,000,000      3.95           01/07/97         24,000,000
Pomona Public Financing Authority VRDN (Sumitomo Bank LOC)
   (SP-1+)
  2,075,000      4.25           01/07/97          2,075,000
Sacramento County 1990 COP Admin-Center Courthouse Project
  VRDN (Union Bank of Switzerland LOC)(A-1+/VMIG1)
    500,000      3.75           01/07/97            500,000
San Bernardino County VRDN-Woodview Apartments Series
   1985 (Bank of America LOC)(VMIG1)
  6,500,000      4.05           01/07/97          6,500,000
San Diego County MF Hsg. for Country Hills VRDN (FNMA)
   (A-1+)
 10,300,000      4.05           01/07/97         10,300,000
San Diego IDB Series 1995 B for San Diego Gas & Electric(A-1/VMIG1)
  1,000,000      3.50           01/23/97          1,000,000
San Leandro MF Hsg. VRDN Series 1985 B- Haas Avenue
   Apartments (Bank of America LOC)(VMIG1)
  3,900,000      4.00           01/07/97          3,900,000
Southern California Metro Water District Series A CP Notes(A-1+/P-1)
  5,400,000      3.50           02/20/97          5,400,000
Southern California Metropolitan Water District Revenue
   Refunding Bonds Series 1996 A (AMBAC)(A-1+/VMIG1)
  4,500,000      4.00           01/07/97          4,500,000
Southern California Public Power Authority 1991 Subordinated
  Revenue Refunding Bonds (AMBAC)(A-1+/VMIG1)
  9,100,000      3.90           01/07/97          9,100,000
Southern California Public Power Authority Power
   Project RB Series 1996 B (AMBAC)(A-1+/VMIG1)
  7,500,000      3.90           01/07/97          7,500,000
Southern California Public Power Authority Power
   Project RB Series 1996 C (AMBAC)(A-1+/VMIG1)
 10,000,000      3.90           01/07/97         10,000,000
Triunfo Sanitation District VRDN Refunding RB Series 1994 (Banque
   Nationale de Paris LOC)(A-1+)
  3,700,000      4.20           01/07/97          3,700,000
Tulare-Porterville Schools Finance Authority COPS (Union Bank of
  California LOC)(VMIG1)
  4,935,000      4.30           01/07/97          4,935,000
-----------------------------------------------------------
                                               $424,894,089
-----------------------------------------------------------
Puerto Rico--3.2%
Commonwealth of Puerto Rico RANS Series 1997 A(SP-1+/VMIG1)
$14,000,000      4.00%          07/30/97        $14,045,081
-----------------------------------------------------------
Total Investments                              $438,939,170/(a)/
===========================================================
/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Tax-Exempt New York Portfolio
December 31, 1996


-----------------------------------------------------------
Principal        Interest        Maturity        Amortized
 Amount            Rate            Date            Cost
===========================================================
New York--94.2%
City of Yonkers IDA RB for Consumers (Industrial Bank
   of Japan LOC)(VMIG1)
$2,700,000       3.90%           01/07/97       $2,700,000
City of Yonkers IDA Series 1991 Civic Facility RB
   (Industrial Bank of Japan LOC)(VMIG1)
 2,900,000       3.90            01/07/97        2,900,000
Great Neck North Water Authority Water System RB Series
   1993 A VRDN (FGIC)(A-1+/VMIG1)
 3,800,000       4.00            01/07/97        3,800,000
IDA Civic Facility RB Cold Spring Harbor Labs Series
   1989 VRDN (Morgan Guaranty Trust LOC)(A-1+)
 2,200,000       4.90            01/01/97        2,200,000
Metropolitan Museum of Art Variable Rate Interest
   Bonds(AA/AA)
 1,500,000       4.00            01/07/97        1,500,000
Metropolitan Transportation Authority Commuter Facility
   VRDN Series 1991 (National Westminster/Morgan
   Guaranty/Industrial Bank of Japan/Sumitomo Bank/J.P.
   Morgan/Bank of Tokyo LOC)(A-1+/VMIG1)
 3,400,000       4.05            01/07/97        3,400,000
Nassau County TANS Series 1996 B(SP-1+)
 3,500,000       4.25            08/29/97        3,515,754
New York City GO Bonds (Sumitomo Bank LOC)(A-1/VMIG1)
   800,000       5.00            01/01/97          800,000
New York City GO Fiscal 1995 Series B-6
   (MBIA)(A-1+/VMIG1)
 3,900,000       5.10            01/01/97        3,900,000
 1,250,000       5.10            01/01/97        1,250,000
New York City GO RANS Series 1997 A(SP-1+/VMIG1)
 4,000,000       4.50            04/15/97        4,009,256
New York City IDA - Civic Facility RB 1989 National
   Audubon Society, Inc. (Swiss Bank Corp. LOC)(A-1+)
 4,000,000       4.80            01/01/97        4,000,000
New York City IDA for Columbia Grammar Prep School VRDN
   (Chemical Bank LOC)(A-1+)
 2,500,000       4.15            01/07/97        2,500,000
New York City Municipal Water Finance Authority CP
   Series 1 (Canadian Imperial Bank of Commerce
   LOC)(P-1)
 6,900,000       3.55            01/16/97        6,900,000
New York City Municipal Water Finance Authority Series
   3 (Toronto Dominion Bank/Bank of Nova Scotia
   LOC)(P-1)
 2,500,000       3.50            03/11/97        2,500,000
New York City Trust for Cultural Resources American
   Museum of Natural History Adjustable Rate TRB VRDN
   (MBIA)(VMIG1)
$3,200,000       3.80%           01/07/97       $3,200,000
New York State Dormitory Authority RB Series 1990 B for
   Cornell University VRDN(VMIG1)
 4,700,000       4.80            01/01/97        4,700,000
New York State Energy Research & Development Authority
   For Long Island Lighting Co. VRDN (Toronto Dominion
   Bank LOC) (A-1+/P-1)
 3,000,000       4.05            01/07/97        3,000,000
New York State Energy Research & Development Authority
   PCRB for New York State Electric & Gas Series 1994 B
   (Union Bank of Switzerland LOC)(A-1+/VMIG1)
 7,800,000       5.00            01/01/97        7,800,000
New York State Energy Research & Development Authority
   PCRB for New York State Electric & Gas Series 1994 D
   (Union Bank of Switzerland LOC)(A-1+/VMIG1)
 3,600,000       4.40            01/01/97        3,600,000
New York State Energy Research & Development Authority
   PCRB for Rochester Gas & Electric Series 1984
   (Credit Suisse LOC)(P-1)
 2,100,000       3.40            01/31/97        2,100,000
New York State Energy Research & Development Authority
   PCRB Series A & B - Central Hudson Gas & Electric
   VRDN (Deutsche Bank LOC)(AA2)
 1,300,000       3.90            01/07/97        1,300,000
New York State Energy Research & Development Authority
   for Orange and Rockland Utilities Series 1995 A VRDN
   (AMBAC)(A-1+/VMIG1)
 5,000,000       3.80            01/07/97        5,000,000
New York State GO BANS Series R(A-1/P-1)
 4,500,000       3.55            02/25/97        4,500,000
New York State GO BANS Series T(A-1/P-1)
 3,500,000       3.55            02/24/97        3,500,000
New York State Housing Finance Agency for Normandie
   Court Housing RB Series 1987 A (Fleet Bank
   LOC)(VMIG1)
 5,100,000       4.00            01/07/97        5,100,000
New York State Local Government Assistance Series 1995
   B VRDN (Bank of Nova Scotia LOC)(A-1+/VMIG1)
 1,700,000       4.00            01/07/97        1,700,000
New York State Local Government Series C VRDN
   (Landesbank Hessen-Thueringen Girozentrale
   LOC)(A-1+/VMIG1)
 7,000,000       4.00            01/07/97        7,000,000

----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Tax-Exempt New York Portfolio (continued)
December 31, 1996


-----------------------------------------------------------
Principal        Interest        Maturity        Amortized
 Amount           Rate            Date             Cost
===========================================================
New York (continued)
New York State Local Government Series G VRDN (National
   Westminster Bank LOC)(A-1+/VMIG1)
$700,000         3.85%           01/07/97     $    700,000
New York State Medical Care Facility Financing Agency
   for Children's Hospital of Buffalo RB Series 1991 A
   (Barclays Bank LOC)(VMIG1)
 1,900,000       4.20            01/07/97        1,900,000
New York State Triborough Bridge & Tunnel Authority
   VRDN (FGIC)(A-1+/VMIG1)
 4,700,000       4.00            01/07/97        4,700,000
Oswego County IDA PCRB Series 1992 for Philip
   Morris(A-1/P-1)
 1,000,000       4.15            01/07/97        1,000,000
Syracuse University IDA VRDN (Morgan Guaranty
   LOC)(AA+/A-1 /VMIG1)
 1,200,000       4.80            01/01/97        1,200,000
-----------------------------------------------------------
                                              $107,875,010
-----------------------------------------------------------
Puerto Rico--5.7%
Commonwealth of Puerto Rico RANS Series 1997
   A(SP-1+/VMIG1)
$3,500,000       4.00%           07/30/97     $  3,511,271
Puerto Rico Government Development Bank VRDN (Credit
   Suisse LOC)(A-1/VMIG1)
 1,000,000       3.75            01/07/97        1,000,000
Puerto Rico Medical and Environmental PCRB Series 1983
   A for Key Pharmaceuticals Inc. (Morgan Guaranty LOC)
 2,000,000       3.75            12/01/97        2,000,000
-----------------------------------------------------------
                                              $  6,511,271
-----------------------------------------------------------
Total Investments                             $114,386,281/(a)/
===========================================================
/(a)/ The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.


Investment Abbreviations:
ACES         --Adjustable Convertible Extendible
               Securities
AMBAC        --Insured by American Municipal Bond
               Assurance Corp.
BANS         --Bond Anticipation Notes
CFC          --Unconditionally Guaranteed by
               Cooperative Finance Corp.
COPS         --Certificates of Particication
CP           --Commercial Paper
FGIC         --Insured by Financial Guaranty
               Insurance Co.
FNMA         --Federal National Mortgage
               Association
GO           --General Obligation
HFA          --Health Facility Authority
IDA          --Industrial Development Authority
IDB          --Industrial Development Bond
IDR          --Industrial Development Revenue Bond
LOC          --Letter of Credit
MBIA         --Insured by Municipal Bond Investors
               Assurance
MF Hsg.      --Multi-Family Housing
PCRB         --Pollution Control Revenue Bond
RANS         --Revenue Anticipation Notes
RB           --Revenue Bond
TANS         --Tax Anticipation Notes
TECP         --Tax Exempt Commercial Paper
TRANS        --Tax Revenue Anticipation Notes
TRB          --Tender Revenue Bond
UPDATE       --Unit Priced Daily Adjustable
               Tax-Exempt Security
VRDN         --Variable Rate Demand Note

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


-------------------------------------     --------------------------------------







                     [This page intentionally left blank]





--------------------------------------     -------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
December 31, 1996
--------------------------------------------------------------------------------

                                                                             ILA             ILA
                                                                            Prime           Money             ILA
                                                                          Obligations       Market         Government
                                                                           Portfolio       Portfolio       Portfolio
                                                                          ==============================================
Assets:
Investments in securities, at value based on amortized cost              $1,266,243,902   $ 990,797,391    $ 827,240,879
Interest receivable                                                           3,701,956       3,538,130        1,378,983
Cash                                                                            143,480         128,908          152,717
Other assets                                                                     18,680          33,706           48,509
------------------------------------------------------------------------------------------------------------------------
    Total assets                                                          1,270,108,018     994,498,135      828,821,088
------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for investment securities purchased                                          --              --               --
Dividends payable                                                             5,999,306       4,784,617        3,427,645
Accrued expenses and other liabilities                                          530,616         513,611          459,492
------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                         6,529,922       5,298,228        3,887,137
------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                           1,263,578,517     989,199,498      824,862,428
Accumulated undistributed net investment income                                      --              --               --
Accumulated undistributed net realized gain (loss) on investment
   transactions                                                                   (421)             409           71,523
------------------------------------------------------------------------------------------------------------------------
    Net assets                                                           $1,263,578,096   $ 989,199,907      824,933,951
========================================================================================================================
Net asset value, offering and redemption price per unit
   (net assets/units outstanding)                                        $         1.00   $        1.00    $        1.00
========================================================================================================================
Units Outstanding:
ILA units                                                                 1,154,745,689     703,096,586      694,604,345
ILA Administration units                                                     23,775,858     257,258,398       36,044,854
ILA Service units                                                            84,710,642      28,844,514       94,213,229
ILA B units                                                                     346,328              --               --
------------------------------------------------------------------------------------------------------------------------
    Total units of beneficial interest outstanding, $.001 par value
       (unlimited number of units authorized)                             1,263,578,517     989,199,498      824,862,428
========================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
      ILA              ILA                              ILA              ILA            ILA
    Treasury         Treasury            ILA         Tax-Exempt       Tax-Exempt     Tax-Exempt
   Obligations      Instruments        Federal       Diversified      California      New York
    Portfolio        Portfolio        Portfolio       Portfolio        Portfolio      Portfolio
================================================================================================
 $ 810,267,968   $1,221,566,240   $3,300,609,972   $1,749,033,261   $438,939,170    $114,386,281
       532,015       14,004,604        4,477,173        7,404,080      2,433,885         404,538
        99,319          148,266          365,400        1,862,438        599,385          41,299
           775           10,026          125,725            8,601          8,650              --
------------------------------------------------------------------------------------------------
   810,900,077    1,235,729,136    3,305,578,270    1,758,308,380    441,981,090     114,832,118
------------------------------------------------------------------------------------------------

            --               --               --      150,828,428             --              --
     3,404,801        4,597,910       13,642,248        4,524,992      1,168,073         274,842
       428,726          525,543        1,305,746          494,147        194,663          62,795
------------------------------------------------------------------------------------------------
     3,833,527        5,123,453       14,947,994      155,847,567      1,362,736         337,637
------------------------------------------------------------------------------------------------

 $ 807,035,766    1,230,590,333    3,290,699,109    1,602,342,561    440,637,879     114,499,366
            --               --               --          362,642         10,495           1,634

        30,784           15,350          (68,833)        (244,390)       (30,020)         (6,519)
------------------------------------------------------------------------------------------------
 $ 807,066,550   $1,230,605,683   $3,290,630,276   $1,602,460,813   $440,618,354    $114,494,481
================================================================================================

 $        1.00    $        1.00   $         1.00   $         1.00   $       1.00   $        1.00
================================================================================================

   574,608,995      708,990,271    2,303,703,731    1,514,523,522    440,495,857      70,178,026
   108,916,431      137,701,171      794,578,398       59,097,259        142,022      44,321,340
   123,510,340      383,898,891      192,416,980       28,918,372             --              --
            --               --               --               --             --              --
------------------------------------------------------------------------------------------------

   807,035,766    1,230,590,333    3,290,699,109    1,602,539,153    440,637,879     114,499,366
================================================================================================


------------------------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
------------------------------------------------------------------------------
Statements of Operations
For the Year Ended December 31, 1996

------------------------------------------------------------------------------


                                                                                ILA            ILA
                                                                               Prime          Money           ILA
                                                                             Obligations      Market       Government
                                                                             Portfolio       Portfolio     Portfolio
                                                                             =========================================
Investment income:
Interest income                                                             $81,770,923    $54,320,799    $39,035,321
----------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                       5,185,990      3,447,586      2,509,206
Transfer agent fees                                                             592,685        394,010        286,766
Custodian fees                                                                  289,863        203,454        157,058
Professional fees                                                                43,453         28,965         22,465
Trustees' fees                                                                   19,256         10,622          9,356
Other                                                                           178,787        197,862        186,415
----------------------------------------------------------------------------------------------------------------------
    Total expenses                                                            6,310,034      4,282,499      3,171,266
    Less--Expenses reimbursable and fees waived by Goldman Sachs               (234,432)      (736,102)      (231,536)
----------------------------------------------------------------------------------------------------------------------
    Net expenses                                                              6,075,602      3,546,397      2,939,730
    Administration unit fees                                                     65,534        316,155         63,048
    Service unit fees                                                           494,274        128,313        352,931
----------------------------------------------------------------------------------------------------------------------
    Net expenses and unit fees                                                6,635,410      3,990,865      3,355,709
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                        75,135,513     50,329,934     35,679,612
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                              72,405         72,865         62,662
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        $75,207,918    $50,402,799    $35,742,274
======================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     ILA            ILA                            ILA             ILA           ILA
   Treasury       Treasury          ILA         Tax-Exempt      Tax-Exempt    Tax-Exempt
  Obligations    Instruments      Federal       Diversified     California     New York
   Portfolio      Portfolio      Portfolio       Portfolio      Portfolio     Portfolio
=========================================================================================
$48,666,691     $53,608,537    $146,327,912    $54,107,112    $13,695,668     $3,421,539
 ----------------------------------------------------------------------------------------
  3,157,511       3,629,131       9,496,253      5,391,039      1,410,751        359,201
    360,858         414,758       1,085,286        616,119        161,229         41,051
    197,650         167,744         459,900        135,944         45,236         21,336
     27,555          34,247          77,027         42,553         13,995          6,322
     11,552          12,842          34,394         17,650          4,574          1,215
    157,226         213,340         423,802        136,197         38,866          7,681
-----------------------------------------------------------------------------------------

  3,912,352       4,472,062      11,576,662      6,339,502      1,674,651        436,806
   (212,886)     (2,294,583)     (4,522,286)    (1,564,664)       (22,092)      (108,395)
 ----------------------------------------------------------------------------------------
  3,699,466       2,177,479       7,054,376      4,774,838      1,652,559        328,411
    145,201         145,441         906,321         73,660            262         39,843
    579,790       1,266,586         562,023        130,158             --             --
-----------------------------------------------------------------------------------------
  4,424,457       3,589,506       8,522,720      4,978,656      1,652,821        368,254
-----------------------------------------------------------------------------------------
 44,242,234      50,019,031     137,805,192     49,128,456     12,042,847      3,053,285
-----------------------------------------------------------------------------------------
    195,578         416,602          (4,477)       (12,968)            15         (4,539)
-----------------------------------------------------------------------------------------
$44,437,812     $50,435,633    $137,800,715    $49,115,488    $12,042,862     $3,048,746
=========================================================================================


--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1996


--------------------------------------------------------------------------------

                                                                           ILA                ILA
                                                                          Prime              Money            ILA
                                                                       Obligations           Market       Government
                                                                        Portfolio          Portfolio       Portfolio
                                                                      ================================================
From Operations:
Net investment income                                                 $   75,135,513     $ 50,329,934    $ 35,679,612
Net realized gain(loss) on investment transactions                            72,405           72,865          62,662
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                  75,207,918       50,402,799      35,742,274
----------------------------------------------------------------------------------------------------------------------
Distributions to Unitholders from:
Net investment income
   ILA units                                                             (67,076,054)     (38,261,044)    (29,556,990)
   ILA Administration units                                               (2,206,827)     (10,545,315)     (2,048,010)
   ILA Service units                                                      (5,850,540)      (1,523,575)     (4,074,612)
   ILA B units                                                                (2,092)              --              --
Net realized gain on investment transactions
   ILA units                                                                 (65,059)         (54,983)        (38,029)
   ILA Administration units                                                   (2,127)         (15,267)         (2,635)
   ILA Service units                                                          (5,640)          (2,206)         (5,242)
----------------------------------------------------------------------------------------------------------------------
    Total distributions to unitholders                                   (75,208,339)     (50,402,390)    (35,725,518)
----------------------------------------------------------------------------------------------------------------------
From unit transactions (at $1.00 per unit):
 Proceeds from sales of units                                          9,633,671,566    8,281,604,075   5,115,245,365
 Reinvestment of dividends and distributions                              40,414,429       38,191,105      17,312,306
 Cost of units repurchased                                            (9,962,009,233)  (8,092,253,028) (5,011,078,568)
----------------------------------------------------------------------------------------------------------------------
    Increase(decrease) in net assets resulting from unit transactions   (287,923,238)     227,542,152     121,479,103
----------------------------------------------------------------------------------------------------------------------
    Total increase(decrease)                                            (287,923,659)     227,542,561     121,495,859
Net Assets:
Beginning of year                                                      1,551,501,755      761,657,346     703,438,092
----------------------------------------------------------------------------------------------------------------------
End of year                                                           $1,263,578,096   $  989,199,907   $ 824,933,951
======================================================================================================================
Accumulated undistributed net investment income                                   --               --              --
======================================================================================================================
Summary of unit transactions (at $1.00 per unit):
ILA Units:
   Units sold                                                          8,756,241,159    5,161,953,773   4,490,979,392
   Reinvestment of dividends and distributions                            36,833,028       30,348,683      13,978,786
   Units repurchased                                                  (8,899,537,496)   (5,063,361,34) (4,380,790,567)
----------------------------------------------------------------------------------------------------------------------
                                                                        (106,463,309)     128,941,113     124,167,611
----------------------------------------------------------------------------------------------------------------------
ILA Administration Units:
   Units sold                                                            318,656,203    2,902,067,359     220,574,807
   Reinvestment of dividends and distributions                             1,520,549        7,510,848         283,223
   Units repurchased                                                    (359,456,201)  (2,816,742,074)   (232,371,387)
----------------------------------------------------------------------------------------------------------------------
                                                                         (39,279,449)      92,836,133     (11,513,357)
----------------------------------------------------------------------------------------------------------------------
ILA Service Units:
   Units sold                                                            558,266,701      217,582,943     403,691,166
   Reinvestment of dividends and distributions                             2,060,072          331,574       3,050,297
   Units repurchased                                                    (702,853,581)    (212,149,611)   (397,916,614)
----------------------------------------------------------------------------------------------------------------------
                                                                        (142,526,808)       5,764,906       8,824,849
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units                                        (288,269,566)*    227,542,152     121,479,103
======================================================================================================================

* In addition, ILA B units had sales, reinvestments of dividends and distributions and repurchases of 507,503, 780 and 161,955 units, respectively, for a net increase of 346,328 units.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------------------------
      ILA               ILA                                ILA               ILA              ILA
    Treasury         Treasury            ILA           Tax-Exempt        Tax-Exempt       Tax-Exempt
  Obligations       Instruments        Federal         Diversified       California        New York
   Portfolio         Portfolio        Portfolio         Portfolio         Portfolio        Portfolio
=========================================================================================================

 $  44,242,234     $  50,019,031    $ 137,805,192     $  49,128,456     $ 12,042,847     $  3,053,285
       195,578           416,602           (4,477)          (12,968)              15           (4,539)
------------------------------------------------------------------------------------------------------
    44,437,812        50,435,633      137,800,715        49,115,488       12,042,862        3,048,746
------------------------------------------------------------------------------------------------------


   (32,818,890)      (30,911,761)    (101,011,206)      (46,819,418)     (12,036,826)      (2,289,010)
    (4,742,767)       (4,651,770)     (30,041,532)       (1,375,597)          (6,021)        (764,275)
    (6,680,577)      (14,455,500)      (6,752,454)         (933,441)              --               --
            --                --               --                --               --               --

      (124,367)         (251,459)              --                --               --               --
       (17,973)          (37,841)              --                --               --               --
       (25,316)         (117,591)              --                --               --               --
------------------------------------------------------------------------------------------------------
   (44,409,890)      (50,425,922)    (137,805,192)      (49,128,456)     (12,042,847)      (3,053,285)
------------------------------------------------------------------------------------------------------

 5,362,879,167     5,282,794,697   15,965,974,823     9,518,523,372    2,958,021,573      648,758,829
    13,347,956        20,444,542       79,358,869        35,078,864       11,445,149        2,949,980
(5,492,732,128)   (4,850,904,367) (15,106,127,095)   (9,392,133,030)  (2,875,637,134)    (654,470,394)
------------------------------------------------------------------------------------------------------
  (116,505,005)      452,334,872      939,206,597       161,469,206       93,829,588       (2,761,585)
------------------------------------------------------------------------------------------------------
  (116,477,083)      452,344,583      939,202,120       161,456,238       93,829,603       (2,766,124)

   923,543,633       778,261,100    2,351,428,156     1,441,004,575      346,788,751      117,260,605
------------------------------------------------------------------------------------------------------
 $ 807,066,550    $1,230,605,683   $3,290,630,276    $1,602,460,813   $  440,618,354     $114,494,481
=======================================================================================================
            --                 --              --    $      362,642   $       10,495     $      1,634
=======================================================================================================

 3,696,243,017     3,783,423,031   11,171,686,790     9,264,641,627    2,957,305,487      340,781,821
    11,811,603        19,300,481       66,486,820        34,471,658       11,444,982        2,236,468
(3,844,547,762)   (3,680,022,103) (10,666,427,699)   (9,127,243,309)  (2,875,001,835)    (363,376,230)
------------------------------------------------------------------------------------------------------
  (136,493,142)      122,701,409      571,745,911       171,869,976       93,748,634      (20,357,941)
------------------------------------------------------------------------------------------------------

   659,581,577       470,006,128    3,606,492,816       142,908,870          716,086      307,977,008
       855,243         1,082,829       11,506,068           298,114              167          713,512
  (644,240,509)     (402,096,387)  (3,340,378,274)     (132,882,806)        (635,299)    (291,094,164)
------------------------------------------------------------------------------------------------------
    16,196,311        68,992,570      277,620,610        10,324,178           80,954       17,596,356
------------------------------------------------------------------------------------------------------

 1,007,054,573     1,029,365,538    1,187,795,217       110,972,875               --               --
       681,110            61,232        1,365,981           309,092               --               --
(1,003,943,857)     (768,785,877)  (1,099,321,122)     (132,006,915)              --               --
------------------------------------------------------------------------------------------------------
     3,791,826       260,640,893       89,840,076       (20,724,948)              --               --
------------------------------------------------------------------------------------------------------
  (116,505,005)      452,334,872      939,206,597       161,469,206       93,829,588       (2,761,585)
=======================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                                           ILA              ILA
                                                                          Prime            Money             ILA
                                                                        Obligations        Market        Government
                                                                         Portfolio        Portfolio       Portfolio
                                                                        ----------------------------------------------
From Operations:
Net investment income                                                 $  107,583,870   $  49,478,386    $  51,830,087
Net realized gain (loss) on investment transactions                           14,828          23,170          168,758
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                 107,598,698      49,501,556       51,998,845
----------------------------------------------------------------------------------------------------------------------
Distributions to Unitholders from:
Net investment income
   ILA units                                                             (90,145,210)     (39,853,826)    (42,814,965)
   ILA Administration units                                               (5,198,674)      (8,266,526)     (3,434,653)
   ILA Service units                                                     (12,239,986)      (1,358,034)     (5,580,469)
Net realized gain on investment transactions
   ILA units                                                                 (12,607)         (18,166)       (138,212)
   ILA Administration units                                                     (741)          (4,378)        (12,197)
   ILA Service units                                                          (1,480)            (626)        (17,502)
----------------------------------------------------------------------------------------------------------------------
    Total distributions to unitholders                                  (107,598,698)    (49,501,556 )    (51,997,998)
----------------------------------------------------------------------------------------------------------------------
From unit transactions (at $1.00 per unit):
Proceeds from sales of units                                          12,338,624,975   6,865,371,082    6,147,457,376
Reinvestment of dividends and distributions                               46,658,797      34,033,174       18,869,484
Cost of units repurchased                                            (13,117,315,317)  6,864,945,994)  (6,596,822,965)
----------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets resulting from unit
       transactions                                                     (732,031,545)     34,458,262     (430,496,105)
----------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)                                           (732,031,545)     34,458,262     (430,495,258)
Net Assets:
Beginning of year                                                      2,283,533,300     727,199,084    1,133,933,350
----------------------------------------------------------------------------------------------------------------------
End of year                                                           $1,551,501,755   $ 761,657,346    $ 703,438,092
----------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                   --              --               --
----------------------------------------------------------------------------------------------------------------------
Summary of unit transactions (at $1.00 per unit):
ILA Units:
   Units sold                                                         10,673,706,881    5,167,984,860   5,286,093,615
   Reinvestment of dividends and distributions                            43,663,215       30,173,260      14,307,877
   Units repurchased                                                 (11,419,966,319)  (5,183,472,607) (5,611,448,715)
----------------------------------------------------------------------------------------------------------------------
                                                                        (702,596,223)      14,685,513    (311,047,223)
----------------------------------------------------------------------------------------------------------------------
ILA Administration Units:
   Units sold                                                            801,545,537    1,503,847,493     385,128,154
   Reinvestment of dividends and distributions                             1,574,573        3,545,805         410,476
   Units repurchased                                                    (889,335,631)  (1,488,837,741)   (433,455,523)
----------------------------------------------------------------------------------------------------------------------
                                                                         (86,215,521)      18,555,557     (47,916,893)
----------------------------------------------------------------------------------------------------------------------
ILA Service Units:
   Units sold                                                            863,372,557      193,538,729     476,235,607
   Reinvestment of dividends and distributions                             1,421,009          314,109       4,151,131
   Units repurchased                                                    (808,013,367)    (192,635,646)   (551,918,727)
----------------------------------------------------------------------------------------------------------------------
                                                                          56,780,199        1,217,192     (71,531,989)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units                                        (732,031,545)     34,458,262     (430,496,105)
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
      ILA               ILA                                  ILA              ILA              ILA
    Treasury          Treasury              ILA           Tax-Exempt       Tax-Exempt       Tax-Exempt
   Obligations       Instruments          Federal         Diversified      California        New York
    Portfolio         Portfolio          Portfolio         Portfolio        Portfolio        Portfolio
======================================================================================================
 $  49,882,996     $  39,027,924    $  127,991,600     $  55,137,781    $  10,292,899     $  3,354,557
       634,764           426,028           (11,971)          (38,116)          (4,501)              --
------------------------------------------------------------------------------------------------------
    50,517,760        39,453,952       127,979,629        55,099,665       10,288,398        3,354,557
------------------------------------------------------------------------------------------------------


   (37,834,730)      (31,147,754)      (98,487,540)      (50,915,901)     (10,279,510)      (2,746,431)
    (5,921,841)       (3,930,340)      (26,181,728)       (2,430,414)         (13,389)        (608,126)
    (6,116,634)       (3,949,830)       (3,322,332)       (1,791,466)              --               --

      (474,791)         (338,176)               --                --               --               --
       (76,052)          (43,832)               --                --               --               --
       (81,059)          (43,878)               --                --               --               --
------------------------------------------------------------------------------------------------------
   (50,505,107)      (39,453,810)     (127,991,600)      (55,137,781)     (10,292,899)      (3,354,557)
------------------------------------------------------------------------------------------------------

 5,295,765,985     4,545,981,787    12,879,366,733     9,669,281,502    2,111,844,558      637,393,901
    14,985,214        18,329,605        59,359,416        35,116,542        9,384,940        3,009,869
 (5,307,633,793)  (4,472,240,590)  (12,558,288,438)   (9,832,589,904)  (2,002,625,120)    (646,630,502)
------------------------------------------------------------------------------------------------------
     3,117,406        92,070,802       380,437,711      (128,191,860)     118,604,378       (6,226,732)
------------------------------------------------------------------------------------------------------
     3,130,059        92,070,944       380,425,740      (128,229,976)     118,599,877       (6,226,732)

   920,413,574       686,190,156     1,971,002,416     1,569,234,551      228,188,874      123,487,337
------------------------------------------------------------------------------------------------------
 $ 923,543,633     $ 778,261,100    $2,351,428,156    $1,441,004,575    $ 346,788,751     $117,260,605
======================================================================================================
            --                --                --    $      362,642    $      10,495     $      1,634
======================================================================================================


 4,098,618,029     3,716,958,431     9,845,256,084     9,311,743,687    2,111,311,145      412,445,304
    12,443,257        17,215,281        53,443,869        34,419,501        9,375,255        2,397,973
(4,113,675,854)   (3,695,227,116)   (9,792,323,613)   (9,438,508,967)  (2,001,353,653)    (408,825,174)
------------------------------------------------------------------------------------------------------
    (2,614,568)       38,946,596       106,376,340       (92,345,779)     119,332,747        6,018,103
------------------------------------------------------------------------------------------------------

   852,080,094       450,755,034     2,431,546,258       230,975,117          533,413      224,948,597
     2,541,957         1,065,347         5,373,341           522,467            9,685          611,896
  (859,607,724)     (447,499,474)   (2,249,895,904)     (280,499,429)      (1,271,467)    (237,805,328)
------------------------------------------------------------------------------------------------------
    (4,985,673)        4,320,907       187,023,695       (49,001,845)        (728,369)     (12,244,835)
------------------------------------------------------------------------------------------------------

   345,067,862       378,268,322       602,564,391       126,562,698               --               --
            --            48,977           542,206           174,574               --               --
  (334,350,215)     (329,514,000)     (516,068,921)     (113,581,508)              --               --
------------------------------------------------------------------------------------------------------
    10,717,647        48,803,299        87,037,676        13,155,764               --               --
------------------------------------------------------------------------------------------------------
     3,117,406        92,070,802       380,437,711      (128,191,860)     118,604,378       (6,226,732)
======================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1996




--------------------------------------------------------------------------------
1.  Organization
Goldman Sachs Money Market Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts on December 6, 1978, includes the Goldman Sachs--Institutional Liquid Assets Portfolios ("ILA"). The Trust is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. ILA consists of nine portfolios: Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York. All of the portfolios are diversified except for the Tax-Exempt California and Tax-Exempt New York Portfolios. ILA offers three classes of units for each of its portfolios: ILA units, ILA Administration units and ILA Service units. In addition, Prime Obligations offers ILA B units. The investment objective of the Funds is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.  Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by ILA. The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation--
--------------------------
ILA uses the amortized-cost method for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B.  Interest Income--
---------------------
Interest income is determined on the basis of interest accrued, premium amortized and discount earned.


C.  Federal Taxes--
    ---------------
It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable and tax-exempt income to its unitholders. Accordingly, no federal tax provisions are required.
    The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

At December 31, 1996, ILA's tax year end, the following portfolios had capital loss carryforwards for U.S. Federal tax purposes of approximately:

                                                Years of
        Portfolio                Amount        Expiration
        ---------                ------        ----------
Federal                         $  72,000     2000 to 2004
Tax-Exempt Diversified            244,000     1997 to 2004
Tax-Exempt California              30,000     1999 to 2003
Tax-Exempt New York                 7,000     1999 to 2004

These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

D.  Expenses--
--------------
Expenses incurred by ILA which do not specifically relate to an individual portfolio of ILA are allocated to the portfolios based on each portfolio's relative average net assets for the period.
   Unitholders of ILA Administration, ILA Service and ILA B units bear all expenses and fees paid to service and distribution organizations for their services with respect to such units as well as other expenses (subject to expense limitations) which are directly attributable to such units.

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31,1996
--------------------------------------------------------------------------------
3.  Agreements
Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser pursuant to an Advisory Agreement. Under the Advisory Agreement, GSAM, subject to general supervision of the Trust's Board of Trustees, manages the portfolios and provides for the administration of ILA's other affairs. As compensation for the services rendered under the Advisory Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .35% of each portfolio's average daily net assets. For the year ended December 31, 1996 and until further notice, GSAM has agreed to waive advisory fees of .05%, .20%, .15%, .10% and .09% for the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios, respectively.
   Goldman Sachs also serves as ILA's transfer agent under a Transfer Agency Agreement for a fee. In addition, Goldman Sachs acts as ILA's distributor under a Distribution Agreement for which it receives no compensation. Amounts due to Goldman Sachs are included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities.
   GSAM has voluntarily agreed that if the sum of a portfolio's expenses (including the advisory fee, but excluding interest, taxes, brokerage commissions, litigation and indemnification expenses, administration, authorized dealer service, distribution and service plan fees and other extraordinary expenses) exceeds on an annualized basis .41% of such portfolio's net assets, the portfolio will be reimbursed in the amount of such excess monthly.
   In addition, GSAM has voluntarily agreed to reimburse the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios to the extent that each portfolio's expenses, as defined above, exceed .36%, .21%, .26%, .31% and .32%, respectively, of the average net assets per annum. Amounts due from Goldman Sachs at December 31, 1996 are included in "Other assets" in the accompanying Statements of Assets and Liabilities.
   The ILA B units of Prime Obligations Portfolio have adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee for distribution services equal, on an annual basis, up to .75% of ILA B units average daily net assets.
   The ILA B units of Prime Obligations Portfolio have adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. ILA B units pay a fee under this Service Plan equal, on an annual basis, up to .25% of ILA Class B's average daily net assets.
   The chart below outlines the fee waivers and expense reimbursements for the year ended December 31, 1996 and amounts owed to and due from Goldman Sachs at December 31, 1996 (in thousands):

-------------------------------------------------------------------------------

                                                       Due to
                                                       Goldman
                                                        Sachs         Amounts
                   Adviser    Expense                 for Adviser/    due from
                     Fee     Reimburse-                Transfer       Goldman
 Fund              Waived      ments         Total     Agent Fees     Sachs
================================================================================
 Prime
  Obligations
  Portfolio         $--         $234          $234         $462          $18
--------------------------------------------------------------------------------
 Money
  Market
  Portfolio          493         243           736          318           34
--------------------------------------------------------------------------------
 Government
  Portfolio           --         232           232          265           45
--------------------------------------------------------------------------------
 Treasury
  Obligations
  Portfolio           --         213           213          267           --
--------------------------------------------------------------------------------
 Treasury
  Instruments
  Portfolio        2,074         221         2,295          180           10
--------------------------------------------------------------------------------
 Federal
  Portfolio        4,070         452         4,522          648          126
--------------------------------------------------------------------------------
 Tax-Exempt
  Diversified
  Portfolio        1,540          25         1,565          399           --
--------------------------------------------------------------------------------
 Tax-Exempt
  California
  Portfolio           --          22            22          147           --
-------------------------------------------------------------------------------
 Tax-Exempt
  New York
  Portfolio           92          16           108           26           --
-------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1996

--------------------------------------------------------------------------------
4.  Administration and Service Plans
ILA has adopted Administration and Service Plans. These plans allow for ILA Administration units and ILA Service units, respectively, to compensate service organizations for providing varying levels of account administration and unitholder liaison services to their customers who are beneficial owners of such units. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .15% and .40% (on an annualized basis), respectively, of the average daily net asset value of the respective units.

5.   Line of Credit Facility
ILA participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Portfolio must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. During the year ended
December 31, 1996, ILA did not have any borrowings under this facility.

6.  Repurchase Agreements
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping by the custodian.

7.  Joint Repurchase Agreement Accounts
The ILA Portfolios, together with other registered investment companies having advisory agreements with GSAM or its affiliates, may transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations.
   As of December 31, 1996, the Prime Obligations, Money Market, Government and Treasury Obligations Portfolios had investments in the following joint account of $21,400,000, $77,200,000, $305,000,000 and $327,900,000 in principal amount, respectively. As of December 31, 1996, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows:


Principal       Interest       Maturity        Amortized
Amount            Rate           Date            Cost

================================================================================
Repurchase Agreements
BT Securities Corp., dated 12/31/96, repurchase price $200,061,111 (U.S.
   Treasury Notes: $154,133,720, 5.75%-6.38%, 08/31/97-04/30/01; U.S.
   Treasury Bills: $48,126,398, 06/12/97)
$200,000,000      5.50%         01/02/97     $ 200,000,000
Chase Securities, Inc., dated 12/31/96, repurchase price $1,000,369,444
   (U.S. Treasury Notes: $1,020,003,399, 5.00%-9.13%, 11/15/97-5/31/99)
1,000,000,000     6.65          01/02/97     1,000,000,000
Citicorp. Securities, Inc., dated 12/31/96, repurchase price $100,034,722
   (U.S. Treasury Notes: $101,974,154, 5.88%-7.50%, 03/31/98-11/15/01)
100,000,000       6.25          01/02/97       100,000,000
Morgan Stanley & Co., dated 12/31/96, repurchase price $1,200,450,000
   (U.S. Treasury Notes: $954,150,236, 6.00%-6.25%, 07/31/98-09/30/98;
    U.S. Treasury Bills: $270,396,330, 01/23/97-10/16/97)
1,200,000,000     6.75          01/02/97     1,200,000,000
Swiss Bank Corp., dated 12/31/96, repurchase price $140,846,933
   (U.S. Treasury Notes: $129,531,177, 4.75%-8.88%,01/15/97-08/15/03; U.S.
    Treasury Bills: $14,639,156, 01/30/97-06/26/97)
140,800,000       6.00          01/02/97        140,800,000
Swiss Bank Corp., dated 12/31/96, repurchase price $400,150,000 (U.S.
    Treasury Notes: $367,986,300, 4.75%-8.88%, 01/15/97-08/15/03; U.S.
    Treasury Bills: $41,588,512, 01/30/97-06/26/97)
400,000,000       6.75          01/02/97        400,000,000

-------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account     $3,040,800,000

================================================================================

8.  Other Matters
Pursuant to an SEC exemptive order, each taxable Portfolio may enter into certain principal transactions, including repurchase agreements, with Goldman, Sachs & Co. subject to certain limitations which include the following: 25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions.
--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Unit Outstanding Throughout Each Period
Prime Obligations Portfolio

--------------------------------------------------------------------------------

                                                     Income from investment operations
                                                   ===================================
                                                                   Net
                                        Net asset               realized        Total                       Net asset
                                        value at      Net        gain on     income from                    value at
                                        beginning  investment   investment    investment    Distributions      end      Total
                                        of period    income    transactions   operations   to unitholders   of period  return/(a)/
                                        ==========================================================================================
For the Years Ended December 31,
================================
1996-ILA units ......................     $1.00      $0.0511     --            $0.0511        $(0.0511)        $1.00     5.22%
1996-ILA Administration units .......      1.00       0.0497     --             0.0497         (0.0497)         1.00     5.06
1996-ILA Service units ..............      1.00       0.0474     --             0.0474         (0.0474)         1.00     4.80
1996-ILA B units/(b)/................      1.00       0.0262     --             0.0262         (0.0262)         1.00     3.97/(d)/

1995-ILA units ......................      1.00       0.0566     --             0.0566         (0.0566)         1.00     5.79
1995-ILA Administration units .......      1.00       0.0551     --             0.0551         (0.0551)         1.00     5.63
1995-ILA Service units ..............      1.00       0.0522     --             0.0522         (0.0522)         1.00     5.37

1994-ILA units ......................      1.00       0.0394     --             0.0394         (0.0394)         1.00     4.07
1994-ILA Administration units .......      1.00       0.0379     --             0.0379         (0.0379)         1.00     3.91
1994-ILA Service units ..............      1.00       0.0365     --             0.0365         (0.0365)         1.00     3.66

1993-ILA units ......................      1.00       0.0291       0.0002       0.0293         (0.0293)         1.00     2.97
1993-ILA Administration units .......      1.00       0.0275       0.0003       0.0278         (0.0278)         1.00     2.82
1993-ILA Service units ..............      1.00       0.0250       0.0001       0.0251         (0.0252)         1.00     2.56

1992-ILA units ......................      1.00       0.0364       0.0010       0.0374         (0.0374)         1.00     3.75
1992-ILA Administration units .......      1.00       0.0339       0.0010       0.0349         (0.0349)         1.00     3.60
1992-ILA Service units ..............      1.00       0.0311       0.0010       0.0321         (0.0320)         1.00     3.34

1991-ILA units ......................      1.00       0.0591       0.0003       0.0594         (0.0594)         1.00     6.10
1991-ILA Administration units .......      1.00       0.0568       0.0003       0.0571         (0.0571)         1.00     5.94
1991-ILA Service units ..............      1.00       0.0558       0.0003       0.0561         (0.0561)         1.00     5.68

1990-ILA units ......................      1.00       0.0793     --             0.0793         (0.0793)         1.00     8.21
1990-ILA Administration units /(c)/..      1.00       0.0438     --             0.0438         (0.0438)         1.00     7.81/(d)/
1990-ILA Service units/(c)/..........      1.00       0.0425     --             0.0425         (0.0425)         1.00     7.56/(d)/

1989-ILA units ......................      1.00       0.0890     --             0.0890         (0.0890)         1.00     9.27

1988-ILA units ......................      1.00       0.0714     --             0.0714         (0.0714)         1.00     7.48

1987-ILA units ......................      1.00       0.0634     --             0.0634         (0.0634)         1.00     6.50

                                                                                                Ratios assuming no
                                                                                               waiver of fees and no
                                                                                                expense limitations
                                                                                            ===========================
                                                         Ratio of net          Net                         Ratio of net
                                        Ratio of net      investment        assets at       Ratio of net    investment
                                        expenses to       income to          end of         expenses to      income to
                                        average net      average net         period         average net     average net
                                          assets           assets          (in 000's)         assets          assets
                                        ===============================================================================
For the Years Ended December 31,
================================
1996-ILA units ......................      0.41%            5.11%          $1,154,787          0.43%           5.09%
1996-ILA Administration units .......      0.56             4.97               23,738          0.58            4.95
1996-ILA Service units ..............      0.81             4.74               84,707          0.83            4.72
1996-ILA B units/(b)/................      1.41/(d)/        4.09/(d)/             346          1.43/(d)/       4.07/(d)/

1995-ILA units ......................      0.41             5.66            1,261,251          0.43            5.64
1995-ILA Administration units .......      0.56             5.51               63,018          0.58            5.49
1995-ILA Service units ..............      0.81             5.22              227,233          0.83            5.20

1994-ILA units ......................      0.40             3.94            1,963,846          0.42            3.92
1994-ILA Administration units .......      0.55             3.79              149,234          0.57            3.77
1994-ILA Service units ..............      0.80             3.65              170,453          0.82            3.63

1993-ILA units ......................      0.40             2.91            2,332,771          0.42            2.89
1993-ILA Administration units .......      0.55             2.75              189,431          0.57            2.73
1993-ILA Service units ..............      0.80             2.50              137,804          0.82            2.48

1992-ILA units ......................      0.40             3.64            3,444,591          0.42            3.62
1992-ILA Administration units .......      0.55             3.39              257,321          0.57            3.37
1992-ILA Service units ..............      0.80             3.11               22,044          0.82            3.09

1991-ILA units ......................      0.40             5.91            3,531,736          0.42            5.89
1991-ILA Administration units .......      0.55             5.68              198,417          0.57            5.66
1991-ILA Service units ..............      0.80             5.58               18,789          0.82            5.56

1990-ILA units ......................      0.38             7.93            2,833,541          0.38            7.93
1990-ILA Administration units /(c)/..      0.55/(d)/        7.62/(d)/         209,272          0.55/(d)/       7.62/(d)/
1990-ILA Service units/(c)/..........      0.80/(d)/        7.25/(d)/          19,039          0.80/(d)/       7.25/(d)/

1989-ILA units ......................      0.40             8.90            3,761,964           0.40           8.90

1988-ILA units ......................      0.40             7.14            3,799,628           0.40           7.14

1987-ILA units ......................      0.40             6.34            5,814,280           0.40           6.34

-------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/ILA Class B unit activity commenced during May of 1996.
/(c)/ILA Administration and Service unit activity commenced during June of 1990. /(d)/Annualized.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Money Market Portfolio
--------------------------------------------------------------------------------

                                         Income from investment operations
                                       =====================================
                                 Net                      Net          Total
                                asset                   realized      income                     Net asset
                               value at      Net        gain on        from      Distributions   value at
                               beginning  investment   investment   investment        to          end of      Total
                               of period   income     transactions  operations    unitholders     period     return /(a)/
                               ==========================================================================================
For the Years Ended December 31,
===============================
1996-ILA units .............    $1.00     $0.0515       $0.0001      $0.0516     $(0.0516)         $1.00       5.27%
1996-ILA Administration
   units ...................     1.00      0.0500        0.0001       0.0501      (0.0501)          1.00       5.12
1996-ILA Service units .....     1.00      0.0475        0.0001       0.0476      (0.0476)          1.00       4.86

1995-ILA units .............     1.00      0.0571            --       0.0571      (0.0571)          1.00       5.85
1995-ILA Administration
   units ...................     1.00      0.0555            --       0.0555      (0.0555)          1.00       5.69
1995-ILA Service units .....     1.00      0.0529            --       0.0529      (0.0529)          1.00       5.43

1994-ILA units .............     1.00      0.0401            --       0.0401      (0.0401)          1.00       4.13
1994-ILA Administration
   units ...................     1.00      0.0388            --       0.0388      (0.0388)          1.00       3.98
1994-ILA Service units .....     1.00      0.0364            --       0.0364      (0.0364)          1.00       3.72

1993-ILA units .............     1.00      0.0296        0.0003       0.0299      (0.0299)          1.00       3.03
1993-ILA Administration
   units ...................     1.00      0.0281        0.0003       0.0284      (0.0284)          1.00       2.88
1993-ILA Service units .....     1.00      0.0257        0.0002       0.0259      (0.0259)          1.00       2.62

1992-ILA units .............     1.00      0.0368        0.0004       0.0372      (0.0372)          1.00       3.76
1992-ILA Administration
   units ...................     1.00      0.0356        0.0004       0.0360      (0.0360)          1.00       3.61
1992-ILA Service units .....     1.00      0.0358        0.0006       0.0364      (0.0364)          1.00       3.35

1991-ILA units .............     1.00      0.0591        0.0004       0.0595      (0.0595)          1.00       6.12

1991-ILA Administration
   units ...................     1.00      0.0574        0.0004       0.0578      (0.0578)          1.00       5.96
1991-ILA Service units .....     1.00      0.0547        0.0004       0.0551      (0.0551)          1.00       5.70

1990-ILA units .............     1.00      0.0793        0.0001       0.0794      (0.0794)          1.00       8.24
1990-ILA Administration
   units/(c)/...............     1.00      0.0424        0.0001       0.0425      (0.0425)          1.00       7.86/(b)/
1990-ILA Service units/(c)/.     1.00      0.0438       --            0.0438      (0.0438)          1.00       7.61/(b)/

1989-ILA units .............     1.00      0.0885        0.0001       0.0886      (0.0886)          1.00       9.31

1988-ILA units .............     1.00      0.0751       --            0.0751      (0.0751)          1.00       7.66

For the Period December 2, 1987 (commencement of operations) through December 31,
================================================================================
1987-ILA units .............     1.00      0.0063       --            0.0063      (0.0063)         1.00        7.38/(b)/

                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                              ============================
                                               Ratio of net       Net                         Ratio of net
                               Ratio of net     investment     assets at     Ratio of net     investment
                               expenses to      income to        end of      expenses to       income to
                               average net     average net       period      average net      average net
                                 assets          assets        (in 000's)      assets           assets
                               ============================================================================
For the Years Ended December 31,
===============================
1996-ILA units .............     0.36%           5.15%          $703,097       0.43%             5.08%
1996-ILA Administration
   units ...................     0.51            5.00            257,258       0.58              4.93
1996-ILA Service units .....     0.76            4.75             28,845       0.83              4.68

1995-ILA units .............     0.36            5.71            574,155       0.42              5.65
1995-ILA Administration
   units ...................     0.51            5.55            164,422       0.57              5.49
1995-ILA Service units .....     0.76            5.29             23,080       0.82              5.23

1994-ILA units .............     0.35            4.01            559,470       0.43              3.93
1994-ILA Administration
   units ...................     0.50            3.88            145,867       0.58              3.80
1994-ILA Service units .....     0.75            3.61             21,862       0.83              3.53

1993-ILA units .............     0.35            2.96            699,604       0.43              2.88
1993-ILA Administration
   units ...................     0.50            2.81            150,452       0.58              2.73
1993-ILA Service units .....     0.75            2.57             11,166       0.83              2.49

1992-ILA units .............     0.35            3.68            884,571       0.43              3.60
1992-ILA Administration
   units ...................     0.50            3.56            187,445       0.58              3.48
1992-ILA Service units .....     0.75            3.58             15,114       0.83              3.50

1991-ILA units .............     0.35            5.91          1,153,191       0.42              5.84
1991-ILA Administration
   units ...................     0.50            5.74            210,330       0.57              5.67
1991-ILA Service units .....     0.75            5.47             56,586       0.82              5.40

1990-ILA units .............     0.35            7.93            924,141       0.40              7.88
1990-ILA Administration
   units/(c)/...............     0.50/(b)/       7.63/(b)/       204,477       0.55/(b)/         7.58/(b)/
1990-ILA Service units/(c)/.     0.75/(b)/       7.46/(b)/        38,128       0.80/(b)/         7.41/(b)/

1989-ILA units .............     0.35            8.85          1,295,389       0.40              8.80

1988-ILA units .............     0.27            7.51           701,105        0.40              7.38

For the Period December 2, 1987 (commencement of operations) through December 31,
================================================================================
1987-ILA units .............     0.15/(b)/       7.62/(b)/      183,633        0.40/(b)/         7.37/(b)/
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June of 1990.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Government Portfolio

--------------------------------------------------------------------------------

                                         Income from investment operations
                                       =====================================
                                 Net                      Net          Total
                                asset                   realized      income                     Net asset
                               value at      Net       (gain) on       from      Distributions   value at
                               beginning  investment   investment   investment        to          end of      Total
                               of period   income     transactions  operations    unitholders     period     return /(a)/
                               ==========================================================================================
For the Years Ended December 31,
================================

1996-ILA units .............    $1.00     $0.0504       $ 0.0001     $0.0505       $(0.0504)       $1.00       5.15%
1996-ILA Administration
   units ...................     1.00      0.0489         0.0001      0.0490       (0.0489)         1.00       4.99
1996-ILA Service units .....     1.00      0.0463         0.0001      0.0464       (0.0463)         1.00       4.73

1995-ILA units .............     1.00      0.0562         0.0002      0.0564       (0.0564)         1.00       5.77
1995-ILA Administration
   units ...................     1.00      0.0549         0.0002      0.0551       (0.0551)         1.00       5.62
1995-ILA Service units .....     1.00      0.0519         0.0002      0.0521       (0.0521)         1.00       5.35

1994-ILA units .............     1.00      0.0378         0.0002      0.0380       (0.0380)         1.00       3.94
1994-ILA Administration
   units ...................     1.00      0.0362         0.0002      0.0364       (0.0364)         1.00       3.79
1994-ILA Service units .....     1.00      0.0350         0.0002      0.0352       (0.0352)         1.00       3.53

1993-ILA units .............     1.00      0.0282         0.0008      0.0290       (0.0291)         1.00       2.94
1993-ILA Administration          1.00      0.0267         0.0008      0.0275       (0.0276)         1.00       2.79
   units ...................
1993-ILA Service units .....     1.00      0.0242         0.0006      0.0248       (0.0250)         1.00       2.53

1992-ILA units .............     1.00      0.0338         0.0027      0.0365       (0.0364)         1.00       3.70
1992-ILA Administration
   units ...................     1.00      0.0325         0.0027      0.0352       (0.0351)         1.00       3.55
1992-ILA Service units .....     1.00      0.0309         0.0030      0.0339       (0.0336)         1.00       3.29

1991-ILA units .............     1.00      0.0567         0.0011      0.0578       (0.0578)         1.00       5.91
1991-ILA Administration
   units ...................     1.00      0.0545         0.0011      0.0556       (0.0556)         1.00       5.75
1991-ILA Service units .....     1.00      0.0522         0.0011      0.0533       (0.0533)         1.00       5.49

1990-ILA units .............     1.00      0.0779         0.0003      0.0782       (0.0782)         1.00       8.11
1990-ILA Administration
   units (c)................     1.00      0.0439         0.0004      0.0443       (0.0443)         1.00       7.74/(b)/
1990-ILA Service units (c)..     1.00      0.0359         0.0002      0.0361       (0.0363)         1.00       7.42/(b)/


1989-ILA units .............     1.00      0.0877         0.0001      0.0878       (0.0878)         1.00       9.15

1988-ILA units .............     1.00      0.0716         0.0002      0.0718       (0.0718)         1.00       7.42

1987-ILA units .............     1.00      0.0622         0.0001      0.0623       (0.0624)         1.00       6.43


                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                              ============================
                                               Ratio of net       Net                         Ratio of net
                               Ratio of net     investment     assets at     Ratio of net     investment
                               expenses to      income to        end of      expenses to       income to
                               average net     average net       period      average net      average net
                                 assets          assets        (in 000's)      assets           assets
                               ===========================================================================
For the Years Ended December 31,
================================

1996-ILA units .............     0.41%           5.04%         $694,651         0.44%            5.01%
1996-ILA Administration
   units ...................     0.56            4.89            36,055         0.59             4.86
1996-ILA Service units .....     0.81            4.63            94,228         0.84             4.60

1995-ILA units .............     0.41            5.62           570,469         0.43             5.60
1995-ILA Administration
   units ...................     0.56            5.49            47,558         0.58             5.47
1995-ILA Service units .....     0.81            5.19            85,401         0.83             5.17

1994-ILA units .............     0.40            3.78           881,520         0.44             3.74
1994-ILA Administration
   units ...................     0.55            3.62            95,483         0.59             3.58
1994-ILA Service units .....     0.80            3.50           156,930         0.84             3.46

1993-ILA units .............     0.40            2.82         1,315,378         0.43             2.79
1993-ILA Administration
   units ...................     0.55            2.67           161,845         0.58             2.64
1993-ILA Service units .....     0.80            2.42           101,272         0.83             2.39

1992-ILA units .............     0.40            3.38         1,785,472         0.42             3.36
1992-ILA Administration
   units ...................     0.55            3.25           461,542         0.57             3.23
1992-ILA Service units .....     0.80            3.09            56,389         0.82             3.07

1991-ILA units .............     0.40            5.67         2,103,627         0.43             5.64
1991-ILA Administration
   units ...................     0.55            5.45           464,060         0.58             5.42
1991-ILA Service units .....     0.80            5.22           200,176         0.83             5.19

1990-ILA units .............     0.39            7.79         2,203,756         0.39             7.79
1990-ILA Administration
   units (c)................     0.55/(b)        7.49/(b)/      296,313         0.55/(b)/        7.49/(b)/
1990-ILA Service units (c)..     0.80/(b)/       7.15/(b)/      132,888         0.80/(b)/        7.15/(b)/


1989-ILA units .............     0.40            8.77         2,268,330         0.40             8.77

1988-ILA units .............     0.40            7.16         2,197,796         0.40             7.16

1987-ILA units .............     0.40            6.22         2,243,870         0.40             6.22
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
Financial Highlights (continued)
-------------------------------------------------------------------------------
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Obligations Portfolio
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------



                                                            Income from investment operations
                                                           ===================================
                                                                           Net
                                               Net asset                realized      Total                   Net asset
                                               value at       Net       gain on    income from                value at
                                               beginning   investment  investment   investment Distributions   end of      Total
                                               of period     income    transaction  operation  to unitholders  period   return/(a)/
                                              ====================================================================================
For the Years Ended December 31,
================================
1996-ILA units .............................    $1.00       $0.0498     $0.0002      $0.0500     $(0.0500)     $1.00      5.11%
1996-ILA Administration units ..............     1.00        0.0483      0.0003       0.0486      (0.0486)      1.00      4.95
1996-ILA Service units .....................     1.00        0.0459      0.0001       0.0460      (0.0460)      1.00      4.69

1995-ILA units .............................     1.00        0.0551      0.0007       0.0558      (0.0558)      1.00      5.73
1995-ILA Administration units ..............     1.00        0.0537      0.0007       0.0544      (0.0544)      1.00      5.57
1995-ILA Service units .....................     1.00        0.0511      0.0007       0.0518      (0.0518)      1.00      5.31

1994-ILA units .............................     1.00        0.0377          --       0.0377      (0.0377)      1.00      3.91
1994-ILA Administration units ..............     1.00        0.0368          --       0.0368      (0.0368)      1.00      3.75
1994-ILA Service units .....................     1.00        0.0340          --       0.0340      (0.0340)      1.00      3.49

1993-ILA units .............................     1.00        0.0279      0.0006       0.0285      (0.0286)      1.00      2.89
1993-ILA Administration units ..............     1.00        0.0264      0.0006       0.0270      (0.0270)      1.00      2.74
1993-ILA Service units .....................     1.00        0.0239      0.0006       0.0245      (0.0246)      1.00      2.48

1992-ILA units .............................     1.00        0.0339      0.0025       0.0364      (0.0362)      1.00      3.65
1992-ILA Administration units ..............     1.00        0.0320      0.0023       0.0343      (0.0343)      1.00      3.49
1992-ILA Service units .....................     1.00        0.0294      0.0024       0.0318      (0.0318)      1.00      3.23

1991-ILA units .............................     1.00        0.0557      0.0018       0.0575      (0.0575)      1.00      5.90
1991-ILA Administration units ..............     1.00        0.0540      0.0018       0.0558      (0.0558)      1.00      5.74
1991-ILA Service units .....................     1.00        0.0515      0.0018       0.0533      (0.0533)      1.00      5.48

1990-ILA units .............................     1.00        0.0772      0.0002       0.0774      (0.0774)      1.00      8.05
1990-ILA Administration units /(c)/.........     1.00        0.0413      0.0002       0.0415      (0.0415)      1.00      7.67/(b)/
1990-ILA Service units /(c)/................     1.00        0.0417      0.0003       0.0420      (0.0421)      1.00      7.42/(b)/

1989-ILA units .............................     1.00        0.0864      0.0005       0.0869      (0.0869)      1.00      9.06

1988-ILA units .............................     1.00        0.0704      0.0004       0.0708      (0.0708)      1.00      7.30

1987-ILA units .............................     1.00        0.0617      0.0002       0.0619      (0.0619)      1.00      6.32



                                                                                                       Ratios assuming no
                                                                                                      waiver of fees and no
                                                                                                       expense limitations
                                                                                                      ======================
                                                     Ratio        Ratio of net                                     Ratio of net
                                                     of net       investment         Net            Ratio of net   investment
                                                    expenses      income to        assets at        expenses to     income to
                                                   to average     of average     end of period      average net    average net
                                                   net assets     net assets      (in 000's)          assets         assets
                                                   =============================================================================
For the Years Ended December 31,
================================
1996-ILA units ..................................      0.41%         4.98%        $574,734          0.43%          4.96%
1996-ILA Administration units ...................      0.56          4.83          108,850          0.58           4.81
1996-ILA Service units ..........................      0.81          4.59          123,483          0.83           4.57

1995-ILA units ..................................      0.41          5.51          711,209          0.43           5.49
1995-ILA Administration units ...................      0.56          5.37           92,643          0.58           5.35
1995-ILA Service units ..........................      0.81          5.11          119,692          0.83           5.09

1994-ILA units ..................................      0.40          3.77          713,816          0.44           3.73
1994-ILA Administration units ...................      0.55          3.68           97,626          0.59           3.64
1994-ILA Service units ..........................      0.80          3.40          108,972          0.84           3.35

1993-ILA units ..................................      0.40          2.79          969,565          0.43           2.76
1993-ILA Administration units ...................      0.55          2.64          121,327          0.58           2.61
1993-ILA Service units ..........................      0.80          2.39          185,506          0.83           2.36

1992-ILA units ..................................      0.40          3.39        1,328,036          0.43           3.36
1992-ILA Administration units ...................      0.55          3.20          152,804          0.58           3.17
1992-ILA Service units ..........................      0.80          2.94          183,208          0.83           2.91

1991-ILA units ..................................      0.40          5.57        1,709,321          0.43           5.54
1991-ILA Administration units ...................      0.55          5.40          146,795          0.58           5.37
1991-ILA Service units ..........................      0.80          5.15          154,419          0.83           5.12

1990-ILA units ..................................      0.39          7.72        1,816,991          0.39           7.72
1990-ILA Administration units /(c)/..............      0.55/(b)/     7.42/(b)/     132,088          0.55/(b)/      7.42/(b)/
1990-ILA Service units /(c)/.....................      0.80/(b)/     7.11/(b)/     148,323          0.80/(b)/      7.11/(b)/

1989-ILA units ..................................      0.40          8.64        1,769,974          0.40           8.64

1988-ILA units ..................................      0.40          7.04        1,657,215          0.40           7.04

1987-ILA units ..................................      0.40          6.17        1,693,767          0.40           6.17

-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Instruments Portfolio

--------------------------------------------------------------------------------


                                                Income from investment operations
                                            ========================================
                                 Net asset                Net realized      Total                        Net asset
                                 value at      Net           gain        income from     Distributions   value at
                                 beginning  investment   on investment    investment         to             end       Total /(a)/
                                 of period    income     transcations     operations     unitholders     of period     return
                                 ===================================================================================================
For the Years Ended December 31,
================================
1996-ILA units .............     $1.00       $0.0496     $0.0004         $0.0500         $(0.0500)        $1.00         5.10%
1996-ILA Administration
   units ...................      1.00        0.0482      0.0004          0.0486          (0.0486)         1.00         4.95
1996-ILA Service units .....      1.00        0.0456      0.0004          0.0460          (0.0460)         1.00         4.68

1995-ILA units .............      1.00        0.0550      0.0006          0.0556          (0.0556)         1.00         5.70
1995-ILA Administration
   units ...................      1.00        0.0534      0.0007          0.0541          (0.0540)         1.00         5.54
1995-ILA Service units .....      1.00        0.0500      0.0005          0.0505          (0.0505)         1.00         5.28

1994-ILA units .............      1.00        0.0397      0.0001          0.0398          (0.0398)         1.00         4.01
1994-ILA Administration
   units ...................      1.00        0.0397      0.0001          0.0398          (0.0398)         1.00         3.85
1994-ILA Service units .....      1.00        0.0371      0.0001          0.0372          (0.0372)         1.00         3.59

1993-ILA units .............      1.00        0.0288      0.0006          0.0294          (0.0294)         1.00         2.98
1993-ILA Administration
   units ...................      1.00        0.0273      0.0006          0.0279          (0.0279)         1.00         2.83
1993-ILA Service units .....      1.00        0.0248      0.0006          0.0254          (0.0254)         1.00         2.57

1992-ILA units .............      1.00        0.0338      0.0012          0.0350          (0.0350)         1.00         3.54
1992-ILA Administration
   units ...................      1.00        0.0326      0.0012          0.0338          (0.0338)         1.00         3.38
1992-ILA Service units .....      1.00        0.0275      0.0011          0.0286          (0.0286)         1.00         3.13

For the Period January 30, 1991 (commencement of operations) through December 31,
=================================================================================

1991-ILA units .............      1.00        0.0486      0.0013          0.0499          (0.0499)         1.00         5.75/(b)/
1991-ILA Administration
   units /(c)/..............      1.00        0.0210      0.0010          0.0220          (0.0220)         1.00         5.21/(b)/
1991-ILA Service units /(c)/      1.00        0.0473      0.0009          0.0482          (0.0482)         1.00         5.33/(b)/

                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                         ====================================
                                               Ratio of net       Net                         Ratio of net
                                Ratio of net    investment      assets at    Ratio of net      investment
                                expenses to      income to        end         expenses to       income to
                                average net     average net     of period     average net      average net
                                   assets         assets        (in 000's)      assets           assets
                                =============================================================================
For the Years Ended December 31,
================================
1996-ILA units .............       0.21%           4.96%        $708,999        0.43%             4.74%
1996-ILA Administration
   units ...................       0.36            4.82          137,706        0.58              4.60
1996-ILA Service units .....       0.61            4.56          383,901        0.83              4.34

1995-ILA units .............       0.21            5.50          586,294        0.44              5.27
1995-ILA Administration
   units ...................       0.36            5.34           68,713        0.59              5.11
1995-ILA Service units .....       0.61            5.00          123,254        0.84              4.77

1994-ILA units .............       0.20            3.96          547,351        0.43              3.73
1994-ILA Administration
   units ...................       0.35            3.97           64,388        0.58              3.74
1994-ILA Service units .....       0.60            3.72           74,451        0.83              3.49

1993-ILA units .............       0.20            2.88          456,411        0.44              2.64
1993-ILA Administration
   units ...................       0.35            2.73           26,553        0.59              2.49
1993-ILA Service units .....       0.60            2.48           34,014        0.84              2.24

1992-ILA units .............       0.18            3.38          422,506        0.45              3.11
1992-ILA Administration
   units ...................       0.33            3.26            6,915        0.60              2.99
1992-ILA Service units .....       0.58            2.75           29,522        0.85              2.48

For the Period January 30, 1991 through December 31,
====================================================
1991-ILA units .............       0.10/(b)/       5.28/(b)/     424,436        0.45/(b)/         4.93/(b)/
1991-ILA Administration
   units /(c)/..............       0.25/(b)/       4.77/(b)/      17,649        0.60/(b)/         4.42/(b)/
1991-ILA Service units /(c)/       0.50/(b)/       5.13/(b)/       9,430        0.85/(b)/         4.78/(b)/


-------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during July and January of 1991, respectively.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Federal Portfolio

--------------------------------------------------------------------------------


                                                       Income from investment operations
                                                     --------------------------------------
                                            Net
                                           asset                  Net realized     Total
                                          value at                    gain         income                   Net asset
                                          beginning     Net            on           from     Distributions  value at
                                             of      investment    investment    investment       to           end       Total
                                           period      income     transactions   operations   unitholders   of period   return(a)
                                          ======================================================================================
For the Years Ended December 31,
--------------------------------
1996-ILA units .......................      $1.00      $0.0513         --        $0.0513       $(0.0513)     $1.00       5.24%
1996-ILA Administration units.........       1.00       0.0498         --         0.0498        (0.0498)      1.00       5.09
1996-ILA Service units ...............       1.00       0.0473         --         0.0473        (0.0473)      1.00       4.83

1995-ILA units .......................       1.00       0.0569         --         0.0569        (0.0569)      1.00       5.83
1995-ILA Administration units ........       1.00       0.0550         --         0.0550        (0.0550)      1.00       5.67
1995-ILA Service units ...............       1.00       0.0522         --         0.0522        (0.0522)      1.00       5.41

1994-ILA units .......................       1.00       0.0407         --         0.0407        (0.0407)      1.00       4.11
1994-ILA Administration units ........       1.00       0.0388         --         0.0388        (0.0388)      1.00       3.95
1994-ILA Service units ...............       1.00       0.0392         --         0.0392        (0.0392)      1.00       3.69

1993-ILA units .......................       1.00       0.0296         --         0.0296        (0.0296)      1.00       3.00
1993-ILA Administration units ........       1.00       0.0281         --         0.0281        (0.0281)      1.00       2.84
1993-ILA Service units/(c)/...........       1.00       0.0157         --         0.0157        (0.0157)      1.00       2.56/(b)/

1992-ILA units .......................       1.00       0.0358         --         0.0358        (0.0358)      1.00       3.61
1992-ILA Administration units ........       1.00       0.0340         --         0.0340        (0.0340)      1.00       3.46

1991-ILA units .......................       1.00       0.0576         --         0.0576        (0.0576)      1.00       5.94
1991-ILA Administration units ........       1.00       0.0542         --         0.0542        (0.0542)      1.00       5.78
1991-ILA Service units/(c)/...........       1.00       0.0196         --         0.0196        (0.0196)      1.00       5.55/(b)/

1990-ILA units .......................       1.00       0.0772         --         0.0772        (0.0772)      1.00       8.06
1990-ILA Administration units/(d)/....       1.00       0.0205         --         0.0205        (0.0205)      1.00       7.39/(b)/

For the Period May 22, 1989 (commencement of operations) through December 31,
-----------------------------------------------------------------------------
1989-ILA units .......................       1.00       0.0516         --         0.0516        (0.0516)      1.00       7.62(b)


                                                                                      Ratios assuming no
                                                                                     waiver of fees and no
                                                                                      expense limitations
                                                                                  ---------------------------
                                                       Ratio of net     Net                      Ratio of net
                                         Ratio of net  investment     assets at   Ratio of net   investment
                                         expenses to    income to       end       expenses to     income to
                                         average net   average net    of period   average net    average net
                                            assets       assets      (in 000's)     assets         assets
                                         ====================================================================
For the Years Ended December 31,
--------------------------------
1996-ILA units .......................        0.26%        5.13%    $2,303,677       0.43%          4.96%
1996-ILA Administration units.........        0.41         4.98        794,537       0.58           4.81
1996-ILA Service units ...............        0.66         4.73        192,416       0.83           4.56

1995-ILA units .......................        0.26         5.69      1,731,935       0.42           5.53
1995-ILA Administration units ........        0.41         5.50        516,917       0.57           5.34
1995-ILA Service units ...............        0.66         5.22        102,576       0.82           5.06

1994-ILA units .......................        0.25         4.07      1,625,567       0.42           3.90
1994-ILA Administration units ........        0.40         3.88        329,896       0.57           3.71
1994-ILA Service units ...............        0.65         3.92         15,539       0.82           3.75

1993-ILA units .......................        0.25         2.96      1,430,292       0.42           2.79
1993-ILA Administration units ........        0.40         2.81        362,401       0.57           2.64
1993-ILA Service units/(c)/...........        0.65/(b)/    2.54/(b)/     1,425       0.82/(b)/      2.37/(b)/

1992-ILA units .......................        0.25         3.58      1,600,989       0.42           3.41
1992-ILA Administration units ........        0.40         3.40        312,792       0.57           3.23

1991-ILA units .......................        0.25         5.76      1,656,232       0.42           5.59
1991-ILA Administration units ........        0.40         5.42        291,810       0.57           5.25
1991-ILA Service units/(c)/...........        0.65/(b)/    5.56/(b)/        --       0.82/(b)/      5.39/(b)/

1990-ILA units .......................        0.25         7.72      1,368,765       0.40           7.57
1990-ILA Administration units/(d)/....        0.40/(b)/    7.25/(b)/    90,748       0.55/(b)/      7.10/(b)/

For the Period May 22, 1989 (commencement of operations) through December 31,
-----------------------------------------------------------------------------
1989-ILA units .......................        0.19/(b)/    8.41/(b)/   455,230       0.40/(b)/      8.20/(b)/


----------------
/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/ Annualized.
/(c)/ ILA Service unit activity commenced during April of 1991; no shares were outstanding during the period from August 7, 1991 through May 15, 1993.
      (d)ILA Administration unit activity commenced during September of 1990.




--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Goldman Sachs--Institutional Liquid Assets
------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt Diversified Portfolio

------------------------------------------------------------------------------------------------------------------------------------

                                                     Income from investment operations
                                                   ======================================
                                                                    Net
                                      Net asset                  realized         Total                       Net asset
                                      value at       Net         gain(loss)     income from                   value at
                                      beginning   investment   on investment    investment     Distributions   end of      Total
                                      of period     income      transactions     operations    to unitholders  period    return/(a)/
                                     ===============================================================================================
For the Years Ended December 31,
================================
1996-ILA units .....................    $1.00       $0.0320         $              $0.0320       $(0.0320)      $1.00      3.25%
1996-ILA Administration units.......     1.00        0.0306            --           0.0306       (0.0306)        1.00      3.09
1996-ILA Service units .............     1.00        0.0279            --           0.0279       (0.0279)        1.00      2.84

1995-ILA units .....................     1.00        0.0365            --           0.0365       (0.0365)        1.00      3.72
1995-ILA Administration units.......     1.00        0.0351            --           0.0351       (0.0352)        1.00      3.57
1995-ILA Service units .............     1.00        0.0324            --           0.0324       (0.0325)        1.00      3.31

1994-ILA units .....................     1.00        0.0264            --           0.0264       (0.0264)        1.00      2.71
1994-ILA Administration units.......     1.00        0.0250            --           0.0250       (0.0250)        1.00      2.55
1994-ILA Service units .............     1.00        0.0220            --           0.0220       (0.0220)        1.00      2.30

1993-ILA units .....................     1.00        0.0222            --           0.0222       (0.0222)        1.00      2.25
1993-ILA Administration units.......     1.00        0.0207            --           0.0207       (0.0207)        1.00      2.09
1993-ILA Service units .............     1.00        0.0183            --           0.0183       (0.0183)        1.00      1.84

1992-ILA units .....................     1.00        0.0277            --           0.0277       (0.0277)        1.00      2.82
1992-ILA Administration units.......     1.00        0.0266            --           0.0266       (0.0266)        1.00      2.67
1992-ILA Service units .............     1.00        0.0243            --           0.0243       (0.0243)        1.00      2.41

1991-ILA units .....................     1.00        0.0424            --           0.0424       (0.0424)        1.00      4.33
1991-ILA Administration units.......     1.00        0.0406            --           0.0406       (0.0406)        1.00      4.17
1991-ILA Service units .............     1.00        0.0386            --           0.0386       (0.0386)        1.00      3.91

1990-ILA units .....................     1.00        0.0550         (0.0001)        0.0549       (0.0549)        1.00      5.64
1990-ILA Administration units /(c)/.     1.00        0.0301            --           0.0301       (0.0300)        1.00      5.43/(b)/
1990-ILA Service units /(c)/........     1.00        0.0259            --           0.0259       (0.0259)        1.00      5.17/(b)/

1989-ILA units .....................     1.00        0.0591         (0.0001)        0.0590       (0.0590)        1.00      6.07

1988-ILA units .....................     1.00        0.0487          0.0003         0.0490       (0.0490)        1.00      5.03

1987-ILA units .....................     1.00        0.0413         (0.0003)        0.0410       (0.0410)        1.00      4.23

                                                                                              Ratio assuming no
                                                                                            waiver of fees and no
                                                                                              expense limitation
                                                                                         ==============================
                                                      Ratio of net          Net                          Ratio of net
                                     Ratio of net      investment         assets at      Ratio of net     investment
                                     expenses to        income to          end of         expenses to      income to
                                     average net       average net         period         average net     average net
                                       assets            assets          (in 000's)         assets          assets
                                    ===================================================================================
For the Years Ended December 31,
================================
1996-ILA units .....................      0.31%            3.20%           $1,514,443        0.41%           3.10%
1996-ILA Administration units.......      0.46             3.06                59,097        0.56            2.96
1996-ILA Service units .............      0.71             2.79                28,921        0.81            2.69

1995-ILA units .....................      0.31             3.65            $1,342,585        0.42            3.54
1995-ILA Administration units.......      0.46             3.51                48,773        0.57            3.40
1995-ILA Service units .............      0.71             3.24                49,647        0.82            3.13

1994-ILA units .....................      0.30             2.64             1,434,965        0.41            2.53
1994-ILA Administration units.......      0.45             2.50                97,778        0.56            2.39
1994-ILA Service units .............      0.70             2.20                36,492        0.81            2.09

1993-ILA units .....................      0.30             2.22             1,769,477        0.41            2.11
1993-ILA Administration units.......      0.45             2.08                99,896        0.56            1.97
1993-ILA Service units .............      0.70             1.83                45,172        0.81            1.72

1992-ILA units .....................      0.30             2.77             1,333,925        0.42            2.65
1992-ILA Administration units.......      0.45             2.66                50,225        0.57            2.54
1992-ILA Service units .............      0.70             2.43                29,534        0.82            2.31

1991-ILA units .....................      0.32             4.24             1,044,986        0.42            4.14
1991-ILA Administration units.......      0.47             4.06                37,567        0.57            3.96
1991-ILA Service units .............      0.72             3.86                52,399        0.82            3.76

1990-ILA units .....................      0.40             5.50               603,895        0.40            5.50
1990-ILA Administration units /(c)/.     0.55/(b)/         5.40/(b)/           42,498        0.55/(b)/       5.40/(b)/
1990-ILA Service units /(c)/........     0.80/(b)/         5.16/(b)/           56,810        0.80/(b)/       5.16/(b)/

1989-ILA units .....................      0.40             5.91               688,556        0.40            5.91

1988-ILA units .....................      0.40             4.87               907,782        0.40            4.87

1987-ILA units .....................      0.40             4.13               965,714        0.40            4.13
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June and July of 1990, respectively.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt California Portfolio
--------------------------------------------------------------------------------


                                         Income from investment operations
                                       =====================================




                                 Net                      Net          Total
                                asset                   realized      income                     Net asset
                               value at      Net       (loss) on       from      Distributions   value at
                               beginning  investment   investment   investment        to          end of      Total
                               of period   income     transactions  operations    unitholders     period     return /(a)/
                               ==========================================================================================
For the Years Ended
   December 31,
==========================
1996-ILA units .............    $1.00      $0.0299          --       $0.0299      $(0.0299)       $1.00         3.03%
1996-ILA Administration
   units ...................     1.00       0.0284          --        0.0284       (0.0284)        1.00         2.88

1995-ILA units .............     1.00       0.0349          --        0.0349       (0.0350)        1.00         3.55
1995-ILA Administration
   units ...................     1.00       0.0332          --        0.0332       (0.0332)        1.00         3.40

1994-ILA units .............     1.00       0.0250          --        0.0250       (0.0250)        1.00         2.53
1994-ILA Administration
   units ...................     1.00       0.0233          --        0.0233       (0.0233)        1.00         2.37

1993-ILA units .............     1.00       0.0206          --        0.0206       (0.0206)        1.00         2.09
1993-ILA Administration
   units ...................     1.00       0.0191          --        0.0191       (0.0191)        1.00         1.93
1993-ILA Service units .....     1.00       0.0166          --        0.0166       (0.0166)        1.00         1.68

1992-ILA units .............     1.00       0.0256       (0.0001)     0.0255       (0.0256)        1.00         2.62
1992-ILA Administration
   units ...................     1.00       0.0235       (0.0002)     0.0233       (0.0235)        1.00         2.47
1992-ILA Service units (c)..     1.00       0.0081          --        0.0081       (0.0081)        1.00         1.99/(b)/

1991-ILA units .............     1.00       0.0388          --        0.0388       (0.0388)        1.00         3.92
1991-ILA Administration
   units ...................     1.00       0.0376          --        0.0376       (0.0376)        1.00         3.80

1990-ILA units .............     1.00       0.0511       (0.0001)     0.0510       (0.0511)        1.00         5.24
1990-ILA Administration
   units (c)................     1.00       0.0042          --        0.0042       (0.0042)        1.00         5.14/(b)/

1989-ILA units .............     1.00       0.0573       (0.0001)     0.0572       (0.0572)        1.00         5.93


For the Period October 3, 1988 (commencement of operations) through
    December 31,
=========================================================
1988-ILA units .............     1.00      0.0139           --        0.0139       (0.0139)        1.00         5.81/(b)/



                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                              ============================
                                               Ratio of net       Net                         Ratio of net
                               Ratio of net     investment     assets at     Ratio of net     investment
                               expenses to      income to         end        expenses to       income to
                               average net     average net     period of     average net      average net
                                 assets          assets        (in 000's)      assets           assets
                               ===========================================================================
For the Years Ended
   December 31,
==========================
1996-ILA units .............     0.41%            2.99%          $440,476      0.42%             2.98%
1996-ILA Administration
   units ...................     0.56             2.84                142      0.57              2.83

1995-ILA units .............     0.41             3.49            346,728      0.41              3.49
1995-ILA Administration
   units ...................     0.56             3.32                 61      0.56              3.32

1994-ILA units .............     0.40             2.50            227,399      0.41              2.49
1994-ILA Administration
   units ...................     0.55             2.33                790      0.56              2.32

1993-ILA units .............     0.40             2.06            229,839      0.44              2.02
1993-ILA Administration
   units ...................     0.55             1.91              1,425      0.59              1.87
1993-ILA Service units .....     0.76             1.66                 --      0.84              1.54

1992-ILA units .............     0.40             2.56            161,868      0.47              2.49
1992-ILA Administration
   units ...................     0.55             2.35                 31      0.62              2.28
1992-ILA Service units (c)..     0.80/(b)/                              3      0.87/(b)/         1.96/(b)/
                                                  2.03(b)

1991-ILA units .............     0.40             3.88            102,494      0.47              3.81
1991-ILA Administration
   units ...................     0.55             3.76                 13      0.62              3.69

1990-ILA units .............     0.40             5.11            106,972      0.40              5.11
1990-ILA Administration
   units (c)................     0.55/(b)/        5.33(b)              68      0.55/(b)/         5.33/(b)/

1989-ILA units .............     0.40             5.73            112,463      0.40             5.73

For the Period October 3, 1988 (commencement of
   operations) through December 31,
=========================================================

1988-ILA units .............     0.24/(b)/        5.74/(b)/        41,028     0.38/(b)/         5.60/(b)/
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during December of 1990 and August of 1992, respectively. No service shares were outstanding for the years ended December 31, 1996, 1995, 1994.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.


Goldman Sachs Money Market Trust--Institutional Liquid Assets
------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt New York Portfolio

------------------------------------------------------------------------------------------------------------------------------------
                                                      Income from investment operations
                                                  ----------------------------------------
                                      Net asset                 Net realized      Total                       Net asset
                                      value at       Net            loss       income from                     value at
                                      beginning   investment   on investment    investment    Distribution       end        Total
                                      of period     income      transactions    operations   to unitholders   of period   return(a)
                                      =============================================================================================
For the Years Ended December 31,
---------------------------------
1996-ILA units .....................    $1.00      $0.0301           --          $0.0301       $(0.0301)      $1.00         3.05%
1996-ILA Administration units ......     1.00       0.0288           --           0.0288        (0.0288)       1.00         2.90

1995-ILA units .....................     1.00       0.0344           --           0.0344        (0.0344)       1.00         3.51
1995-ILA Administration units ......     1.00       0.0328           --           0.0328        (0.0328)       1.00         3.35

1994-ILA units .....................     1.00       0.0262           --           0.0262        (0.0262)       1.00         2.56
1994-ILA Administration units ......     1.00       0.0247           --           0.0247        (0.0247)       1.00         2.41

1993-ILA units .....................     1.00       0.0221           --           0.0221        (0.0221)       1.00         2.21
1993-ILA Administration units ......     1.00       0.0205           --           0.0205        (0.0205)       1.00         2.05

1992-ILA units .....................     1.00       0.0265           --           0.0265        (0.0265)       1.00         2.71
1992-ILA Administration units ......     1.00       0.0253           --           0.0253        (0.0253)       1.00         2.55

For the Period February 15, 1991 (commencement of operations) through December 31,
-----------------------------------------------------------------------------------

1991-ILA units .....................     1.00       0.0347     (0.0002)           0.0345        (0.0347)       1.00       4.02/(b)/
1991-ILA Administration units /(c)/.     1.00       0.0330           --           0.0330        (0.0330)       1.00       3.87/(b)/

--------------------
                                                                                        Ratios assuming no
                                                                                      waiver of fees and no
                                                                                       expense limitations
                                                                                 ------------------------------
                                                     Ratio of net       Net                        Ratio of net
                                    Ratio of net      investment     assets at     Ratio of net     investment
                                     expenses to       income to        end         expenses to     income to
                                     average net      average net    of period      average net    average net
                                        assets           assets      (in 000's)        assets         assets
                                    ============================================================================
For the Years Ended December 31,
---------------------------------
1996-ILA units .....................    0.32%            3.01%        $70,175          0.43%          2.90%
1996-ILA Administration units ......    0.47             2.88          44,319          0.58           2.77

1995-ILA units .....................    0.30             3.44          90,537          0.44           3.30
1995-ILA Administration units ......    0.45             3.28          26,724          0.59           3.14

1994-ILA units .....................    0.24             2.62          84,517          0.47           2.39
1994-ILA Administration units ......    0.39             2.47          38,970          0.62           2.24

1993-ILA units .....................    0.10             2.21          48,367          0.51           1.80
1993-ILA Administration units ......    0.25             2.05          20,306          0.66           1.64

1992-ILA units .....................    0.10             2.65          16,844          0.57           2.18
1992-ILA Administration units ......    0.25             2.53          14,641          0.72           2.06

For the Period February 15, 1991 (commencement of operations) through December 31,
-----------------------------------------------------------------------------------
1991-ILA units .....................    0.10/(b)/        3.96/(b)/     11,070          0.76/(b)/      3.30/(b)/
1991-ILA Administration units/(c)/..    0.25/(b)/        3.90/(b)/     19,198          0.91/(b)/      3.24/(b)/

-------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration unit activity commenced during February of 1991.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Unitholders and Board of Trustees of Goldman Sachs Money Market Trust--Institutional Liquid Assets:

   We have audited the accompanying statements of assets and liabilities of Goldman Sachs Money Market Trust--Institutional Liquid Assets (a Massachusetts business trust comprising the Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios), including the statements of investments as of December 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Money Market Trust--Institutional Liquid Assets as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                               ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 10, 1997


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--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Money Market Trust--Institutional Liquid Assets Portfolios' Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

================================================================================

Goldman Sachs
1 New York Plaza
New York, NY 10004





Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary






Goldman Sachs
Investment Adviser,
Distributor and Transfer Agent




Goldman Sachs

Money Market Trust

Institutional

Liquid Assets

--------------------------------------------------------------------------------

Annual Report
December 31, 1996



Prime Obligations Portfolio
Money Market Portfolio
Government Portfolio
Treasury Obligations Portfolio
Treasury Instruments Portfolio
Federal Portfolio
Tax-Exempt Diversified Portfolio
Tax-Exempt California Portfolio
Tax-Exempt New York Portfolio



[LOGO OF GOLDMAN SACHS APPEARS HERE]

================================================================================

                                   APPENDIX A
                      DESCRIPTION OF SECURITIES RATINGS(1)

MOODY'S INVESTORS SERVICE, INC.

Bond Ratings
------------

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A categories. The modifier 1 indicates that the obligation ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the respective category.

Short-Term Ratings
------------------

     P-1: Issuers have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

     .  Leading market positions in well established industries.

     .  High rates of return on funds employed.

     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     . Well established access to a range of financial markets and assured sources of alternate liquidity.

     P-2: Issuers have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

State and Municipal Obligations
-------------------------------

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

     MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

STANDARD & POOR'S RATINGS GROUP

Bond Ratings
------------

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     PLUS (+) OR MINUS (-): The AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within the category.


Short-Term Ratings
------------------

     A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

MUNICIPAL NOTES

     An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     . Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     . Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").


DUFF & PHELPS, INC.

Bond Ratings
------------

     AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     Duff & Phelps applies modifiers, + and -, in the AA and A categories for long-term fixed income securities. The modifier + indicates that the security ranks in the higher end of the category: the modifier AA or A indicates a mid-range ranking; and the modifier - indicates that the issue ranks in the lower end of the category.

Short-Term Ratings
------------------

     D-1: Commercial paper and certificates of deposit rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are excellent and are supported by strong fundamental protection factors. Risk factors are minor.

     D-2: Commercial paper and certificates of deposit rated Duff 2 are considered to have a good certainty of timely payment. Liquidity factors and company fundamentals are considered sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

     Duff & Phelps applies a plus and minus rating scale, D-1+ , D-1 and D-1- in the Duff 1 top grade category for short-term debt. The rating D-1+ indicates that the security has the highest certainty of timely payment, short-term liquidity is clearly out standing and safety is just below risk-free U.S. Treasury short-term obligations; the rating D-1 indicates a very high certainty of timely payment, liquidity factors are excellent and risk factors are minimal; and the rating D-1- indicates a high certainty of timely payment, liquidity factors are strong and risk factors are very small.

FITCH INVESTORS SERVICE CORP.

     AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay its obligations, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A: Bonds which are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     Fitch applies plus (+) and minus (-) modifiers in the AA and A categories to indicate the relative position of a credit within the rating category.

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus ("+") sign designation.

     F-2: Short-term debt obligations rated F-2 are considered to be of good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

IBCA LIMITED AND IBCA INC.

     A1: Short-term obligations rated A1 are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature a rating of A1+ is assigned.

     A2: Short-term obligations rated A2 are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

 THOMSON BANKWATCH, INC.

     AAA: The highest category; indicates an extremely high ability to repay principal and interest on a timely basis.

     AA: The second highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk, compared to issues rated in the highest category.

     A: The third highest category; indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Ratings in the AA and A Long-Term Debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.

The TBW Short-Term Ratings apply only to specific debt instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal and interest.

     TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.


1. The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Portfolios' taxable year end.

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                              INSTITUTIONAL SHARES

                          GOLDMAN SACHS BALANCED FUND
                      GOLDMAN SACHS GROWTH AND INCOME FUND
                      GOLDMAN SACHS CORE U.S. EQUITY FUND
                    GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
                    GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
                  GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
                       GOLDMAN SAHCS CAPITAL GROWTH FUND
                       GOLDMAN SACHS MID CAP EQUITY FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                       GOLDMAN SACHS SMALL CAP VALUE FUND
                   GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
                         GOLDMAN SACHS ASIA GROWTH FUND
                   GOLDMAN SACHS REAL ESTATE SECURITIES FUND
                  (EQUITY PORTFOLIOS OF GOLDMAN SACHS TRUST)

                              One New York Plaza
                           New York, New York 10004

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus for the Institutional Shares of Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund and Goldman Sachs Real Estate Securities Fund dated August 15, 1997, as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. at the telephone number, or writing to one of the addresses, listed below.

TABLE OF CONTENTS
                                                                        Page
                                                                        ====
Introduction..........................................................  B-3
Investment Policies...................................................  B-4
Investment Restrictions...............................................  B-33
Management............................................................  B-34
Portfolio Transactions and Brokerage..................................  B-49
Net Asset Value.......................................................  B-55
Performance Information...............................................  B-57
Shares of the Trust...................................................  B-63
Taxation..............................................................  B-67
Financial Statements..................................................  B-73
Other Information.....................................................  B-73
Appendix A:...........................................................  1-A
Appendix B:...........................................................  1-B

GOLDMAN, SACHS & CO.                        GOLDMAN SACHS FUNDS
Distributor                                   MANAGEMENT, L.P.
85 Broad Street                             Investment Adviser to:
New York, New York 10004                      Goldman Sachs CORE U.S. Equity
                                              Fund and Goldman Sachs Capital
                                              Growth Fund
                                            One New York Plaza
GOLDMAN, SACHS & CO.                        New York, New York 10004
Transfer Agent
4900 Sears Tower                            GOLDMAN SACHS ASSET MANAGEMENT
Chicago, Illinois 60606                     Investment Adviser to:
                                            Goldman Sachs Balanced Fund,
                                              Goldman Sachs CORE Large Cap
                                              Growth Fund, Goldman Sachs CORE
GOLDMAN SACHS ASSET                           Small Cap Equity Fund,
MANAGEMENT INTERNATIONAL                      Goldman Sachs CORE International
Investment Adviser to:                        Equity Fund, Goldman Sachs Growth
Goldman Sachs International Equity Fund,      and Income Fund, Goldman Sachs
Goldman Sachs Asia Growth Fund, and           Mid Cap Equity Fund,
Goldman Sachs Emerging Markets Equity Fund    Goldman Sachs Small Cap Value
133  Peterborough Court                       Fund, and Goldman Sachs Real
London, England EC4A 2BB                      Estate Securities Fund
                                            One New York Plaza
                                            New York, New York 10004


Toll free (in U.S.).......800-621-2550

                                  INTRODUCTION

     Goldman Sachs Trust (the "Trust") is an open-end, management investment company. The following series of the Trust are described in this Additional
Statement: Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), CORE U.S. Equity Fund ("CORE U.S. Equity Fund")(formerly known as "Goldman Sachs Select Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity Fund"), Goldman Sachs CORE International Equity Fund ("CORE International Equity Fund"), Goldman Sachs Mid Cap Equity Fund ("Mid Cap Equity Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs International Equity Fund ("International Equity Fund"), Goldman Sachs Small Cap Value Fund ("Small Cap Value Fund"), Goldman Sachs Emerging Markets Equity Fund ("Emerging Markets Equity Fund"), Goldman Sachs Asia Growth Fund ("Asia Growth Fund") and Goldman Sachs Real Estate Securities Fund ("Real Estate Securities Fund") (collectively referred to herein as the "Funds").

     The Funds were initially organized as a series of a corporation formed under the laws of the State of Maryland on September 27, 1989 and were reorganized as a Delaware business trust as of April 30, 1997. The Trustees have authority under the Trust's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. The Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, Mid Cap Equity, CORE Small Cap Equity Fund, CORE International Equity Fund, Capital Growth Fund, International Equity, Small Cap Value, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds currently offer five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. See "Shares of the Trust."

     Goldman Sachs Asset Management, ("GSAM") a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities, Mid Cap Equity and Small Cap Equity Funds. Goldman Sachs Fund Management, L.P., ("GSFM") an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI
are sometimes referred to collectively herein as the "Advisers."   Goldman Sachs
serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of the Funds' investment objectives and policies.
There is no assurance that each Fund will achieve its objective.

                              INVESTMENT POLICIES

     Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

BALANCED FUND
=============

     The investment objective of the Balanced Fund is to provide shareholders with long-term capital growth and current income. The Balanced Fund seeks to achieve its investment objective by investing in a balanced portfolio diversified among both equity and fixed income securities.

     Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor's goals. Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. Balanced Fund offers a portfolio of equity and fixed income securities intended to provide less volatility than a portfolio completely invested in equity securities and greater diversification than a portfolio invested in only one asset class. Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity securities.

FIXED INCOME STRATEGIES DESIGNED TO MAXIMIZE RETURN AND MANAGE RISK

     GSAM's approach to managing the fixed income portion of Balanced Fund's portfolio seeks to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index, while also seeking to provide high current income. This approach emphasizes (1) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (2) individual security selection based on identifying relative value (fixed income securities inexpensive relative to others in their sector); and (3) to a lesser extent, strategies based on GSAM's expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.

     GSAM seeks to manage fixed income portfolio risk in a number of ways. These include diversifying the fixed income portion of the Balanced Fund's portfolio among various types of fixed income securities and utilizing sophisticated quantitative models to understand how the fixed income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund's portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.

     A number of investment strategies will be used in selecting fixed income securities for the Fund's portfolio. GSAM's fixed income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Adviser's target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.

     MARKET SECTOR SELECTION. Market sector selection is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

     ISSUER SELECTION. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing (within the constraints imposed by Balanced Fund's minimum credit quality requirements). This strategy focuses on four types of investment-grade corporate issuers. Selection of securities from the first type of issuers -those with low but stable credit - is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers - those with low and intermediate but improving credit quality - is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation should occur relative to alternative securities as credit quality improves, the nationally recognized statistical rating organizations upgrade credit ratings, and credit spreads narrow. Securities from the third type of issuers - issuers with deteriorating credit quality - will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and any potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market reevaluation and relative price appreciation.

     YIELD CURVE STRATEGY. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a "barbell" strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a "bullet" strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a "neutral yield curve" strategy in which the maturity distribution mirrors that of a benchmark.

CORE U.S. EQUITY, CORE LARGE CAP GROWTH, CORE SMALL CAP EQUITY AND CORE
=======================================================================
INTERNATIONAL EQUITY  FUNDS
===========================

     Under normal circumstances, the Funds will invest at least 90% of their total assets in equity securities.

     The investment strategy of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds will be implemented to the extent it is consistent with maintaining a Fund's qualification as a regulated investment company under the Internal Revenue Code. A Fund's strategy may be limited, in particular, by the requirement for such qualification that less than 30% of the Fund's gross income for its taxable year be derived from the sale or other disposition of stocks or securities or certain other investments (generally including options and futures contracts) held for less than three months.

     Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. The Funds may purchase futures contracts only with respect to the S&P 500 Index (in the case of CORE U.S. Equity Fund) and a representative index (in the case of CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) in order to keep a Fund's effective equity exposure close to 100%. For exam-ple, if cash balances are equal to 10% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 10% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

     THE MULTIFACTOR MODEL.  The Multifactor Model is a rigorous computerized
     =====================
rating system for evaluating equity securities according to a variety of investment characteristics (or factors). The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts and cover measures of value, growth, momentum, risk (e.g. price/earnings ratio, book/price ratio, growth forecasts, earning estimate revisions, price momentum, volatility and earnings stability). All of these factors have been shown to significantly impact the performance of equity securities.

     Because it includes many disparate factors, the Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess many different investment characteristics. By using a variety of relevant factors to select securities, the Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select securities.

     The Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities are selected for or weighted in the Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures); or (iii) changes in the method by which securities are weighted in the Fund. Any such changes will preserve the Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

INTERNATIONAL EQUITY FUND
=========================

     International Equity Fund will seek to achieve its investment objective by investing primarily in equity and equity-related securities of issuers that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for International Equity Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Emerging Markets, including Asia."

     A RIGOROUS PROCESS OF STOCK SELECTION. Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns. Stocks are carefully selected for International Equity Fund's portfolio through a three-stage investment process. Because International Equity Fund is a long-term holder of stocks, the portfolio managers adjust International Equity Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

     Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Adviser seeks to identify attractive industries around the world. Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

     Within these industries the Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.

     GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

     The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAM's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.

CORPORATE DEBT OBLIGATIONS
==========================

     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital Growth, Mid Cap Equity, Small Cap Value, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Mid Cap Equity, Small Cap Value, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

ZERO COUPON BONDS
=================

     A Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES
=====================================

     The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

CUSTODIAL RECEIPTS
==================

     Each Fund may invest up to 5% of its net assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

MUNICIPAL SECURITIES
====================

     Balanced Fund may invest up to 5% of its net assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

MORTGAGE-BACKED SECURITIES
==========================

     GENERAL CHARACTERISTICS. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, the Advisers may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

     GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES. Each Fund (other than CORE U.S. Equity , CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --------
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --------
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
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such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     RATINGS. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
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all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securi ties.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mort gage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES. The Balanced and Real Estate Securities Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

INVERSE FLOATING RATE SECURITIES
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     Balanced Fund may invest up to 5% of its net assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed . An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 15% limitation on investments in such securities.

ASSET-BACKED SECURITIES
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     Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
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     Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds may only enter into such transactions with respect to the S&P 500 Index, for the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth and CORE Small Cap Equity Funds. The other Funds may purchase and sell futures contracts based on various securities (such as U.S.

Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are quoted or denominated in such currency. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire.

     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS. Each Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets quoted or denominated in the related currency) in the cash market at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test. Under this test the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures to seek to increase total return may not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in currency forward contracts futures contracts and, for a Fund permitted to do so, related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Taxation").

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

OPTIONS ON SECURITIES AND SECURITIES INDICES
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     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put options on any securities in which it may invest (other than CORE U.S. Equity and CORE Large Cap Growth Funds). A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund.

     In addition, a written call option or put option may be covered by maintaining cash or liquid assets (either of which may be quoted or denominated in any currency) in a segregated account, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

     A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by maintaining cash or liquid assets with a value equal to the exercise price in a segregated account with its custodian.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     PURCHASING OPTIONS. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

     YIELD CURVE OPTIONS. Balanced Fund, with respect to up to 5% of its net assets, may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments.
Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, Balanced Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. Balanced Fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Adviser, Balanced Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by the Balanced Fund will be "covered." A call (or put) option is covered if the Balanced Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets sufficient to cover the Balanced Fund's net liability under the two options. Therefore, the Balanced Fund's liability for such a covered option is generally limited to the difference between the amount of the Balanced Fund's liability under the option written by the Balanced Fund less the value of the option held by the Balanced Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, estab lished trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission ("SEC") changes its position, each Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

REAL ESTATE INVESTMENT TRUSTS
=============================

     Each Fund may invest in shares of REITs. The Real Estate Securities Fund expects that a substantial portion of its total assets will be invested in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

WARRANTS AND STOCK PURCHASE RIGHTS
==================================

     Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Adviser for investment by the Fund. CORE

U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES
==================

     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Adviser, to offer better opportunity for long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may be subject to currency exposure independent of their securities positions.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and (except for CORE

U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.__

     To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

     Each Fund (except CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets, including Asia," below.

     A Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in securities of issuers domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities quoted or denominated in other currency "baskets."

       INVESTING IN EMERGING MARKETS , INCLUDING ASIA. CORE International Equity, International Equity, Asia Growth and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including Emerging Countries issuers (in the case of Emerging Markets Equity and International Equity Funds) and Asian Companies (as defined in the Prospectus) (in the case of Asia Growth Fund), as well as the risks associated with investments quoted or denominated in foreign currencies. Balanced, Growth and Income, CORE International Equity, Small Cap Value, Mid Cap Equity and Capital Growth Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers; including Emerging Countries issuers. In addition, certain of Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Fund's potential investment and management techniques entail special risks. Asia Growth Fund concentrates on companies that the Advisers believe are taking full advantage of the region's growth and that have the potential for long-term capital appreciation. The Advisers believe that Asia offers an attractive investment environment and that new opportunities will continue to emerge in the years ahead.

     The pace of change in many Emerging Countries, and in particular those in Asia, over the last 10 years has been rapid. Accelerating economic growth in the region has combined with capital market development, high government expenditure, increasing consumer wealth and taxation policies favoring company expansion. As a result, stock market returns in many Emerging Countries have
been relatively attractive.   See "Risk Factors" in the Prospectus.

        Each of the securities markets of the Emerging Countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of Emerging Country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about Emerging Country issuers than is available about issuers in the United States.

     Certain of the Emerging Country securities markets are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain Emerging Countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in Emerging Countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of Emerging Country markets may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     Transaction costs, including brokerage commissions or dealer mark-ups, in Emerging Countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Emerging Countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Foreign investment in the securities markets of several of the Asian countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain of the Asian countries and may increase the expenses of the Fund. Certain Emerging Countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the Emerging Countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Each of the Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets.

     The economies of Emerging Countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many Emerging Countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many Emerging Countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some Emerging Countries are vulnerable to weakness in world prices for their commodity exports.

     A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxation."

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

       FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.   Growth and Income, Mid Cap
       ===========================================
Equity, Capital Growth and Small Cap Value Funds may enter into forward foreign currency exchange contracts for hedging purposes. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if GSAM or GSAMI determines that there is a pattern of correlation between the two currencies. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may also purchase and sell forward contracts to seek to increase total return when GSAM or GSAMI anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

     A Fund's custodian will place cash or liquid assets into a segregated account of such Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or, in the case of Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While a Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

      Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

       WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Each Fund (except CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the U.S. dollar cost of securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may purchase call options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

     A call option written by a Fund obligates a Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund would obligate a Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Written Covered Options" above.

     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     In addition to using options for the hedging purposes described above, Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to seek to increase total return. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the put option.

       SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY. An exchange traded
       ===================================================
options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.
For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

     The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

CURRENCY SWAPS, MORTGAGE SWAPS, INDEX SWAPS AND INTEREST RATE SWAPS, CAPS,
==========================================================================
FLOORS AND COLLARS
==================

     The Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may, with respect to up to 5% of their net assets, enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Balanced and Real Estate Securities Funds may, with respect to 5% of its net assets, enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.
Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets the Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

     The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps, caps, floors and collars are illiquid and thus subject to a Fund's 15% limitation on investments in illiquid securities.

LENDING OF PORTFOLIO SECURITIES
===============================

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Advisers to be of good standing, and when, in the judgment of the Advisers, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Advisers determine to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
==============================================

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

INVESTMENT IN UNSEASONED COMPANIES
==================================

     Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one nationally recognized statistical rating organization. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

OTHER INVESTMENT COMPANIES
==========================

     A Fund reserves the right to invest up to 5% of its net assets in the securities of other investment companies but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Fund to an Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Adviser.

     Each Fund may also invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange).

     The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described under "Risk Associated with Options Transactions," involved in the writing of options on securities.

     Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices.

REPURCHASE AGREEMENTS
=====================

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for a Fund, the Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, a Fund, together with other registered investment companies having advisory agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in the Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     A Fund may not:

          (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a nondiversified company under the Act.

          (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (other than the Goldman Sachs Real Estate Securities Fund, which will invest at least 25% or more of its total assets in the real estate industry) (excluding the U.S. Government or any of its agencies or instrumentalities).

          (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage transactions in mortgage dollar rolls which are accounted for as financings.

          (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies,
               (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

          (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

          (6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

          (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

          (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     A Fund may not:

     (a) Invest in companies for the purpose of exercising control or management.

     (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

     (d)  Make short sales of securities, except short sales against the box.

                                   MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

NAME, AGE              POSITIONS    PRINCIPAL OCCUPATION(S)
AND ADDRESS            WITH TRUST   DURING PAST 5 YEARS
-----------            ----------   -------------------

Ashok N. Bakhru, 53    Chairman     Executive Vice President- Finance and
1325 Ave. of Americas  & Trustee    Administration and Chief Financial Officer,
New York, NY  10019                 Coty Inc. (since April 1996); President, ABN
                                    Associates (June 1994 through March 1996);
                                    Senior Vice President of Scott Paper Company until June 1994; Director of Arkwright
                                    Mutual Insurance Company; Trustee of
                                    International House of Philadelphia; Member of Cornell University Council;Trustee of the Walnut Street Theater.


*David B. Ford, 51     Trustee      Managing Director, Goldman Sachs (since
One New York Plaza                  1996); General Partner, Goldman Sachs
New York, NY 10004                  (1986-1996); Co-Head of Goldman Sachs Asset
                                    Management (since December 1994).


*Douglas C. Grip, 35   Trustee      Vice President, Goldman Sachs (since May
One New York Plaza     & President  1996); President, MFS Retirement Services
New York, NY 10004     Massachu     Inc., of setts Financial Services (prior
                                    thereto).

*John P. McNulty, 44   Trustee      Managing Director, Goldman Sachs
One New York Plaza                  (since 1996); General Partner of Goldman
New York, NY 10004                  Sachs (1990-1994 and 1995-1996); Co-Head
                                    of Goldman Sachs Asset Management (since
                                    November 1995); Limited Partner of Goldman
                                    Sachs (1994 to November 1995).


Mary P. McPherson, 60  Trustee      President of Bryn Mawr College (since 1978);
1978); Taylor Hall                  Director of Josiah Macy, Jr, Foundation
Bryn Mawr, PA 19010                 (since 1977); Director of the Philadelphia
                                    Contributionship (since 1985); Director of
                                    Amherst College (since 1986); Director of
                                    Dayton Hudson Corporation (since 1988);
                                    Director of the Spencer Foundation (since
                                    1993); and member of PNC Advisory Board
                                    (since 1993).

NAME, AGE               POSITIONS   PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST  DURING PAST 5 YEARS
-----------             ----------  -------------------

*Alan A. Shuch, 48      Trustee     Limited Partner, Goldman Sachs (since 1994);
One New York Plaza                  Director and Vice President of Goldman Sachs
New York, NY  10004                 Funds Management Inc. (from April 1990 to
                                    November 1994); President and Chief
                                    Operating Officer, GSAM (from September 1988 to November 1994).

Jackson W. Smart, 66    Trustee     Chairman, Executive Committee, First
One Northfield Plaza                Commonwealth, Inc. (a managed dental care
# 218                               company, since January 1996); Chairman and
Northfield, IL  60093               Chief Executive Officer, MSP Communications
                                    Inc. (a company engaged in radio
                                    broadcasting) (since November 1988),
                                    Director, Federal Express Corporation
                                    (since 1976), Evanston Hospital Corporation
                                    (since 1980), First Commonwealth, Inc.
                                    (since 1988) and North American Private
                                    Equity Group (a venture capital fund).


William H. Springer, 67  Trustee    Vice Chairman and Chief Financial and
701 Morningside Drive               Administrative Officer, (February 1987 to
Lake Forest, IL  60045              June 1991) of Ameritech (a
                                    telecommunications holding company;
                                    Director, Walgreen Co. (a retail drug store business); Director of Baker, Fentress & Co.
                                    (a closed-end, non-diversified management investment company) (April 1992 to present).

Richard P. Strubel, 57   Trustee    Managing Director, Tandem Partners, Inc.
70 West Madison St.                 (since 1990); President and Chief Executive
Ste 1400                            Officer, Microdot, Inc. (a diversified
Chicago, IL  60602                  manufacturer of fastening systems and
                                    connectors)(January 1984 to October 1994).

*Scott M. Gilman, 37     Treasurer  Director, Mutual Funds Administration,
One New York Plaza                  Goldman Sachs Asset Management (since
New York, NY  10004                 April 1994); Assistant Treasurer, Goldman
                                    Sachs Funds Management, Inc. (since March
                                    1993); Vice President, Goldman Sachs (since
                                    March 1990).

*John M. Perlowski, 32   Assistant  Vice President, Goldman Sachs (since July
One New York Plaza        Treasurer 1995); Director, Investors Bank and Trust,
New York, NY 10004                  November 1993 to July 1995); Audit Manager
                                    of Arthur Andersen LLP (prior thereto).

NAME, AGE                POSITIONS   PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST  DURING PAST 5 YEARS
-----------              ----------  -------------------


*John W. Mosior, 58      Vice        Vice President, Goldman Sachs and Manager
4900 Sears Tower           President of Shareholder Servicing of GSAM (since
Chicago, IL  60606                   November 1989).


*Nancy L. Mucker, 47     Vice        Vice President, Goldman Sachs (since April
4900 Sears Tower           President 1985); Manager of Shareholder Servicing of
Chicago, IL  60606                   GSAM since November 1989).

*Michael J. Richman, 36  Secretary   Associate General Counsel of Goldman Sachs
85 Broad Street                      Asset Management (since February 1994);
New York, NY  10004                  Vice President and Assistant General
                                     Counsel of hs (since June 1992); Counsel to the Funds Group, GSAM (since June 1992);
                                     Partner, Hale and Dorr (September 1991 to
                                     June 1992).

*Howard B. Surloff, 31   Assistant   Assistant General Counsel and Vice
85 Broad Street            Secretary President, Goldman Sachs (since November
New York, NY  10004                  1993 and May 1994 respectively); Counsel to
                                     the Funds Group, Goldman Sachs Asset
                                     Management (since November 1993); Associate of Shereff Friedman, Hoffman & Goodman
                                     (prior thereto).

*Valerie A. Zondorak, 31 Assistant   Vice President, Goldman Sachs (since March
85 Broad Street            Secretary 1997); Counsel to the Funds Group, Goldman
New York, New York                   Sachs Asset Management (since March 1997);
  10004                              Associate of Shereff Friedman, Hoffman &
                                     Goodman (prior thereto).

*Steven E. Hartstein, 33 Assistant   Legal Products Analyst, Goldman Sachs
85 Broad Street            Secretary (June 1993 to present); Funds Compliance
New York, NY  10004                  Officer, Citibank Global Asset Management
                                     (August 1991 to June 1993).

*Deborah Farrell, 25     Assistant   Administrative Assistant, Goldman Sachs
85 Broad Street            Secretary since January 1994.  Formerly at Cleary
New York, NY 10004                   Gottlieb, Steen and Hamilton.

*Kaysie P. Uniacke, 36   Assistant   Vice President and Senior Portfolio
One New York Plaza         Secretary Manager, Goldman Sachs Asset Management
New York, NY 10004                   (since 1988).

NAME, AGE            POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS          WITH TRUST     DURING PAST 5 YEARS
-----------          ----------     -------------------


*Elizabeth D.
Anderson, 27         Assistant      Portfolio Manager, GSAM (since April 1996);
One New York Plaza     Secretary    Junior Portfolio Manager, Goldman Sachs
New York, NY 10004                  Asset Management (since 1993); Funds Trading
                                    Assistant, GSAM (1993-1995); Compliance
                                    Analyst, Prudential Insurance (1991-1993).

     As of July 24, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust (or its predecessors) for the one-year period ended January 31, 1997:

                                             Pension or           Total
                                             Retirement        Compensation
                                              Benefits      from Goldman Sachs
                            Aggregate        Accrued as        Mutual Funds
                          Compensation         Part of        (including the
       Name of Trustee  from the Funds***  Funds' Expenses       Funds)*
----------------------  -----------------  ---------------  ------------------

Paul C. Nagel, Jr.**               $3,775               $0             $62,450
Ashok N. Bakhru                     3,969                0              69,299
Marcia L. Beck                          0                0                   0
David B. Ford                           0                0                   0
Douglas C. Grip                         0                0                   0
Alan A. Shuch                           0                0                   0
Jackson W. Smart                    3,388                0              58,954
William H. Springer                 3,388                0              58,954
Richard P. Strubel                  3,388                0              58,954

______________

     *    The Goldman Sachs Funds consisted of 29 mutual funds on January 31,
          1997.
     **   Retired as of June 30, 1996.
     *** Effective May 1, 1997, the Funds were reorganized from series of Goldman Sachs Equity Portfolios, Inc. (the "Corporation") into the Trust. The amounts shown in the column reflect compensation paid to the Trustees by the Corporation.

MANAGEMENT SERVICES
===================

     As stated in the Funds' Prospectus, GSFM, One New York Plaza, New York, New York, a Delaware limited partnership and an affiliate of Goldman Sachs, 85 Broad Street, New York, New York, serves as investment adviser to CORE U.S. Equity and Capital Growth Funds. GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities, Mid Cap Equity and Small Cap Equity Funds. GSAMI, 133 Peterborough Court, London, England, EC4A 2BB serves as investment adviser to International Equity, Emerging Markets Equity and Asia Growth Funds. See "Management" in the Funds' Prospectus for a description of the applicable Adviser's duties to the Funds.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the U.S. and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $200 million, the Goldman Sachs Global Investment Research Department covers approximately 1,700 companies, including approximately 2,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

     In managing the Funds, the Advisers have access to Goldman Sachs' economics research. The Economics Research Department conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the Institutional Investor's annual "All British Research Team Survey" in the following categories:
Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; and Currency Movements 1986-1993.

     In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities (in particular, the CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds), the Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

     Each Fund's management agreement provides that the Advisers may render similar services to others as long as the services provided by the Advisers thereunder are not impaired thereby.

     The CORE Small Cap Equity, CORE International Equity and Real Estate Securities Funds management agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the management agreement, on July 22, 1997. The CORE Large Cap Growth and Emerging Markets Equity Funds management agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the management agreement, on April 23, 1997. The other Funds' management agreements were most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. These arrangements were most recently approved by the shareholders of each Fund (other than CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities and Emerging Markets Equity Funds) on April 21, 1997. The sole shareholder of the CORE Large Cap Growth Fund approved these arrangements on April 30, 1997. The sole shareholders of the CORE Small Cap Equity and CORE International Equity Funds approved these arrangements on August 13, 1997. Each management agreement will remain in effect until June 30, 1998 from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees, and (b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each management agreement will terminate automatically if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Fund on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Trust.

     Pursuant to the management agreements the Advisers are entitled to receive the fees listed below, payable monthly of such Fund's average daily net assets. In addition, the Advisers voluntarily agreed to limit its management fee to an annual rate also listed below:

                                   Management    Management
                                    With Fee    Without Fee
Fund                              Limitations   Limitations
----                              ------------  ------------

GSAM
Balanced Fund                            0.65%         0.65%
Growth and Income Fund                   0.70%         0.70%
CORE Large Cap Growth Fund               0.60%         0.75%
CORE Small Cap Equity Fund               0.75%         0.85%
CORE International Equity Fund           0.75%         0.85%
Mid Cap Equity Fund                      0.75%         0.75%
Small Cap Value Fund                     1.00%         1.00%
Real Estate Securities Fund               N/A           N/A

GSFM
CORE U.S. Equity Fund                    0.59%         0.75%
Capital Growth Fund                      1.00%         1.00%

GSAMI
International Equity Fund                0.89%         1.00%
Emerging Markets Equity Fund             1.10%         1.20%
Asia Growth Fund                         0.86%         1.00%


     GSAM, GSFM and GSAMI may discontinue or modify the above limitations in the future at their discretion, although they have no current intention to do so.

     Prior to May 1, 1997, the Funds then in operation had separate investment advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements. Effective May 1, 1997, the services under such agreements were combined in the management agreement. The services required to be performed for the Funds and the combined advisory (and subadvisory, in the case of the International Equity Fund) and administration fees payable by the Funds under the former advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements are identical to the services and fees under the management agreement.

     For the last three fiscal years the amounts of the combined investment advisory (and subadvisory, in the case of the International Equity Fund) and administration fees incurred by each Fund then in existence were as follows:

                                         1997           1996           1995
                                     =============  =============  =============

Balanced Fund                        $     402,183  $     193,041  $       8,858
Growth and Income Fund                   3,541,318      2,225,553        790,893
CORE U.S. Equity Fund                 1,667,381/3/     817,563/3/     693,383/2/
CORE Large Cap Growth Fund/1/                  N/A            N/A            N/A
CORE Small Cap Equity Fund/1/                  N/A            N/A            N/A
CORE International Equity Fund/1/              N/A            N/A            N/A
Capital Growth Fund                      8,697,265      9,335,745      8,724,828
Mid Cap Equity Fund/4/                     964,945        489,043            N/A
International Equity Fund             4,124,076/3/   2,794,872/2/   3,186,509/2/
Small Cap Value Fund                     2,130,703      2,908,839      3,385,899
Emerging Market Equity Fund/1/                 N/A            N/A            N/A
Asia Growth Fund                      2,221,857/3/   1,563,641/2/     553,084/2/
Real Estate Securities Fund/1/                 N/A            N/A            N/A

----------
1    Not Operational.

2 Does not give effect to the agreement (which was not in effect during such fiscal years) by GSFM, GSAM and GSAMI to limit management fees to 0.59%, 0.89% and 0.86%, respectively of CORE U.S. Equity, International Equity and Asia Growth Fund's average daily net assets.

3 Gives effect to the agreement (which was in effect as of June 15, 1995) by GSFM to limit management fees to 0.59%, 0.89% and 0.86%, respectively, of the CORE U.S. Equity, International Equity and Asia Growth Fund's average daily net assets. For the fiscal year ended January 31, 1996, had limitations not been in effect, CORE U.S. Equity Fund would have paid $1,019,639 in investment management fees. For the fiscal year ended January 31, 1997, had limitations not been in effect, CORE U.S. Equity, International Equity and Asia Growth Funds would have paid $2,119,552, $4,638,203 and $2,583,555, respectively, in investment management fees.

4    Commenced operations on August 1, 1995.

     Under the Management Agreement, each Adviser also: (i) supervises all non-advisory operations of each Fund that it advisers; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.


     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Advisers and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     Each Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.


DISTRIBUTOR AND TRANSFER AGENT
==============================

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended January 31, 1995 and 1996. No Class C Shares were outstanding during the fiscal years ended January 31, 1995, 1996 and 1997.

     Goldman Sachs retained the following commissions on sales of Class A and Class B Shares during the following periods:

                                        1997       1996      1995
                                     ==========  ========  ========

Balanced Fund                        $   94,000  $ 28,000  $ 14,000
Growth and Income Fund                  555,000   771,000   361,000
CORE U.S. Equity Fund                   380,000   108,000    58,000
CORE Large Cap Growth Fund/1/               N/A       N/A       N/A
CORE Small Cap Equity Fund/1/               N/A       N/A       N/A
CORE International Equity Fund/1/           N/A       N/A       N/A
Capital Growth Fund                     323,000   523,000   815,000
International Equity Fund             1,563,000   211,000   660,000
Small Cap Value Fund                    219,000   202,000   868,000
Emerging Market Equity Fund/1/              N/A       N/A       N/A
Asia Growth Fund                      1,397,000   507,000   829,000
Real Estate Securities Fund/1/       N/A         N/A       N/A

__________

1    Not operational.


     Goldman Sachs serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to
(i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information,
(vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto. For the last three fiscal years the amounts paid to Goldman Sachs by each Fund then in existence for transfer agency services performed were as follows:

                                     Class A & B      Class A        Class A
                                         1997           1996           1995
                                     ============     ========       =======

Balanced Fund                           $148,576       $ 72,067      $ 20,000
Growth and Income Fund                   870,527        542,671       262,158
CORE U.S. Equity Fund                    319,246        103,682       151,230
CORE Large Cap Growth Fund/1/                N/A            N/A           N/A
CORE Small Cap Equity Fund/1/                N/A            N/A           N/A
CORE International Equity Fund/1/            N/A            N/A           N/A
Capital Growth Fund                      908,310        549,844       694,014
International Equity Fund                586,243        129,313       481,169
Small Cap Value Fund                     511,883        254,292       600,618
Emerging Markets Equity Fund/1/              N/A            N/A           N/A
Asia Growth Fund                         385,114        192,097       120,000
Real Estate Securities Fund/1/               N/A            N/A           N/A



                                    Institutional      Service   Institutional
                                        Shares         Shares       Shares
                                         1997           1997         1996
                                         ====           ====         ====

Balanced Fund/1/                       $    N/A       $    N/A     $    N/A
Growth and Income Fund                       15            488          N/A
CORE U.S. Equity Fund/2/                    N/A            N/A       11,571
CORE Large Cap Growth Fund/1/               N/A            N/A          N/A
CORE Small Cap Equity Fund/1/               N/A            N/A          N/A
CORE International Equity Fund/1/           N/A            N/A          N/A
Capital Growth Fund/1/                      N/A            N/A          N/A
Mid Cap Equity Fund/3/                   51,464            N/A       26,082
International Equity Fund/2/                N/A            N/A          N/A
Small Cap Value Fund/1/                     N/A            N/A          N/A
Emerging Markets Equity Fund/1/             N/A            N/A          N/A
Asia Growth Fund/2/                         N/A            N/A          N/A
Real Estate Securities Fund/1/              N/A            N/A          N/A

__________

1      Not operational.
2      Contractually set to 0.
3      Commenced operations on August 1, 1995.

     The Trust's distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.


EXPENSES
========

     Except as set forth in the Prospectus under "Management," the Trust is responsible for the payment of its expenses. The expenses include, without limitation, the fees payable to the Advisers, the fees and expenses payable to the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM, GSAMI and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution, authorized dealer, service and administration plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer, service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Investment Advisers voluntarily have agreed to reduce or limit certain "Other Expenses" (excluding management, distribution and authorized dealer service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses, and transfer agency fees in the case of each Fund other than Balanced, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Mid Cap Equity Funds) for the following funds to the extent such expenses exceed the following percentage of average daily net assets:

                                                Other
                                               Expenses
                                               --------
Balanced Fund                                    0.10%
Growth and Income Fund                           0.11%
CORE U.S. Equity Fund                            0.06%
CORE Large Cap Growth Fund                       0.05%
CORE Small Cap Equity Fund                       0.20%
CORE International Equity Fund                   0.25%
Mid Cap Equity Fund                              0.10%
International Equity Fund                        0.20%
Emerging Markets Equity Fund                     0.16%


     Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser in its discretion at any time.

     Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the applicable Adviser's costs of performing certain accounting services not being provided by a Fund's Custodian.

     For the last three fiscal years the amounts of certain "Other Expenses" of each Fund then in existence that were reduced or otherwise limited were as follows:


                                       1997      1996      1995
                                     ========  ========  ========

Balanced Fund                        $319,552  $192,405  $ 95,906

Growth and Income Fund                      0         0   106,725
CORE U.S. Equity Fund                 104,833   110,581       N/A
CORE Large Cap Growth Fund/1/             N/A       N/A       N/A
CORE Small Cap Equity Fund/1/             N/A       N/A       N/A
CORE International Equity Fund/1/         N/A       N/A       N/A
Capital Growth Fund                       N/A       N/A       N/A
Mid Cap Equity Fund/2/                 72,441    85,515       N/A
International Equity Fund             144,265       N/A       N/A
Small Cap Value Fund                      N/A       N/A       N/A
Emerging Markets Equity Fund/1/           N/A       N/A       N/A
Asia Growth Fund                       50,407         0    35,905
Real Estate Securities Fund/1/            N/A       N/A       N/A

__________
1    Not operational.
2    Commenced operations on August 1, 1995.


CUSTODIAN AND SUB-CUSTODIANS
============================

     State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
==============================

     Arthur Andersen LLP, independent public accountants, 225 Franklin Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of a Fund, the Advisers are generally required to give primary consideration to obtaining the most favorable price and efficient execution under the circumstances. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available.
Within the framework of this policy, the Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Advisers in the performance of their decision-making responsibilities. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Advisers in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when an Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Adviser acts as investment adviser or subadviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Subject to the above considerations, the Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

For the past three fiscal years, each Fund in existence paid brokerage commissions as follows:


                                                         Total                Total          Brokerage
                                                       Brokerage            Amount of       Commissions
                                         Total        Commissions          Transaction         Paid
                                       Brokerage        Paid to             on which        to Brokers
                                      Commissions      Affiliated          Commissions       Providing
                                         Paid           Persons               Paid           Research
                                      ===========  ==================  ===================  ===========

Fiscal Year Ended
January 31, 1997:

Balanced Fund                          $   62,072  $  5,112 (8%)/1/    $ 1,057,742(15%)/2/      $     0
Growth and Income Fund                    779,396    77,587(10%)/1/      13,310,208(9%)/2/            0
CORE U.S. Equity Fund                     279,620          0(0%)/1/       6,706,824(0%)/2/            0
CORE Large Cap Growth Fund/ 3/            N/A           N/A                 N/A                  N/A
CORE Small Cap Equity Fund/ 3/            N/A           N/A                 N/A                  N/A
CORE International Equity Fund/ 3/        N/A           N/A                 N/A                  N/A
Capital Growth Fund                     1,460,140   304,052(21%)/1/      29,920,578(1%)/2/       42,039
Mid Cap Equity Fund                       364,294     22,134(6%)/1/       6,655,100(7%)/2/            0
International Equity Fund               1,529,436               0(0%)    48,059,958(0%)/2/            0
Small Cap Value Fund                      758,205     36,087(5%)/1/      16,439,842(1%)/2/            0
Emerging Markets Equity Fund/3/           N/A           N/A                 N/A                  N/A
Asia Growth Fund                        1,554,313     50,624(3%)/1/     102,609,295(4%)/2/            0
Real Estate Securities Fund/ 3/           N/A           N/A                 N/A                  N/A


                                                        Total                Total            Brokerage
                                                      Brokerage            Amount of         Commissions
                                         Total       Commissions          Transaction           Paid
                                       Brokerage       Paid to              on which         to Brokers
                                      Commissions     Affiliated          Commissions         Providing
                                         Paid          Persons                Paid            Research
                                      ===========  ================  ======================  ===========

Fiscal Year Ended
January 31, 1996:

Balanced Fund                          $   56,860  $  7,391(13%)/1/  $   29,697,202(13%)/2/           $0
Growth and Income Fund                    841,605     71,218(8%)/1/      425,040,430(9%)/2/            0
CORE U.S. Equity Fund                     121,424          0(0%)/1/      148,427,497(0%)/2/            0
CORE Large Cap Growth Fund/3 /            N/A          N/A               N/A                         N/A
CORE Small Cap Equity Fund/ 3/            N/A          N/A               N/A                         N/A
CORE International Equity Fund/ 3/        N/A          N/A               N/A                         N/A
Capital Growth Fund                     1,979,949   284,660(14%)/1/   1,034,755,196(11%)/2/            0
Mid Cap Equity Fund                       315,212    40,935(13%)/1/     142,547,552(11%)/2/            0
International Equity Fund               1,260,992     13,629(1%)/1/      359,700,166(1%)/2/            0
Small Cap Value Fund                      690,234    72,980(11%)/1/      170,616,044(6%)/2/            0
Emerging Markets Equity Fund/3 /          N/A          N/A               N/A                         N/A
Asia Growth Fund                        1,676,525      3,778(0%)/1/      247,662,049(2%)/2/            0
Real Estate Securities Fund/ 3/           N/A          N/A               N/A                         N/A


                                                        Total               Total           Brokerage
                                                      Brokerage           Amount of        Commissions
                                         Total       Commissions         Transaction          Paid
                                       Brokerage       Paid to             on which        to Brokers
                                      Commissions     Affiliated         Commissions        Providing
                                         Paid          Persons               Paid           Research
                                      ===========  ================  ====================  ===========

Fiscal Year Ended
January 31, 1995:

Balanced Fund                          $    9,652  $  1,522(16%)/1/  $  7,216,224(10%)/2/           $0
Growth and Income Fund                    637,080    77,404(12%)/1/    468,165,610(7%)/2/            0
CORE U.S. Equity Fund                     119,192          0(0%)/1/     99,616,396(0%)/2/            0
CORE Large Cap Growth Fund/3/             N/A          N/A               N/A                       N/A
CORE Small Cap Equity Fund/ 3/            N/A          N/A               N/A                       N/A
CORE International Equity Fund/ 3/        N/A          N/A               N/A                       N/A
Capital Growth Fund                     1,427,413   273,076(19%)/1/   786,135,073(13%)/2/            0
Mid Cap Equity Fund                       N/A          N/A               N/A                       N/A
International Fund                      1,799,525          0(0%)/1/    546,364,113(0%)/2/            0
Small Cap Value Fund                      555,667     23,137(4%)/1/    392,235,715(2%)/2/            0
Emerging Markets Equity Fund/3/          N/A           N/A               N/A                       N/A
Asia Growth Fund                        1,002,148     67,754(7%)/1/    171,880,775(2%)/2/            0
Real Estate Securities Fund/ 3/          N/A           N/A               N/A                       N/A

-----------

1    Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3    Not operational.

During the fiscal year ended January 31, 1997, the Trust acquired and sold securities of its regular broker-dealers: all brokers below and JP Morgan. As of January 31, 1997, the Trust held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

Fund                       Broker/Dealer    Amount
----                       -------------    ------

Balanced Fund             Bear Stearns      $ 6,679
                          Lehman Brothers     2,098
                          Chase Securities      490

Growth and Income Fund    Chase Securities  $ 6,003
                          Lehman Brothers    11,099
                          Bear Stearns       19,457

Core US Equity Fund       Chase Securities    1,193
                          Smith Barney        6,439
                          Merrill Lynch       4,423
                          Morgan Stanley      2,188
                          Salomon Brothers    4,249
                          Bear Stearns        2,614
                          Lehman Brothers       659

Capital Growth Fund       Bear Stearns       13,286
                          Lehman Brothers     3,349

Mid Cap Equity Fund       Lehman Brothers     2,151
                          Bear Stearns        2,977

Small Cap Value Fund      Bear Stearns       12,052
                          Lehman Brothers     3,038


                                NET ASSET VALUE

     Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class.
All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in the Prospectus).

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of

Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices; and (ii) on a foreign exchange will be valued at the last sale price (also referred to as the close price). The last sale price for securities traded principally on a foreign exchange will be determined as of the close of the London Stock Exchange or, for securities traded on exchanges located in the Asia Pacific region, noon London time; (b) debt securities will be valued using a pricing service approved by the Trustees if such prices are believed by the investment adviser to accurately represent market value; (c) overnight repurchase agreements will be valued by the investment adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least two dealers or, for term repurchase agreements, recognized counterparties; (e) debt securities with a remaining maturity of 60 days or less are valued by the investment adviser at amortized cost, which the Trustees have determined to approximate fair value; (e) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters then calculating the mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank; and (i) all other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees. For all brokers used in this process, the custodian bank will send a letter to the broker furnishing the quotation. If accurate quotations are not readily available, such contracts will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank. If broker quotes are used, the portfolio manager/trader will identify one independent unaffiliated broker from whom the custodian bank will obtain prices daily and another independent unaffiliated broker from whom the custodian bank will obtain quotes at least weekly. The custodian bank will promptly notify the portfolio manager/trader and a member of the GSAM Valuation Committee or a designee thereof of any deviations equal to or greater than 3% between the weekly quote and the daily quotes for the date that the weekly quotes were obtained. The investment adviser will promptly provide instructions to the custodian bank. For all brokers used in this process, the custodian bank will send a letter to the broker furnishing the quotation.

     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in a Fund's calculation of net asset values unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.


                            PERFORMANCE INFORMATION

     A Fund may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The following table indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

     Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index - Total Return; (o) Russell 1000 Growth Index-Total Return; (p) the Value-Line Composite-Price Return; (q) the Wilshire 4500 Index; (r) the FT-Actuaries Europe and Pacific Index, and (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley including (EAFE), and the Morgan Stanley Capital International Combined Asia ex Japan Free Index, the Morgan Stanley Capital International Emerging Markets Free Index, Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (t) the FT-Actuaries Europe and Pacific Index; (u) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (v) The Goldman Sachs Commodities Index; and (w) information produced by Micropal, Inc.. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

     Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:


     . cost associated with aging parents;

     . funding a college education (including its actual and estimated cost);

     . health care expenses (including actual and projected expenses);

     . long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     . retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     . asset allocation strategies and the benefits of diversifying among asset classes;

     .  the benefits of international and emerging market investments;

     . the effects of inflation on investing and saving;

     . the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

     . measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

     . the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

     . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

     . total stock market capitalizations of specific countries and regions on a global basis;

     . performance of securities markets of specific countries and regions; and

     . value of a dollar amount invested in a particular market or type of security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     The CORE Large Cap Growth Fund was organized on May 1, 1997 and has no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, the Fund has adopted the adjusted performance record of a separate account managed by the Advisers for periods prior to the Funds' commencement of operations which converted into Class A Shares as of the commencement date. Any quotation of performance data of this Fund relating to this period will include the adjusted performance record of the applicable separate account. The performance record of the separate account quoted by the Fund have been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses expected to be incurred by the Fund as stated in the expense table in the Prospectus. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Authorized Dealer Service Plans) imposed and other operating expenses. Total return quotations will be calculated pursuant to SEC approved methodology. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account's performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account

(based on Class A expenses) and the Class A performance for any periods prior to commencement of operations of a class of shares.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                                                        Assuming no voluntary
                                                                                                        waiver of fees and no
                                                                                                        expense reimbursements
                                                                                                        ----------------------
                                                                                   Assumes    Assumes      Assumes    Assumes
                                                                                5.5% sales   no sales   5.5% sales   no sales
Fund                         Class          Time Period                             charge     charge       charge     charge
----                         -----          -----------                              -----      -----        -----      -----
Balanced Fund                A              10/12/94-1/31/97 - Since inception       17.41%     20.32%       15.50%     18.27%
Balanced Fund                A              2/1/96-1/31/97 - One year                12.07%     18.59%       11.22%     17.69%
Balanced Fund                B              5/1/96-1/31/97 - Since inception*          N/A      16.22%         N/A      15.79%

Growth and Income            A              2/5/93-1/31/97 - Since inception         17.31%     18.98%       16.50%     18.17%
Growth and Income            A              2/1/96-1/31/97 - One year                21.39%     28.42%       21.13%     28.14%
Growth and Income            B              5/1/96-1/31/97 - Since inception*          N/A      22.23%         N/A      22.23%
Growth and Income            Institutional  6/3/96-1/31/97 - Since inception*          N/A      20.77%         N/A      20.77%
Growth and Income            Service        3/6/96-1/31/97 - Since inception*          N/A      23.87%         N/A      23.87%

CORE U.S. Equity             A              5/24/91-1/31/97 - Since inception        13.54%     14.67%       13.25%     14.38%
CORE U.S. Equity             A              2/1/92-1/31/97 - Five year               13.99%     15.29%       13.70%     15.00%
CORE U.S. Equity             A              2/1/96-1/31/97 - One year                16.98%     23.75%       16.69%     23.44%
CORE U.S. Equity             B              5/1/96-1/31/97 - Since inception*          N/A      18.59%         N/A      18.47%
CORE U.S. Equity             Institutional  6/15/95-1/31/97 - Since inception          N/A      28.04%         N/A      27.74%
CORE U.S. Equity             Institutional  2/1/96-1/31/97 - One year                  N/A      24.63%         N/A      24.39%
CORE U.S. Equity             Service        6/7/96-1/31/97 - Since inception*          N/A      15.92%         N/A      15.71%

CORE Large Cap Growth        A              11/1/91-1/31/97 - Since inception        18.46%     19.78%       17.30%     18.61%
CORE Large Cap Growth        A              2/1/92-1/31/97 - Five year               17.53%     18.85%       16.38%     17.68%
CORE Large Cap Growth        A              2/1/96-1/31/97 - One year                27.09%     34.54%       25.85%     33.23%

Capital Growth               A              4/20/90-1/31/97 - Since inception        15.57%     16.54%       15.24%     16.21%
Capital Growth               A              2/1/92-1/31/97 - Five year               15.42%     16.73%       15.14%     16.44%


                                                                                                      Assuming no voluntary
                                                                                                      waiver of fees and no
                                                                                                      expense reimbursements
                                                                                                      ----------------------
                                                                                  Assumes    Assumes      Assumes    Assumes
                                                                               5.5% sales   no sales   5.5% sales   no sales
Fund                        Class          Time Period                             charge     charge       charge     charge
--------------------------  -------------  ----------------------------------       -----      -----        -----      -----
Capital Growth              A              2/1/96-1/31/97 - One year                19.04%     25.97%       18.75%     25.66%
Capital Growth              B              5/1/96-1/31/97 - Since inception*          N/A      19.39%         N/A      19.39%

Mid Cap Equity              Institutional  8/1/95-1/31/97 - Since inception           N/A      21.65%         N/A      21.55%
Mid Cap Equity              Institutional  2/1/96-1/31/97 - One year                  N/A      25.63%         N/A      25.55%

International Equity        A              12/1/92-1/31/97 - Since inception         9.66%     11.15%        9.40%     10.90%
International Equity        A              2/1/96-1/31/97 - One year                 7.26%     13.48%        7.05%     13.26%
International Equity        B              5/1/96-1/31/97 - Since inception*          N/A       2.83%         N/A       2.75%
International Equity        Institutional  2/7/96-1/31/97 - Since inception*          N/A      12.53%         N/A      12.38%
International Equity        Service        3/6/96-1/31/97 - Since inception*          N/A      10.42%         N/A      10.28%

Small Cap Value             A              10/22/92-1/31/97- Since inception        12.12%     13.61%       11.79%     13.28%
Small Cap Value             A              2/1/96-1/31/97 - One year                20.27%     27.28%       19.98%     26.97%
Small Cap Value             B              5/1/96-1/31/97 - Since inception*          N/A       5.39%         N/A       5.39%

Asia Growth                 A              7/8/94-1/31/97 - Since inception          4.46%      6.78%        4.15%      6.47%
Asia Growth                 A              2/1/96-1/31/97 - One year                -6.44%     -1.01%       -6.59%     -1.17%
Asia Growth                 B              5/1/96-1/31/97 - Since inception *         N/A      -6.02%         N/A      -6.06%
Asia Growth                 Institutional  2/2/96-1/31/97 - Since inception *         N/A      -1.09%         N/A      -1.24%

----------
All returns are average annual total returns.
* Represents an aggregate total return (not annualized) since this class has not completed a full twelve months of operations.

     From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

     A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

     Total return will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, total return with respect to each class of shares of a Fund will differ.


                              SHARES OF THE TRUST

     The Funds were reorganized from series of a Maryland corporation as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997, on April 30, 1997.

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in
respect of assets specifically allocated to such class or series.   The Trustees
also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of the Funds into five classes:
Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares.

     Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service Plans are borne exclusively by Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class A Shares.

     Class B Shares of the Funds are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

     Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

     As of July 24, 1997, State Street Bank & Trust Company as Trustee (GS Profit Sharing Master Trust), Attn. Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992, was recordholder of 95.80% of Mid Cap Equity Fund's outstanding shares; Fluor Corporation, Master Retirement Trust, Bankers Trust as Trustee 3353 Michelson Drive, Irvine, CA 92698-0010 was recordholder of 64.71% and GS & Co. FBO William C. Strutt IRA, 455 Coconut Palm Road, Vero Beach, FL 32963-3710 was recordholder of 5.36% of CORE Large Cap Growth Fund's outstanding shares; State Street Bank and Trust Company as Trustee for Goldman Sachs Profit Sharing Master Trust, Attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 was recordholder of 12.76% and Maring Midland Bank as Trustee for Mark IV Ind. & Subs Employees Retirement Income Fund, P.O. Box 1329, Attention: Mutual Fund Processing, Buffalo, NY 14240-1329 was recordholder of 7.56% of CORE U.S.
Equity Fund's outstanding shares; Frontier Trust Co., FBO Dade County Public Schools, Attention: Agnes R. McMurray; 1720 S. Gadsden Street, Tallahassee, FL 32301-5547 was recordholder of 5.60% and Trukan and Co., Attention: K. Ufford, P.O. Box 3699, Wichita, KS 67201-3699 was recordholder of 5.48% of Balanced Fund's outstanding shares.

Cap Equity Fund's outstanding shares; Trukan and Co., Attn: K. Ufford, P.O. Box 3699, Wichita, KS 67201-3699, was recordholder of 6.80% of Balanced Fund's outstanding shares; Frontier Trust Co. Inc. Trustee (FBO Dade County Public Schools), Attn: Agnes R. McMurray, Fringe Benefits Management Co., 1720 S. Gadsden St., Tallahassee, FL 32301-5547, was recordholder of 6.80% of Balanced Fund's outstanding shares; and State Street Bank & Trust Company as Trustee (Goldman Sachs Employees' Pension Plan), Attn: Louis Pereria, P.O. Box 1992, Boston, MA 02105-1992, was recordholder of 5.10% of the Small Cap Equity Fund's outstanding shares.]

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising form such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or their organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholder, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for error of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                 TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.


GENERAL
=======

     Each Fund is a separate taxable entity. CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities and Emerging Markets Equity Funds each intend to elect and each other Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test");
(b) such Fund derive less than 30% of its gross income from the sale or other disposition of any of the following which was held for less than three months:
(i) stock or securities; (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. Asia Growth Fund had approximately $184,000, $5,487,000 and $9,825,000 at January 31, 1997 of capital loss carry forwards expiring in 2002, 2003, and 2004, respectively, for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. The short-short test described above may limit a Fund's ability to use options, forward contracts, and futures transactions as well as its ability to engage in short sales. Moreover, application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     A Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as may occur for CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds, more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If the CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds make this election, its respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by such a Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing the amount it is required to distribute.

     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

TAXABLE U.S. SHAREHOLDERS - DISTRIBUTIONS
=========================================

For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

     Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company may be eligible, for the dividends received deduction for corporations. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by CORE International Equity, International Equity, Asia Growth and Emerging Markets Equity Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

TAXABLE U.S. SHAREHOLDERS - SALE OF SHARES
==========================================

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     Each Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS
=====================

     The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons," (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

STATE AND LOCAL
===============

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                              FINANCIAL STATEMENTS

     The audited financial statements and related Reports of Independent Public Accountants, contained in the 1997 Annual Report of each of the Funds, are incorporated herein by reference into this Additional Statement and attached hereto.


                               OTHER INFORMATION

     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund.

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

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Letter to Shareholders


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Dear Shareholders:

           The U.S. equity market rewarded investors with excellent returns once again in the 12-month period ended January 31, 1997. Most European markets achieved significant gains as well, with several outpacing the U.S., while the performance of Asian markets varied widely. We are pleased to report that most of the Goldman Sachs equity funds performed very well in this generally favorable global equity environment.

U.S. Stocks Continued to Climb Amid Heightened Volatility

           The U.S. stock market surged to record levels during the period under review, rising an impressive 26.3% (as measured by the Standard & Poor's 500 stock index). During 1996, the market advanced in a "staircase" pattern, where notable gains are achieved within a relatively short time and are followed by a period of choppy trading. For example, after a run-up from January through mid-February, market volatility notably increased, as investor sentiment vacillated between two contradictory concerns. With some economic news, investors feared that the economy was growing too quickly, making higher inflation a possibility, while other news caused them to worry that the economy was slowing, putting earnings at risk. In May, investors briefly overcame their fears and sent the market higher, but their concerns quickly re-emerged and caused the market to settle into another choppy trading range that culminated in a sharp sell-off in July.

           By August, sentiment significantly improved when data indicated that earnings growth was more resilient than generally expected and inflation remained under control. Thus reassured, investors propelled stocks to record highs during the second half of the period, with the Dow Jones Industrial Average crossing the 6000 mark for the first time by mid-October. The ascent continued through the end of the period, with the Dow climbing to 7000 by mid-February 1997.

           Though small-cap stocks led the market during the first half of the year, the post-July rally was dominated by large-cap, growth companies. Furthermore, the rally was very narrowly focused, with a handful of large-cap stocks (primarily in the technology, finance and pharmaceutical sectors) contributing substantially to the S&P 500 index's performance for the period.

After a Weak Start, Economic Growth Rebounded, Then Moderated

           When the period began, lackluster consumer spending and the General Motors strike restrained economic growth, but the economy still advanced faster than expected, with first-quarter real GDP growth of 2.0% (annualized). Momentum accelerated even more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter real GDP rose a robust 4.7% (annualized), its highest rate in two years.

           The economy's torrid growth cooled markedly during the third quarter with an annualized real GDP growth of 2.1%, largely due to lackluster consumer spending and a widening U.S. trade deficit. This slowdown proved to be temporary, however, as the economy strengthened from October through December. Fourth-quarter real GDP


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Table of Contents
Introduction/Market Overview.............................................    1
Goldman Sachs Balanced Fund..............................................    4
Goldman Sachs Select Equity Fund.........................................   14
Goldman Sachs Growth and Income Fund.....................................   22
Goldman Sachs Capital Growth Fund........................................   28
Goldman Sachs Small Cap Equity Fund......................................   34
Goldman Sachs International Equity Fund..................................   40
Goldman Sachs Asia Growth Fund...........................................   48
Financial Statements.....................................................   56
Notes to Financial Statements............................................   64
Financial Highlights.....................................................   74
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Letter to Shareholders (continued)

growth was revised to 3.9% (annualized), reflecting a narrowing trade deficit, rising consumer spending and accelerating manufacturing activity. Despite firm growth, underlying inflation remained surprisingly mild. For all of 1996, consumer prices rose only 2.9%. In January 1997, most indicators suggested that the economy would continue to advance.

           The U.S. Federal Reserve cut the Federal funds rate by 25 basis points in January 1996, just prior to the start of the period, in response to generally poor year-end economic conditions. Though stronger than expected growth shifted investor expectations from further Federal Reserve interest rate cuts to potential tightening, the Fed then left rates unchanged. As of January 31, 1997, the Federal funds rate remained at 5.25%.

The Dollar Resumed Its Climb Against the Yen and the Mark Following a Brief July Slide

           During the period under review, the dollar continued to strengthen, rising to a 47-month high against the yen and a 31-month high against the mark. Though the dollar declined briefly in July along with the U.S. stock market, it quickly rebounded in August and continued to rally through the end of the period. The dollar's climb was reflective of several developments, including the relative strength of the U.S. economy, reductions in the budget deficit and controlled inflation. Despite the run-up, Goldman Sachs' economists do not expect a major impact on U.S. growth in 1997, nor do they anticipate a major decrease in exports, as the dollar's effect on U.S. trade flows is relatively small and stretched out over time. Furthermore, domestic demand in Canada and Mexico, which together accounted for nearly one-third of U.S. exports in 1996, is expected to rise.

The International Market Environment: European Equities Performed Well, Japan Declined Sharply and Asian Markets Were Mixed Amid Increased Volatility

           During the period under review, most global economies experienced modest growth, but long-awaited recoveries in Europe and Japan fell short of expectations. In Europe, several major economies, such as Germany and France, continued to be plagued by weaker than expected manufacturing activity and record-high unemployment, while others, such as the U.K., clearly accelerated. In contrast to the mixed economic conditions, most European equity markets performed very well, buoyed by healthy corporate profits. Though the Japanese economy strengthened, equities declined due to concerns regarding the sustainability of earnings growth as well as fears that the newly elected government would delay deregulation. In January 1997, the already weak Japanese market sold off sharply when the government announced an austerity program that was expected to curb growth. In other Asian countries, key elections heightened political uncertainty throughout the region and a marked slowdown in economic growth increased volatility.

Outlook in the U.S.: Economic Growth Is Expected to Continue to Strengthen

           Goldman Sachs' economists expect first-quarter real GDP growth to slow to just under 2.0% (annualized) due to a widening trade deficit. However, this slowdown should not be interpreted as any change in economic fundamentals, as underlying demand remains firm and consumer confidence, income and employment trends continue to support consumer spending. The favorable economic environment of moderate growth and low inflation appears likely to persist in the near term, which could translate to a seventh year of profit growth for U.S. corporations in 1997 and another good year for U.S. equities, though not likely as strong as last year. As always, equity performance can be affected by changes in the economic environment, such as higher than expected inflation, which could lead to a Fed tightening by midyear, or an unforeseen faltering of economic growth.

           After the outstanding performance of the past two years, it is important to maintain realistic expectations from your equity investments. As increased volatility during 1996 demonstrated, equities can go down as well as up. Over the long run, however, stocks have historically outperformed other asset classes, rewarding investors committed to a long-term investment horizon.

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A Major Addition to Our Active Equity Management Team

     We are pleased to announce that we have recently acquired Liberty Investment Management, a Tampa, Florida-based investment advisory firm with an impressive 16-year track record. Liberty's Chief Investment Officer, Herbert Ehlers, and his portfolio management team have assumed primary responsibility for the Goldman Sachs Capital Growth Fund, which they will manage using a "growth at a reasonable price" investment style. The Liberty group adds both breadth and depth to the Goldman Sachs U.S. Active Equity team, and we look forward to working with them.

     In conclusion, thank you for making the Goldman Sachs equity funds part of your long-term financial plan.

Sincerely,

/s/ David B. Ford                      /s/ John P. McNulty

David B. Ford                          John P. McNulty
Co-Head,                               Co-Head,
Goldman Sachs                          Goldman Sachs
Asset Management                       Asset Management

March 3, 1997

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Letter to Shareholders
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Goldman Sachs Balanced Fund


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Objective and Investment Approach

           The Goldman Sachs Balanced Fund seeks to provide investors with a combination of long-term growth of capital and current income by investing in a diversified portfolio that includes both equity and fixed income securities. Under normal market conditions, the fund is expected to maintain an asset mix of 45% to 65% in equity securities, with the remainder (at a minimum 25%) in fixed income securities. The fund's portfolio management team will review the fund's asset mix on a regular basis and adjust it to reflect changes in the economic environment.

           Stocks are selected using a value style, identifying those judged to be inexpensive relative to their expected long-term earnings and ability to pay dividends. We also consider the degree to which a company's management is committed to increasing value for shareholders.

           In the fixed income portion of the portfolio, we actively manage the portfolio within a risk-controlled framework. We seek to minimize interest rate risk relative to the portfolio's benchmark, and focus on seeking to add value through sector selection, security selection and yield curve strategies.

Performance Review: Equity, Fixed Income and Asset Allocation Contributed to Strong Results


                                   Fund Total Return
                                     (based on net     Benchmark
                                     asset value)    Total Return+
                                     ------------    -------------
 Class A (1/31/96 - 1/31/97)*           18.59%          15.51%
 Class B (5/1/96 - 1/31/97)*            16.22%          14.99%


* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

+ The benchmark is a combination of the S&P 500 stock index (weighted at 55%) and the Lehman Brothers Aggregate Bond Index (weighted at 45%).

           We are pleased to report that during the period under review, the fund's Class A and Class B shares outperformed the benchmark. In addition, the fund's Class A shares ranked within the top 15% of the Lipper balanced fund category (35th of 281) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked because they did not exist during the full year.)

           The equity and fixed income portions of the fund both performed favorably, with equity investments contributing most to fund results. In addition, our asset allocation decisions also benefited performance. During the spring of 1996, we reduced the fund's equity weightings in favor of fixed income investments, which worked in its favor when equities fell sharply in July. In October, we increased the fund's equity weighting, just prior to a significant rally in the stock market. As of January 31, 1997, the fund's asset mix based on net assets was 54% in equities, 42% in fixed income and the remainder in cash equivalents.

Best Performing Equity Investments Included Technology, Finance and Energy
Stocks

           The fund's best performing stocks came from a wide range of industries, particularly technology, finance and energy. Technology holdings that performed well included Intel Corp., the dominant microprocessor manufacturer, which we sold after it climbed sharply due to stronger than expected personal computer sales and reached our target price, and Avnet, Inc., the second largest distributor of semiconductors and other electronic components. In the financial sector, BankAmerica Corp. increased its focus on aggressive capital management, and NationsBank Corp. began to realize the benefits of cost cuts. Top-performing energy-related investments were Tosco Corp., an oil refiner and distributor, which continued its ambitious acquisition strategy, and Texaco Inc., which benefited from higher petroleum prices and a successful restructuring program. Disappointing performers included three companies that suffered from

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overcapacity in their respective industries: Georgia-Pacific Corp. and Stone Container Corp., both manufacturers of paper products, and Geon Corp., a manufacturer of polyvinyl chloride.

           One of the fund's new investments was Unicom Corp., an electric utility that operates 12 nuclear units at six sites. Unicom generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-term prospects. During the period, we sold several stocks after they appreciated and reached our price targets, including Anheuser-Busch Co., Inc., the world's largest brewer, and Greenpoint Financial Corp., a New York-based thrift.


 Top 10 Equity Holdings as of January 31, 1997

                                                      Percentage of
                                                          Total
 Company                         Line of Business       Net Assets
 Aetna Inc.                      Healthcare                1.9%
                                   Management
 Tenet Healthcare Corp.          Hospitals                 1.9%
 Cigna Corp.                     Insurance                 1.7%
 Lear Corp.                      Autoparts/Original        1.7%
                                   Equipment
 Brunswick Corp.                 Pleasure                  1.7%
                                   Boats/Marine
                                   Engines
 Goodyear Tire & Rubber Co.      Tire and Rubber           1.6%
                                   Products
 Dean Witter Discover & Co.      Financial Services        1.6%
 Avnet, Inc.                     Electronic                1.5%
                                   Components
                                   Distributor
 Philip Morris Companies,        Tobacco and Food          1.5%
   Inc.                            Products
 Owens-Illinois, Inc.            Packaging                 1.5%


Corporate and Emerging Market Debt Sectors Led the Fund's Fixed Income
Performance

           The fixed income sectors that contributed most to the fund's performance were its corporate bond holdings and emerging market debt securities. Corporate bonds benefited when many companies reported positive earnings growth throughout the period. Emerging market debt was one of the fund's smaller allocations during the year but performed extremely well due to positive emerging country credit trends and supportive cash flows resulting from global investors' persistent search for incremental yield. In addition, the fund's investments in the mortgage and asset-backed sectors also performed well, reflecting healthy investor demand.

           The fund's largest fixed income allocation was mortgage-backed securities (MBS), which accounted for a 12.9% position in terms of total net assets, up from 10.0% a year ago. The MBS sector fared particularly well during the first half of the period, when interest rates rose and prepayment fears abated. We gradually trimmed the fund's exposure in the corporate bond sector to 9.8%, down from 13.2% a year ago, as it became more fully valued. The fund's asset-backed securities (ABS) weighting was 4.8%, and they continued to offer incremental yield over similar duration Treasuries. U.S. Treasuries, with an 8.5% allocation, were used together with futures to manage the fund's interest rate risk. Finally, 3.3% of the fund was invested in emerging market debt, where we stressed higher credit, short-duration bonds, and 0.7% was invested in government agency securities.

Outlook

           We believe that, overall, the stock market is moderately overvalued and is therefore unlikely to match the strong return it achieved in 1996. However, it is important to note that even after last year's rally, the fund's equity holdings continue to be attractively valued. We expect that our emphasis on using extensive fundamental research to identify stocks selling below their

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Letter to Shareholders
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Goldman Sachs Balanced Fund (continued)


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intrinsic value will continue to serve us well in 1997's potentially more challenging stock market environment.

           We have a relatively cautious view of the fixed income markets in the coming months due to a possible tightening by the Federal Reserve later in the year, which would impact the prices of fixed income securities. In the MBS market, the pace of mortgage prepayments remains stable, and we continue to identify specific securities that present attractive investment opportunities. We have a moderately optimistic view for the corporate sector, where we will continue to emphasize short-duration bonds that offer attractive incremental yield over Treasuries. Finally, we believe ABS still offer attractive value relative to other similarly rated securities, and we expect new supply to continue to be met with enthusiastic demand.

           Going forward, we will continue to actively allocate the portfolio's asset mix between the equity and fixed income sectors to take advantage of changing market conditions throughout the coming year.


/s/ Ronald E. Gutfleish                             /s/ Jonathan A. Beinner

Ronald E. Gutfleish                                 Jonathan A. Beinner
Senior Portfolio Manager,                           Co-Head,
U.S. Active Equity Value                            U.S. Fixed Income

/s/ G. Lee Anderson                                 /s/ c. Richard Lucy

G. Lee Anderson                                     C. Richard Lucy
Portfolio Manager,                                  Co-Head,
U.S. Active Equity Value                            U.S. Fixed Income

/s/ Eileen A. Aptman                                /s/ Richard H. Buckholz

Eileen A. Aptman                                    Richard H. Buckholz
Portfolio Manager,                                  Portfolio Manager,
U.S. Active Equity Value                            U.S. Fixed Income

March 3, 1997
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Goldman Sachs Balanced Fund
January 31, 1997

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The following graphs show the value as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 index ("S&P 500") and the Lehman Brothers Aggregate Bond Index (LBABI)) are shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                          [LINE GRAPH APPEARS HERE]

           GS Balanced        GS Balanced
             Class A            Class A
         (w/sales charge)   (no sales charge)    LBABI         S&P 500
         ----------------   -----------------    -----         -------
10/12/94       9,450             10,000          10,000         10,000
1/31/95        9,532             10,087          10,233         10,184
1/31/96       12,211             12,922          11,966         14,123
1/31/97       14,488             15,331          12,357         17,842


                                    Class B

                           [LINE GRAPH APPEARS HERE]

           GS Balanced          GS Balanced
             Class B              Class B
        (no redemp. charge)  (w/redemp. charge)    LBABI       S&P 500
        -------------------  ------------------    -----       -------
5/1/96        10,000              10,000           10,000       10,000
1/31/97       11,622              11,122           10,642       12,218

                                         ---------------------------------------
                                               Average Annual Total Return
                                         ---------------------------------------
                                              One Year      Since Inception/(a)/
         ------------------------------- ------------------ -------------------
         Class A, no sales charge              18.59%              20.32%
         ------------------------------- ------------------ -------------------
         Class A, w/sales charge               12.07%              17.41%
         ------------------------------- ------------------ -------------------
         Class B, no redemption charge          N/A                16.22%/(b)/
         ------------------------------- ------------------ -------------------
         Class B, w/redemption charge           N/A                11.22%/(b)/
         ------------------------------- ------------------ -------------------

/(a)/ Class A and B shares commenced operations October 12, 1994 and May 1,
      1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund
January 31, 1997

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Shares        Description                                     Value
====================================================================
Common Stocks--53.0%
Airlines--1.8%
 7,700        AMR Corp.*                                $   619,850
 32,600       Continental Airlines, Inc.*                   908,725
--------------------------------------------------------------------
                                                          1,528,575
--------------------------------------------------------------------
Appliance Manufacturer--0.9%
 28,600       Sunbeam Corp.                                 793,650
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--1.7%
 38,200       Lear Corp.*                                 1,427,725
--------------------------------------------------------------------
Auto/Vehicle--1.0%
 25,600       Ford Motor Co.                                824,400
--------------------------------------------------------------------
Banks--4.5%
 10,300       BankAmerica Corp.                           1,149,738
 5,300        Chase Manhattan Corp.                         490,250
 9,400        Fleet Financial Group, Inc.                   507,600
 9,300        NationsBank Corp.                           1,004,400
 7,400        Republic Bank of New York Corp.               655,825
--------------------------------------------------------------------
                                                          3,807,813
--------------------------------------------------------------------
Chemicals-Commodity--1.1%
 31,400       Geon Co.                                      588,750
 7,600        Union Carbide Corp.                           344,850
--------------------------------------------------------------------
                                                            933,600
--------------------------------------------------------------------
Defense--2.1%
 17,900       McDonnell Douglas Corp.                     1,203,775
 6,200        Northrop Grumman Corp.                        484,375
 1,900        Thiokol Corp.                                 106,400
--------------------------------------------------------------------
                                                          1,794,550
--------------------------------------------------------------------
Department Stores--0.8%
 13,900       Sears Roebuck & Co.                           667,200
--------------------------------------------------------------------
Electric Utilities--2.8%
 5,500        CMS Energy Corp.                              184,250
 43,000       Long Island Lighting Co.                      978,250
 49,600       Unicom Corp.                                1,171,800
--------------------------------------------------------------------
                                                          2,334,300
--------------------------------------------------------------------
Food--1.5%
 40,200       Chiquita Brands International, Inc.           587,925
 4,000        Unilever Inc.                                 658,000
--------------------------------------------------------------------
                                                          1,245,925
--------------------------------------------------------------------
Forest Products--1.1%
 12,400       Georgia Pacific Corp.                         912,950
--------------------------------------------------------------------
Health Suppliers/Services--1.3%
 23,300       Baxter International, Inc.                  1,074,713
--------------------------------------------------------------------
Healthcare Management--3.8%
 20,400       Aetna Inc.                                  1,611,600
 57,800       Tenet Healthcare Corp.*                     1,560,600
--------------------------------------------------------------------
                                                          3,172,200
--------------------------------------------------------------------
Home Builders--1.8%
 18,200       Centex Corp.                                  709,800
 28,200       Lennar Corp.                                  750,825
--------------------------------------------------------------------
                                                          1,460,625
--------------------------------------------------------------------
Insurance-Life--2.5%
 9,500        Cigna Corp.                                 1,440,438
 11,700       Lincoln National Corp.                        627,413
--------------------------------------------------------------------
                                                          2,067,851
--------------------------------------------------------------------
Insurance-Property and Casualty--1.6%
 9,200        Allmerica Financial Corp.                     336,950
 16,100       Partner Re Holding Ltd.                       571,550
 12,700       Tig Holdings, Inc.                            439,738
--------------------------------------------------------------------
                                                          1,348,238
--------------------------------------------------------------------
Integrated Oil--2.6%
 8,100        Atlantic Richfield Co.                      1,071,225
 10,300       Texaco, Inc.                                1,090,513
--------------------------------------------------------------------
                                                          2,161,738
--------------------------------------------------------------------
Logistics/Rail--1.0%
 30,400       Canadian Pacific Ltd.                         824,600
--------------------------------------------------------------------
Logistics/Trucking--1.2%
 39,600       Consolidated Freightways, Inc.              1,004,850
--------------------------------------------------------------------
Oil Refining & Marketing--1.9%
 12,800       Ashland Inc.                                  552,000
 11,300       Tosco Corp.                                 1,000,050
--------------------------------------------------------------------
                                                          1,552,050
--------------------------------------------------------------------
Packaging--1.5%
 52,500       Owens-Illinois Inc.*                        1,246,875
--------------------------------------------------------------------

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The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------


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Shares        Description                                     Value
====================================================================
Common Stocks (continued)
Recreational Products--1.7%
 55,500       Brunswick Corp.                           $ 1,394,438
--------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--0.5%
 13,100       Lehman Brothers Holdings, Inc.                414,288
--------------------------------------------------------------------
Semiconductors & Electronics--1.5%
 20,700       Avnet Inc.                                  1,280,813
--------------------------------------------------------------------
Software--0.5%
 13,800       Autodesk Inc.                                 436,425
--------------------------------------------------------------------
Specialty Finance--1.6%
 34,200       Dean Witter Discover & Co.                  1,303,875
--------------------------------------------------------------------
Steel--1.0%
 20,200       AK Steel Holding Corp.                        813,050
--------------------------------------------------------------------
Supermarkets--2.0%
 56,300       Fleming Companies, Inc.                       907,838
 24,600       Supervalu, Inc.                               759,525
--------------------------------------------------------------------
                                                          1,667,363
--------------------------------------------------------------------
Textiles--1.3%
 27,500       Fruit of The Loom, Inc.*                    1,103,438
--------------------------------------------------------------------
Tire & Other Related Rubber Products--1.6%
 24,000       Goodyear Tire & Rubber Co.                  1,308,000
--------------------------------------------------------------------
Tobacco--2.8%
 4,200        Loews Corp.                                   415,275
 10,700       Philip Morris Companies, Inc.               1,271,963
 12,100       RJR Nabisco, Inc.                             396,275
 8,500        Universal Corp.                               263,500
--------------------------------------------------------------------
                                                          2,347,013
--------------------------------------------------------------------
Total Common Stocks
   (Cost $35,773,086)                                   $44,253,131
====================================================================
Preferred Stocks--0.1%
Media Content--0.1%
 63           Time Warner, Inc. 10.25%                  $    69,064
--------------------------------------------------------------------
Tobacco--0.0%
 3,400        RJR Nabisco, Inc., class C 9.25%               22,525
--------------------------------------------------------------------
Total Preferred Stocks
   (Cost $84,320)                                       $    91,589
====================================================================
Rights--1.1%
Forest Products--0.7%
 42,000       Stone Container Corp. * exp. 08/08/98     $   567,000
Technology Capital Goods--0.4%
 10,800       Teradyne, Inc.* exp. 03/26/00                 333,450
--------------------------------------------------------------------
Total Rights
   (Cost $923,718)                                      $   900,450
====================================================================
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Fixed Income--41.5%

Asset-Backed Securities--4.8%
Airplanes Pass Through Trust Series 1, Class C
$   100,000            8.15%           03/15/19         $   102,655
Asset Securitization Corp., Series 1996, Class A1
    250,000            6.88            11/13/26             249,609
Case Equipment Loan Trust, Series 1995-A, Class A
     74,286            7.30            03/15/02              75,124
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
    140,000            6.23            06/15/03             139,343
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
     74,323            5.80            06/15/02              74,137
Discover Card Master Trust 1994-2, Class A
     70,000            5.83            10/16/04              70,613
Discover Card Master Trust 1996-2, Class A
    110,000            5.70            07/18/05             110,550
Discover Card Master Trust 1996-4, Class A
    740,000            5.86            10/16/13             751,329
Discover Card Master Trust 1996-4, Class B
    420,000            6.03            10/16/13             424,460
Fasco Auto Trust, Series 1996-1
    266,114            6.65            11/15/01             267,223
Fingerhut Master Trust, Series 1996-1, Class A
    200,000            6.45            02/20/02             200,936
Navistar Financial Trust, Series 1995-A, Class A2
    134,590            6.55            11/20/01             135,347
Navistar Financial Trust, Series 1995-b, Class A3
    120,000            6.05            04/15/02             120,000
Sears Credit Account Master Trust, Series 1995-2, Class A
    700,000            8.10            06/15/04             733,026
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
January 31, 1997

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Asset-Backed Securities (continued)
Sears Credit Card Master Trust, Series 1995-3, Class A
$    70,000            7.00%           10/15/04         $    71,268
Standard Credit Card Master Trust, Series 1994-4, Class A
    110,000            8.25            11/07/03             117,322
Standard Credit Card Master Trust, Series 1995-1, Class A
    360,000            8.25            01/07/07             389,135
--------------------------------------------------------------------
Total Asset-Backed Securities
   (Cost $4,019,726)                                    $ 4,032,077
====================================================================
Corporate Bonds--9.8%
Finance Bonds--3.6%
BankAmerica Corp.
$   500,000            7.75%           07/15/02         $   520,600
Capital One Bank
    200,000            8.33            02/10/97             200,056
    250,000            8.13            02/27/98             254,825
Conseco Finance
    120,000            8.70            11/15/26             122,912
Continental Bank
    100,000           12.50            04/01/01             120,501
Countrywide Funding Corp.
    100,000            6.08            07/14/99              99,368
    150,000            8.00            12/15/26             147,029
Edison Mission Energy Funding Corp.
    100,000            6.77            09/15/03              99,852
Fleet Mortgage Group, Inc.
    250,000            6.50            06/15/00             248,888
Golden West Financial Corp.
    200,000           10.25            12/01/00             223,894
Meditrust, Inc.
    120,000            7.82            09/10/26             128,021
Mic Finance Trust
     80,000            8.38            02/01/27              80,442
Olympic Financial Ltd.
     95,000           13.00            05/01/00             107,350
PXRE Cap Trust
     65,000            8.85            02/01/27              65,847
Signet Banking Corp.
$   500,000            9.63%           06/01/99         $   531,870
Washington Real Estate
     55,000            7.13            08/13/03              54,745
--------------------------------------------------------------------
Total Finance Bonds
   (Cost $3,035,271)                                    $ 3,006,200
====================================================================
Industrial Bonds--5.6%
360 Communications Co.
$   195,000            7.13%           03/01/03         $   193,518
Auburn Hills Trust
     90,000           12.00            05/01/20             134,352
Blockbuster Entertainment
     50,000            6.63            02/15/98              49,995
Chelsea GCA Realty
    226,000            7.75            01/26/01             228,362
DVI Equipment Lease Trust
    434,745            6.55            07/10/04             434,605
Ford Motor Credit Co.
     40,000            8.38            01/15/00              42,038
General Motors Acceptance Corp.
    170,000            7.13            05/10/00             173,087
    210,000            5.63            02/05/01             202,810
H + T Master Trust, Class A2
    220,000            8.18            08/15/02             220,000
K Mart Corp.
     40,000            9.55            06/30/98              40,290
     40,000            9.60            09/15/98              40,845
Loewen Group International
     50,000            7.75            10/15/01              50,000
News America Holdings, Inc.
    160,000            7.50            03/01/00             163,784
Northwest Airlines
    217,076            8.97            01/02/15             226,558
NWA
     68,025            8.26            03/10/06              71,149
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Corporate Bonds (continued)
Industrial Bonds (continued)
Oryx Energy Co.
$   245,000            9.50%           11/01/99         $   259,252
RJR Nabisco Inc.
    135,000            8.00            07/15/01             136,184
    160,000            8.63            12/01/02             164,654
Rogers Cablesystems, Inc.
    115,000            9.63            08/01/02             119,600
Tele-Communications, Inc.
    295,000            6.19            09/15/03             292,956
    125,000            9.65            10/01/03             133,951
     20,000            6.82            09/15/10              19,899
Tenet Healthcare Corp.
     60,000            9.63            09/01/02              65,100
Time Warner, Inc.
    375,000            7.45            02/01/98             378,776
    125,000            9.63            05/01/02             139,444
    250,000            7.98            08/15/04             256,243
Tosco Corp.
    110,000            7.00            07/15/00             110,793
U.S. Home Corp.
     70,000            7.95            03/01/01              68,250
USI American Holdings Corp.
     60,000            7.25            12/01/06              58,540
Viacom International
     80,000            9.13            08/15/99              81,800
     95,000           10.25            09/15/01             103,550
--------------------------------------------------------------------
Total Industrial Bonds
   (Cost $4,650,412)                                    $ 4,660,385
====================================================================
Utility Bonds--0.6%
Arkla Inc.
$   250,000            9.20%           12/18/97         $   255,665
Central Maine Power Co.
    100,000            7.38            01/01/99             100,138
    160,000            7.45            08/30/99             159,134
--------------------------------------------------------------------
Total Utility Bonds
   (Cost $521,661)                                      $   514,937
====================================================================
--------------------------------------------------------------------
====================================================================
Total Corporate Bonds
   (Cost $8,207,344)                                    $ 8,181,522
====================================================================
Government Bonds--1.2%
Australia Commonwealth
AUD1,000,000           7.50%           07/15/05         $   769,138
Province of Quebec
$   200,000           13.25            09/15/14             238,976
--------------------------------------------------------------------
Total Government Bonds
   (Cost $1,033,387)                                    $ 1,008,114
====================================================================
Emerging Market Debt--3.3%
Argentina Bocan
$   144,111            5.69%           04/01/01         $   138,490
Asia Pulp and Paper International Finance Co.
    100,000            7.26(a)        04/03/97              98,614
    200,000            8.30            06/28/99             198,118
     90,000           10.25            10/01/00              90,754
Banco De Commercio Exterior
     30,000            8.63            06/02/00              30,979
BCO De Colombia
    110,000            8.63            06/02/00             113,590
Bridas Corp.
    170,000           12.50            11/15/99             181,433
Bridas Corp. Gtd Euro Medium
     60,000            9.50            06/17/99              60,147
Corp. Andina de Fomento
    160,000            7.25            04/30/98             161,774
Emp Ica Soc Contro
    110,000            9.75            02/11/98             111,440
Empresa Col Petroleos
     80,000            7.25            07/08/98              80,566
Financiera Energy Nacional
    230,000            5.88            02/17/98             226,062
     60,000            8.13            04/09/98              60,347
    200,000            8.46            06/19/98             201,876
     80,000            9.38            06/15/06              82,847
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
January 31, 1997

--------------------------------------------------------------------
Principal           Interest           Maturity
 Amount               Rate               Date                 Value
====================================================================
Emerging Market Debt (continued)
Grupo Industrial Durango
$   120,000           12.00%           07/15/01         $   127,978
Grupo Televisa
     20,000           11.38            05/15/03              21,425
Imexsa Export Trust
    100,000           10.13            05/31/03             104,190
Inst Fomento Industrial
    290,000            8.38            07/29/01             295,707
PT Indah Kiat
     50,000            8.88            11/01/00              49,518
Republic of Argentina
     89,600            8.63            04/06/98              90,730
    150,000            5.63            04/01/00              75,600
Sampoerna International
     50,000            8.38            06/15/06              51,208
YPF Sociedad Anonima
    111,483            7.50            10/26/02             113,132
--------------------------------------------------------------------
Total Emerging Market Debt
   (Cost $2,710,872)                                    $ 2,766,525
====================================================================
Government Agency Obligations--0.7%
Federal National Mortgage Association
$   520,000            8.50%           02/01/05         $   545,917
--------------------------------------------------------------------
Total Government Agency Obligations
   (Cost $566,963)                                      $   545,917
====================================================================
Mortgage Backed Obligations--12.9%
Federal Home Loan Mortgage Corp.
$ 2,000,000            7.50%           TBA-30yr/(b)/    $ 2,003,740
Federal National Mortgage Association
  2,000,000            8.00            TBA-30yr/(b)/      2,042,500
  1,000,000            6.50            TBA-15yr/(b)(d)/     990,930
     95,702            8.50            09/01/06/(d)/        100,068
    119,291            8.50            03/01/07/(d)/        124,733
    677,419            8.50            03/01/10/(d)/        707,985
  1,000,000            3.50            05/25/19             869,370
====================================================================
Government National Mortgage Association
$ 1,000,000            7.50%           TBA-30yr/(b)/    $ 1,002,180
    963,086            7.50            05/15/23             969,404
  1,005,709            7.00            07/15/23             990,311
  1,000,000            7.00            08/15/23             984,690
--------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $10,687,107)                                   $10,785,911
====================================================================
Sovereign Credit--0.2%
State of Israel
$   150,000             6.38%          12/15/05         $   141,983
--------------------------------------------------------------------
Total Sovereign Credit
   (Cost $139,082)                                      $   141,983
====================================================================
U.S. Treasury Obligations--8.5%
United States Treasury Bonds
$   470,000           12.00%           08/15/13/(d)/    $   666,592
    120,000            8.75            05/15/17/(d)/        144,619
     30,000            8.88            08/15/17              36,595
    580,000            8.75            05/15/20             704,068
    160,000            8.75            08/15/20/(d)/        194,400
    680,000            7.63            02/15/25             743,430
United States Treasury Notes
  1,200,000            6.88            08/31/99           1,223,628
  1,000,000            6.13            07/31/00             999,220
    900,000            7.88            11/15/04             977,202
United States Treasury Principal Only Stripped Securities/(a)/
     80,000            6.03/(a)/       08/15/99              68,774
    740,000            6.55/(a)/       11/15/04/(d)/        447,552
    320,000            6.59/(a)/       05/15/05             186,781
  2,200,000            7.09/(a)/       02/15/19             473,968
    890,000            7.10/(a)/       05/15/20             175,205
--------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $7,102,563)                                    $ 7,042,034
====================================================================

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

--------------------------------------------------------------------
Principal           Interest           Maturity
 Amount               Rate               Date                 Value
====================================================================
Yankee Bonds--0.1%
Korea Electric Power
$    93,927            7.40%           04/01/16         $    93,712
--------------------------------------------------------------------
Total Yankee Bonds
   (Cost $90,825)                                       $    93,712
====================================================================
Total Fixed Income
   (Cost $34,557,869)                                   $34,597,795
--------------------------------------------------------------------
Short-Term Obligations--0.2%
Argentina Treasury Bill
$    40,000            6.00%/(a)/      02/14/97         $    39,896
Banco Nacional de Com
     50,000           10.63            06/23/97              51,291
Republic of Argentina
     90,000            6.29(a)         05/16/97              88,166
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $179,353)                                      $   179,353
====================================================================
Repurchase Agreement--11.0%
Joint Repurchase Agreement Account
$ 9,200,000            5.63%           02/03/97/(d)/    $ 9,200,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $9,200,000)                                    $ 9,200,000
====================================================================
Total Investments
   (Cost $80,718,346)/(c)/                              $89,222,318
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
      value exceeds cost                                $ 9,461,225
   Gross unrealized loss for investments in which
      cost exceeds value                                   (981,857)
--------------------------------------------------------------------
   Net unrealized gain                                  $ 8,479,368
====================================================================

--------------------------------------------------------------------

====================================================================
Futures contracts open at January 31, 1997 are as follows:
                           Number of
                           Contracts     Settlement     Unrealized
          Type              Long(e)        Month        Gain(Loss)
------------------------- ------------ ---------------  -----------
2-Year U.S. Treasury Note        5        March 1997      $(3,438)
10-Year U.S. Treasury Bond      15        March 1997      (25,500)
30-Year U.S. Treasury Bond       2        March 1997       (3,969)
S&P 500 Stock Index              4        March 1997      123,100
-------------------------------------------------------------------
                                                          $90,193
-------------------------------------------------------------------

*     Non-income producing security.
/(a)/ The interest rate disclosed for these securitites represents effective yields to maturity.
/(b)/ TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/ The aggregate cost for federal income tax purposes is $80,742,950.
/(d)/ Portions of these securities are being segregated as collateral for futures contracts, TBA (To Be Assigned) securities, covered short sales and/or mortgage dollar rolls.
/(e)/ Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 10-Year and 30-Year U.S. Treasury Bond contract represents $100,000 in notional par value. Each S&P 500 Stock Index represents $50,000 in notional par value. The total net notional amount and market value at risk are $2,900,000 and $4,463,969, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

     The Goldman Sachs Select Equity Fund is designed to provide investors with a broadly diversified portfolio that can be used as a core holding on which to build an investment program. The fund's investment objective is to provide investors with long-term growth of capital and dividend income through investment in a broadly diversified portfolio of predominantly large-cap and blue-chip equity securities representing all major sectors of the U.S. economy. The fund's mandate is to remain fully invested with industry diversification, capitalization and risk characteristics similar to the aggregate U.S. stock market as represented by the S&P 500 stock index. Therefore, the fund's relative performance compared with the market comes almost exclusively from stock selection within sectors. We believe the fund offers investors an attractive combination of value and growth, without assuming more risk than the broad market.

     The fund employs a disciplined approach that combines fundamental investment research provided by the Goldman Sachs Global Investment Research Department with quantitative analysis generated by the Asset Management Division's proprietary model. Our quantitative system evaluates each stock using many different criteria including valuation measures, growth expectations, earnings momentum and risk. It also objectively analyzes the impact of current economic conditions on different types of stocks. Those stocks ranked highly by both our quantitative model and by Goldman Sachs research are selected for the fund's portfolio.

Performance Review: Quantitative Model Contributed to the Fund's Performance
--------------------------------------------------------------------------------

                                                        Fund Total
                                                          Return        S&P 500
                                                       (based on net     Total
                                                        asset value)     Return
                                                        -----------      ------
 Class A (1/31/96 -1/31/97)*                               23.75%        26.25%
 Class B (5/1/96 -1/31/97)*                                18.59%        22.18%
 Institutional (1/31/96 -1/31/97)*                         24.63%        26.25%
 Service (6/7/96 - 1/31/97)*                               15.92%        18.36%

--------------------------------------------------------------------------------
* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B and Service shares is a cumulative total return (not annualized) from their inception through the end of the period.

     During the period, the fund achieved strong absolute returns, with most of its gains occurring in the second half of the year. When the period began, the fund performed well primarily due to successful stock selection. The Research Department's qualitative ratings were particularly helpful early in the period, when its analysis helped the fund steer clear of underperforming stocks. During the latter half of the year, most of the fund's positive performance came from the Asset Management Division's quantitative model.

     Of the three themes considered by our quantitative model -- value, growth and low-risk -- stocks with value-oriented features, such as low price/earnings ratios, received the highest weighting during most of the period. This emphasis did not work in the fund's favor during the second and third quarters of 1996, when stocks with growth characteristics (strong near-term growth expectations and high price/earnings multiples) outperformed value-oriented stocks. In the fourth quarter, however, our emphasis on value proved to be extremely successful, as stocks with value characteristics soared to record highs and outperformed the other themes by a substantial margin. As a result of this dramatic rebound, value emerged as the dominant investment style for the year.

     Despite the positive results from our quantitative model, the fund underperformed the index because it was

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
unable to keep pace with the dramatic outperformance of the largest 50 stocks, which accounted for a significant portion of the market's gains. In addition, the fund held a slightly higher cash position than usual as the volume of new assets invested in the fund rapidly increased, particularly during the fourth quarter, when the top 50 stocks surged. To address this issue, at the end of 1996 the fund instituted new procedures to ensure that cash balances will be invested more rapidly. Furthermore, we expect that any future market advance will broaden to include stocks beyond the top 50.

     The fund's best performers were large-capitalization stocks from a wide range of sectors, including banks (BankAmerica Corp. and NationsBank Corp.), technology companies (Intel Corp., Microsoft Corp. and IBM Corp.), consumer staples (Procter & Gamble Co.), electrical equipment (General Electric Co.) and tobacco (Philip Morris Companies, Inc.).

     Stocks that fell short of our expectations included some of the fund's utility, telecommunication and oil investments such as Unicom Corp., Airtouch Communications, Inc. and Tenneco, Inc.

Portfolio Composition: Model Increasingly Favored Stocks With Defensive Characteristics

     As of January 31, 1997, the fund held 141 stocks. While its sector exposures were generally in line with the S&P 500 index, the fund was overweighted in electric/gas (5.8% for the fund versus 3.3% for the S&P 500) and energy (10.1% versus 8.0%) and underweighted in consumer nondurables (10.2% versus 12.9%) and telecommunications (3.9% versus 6.3%). These over- and underweightings, as shown in Table II, were the result of the fund's stock selection process and were not a reflection of our economic forecast for specific sectors.

     During the first quarter of 1996, the Fund's quantitative model favored growth characteristics (such as earnings momentum and price momentum) and put a smaller, but still positive, weight on stocks with value or low-risk characteristics (e.g., low beta and low "disappointment" risk). As the year progressed, the fund's strategy became somewhat more defensive as our quantitative model increased its weighting in value and low-risk themes. This shift was triggered by a number of indicators that pointed toward emerging excesses in the equity market: Low cash cushions held by equity mutual funds, the increasing volatility of equity prices, the record-low dividend yields and the divergence in returns between stocks and bonds.

     As a result of our more defensive posture, over the past year we gradually increased the fund's weighting in energy-related companies such as Texaco Inc. and Atlantic Richfield Co., both newcomers to the fund's 10 largest holdings. We also decreased the fund's exposure to consumer noncyclicals, which includes food/agriculture companies (e.g., IBP, Inc. and Kellogg Co.).

     As of the end of the period, the fund's major valuation characteristics were more attractive than the benchmark. These included a lower price/earnings ratio based on 1997 estimated earnings (15.9x versus 17.3x for the S&P 500) as well as a lower price/book ratio (3.0x versus 3.4x). The fund achieved these favorable valuation levels while maintaining growth and risk characteristics in line with those of the S&P 500.

Table I: Top 10 Portfolio Holdings as of 1/31/97
--------------------------------------------------------------------------------

                                                     Percentage of
                                                       Total Net
 Company                      Line of Business           Assets
 General Electric Co.         Electronics                 2.9%
 Intel Corp.                  Semiconductors              2.8%
                                and Electronics
 Exxon Corp.                  Petroleum and               2.2%
                                Natural Gas
 Microsoft Corp.              Computer Software           2.1%
 Texaco Inc.                  Petroleum and               2.0%
                                Natural Gas
 Merck & Co., Inc.            Pharmaceuticals             1.9%
 Atlantic Richfield Co.       Petroleum and               1.7%
                                Natural Gas
 Bristol-Myers Squibb Co.     Pharmaceuticals             1.7%
 Philip Morris Companies,     Tobacco and Food            1.7%
   Inc.                         Products
 Travelers Group, Inc.        Financial Services          1.6%

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)


--------------------------------------------------------------------------------
Table II: Sector Breakout as of 1/31/97
--------------------------------------------------------------------------------

                                         Percentage of
                            Percentage      S&P 500
 Industry Sectors          of Portfolio      Index       Difference
 Finance                       17.8%         16.2%          1.6%
 Consumer Nondurables          10.2%         12.9%         -2.7%
 Energy                        10.1%          8.0%          2.1%
 Health                         9.6%         10.4%         -0.8%
 Technology                     9.3%         10.9%         -1.6%
 Basic Industry                 7.9%          7.1%          0.8%
 Capital Spending               6.5%          5.6%          0.9%
 Electric/Gas                   5.8%          3.3%          2.5%
 Miscellaneous                  4.4%          5.0%         -0.6%
 Retail                         4.3%          3.6%          0.7%
 Telecommunications             3.9%          6.3%         -2.4%
 Consumer Services              3.8%          4.8%         -1.0%
 Consumer Durables              2.6%          2.5%          0.1%
 Aerospace                      1.8%          2.0%         -0.2%
 Transportation                 1.1%          1.4%         -0.3%
 Cash                           1.0%          0.0%          1.0%

--------------------------------------------------------------------------------

Outlook

     Goldman Sachs expects the U.S. equity market to continue to advance in 1997, although returns will likely be more modest than the unusually strong results of 1995 and 1996. In addition, we expect equity gains to broaden beyond the top 50 stocks. In 1997, we will continue to maintain a balanced approach by considering risk, value and growth simultaneously.

However, the relative importance of avoiding riskier stocks has increased in the current market environment, which is likely to result in greater emphasis on defensive stocks with below-average price volatility, attractive valuations and lower possibility of near-term earnings disappointments.


/s/ Robert C. Jones

Robert C. Jones
Senior Portfolio Manager,
Quantitative Equity


/s/ Kent A. Clark

Kent A. Clark
Portfolio Manager,
Quantitative Equity


/s/ Victor H. Pinter

Victor H. Pinter
Portfolio Manager,
Quantitative Equity

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                        Class A

                [LINE GRAPH APPEARS HERE]

           GS Select Eq        GS Select Eq
              Class A             Class A
         (w/sales charge)    (no/sales charge)   S&P 500
         ----------------    ----------------    -------
5/24/91        9,450              10,000          10,000
1/31/92       10,112              10,701          11,092
1/31/93       10,548              11,162          12,266
1/31/94       12,144              12,851          13,846
1/31/95       12,009              12,708          13,919
1/31/96       16,654              17,617          19,306
1/31/97       20,613              21,813          24,390
                             Class B

                     [LINE GRAPH APPEARS HERE]

           GS Select Eq             GS Select Eq
              Class B                  Class B
      (no redemption charge)    (w/redemption charge)     S&P 500
      ----------------------    ---------------------     -------
5/1/96        10,000                   10,000              10,000
1/31/97       11,859                   11,359              12,218
                  Institutional

            [LINE GRAPH APPEARS HERE]

                   GS Select Eq
                Institutional Class     S&P 500
                -------------------     -------
6/15/95                10,000            10,000
1/31/96                12,014            12,029
1/31/97                14,983            15,197
                 Service

         [LINE GRAPH APPEARS HERE]

                   GS Select Eq
                    Serv. Class    S&P 500
                   ------------    -------
6/7/96                10,000        10,000
1/31/97               11,592        11,836

                                ------------------------------------------------
                                          Average Annual Total Return
                                ------------------------------------------------
                                      One Year          Since Inception/(a)/
--------------------------------------------------------------------------------
Class A, no sales charge               23.75%                  14.67%
--------------------------------------------------------------------------------
Class A, w/sales charge                16.98%                  13.54%
--------------------------------------------------------------------------------
Class B, no redemption charge            N/A                   18.59% /(b)/
--------------------------------------------------------------------------------
Class B, w/redemption charge             N/A                   13.59% /(b)/
--------------------------------------------------------------------------------
Institutional Class                    24.63%                  28.04%
--------------------------------------------------------------------------------
Service Class                            N/A                   15.92% /(b)/
--------------------------------------------------------------------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on
      May 24, 1991, May 1, 1996, June 15, 1995 and June 7, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
Goldman Sachs Select Equity Fund
--------------------------------------------------------------------
January 31, 1997
--------------------------------------------------------------------


--------------------------------------------------------------------

Shares         Description                                    Value
--------------------------------------------------------------------
Common Stocks--97.3%

Aerospace--0.8%
 43,600        United Technologies Corp.              $   3,041,100
--------------------------------------------------------------------
Agency/Government--0.9%
 93,800        Federal National Mortgage Assn.            3,705,100
--------------------------------------------------------------------
Agriculture/Heavy Equipment--2.5%
 25,100        Case Corp.                                 1,330,300
 55,500        Caterpillar, Inc.                          4,308,188
 44,100        Conagra, Inc.                              2,227,050
 48,900        Tenneco, Inc.                              1,956,000
--------------------------------------------------------------------
                                                          9,821,538
--------------------------------------------------------------------
Airlines--1.2%
 19,700        AMR Corp.*                                 1,585,850
 38,500        Delta Air Lines, Inc.                      3,041,500
--------------------------------------------------------------------
                                                          4,627,350
--------------------------------------------------------------------
Alcohol--0.2%
 21,600        Anheuser Busch Companies, Inc.               918,000
--------------------------------------------------------------------
Appliance Manufacturer--1.0%
 38,300        Emerson Electric Co.                       3,782,125
--------------------------------------------------------------------
 Auto/Original Equipment Manufacturer--0.3%
 23,100        Cummins Engine, Inc.                       1,215,638
--------------------------------------------------------------------
Auto/Vehicle--1.5%
 25,200        Chrysler Corp.                               878,850
 32,200        Ford Motor Co.                             1,034,425
 70,700        General Motors Corp.                       4,171,300
--------------------------------------------------------------------
                                                          6,084,575
--------------------------------------------------------------------
Bank Holding Companies--0.4%
 26,000        Comerica, Inc.                             1,485,250
--------------------------------------------------------------------
Banks--6.0%
 33,550        Banc One Corp.                             1,522,331
 48,000        Bank of New York, Inc.                     1,758,000
 46,400        BankAmerica Corp.                          5,179,400
 12,900        Chase Manhattan Corp.                      1,193,250
 25,800        Citicorp                                   3,002,475
 28,500        First Bank System, Inc.                    2,166,000
 34,400        First Chicago Corp.                        1,965,100
  6,400        First Union Corp.                            535,200
 48,400        NationsBank Corp.                          5,227,200
  4,500        Wells Fargo & Company                  $   1,371,375
--------------------------------------------------------------------
                                                         23,920,331
--------------------------------------------------------------------
Beverages--1.6%
 41,900        Coca Cola Co.                              2,424,963
 115,300       Pepsico, Inc.                              4,021,088
--------------------------------------------------------------------
                                                          6,446,051
--------------------------------------------------------------------
Business Services--0.2%
 19,100        Automatic Data Processing, Inc.              790,263
--------------------------------------------------------------------
Chemicals-Commodity--2.1%
 46,000        Dow Chemicals Co.                          3,547,750
 20,600        Du Pont EI de Nemours                      2,258,275
 68,900        Monsanto Co.                               2,609,588
--------------------------------------------------------------------
                                                          8,415,613
--------------------------------------------------------------------
Chemicals-Specialty--1.0%
 37,800        Allied Signal, Inc.                        2,655,450
 27,700        Morton International, Inc.                 1,125,313
--------------------------------------------------------------------
                                                          3,780,763
--------------------------------------------------------------------
Commercial Services--0.3%
 32,500        Interim Services, Inc.*                    1,178,125
--------------------------------------------------------------------
Communications Services Companies--1.5%
 75,500        Airtouch Communications, Inc.*             1,953,563
 96,100        Sprint Corp.                               3,916,075
--------------------------------------------------------------------
                                                          5,869,638
--------------------------------------------------------------------
Communications Technology--0.8%
 37,403        Lucent Technologies, Inc.                  2,029,113
 15,200        Motorola Inc.                              1,037,400
--------------------------------------------------------------------
                                                          3,066,513
--------------------------------------------------------------------
Computers--0.9%
 65,200        Hewlett Packard Co.                        3,431,150
--------------------------------------------------------------------
Computers & Peripherals--3.7%
 45,400        Cisco Systems, Inc.*                       3,166,650
 35,000        Compaq Computer Corp.*                     3,040,625
 20,300        Eastman Kodak Co.                          1,761,025
 33,400        International Business Machines            5,252,150
 51,100        Sun Microsystems, Inc.*                    1,622,425
--------------------------------------------------------------------
                                                         14,842,875
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------

Shares         Description                                    Value
--------------------------------------------------------------------
Common Stocks (continued)
Construction/Environmental Services--0.2%
 13,300        Armstrong World Industries, Inc.       $     944,300
--------------------------------------------------------------------
Consumer Staples--3.4%
 51,700        American Home Products Corp.               3,276,488
 13,300        Clorox Co.                                 1,577,713
 60,200        Gillette Co.                               4,906,300
 33,400        Procter & Gamble Co.                       3,857,700
--------------------------------------------------------------------
                                                         13,618,201
--------------------------------------------------------------------
Defense--1.4%
 5,400         Boeing Co.                                   578,475
 17,700        McDonnell Douglas Corp.                    1,190,325
 18,500        Textron, Inc.                              1,801,438
 36,800        TRW, Inc.                                  1,867,600
--------------------------------------------------------------------
                                                          5,437,838
--------------------------------------------------------------------
Department Stores--3.2%
 147,400       Dayton Hudson Corp.                        5,545,925
 38,000        Federated Dept. Stores, Inc.*              1,249,250
 18,900        Mercantile Stores Co.                        926,100
 65,700        Sears Roebuck & Co.                        3,153,600
 72,100        Walmart Stores, Inc.                       1,712,375
--------------------------------------------------------------------
                                                         12,587,250
--------------------------------------------------------------------
Electric Utilities--4.7%
 76,300        Duke Power Co.                             3,576,563
 128,700       Edison International, Inc.                 2,750,963
 31,500        Empresa Nacional de Electric ADR           2,071,125
 139,600       Niagara Mohawk Power*                      1,413,450
 57,700        Public Service Company of New Mexico       1,154,000
 92,800        Texas Utilities Co.                        3,758,400
 156,300       Unicom Corp.                               3,692,588
--------------------------------------------------------------------
                                                         18,417,089
--------------------------------------------------------------------
Electrical Equipment Manufacturer--2.9%
 112,200       General Electric Co.                      11,556,600
--------------------------------------------------------------------
Financial Services--0.7%
 53,300        Providian Corp.                            2,871,538
--------------------------------------------------------------------
Food Producers--0.5%
 10,600        CPC International, Inc.                      814,875
 16,400        Ralston Purina Co.                         1,289,450
--------------------------------------------------------------------
                                                          2,104,325
--------------------------------------------------------------------
Forest Products--2.6%
 78,600        Avery Dennison Corp.                       2,878,725
 32,000        Champion International Corp.               1,340,000
 32,600        Georgia Pacific Corp.                      2,400,175
 26,000        International Paper Co.                    1,062,750
 19,700        Mead Corp.                                 1,108,125
 30,700        Weyerhaeuser Co.                           1,396,850
--------------------------------------------------------------------
                                                         10,186,625
--------------------------------------------------------------------
Funeral Services--0.2%
 29,600        Service Corp. International                  858,400
--------------------------------------------------------------------
Gas Distribution & Pipeline--1.2%
 55,600        Columbia Gas Systems, Inc.                 3,620,950
 22,900        Panenergy Corp.                            1,056,263
--------------------------------------------------------------------
                                                          4,677,213
--------------------------------------------------------------------
Health Suppliers/Services--1.3%
 73,200        Johnson & Johnson                          4,218,150
 15,800        Medtronic Inc.                             1,082,300
--------------------------------------------------------------------
                                                          5,300,450
--------------------------------------------------------------------
Healthcare Management--0.8%
 55,800        Columbia HCA Healthcare                    2,204,100
 38,300        Manor Care, Inc.                             976,650
--------------------------------------------------------------------
                                                          3,180,750
--------------------------------------------------------------------
Information Management--0.7%
 114,100       Dun & Bradstreet Corp.                     2,738,400
--------------------------------------------------------------------
Insurance Brokers & Other Insurance--0.3%
 24,600        Exel Insurance Ltd.                        1,042,425
--------------------------------------------------------------------
Insurance-Life--2.6%
 29,100        American General Corp.                     1,160,363
 18,700        Cigna Corp.                                2,835,388
 122,933       Travelers Group,  Inc.                     6,438,616
--------------------------------------------------------------------
                                                         10,434,367
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)
January 31, 1997


--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Insurance-Property and Casualty--2.2%
 25,956        Allstate Corp.                         $   1,706,607
 36,850        American International Group, Inc.         4,463,456
 68,500        Safeco Corp.                               2,603,000
--------------------------------------------------------------------
                                                          8,773,063
--------------------------------------------------------------------
Integrated Oil--11.1%
 22,100        Amoco Corp.                                1,922,700
 51,800        Atlantic Richfield Co.                     6,850,550
 84,300        Exxon Corp.                                8,735,574
 46,800        Kerr McGee Corp.                           3,217,500
 17,200        Mobil Corp.                                2,257,500
 52,000        Norsk Hydro ADR                            2,925,000
 32,000        Phillips Petroleum Co.                     1,412,000
 26,600        Royal Dutch Petroleum ADR                  4,615,100
 75,700        Texaco, Inc.                               8,014,738
 97,300        Unocal Corp.                               4,098,763
--------------------------------------------------------------------
                                                         44,049,425
--------------------------------------------------------------------
Investment Brokers & Managers--2.7%
 52,500        Merrill Lynch Co.                          4,423,125
 38,300        Morgan Stanley Group, Inc.                 2,187,888
 76,900        Salomon, Inc.                              4,248,725
--------------------------------------------------------------------
                                                         10,859,738
--------------------------------------------------------------------
Local Phone Companies--2.3%
 53,600        Ameritech Corp.                            3,202,600
 67,100        GTE Corp.                                  3,153,700
 104,900       Worldcom, Inc.*                            2,635,613
--------------------------------------------------------------------
                                                          8,991,913
--------------------------------------------------------------------
Machinery and Equipment--0.6%
 20,100        Dover Corp.                                  994,950
 29,300        Ingersoll-Rand Co.                         1,336,813
--------------------------------------------------------------------
                                                          2,331,763
--------------------------------------------------------------------
Media/Entertainment--1.4%
 41,400        King World Productions, Inc.*              1,619,775
 54,942        Walt Disney Co.                            4,024,502
--------------------------------------------------------------------
                                                          5,644,277
--------------------------------------------------------------------
Nonferrous Metals--1.3%
 15,900        Phelps Dodge Corp.                         1,111,013
 72,800        Tyco International Ltd.                    4,158,700
--------------------------------------------------------------------
                                                          5,269,713
--------------------------------------------------------------------
Office & Business Equipment--0.5%
 36,400        Xerox Corp.                                2,133,950
--------------------------------------------------------------------
Oil & Gas Exploration--0.4%
 31,100        Burlington Resources, Inc.                 1,547,225
--------------------------------------------------------------------
Pharmaceuticals--6.7%
 51,100        Abbott Labs                                2,778,563
 53,100        Bristol Myers Squibb                       6,743,700
 18,600        Eli Lilly & Co.                            1,620,525
 82,100        Merck & Co.                                7,450,575
 23,600        Pfizer, Inc.                               2,191,850
 31,700        Pharmacia & Upjohn, Inc.                   1,180,825
 47,600        Schering Plough Corp.                      3,599,750
 13,800        Warner Lambert Co.                         1,110,900
--------------------------------------------------------------------
                                                         26,676,688
--------------------------------------------------------------------
Recreational Products--0.2%
 29,407        Mattel, Inc.                                 827,072
--------------------------------------------------------------------
Restaurants & Hotels--1.0%
 14,000        HFS, Inc.*                                   980,000
 23,000        ITT Corp.*                                 1,313,875
 40,200        McDonalds Corp.                            1,829,100
--------------------------------------------------------------------
                                                          4,122,975
--------------------------------------------------------------------
Retail--0.7%
 34,100        Home Depot, Inc.                           1,687,950
 29,900        TJX Companies, Inc.                        1,188,525
--------------------------------------------------------------------
                                                          2,876,475
--------------------------------------------------------------------
Retail-Specialty--1.2%
 48,200        Gap, Inc.                                  1,385,750
 49,600        Nike,  Inc.                                3,366,600
--------------------------------------------------------------------
                                                          4,752,350
--------------------------------------------------------------------
Semiconductors & Electronics--2.8%
 67,800        Intel Corp.                               11,000,550
--------------------------------------------------------------------
Software--2.7%
 33,350        Computer Associates International,
               Inc.                                       1,513,256
 79,900        Microsoft Corp.*                           8,149,800
 24,600        Oracle Corp.*                                956,325
--------------------------------------------------------------------
                                                         10,619,381
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Supermarkets--0.9%
 63,300        Great A&P Tea Co., Inc.                $   1,978,125
 31,200        Safeway, Inc.*                             1,489,800
--------------------------------------------------------------------
                                                          3,467,925
--------------------------------------------------------------------
Technical Services--0.4%
 22,800        3Com Corp.*                                1,530,450
--------------------------------------------------------------------
Technology Capital Goods--0.7%
 18,800        Applied Materials, Inc.*                     928,250
 22,000        Harris Corp.                               1,674,750
--------------------------------------------------------------------
                                                          2,603,000
--------------------------------------------------------------------
Telecommunications--0.2%
 17,000        Tellabs, Inc.*                               700,188
--------------------------------------------------------------------
Textiles--1.1%
 22,500        Liz Claiborne, Inc.                          947,813
 33,200        Sara Lee Corp.                             1,311,400
 30,800        VF Corp.                                   2,048,200
--------------------------------------------------------------------
                                                          4,307,413
--------------------------------------------------------------------
Tire & Other Related Rubber Products--0.8%
 36,800        BF Goodrich Co.                            1,508,800
 29,800        Goodyear Tire & Rubber Co.                 1,624,100
--------------------------------------------------------------------
                                                          3,132,900
--------------------------------------------------------------------
Tobacco--1.7%
 55,600        Philip Morris Companies, Inc.              6,609,450
--------------------------------------------------------------------
Total Common Stocks
   (Cost $294,916,122)                                $ 385,205,653
====================================================================
Rights--0.9%
Insurance--0.2%
 9,400         MBIA, Inc.,* exp. 12/12/01             $     903,575
--------------------------------------------------------------------
Insurance-Life--0.4%
 36,400        Protective Life Corp.*, exp. 07/13/97      1,442,350
--------------------------------------------------------------------
Specialty Finance--0.3%
 19,100        Beneficial Corp.,* exp. 11/23/97           1,284,475
--------------------------------------------------------------------
Total Rights
   (Cost $2,826,759)                                  $   3,630,400
--------------------------------------------------------------------

Principal
Amount       Description                                     Value
====================================================================
U.S. Treasury Obligations--0.2%
$   841,000  U.S. Treasury Bill
             5.08%, 05/29/97/(b)/                     $     827,118
--------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $827,118)                                    $     827,118
--------------------------------------------------------------------
Repurchase Agreement--0.9%
$ 3,600,000  Joint Repurchase Agreement Account
             5.63%, 02/03/97                          $   3,600,000
--------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $3,600,000)                                  $   3,600,000
--------------------------------------------------------------------
Total Investments
   (Cost $302,169,999)/(a)/                           $ 393,263,171
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $  94,373,749
   Gross unrealized loss for investments in
      which cost exceeds value                           (3,489,045)
--------------------------------------------------------------------
   Net unrealized gain                                $  90,884,704
====================================================================


Futures Contracts open at January 31, 1997 are as follows:

                          Number of
                          Contracts     Settlement    Unrealized
Type                      Long/(c)/     Month         Gain
------------------------- ------------- ------------ ----------------
S&P 500 Stock Index            7        March 1997    $91,800


*  Non-income producing security.

/(a)/The aggregate cost for federal income tax purposes is $302,378,467.

/(b)/Portion of this security is being segregated as collateral for futures contracts.

/(c)/Each S&P 500 Stock Index represents $50,000 in notional par value. The total net notional amount and net market value at risk are $350,000 and $2,756,250, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund

--------------------------------------------------------------------------------
Objective and Investment Approach

        The Goldman Sachs Growth and Income Fund seeks long-term growth of capital and growth of income primarily through investments in a diversified portfolio of common stocks and other equity securities. The fund is managed with a value style, which means we focus on companies whose stocks we believe are inexpensive relative to their expected long-term earnings growth and their ability to pay dividends. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach. Though we are not sector investors, we closely monitor the fund's sector and industry exposures compared with the benchmark in an effort to avoid unintentional over- or underweightings.

Performance Review: The Fund Outperformed the Index...


------------------------------------- ----------------- -----------
                                         Fund Total
                                           Return        S&P 500
                                       (based on net      Total
                                        asset value)      Return
                                        -----------       ------
Class A  (1/31/96 - 1/31/97)*              28.42%         26.25%
Class B  (5/1/96 - 1/31/97)*               22.23%         22.18%
Institutional (6/3/96 - 1/31/97)*          20.77%         19.11%
Service (3/6/96 - 1/31/97)*                23.87%         22.20%
------------------------------------- ----------------- -----------

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B, Institutional and Service shares is a cumulative total return (not annualized) from their inceptions through the end of the period.

        The U.S. stock market continued to soar during the period under review, adding to the impressive performance recorded during the prior year. Most of the market's gains occurred during the latter half of the period, when equities rebounded strongly following a sharp correction in July.

        We are pleased to report that all of the fund's share classes outperformed the S&P 500 stock index during the past fiscal year. Most notably, its Class A shares returned 28.42% (at net asset value) versus 26.25% for the index. During the period, the fund increased its regular quarterly dividend.

 ...And Fared Very Well Relative to Its Peers

        We are proud to announce that for the three-year period ended January 31, 1997, the fund's Class A shares were rated "five stars" (out of 1,858 domestic equity funds) by Morningstar, Inc., an independent mutual fund rating agency. The "five star" designation is Morningstar's highest rating for historical risk-adjusted performance, and is given to mutual funds that Morningstar determines to be in the top 10% of their category.1

         In addition, the fund's Class A shares ranked within the top 10% of the Lipper growth and income category (53rd of 533) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B, Institutional and Service shares

-------------------------

1 Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 1/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. For the one-year period, the Class A shares received four stars and was rated among 2,990 domestic equity funds. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B, Institutional and Service shares have not been rated. Class B, Institutional and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
were not ranked because they did not exist during the full year.)

Financial, Technology and Energy Stocks Were Among the Fund's Best Performers

        The fund's outperformance came from successful stock selection in a wide range of industries, led by finance, its largest sector weighting at 18.0%. Technology and energy investments also did well. In addition, the fund benefited significantly from our decision to limit its exposure in the media and communication sector. Our concerns regarding increased competition between the local exchange and long-distance companies and high valuations in the sector proved to be on target.

        In the financial sector, top performers were BankAmerica Corp. and NationsBank Corp., the country's third and fourth largest banks, respectively. BankAmerica Corp. increased its focus on aggressive capital management, which resulted in its exiting unprofitable businesses and buying back some of its stock. NationsBank Corp. acquired Bank South Corp. and Boatmen's Bancshares, Inc., and investors began to realize the benefits of its cost structure due to its acquisitions over the past few years.

        Technology holdings that performed well included Intel Corp., the dominant microprocessor manufacturer, which was purchased when the sector was depressed due to concerns that the personal computer upgrade cycle had slowed. Intel quickly rebounded when investors recognized the advantages of its dominant market position, and we subsequently sold the stock when it reached our target price. We saw solid gains from Avnet, Inc., the second largest distributor of semiconductors and other electronic components, which we viewed as an inexpensive opportunity to participate in the growth of the technology sector.

        The fund was also well served by a number of its energy-related investments. Tosco Corp., an oil refiner and distributor, more than doubled in price as it continued to consolidate its market position through an ambitious acquisition strategy, and Texaco Inc. benefited from higher petroleum prices and a restructuring program that meaningfully improved profits.

        In addition, several holdings appreciated due to special situations. Our confidence in Long Island Lighting Co., a New York-based utility, which had been shunned by many other investors, was handsomely rewarded when the stock soared after Brooklyn Union Gas Co. made an attractive bid for the company in January. The fund also benefited when McDonnell Douglas Corp., one of our long-term positions, was acquired by Boeing Co. at a very favorable price. Sunbeam Corp., a leading consumer products company, met with an enthusiastic investor response to the aggressive restructuring program initiated by its new CEO.

Paper and Chemical Stocks Were Weak

        Disappointing performers included three companies impacted by overcapacity in their respective industries: Georgia-Pacific Corp. and Stone Container Corp., both manufacturers of paper products, and Geon Corp., a manufacturer of polyvinyl chloride. We continue to have confidence in these companies and expect their prospects to improve over time.

Additional Investments in a Variety of Sectors

        During the period, we added a number of new holdings. These included Dean Witter, Discover & Co., which we viewed as undervalued based on the potential of its broker-dealer/asset management business and its large Discover credit card business. In February 1997, Dean Witter, Discover & Co. announced its intention to merge with investment bank Morgan Stanley. We also invested in Unicom Corp., an electric utility that operates 12 nuclear units at six sites. Unicom generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund (continued)

--------------------------------------------------------------------------------

term prospects. Also notable was our decision to increase the fund's position in Tenet Healthcare Corp., a long-term holding, based on its prospects for improved efficiencies resulting from the integration of its acquisition of OrNda Healthcorp., a for-profit hospital chain.

Sales Included Several Financial and Technology Positions

           We sold several stocks after they appreciated and reached our price targets. These included Anheuser-Busch Co., Inc., the world's largest brewer, which reported strong earnings; Greenpoint Financial Corp., which benefited from increased investor appreciation of the value of its "no-documentation--low-documentation" mortgage franchise; and technology holdings Compaq Computer Corp. and Intel Corp.


--------------------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                      Percentage
                                                     of Total Net

 Company                       Line of Business         Assets
 Aetna Inc.                    Healthcare Service        3.3%
                                 Provider
 Tenet Healthcare Corp.        Hospitals                 3.3%
 Lear Corp.                    Autoparts/Original        3.0%
                                 Equipment
 Cigna Corp.                   Insurance                 2.9%
 Brunswick Corp.               Pleasure                  2.9%
                                 Boats/Marine
                                 Engines
 Dean Witter, Discover & Co.   Financial Services        2.8%
 Goodyear Tire & Rubber Co.    Tire and Rubber           2.8%
                                 Products
 Philip Morris Companies,      Tobacco and Food          2.7%
   Inc.                          Products
 Avnet, Inc.                   Electronic                2.7%
                                 Components
                                 Distributor
 BankAmerica Corp.             Commercial Bank           2.6%

--------------------------------------------------------------------

Outlook

           As we enter the seventh year of a bull market for U.S. equities, we view the market as moderately overvalued and therefore unlikely to match the strong return it achieved in 1996. In this environment, it is particularly noteworthy that the fund's holdings continue to be attractively valued even after last year's rally. Our focus on undervalued stocks and extensive fundamental research will continue to be extremely important in the more challenging market we anticipate ahead.


/s/ Ronald E. Gutfleish                                /s/ G. Lee Anderson
------------------------                               -------------------------
Ronald E. Gutfleish                                    G. Lee Anderson
Senior Portfolio Manager,                              Portfolio Manager,
U.S. Active Equity Value                               U.S. Active Equity Value



                                /s/ Eileen A. Aptman
                                --------------------
                                Eileen A. Aptman
                                Portfolio Manager,
                                U.S. Active Equity Value

March 3, 1997

-------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
January 31, 1997

-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                             Class A

                    [LINE GRAPH APPEARS HERE]

            GS Growth & Inc      GS Growth & Inc
               Class A              Class A
           (w/sales charge)     (no sales charge)     S&P 500
           ----------------     -----------------     -------
2/5/93         $ 9,450              $10,000           $10,000
1/31/94         10,686               11,308            11,073
1/31/95         11,110               11,757            11,132
1/31/96         14,716               15,573            15,436
1/31/97         18,911               20,012            19,501
                             Class B

                    [LINE GRAPH APPEARS HERE]

            GS Growth & Inc        GS Growth & Inc
               Class B                Class B
           (no redemp charge)     (w/redemp charge)    S&P 500
           ------------------     -----------------    -------
5/1/96        $10,000                $10,000           $10,000
1/31/97        12,223                 11,723            12,218

              Institutional

        [LINE GRAPH APPEARS HERE]

           GS Growth & Inc
         Institutional Class     S&P 500
         -------------------     -------
6/3/96        $10,000            $10,000
1/31/97        12,077             11,911

                 Service

        [LINE GRAPH APPEARS HERE]

           GS Growth & Inc
            Service Class     S&P 500
           ---------------    -------
3/6/96        $10,000         $10,000
1/31/97        12,387          12,220

                                    --------------------------------------------
                                              Average Annual Total Return
                                    --------------------------------------------
                                          One Year         Since Inception /(a)/
--------------------------------------------------------------------------------
Class A, no sales charge                   28.42%                  18.98%
--------------------------------------------------------------------------------
Class A, w/sales charge                    21.39%                  17.31%
--------------------------------------------------------------------------------
Class B, no redemption charge               N/A                    22.23% /(b)/
--------------------------------------------------------------------------------
Class B, w/redemption charge                N/A                    17.23% /(b)/
--------------------------------------------------------------------------------
Institutional Class                         N/A                    20.77% /(b)/
--------------------------------------------------------------------------------
Service Class                               N/A                    23.87% /(b)/
--------------------------------------------------------------------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on
      February 5, 1993, May 1, 1996, June 3, 1996 and March 6, 1996,
      respectively.

/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
January 31, 1997


-------------------------------------------------------------------

Shares           Description                                  Value
===================================================================
Common Stocks--93.2%

Airlines--3.2%
 96,100        AMR Corp.*                             $   7,736,050
 463,600       Continental Airlines, Inc.*               12,980,800
-------------------------------------------------------------------
                                                         20,716,850
-------------------------------------------------------------------
Appliance Manufacturer--1.9%
 440,900       Sunbeam Corp.                             12,234,975
-------------------------------------------------------------------
Auto/Original Equipment Manufacturer--3.0%
 512,800       Lear Corp.*                               19,165,900
-------------------------------------------------------------------
Auto/Vehicle--2.0%
 394,800       Ford Motor Co.                            12,682,950
-------------------------------------------------------------------
Banks--8.3%
 146,600       BankAmerica Corp.                         16,364,225
 64,900        Chase Manhattan Corp.                      6,003,250
 117,800       Fleet Financial Group Inc.                 6,361,200
 146,900       NationsBank Corp.                         15,865,200
 96,500        Republic of New York Corp.                 8,552,313
-------------------------------------------------------------------
                                                         53,146,188
-------------------------------------------------------------------
Chemicals-Commodity--2.0%
 439,800       Geon Co.                                   8,246,250
 97,400        Union Carbide Corp.                        4,419,525
-------------------------------------------------------------------
                                                         12,665,775
-------------------------------------------------------------------
Defense--3.4%
 225,100       McDonnell Douglas Corp.                   15,137,975
 79,800        Northrop Grumman Corp.                     6,234,375
 6,300         Thiokol Corp.                                352,800
-------------------------------------------------------------------
                                                         21,725,150
-------------------------------------------------------------------
Department Stores--1.6%
 207,700       Sears Roebuck & Co.                        9,969,600
-------------------------------------------------------------------
Electric Utilities--5.1%
 95,100        CMS Energy Corp.                           3,185,850
 641,400       Long Island Lighting Co.                  14,591,850
 632,300       Unicom Corp.                              14,938,088
-------------------------------------------------------------------
                                                         32,715,788
-------------------------------------------------------------------
Food--2.8%
 582,200       Chiquita Brands International, Inc.        8,514,675
 58,400        Unilever Inc.                              9,606,800
-------------------------------------------------------------------
                                                         18,121,475
-------------------------------------------------------------------
Forest Products--1.9%
 161,500       Georgia Pacific Corp.                     11,890,438
-------------------------------------------------------------------
Health Suppliers/Services--2.0%
 280,800       Baxter International, Inc.                12,951,900
-------------------------------------------------------------------
Healthcare Management--6.6%
 266,400       Aetna Inc.                                21,045,600
 768,500       Tenet Healthcare Corp.*                   20,749,500
-------------------------------------------------------------------
                                                         41,795,100
-------------------------------------------------------------------
Home Builders--3.1%
 232,800       Centex Corp.                               9,079,200
 388,500       Lennar Corp.                              10,343,813
-------------------------------------------------------------------
                                                         19,423,013
-------------------------------------------------------------------
Insurance-Life--4.3%
 123,600       Cigna Corp.                               18,740,850
 166,200       Lincoln National Corp.                     8,912,475
-------------------------------------------------------------------
                                                         27,653,325
-------------------------------------------------------------------
Insurance-Property & Casualty--1.4%
 16,100        Integon Corp.                                223,388
 237,600       Partner Re Holding Ltd.                    8,434,800
-------------------------------------------------------------------
                                                          8,658,188
-------------------------------------------------------------------
Integrated Oil--4.8%
 121,400       Atlantic Richfield Co.                    16,055,150
 138,900       Texaco, Inc.                              14,706,038
-------------------------------------------------------------------
                                                         30,761,188
-------------------------------------------------------------------
Logistics/Rails--1.8%
 415,700       Canadian Pacific Ltd.                     11,275,863
-------------------------------------------------------------------
Logistics/Trucking--2.0%
 512,100       Consolidated Freightways, Inc.            12,994,538
-------------------------------------------------------------------
Oil Refining & Marketing--3.6%
 187,700       Ashland Inc.                               8,094,563
 166,800       Tosco Corp.                               14,761,800
-------------------------------------------------------------------
                                                         22,856,363
-------------------------------------------------------------------
Packaging--2.5%
 661,600       Owens Illinois Corp.*                     15,713,000
-------------------------------------------------------------------
Recreational Products--2.9%
 724,800       Brunswick Corp.                           18,210,600
-------------------------------------------------------------------
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------



-------------------------------------------------------------------

Shares           Description                                  Value
-------------------------------------------------------------------
Common Stocks (continued)
Security and Commodity Brokers, Dealers and Services--1.0%
 195,900       Lehman Brothers Holdings, Inc.         $   6,195,338
-------------------------------------------------------------------
Semiconductors & Electronics--2.7%
 275,100       Avnet, Inc.                               17,021,813
-------------------------------------------------------------------
Software--1.1%
 214,300       Autodesk, Inc.                             6,777,238
-------------------------------------------------------------------
Specialty Finance--2.8%
 470,200       Dean Witter Discover & Co.                17,926,375
-------------------------------------------------------------------
Steel--1.6%
 251,600       AK Steel Holding Corp.                    10,126,900
-------------------------------------------------------------------
Supermarkets--3.4%
 726,500       Fleming Companies, Inc.                   11,714,813
 316,700       Supervalu, Inc.                            9,778,113
-------------------------------------------------------------------
                                                         21,492,926
-------------------------------------------------------------------
Textiles--2.4%
 374,400       Fruit of The Loom, Inc.*                  15,022,800
-------------------------------------------------------------------
Tire & Other Related Rubber Products--2.8%
 320,900       Goodyear Tire & Rubber Co.                17,489,050
-------------------------------------------------------------------
Tobacco--5.2%
 63,700        Loews Corp.                                6,298,338
 144,700       Philip Morris Companies, Inc.             17,201,204
 187,480       RJR Nabisco, Inc.                          6,139,970
 115,600       Universal Corp.                            3,583,600
-------------------------------------------------------------------
                                                         33,223,112
-------------------------------------------------------------------
Total Common Stocks
   (Cost $465,569,279)                                $ 592,603,719
===================================================================
Preferred Stocks--0.6%
Food--0.3%
 44,600        Chiquita Brands International, Inc.
               Convertible, 5.75%                     $   2,073,900
-------------------------------------------------------------------
Tobacco--0.3%
 287,100       RJR Nabisco, Inc., Class C 9.25%           1,902,038
-------------------------------------------------------------------
Total Preferred Stocks
   (Cost $3,843,410)                                  $   3,975,938
===================================================================
Rights--2.0%
Forest Products--1.2%
 579,100       Stone Container Corp.,* exp.
               08/08/98                               $   7,817,850
-------------------------------------------------------------------
Technology Capital Goods--0.8%
 166,300       Teradyne, Inc.,* exp. 03/26/00             5,134,513
-------------------------------------------------------------------
Total Rights
   (Cost $13,294,493)                                 $  12,952,363
===================================================================
Repurchase Agreements--4.2%
-------------------------------------------------------------------
$ 26,800,000  Joint Repurchase Agreement Account
              5.63%, 02/03/97                         $  26,800,000
-------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $26,800,000)                                 $  26,800,000
===================================================================


Contracts         Description                              Value
===================================================================
Options*--0.4%
 1,340         S & P 500 Index Put, Strike 750
               exp. 06/97                             $   2,244,500
 1,439         S & P 500 Index Put, Strike 700
               exp. 03/97                                   377,738
-------------------------------------------------------------------
Total Options
   (Cost $4,105,525)                                  $   2,622,238
===================================================================
Total Investments
   (Cost $513,612,707)/(a)/                           $ 638,954,258
===================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
      value exceeds cost                               $136,933,045
   Gross unrealized loss for investments in which
      cost exceeds value                                (11,607,531)
-------------------------------------------------------------------
 Net unrealized gain                                   $125,325,514
===================================================================

*    Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $513,628,744. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

    The Goldman Sachs Capital Growth Fund seeks long-term growth of capital primarily through investments in a portfolio of large-capitalization stocks. We use extensive fundamental research to identify companies in a diversified range of industries that we believe offer attractive growth potential at a reasonable price.

    The fund's investment management team believes that wealth is created through the long-term ownership of growing businesses. As such, we view each stock purchase as if we were buying the entire business. To implement this investment strategy, we focus on growing companies with characteristics such as strong brand franchises, dominant market share, recurring revenue, product pricing flexibility, long product life cycles, high returns on invested capital, high profit margins, strong free cash flow, excellent management and favorable long-term prospects. Finally, we will buy a stock meeting our rigorous criteria only if it trades at a reasonable discount to the company's intrinsic value.

Performance Review:  Fund Achieved Strong Results

--------------------------------------------------------------------
                                     Fund Total Return    S&P 500
                                       (based on net       Total
                                        asset value)       Return
                                        -----------        ------
 Class A  (1/31/96 - 1/31/97)*             25.97%          26.25%
 Class B  (5/1/96 - 1/31/97)*              19.39%          22.18%
--------------------------------------------------------------------

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

    During the 12-month period ended January 31, 1997, the fund's Class A shares achieved a total return of approximately 26%, in line with the S&P 500 stock index, reflecting the robust equity market, particularly during the second half of the period. The fund's Class B shares also achieved strong absolute results; however, a partial year of only nine months is obviously too short a time frame to meaningfully measure long-term performance.

    We are pleased to report that for the five-year period ended January
31, 1997, the fund's Class A shares were rated "four stars" (out of 1,072 domestic equity funds) by Morningstar, Inc., an independent mutual fund rating agency./1/ In addition, the fund's Class A shares fared well versus its peers in the Lipper growth fund category, placing in the top third (187th out of 685) for the 12-month period and in the top quartile (56th out of 263) for the five-year period, as of January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B shares.)

Top Performers Included Financial, Technology and Defense Stocks

    The fund's best performers during the period came from a variety of sectors, particularly financial services (20.4% of the portfolio), technology (9.1%) and defense/aerospace (3.2%).

 .   Top performers in the financial sector included MBNA Corp. and First USA
Inc., the nation's third and fourth largest credit card issuers, respectively, which both reported better than expected earnings and loan growth. In

--------
/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 1/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Class A shares received three stars for both the three- and one-year periods. The Class A shares were rated among 1,858 and 2,990 domestic equity funds for the three- and one-year periods, respectively. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B shares have not been rated. Class B shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

addition, these companies benefited from continuing industry consolidation, with First USA performing particularly well after Banc One announced that it was acquiring the company. Two of the fund's commercial bank holdings, BankAmerica Corp. and NationsBank Corp., appreciated due to successful cost cutting, strong earnings growth and aggressive capital management, and PartnerRe Holding Ltd., a worldwide provider of catastrophe reinsurance, rose on strong earnings.

 .    Several of our technology holdings also performed well. During the first half of the period, we increased the fund's positions in Intel Corp., the dominant microprocessor manufacturer, and Compaq Computer Corp., the world's largest manufacturer of personal computers, when their prices slumped because of concerns regarding slowing computer sales. This strategy significantly contributed to the fund's performance when computer sales were stronger than expected. We subsequently sold Compaq Computer when it reached our target price but continue to hold Intel, which more than tripled in price during the period.

 .    Consolidation in the defense industry helped two of the fund's long-
standing investments in that sector. McDonnell Douglas Corp. climbed over 50% after the announcement of its proposed merger with Boeing Co., and Northrop Grumman Corp. was buoyed by its purchase of Westinghouse Electric Corp.'s defense electronics businesses.

Specific Paper, Airline and Insurance Stocks Lagged

     Not all of the fund's holdings fulfilled our expectations. For example, Georgia-Pacific Corp., a manufacturer of paper products, suffered from an industry oversupply and a consequent decline in paper and pulp prices; AMR Corp., the holding company of American Airlines, was impacted by concerns regarding competition from discount carriers; and Integon Corp., a provider of automobile insurance, experienced a higher than expected increase in claims and lower earnings.

New Additions in Consumer Product Companies and Pharmaceuticals

     During the period, we initiated several positions that reflect our new emphasis on large-capitalization stocks with world-class franchises and/or strong brand names. For example, we added Procter & Gamble Co., one of the strongest marketers in the U.S. with a stable of brand name products, many of which hold number one or number two positions in their respective markets. Over the past decade, the company has achieved steady growth in revenues and earnings, exactly the type of consistent operating history that we favor. Another recent investment was Coca-Cola Co., a world-class company with four of the five leading carbonated soft drinks -- Coca-Cola, Diet Coke, Sprite and Fanta. With 80% of its business coming from abroad, we expect Coca-Cola's long-term earnings growth to continue as it further penetrates the emerging markets of China, India, Latin America, Southeast Asia, Eastern Europe and Russia.

     Other new positions included pharmaceutical companies Bristol-Myers
Squibb Co., Johnson & Johnson Co. and Pfizer, Inc., which are attractive because of their strong new product flow, huge free cash flow, earnings growth and essentially net debt-free balance sheets. We believe these companies are positioned to be major beneficiaries as the baby boomers age and require more health-related products and services over the coming decades.

Sales Included Several Investments in Cyclical Industries

     During the period, we sold Kirby Corp. and Trinity Industries after we lost confidence in their managements' attempts to improve their competitive positions, and cyclical stocks such as Quanex Corp. and Harnischfeger Industries, Inc. after they were unable to improve their profitability in difficult industry conditions. In contrast, we sold the fund's long-held position in Millipore Corp., an industrial filter producer, after it reached our target price.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund (continued)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 10 Portfolio Holdings as of January 31, 1997

                                                        Percentage
                                                         of Total
 Company                       Line of Business         Net Assets
 First USA, Inc.               Financial Services          4.5%
 Intel Corp.                   Semiconductors and          4.3%
                                 Electronics
 NationsBank Corp.             Commercial Bank             3.4%
 Aetna Inc.                    Healthcare                  3.4%
                                 Management
 Texaco Inc.                   International               3.3%
                                 Integrated Oil
                                 Company
 BankAmerica Corp.             Commercial Bank             3.2%
 Tenet Healthcare Corp.        Hospitals                   3.0%
 Philip Morris Companies,      Tobacco and Food            3.0%
   Inc.                          Products
 Baxter International, Inc.    Medical Supplies            2.9%
 PartnerRe Ltd.                Insurance                   2.7%
--------------------------------------------------------------------

Outlook

           We believe that the global political and economic environments will continue to remain favorable for the financial markets. In our opinion, the outlook for the U.S. stock market is attractive, as we expect it to continue to benefit from low inflation, moderate growth and high levels of consumer confidence. In addition, we anticipate that the equity market will continue to be buoyed as baby boomers increase their savings and 401(k) investment plans grow. To enhance the fund's ability to benefit from the positive investing climate, we expect to continue to diversify the portfolio among industry sectors and increase its holdings of large-cap stocks, with the intention of both providing favorable long-term returns and reducing portfolio risk.

           We want to emphasize that investing is a marathon, not a sprint. Notwithstanding the excellent performance the fund has recently experienced, we have a long-term investment horizon. In a nutshell, we hope to be able to purchase great companies with attractive business characteristics and favorable long-term outlooks, and then patiently hold them for an extended period of time so that their growth compounds.


/s/ Herbert E. Ehlers

Herbert E. Ehlers
Senior Portfolio Manager,
U.S. Active Equity Growth


/s/ Robert G. Collins

Robert G. Collins
Portfolio Manager,

U.S. Active Equity Growth


/s/ Gregory H. Ekizian

Gregory H. Ekizian
Portfolio Manager,
U.S. Active Equity Growth

March 3, 1997

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund
January 31, 1997

-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                           [LINE GRAPH APPEARS HERE]

                           GS Capital Growth    GS Capital Growth
                               Class A              Class A
                           (w/sales charge)     (no sales charge)    S&P 500
                           -----------------    -----------------    -------
4/20/90                         9,450                 10,000          10,000
1/31/91                         9,529                 10,084          10,552
1/31/92                        12,322                 13,040          12,946
1/31/93                        14,542                 15,388          14,316
1/31/94                        16,998                 17,987          16,160
1/31/95                        16,254                 17,200          16,246
1/31/96                        21,203                 22,437          22,528
1/31/97                        26,726                 28,282          28,460

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                              GS Capital Growth   GS Capital Growth
                                   Class B             Class B
                             (no redemp. charge)  (w/redemp. charge)  S&P 500
                             -------------------  ------------------  -------
5/1/96                            $10,000              $10,000        $10,000
1/31/97                            11,939               11,439         12,218

                                ----------------------------------------------
                                           Average Annual Total Return
                                ----------------------------------------------
                                  One Year     Five Year  Since Inception/(a)/
------------------------------------------------------------------------------
Class A, no sales charge           25.97%        16.73%        16.54%
------------------------------------------------------------------------------
Class A, w/sales charge            19.04%        15.42%        15.57%
------------------------------------------------------------------------------
Class B, no redemption charge       N/A           N/A          19.39%/(b)/
------------------------------------------------------------------------------
Class B, w/redemption charge        N/A           N/A          14.39%/(b)/
------------------------------------------------------------------------------

/(a)/Class A and Class B shares commenced operations on April 20, 1990 and
     May 1, 1996, respectively.
/(b)/An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Capital Growth Fund
January 31, 1997

--------------------------------------------------------------------


--------------------------------------------------------------------

Shares           Description                                   Value
====================================================================
Common Stocks--98.9%
Advertising & Marketing--1.8%
 888,900         Valassis Communications, Inc.*       $  16,333,538
--------------------------------------------------------------------
Airlines--1.5%
 176,500         AMR Corp.*                              14,208,250
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--1.6%
 391,900         Lear Corp.*                             14,647,262
--------------------------------------------------------------------
Banks--6.6%
 263,700         BankAmerica Corp.                       29,435,512
 291,500         NationsBank Corp.                       31,482,000
--------------------------------------------------------------------
                                                         60,917,512
--------------------------------------------------------------------
Beverages--2.1%
 155,100         Coca Cola Co.                            8,976,413
 293,800         Pepsico, Inc.                           10,246,275
--------------------------------------------------------------------
                                                         19,222,688
--------------------------------------------------------------------
Commercial Services--0.9%
 226,500         Ecolab Inc.                              8,380,500
--------------------------------------------------------------------
Communications Technology--1.7%
 290,860         Lucent Technologies, Inc.               15,779,155
--------------------------------------------------------------------
Construction/Environmental Services--2.0%
 497,500         WMX Technologies, Inc.                  18,220,938
--------------------------------------------------------------------
Consumer Staples--4.0%
 150,800         Avon Products Inc.                       9,462,700
 109,000         Gillette Co.                             8,883,500
 160,940         Procter & Gamble Co.                    18,588,570
--------------------------------------------------------------------
                                                         36,934,770
--------------------------------------------------------------------
Defense--3.2%
 226,800         McDonnell Douglas Corp.                 15,252,300
 187,500         Northrop Grumman Corp.                  14,648,438
--------------------------------------------------------------------
                                                         29,900,738
--------------------------------------------------------------------
Electric Utilities--1.6%
 669,400         Long Island Lighting Co.                15,228,850
--------------------------------------------------------------------
Electrical Equipment Manufacturer--1.0%
 89,400          General Electric Co.                     9,208,200
--------------------------------------------------------------------
Electronics & Semiconductors--1.5%
 219,700         Avnet Inc.                              13,593,937
--------------------------------------------------------------------
Food--1.8%
 186,500         Nabisco Holdings Corp.                   7,133,625
 160,480         William Wrigley Jr. Co.                  9,327,900
--------------------------------------------------------------------
                                                         16,461,525
--------------------------------------------------------------------
Forest Products--2.2%
 273,500         Georgia Pacific Corp.                   20,136,437
--------------------------------------------------------------------
Health Suppliers/Services--8.4%
 589,600         Baxter International, Inc.              27,195,300
 477,500         Fisher Scientific International, Inc.   20,950,312
 176,400         Johnson & Johnson                       10,165,050
 277,600         Perkin-Elmer Corp.                      19,397,300
--------------------------------------------------------------------
                                                         77,707,962
--------------------------------------------------------------------
Healthcare Management--8.5%
 395,760         Aetna Inc.                              31,265,040
 487,650         Columbia HCA Healthcare                 19,262,175
 1,021,400       Tenet Healthcare Corp.*                 27,577,800
--------------------------------------------------------------------
                                                         78,105,015
--------------------------------------------------------------------
Hotels & Restaurants--1.0%
 169,720         Marriott International, Inc.             9,016,375
--------------------------------------------------------------------
Information Management--1.9%
 241,000         First Data Corp.                         8,676,000
 135,670         Reuters Holdings Corp. ADR               8,665,921
--------------------------------------------------------------------
                                                         17,341,921
--------------------------------------------------------------------
Insurance-Property and Casualty--3.2%
 356,650         Integon Corp.                            4,948,519
 703,800         PartnerRe Holding Ltd.                  24,984,900
--------------------------------------------------------------------
                                                         29,933,419
--------------------------------------------------------------------
Integrated Oil--6.7%
 68,700          Amoco Corp.                              5,976,900
 52,700          Atlantic Richfield Co.                   6,969,575
 90,900          Mobil Corp.                             11,930,625
 41,200          Royal Dutch Petroleum ADR                7,148,200
 284,800         Texaco, Inc.                            30,153,200
--------------------------------------------------------------------
                                                         62,178,500
--------------------------------------------------------------------
Logistics/Rails--1.6%
 556,900         Canadian Pacific Ltd.                   15,105,912
--------------------------------------------------------------------


--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

Shares           Description                                  Value
--------------------------------------------------------------------
Common Stocks (continued)
Media Content--4.6%
 166,200         Gaylord Entertainment Co.            $   4,258,875
 261,800         Knight Ridder, Inc.                     10,046,575
 530,700         Telecommunication Liberty
                 Media Group*                            10,083,300
 237,610         Time Warner Inc.                         9,147,985
 130,400         Walt Disney Co.                          9,551,800
--------------------------------------------------------------------
                                                         43,088,535
--------------------------------------------------------------------
Packaging--1.6%
 614,000         Owens Illinois Corp.*                   14,582,500
--------------------------------------------------------------------
Pharmaceuticals--2.3%
 90,500          Bristol Myers Squibb                    11,493,500
 104,300         Pfizer, Inc.                             9,686,863
--------------------------------------------------------------------
                                                         21,180,363
--------------------------------------------------------------------
Retail Trade--1.0%
 222,600         Walgreen Co.                             9,154,425
--------------------------------------------------------------------
Retail-Department Stores--2.1%
 658,400         Dillard Department Stores, Inc.         19,669,700
--------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--2.0%
 571,000         Lehman Brothers Holdings, Inc.          18,057,875
--------------------------------------------------------------------
Semiconductors & Electronics--4.3%
 247,000         Intel Corp.                             40,075,750
--------------------------------------------------------------------
Specialty Finance & Agency--8.6%
 345,300         Federal National Mortgage Assn.         13,639,350
 828,200         First USA, Inc.                         41,927,625
 683,925         MBNA Corp.                              23,595,413
--------------------------------------------------------------------
                                                         79,162,388
--------------------------------------------------------------------
Specialty Retail--1.0%
 311,900         Service Corp. International              9,045,100
--------------------------------------------------------------------
Technology Capital Goods--1.5%
 286,400         Applied Materials Inc.*                 14,141,000
--------------------------------------------------------------------
Tire & Other Related Rubber Products--2.1%
 362,400         Goodyear Tire & Rubber Co.              19,750,800
--------------------------------------------------------------------
Tobacco--3.0%
 229,400         Philip Morris Companies, Inc.           27,269,925
--------------------------------------------------------------------
Total Common Stocks
   (Cost $661,066,240)                                $ 913,741,765
--------------------------------------------------------------------
--------------------------------------------------------------------
 Principal
 Amount        Description                                     Value
====================================================================
 Repurchase Agreement--2.0%
 $18,300,000   Joint Repurchase Agreement Account
               5.63%, 02/03/97                        $  18,300,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $18,300,000)                                 $  18,300,000
--------------------------------------------------------------------
Total Investments
   (Cost $679,366,240)(a)                             $ 932,041,765
--------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $ 255,377,138
   Gross unrealized loss for investments in
      which cost exceeds value                           (3,163,091)
--------------------------------------------------------------------
   Net unrealized gain                                $ 252,214,047
====================================================================

 *  Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $679,827,718.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
----------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund

----------------------------------------------------------------------

Objective and Investment Approach

           The Goldman Sachs Small Cap Equity Fund's objective is long-term capital appreciation, primarily through investments in equity securities of U.S. companies with market capitalizations of $1 billion or less. The fund is managed using a "business value" approach to investing, which means we look for attractive companies with high or improving returns on capital that we believe can achieve solid, sustainable growth, as well as generate free cash after investing for future growth. This approach differs markedly from many emerging growth small-cap funds that invest in companies with high price-to-earnings multiples solely on the basis of rapid, but frequently unsustainable, growth rates. Using our own rigorous fundamental research, which includes meeting with a company's management and examining a company's competitors, customers and suppliers, we build the fund's portfolio one stock at a time.

Performance Review:  Class A Shares Outperformed the Benchmark and the S&P 500


--------------------------------------------------------------------
                                    Fund Total Return    Russell
                                      (based on net    2000 Total
                                       asset value)       Return
                                       -----------        ------
 Class A  (1/31/96 - 1/31/97)*            27.28%          18.95%
 Class B  (5/1/96 - 1/31/97)*              5.39%           7.32%
--------------------------------------------------------------------

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

        During the period under review, small-cap stocks achieved strong returns but still underperformed large-cap stocks. Small-caps began the period on a strong note, outpacing large-caps from February through May, then gave up their early lead during June and July when the market experienced a sharp correction. While both large-cap and small-cap stocks sold off, small-caps were particularly hard hit. During the latter half of the period, the market surged to record highs, but small-caps trailed their larger peers as investors rushed to participate in the rising market, but hedged their bets by sticking with the largest, most liquid stocks.

        Despite the small-cap sector's waning momentum, we are pleased to report that the fund's Class A shares returned 27.28% (at net asset value), outperforming both its benchmark, the Russell 2000 index (18.95%), and the large-cap S&P 500 stock index (26.25%). In addition, the fund's Class A shares placed in the top third of the Lipper small-company growth fund category (ranking 129th out of 394) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B shares.) The fund's Class B shares also achieved positive returns, but did not fare as well because their inception coincided with the start of a more difficult market environment for small-cap stocks.

        The fund's performance was especially strong during the first half of the period, when a number of its long-held investments performed well. These positions included some companies that had experienced temporary difficulties and rebounded on improving fundamentals, as well as companies that had been relatively undiscovered and garnered increased investor awareness due to continued strong earnings gains. The fund also performed better than the broader market during the summer correction, when expensive, momentum-type stocks were hit harder than those with inexpensive valuations, which the fund typically emphasizes. In contrast, during the second half of the period, stocks with momentum characteristics rebounded, while the types of stocks that the fund stresses did not perform as strongly. In addition, the fund experienced price corrections in several holdings due to earnings volatility.

        The fund's top performers during the period came from a wide variety of industries, with Black Box Corp. and Morningstar Group, Inc. contributing significantly to overall results. Black Box Corp., a catalog marketer of

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
communications and networking products, was the fund's largest holding in the beginning of the period and climbed substantially as it continued to achieve record revenues and profits due to successful direct marketing efforts and new product introductions. The position in Black Box was then sold after it reached our target price. Morningstar Group, Inc., a manufacturer of specialty foods, was the fund's eighth largest holding at the start of the period and nearly tripled in price when it consolidated its market position through internal growth, new product introductions and several attractive acquisitions. The fund has held Morningstar Group for over four years; it is a good example of our willingness to hold strong businesses until the market recognizes their true value.

        Other strong performers included American Safety Razor Co., the leading U.S. manufacturer of private-brand and value-priced shaving blades, which benefited from internal profit enhancement efforts and particularly strong sales of its branded and private-label shaving and personal care products; Movado Group, Inc., the owner of the Movado, Concord and Esquire watch brands, which rebounded due to significant sales growth, new licensing agreements and increased analyst coverage; J. Baker, Inc., a diversified retailer of footwear and apparel, which announced its intention to sell its shoe division in order to focus its resources on its successful "Casual Male Big & Tall" stores; and Nimbus CD International, Inc., a CD and CD-ROM manufacturer that we sold after it rose sharply due to high investor expectations of future DVD (digital video disk) demand. Finally, several financial holdings performed well, such as Horace Mann Educators Co., a provider of property, casualty and life insurance for the educator market, and Terra Nova Bermuda Holdings, a worldwide provider of property casualty insurance and reinsurance.

        Not all of the fund's holdings fulfilled our expectations. Several stocks were hurt by disappointing earnings, although we continue to believe in their long-term prospects. For example, Landstar System, Inc. experienced weakness when the restructuring of its trucking operations from a fixed cost to a variable cost business took longer than expected. In addition, Central Maine Power Co. was impacted by uncertainty in the regulatory environment, and Alpine Lace Brands, Inc., a developer and marketer of cheese products, declined due to an increase in commodity cheese prices. We took advantage of lower prices and increased the fund's positions in all three stocks. In contrast, we liquidated two other underperformers, Musicland Stores Corp. and Levitz Furniture Inc., because their fundamental businesses continued to deteriorate.

Recent Additions

        During the period, we initiated a number of positions that have already contributed to performance. These included Linens 'N Things, Inc., a retailer of home accessories, which was attractively valued versus its key competitor, Bed, Bath and Beyond, and has significant store expansion and margin improvement potential, and Sun Healthcare Group, Inc., a well-managed owner/operator of nursing homes with attractive long-term growth potential. Though Sun Healthcare Group has been temporarily impacted by a government investigation of one of its subsidiaries, we believe this issue is fully reflected in the current stock price. In the technology sector, we added DecisionOne Holdings Corp., the leading independent provider of computer hardware and maintenance support services to U.S. companies. We intend to continue to focus on technology-related service providers and distributors that we believe are positioned to benefit from the expected long-term growth of the sector but are not dependent on the success of any single product or service.

        Other new investments were APS Holding Corp., a distributor of automotive parts, which was depressed by industry- and company-specific issues that we believe to be temporary, and Friedman's, Inc., a retailer of inexpensive jewelry with significant expansion potential and a very low-cost operating strategy. We also added two specialty insurance companies, SCPIE Holdings, Inc. and Symon's International Group, Inc.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund (continued)

--------------------------------------------------------------------------------
Sales Included Several Financial Holdings

        The fund sold several stocks after they appreciated and reached our target prices. These included a number of financial holdings, such as Greenpoint Financial Corp., the leading national lender of "no-documentation--low-documentation" mortgages; Dime Bancorp, Inc., the fifth largest thrift in the U.S.; and Western National Corporation, a marketer of annuity products.


--------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                     Percentage of
                                                       Total Net
 Company                        Line of Business         Assets
 Movado Group, Inc.             Luxury and                5.6%
                                  Affordable Watch
                                  Distributor

 DecisionOne Holdings Corp.     Computer Support          4.9%
                                  Provider

 Sun Healthcare Group, Inc.     Healthcare Services       3.9%
 APS Holding Corp.              Automotive Parts          3.6%
                                  Distributor

 Mariner Health Group, Inc.     Healthcare Services       3.6%
 Groupe AB                      Television                3.5%
                                  Programming
                                  Distributor

 Friedman's, Inc.               Jewelry Retailer          3.5%
 J. Baker, Inc.                 Specialty Apparel         3.5%
 Heritage Media Corp.           Marketing Services        3.4%
                                  Provider
 Linens 'N Things, Inc.         Home Products             3.1%
                                  Retailer
--------------------------------------------------------------------

Outlook

        One of the key factors that will affect equity performance during 1997 will be the continuation of the favorable economic environment of moderate growth and low inflation, which would ensure that both the corporate earnings outlook and the interest rate climate remain hospitable. Small-capitalization stocks as a group currently appear undervalued relative to large-cap stocks and to their own expected earnings potential. We believe that corporate earnings growth will slow somewhat in 1997, and to the extent that smaller companies can achieve better earnings growth than larger companies, they should perform relatively well. The performance of small-caps will particularly depend on investors broadening their focus from the largest, most liquid stocks to smaller, less widely followed issues. We are optimistic regarding the fund's future performance based on the strong earnings growth and the free cash flow we expect from many of our top holdings, as well as from new investments.

/s/ Paul D. Farrell

Paul D. Farrell
Senior Portfolio Manager,
U.S. Active Equity Value

/s/ Matthew B. McLennan

Matthew B. McLennan
Assistant Portfolio Manager,
U.S. Active Equity Value

/s/ Timothy G. Ebright

Timothy G. Ebright
Portfolio Manager,
U.S. Active Equity Growth

March 3, 1997

--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund
January 31, 1997


-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 Index ("S&P 500") and the Russell 2000) are shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                           [LINE GRAPH APPEARS HERE]

               GS Small Cap Class A   GS Small Cap Class A            Russell
                 (w/sales charge)       (no sales charge)    S&P 500    2000
               --------------------   ---------------------  -------  -------
10/22/92            $ 9,450                  10,000          $10,000  $10,000
 1/31/93             11,138                  11,786           10,655   11,733
 1/31/94             14,494                  15,337           12,027   13,914
 1/31/95             11,953                  12,649           12,091   13,078
 1/31/96             12,813                  13,559           16,768   17,010
 1/31/97             16,320                  17,270           21,183   20,242

                                    Class B

                           [LINE GRAPH APPEARS HERE]

               GS Small Cap Class B  GS Small Cap Class B            Russell
               (no redemp. charge)    (w/redemp. charge)    S&P 500   2000
               --------------------  --------------------   -------  -------
5/1/96              $10,000               $10,000           $10,000  $10,000
1/31/97              10,539                10,039            12,218   10,732

                                  -----------------------------------------
                                        Average Annual Total Return
                                  -----------------------------------------
                                       One Year        Since Inception/(a)/
  -------------------------------------------------------------------------
  Class A, no sales charge              27.28%                13.61%
  -------------------------------------------------------------------------
  Class A, w/sales charge               20.27%                12.12%
  -------------------------------------------------------------------------
  Class B, no redemption charge           N/A                  5.39%/(b)/
  -------------------------------------------------------------------------
  Class B, w/redemption charge            N/A                  0.39%/(b)/
  -------------------------------------------------------------------------

/(a)/ Class A and Class B shares commenced operations on October 22, 1992 and May 1, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund
January 31, 1997

--------------------------------------------------------------------



Shares           Description                                  Value
====================================================================
Common Stocks--92.5%
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--3.6%
 777,200         APS Holding Corp.*                   $   7,869,150
--------------------------------------------------------------------
Commercial Products--2.4%
 211,000         Figgie International, Inc. Class A*      2,611,125
 231,400         Figgie International, Inc. Class B*      2,487,550

--------------------------------------------------------------------
                                                          5,098,675
--------------------------------------------------------------------
Commercial Services--1.0%
 539,200         Opinion Research Corp.*                  2,022,000
--------------------------------------------------------------------
Computers & Peripherals--7.5%
 598,700         DecisionOne Holdings Corp.*             10,477,250
 467,100         Multiple Zones International, Inc.*      5,605,200

--------------------------------------------------------------------
                                                         16,082,450
--------------------------------------------------------------------
Consumer Staples--3.8%
 270,700         American Safety Razor Co.*               3,958,987
 389,400         Spartech Corp.                           4,234,725
--------------------------------------------------------------------
                                                          8,193,712
--------------------------------------------------------------------
Electric Utilities--2.2%
 433,900         Central Maine Power Co.                  4,827,137
--------------------------------------------------------------------
Electrical Equipment--2.3%
 240,100         Carbide/Graphite Group*                  5,012,087
--------------------------------------------------------------------
Food--2.3%
 374,600         Alpine Lace Brands, Inc.*                2,341,250
 109,000         Morningstar Group, Inc.*                 2,588,750
--------------------------------------------------------------------
                                                          4,930,000
--------------------------------------------------------------------
Healthcare Management--9.0%
 20,100          Health Systems International, Inc.*        520,088
 798,000         Mariner Health Group, Inc.*              7,780,500
 517,100         Sun Healthcare Group, Inc.*              8,402,875
 146,200         Trigon Healthcare, Inc.*                 2,595,050
--------------------------------------------------------------------
                                                         19,298,513
--------------------------------------------------------------------
Home Furnishing & Services--2.9%
 221,500         Congoleum Corp.*                         3,156,375
 160,900         Synthetic Industries, Inc.*              3,036,988
--------------------------------------------------------------------
                                                          6,193,363
--------------------------------------------------------------------
Insurance Specialty--1.6%
 63,100          Old Republic International Corp.         1,695,812
 83,900          Scpie Holdings, Inc.*                    1,761,900
--------------------------------------------------------------------
                                                          3,457,712
--------------------------------------------------------------------
Insurance-Life--0.3%
 36,000          AmerUs Life Holdings, Inc.*                711,000
--------------------------------------------------------------------
Insurance-Property and Casualty--6.0%
 50,500          Horace Mann Educators Co.                2,158,875
 206,500         IPC Holdings Ltd.                        4,943,094
 92,200          Symons International Group*              1,475,200
 215,800         Terra Nova Bermuda Holdings              4,262,050
--------------------------------------------------------------------
                                                         12,839,219
--------------------------------------------------------------------
Leisure--1.0%
 210,700         Trump Hotels & Casino Resorts,
                 Inc.*                                    2,212,350
--------------------------------------------------------------------
Media Content--9.0%
 596,300         Groupe AB SA ADR*                        7,602,825
 609,800         Heritage Media Corp.*                    7,393,825
 432,300         International Post Ltd.*                 1,729,200
 324,200         Platinum Entertainment, Inc.*            2,674,650
--------------------------------------------------------------------
                                                         19,400,500
--------------------------------------------------------------------
Metal Products--0.5%
 57,200          Doncasters Plc ADR*                      1,122,550
--------------------------------------------------------------------
Packaging--0.7%
 88,100          Shorewood Packaging Corp.*               1,596,813
--------------------------------------------------------------------
Real Estate--0.7%
 73,700          Insignia Financial Group, Inc.*          1,538,487
--------------------------------------------------------------------
Recreation Products--5.6%
 539,200         Movado Group, Inc.                      12,064,600
--------------------------------------------------------------------
Restaurants & Hotels--6.4%
 262,400         IHOP Corp.*                              6,461,600
 399,300         Mortons Restaurant Group, Inc.*          6,438,713
 40,000          Sonic Corp.*                               815,000
--------------------------------------------------------------------
                                                         13,715,313
--------------------------------------------------------------------
Retail Hardgoods--4.7%
 731,000         Brookstone Inc.*                         5,939,375
 290,700         Finlay Enterprises, Inc.*                4,287,825
--------------------------------------------------------------------
                                                         10,227,200
--------------------------------------------------------------------

--------------------------------------------------------------------



--------------------------------------------------------------------


Shares           Description                                  Value
====================================================================
Common Stocks (continued)
Specialty Retail--12.7%
 506,200         Friedmans, Inc.*                      $  7,593,000
 242,000         General Nutrition Companies, Inc.*       4,386,250
 1,500           Hibbett Sporting Goods, Inc.*               24,375
 1,100,400       J. Baker, Inc.                           7,565,250
 87,000          Leslies Poolmart, Inc.*                  1,141,875
 307,200         Linens N'Things, Inc.*                   6,758,400
--------------------------------------------------------------------
                                                         27,469,150
--------------------------------------------------------------------
Telephone Communications--0.3%
 15,400          Telephone & Data Systems, Inc.             587,125
--------------------------------------------------------------------
Textiles--1.6%
 87,800          Samsonite Corp.*                         3,468,100
--------------------------------------------------------------------
Trucking--2.3%
 207,100         Landstar Systems, Inc.*                  4,918,625
--------------------------------------------------------------------
Voice, Video and Data--2.1%
 263,200         Pegasus Communications,  Inc.*           3,224,200
 142,700         Rural Cellular Corp.*                    1,391,325
--------------------------------------------------------------------
                                                          4,615,525
--------------------------------------------------------------------
Total Common Stocks
   (Cost $194,261,908)                                 $199,471,356
====================================================================
Principal
Amount        Description                                     Value
====================================================================
Corporate Bond--0.2%
--------------------------------------------------------------------
$    500,000  J. Baker, Inc.
              7.0%, 06/01/02                           $    412,500
--------------------------------------------------------------------
Total Corporate Bond
   (Cost $498,387)                                     $    412,500
====================================================================
Repurchase Agreement--7.7%
--------------------------------------------------------------------
$16,600,000   Joint Repurchase Agreement Account
              5.63%, 02/03/97                          $ 16,600,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $16,600,000)                                  $ 16,600,000
====================================================================
Contracts     Description                                     Value
====================================================================
Options*--0.5%
 200           S&P 500 Index Put Strike 725
               exp. 03/97                              $     95,000
 351           S&P 500 Index Put Strike 700
               exp. 03/97                                    92,138
 560           S&P 500 Index Put Strike 750
               exp. 06/97                                   938,000
--------------------------------------------------------------------
Total Options
   (Cost $1,643,182)                                   $  1,125,138
====================================================================
Total Investments
   (Cost $213,003,477)/(a)/                            $217,608,994
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                         $ 31,335,604
   Gross unrealized loss for investments in
      which cost exceeds value                          (26,835,810)
--------------------------------------------------------------------
   Net unrealized gain                                 $  4,499,794
====================================================================

*   Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $213,109,200.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

           The Goldman Sachs International Equity Fund seeks long-term capital appreciation by investing in equity securities of companies organized or traded outside the U.S. that we believe have the potential to appreciate over the long term. The fund focuses on growing companies that are attractively valued and have strong, competitive positions in their respective industries. The fund's portfolio managers are based in London, Tokyo and Singapore and their knowledge of local markets plays an important role in uncovering investment opportunities. While the fund does not allocate assets across specific countries based on top-down economic or market forecasts, the portfolio managers strive to manage risk by remaining diversified by country and industry sector and by closely monitoring economic and political events in countries in which the fund does invest.

Economic and Market Overview: European Markets Were Strong Despite Weak Economies; Asia Faltered

           Economic growth was slower than expected in many countries during the period, prompting further monetary easing in much of Europe and continued very low short-term interest rates in Japan. European equity markets performed very well despite the growth shortfall, benefiting from an increased focus on improving shareholder value. The Japanese market declined significantly, while results in other Asian markets were mixed.

 . Europe. The economies of several European markets, such as the U.K., Norway and Ireland, strengthened during the period, but overall growth remained weak throughout most of Europe. A number of European countries attempted to stimulate their economies through monetary easing, but maintained tight fiscal policies in an effort to reduce their budget deficits enough to qualify for European Monetary Union. This strategy proved to be only modestly successful, as unemployment remained at record highs, particularly in Germany. Though the recovery was somewhat disappointing, European equity markets rose 26.6% during the period (as measured by the FT/S&P Actuaries Europe Index in terms of local currencies), fueled by low inflation, low interest rates and relatively strong bond markets. In addition, corporate profits improved, reflecting increased emphasis on cost cutting and restructuring. The equity markets of Finland, Spain and Sweden were among the strongest performers, while British stocks lagged much of Europe due to a strengthening currency (which made U.K. exports more expensive) and expectations of increases in short-term interest rates.

 . Japan. The Japanese economy strengthened during the period, but earnings growth fell short of expectations. For the 12-month period ended January 31, Japanese stocks (as measured by the TOPIX index in yen) declined 14.9%, with approximately half of the loss occurring in January 1997 alone. During the first half of the period, the Japanese market was bolstered by heavy demand from Europe and the U.S., but foreign investors subsequently became net sellers when the economic recovery softened and raised uncertainty surrounding the sustainability of corporate profits. The weaker corporate earnings outlook resulted in a conspicuous divergence between the performance of the largest international blue-chip stocks and the rest of the market, particularly in the third quarter. Lackluster investor sentiment was further exacerbated at the end of the year due to increased pessimism that the Liberal Democratic Party (LDP) government's higher taxes and scant spending on public works would dampen the economy.

 . Asia (ex-Japan). Asian stock markets rose 2.4% during the period, as measured by the MSCI All Country Asia Free (Ex Japan) Index (in terms of local currencies). Asian markets began the period on a strong note, but several markets faltered during the spring and summer due to a host of issues. These included political uncertainty arising from national elections in several Asian countries as well as slowing economic growth throughout the region, principally due to weak electronics exports. From
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 1996 through January 1997, the region generally improved due to stronger corporate earnings and stabilizing exports. The performance of the individual markets varied widely. Malaysia was one of the region's best performing markets during the period under review, rising 18.4%; Hong Kong, the largest market in the region, performed well with a 12.0% return; and Thailand was by far the weakest market, declining 45.3% (all in local currency terms).

Performance Review: Security Selection, Country Allocations and Industry Weightings All Contributed to Strong Performance

------------------------------------------------------------------------------
                                                  Fund Total      FT/S&P
                                                    Return       Actuaries
                                                   (based on     Europe &
                                                  net asset   Pacific Index
                                                    value)     Total Return
                                                    ------     ------------
 Class A  (1/31/96 - 1/31/97)*                      13.48%         1.27%
 Class B  (5/1/96 - 1/31/97)*                        2.83%        -4.22%
 Institutional (2/7/96 - 1/31/97)*                  12.53%         0.53%
 Service (3/6/96 - 1/31/97)*                        10.42%         0.86%
------------------------------------------------------------------------------

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B, Institutional and Service shares is a cumulative total return (not annualized) from their inception through the end of the period.

           The fund performed extremely well during the period under review, with all of its share classes outperforming the benchmark, the Financial Times/S&P Actuaries Europe & Pacific Index ("Europac") unhedged. Europac is a capitalization-weighted composite of approximately 1,500 stocks from 23 countries in Europe and the Asia-Pacific region and is calculated on a monthly basis. We are also pleased to note that the fund's Class A shares placed in the top third of the Lipper international fund category (ranking 93rd out of 342) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B, Institutional or Service shares.)

           The primary driver of the fund's superior performance was successful stock selection, as we continued to focus on growing companies that actively increased shareholder value through actions such as cost cutting, share buybacks or restructuring. In addition, country allocations that worked in the fund's favor were its overweighting in Sweden, one of the strongest performing markets during the period, and its underweighting in Japan, one of the weakest, each the result of our bottom-up approach to stock selection. The fund's industry allocations also added value. The fund was overweighted in business services and diversified consumer goods/services, which were among the best performing sectors, and underweighted in financial services and basic industries, which performed relatively poorly.

           In terms of currency exposure, though the fund's neutral exposure is unhedged, it was substantially hedged against the yen, which benefited performance significantly when the yen continued to fall against the dollar. In addition, the fund was partially hedged against some European currencies, such as the Deutsche mark and the Swiss franc, which worked in its favor when the dollar rose against those currencies.

           The fund's Class B shares outperformed the benchmark by a wide margin, but their performance was not as strong as the other share classes because they began operations in May, after equity prices had already risen significantly.

Portfolio Composition: A Widely Diversified Portfolio

           As of January 31, 1997, the fund held positions in 56 companies based in 16 countries. In terms of total portfolio assets, the five largest country exposures were Japan (27.3%), the U.K. (12.6%), Germany (7.1%), Sweden (7.0%) and Switzerland (6.8%).

Europe. At the end of the period, the portfolio's 53.0% allocation in European stocks was in line with that of the benchmark (54.1%). In general, growth stocks led the
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)


--------------------------------------------------------------------------------
market during the period. Many of the fund's European holdings were growth-oriented stocks that benefited from positive earnings surprises and successful efforts by senior management to enhance equity returns and shareholder value. Several of the portfolio's longer term European holdings were, once again, among its strongest performers. Securitas (Sweden), the largest security services company in Europe, more than doubled during the period, boosted by earnings from companies it acquired in Germany, France and Portugal. Fresenius (Germany), a major producer of medical supplies, rose over 140% as it merged its global kidney dialysis division with W. R. Grace's National Medical Center healthcare subsidiary and spun off the resulting business, Fresenius Medical Care. Ericsson (Sweden), one of the world's leading suppliers of mobile telephones and infrastructure, rebounded from weakness early in the period when it achieved very good earnings, which reassured investors that it was not suffering from margin pressure or weak mobile telephone orders. Other strong performers were Randstad Holdings (Netherlands), the leading temporary help organization in its market, which reported healthy sales and earnings as its business continued to expand, and Comptoirs Modernes (France), a supermarket chain operator, which gained market share in France and made important acquisitions in Spain.

           Several of the fund's newer additions also contributed to its positive results. These included two pharmaceutical companies: Hoechst (Germany), whose acquisition and restructuring plans indicate a commitment to improving shareholder value, and Novartis (Switzerland), which was formed through the merger of Ciba-Geigy and Sandoz and is expected to benefit from significant cost reductions as well as new product development. Other significant new positions that performed well were SGS Thomson (France), one of the 10 largest semiconductor manufacturers in the world, which operates in the high-value-added, application-specific sector of the market, and Telecom Italia Mobile (Italy), the leading mobile telephone operator in Italy, which generates strong cash flow and is extremely profitable.

Japan. Approximately 27% of the fund was invested in Japan, which was underweighted relative to the benchmark (32.1%). The fund's Japanese stocks fared better than the market, as we avoided banks and brokerages, two of the weakest industries. We invested in companies with relatively robust earnings visibility and good valuations, particularly favoring management that improved cost competitiveness and strengthened their core business. The fund's best performing Japanese stocks were TDK Corp., an electronic components manufacturer that reported better than expected earnings due to strong sales of personal computer-related components; Hoya Corp., an optical glass manufacturer that aggressively restructured its operations and successfully diversified its business so that it now dominates the glass magnetic disc market; and Mirai Industry, a market leader in electric cables, pipes and other electric wiring that introduced new products and cut costs. In contrast, Kyocera Corp., an electronics components manufacturer, reported disappointing results due to increased competition in the semiconductor and communication equipment businesses. A new addition was Takeda Chemical Industry, the largest pharmaceutical company in Japan, where aggressive new management initiatives rapidly expanded overseas sales and improved the profitability of its prescription drug business.

Asia-Pacific. Asia, a 13.5% allocation (excluding Japan), was slightly overweighted compared with the benchmark's 10.7%, with Hong Kong representing the largest country position at 6.7% of the portfolio. For most of the period, the fund was overweighted in Malaysia, Hong Kong and Australia, which were three of the better performing Asian markets. Though the performance of some of the other markets fell short of expectations, our stock selection within the region worked in the fund's favor. Several of the fund's top performers were financial stocks, including Commerce Asset-Holdings, the fifth largest financial group in Malaysia, which benefited from its merchant banking operations and strong loan growth, and HSBC Holdings, a Hong Kong-based banking and financial services organization, which reported strong results due to its dominant market position. New holdings include Australia & New Zealand Bank Group, a bank that is positioned to benefit from the potential deregulation in Australia's financial services sector, and Asia Satellite Telecommunications Holdings Ltd., a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
leading satellite owner and operator in the Asia-Pacific region that owns prime orbital slots that are expected to result in high utilization rates and fees.

--------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                       Percentage
                                                        of Total
 Company            Country        Line of Business    Net Assets
 HSBC Holdings      Hong Kong      Banking and            3.0%
                                     Finance

 Novartis           Switzerland    Pharmaceuticals        3.0%

 Fresenius          Germany        Kidney Dialysis        2.4%
                                     Equipment

 TDK Corp.          Japan          Tape and Disc          2.4%
                                     Manufacturer

 Telecom Italia     Italy          Mobile Tele-           2.4%
   Mobile                            communications
                                     Operator

 Canon, Inc.        Japan          Office Equipment       2.4%
                                     Manufacturer

 Adecco             Switzerland    Temporary Help         2.4%
                                     Services

 Adidas             Germany        Sporting Goods         2.4%
                                     Manufacturer

 Hoechst            Germany        Chemical and           2.3%
                                     Drug
                                     Manufacturer

 Hoya Corp.         Japan          Optical Glass          2.3%
                                     Manufacturer
--------------------------------------------------------------------

Outlook

           In the near term, we expect most international economies to continue to experience moderate growth and subdued inflation. We are particularly positive on the prospects for the European markets in 1997, where we expect a modest acceleration in economic growth and a continuation of healthy corporate earnings growth helped by cost cutting as well as restructuring initiatives.

           We are currently most concerned about Japan. Despite the sharp correction, we expect to remain underweighted in the Japanese market because of our negative view of the banking sector and only modest earnings recoveries in nonmanufacturing sectors. Lack of investor confidence in the government's commitment to deregulation, as well as simultaneous weakness in the bond and currency markets, have all impacted market sentiment. In this state of uncertainty, superior stock selection will be essential, and we intend to emphasize companies with clear earnings visibility, strong management and attractive valuations. Despite the generally poor conditions, the earnings for the fund's Japanese holdings are above expectations and are being upgraded. In non-Japan Asia, corporate earnings reports have been mixed, but we believe improved political stability and export growth should help stocks in 1997.

           Finally, we are pleased to report that we have expanded our international equity team in all geographic regions to support our effort to seek out the most promising companies around the world.

/s/ Roderick D. Jack

Roderick D. Jack
Senior Portfolio Manager, London

/s/ Marcel Jongen

Marcel Jongen
Senior Portfolio Manager, London

/s/ Shogo Maeda

Shogo Maeda
Senior Portfolio Manager, Tokyo

/s/ Warwick M. Negus

Warwick M. Negus
Senior Portfolio Manager, Singapore

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and Class B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Financial Times-Actuaries World Euro-Pacific Index Unhedged ("FT Euro-Pac (Unhedged)/(b)/) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                     Class A

                            [LINE GRAPH APPEARS HERE]

               GS Intl Eq          GS Intl Eq
                 Class A             Class A         FT Euro-Pac    Ft Euro-Pac
            (w/sales charge)    (no sales charge)     (Comb )(b)     (Unhedged)
            ----------------    -----------------    -----------    -----------
12/1/92           9,450              10,000            10,000          10,000
1/31/93           9,566              10,123            10,063          10,055
1/31/94          12,066              12,768            13,498          14,399
1/31/95          10,058              10,643            12,119          13,902
1/31/96          12,942              13,695            13,983          16,039
1/31/97          14,961              15,546            14,160          16,243
                             Class B

                    [LINE GRAPH APPEARS HERE]

               GS Intl Eq          GS Intl Eq
                 Class B             Class B         FT Euro-Pac
            (w/sales charge)    (no sales charge)    (Unhedged)
            ----------------    -----------------    -----------
5/1/96           10,000              10,000            10,000
1/31/97          10,283               9,783             9,578
                 Institutional

           [LINE GRAPH APPEARS HERE]

              GS Intl Equity       FT Euro-Pac
            Institutional Class    (Unhedged)
            -------------------    -----------
2/7/96           10,000              10,000
1/31/97          11,253              10,053

                    Service

           [LINE GRAPH APPEARS HERE]

              GS Intl Equity       FT Euro-Pac
              Service Class        (Unhedged)
              --------------       -----------
3/6/97           10,000              10,000
1/31/97          11,042              10,086

                                      ----------------------------------------
                                             Average Annual Total Return
                                      ----------------------------------------
                                             One Year       Since Inception/(a)/
-------------------------------------- ------------------- --------------------
Class A, no sales charge                     13.48%              11.15%
-------------------------------------- ------------------- --------------------
Class A, w/sales charge                       7.26%               9.66%
-------------------------------------- ------------------- --------------------
Class B, no redemption charge                  N/A                2.83% /(c)/
-------------------------------------- ------------------- --------------------
Class B, w/redemption charge                   N/A               (2.17)%/(c)/
-------------------------------------- ------------------- --------------------
Institutional Class                            N/A               12.53% /(c)/
-------------------------------------- ------------------- --------------------
Service Class                                  N/A               10.42% /(c)/
-------------------------------------- ------------------- --------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on December 1, 1992, May 1, 1996, February 7, 1996 and March 6, 1996, respectively.
/(b)/ Beginning on September 1, 1994, the Class A shares began using the unhedged FT Euro-Pac as its benchmark (prior thereto, Class A used the hedged FT Euro-Pac). The combined FT Euro-Pac represents the hedged FT Euro-Pac performance up to August 31, 1994 and the unhedged FT Euro-Pac performance from September 1, 1994 through January 31, 1997.
/(c)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.
--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
January 31, 1997


--------------------------------------------------------------------------------

Shares           Description                                  Value
====================================================================
Common Stocks--91.5%
Australian Dollar--3.6%
 1,851,658       Australia & New Zealand Bank Group
                 (Commercial Banks)                   $  11,355,706
 1,564,955       Woodside Petroleum, Ltd. (Oil &
                 Gas)                                    11,053,763
--------------------------------------------------------------------
                                                         22,409,469
--------------------------------------------------------------------
Austrian Schilling--1.2%
 105,400         Oesterreichische Elektrizitats
                 (Utilities)                              7,698,241
--------------------------------------------------------------------
Belgian Franc--0.2%
 14,400          Dexia (Financial Services)               1,372,240
--------------------------------------------------------------------
British Pound Sterling--12.6%
 1,391,569       British Airport Authority
                 (Transportation)                        11,661,442
 1,788,649       Electrocomponents (Wholesale
                 Trade)                                  12,753,546
 1,261,210       Premier Farnell PLC (Electronics)       10,670,067
   706,368       Misys PLC (Business Services and
                 Computer Software)                      12,393,414
 1,708,700       Rentokil Group (Business Services)      12,553,100
 473,916         Siebe (Machinery and Engineering
                 Services)                                7,973,270
 873,509         Standard Chartered (Banking)            10,497,224
--------------------------------------------------------------------
                                                         78,502,063
--------------------------------------------------------------------
Deutsche Mark--4.7%
 155,760         Adidas AG (Textiles)                    14,749,495
 343,320         Hoechst AG (Healthcare)                 14,439,672
--------------------------------------------------------------------
                                                         29,189,167
--------------------------------------------------------------------
French Franc--6.4%
 22,531          Comptoirs Modernes (Retail)             11,749,983
 40,720          CLF Dexia (Financial Services)           3,649,869
 95,602          CLF Dexia - Registered Shares            8,569,124
                 (Financial Services)
 63,189          Seita (Tobacco)                          2,400,553
 193,600         SGS Thomson Microelectronics
                 (Electronics)                           13,882,408
--------------------------------------------------------------------
                                                         40,251,937
--------------------------------------------------------------------
Hong Kong Dollar--6.7%
 4,148,000       Asia Satellite Tel.
                 (Telecommunications)                     9,233,837
 816,800         HSBC Holdings (Commercial Banks)        18,920,583
 1,185,000       Sun Hung Kai Properties Co. (Real
                 Estate)                                 13,380,759
--------------------------------------------------------------------
                                                         41,535,179
--------------------------------------------------------------------
Irish Pound--2.3%
 1,491,014       Bank of Ireland (Commercial Banks)      14,247,624
--------------------------------------------------------------------
Italian Lira--2.4%
 3,000,500       Telecom Italia Mobile (Utilities)        8,930,448
 3,574,000       Telecom Italia Mobile (Di Risp
                 Shares) (Utilities)                      6,095,944
--------------------------------------------------------------------
                                                         15,026,392
--------------------------------------------------------------------
Japanese Yen--27.3%
 206,000         Aderans Company Ltd. (Retail)            4,808,281
 702,000         Canon, Inc. (Office Equipment
                 Manufacturer)                           14,880,119
 363,000         Hoya Corp. (Electronics and
                 Instrumentation)                        14,520,599
 297,400         Inaba Denkisangyo (Industrial)           5,396,346
 458,000         Kokuyo Co., Ltd. (Office Equipment
                 Manufacturer)                            9,594,787
 149,000         Kyocera Corp. (Electronics)              8,749,887
 358,000         Max Co. (Electronics and
                 Instrumentation)                         5,432,966
 238,900         Mirai Industry Co. (Electrical
                 Equipment Manufacturer)                  5,852,060
 1,927,000       Mitsubishi Heavy Industries Ltd.
                 (Engineering)                           13,874,972
 1,530,000       Mitsui Marine & Fire (Insurance)         8,215,019
 450,100         Santen Pharmaceutical Co.
                 (Healthcare)                             8,352,716
 92,800          Sanyo Shinpan Financial
                 (Financial)                              5,204,668

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)
January 31, 1997



--------------------------------------------------------------------

Shares           Description                                  Value
====================================================================
Common Stocks (continued)
Japanese Yen (continued)
 322,000         Shimachu (Retail-Furniture)          $   6,905,027
 213,900         SMC Corp. (Machinery)                   13,125,622
 410,000         Taikisha Ltd. (Machinery)                5,038,558
 570,000         Takeda Chemical Industry
                 (Healthcare)                            11,235,927
 235,000         TDK Corp. (Consumer Goods)              15,040,620
 464,000         Tostem Corp. (Construction)             10,906,842
 146,800         York Benimaru (Retail)                   3,922,900
--------------------------------------------------------------------
                                                        171,057,916
--------------------------------------------------------------------
Malaysian Ringgit--1.9%
 1,328,000       Commerce Asset Holdings
                 (Commercial Banks)                      10,683,829
 581,000         Leader Universal Holdings
                 (Metals-Diversified)                     1,168,544
--------------------------------------------------------------------
                                                         11,852,373
--------------------------------------------------------------------
Netherlands Guilder--5.0%
 146,070         Aegon (Insurance)                        8,951,011
 136,180         Randstad Holdings (Business
                 Services)                                9,471,458
 102,016         Wolters Kluwer (Media)                  12,602,793
--------------------------------------------------------------------
                                                         31,025,262
--------------------------------------------------------------------
Singapore Dollar--1.5%
 1,511,000       Singapore Land (Real Estate)             9,123,100
--------------------------------------------------------------------
Spanish Peseta--1.9%
 63,595          Banco Popular (Commercial Banks)        11,571,494
--------------------------------------------------------------------
Swedish Krona--7.0%
 335,300         Ericsson Telecommunications
                 (Computer - Office)                     11,255,719
 268,440         Hoganas AB (Metal Products)              8,455,037
 405,970         Securitas AB (Business Services)        12,057,737
 3,469,100       Swedish Match AB (Tobacco)              11,741,304
--------------------------------------------------------------------
                                                         43,509,797
--------------------------------------------------------------------
Swiss Franc--6.8%
 52,468          Adecco SA (Business Services)           14,753,971
 6,726           Cie Financier Richemont AG
                 (Consumer Goods)                         9,231,858
 16,335          Novartis AG (Healthcare)                18,730,002
--------------------------------------------------------------------
                                                         42,715,831
--------------------------------------------------------------------
Total Common Stocks
   (Cost $503,926,410)                                $ 571,088,085
====================================================================
Preferred Stock--2.4%
--------------------------------------------------------------------
Deutsche Mark--2.4%
 74,790          Fresenius AG (Health Care),
                 Non-voting                           $  15,042,126
--------------------------------------------------------------------
Total Preferred Stock
   (Cost $4,437,079)                                  $  15,042,126
====================================================================


Principal
Amount           Description                                  Value
====================================================================
Short-Term Obligations--6.6%
--------------------------------------------------------------------
$    41,394,109  State Street Bank & Trust
                 Euro-Time Deposit 5.5%, 02/03/97**   $  41,394,109
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $41,394,109)                                 $  41,394,109
====================================================================
Total Investments
   (Cost $549,757,598)/(a)/                           $ 627,524,320
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $108,968,495
   Gross unrealized loss for investments in
      which cost exceeds value                         (31,533,818)
--------------------------------------------------------------------
   Net unrealized gain                                $  77,434,677
====================================================================

 /(a)/ The aggregate cost for federal income tax purposes is $550,089,643.
 *     Non-income producing security.
 **    A portion of this security has been segregated for extended settlement securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an intergral part of these financial statements.


-------------------------------------------------------------------------------


--------------------------------------------------------------------
Common and Preferred Stock Industry Concentrations

====================================================================
Business Services                                              7.8%
Commercial Banks                                              12.4%
Computer Software and Services                                 2.0%
Computer - Office                                              1.8%
Construction                                                   1.7%
Consumer Goods                                                 3.9%
Electrical Equipment Manufacturer                              0.9%
Electronics                                                    5.3%
Electronics and Instrumentation                                3.2%
Engineering                                                    2.2%
Financial                                                      0.8%
Financial Services                                             2.2%
Health Care                                                   10.9%
Industrial                                                     0.9%
Insurance                                                      2.7%
Machinery                                                      2.9%
Machinery and Engineering Services                             1.3%
Media                                                          2.0%
Metal Products                                                 1.4%
Metals-Diversified                                             0.2%
Office Equipment Manufacturer                                  3.9%
Oil & Gas                                                      1.8%
Real Estate                                                    3.6%
Retail                                                         3.3%
Retail-Furniture                                               1.1%
Telecommunications                                             1.5%
Textiles                                                       2.4%
Tobacco                                                        2.3%
Transportation                                                 1.9%
Utilities                                                      3.6%
Wholesale Trade                                                2.0%
--------------------------------------------------------------------
Total Common and Preferred Stock                              93.9%

====================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund



--------------------------------------------------------------------------------
Objective and Investment Approach

      The Goldman Sachs Asia Growth Fund seeks long-term capital appreciation by investing in a limited number of carefully selected companies located in 12 Asian markets, including China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand.

      We utilize extensive fundamental research in our search for well-managed companies whose stock prices are, in our opinion, undervalued in the marketplace. Because many companies in the Asian region are growing at relatively rapid rates, we consider a company's return on capital, its price-to-book value and the predictability of its earnings stream as among the best measures of its intrinsic value. A strong market position and a skilled management team dedicated to maximizing shareholder returns are also important to us. Our investment process includes face-to-face meetings with senior management as well as frequent contact with a company's customers, suppliers and competitors.

      While our primary focus is on stock selection, we seek to carefully manage risk by diversifying the fund's portfolio in terms of countries, industry sectors and size of capitalization. We are also mindful of making certain that the market for a particular stock is relatively liquid, so we can easily sell a position if our opinion changes. From time to time, we may choose to significantly overweight or underweight our holdings in one country compared with our benchmark, if we believe there is a compelling reason to do so. Finally, we closely monitor the potential impact of political and economic events in the region on particular companies and adjust the portfolio accordingly.

Market Overview:  Results Were Mixed in Asian Markets

      As a group, the Asian stock markets rose 2.37% during the period, as measured by the MSCI All Country Asia Free (Ex Japan) Index (without dividends reinvested). The weak performance indicated by the Index masks the wide divergence of performance among the individual Asian markets, as several countries rose more than 10% while others fell more than 20%. The period under review began on a strong note, but the region quickly sold off in mid-February when investors became unnerved by rising political tension between China and Taiwan. Though the Asian markets briefly rebounded, investor interest was dampened again during the spring and summer due to uncertainty surrounding national elections in several countries, a decline in exports and slowing economic growth. From October 1996 through January 1997, most Asian markets recovered due to improving corporate earnings and signs of stabilizing export growth.

      In terms of individual markets, Taiwan, Malaysia and Indonesia were the strongest performers, rising 56.0%, 21.9% and 17.5%, respectively (in U.S. dollar terms), with each overcoming brief setbacks such as negative short-term economic data and political upheaval. Other positive markets were India, which was the region's strongest performer during the first half of the year and subsequently gave back some of its gains, and the Philippines, where healthy economic growth and declining inflation renewed investor interest. Hong Kong, the most heavily weighted country in the Index, posted lackluster results early in the period, then rebounded to close the period with a 12.0% gain due to a favorable interest rate environment and a soaring property market. The weakest performer was Thailand, which dropped 46.5%. Thailand was impacted by a very large budget deficit, exacerbated by the slowdown of computer-related exports as well as a tear in the speculative bubble in the real estate market, as nonperforming property loans caused problems in the banking sector. South Korea and Singapore were weak as well, declining approximately 34% and 7%, respectively. South Korean equities were affected by an ongoing investigation of government corruption and a weakening economy, and Singapore's market fell due to soft electronics exports.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Performance Review:  Country Allocations Affected the Fund's Performance


-------------------------------------------------------------------
                                          Fund Total     MSCI AC
                                           Return       Asia Free
                                        (based on net  (Ex Japan)
                                         asset value)    Index +
                                         ------------    -----
 Class A (1/31/96 - 1/31/97)*               -1.01%        2.37%
 Class B (5/1/96 - 1/31/97)*                -6.02%       -2.50%
 Institutional (2/2/96 - 1/31/97)*          -1.09%        2.06%
-------------------------------------------------------------------


 * Class A, B and Institutional share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B and Institutional shares is a cumulative total return (not annualized) from their inception through the end of the period.
 + Represents a price-only index that does not reflect reinvested dividends.

      During the period under review, stock selection benefited the fund as a number of holdings achieved strong returns. The fund's performance was nonetheless affected by its country over- and underweightings relative to the Index when individual markets performed better or worse than expected. For example, Taiwan and Malaysia were two of the region's best performing markets, but the fund was underweighted in those countries and therefore did not fully participate in their rallies.

Financial, Property and Infrastructure Stocks Were the Strongest Performers

      The fund's best performers during the period were its positions in the financial, real estate and infrastructure sectors. Top financial stocks included two of our Hong Kong investments, HSBC Holdings PLC, one of the world's largest banking and financial services companies, and Wing Hang Bank Ltd., a provider of banking, foreign exchange and treasury services, which both benefited from strong growth in mortgage loans resulting from Hong Kong's robust property market. Metropolitan Bank and Trust, the Philippines' largest bank in terms of assets, rose substantially due to the growing Philippine economy and aggressive branch expansion, and Commerce Asset-Holdings, the fifth largest financial group in Malaysia, benefited from its merchant banking operations and strong loan growth.

      In the real estate sector, Hong Kong's booming property market buoyed several of the fund's holdings. These included Sun Hung Kai Properties, one of the largest and best managed property companies in Hong Kong; Henderson Land Development, a large property development and investment holding company that concentrates on mass residential developments; and HKR International Ltd., a real estate developer that primarily focuses on residential development in Discovery Bay on Lantau Island (a self-contained community that offers a "quality lifestyle").

      Other strong performers were two Malaysian companies that benefited from the government's commitment to improve the country's infrastructure. Road Builder Malaysia Holdings, a contractor specializing in civil engineering and road construction, continued its strategic expansion and diversification, and United Engineers Malaysia, Malaysia's largest builder and operator of toll roads, rose due to the opening of several new roads.

      Stocks that did not fulfill our expectations included Leader Universal Holdings, Malaysia's leading manufacturer of power and telecommunication cable, which reported lower than expected earnings due to very low export margins; Industrial Finance Corp. of Thailand (IFCT), which declined in sympathy with Thailand's financial sector; and Tata Engineering and Locomotive Company (TELCO), India's largest vehicle manufacturer, which slumped on speculation concerning rising inventories and general market uncertainty. We significantly reduced the fund's position in Leader Universal Holdings and IFCT, but we continue to have confidence in TELCO, which has strong fundamentals and fared well relative to the broader Indian market.

Portfolio Composition

      As of January 31, 1997, 97.1% of the fund's total market value was invested in equities while 2.2% was in cash equivalents, with the remainder in other securities. The fund's five largest country exposures were Hong Kong (39.9%), Malaysia (13.5%), Singapore (10.1%), India (9.9%) and Indonesia (5.2%).
At the end of the period, the portfolio was overweighted relative to the Index in Hong Kong, India and South Korea, slightly underweighted in
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)



--------------------------------------------------------------------------------

the Philippines, and significantly underweighted in Thailand, Singapore, Malaysia and Taiwan.

Additions in Real Estate and Security Services, Reductions in Several Existing Positions

      During the period, we added Hysan Development Company, a property investment company that owns a number of commercial and residential properties in Hong Kong and should be a beneficiary of rising rental prices, and Taiwan-Sogo Shinkong, a security services company that controls approximately 38% of the market in Taiwan and is expected to experience growing demand from residential clients. Other portfolio changes included the trimming of several positions in Hong Kong after they appreciated significantly and became more fully valued. These included Sun Hung Kai Properties, Henderson Land Development and HKR International Ltd.


   Top 10 Portfolio Holdings as of January 31, 1997
                                                        Percentage
                                        Line of          of Total
   Company               Country        Business        Net Assets
   HKR International     Hong Kong      Property           4.4%
     Ltd.

   Road Builder          Malaysia       Infrastructure     4.1%
     Malaysia Holdings
   Swire Pacific Ltd.    Hong Kong      Conglomerate       4.1%
   Metropolitan Bank     Philippines    Banking and        3.8%
     and Trust                            Finance
   Wing Hang Bank        Hong Kong      Banking and        3.9%
     Ltd.                                 Finance
   Henderson Land        Hong Kong      Property           3.7%
     Development
   HSBC Holdings PLC     Hong Kong      Banking and        3.5%
                                          Finance
   Hutchison             Hong Kong      Conglomerate       3.5%
     Whampoa
   Sun Hung Kai          Hong Kong      Property           3.5%
     Properties
   Commerce Asset-       Malaysia       Conglomerate       3.5%
     Holdings


Outlook

      In 1997, we expect export growth to strengthen, which should stimulate economies throughout the region. With most of the region's elections now over, the region should also benefit from greater political stability in 1997. Though the recent death of Deng Xiaoping may increase near-term volatility, we remain optimistic that the handover of Hong Kong to China will proceed smoothly, as it is in China's best interests to maintain Hong Kong's current economic success. We intend to increase the fund's weightings in Malaysia, the Philippines and Indonesia, markets that we expect to benefit from stable currencies and good economic fundamentals. In September 1996, the benchmark established a new weighting in Taiwan and doubled its weighting in Korea, and we are actively seeking investment opportunities in these countries. We continue to have a favorable view of India but are still cautious regarding Thailand and Singapore, where real estate overdevelopment may continue to hinder their respective markets for the near term.

      In general, we believe that Asian equities are attractively valued on a historical basis. We expect that economic growth in the region may slow somewhat to 5% to 7% annually, still approximately double versus the U.S., one of the world's most mature economies. Over time, we intend to broaden our emphasis from companies that tend to do well in the earliest stages of emerging economies to companies that we believe are poised to benefit most from the region's internal growth. These include new start-ups, consumer-related products and services, and infrastructure companies.

      On another front, we are pleased to announce that we have recently expanded our portfolio management team. Our new team members will focus primarily on real estate companies, conglomerates and cyclical industries, and they will enhance our ability to seek out companies with above-average growth potential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      We appreciate your continued support in what has been a challenging period for the region and the fund. Going forward, we remain confident that the region continues to offer many attractive investment opportunities for investors with a long-term view.


/s/ Warwick M. Negus

Warwick M. Negus
Senior Portfolio Manager,
Asia Active Equity


/s/ Alice Lui

Alice Lui
Portfolio Manager,
Asia Active Equity


/s/ Ravi Shanker

Ravi Shanker
Portfolio Manager,
Asia Active Equity


/s/ Karma A. Wilson

Karma A. Wilson
Portfolio Manager,
Asia Active Equity

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
January 31, 1997


--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Morgan Stanley Capital International Combined Asia (ex Japan) Index ("MSCI Combined Asia-ex Japan")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                          [LINE GRAPH APPEARS HERE]

                        GS Asia Growth        GS Asia Growth
                            Class A              Class A            MSCI
                        (w/sales charge)     (no sales charge)    Combined
                        ----------------     -----------------    --------
7/8/94                      $ 9,450               $10,000         $10,000
1/31/95                       8,934                 9,454           9,074
1/31/96                      11,300                11,958          11,129
1/31/97                      11,186                11,837          11,393

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                          GS Asia Growth      GS Asia Growth
                              Class B             Class B           MSCI
                         (w/redemp. charge)  (no redemp. charge) Combined
                        -------------------  ------------------   --------
5/1/96                        $10,000             $10,000         $10,000
1/31/97                         9,398               8,928           9,750

                                 Institutional

                           [LINE GRAPH APPEARS HERE]

                                GS Asia Growth        MSCI
                                 Institutional      Combined
                                --------------      --------
2/2/96                             $10,000          $10,000
1/31/97                              9,891           10,206

                                 ----------------------------------------
                                         Average Annual Total Return
                                 ----------------------------------------
                                      One Year       Since Inception/(a)/
-------------------------------------------------------------------------
Class A, no sales charge               (1.01)%             6.78%
-------------------------------------------------------------------------
Class A, w/sales charge                (6.44)%            (4.46)%
-------------------------------------------------------------------------
Class B, no redemption charge            N/A              (6.02)%/(b)/
-------------------------------------------------------------------------
Class B, w/redemption charge             N/A             (10.72)%/(b)/
-------------------------------------------------------------------------
Institutional Class                      N/A              (1.09)%/(b)/
-------------------------------------------------------------------------

/(a)/ Class A, Class B and Institutional shares commenced operations July 8,
      1994, May 1, 1996 and February 2, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
--------------------------------------------------------------------
January 31, 1997

--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks--96.0%
Hong Kong Dollar--39.9%

3,734,000      Asia Satellite Tel.*
               (Telecommunications)                   $   8,312,234
1,107,000      Henderson Land Development Co.
               (Recreational Services)                   10,250,000
7,947,440      HKR International Ltd.
               (Real Estate)                             12,358,582
2,731,000      Hong Kong Electric Holdings
               (Utility)                                  9,709,517
426,000        HSBC Holdings
               (Commercial Banks)                         9,867,983
1,305,000      Hutchison Whampoa
               (Conglomerates)                            9,851,916
2,513,000      Hysan Development
               (Utility)                                  9,145,257
9,735,666      JCG Holdings Ltd.
               (Financial Services)                       8,669,002
2,308,200      San Miguel Brewery Ltd.
               (Breweries)                                1,049,994
869,000        Sun Hung Kai Properties Co.
               (Real Estate)                              9,812,556
1,262,000      Swire Pacific Ltd. "A"
               (Transportation)                          11,603,755
2,316,500      Wing Hang Bank Ltd.
               (Financial Services)                      11,030,952
--------------------------------------------------------------------
                                                        111,661,748
--------------------------------------------------------------------
Indian Rupee--9.9%

235,000       Brook Bond Lipton India Ltd.
              (Food)                                     2,438,494
372,900       Colgate Palmolive
              (Conglomerates)                            2,613,421
259,600       Hindustan Lever Ltd.
              (Household Products)                       6,423,018
10,000        Larsen & Toubro Ltd.
              (Engineering)                                 65,272
143,500       Larsen & Toubro Ltd. GDR
              (Engineering)                              1,919,313
214,000       Larsen & Toubro LTD. GDS
              (Engineering)                              2,862,250
434,250       Mahindra & Mahindra Ltd.
              (Autos and Trucks)                         4,339,472
165,750       Mahindra & Mahindra GDR
              (Autos and Trucks)                         1,895,351
4,000         Niit Limited
              (Computers)                                   32,022
80,000        Tata Engineering & Locomotive Ltd.
              GDR (Engineering)                            786,000
446,600       Tata Engineering & Locomotive Ltd.
              GDS (Engineering)                          4,387,845
--------------------------------------------------------------------
                                                        27,762,458
--------------------------------------------------------------------
Indonesian Rupiah--5.2%

2,374,750     Indofoods Sukses Makmur - Foreign
              (Food)                                     5,245,031
2,346,000     PT Bank of Bali - Foreign
              (Banking)                                  5,675,011
2,613,000     PT Jaya Real Property - Foreign
              (Real Estate)                              3,627,640
--------------------------------------------------------------------
                                                        14,547,682
--------------------------------------------------------------------
Malaysian Ringgit--13.2%

1,217,000     Commerce Asset Holdings
              (Conglomerates)                            9,790,829
623,000       Leader Universal Holdings
              (Electronics)                              1,253,017
1,936,000     Road Builder Malaysia Holdings
              (Construction)                            11,603,540
941,000       Tenaga National Berhad
              (Utility)                                  4,504,385
1,081,000     United Engineers Malaysia Holdings
              (Construction)                             9,696,822
--------------------------------------------------------------------
                                                        36,848,593
--------------------------------------------------------------------
New Taiwan Dollar--2.5%

2,118,000     Taiwan Sogo Shinkong Securities
              (Financial Services)                       7,103,755
--------------------------------------------------------------------
Philippine Peso--4.6%
18,189,000    Centennial City Inc.
              (Real Estate)                              2,208,911
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)
January 31, 1997


--------------------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)

Philippine Peso (continued)

393,454       Metropolitan Bank and Trust
              (Banking)                               $ 10,750,925
--------------------------------------------------------------------
                                                        12,959,836
--------------------------------------------------------------------
Singapore Dollar--9.9%

639,000       Overseas Union Bank - Foreign
              (Banking)                                  5,174,457
1,149,000     Singapore Land
              (Real Estate)                              6,937,420
383,000       Singapore Press Holdings - Foreign
              (Printing & Publishing)                    7,671,970
2,195,000     Straits Steamship Land
              (Conglomerates)                            7,795,852
--------------------------------------------------------------------
                                                        27,579,699
--------------------------------------------------------------------
South Korean Won--3.8%

168,920       Korea Mobile Telecommunications
              Corp. ADR*  (Telecommunications)           2,512,685
4,759         Korea Mobile Telecommunications
              Corp. (Telecommunications)                 5,228,904
7,132         Samsung Fire & Marine Insurance
              (Insurance)                                2,982,743
--------------------------------------------------------------------
                                                        10,724,332
--------------------------------------------------------------------
Thai Baht--3.9%

723,800       Electricity Generating Public Co.
              (Utility)                                  1,815,785
758,100       Electricity Generating Public Co.
              Foreign(Utility)                           1,843,315
1,989,000     Industrial Finance Corp - Foreign
              (Financial Services)                       5,220,069
425,000       Jasmine International Co. - Foreign
              (Diversified)                                602,808
1,617,500     Thai Telephone & Telecom Corp. -
              Foreign (Telecommunications)               1,326,587
--------------------------------------------------------------------
                                                        10,808,564
--------------------------------------------------------------------
United States Dollar--3.1%

387,000       Korea Electric Power Corp. ADR*
              (Utilities)                                8,562,375
--------------------------------------------------------------------
Total Common Stocks
  (Cost $237,846,163)                                 $268,559,042
====================================================================
Rights & Warrants*--0.3%

Singapore Dollar--0.2%

    356,750  Straits Steamship Land, exp. 12/12/00
             (Conglomerate)- warrants                      494,149

Thai Baht--0.1%

    808,750  Thai Telephone & Telecom Corp., exp.
             03/07/97 (Telecommunications)-rights          351,155
--------------------------------------------------------------------
Total Rights & Warrants
  (Cost $287,980)                                     $    845,304
====================================================================
Principal
Amount       Description                                     Value
====================================================================
Corporate Bonds--0.3%

Malaysian Ringitt--0.3%

MYR          United Engineers Malaysia
1,024,000    (Construction) 4.00%, 05/22/99           $    848,528
--------------------------------------------------------------------
Total Corporate Bonds
   (Cost $521,580)                                    $    848,528
====================================================================
Short-Term Obligations--2.2%
$ 6,200,104  State Street Bank & Trust Euro-Time
             Deposit, 5.50%, 02/03/97                 $  6,200,104
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $6,200,104)                                  $  6,200,104
====================================================================
Total Investments
   (Cost $244,855,827)/(a)/                           $276,452,978
====================================================================
Federal Income Tax Information:

   Gross unrealized gain for investments in
      which value exceeds cost                        $ 45,982,425
   Gross unrealized loss for investments in
      which cost exceeds value                         (14,998,273)
====================================================================
   Net unrealized gain                                $ 30,984,152
====================================================================

  *  Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $244,890,862.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------
Common Stock, Rights, Warrants, and Corporate Bond Industry
   Concentrations
====================================================================
Autos and Trucks                                               2.2%
Banking                                                        7.8%
Breweries                                                      0.4%
Commercial Banks                                               3.5%
Conglomerates                                                 10.9%
Construction                                                   7.9%
Diversified                                                    0.2%
Electronics                                                    0.4%
Engineering                                                    3.6%
Financial Services                                            11.5%
Food                                                           2.7%
Household Products                                             2.3%
Insurance                                                      1.1%
Printing & Publishing                                          2.7%
Real Estate                                                   12.5%
Recreational Services                                          3.7%
Telecommunications                                             6.3%
Transportation                                                 4.1%
Utilities                                                     12.8%
--------------------------------------------------------------------
Total Common Stock, Rights, Warrants, and
   Corporate Bonds                                            96.6%
====================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
Statements of Assets and Liabilities
January 31, 1997

-------------------------------------------------------------------------------


                                                                                     Goldman Sachs                 Goldman Sachs
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ===============================================
Assets:
Investments in securities, at value (identified cost $80,718,346, $302,169,999,
   $513,612,707, $679,366,240, $213,003,477, $549,757,598 and $244,855,827,
   respectively)                                                                       $89,222,318                 $393,263,171
Cash, at value                                                                              13,884                        9,802
Receivables:
   Investment securities sold                                                            3,947,652                           --
   Forward foreign currency exchange contracts                                               6,692                           --
   Fund shares sold                                                                        565,860                    3,095,601
   Dividends and interest, at value                                                        451,554                      387,080
   Variation margin                                                                         10,928                       95,387
Deferred organization expenses, net                                                         36,173                            --
Other assets                                                                                97,786                        8,495
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                            94,352,847                  396,859,536
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
   Investment securities purchased                                                       9,690,219                           --
   Forward foreign currency exchange contracts                                                  --                           --
   Fund shares repurchased                                                                  44,298                      548,016
   Amounts owed to affiliates                                                               97,949                      388,699
Covered securities sold short (cash received, $936,984)                                    938,808                           --
Accrued expenses and other liabilities                                                      61,446                       89,126
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                       10,832,720                    1,025,841
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in capital                                                                         73,750,866                  300,246,199
Accumulated undistributed (distributions in excess of) net investment income               180,204                           --
   (loss)
Accumulated undistributed (distributions in excess of) net realized gain (loss)
   on investment, option and futures transactions                                          977,487                    4,402,524
Accumulated net realized foreign currency gain (loss)                                       12,575                           --
Net unrealized gain on investments, options and futures                                  8,611,563                   91,184,972
Net unrealized loss on translation of assets and liabilities denominated in
   foreign currencies                                                                      (12,568)                          --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                             $83,520,127                 $395,833,695
===================================================================================================================================
                                                                      Class A        Class B          Class A       Class B
                                                                    ------------   --------------   -------------  ------------
 Total shares of beneficial interest outstanding, $.001 par
   value (100,000,000 and 25,000,000 shares authorized for
   each Class A and B, respectively)                                  4,336,101          112,660      9,688,806        744,222
Net asset and Class A redemption value per share (a)                     $18.78           $18.73         $23.32         $23.18
Maximum public offering price per share (Class A NAV x
   1.0582)                                                               $19.87           $18.73         $24.68         $23.18
                                                                  Institutional      Service      Institutional     Service
                                                                    ------------   --------------   -------------  ------------
 Total shares of beneficial interest outstanding, $.001 par
   value (50,000,000 shares per each class authorized)                       --               --      6,351,958        157,464
Net asset value, offering and redemption price per share                     --               --         $23.44         $23.27
===============================================================================================================================
(a) At redemption, Class B shares are subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
===============================================================================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
    Goldman Sachs             Goldman Sachs             Goldman Sachs               Goldman Sachs                Goldman Sachs
  Growth and Income          Capital Growth            Small Cap Equity          International Equity             Asia Growth
         Fund                     Fund                       Fund                       Fund                          Fund
==================================================================================================================================
    $638,954,258               $932,041,765              $217,608,994                $627,524,320                  $276,452,978
          59,158                     94,994                    30,728                   1,735,366                     1,060,177

       1,632,491                  1,390,277                 4,392,159                     959,642                     3,093,623
              --                         --                        --                   2,684,757                            --
       4,847,992                  1,524,356                   820,288                   4,794,141                       685,136
         572,159                    706,624                    85,173                     440,308                       262,880
              --                         --                        --                          --                            --
          19,321                         --                    13,467                      14,573                        77,113
          14,043                     16,281                     2,597                      10,188                           770
----------------------------------------------------------------------------------------------------------------------------------
     646,099,422                935,774,297               222,953,406                 638,163,295                   281,632,677
----------------------------------------------------------------------------------------------------------------------------------

       9,130,091                  9,797,231                 6,585,828                   8,912,558                            --
              --                         --                        --                   3,434,535                         1,495
         414,917                    850,523                   165,072                     198,616                       694,794
         716,432                  1,160,456                   345,810                     833,473                       400,444
              --                         --                        --                          --                            --
          21,990                     99,060                   121,890                     255,084                       846,340
----------------------------------------------------------------------------------------------------------------------------------
      10,283,430                 11,907,270                 7,218,600                  13,634,266                     1,943,073
----------------------------------------------------------------------------------------------------------------------------------
     492,994,560                657,200,330               203,743,684                 542,859,953                   266,426,371
        (193,256)                  (275,552)                       --                     (25,666)                   (1,316,323)

      17,673,137                 14,266,724                 7,385,605                   2,530,732                   (16,027,669)
              --                         --                        --                    (917,847)                     (411,919)
     125,341,551                252,675,525                 4,605,517                 112,491,393                    33,014,375

              --                         --                        --                 (32,409,536)                   (1,995,231)
----------------------------------------------------------------------------------------------------------------------------------
    $635,815,992               $923,867,027              $215,734,806                $624,529,029                  $279,689,604
==================================================================================================================================
   Class A     Class B       Class A     Class B      Class A       Class B        Class A     Class B       Class A      Class B
------------- ----------  ------------- ----------  ------------ ------------   ------------ -----------  ------------ -----------
   26,534,286    751,089     55,021,724    193,240    10,140,493     176,544      27,765,580     997,807    16,122,122    206,387
       $23.18     $23.10         $16.73     $16.67        $20.91      $20.80          $19.32      $19.24        $16.31     $16.24
       $24.53     $23.10         $17.70     $16.67        $22.13      $20.80          $20.44      $19.24        $17.26     $16.24
Institutional   Service   Institutional  Service    Institutional   Service     Institutional    Service   Institutional  Service
------------- ----------  ------------- ----------  ------------- ------------  -------------  ----------- ------------- ---------
        8,321    136,977             --         --            --          --       3,524,169      34,830       815,499         --
       $23.19     $23.17             --         --            --          --          $19.40      $19.34        $16.33         --
==================================================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended January 31, 1997

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Goldman Sachs    Goldman Sachs
                                                                                                  Balanced       Select Equity
                                                                                                    Fund             Fund
                                                                                               ===================================
Investment income:
Dividends /(a)/                                                                                $    838,092       $   5,629,026
Interest /(b)/                                                                                    2,107,288             541,011
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                      2,945,380           6,170,037
----------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                            309,372           1,413,035
Administration fees                                                                                  92,811             706,517
Distribution fees                                                                                   157,253             468,965
Authorized dealer service fees                                                                      154,686             444,626
Custodian fees                                                                                       93,352              95,947
Transfer agent fees                                                                                 148,576             319,246
Professional Fees                                                                                    71,598              74,319
Amortization of deferred organization expenses                                                       13,468               9,549
Director fees                                                                                         1,171               2,728
Other                                                                                                53,077              96,414
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                    1,095,364           3,631,346
Less--expenses reimbursed and fees waived by Goldman Sachs                                         (472,758)           (626,188)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                        622,606           3,005,158
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                      2,322,774           3,164,879
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                        3,811,127          14,386,845
   Options written                                                                                   (2,680)                 --
   Futures transactions                                                                             148,013             645,873
   Foreign currency related transactions                                                             12,575                  --
Net change in unrealized gain (loss) on:
   Investments                                                                                    5,008,557          49,393,370
   Futures                                                                                           14,475              67,175
   Translation of assets and liabilities denominated in foreign currencies                          (12,568)                 --
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign currency
   transactions                                                                                   8,979,499          64,493,263
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $ 11,302,273       $  67,658,142
==================================================================================================================================

/(a)/ For the Balanced, Select Equity, Growth and Income, Capital Growth, Small
      Cap Equity, International Equity and Asia Growth Funds, taxes withheld on dividends were $1,496, $42,274, $23,285, $53,869, $4,211, $900,877 and
      $372,334, respectively.
/(b)/ For the Balanced Fund, taxes withheld on interest were $969.
/(c)/ Certain expenses reflected in the above statement of operations are incurred on a class specific basis.

--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

                                                                                         ---------------------------------------
                                                                                             Goldman Sachs       Goldman Sachs
                                                                                           Growth and Income    Capital Growth
                                                                                                  Fund               Fund
                                                                                         ========================================
Investment income:
Dividends /(a)/                                                                               $ 13,008,785        $ 14,748,431
Interest /(b)/                                                                                   1,235,823           2,802,840
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                    14,244,608          17,551,271
---------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                         2,782,464           6,522,949
Administration fees                                                                                758,854           2,174,316
Distribution fees                                                                                1,280,332           2,179,405
Authorized dealer service fees                                                                   1,261,615           2,174,316
Custodian fees                                                                                     102,394             129,556
Transfer agent fees                                                                                871,030             908,310
Professional Fees                                                                                   75,891              74,529
Amortization of deferred organization expenses                                                      19,164                  --
Director fees                                                                                        6,744              13,973
Other                                                                                              144,279             208,397
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                   7,302,767          14,385,751
Less--expenses reimbursed and fees waived by Goldman Sachs                                      (1,113,014)         (2,171,272)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                     6,189,753          12,213,979
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                     8,054,855           5,337,292
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                      58,221,421          53,687,297
   Options written                                                                                 (37,206)                 --
   Futures transactions                                                                             45,994                  --
   Foreign currency related transactions                                                                --                  --
Net change in unrealized gain (loss) on:
   Investments                                                                                  67,575,111         145,350,120
   Futures                                                                                              --                  --
   Translation of assets and liabilities denominated in foreign currencies                              --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign curren
   transactions                                                                                125,805,320         199,037,417
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               $133,860,175        $204,374,709
====================================================================================================================================
                                                                                         -------------------------------------------
                                                                                           Goldman Sachs           Goldman Sachs
                                                                                          Small Cap Equity      International Equity
                                                                                                Fund                    Fund
                                                                                         ===========================================
Investment income:
Dividends /(a)/                                                                              $   968,945              $ 5,944,299
Interest /(b)/                                                                                   896,528                1,533,039
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                   1,865,473                7,477,338
------------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                       1,598,027                3,478,689
Administration fees                                                                              532,676                1,159,514
Distribution fees                                                                                538,657                1,115,919
Authorized dealer service fees                                                                   532,676                1,086,488
Custodian fees                                                                                    63,636                  786,004
Transfer agent fees                                                                              511,883                  586,243
Professional Fees                                                                                 72,844                   84,162
Amortization of deferred organization expenses                                                    18,742                   17,603
Director fees                                                                                      3,842                    5,519
Other                                                                                             73,764                  229,722
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                 3,946,747                8,549,863
Less--expenses reimbursed and fees waived by Goldman Sachs                                      (529,684)                (829,788)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                   3,417,063                7,720,075
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  (1,551,590)                (242,737)
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                    29,166,218               16,714,697
   Options written                                                                              (398,365)                      --
   Futures transactions                                                                               --                       --
   Foreign currency related transactions                                                              --                  146,694
Net change in unrealized gain (loss) on:
   Investments                                                                                22,913,571               60,236,901
   Futures                                                                                            --                       --
   Translation of assets and liabilities denominated in foreign currencies                            --              (28,245,657)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign
   currency transactions                                                                      51,681,424               48,852,635
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                              $50,129,834              $48,609,898
====================================================================================================================================
                                                                                         -----------------
                                                                                           Goldman Sachs
                                                                                            Asia Growth
                                                                                               Fund
                                                                                         ==================
Investment income:
Dividends /(a)/                                                                                $ 4,216,521
Interest /(b)/                                                                                     716,243
-----------------------------------------------------------------------------------------------------------
Total income                                                                                     4,932,764
-----------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                         1,937,658
Administration fees                                                                                645,897
Distribution fees                                                                                  636,953
Authorized dealer service fees                                                                     630,134
Custodian fees                                                                                     499,487
Transfer agent fees                                                                                385,114
Professional Fees                                                                                   84,316
Amortization of deferred organization expenses                                                      31,711
Director fees                                                                                        3,496
Other                                                                                               51,032
-----------------------------------------------------------------------------------------------------------
Total expenses                                                                                   4,905,798
Less--expenses reimbursed and fees waived by Goldman Sachs                                        (511,880)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                                                     4,393,918
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                       538,846
-----------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                      (7,294,240)
   Options written                                                                                      --
   Futures transactions                                                                           (141,910)
   Foreign currency related transactions                                                        (1,099,538)
Net change in unrealized gain (loss) on:
   Investments                                                                                   5,823,115
   Futures                                                                                              --
   Translation of assets and liabilities denominated in foreign currencies                        (599,549)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign
   currency transactions                                                                        (3,312,122)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $(2,773,276)
===========================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1997

--------------------------------------------------------------------------------

                                                                                     Goldman Sachs                 Goldman Sachs
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ===============================================
From operations:
Net investment income (loss)                                                          $  2,322,774                $   3,164,879
Net realized gain (loss) on investment, option and futures transactions                  3,956,460                   15,032,718
Net realized gain (loss) on foreign currency related transactions                           12,575                           --
Net change in unrealized gain (loss) on investments, options and futures                 5,023,032                   49,460,545
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                       (12,568)                          --
-----------------------------------------------------------------------------------------------------------------------------------


Net increase (decrease) in net assets resulting from operations                         11,302,273                   67,658,142
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                      (2,259,972)                  (1,515,575)
    Class B shares                                                                         (13,466)                      (4,750)
    Institutional shares                                                                        --                   (1,606,175)
    Service shares                                                                              --                       (6,666)
In excess of net investment income
    Class A shares                                                                          (7,504)                           --
    Class B shares                                                                              --                      (118,421)
    Institutional shares                                                                        --                       (34,205)
    Service shares                                                                              --                       (16,030)
From net realized gain on investment, option and futures transactions
    Class A shares                                                                      (3,654,841)                  (7,174,235)
    Class B shares                                                                         (77,400)                    (440,131)
    Institutional shares                                                                        --                   (4,675,726)
    Service shares                                                                              --                      (68,472)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                     (6,013,183)                 (15,660,386)
 -----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       29,174,047                  167,209,718
Reinvestment of dividends and distributions                                              5,694,651                   14,904,237
Cost of shares repurchased                                                              (7,565,668)                 (32,152,494)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 27,303,030                  149,961,461
-----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                          32,592,120                  201,959,217

Net assets:
Beginning of year                                                                       50,928,007                  193,874,478
===================================================================================================================================
End of year                                                                           $ 83,520,127                $ 395,833,695
===================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income          $    180,204                $          --
===================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                Goldman Sachs       Goldman Sachs   Goldman Sachs
Statements of Changes in Net Assets                                           Growth and Income    Capital Growth     Small Cap
For the Year Ended January 31, 1997                                                 Fund                Fund         Equity Fund
                                                                              ====================================================
From operations:
Net investment income (loss)                                                     $  8,054,855        $   5,337,292   $  (1,551,590
Net realized gain (loss) on investment, option and futures transactions            58,230,209           53,687,297      28,767,853
Net realized gain (loss) on foreign currency related transactions                          --                   --              --
Net change in unrealized gain (loss) on investments, options and futures           67,575,111          145,350,120      22,913,571
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                       --                   --              --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   133,860,175          204,374,709      50,129,834
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                 (8,111,894)          (5,948,617)             --
    Class B shares                                                                     (5,818)                  --              --
    Institutional shares                                                                 (494)                  --              --
    Service shares                                                                    (11,500)                  --              --
In excess of net investment income
    Class A shares                                                                   (135,533)            (258,749)             --
    Class B shares                                                                    (48,273)             (12,838)             --
    Institutional shares                                                                 (380)                  --
    Service shares                                                                     (9,070)                  --              --
From net realized gain on investment, option and futures transactions
    Class A shares                                                                (46,442,616)         (91,862,169)    (10,210,264)
    Class B shares                                                                   (754,312)            (179,327)       (149,626)
    Institutional shares                                                               (9,971)                  --              --
    Service shares                                                                   (255,610)                  --              --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                               (55,785,471)         (98,261,700)    (10,359,890)
----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                 140,362,846           76,008,897      56,119,213
Reinvestment of dividends and distributions                                        53,352,809           90,088,874       9,876,571
Cost of shares repurchased                                                        (72,730,939)        (229,399,817)    (95,024,895)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions           120,984,716          (63,302,046)    (29,029,111)
----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                    199,059,420           42,810,963      10,740,833

Net Asssets:
Beginning of Year                                                                 436,756,572          881,056,064     204,993,973
==================================================================================================================================
End of Year                                                                      $635,815,992        $923,867,027    $ 215,734,806
==================================================================================================================================
Accumulated distributed (distributions in excess investment income)              $   (193,256)       $    (275,552)  $          --
==================================================================================================================================


                                                                              -----------------------------------------------------
Statements of Changes in Net Assets                                                  Goldman Sachs                Goldman Sachs
For the Year Ended January 31, 1997                                                  International                 Asia Growth
                                                                                      Equity Fund                     Fund
                                                                              ====================================================
From operations:
Net investment income (loss)                                                          $    (242,737)               $     538,846
Net realized gain (loss) on investment, option and futures transactions                  16,714,697                   (7,436,150)
Net realized gain (loss) on foreign currency related transactions                           146,694                   (1,099,538)
Net change in unrealized gain (loss) on investments, options and futures                 60,236,901                    5,823,115
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                    (28,245,657)                    (599,549)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                          48,609,898                   (2,773,276)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                               --                     (206,784)
    Class B shares                                                                               --                           --
    Institutional shares                                                                   (106,712)                          --
    Service shares                                                                               --                           --
In excess of net investment income
    Class A shares                                                                               --                           --
    Class B shares                                                                               --                       (5,064)
    Institutional shares                                                                         --                      (83,075)
    Service shares                                                                               --                           --
From net realized gain on investment, option and futures transactions
    Class A shares                                                                       (5,358,559)                          --
    Class B shares                                                                         (159,717)                          --
    Institutional shares                                                                   (689,171)                          --
    Service shares                                                                           (3,947)                          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                      (6,318,106)                    (294,923)
------------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       321,475,961                  144,448,826
Reinvestment of dividends and distributions                                               5,481,492                      221,279
Cost of shares repurchased                                                              (75,580,037)                 (67,451,011)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 251,377,416                   77,219,094
----------------------------------------------------------------------------------------------------------------------------------
Total increase
Net assets:                                                                             293,669,208                   74,150,895

Beginning of year                                                                       330,859,821                  205,538,709
===================================================================================================================================
End of year                                                                            $624,529,029                 $279,689,604
====================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income           $    (25,666)                $ (1,316,323)
===================================================================================================================================

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1996

--------------------------------------------------------------------------------

                                                                                     Goldman Sachs                 Goldman Sach
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ==============================================
From operations:
Net investment income (loss)                                                          $  1,083,645                $   1,518,160
Net realized gain (loss) on investment, option and futures transactions                  1,715,887                    4,687,943
Net realized gain on foreign currency related transactions                                      --                           --
Net change in unrealized gain on investments, options and futures                        3,518,420                   37,068,509
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                            --                           --
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     6,317,952                   43,274,612
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                                                (991,655)                  (1,610,216)
In excess of net investment income                                                              --                           --
From net realized gain on investment, option and futures transactions                     (962,754)                  (3,527,188)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                     (1,954,409)                  (5,137,404)
----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       41,736,040                  102,149,318
Reinvestment of dividends and distributions                                              1,802,563                    4,880,575
Cost of shares repurchased                                                              (4,483,707)                 (46,260,132)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 39,054,896                   60,769,761
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                               43,418,439                   98,906,969

Net assets:
Beginning of year                                                                        7,509,568                   94,967,509
==================================================================================================================================
End of year                                                                           $ 50,928,007                $ 193,874,478
==================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income          $    125,304                $      86,854
==================================================================================================================================
Summary of share transactions:
===================================================================================================================================
                                                                                         Class A       Class A      Institutional
                                                                                     -------------- --------------  --------------
Shares sold                                                                             2,578,356     2,479,285      3,220,915
Reinvestment of dividends and distributions                                               108,023       161,481         97,993
Shares repurchased                                                                       (271,753)   (2,578,247)       (30,492)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                           2,414,626        62,519      3,288,416
==================================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------------------
     Goldman Sachs             Goldman Sachs              Goldman Sachs             Goldman Sachs                Goldman Sachs
   Growth and Income          Capital Growth                Small Cap               International                 Asia Growth
         Fund                      Fund                    Equity Fund               Equity Fund                     Fund
=================================================================================================================================

    $  5,307,925               $    6,032,534             $   (1,717,759)           $     725,369                $   1,643,482
      18,815,320                  188,790,639                 (5,033,599)              (8,757,936)                  (5,766,395)
              --                           --                         --               21,213,851                      416,433
      58,081,439                   53,559,848                 30,594,034               69,834,990                   42,480,420
              --                           --                         --              (12,612,130)                  (1,710,833)
--------------------------------------------------------------------------------------------------------------------------------
      82,204,684                  248,383,021                 23,842,676               70,404,144                   37,063,107
---------------------------------------------------------------------------------------------------------------------------------

      (5,300,032)                  (6,289,354)                        --               (9,491,864)                  (1,787,451)
              --                          --                          --                       --                   (1,657,672)
     (11,998,907)                (139,713,660)                  (161,357)             (14,089,155)                          --
---------------------------------------------------------------------------------------------------------------------------------
     (17,298,939)                (146,003,014)                  (161,357)             (23,581,019)                  (3,445,123)
---------------------------------------------------------------------------------------------------------------------------------

     199,623,973                  144,529,476                 56,891,181               85,900,104                   88,560,430
      16,219,024                  131,979,456                    149,801               21,651,092                    2,951,847
     (37,764,413)                (359,937,680)              (195,215,538)             (98,600,969)                 (43,889,831)
---------------------------------------------------------------------------------------------------------------------------------
     178,078,584                  (83,428,748)              (138,174,556)               8,950,227                   47,622,446
---------------------------------------------------------------------------------------------------------------------------------
     242,984,329                   18,951,259               (114,493,237)              55,773,352                   81,240,430

     193,772,243                  862,104,805                319,487,210              275,086,469                  124,298,279
=================================================================================================================================
    $436,756,572               $  881,056,064             $  204,993,973            $ 330,859,821                $ 205,538,709
=================================================================================================================================
    $     56,087               $      607,360             $           --            $     227,683                $  (1,630,536)
=================================================================================================================================

      Class A                     Class A                    Class A                   Class A                      Class A
    -------------              ---------------            ---------------           --------------               --------------
      10,766,604                    9,130,715                  3,285,739                5,082,572                    5,830,049
         848,870                    9,145,811                      8,585                1,286,112                      197,978
      (2,027,335)                 (22,215,374)               (11,228,873)              (6,067,690)                  (2,898,305)
---------------------------------------------------------------------------------------------------------------------------------
       9,588,139                   (3,938,848)                (7,934,549)                 300,994                    3,129,722
=================================================================================================================================
--------------------------------------------------------------------   ----------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
January 31, 1997


--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Equity Portfolios, Inc. (the "Company") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Included in this report are the financial statements for the Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund"), collectively, "the Funds." The Select Equity, Growth and Income, International Equity and Asia Growth Funds offer four classes of shares - Class A, Class B, Institutional and Service. The Balanced, Capital Growth and Small Cap Equity Funds offer two classes of shares - Class A and Class B.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation
------------------------

Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
-------------------------------------------------

Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued, premium amortized and discount earned with the exception of the Balanced Fund which does not amortize premiums. In addition, it is the Funds' policy to accrue for estimated capital gains taxes on foreign securities held by the Funds subject to such taxes.

C.  Mortgage Dollar Rolls
-------------------------

The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

D.  Foreign Currency Translations
---------------------------------

The books and records of the Company are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

    Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

E.  Forward Foreign Currency Exchange Contracts
-----------------------------------------------

Certain of the Funds are authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The International Equity and Asia Growth Funds may enter into such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the funds' financial statements. The Funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F.  Short Securities Positions
------------------------------

The Funds (other than the Select Equity Fund) may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the fund's records and any difference between this market value and cash received is reported as unrealized gain or loss. Gains and losses are realized when a short

--------------------------------------------------------------------------------
position is closed out by delivering securities back to the broker.

At January 31, 1997, the Balanced Fund had the following covered short positions open:

-------------------------------------------------------------------------------
                                                Short Position

Issuer                                 Par Value              Market Value
---------------------------          ---------------       --------------------
FNMA TBA 15-Year                          $900,000                 $938,808
-------------------------------------------------------------------------------

G.  Federal Taxes
-----------------

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of their investment company taxable income and capital gains to their shareholders. Accordingly, no federal tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

    Asia Growth Fund had approximately $184,000, $5,487,000 and $9,825,000 at January 31, 1997 of capital loss carryforward expiring in 2002, 2003 and 2004 for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

H.  Deferred Organization Expenses
----------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

I.  Expenses
------------

Expenses incurred by the Company which do not specifically relate to an individual fund of the Company are allocated to the Funds based on each Fund's relative
--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
January 31, 1997


--------------------------------------------------------------------------------
average net assets for the period.

    Class A and Class B shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Each class of Shares separately bears their respective class-specific transfer agency fees. Service Shares separately bear a service fee.

J.  Option Accounting Principles
--------------------------------

When certain of the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the funds enter into a closing purchase transaction, the funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

    Upon the purchase of a call option or a protective put option by the Funds the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the funds will realize a loss in the amount of the cost of the option. If the funds enter into a closing sale transaction, the funds will realize a gain or loss, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the funds purchase upon exercise will be increased by the premium originally paid.

K.  Futures Contracts
---------------------

The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices or currency exchange rates or to seek to increase total return. The Select Equity Fund may enter into such transactions only with respect to the S&P 500 Index. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return (except with respect to transactions by the Balanced, Growth and Income, Select Equity, Capital Growth and Small Cap Equity Funds, in futures on foreign currencies) to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

    Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods approved by the Board of Directors of the Company.

    Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds'
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
hedging strategies and may also result in a loss to the Funds.

3.  Agreements

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser to the Balanced, Growth and Income, Small Cap Equity and International Equity Funds; Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, acts as investment adviser to the Select Equity and Capital Growth Funds; and Goldman Sachs Asset Management International ("GSAM International") acts as investment adviser to the Asia Growth Fund and subadviser to the International Equity Fund. Under the Investment Advisory and Subadvisory Agreements, GSAM, GSFM and GSAM International (the "Investment Advisors"), subject to the general supervision of the Company's Board of Directors, manage the Company's portfolios. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .50%, .55%, .75% and .25% of the average daily net assets of the Balanced, Growth and Income, Small Cap Equity and International Equity Funds, respectively. GSFM is entitled to a fee of .50% and .75% of the average daily net assets of the Select Equity and Capital Growth Funds, respectively. GSAM International is entitled to an advisory fee for the Asia Growth Fund and a subadvisory fee for the International Equity Fund of .75% and .50% of the average daily net assets for those funds, respectively.

    GSAM also acts as the Funds' administrator pursuant to Administration Agreements. Under these Administration Agreements, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreements, GSAM is entitled to a fee of .15% of the average daily net assets of the Balanced and Growth and Income Funds, and .25% of the average daily net assets of the Select Equity, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds.

    Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" for the Balanced, Select Equity, Growth and Income, International Equity and Asia Growth Funds (excluding advisory, administration, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions and extraordinary expenses and with the exception of the Balanced Fund, transfer agent fees) until further notice to the extent such expenses exceed .10%, .06%, .11%, .20% and
 .24% of the average daily net assets of the funds, respectively.

    Goldman Sachs serves as the Distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A salesload and Class B back-end salesload imposed and has advised the Company that it retained approximately $94,000, $380,000, $555,000, $323,000, $219,000,
$1,563,000 and $1,397,000 during the year ended January 31, 1997 for the Balanced, Select Equity, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

    The Company, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of a Fund's average daily net assets attributable to Class A and Class B shares, respectively.

    The Company, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the funds for a fee.

   For the year ended January 31, 1997, the Advisors, Administrator and Distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):
--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
January 31, 1997


--------------------------------------------------------------------------------

                        Waivers
                        -------                       Reimburse-
                        Admin-   Class A  Reimburse-     ment
     Fund      Adviser istrator   12b-1      ment     Outstanding
------------------------------------------------------------------
Balanced       $   --   $   --   $    153  $     320   $      88
Select Equity      170      282        69        105           3
Growth and
 Income            --       --      1,113         --          --
Capital
 Growth            --       --      2,171         --          --
Small Cap
 Equity            --       --        530         --          --
International
 Equity             50      464       171         145         --
Asia Growth        103      259       100          50         --

    The Investment Advisors, Administrator and Distributor may discontinue or modify such waivers and limitations in the future at their discretion.

At January 31, 1997, the amounts owed to affiliates were as follows(in thousands):

                                        Authorized
                       Admin-   Distri-   Dealer   Transfer
     Fund      Adviser istrator butor    Service    Agent   Total
--------------------------------------------------------------------
Balanced       $  33  $   10    $   2   $   15    $   38  $   98
Select Equity    143      49       56       57        84     389
Growth and
 Income          284      78       28      119       207     716
Capital
 Growth          568     190        2      190       210   1,160
Small Cap
 Equity          134      45        2       45       120     346
International
 Equity          391      78      105      116       143     833
Asia Growth      171      36       50       53        90     400

4.  Portfolio Securities Transactions

Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options) for the year ended January 31, 1997, were as follows:

                                                         Sales or
Fund                                 Purchases          Maturities
---------                          ---------------     -------------
Balanced                            $146,297,709       $123,056,708
Select Equity                        242,635,637        102,479,847
Growth and Income                    330,177,173        256,802,366
Capital Growth                       436,178,218        569,122,643
Small Cap Equity                     202,036,820        256,627,457
International Equity                 400,682,323        166,164,906
Asia Growth                          192,125,629        118,802,040

    Included in the above amounts were purchases and proceeds of sales or maturities of governmental securities for the Balanced Fund in the amounts of $99,727,748 and $91,845,598, respectively.

    For the year ended January 31, 1997, written put option transactions in the Balanced Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
  beginning of year                             0      $         0
Options written                                32            5,416
Options repurchased                           (32)          (5,416)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0      $         0
                                   ===============  ===============

    For the year ended January 31, 1997, written call option transactions in the Growth and Income Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
  beginning of year                             0       $        0
Options written                               438           73,608
Options repurchased                          (438)         (73,608)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0       $        0
                                   ===============  ===============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    For the year ended January 31, 1997, written put option transactions in the Small Cap Equity Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
   beginning of year                            0      $         0
Options written                             2,100          575,871
Options expired                                (9)          (2,026)
Options exercised                          (1,091)        (238,096)
Options repurchased                        (1,000)        (335,749)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0      $         0
                                   ===============  ===============

    Certain risks arise related to call and put options from the possible inability of counterparties to meet the terms of their contracts.

    At January 31, 1997, the Balanced Fund had the following outstanding forward foreign currency exchange contracts:

--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
    Sale Contracts      Settlement Date Current Value      Gain
--------------------------------------------------------------------
Australian Dollar
   expiring 3/14/97          $777,277       $770,585        $6,692
--------------------------------------------------------------------
Total Foreign
   Currency Sale
   Contracts                 $777,277       $770,585        $6,692
--------------------------------------------------------------------

    At January 31, 1997, the International Equity Fund had the following outstanding forward foreign currency exchange contracts:

--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
    Sale Contracts      Settlement Date Current Value  Gain (Loss)
--------------------------------------------------------------------
Swiss Franc
   expiring 4/28/97       $39,343,000    $39,665,062   $  (322,062)

Deutsche Mark
   expiring 2/27/97        22,305,725     22,183,180       122,545

Hong Kong Dollar
   expiring 8/8/97         38,565,981     38,530,005        35,976

Japanese Yen
   expiring 4/24/97       122,316,352    119,792,909     2,523,443
--------------------------------------------------------------------
Total Foreign Currency
   Sale Contracts        $222,531,058   $220,171,156    $2,359,902
--------------------------------------------------------------------
--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
  Purchase Contracts    Settlement Date Current Value  Gain (Loss)
--------------------------------------------------------------------
Hong Kong Dollar
   expiring 2/3/97            $35,454        $35,454            $--
--------------------------------------------------------------------
Total Foreign Currency
    Purchase Contracts        $35,454        $35,454            $--
--------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At January 31, 1997, the Balanced and International Equity Fund's had sufficient cash and securities to cover any commitments under these contracts.

    The Balanced and International Equity Funds have recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $6,692 and $0, and $2,684,757 and $3,434,535, respectively, in the accompanying Statements of Assets and Liabilities. Included in these amounts for the International Equity Fund are $2,793 and $3,112,473, respectively, related to forward contracts closed but not settled as of January 31, 1997.

    For the year ended January 31, 1997, Goldman Sachs earned approximately $5,000, $78,000, $304,000, $36,000, $11,000 and $66,000 of brokerage commissions from portfolio transactions executed on behalf of the Balanced, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

5.  Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.



--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

January 31, 1997


--------------------------------------------------------------------------------
6.  Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSAM or GSFM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At January 31, 1997, the Balanced, Select Equity, Growth and Income, Capital Growth and Small Cap Equity Funds had undivided interests in the repurchase agreements in the following joint account which equaled $9,200,000, $3,600,000, $26,800,000, $18,300,000 and $16,600,000,
respectively, in principal amount. At January 31, 1997, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

--------------------------------------------------------------------
Principal          Interest       Maturity                Amortized
Amount               Rate           Date                    Cost
--------------------------------------------------------------------
Bear Stearns Securities, Inc., dated 01/31/97, repurchase
   price $800,375,333 (GNMA: $26,604,837, 7.50%, 10/15/26;
   FNMA: $720,411,516, 5.50%-8.00%, 02/01/09-09/01/26;
   FHLMC: $77,372,676, 6.00%-8.00%, 04/01/98-07/01/26)
 $800,000,000        5.63%         02/03/97         $   800,000,000
Nomura Securities, Inc. dated 01/31/97, repurchase price
   $100,047,083 (GNMA: $102,007,864, 5.50%-10.25%
   01/15/20-01/20/27)
 100,000,000          5.65         02/03/97             100,000,000
Lehman Government Securities, dated 01/31/97, repurchase
   price $201,894,173 (U.S. Treasury Notes: $191,656,654,
   6.38%, 01/15/00-08/15/02; U.S. Treasury Stripped
   Securities: $14,095,535, 05/15/02-11/15/03)
 201,800,000         5.60          02/03/97             201,800,000

--------------------------------------------------------------------
 Total Joint Repurchase Agreement Account          $  1,101,800,000
--------------------------------------------------------------------

7.  Line of Credit Facility

The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Funds, except the Select Equity Fund, participate in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1997, the Funds did not have any borrowings under these facilities.

8.  Transactions With Affiliated Companies

A Fund is considered to be invested in an affiliated company if that Fund owns greater than five percent of the outstanding voting securities of such company. Transactions during the year ended January 31, 1997 which are considered to be affiliates of Small Cap Equity are as follows (dollar amounts in thousands):

                 Purchases  Sales      Realized   Dividend   Market
Affiliate Name    at Cost  Proceeds   Gain/(Loss)  Income    Value
--------------------------------------------------------------------
American Safety
Razor              $   --   $5,751     $  289     $  --      $  --
--------------------------------------------------------------------
Alpine Lace
Brands, Inc.        7,790       --         --        --      2,341
--------------------------------------------------------------------
APS Holding
Corp.              10,305      654        290        --      7,869
--------------------------------------------------------------------
J. Baker, Inc.      1,591    1,349     (1,090)       60      7,565
--------------------------------------------------------------------
Black Box, Inc.        --   23,013     14,149        --         --
--------------------------------------------------------------------
Brookstone, Inc.       --    2,722       (758)       --      5,939
--------------------------------------------------------------------
Congoleum Corp.        --    2,323       (102)       --      3,156
--------------------------------------------------------------------
Hollinger
International
Corp.                  --   10,903     (1,311)      112         --
--------------------------------------------------------------------
International Post
Ltd.                   --    2,215     (3,933)       --      1,729
--------------------------------------------------------------------
Morningstar
Group Inc.             --   12,216      6,346        --         --
--------------------------------------------------------------------
Mortons
Restaurant
Group, Inc.            --    4,106      1,625        --      6,439
--------------------------------------------------------------------
Opinion Research
Corp.                  --       --         --        --      2,022
--------------------------------------------------------------------
Pegasus
Communications
Corp.               3,697       --         --        --      3,224
--------------------------------------------------------------------
Platinum
Entertainment
Corp.               3,354       --         --        --      2,675
--------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  Other Matters

As of January 31, 1997, Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 14% of the outstanding shares of the Select Equity Fund.

10.  Certain Reclassifications

In accordance with Statement of Position 93-2, the Balanced, Select Equity, Growth and Income, International Equity and Asia Growth Funds have reclassified $13,068, $9,549, $18,764, $302,042 and $31,712, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Small Cap Equity Fund has reclassified $1,532,848 from accumulated net realized gains on investments to accumulated net investment loss and $18,742 from paid-in capital to accumulated net investment loss. The Select Equity Fund reclassified $40,540 from accumulated net realized gains on investments to distributions in excess of net investment income. The International Equity Fund and the Asia Growth Fund have reclassified $205,942 and $338,857 from accumulated net realized foreign currency loss to distributions in excess of net investment income, respectively. The Asia Growth Fund also reclassified $377,435 from accumulated net realized gains on investments to distributions in excess of net investment income. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds' capital accounts on a tax basis.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

January 31, 1997


--------------------------------------------------------------------------------

11.  Summary of Share Transactions

Share activity for the year ended January 31, 1997 is as follows:

                                    Balanced Fund           Select Equity Fund         Growth and Income Fund
------------------------------------------------------------------------------------------------------------------
                                     Shares       Dollars       Shares       Dollars       Shares       Dollars
                             -------------------------------------------------------------------------------------
Class A shares
Shares sold                       1,529,469   $27,172,279    3,862,697   $81,642,386     5,616,082  $121,074,992
Reinvestment of dividends
   and distributions                310,437     5,598,883      370,586     8,175,333     2,390,917   52,287,188
Shares repurchased                 (446,535)   (7,533,272)  (1,109,202)  (23,823,146)   (3,328,038) (72,163,062)
                             -------------------------------------------------------------------------------------
                                  1,393,371    25,237,890    3,124,081    65,994,573     4,678,961  101,199,118
                             -------------------------------------------------------------------------------------
Class B shares
Shares sold                         109,171     2,001,768      733,802    15,946,016       729,877   16,222,639
Reinvestment of dividends
   and distributions                  5,284        95,768       24,314       535,407        35,976      787,421
Shares repurchased                   (1,795)      (32,396)     (13,894)     (310,118)      (14,764)    (340,546)
                             -------------------------------------------------------------------------------------
                                    112,660     2,065,140      744,222    16,171,305       751,089   16,669,514
                             -------------------------------------------------------------------------------------
Institutional shares
Shares sold                              --            --    3,151,881    66,277,175         8,228      186,173
Reinvestment of dividends
   and distributions                     --            --      275,197     6,102,331            92        2,020
Shares repurchased                       --            --     (363,536)   (7,991,198)           --           --
                             -------------------------------------------------------------------------------------
                                         --            --    3,063,542    64,388,308         8,321      188,193
                             -------------------------------------------------------------------------------------
Service shares
Shares sold                              --            --      154,590     3,344,141       134,652    2,879,042
Reinvestment of dividends
   and distributions                     --            --        4,126        91,166        12,587      276,180
Shares repurchased                       --            --       (1,252)      (28,032)      (10,262)    (227,331)
                             -------------------------------------------------------------------------------------
                                         --            --      157,464     3,407,275       136,977    2,927,891
                             -------------------------------------------------------------------------------------

Net increase (decrease)  in
   shares                         1,506,031   $27,303,030    7,089,309  $149,961,461     5,575,348  $120,984,716
                             =====================================================================================
                              Capital Growth Fund
-------------------------------------------------------
                                  Shares       Dollars
                             --------------------------
Class A shares
Shares sold                     4,677,047  $73,029,007
Reinvestment of dividends
   and distributions            5,870,272   89,898,521
Shares repurchased            (14,635,348) (229,277,58)
                             ----------------------------
                               (4,088,029) (66,350,058)
                             ----------------------------
Class B shares
Shares sold                       188,331    2,979,890
Reinvestment of dividends
   and distributions               12,408      190,353
Shares repurchased                 (7,499)    (122,231)
                             ----------------------------
                                  193,240    3,048,012
                             ----------------------------
Institutional shares
Shares sold                            --           --
Reinvestment of dividends
   and distributions                   --           --
Shares repurchased                     --           --
                             ----------------------------

                             ----------------------------
Service shares
Shares sold                            --           --
Reinvestment of dividends
   and distributions                   --           --
Shares repurchased                     --           --
                             ----------------------------
                                       --           --
                             ----------------------------

Net increase (decrease) in
   shares                      (3,894,789) $(63,302,046)
                             ============================


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              Small Cap Equity Fund    International Equity Fund        Asia Growth Fund
----------------------------------------------------------------------------------------------------------------
                                 Shares       Dollars        Shares      Dollars        Shares       Dollars
                            ------------------------------------------------------------------------------------
Class A shares
Shares sold                   2,508,268   $52,353,524    12,103,239  $230,847,197     7,588,351  $124,281,405
Reinvestment of dividends
   and distributions             475,255    9,732,097       241,377     4,749,851        11,669       184,607
Shares repurchased            (4,697,902) (94,933,279)   (3,820,157)  (72,226,935)   (3,945,614) (63,723,269)
                            ------------------------------------------------------------------------------------
                              (1,714,379) (32,847,658)    8,524,459   163,370,113     3,654,406    60,742,743
                            ------------------------------------------------------------------------------------
Class B shares
Shares sold                      173,849    3,765,689     1,000,064    19,327,085       210,879     3,433,876
Reinvestment of dividends
   and distributions               7,086      144,474         7,924       155,475           279         4,391
Shares repurchased                (4,391)     (91,616)      (10,181)     (198,263)       (4,771)      (76,391)
                            ------------------------------------------------------------------------------------
                                 176,544    3,818,547       997,807    19,284,297       206,387     3,361,876
                            ------------------------------------------------------------------------------------
Institutional shares
Shares sold                           --           --     3,657,119    70,627,799     1,041,822    16,733,545
Reinvestment of dividends
   and distributions                  --           --        28,973       572,219         2,040        32,281
Shares repurchased                    --           --      (161,923)   (3,153,741)     (228,363)   (3,651,351)
                            ------------------------------------------------------------------------------------
                                      --           --     3,524,169    68,046,277       815,499    13,114,475
                            ------------------------------------------------------------------------------------
Service shares
Shares sold                           --           --        34,686       673,880            --            --
Reinvestment of dividends
   and distributions                  --           --           200         3,947            --            --
Shares repurchased                    --           --           (56)       (1,098)           --            --
                            ------------------------------------------------------------------------------------
                                      --           --        34,830       676,729            --            --
                            ------------------------------------------------------------------------------------

Net increase (decrease) in
   shares                    (1,537,835)  $(29,029,111)  13,081,265  $251,377,416     4,676,292  $77,219,094
                           =====================================================================================

    Share activity for the year ended January 31, 1996 is as follows:

                                     Select Equity Fund
-------------------------------------------------------------
                                      Shares         Dollars
                                ------------- ---------------
Class A shares
Shares sold                        2,479,285     $44,569,920
Reinvestment of dividends and        161,481
   distributions                                   3,032,597
Shares repurchased                (2,578,247)    (45,692,944)
                                ------------- ---------------
                                      62,519       1,909,573
                                ------------- ---------------
Institutional shares
Shares sold                        3,220,915       57,579,398
Reinvestment of dividends and
   distributions                      97,993        1,847,978
Shares repurchased                   (30,492)        (567,188)
                                ------------- ----------------
                                   3,288,416      $58,860,188
                                ------------- ----------------
Net increase                       3,350,935      $60,769,761
                                ============= ================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

------------------------------------------------------------------------------------------------------------------------------
                                                          Income (loss) from                    Distributions to
                                                       investment operations/h/                   shareholders
                                                   -------------------------------  ------------------------------------------
                                                                    Net realized                     From
                                                                   and unrealized                net realized
                                      Net asset                    gain (loss) on     From          gain on      In excess
                                        value,          Net         investments,       net        investment       of net
                                      beginning      investment     options and     investment    and futures    investment
                                      of period        income         futures         income     transactions      income
                                     -----------------------------------------------------------------------------------------
                                                                             BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................    $17.31         $0.66           $2.47         $(0.66)       $(1.00)           --
1997 - Class B Shares/b/.............     17.46          0.42            2.34          (0.42)        (1.00)          (0.07)
1996 - Class A Shares................     14.22          0.51            3.43          (0.50)        (0.35)           --

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/d/.............     14.18          0.10            0.02          (0.08)       --                --
                                                      Net asset
                                      Net increase      value,                      Portfolio        Average
                                         in net         end of        Total          turnover       commission
                                       asset value      period      return/a/          rate          rate/g/
                                     ---------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................     $1.47         $18.78         18.59%         208.11/f/      $.0587
1997 - Class B Shares(b).............      1.27          18.73         16.22/c/       208.11/f/       .0587
1996 - Class A Shares................      3.09          17.31         28.10          197.10/f/         --

For the Period Ended January 31,
-------------------------------------
1995 - Class A Shares/d/.............      0.04          14.22          0.87/c/       14.71/c/          --
                                                                                               Ratio assuming no
                                                                                            voluntary waiver of fees
                                                                                             or expense limitations
                                                                                         -------------------------------
                                            Net            Ratio of       Ratio of net                    Ratio of net
                                         assets at           net           investment       Ratio of       investment
                                           end of        expenses to       income to      expenses to     income (loss)
                                           period        average net      average net       average        to average
                                         (in 000s)          assets           assets        net assets      net assets
                                     -----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................      $81,410          1.00%           3.76%            1.77%            2.99%
1997 - Class B Shares/b/.............        2,110          1.75/e/         2.59/e/          2.27/e/          2.07/e/
1996 - Class A Shares................       50,928          1.00            3.65             1.90             2.75

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/d/.............        7,510         1.00/e/         3.39/e/           8.29/e/         (3.90)/e/

--------------------------
/a/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/b/ For the period from May 1, 1996 (commencement of operations) to January 31, 1997.
/c/  Not annualized.
/d/ For the period from October 12, 1994 (commencement of operations) to January 31, 1995.
/e/  Annualized.
/f/  Includes the effect of mortgage dollar roll transactions.
/g/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/h/  Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
(The accompanying notes are an integral part of these financial statements.)

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

----------------------------------------------------------------------------------------------------------------------------

                                                               Income (loss) from                 Distributions to
                                                           investment operations/(h)/               shareholders
                                                           ==========================   ====================================
                                                                        Net realized                  From
                                                                      and unrealized              net realized
                                                 Net asset             gain (loss) on    From        gain on      In excess
                                                  value,      Net       investments,     net        investment     of net
                                                beginning  investment   options and   investment    and futures   investment
                                                 of period   income       futures       income     transactions    income
                                                 ============================================================================
                                                                                  SELECT EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares ........................      19.66     $0.16        $4.46        $(0.16)        $(0.80)         --
1997 - Class B Shares/(f)/....................      20.44      0.04         3.70         (0.04)         (0.80)       (0.16)
1997 - Institutional Shares ..................      19.71      0.30         4.51         (0.28)         (0.80)         --
1997 - Service Shares/(f)/....................      21.02      0.13         3.15         (0.13)         (0.80)       (0.10)
1996 - Class A Shares ........................      14.61      0.19         5.43         (0.16)         (0.41)         --
1996 - Institutional Shares/(d)/..............      16.97      0.16         3.23         (0.24)         (0.41)         --
1995 - Class A Shares ........................      15.93      0.20        (0.38)        (0.20)         (0.94)         --
1994 - Class A Shares ........................      15.46      0.17         2.08         (0.17)         (1.61)         --
1993 - Class A Shares ........................      15.05      0.22         0.41         (0.22)            --          --

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/....................      14.17      0.11         0.88         (0.11)            --          --

------------------------------------------------------------------------------------------------------------

                                         Net        Net                                               Net
                                       increase    asset                                             assets
                                      (decrease)   value,                Portfolio     Average       end of
                                        in net     end of    Total        turnover    commission     period
                                      asset value  period   return/(a)/     rate       rate/(g)/    (in 000s)
                                      ======================================================================
                                                               SELECT EQUITY FUND
------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===============================
1997 - Class A Shares ..............     $3.66     $23.32      23.75%         37.28%    $.0417       $225,968
1997 - Class B Shares/(f)/..........      2.74      23.18      18.59/(b)/     37.28      .0417         17,258
1997 - Institutional Shares ........      3.73      23.44      24.63          37.28      .0417        148,942
1997 - Service Shares/(f)/..........      2.25      23.27      15.92/(b)/     37.28      .0417          3,666
1996 - Class A Shares ..............      5.05      19.66      38.63          39.35        --         129,045
1996 - Institutional Shares/(d)/....      2.74      19.71      20.14/(b)/     39.35/(b)/   --          64,829
1995 - Class A Shares ..............     (1.32)     14.61      (1.10)         56.18        --          94,968
1994 - Class A Shares ..............      0.47      15.93      15.12          87.73        --          92,769
1993 - Class A Shares ..............      0.41      15.46       4.30         144.93        --         117,757

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/............    0.88      15.05       7.01/(b)/    135.02(c)     --         151,142

                                                                              Ratios assuming no
                                                                            voluntary waiver of fees
                                                                             or expense limitations
                                                                            -------------------------
                                                    Ratio of   Ratio of net              Ratio of net
                                                      net       investment   Ratio of     investment
                                                    expenses    income to   expenses to    income
                                                   to average  average net   average      to average
                                                     assets      assets     net assets    net assets
                                                   ==================================================
                                                                   SELECT EQUITY FUND
-----------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares ........................      1.29%       0.91%        1.53%         0.67%
1997 - Class B Shares/(f)/....................      1.83/(c)/   0.06/(c)/    2.00/(c)/    (0.11)/(c)/
1997 - Institutional Shares ..................      0.65        1.52         0.85          1.32
1997 - Service Shares/(f)/....................      1.15/(c)/   0.69/(c)/    1.35/(c)/     0.49/(c)/
1996 - Class A Shares ........................      1.25        1.01         1.55          0.71
1996 - Institutional Shares/(d)/..............      0.65/(c)/   1.49/(c)/    0.96/(c)/     1.18/(c)/
1995 - Class A Shares ........................      1.38        1.33         1.63          1.08
1994 - Class A Shares ........................      1.42        0.92         1.67          0.67
1993 - Class A Shares ........................      1.28        1.30         1.53          1.05

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/....................      1.57/(c)/   1.24/(c)/    1.82/(c)/     0.99/(c)/

--------------
/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from June 15, 1995 (commencement of operations) to January
     31, 1996.
/(e)/ For the period from May 24, 1991 (commencement of operations) to January
     31, 1992.
/(f)/ For the period from May 1 and June 7, 1996 (commencement of operations) to
     January 31, 1997 for Class B and Service shares, respectively.
/(g)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(h)/ Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                                                  Income (loss) from
                                                      investment
                                                    operations/(h)/         Distributions to shareholders
                                                ======================  =====================================
                                                               Net
                                                            realized
                                                              and                     From net
                                         Net                unrealized                realized
                                        asset              gain(loss)                   gain          In                       Net
                                       value,                  on                        on         excess                  Increase
                                      beginning    Net     investments   From net    investment     of net     Additional    in net
                                         of     investment    and       investment   and option    investment    paid-in     asset
                                       period    income     options       income    transactions    income       capital     value
                                     ===============================================================================================

                                                                         GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............    $19.98     $0.35      $5.18       $(0.35)       $(1.97)     $ (0.01)      $  --      $3.20
1997 - Class B Shares/(f)/ ........     20.82      0.17       4.31        (0.17)        (1.97)       (0.06)         --       2.28
1997 - Institutional Shares/(f)/ ..     21.25      0.29       3.96        (0.30)        (1.97)       (0.04)         --       1.94
1997 - Service Shares/(f)/ ........     20.71      0.28       4.50        (0.28)        (1.97)       (0.07)         --       2.46
1996 - Class A Shares .............     15.80      0.33       4.75        (0.30)        (0.60)         --           --       4.18
1995 - Class A Shares .............     15.79      0.20/(b)/  0.30/(b)/   (0.20)        (0.33)       (0.07)       0.11/(b)/  0.01
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........     14.18      0.15       1.68        (0.15)        (0.06)       (0.01)         --       1.61


                                                                                                 Ratio of      Ratio of
                                                                                      Net          net           net
                                        Net                                          assets      expenses     investment
                                       asset                                           at          to         income to
                                       value     Total     Portfolio    Average      end of      average       average
                                      end of     return    turnover    commission    period        net           net
                                      period     /(a)/       rate       rate/(g)/   (in 000s)     assets       assets
                                     ===================================================================================
                                                                   GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............    $23.18     28.42%     53.03%      $.0586      $615,103     1.22%        1.60%
1997 - Class B Shares/(f)/ ........     23.10     22.23/(d)/ 53.03        .0586        17,346     1.93/(e)/    0.15/(e)/
1997 - Institutional Shares/(f)/ ..     23.19     20.77/(d)/ 53.03        .0586           193     0.82/(e)/    1.36/(e)/
1997 - Service Shares/(f)/ ........     23.17     23.87/(d)/ 53.03        .0586         3,174     1.32/(e)/    0.94/(e)/
1996 - Class A Shares .............     19.98     32.45      57.93        --          436,757     1.20         1.67
1995 - Class A Shares .............     15.80      3.97      71.80        --          193,772     1.25         1.28
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........     15.79     13.08/(d)/102.23/(d)/   --           41,528     1.25/(e)/    1.23/(e)/



                                                   Ratios assuming no
                                                voluntary waiver of fees
                                                 or expense limitations
                                            =================================
                                                                 Ratio of
                                              Ratio of         net investment
                                              expenses          income (loss)
                                             to average          to average
                                             net assets          net assets
                                            =================================
                                                 GROWTH AND INCOME FUND
-----------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............            1.43%                1.39%
1997 - Class B Shares/(f/) ........            1.93/(e)/            0.15/(e)/
1997 - Institutional Shares/(f)/ ..            0.82/(e)/            1.36/(e)/
1997 - Service Shares/(f)/ ........            1.32/(e)/            0.94/(e)/
1996 - Class A Shares .............            1.45                 1.42
1995 - Class A Shares .............            1.58                 0.95
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........            3.24/(e)/           (0.76)/(e)/

----------------------------------
/(a)/Assumes investment at the net asset v alue at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/Calculated based on the average shares outstanding methodology.
/(c)/For the period from February 5, 1993 (commencement of operations) to
     January 31, 1994.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For the period from March 6, May 1 and June 3, 1996 (commencement of operations) to January 31, 1997 for Service, Class B and Institutional shares, respectively.
/(g)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(h)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Income (loss) from
                                                           investment operations/(g)/         Distributions to shareholders
                                                         ===========================  =============================================
                                                                       Net realized
                                                                      and unrealized                   From net
                                              Net asset               gain (loss) on                 realized gain     In excess
                                               value,        Net       investments,    From net     on investments,      of net
                                              beginning   investment   options and    investment        options        investment
                                              of period     income       futures        income        and futures        income
                                            =======================================================================================
                                                                                 CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................       $14.91        $0.10        $3.56         $ (0.10)       $ (1.72)         $(0.02)
1997 - Class B Shares(b).................        15.67         0.01         2.81           (0.01)         (1.72)          (0.09)
1996 - Class A Shares....................        13.67         0.12         3.93           (0.12)         (2.69)             --
1995 - Class A Shares....................        15.96         0.03        (0.69)          (0.01)         (1.62)             --
1994 - Class A Shares....................        14.64         0.02         2.40           (0.01)         (1.07)          (0.02)
1993 - Class A Shares....................        13.65         0.06         2.28           (0.07)         (1.28)             --
1992 - Class A Shares....................        11.10         0.28         2.90           (0.31)         (0.32)             --

For the Period Ended January 31,
================================
1991 - Class A Shares/(c)/...............        11.34         0.34        (0.27)          (0.31)            --              --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Net
                                             Net increase     Net asset                                               assets at
                                              (decrease)        value,                  Portfolio       Average         end of
                                                in net          end of        Total     turnover       commission       period
                                              asset value       period      return/(a)/   rate          rate/(f)/     (in 000s)
                                            =======================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................      $1.82            $16.73        25.97%       52.92%        $.0563           $920,646
1997 - Class B Shares(b).................       1.00             16.67        19.39/(d)/   52.92          .0563              3,221
1996 - Class A Shares....................       1.24             14.91        30.45        63.90           --              881,056
1995 - Class A Shares....................      (2.29)            13.67        (4.38)       38.36           --              862,105
1994 - Class A Shares....................       1.32             15.96        16.89        36.12           --              833,682
1993 - Class A Shares....................       0.99             14.64        18.01        58.93           --              665,976
1992 - Class A Shares....................       2.55             13.65        29.31        48.93           --              500,307

For the Period Ended January 31,
================================
1991 - Class A Shares(c).................      (0.24)            11.10         0.84/(d)/   35.63/(d)/      --              437,533
-------------------------------------------------------------------------------------------------------------
                                                                                        Ratios assuming no
                                                                                     voluntary waiver of fees
                                                                                   =============================

                                               Ratio of        Ratio of net                     Ratio of net
                                                  net           investment        Ratio of       investment
                                              expenses to    income (loss) to   expenses to    income (loss)
                                              average net        average          average        to average
                                                assets          net assets       net assets      net assets
                                            ====================================================================

----------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................        1.40%           0.62%           1.65%            0.37%
1997 - Class B Shares/(b)/.................      2.15/(e)/      (0.39)/(e)/      2.15/(e)/       (0.39)/(e)/
1996 - Class A Shares....................        1.36            0.65            1.61             0.40
1995 - Class A Shares....................        1.38            0.16            1.63            (0.09)
1994 - Class A Shares....................        1.38            0.13            1.63            (0.12)
1993 - Class A Shares....................        1.41            0.42            1.66             0.17
1992 - Class A Shares....................        1.53            2.09            1.78             1.84

For the Period Ended January 31,
--------------------------------
1991 - Class A Shares/(c)/...............        1.27/(d)/       3.24/(d)/       1.47/(d)/        3.04/(d)/

--------------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to
     January 31, 1997.
/(c)/For the period from April 20, 1990 (commencement of operations) to January
     31, 1991.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period



--------------------------------------------------------------------------------


                                                   Income (loss) from                     Distributions to
                                                investment  operations/(g)/                  shareholders
                                                ===========================   =======================================
                                                                                            From          In excess
                                                                                             net              of
                                                             Net realized                  realized        realized        Net
                                                            and unrealized                 gain on         gains on      increase
                                     Net asset      Net     gain (loss) on     From       investment,     investment    (decrease)
                                       value,    investment  investments,       net       option and      option and      in net
                                     beginning     income    options and     investment    futures         futures        asset
                                     of period     (loss)      futures         income    transactions    transactions     value
                                     ==============================================================================================

                                                      SMALL CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===================================
1997 - Class A Shares .............  $17.29        $(0.21)      $4.92        $   -        $(1.09)        $   -            $3.62
1997 - Class B Shares/(b)/.........   20.79         (0.11)       1.21            -         (1.09)            -             0.01
1996 - Class A Shares .............   16.14         (0.23)       1.39            -         (0.01)            -             1.15
1995 - Class A Shares .............   20.67         (0.07)      (3.53)           -         (0.69)          (0.24)         (4.53)
1994 - Class A Shares .............   16.68         (0.04)       5.03            -         (1.00)            -             3.99

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........   14.18          0.03        2.50          (0.03)        -               -             2.50

----------------------------------------------------------------------------------------------------
                                   Net asset                                           Net assets
                                     value,                   Portfolio    Average      at end of
                                     end of      Total        turnover    commission     period
                                     period    return/(a)/      rate       rate/(f)/    (in 000s)
                                   ================================================================

                                                        SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===================================
1997 - Class A Shares .............  $20.91     27.28%          99.46%       $.0461       $212,061

1997 - Class B Shares/(b)/.........   20.80     5.39/(d)/       99.46         .0461          3,674
1996 - Class A Shares .............   17.29     7.20            57.58           -          204,994
1995 - Class A Shares .............   16.14   (17.53)           43.67           -          319,487
1994 - Class A Shares .............   20.67    30.13            56.81           -          261,074

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........   16.68    17.86/(d)/        7.12/( e)/     -           59,339

---------------------------------------------------------------------------------------------
                                                                      Ratios assuming no
                                                                   voluntary waiver of fees
                                                    Ratio of      ===========================
                                      Ratio of        net                        Ratio of
                                         net       investment      Ratio of         net
                                       expenses      income        expenses      investment
                                      to average     (loss) to    to average      loss to
                                         net       average net       net        average net
                                       assets        assets         assets        assets
                                      =======================================================

                                                    SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------
For the Year Ended January 31,
===================================
1997 - Class A Shares .............     1.60%         (0.72)%        1.85%        (0.97)%
1997 - Class B Shares/(b)/.........     2.35/(e)/     (1.63)/(e)/    2.35/(e)/    (1.63)/(e)/
1996 - Class A Shares .............     1.41          (0.59)         1.66         (0.84)
1995 - Class A Shares .............     1.53          (0.53)         1.78         (0.78)
1994 - Class A Shares .............     1.60          (0.45)         1.85         (0.70)

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........     1.65/(e)/      0.62/(e)/     2.70/(e)/    (0.43)/(e)/

------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to January 31,
     1997.
/(c)/For the period from October 22, 1992 (commencement of operations) to
     January 31, 1993.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                                                                Income (loss) from                           Distributions
                                                             investment operations/(g)/                     to shareholders
                                                  ================================================= ==============================
                                                                        Net          Net realized                       From net
                                                                     realized       and unrealized                      realized
                                                                  and unrealized      gain (loss)                        gain on
                                      Net asset                   gain (loss) on      on foreign       From            investment,
                                       value,          Net         investments,        currency         net            option and
                                      beginning    investment         options          related      investment           futures
                                      of period   income (loss)     and futures      transactions     income          transactions
                                      ============================================================================================
                                                                       INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
=====================================
1997 - Class A Shares...............    $17.20        $0.10             $3.51            $(1.28)        $  --             $(0.21)
1997 - Class B Shares/(e)/..........     18.91        (0.06)             0.94             (0.34)           --              (0.21)
1997 - Institutional Shares/(e)/....     17.45         0.04              3.39             (1.24)         (0.03)            (0.21)
1997 - Service Shares/(e)/..........     17.70        (0.02)             2.95             (1.08)           --              (0.21)
1996 - Class A Shares ..............     14.52         0.13              2.58              1.42          (0.58)            (0.87)
1995 - Class A Shares...............     18.10         0.06             (3.04)            (0.01)           --              (0.59)
1994 - Class A Shares...............     14.35         0.05              4.08             (0.38)           --                --

For the Period Ended January 31,
=====================================
1993 - Class A Shares/(b)/..........     14.18        (0.01)             0.29             (0.11)           --                --

---------------------------------------------------------------------------------------------------------------------------
                                              Net
                                           increase      Net asset
                                          (decrease)      value,                   Portfolio    Average    Net assets at
                                         in net asset     end of         Total     turnover   commission   end of period
                                             value        period      return/(a)/    rate       rate/(f)/    (in 000s)
                                         ==================================================================================

---------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
========================================
1997 - Class A Shares...................  $  2.12         $19.32       13.48%        38.01%       $.0318       $536,283
1997 - Class B Shares/(e)/..............     0.33          19.24        2.83/(c)/    38.01         .0318         19,198
1997 - Institutional Shares/(e)/........     1.95          19.40       12.53/(c)/    38.01         .0318         68,374
1997 - Service Shares/(e)/..............     1.64          19.34       10.42/(c)/    38.01         .0318            674
1996 - Class A Shares ..................     2.68          17.20       28.68         68.48          --          330,860
1995 - Class A Shares...................    (3.58)         14.52      (16.65)        84.54          --          275,086
1994 - Class A Shares...................     3.75          18.10       26.13         60.04          --          269,091

For the Period Ended January 31,
========================================
1993 - Class A Shares/(b)/..............     0.17          14.35        1.23/(c)/     0.00          --           66,063

-----------------------------------------------------------------------------------------------------
                                                                            Ratios assuming no
                                                                       voluntary waiver of fees or
                                                                           expense limitations
                                                                      ===============================

                                                         Ratio of net                   Ratio of
                                            Ratio of      investment                 net investment
                                              net           income       Ratio of        income
                                          expenses to     (loss) to      expenses        (loss)
                                          average net    average net    to average     to average
                                             assets         assets      net assets     net assets
                                        =============================================================

-----------------------------------------------------------------------------------------------------
For the Year Ended January 31,
========================================
1997 - Class A Shares...................     1.69%        (0.07)%          1.88%         (0.26)%
1997 - Class B Shares/(e)/..............     2.23/(d)/    (0.97)/(d)/      2.38/(d)/     (1.12)/(d)/
1997 - Institutional Shares/(e)/........     1.10/(d)/     0.43/(d)/       1.25/(d)/      0.28/(d)/
1997 - Service Shares/(e)/..............     1.60/(d)/    (0.40)/(d)/      1.75/(d)/     (0.55)/(d)/
1996 - Class A Shares ..................     1.52          0.26            1.77           0.01
1995 - Class A Shares...................     1.73          0.40            1.98           0.15
1994 - Class A Shares...................     1.76          0.51            2.01           0.26

For the Period Ended January 31,
========================================
1993 - Class A Shares/(b)/..............     1.80/(d)/    (0.42)/(d)/      2.58/(d)/     (1.20)/(d)/

--------------------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from December 1, 1992 (commencement of operations) to
     January 31, 1993.
/(c)/Not annualized.
/(d)/Annualized.
/(e)/For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional, Service and Class B shares, respectively.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

----------------------------------------------------------------------------------------------------------------------------------
                                                                    Income (loss)                        Distributions to
                                                            from investment operations /(g)/               shareholders
                                                      --------------------------------------------- ------------------------------
                                                                                           Net
                                                                                      realized and
                                                                                       unrealized
                                              Net                        Net             gain on
                                             asset         Net       realized and        foreign
                                            value,     investment     unrealized        currency     From net        In excess
                                           beginning     income     gain(loss) on        related    investment   of net investment
                                           of period     (loss)      investments      transactions    income           income
                                          ----------------------------------------------------------------------------------------

                                                                           ASIA GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares.....................   $16.49       $ 0.06         $(0.11)         $(0.12)        $(0.01)      $ --
1997 - Class B Shares/(e)/................    17.31        (0.05)         (0.48)          (0.51)          --          (0.03)
1997 - Institutional Shares/(e)/..........    16.61         0.04          (0.11)          (0.11)         (0.04)       (0.06)
1996 - Class A Shares.....................    13.31         0.17           3.44           (0.12)         (0.17)       (0.14)

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/(b)/................    14.18         0.11          (0.89)           0.01          (0.10)        --


------------------------------------------------------------------------------------------------------------------------------
                                             Net
                                           increase       Net
                                          (decrease)     asset
                                            in net       value,                  Portfolio      Average      Net assets at
                                            asset        end of       Total      turnover      commission    end of period
                                            value        period    return/(a)/     rate         rate/(f)/        (000s)
                                          ------------------------------------------------------------------------------------

                                                                           ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares.....................  $(0.18)      $16.31     (1.01)%        48.40%       $.0151           $263,014
1997 - Class B Shares/(e)/................   (1.07)       16.24     (6.02)/(c)/    48.40         .0151              3,354
1997 - Institutional Shares/(e)/..........   (0.28)       16.33     (1.09)/(c)/    48.40         .0151             13,322
1996 - Class A Shares.....................    3.18        16.49     26.49          88.80          --              205,539

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/(b)/................   (0.87)       13.31     (5.46)/(c)/    36.08/(c)/     --              124,298


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Ratios assuming no
                                                                                                       voluntary waiver of fees
                                                                                                         or expense limitations
                                                                                                      ------------------------------
                                                                             Ratio          Ratio                       Ratio
                                                                            of net          of net      Ratio of        of net
                                                                          expenses to     investment    expenses      investment
                                                        Net assets at       average      income(loss)  to average    income(loss)
                                                        end of period         net         to average       net        to average
                                                            (000s)          assets        net assets     assets       net assets
                                                     -------------------------------------------------------------------------------

                                                         ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares................................       $263,014         1.67%          0.20%          1.87%          0.00%
1997 - Class B Shares/(e)/...........................          3,354         2.21/(d)/     (0.56)/(d)/     2.37/(d)/     (0.72)/(d)/
1997 - Institutional Shares/(e)/.....................         13,322         1.10/(d)/      0.54/(d)/      1.26/(d)/      0.38/(d)/
1996 - Class A Shares................................        205,539         1.77           1.05           2.02           0.80

For the Period Ended January 31,
--------------------------------

1995 - Class A Shares/(b)/...........................        124,298         1.90/(d)/      1.83/(d)/      2.38/(d)/      1.35/(d)/

--------------------------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 2 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g)  Includes the balancing effect of calculating per share amounts.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Goldman Sachs Equity Portfolios, Inc.:

   We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Equity Portfolios, Inc. (a Maryland Corporation), comprising the Balanced Fund, Select Equity Fund, Growth and Income Fund, Capital Growth Fund, Small Cap Equity Fund, International Equity Fund and Asia Growth Fund, including the statements of investments, as of January 31, 1997 and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Equity Portfolios, Inc. as of January 31, 1997 the results of their operations and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 15, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------  ----------------------------------------









                     [This Page Intentionally Left Blank]









--------------------------------------  ----------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Equity Portfolios, Inc. Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

Goldman Sachs
One New York Plaza
New York, NY 10004

Directors
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

The Goldman Sachs
Equity Portfolios

-------------------

Annual Report
January 31, 1997

Goldman Sachs Balanced Fund
Goldman Sachs Select Equity Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Small Cap Equity Fund
Goldman Sachs International Equity Fund
Goldman Sachs Asia Growth Fund

[LOGO OF GOLDMAN SACHS APPEARS HERE]

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

  We are pleased to have the opportunity to discuss the performance and holdings of the Goldman Sachs Mid-Cap Equity Fund for the 12 months ended January 31, 1997. The U.S. equity market rewarded investors with excellent returns once again in 1996, with the Goldman Sachs Mid-Cap Equity Fund outperforming its benchmark by a wide margin during the period under review. To help put the fund's performance in perspective, we will also provide a brief overview of the economic and investment environment.

OBJECTIVE AND INVESTMENT APPROACH

  The Goldman Sachs Mid-Cap Equity Fund seeks long-term capital growth primarily by investing at least 65% of its total assets in equities with market capitalizations of between $500 million and $7 billion at the time of investment. However, the fund currently intends to emphasize investments in companies with market capitalizations of under $5 billion at the time of investment. The fund is managed with a value style, which means we focus on companies whose stocks we believe are inexpensive relative to their expected long-term earnings growth and their asset value. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach. Though we are not sector investors, we closely monitor the fund's sector and industry exposures compared with the benchmark in an effort to avoid unintentional over- or underweightings.

MID-CAPS PERFORMED WELL, BUT LAGGED LARGE-CAPS

  The U.S. stock market surged to record levels during the period under review, rising an impressive 26.3% (as measured by the Standard & Poor's 500 stock index). After a run-up from January through mid-February, market volatility notably increased, as investor sentiment vacillated between two contradictory concerns. With some economic news, investors feared that the economy was growing too quickly, making higher inflation a possibility, while other news caused them to worry that the economy was slowing, putting earnings at risk. In May, investors briefly overcame their fears and sent the market higher, but their concerns quickly reemerged and caused the market to settle into another choppy trading range that culminated in a sharp sell-off in July. However, stock prices rebounded throughout the second half of the period, as investors became more confident that the environment of low inflation, moderate economic growth and healthy corporate earnings would persist. Though small-cap stocks led the market during the first half of the year, the post-July rally was dominated by a handful of large-cap, growth companies.

  During the period, the mid-cap sector of the stock market recorded a total return of 20.9% (as measured by the Russell Midcap index), lagging its larger peers but slightly outperforming small-cap stocks, which rose 19.0% (as measured by the Russell 2000 index). The divergence between the performance of the different stock capitalizations was primarily a reflection of investors "flight to quality" in the uncertain market, with investors favoring large-cap growth companies that were highly liquid.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

ECONOMIC GROWTH REBOUNDED AFTER A WEAK START, THEN MODERATED

  When the period began, lackluster consumer spending, harsh winter weather and the General Motors strike restrained economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated even more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

  The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP slowing to 2.1%, largely due to lackluster consumer spending and a widening U.S. trade deficit. This slowdown proved to be temporary, however, as a wide range of economic reports pointed toward renewed strength from October through December. Fourth-quarter real GDP growth was revised to 3.9% (annualized), reflecting a narrowing trade deficit, rising consumer spending and accelerating manufacturing activity. In January 1997, the economic data suggested that the economy's advance was continuing. Despite firm growth, underlying inflation remained surprisingly mild. For all of 1996, consumer prices rose only 2.9%.

  The U.S. Federal Reserve cut the Federal funds rate by 25 basis points in January 1996, just prior to the start of the period. Though stronger than expected growth shifted investor expectations from further Federal Reserve interest rate cuts to potential tightening, the Fed then left rates unchanged. As of January 31, 1997, the Federal funds rate remained at 5.25%.

PERFORMANCE REVIEW: STRONG OUTPERFORMANCE, LED BY OUR TECHNOLOGY, FINANCIAL AND ENERGY STOCKS

  For the 12-month period ended January 31, 1997, the Goldman Sachs Mid-Cap Equity Fund had a total return of 25.63% based on net asset value, significantly outperforming the 20.90% total return of the fund's benchmark, the Russell Midcap Index. We are also pleased to note that the fund fared very well compared with its peers. For the 12-month period ended January 31, 1997, the fund ranked within the top 20% of the Lipper mid-cap fund category (30th of 157), according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

  The fund's strong results came primarily during the second half of the period, and can be attributed to successful stock selection. The best performing stocks came from a wide range of sectors, with technology, financial and energy-related investments performing particularly well. In addition, the fund benefited from several of its positions in consumer nondurables, a sector that had been underweighted early in the period and subsequently increased.

  The fund's top performers included a number of manufacturers of computer-related components. For example, we took advantage of the slump in technology stocks in early 1996 by establishing a position in TERADYNE, INC., a manufacturer of semiconductor testing equipment, at an extremely inexpensive price. The stock then rebounded much faster than we anticipated in advance of the turnaround of the semiconductor cycle. Other successful holdings in the sector were the best performing initial public offering of 1996, CYMER, INC., a producer of excimer lasers used to etch semiconductors, and SEAGATE TECHNOLOGY, INC., the world's largest independent disk-drive maker. Seagate Technology spent much of the past year

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

integrating its acquisition of Conner Peripherals, Inc., which gave it a dominant market share and made it the most vertically integrated hard disk-drive manufacturer. By the end of the period, we sold the fund's position in Cymer and reduced Teradyne and Seagate Technology as they appreciated and became less undervalued.

  In the financial sector, several of our bank and insurance holdings performed extremely well. Bank stocks included GREENPOINT FINANCIAL CORP., which reported strong demand for its "no-documentation" and "low-documentation" mortgages; REPUBLIC BANK OF NEW YORK CORP., which achieved an earnings improvement due to better than expected revenues and non-interest expense control; and STANDARD FED BANCORPORATION, a Michigan-based thrift that is in the process of being acquired, which we sold after it reached our target price. In the insurance industry, OLD REPUBLIC INTERNATIONAL CORP. enhanced shareholder value in a slow premium growth environment by improving its capital management, which included a stock buyback program; USLIFE CORP. surged amid takeover speculation, and ALLMERICA FINANCIAL CORP. announced a restructuring that would combine its four units.

  The fund also benefited from several of its energy and consumer nondurable investments. TOSCO CORP., an oil refiner and distributor, continued to consolidate its market position through an ambitious acquisition strategy, and LONG ISLAND LIGHTING CO., a New York-based utility, agreed to be acquired by Brooklyn Union Gas Co. at a very attractive price. In the consumer nondurable sector, SUNBEAM CORP., a leading consumer products company, surged due to the aggressive restructuring program initiated by its new CEO; and FRUIT OF THE LOOM, INC. performed well due to increased investor recognition of its ability to improve future cash flow.

DIFFICULT INDUSTRY CONDITIONS IMPACTED SEVERAL HOLDINGS

  Fund holdings that did not fulfill our expectations included several companies that were affected by difficult industry conditions. These included GEON CORP., VISHAY INTERTECHNOLOGY, INC. and STONE CONTAINER CORP., which all suffered when their respective businesses -- chemicals, electronic capacitors, and pulp and paper products -- came under pressure due to increased competition and overcapacity. Another disappointment was CENTRAL MAINE POWER CO., which was impacted by continuing uncertainty in the regulatory environment for electric utilities. We believe that the market has overreacted to the short-term problems facing these companies and the fund continued to hold them as of the end of the period.

NEW INVESTMENTS ADDED DIVERSIFICATION

  After many holdings performed extremely well and were sold upon reaching our price targets, we initiated several new investments that we determined were very undervalued. These included two stocks that were among the fund's 10 largest positions as of the end of the period under review: INTERNATIONAL MULTIFOODS CORP. and UNICOM CORP. International Multifoods Corp., a distributor of specialty foods, has a relatively low valuation, a high degree of operating leverage and new management that is expected to improve profitability, particularly in its vending distribution business. Unicom Corp., an electric utility that operates 12 nuclear units at six sites, generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-term prospects.

  We established a major position in PERRIGO CO., the largest manufacturer of store-brand health and

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

beauty aids, over-the-counter pharmaceuticals and nutritional products. We expect Perrigo to benefit from stricter cost controls as well as its "over-the-counter switch" business, where it produces drugs that are equivalent to brand-name products after the original drug patents expire. These products are a significant new source of revenues because they command higher margins and have higher unit growth. Another new position was IMATION CORP., a spin-off of 3M Co., which manufactures products for data storage, printing and publishing, medical imaging and photography. Imation has a strong balance sheet and is using the cash flow generated by its older businesses to develop new products such as high-capacity disks.

  We significantly increased the fund's existing position in THIOKOL CORP., a defense/aerospace company that has a debt-free balance sheet, trades at a very low earnings multiple and is reducing its dependence on the federal government. As part of this strategy, Thiokol formed a joint venture to manufacture components for commercial aircraft, which will enable it to benefit from an expected upturn in the aircraft cycle.


                                 TOP 10 EQUITY HOLDINGS AS OF JANUARY 31, 1997

COMPANY                                    LINE OF BUSINESS             PERCENTAGE OF TOTAL NET ASSETS
Thiokol Corp.                      Defense/Aerospace                                             3.0%
Shopko Stores, Inc.                Discount Retailer                                             2.5%
Goodyear Tire & Rubber Co.         Tire and Rubber Products                                      2.5%
Republic Bank of New York Corp.    Bank                                                          2.5%
Long Island Lighting Co.           Electric Utilities                                            2.5%
International Multi-foods Corp.    Food Distributor                                              2.4%
Avnet, Inc.                        Electronic Components Distributor                             2.4%
USLife Corporation                 Insurance                                                     2.4%
Unicom Corp.                       Utility                                                       2.4%
Owens-Illinois, Inc.               Packaging                                                     2.4%

OUTLOOK
  As of this writing, we believe the stock market, in general, is somewhat overvalued. Though we still expect the market to achieve positive results in 1997, its returns are unlikely to match the strong returns of 1995 or 1996. Despite the expensive market, the fund's current holdings are attractively valued and we expect them to continue to perform well. We intend to continue to utilize extensive fundamental research to identify attractive, undervalued stocks with solid long-term prospects.


Sincerely,

/s/ Eileen A. Aptman
Eileen A. Aptman
Portfolio Manager


/s/ Ronald E. Gutfleish
Ronald E. Gutfleish
Portfolio Manager

U.S. Active Equity Value
March 3, 1997

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

The following graph shows the value, as of January 31, 1997, of a $1,000,000 investment made on the inception date of the Fund. For comparative purposes, the performance of the Fund's benchmark (the Russell Midcap Index ("Russell Midcap")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.


                            (dollars in thousands)


                          [LINE GRAPH APPEARS HERE]


                              GS MIDCAP    RUSSELL MIDCAP

             8/1/95             $1,000         $1,000
            1/31/96             $1,069         $1,094
            1/31/97             $1,344         $1,523





                  Average Annual Total Return
              -----------------------------------
                      One Year      Since Inception
                                          (a)
              -----------------------------------
Institutional            25.63%          21.65%
 Shares



(a)  Institutional shares commenced operations on August 1, 1995.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
January 31, 1997

Shares                     Description              Value
-------------------------------------------------------------
Common Stocks--96.5%
Airlines--2.0%
102,400           Continental Airlines,           $ 2,867,200
                  Inc.*
-------------------------------------------------------------
APPLIANCE MANUFACTURER--1.8%
95,300            Sunbeam Corp., Inc.               2,644,575
-------------------------------------------------------------
AUTO--ORIGINAL EQUIPMENT MANUFACTURER--0.7%
48,500            Exide Corp.                       1,091,250
-------------------------------------------------------------
BANKS--4.1%
27,600            Greenpoint Financial Corp.        1,504,200
40,700            Republic Bank of New York         3,607,038
                  Corp.
14,800            Unionbancal Corp.                   791,800
                                                    5,903,038
-------------------------------------------------------------
CHEMICALS--COMMODITY--1.2%
94,600            Geon Co.                          1,773,750
-------------------------------------------------------------
COMPUTERS AND PERIPHERALS--3.2%
124,300           Decisionone Corp.                 2,175,250
48,000            Seagate Technology, Inc.*         2,472,000
                                                    4,647,250
-------------------------------------------------------------
CONSUMER STAPLES--1.8%
56,135            Block Drug Company, Inc.          2,638,345
-------------------------------------------------------------
DEFENSE--3.0%
76,600            Thiokol Corp.                     4,289,600
DEPARTMENT STORES--2.5%
228,000           Shopko Stores, Inc.               3,619,500
-------------------------------------------------------------
ELECTRIC UTILITIES--8.6%
242,100           Central Maine Power Co.           2,693,362
38,500            CMS Energy Corp.                  1,289,750
158,100           Long Island Lighting Co.          3,596,775
147,500           Niagara Mohawk Power              1,493,437
                  Corp.*
145,900           Unicom Corp.                      3,446,888
                                                   12,520,212
-------------------------------------------------------------
FOOD--4.1%
161,900           Chiquita Brands                   2,367,788
                  International, Inc.
197,000           International Multifoods          3,546,000
                  Corp.
                                                    5,913,788
-------------------------------------------------------------
FOREST PRODUCTS--2.7%
31,000            Georgia-Pacific Corp.             2,282,375
130,000           Stone Container Corp.             1,755,000
                                                    4,037,375
-------------------------------------------------------------
HEALTHCARE MANAGEMENT--4.8%
57,800            Health Systems                    1,495,575
                  International, Inc.*
104,900           Horizon CMS Healthcare            1,442,375
                  Corp.
126,400           Tenet Healthcare Corp.*           3,412,800
33,000            Trigon Healthcare Inc.              585,750
                                                    6,936,500
-------------------------------------------------------------
HOME BUILDERS--3.1%
46,000            Centex Corp.                      1,794,000
104,600           Lennar Corp.                      2,784,975
                                                    4,578,975
-------------------------------------------------------------
INSURANCE--LIFE--3.8%
36,900            Reliastar Financial Corp.         2,047,950
84,700            US Life Corp.                     3,472,700
                                                    5,520,650
-------------------------------------------------------------

Shares                    Description            Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSURANCE--PROPERTY AND CASUALTY--3.8%
90,100             Allmerica Financial Group      $ 3,299,912
84,300             American States Financial        2,223,413
                   Corp.*
                                                    5,523,325
-------------------------------------------------------------
INSURANCE BROKERS--1.5%
80,900             Old Republic                     2,174,187
                   International
                   Corp.
-------------------------------------------------------------
INVESTMENT BROKERS AND MANAGERS--1.0%
44,300             Lehman Brothers Holdings,        1,400,987
                   Inc.
-------------------------------------------------------------
LOGISTICS/TRUCKING--1.9%
106,800            Consolidated Freightways,        2,710,050
                   Inc.
-------------------------------------------------------------
LEISURE--2.1%
115,300            Royal Caribbean Cruise           3,041,038
                   Lines
-------------------------------------------------------------
MACHINERY--0.9%
22,400             Tecumseh Products, Inc.          1,293,600

MEDIA--1.2%
 76,200            Carmike Cinemas                  1,809,750
-------------------------------------------------------------
MEDICAL--2.5%
     68,800        Owens and Minor, Inc.              705,200
     272,700            Perrigo Co.                 2,897,438
                                                    3,602,638
-------------------------------------------------------------
OIL REFINING AND MARKETING--5.5%
59,400             Ashland Inc.                     2,561,625
34,600             Tosco Corp.                      3,062,100
71,700             Valero Energy Corp.              2,419,875
                                                    8,043,600
-------------------------------------------------------------
PACKAGING--2.4%
144,000            Owens-Illinois Inc.*             3,420,000
-------------------------------------------------------------
RECREATIONAL PRODUCTS--1.7%
149,300            Outboard Marine Corp.            2,482,112

RESTAURANTS--1.8%
369,800            Darden Restaurants               2,681,050
-------------------------------------------------------------
SEMICONDUCTORS AND ELECTRONICS--7.8%
56,600             Avnet, Inc.                      3,502,125
98,000             Imation Corp.                    2,854,250
69,200             Silicon Valley Group,            1,859,750
                   Inc.*
124,250            Vishay Intertechnology,          2,997,531
                   Inc.*
                                                   11,213,656
-------------------------------------------------------------
SOFTWARE--1.4%
62,900             Autodesk, Inc.                   1,989,213
-------------------------------------------------------------
STEEL--1.8%
63,600             AK Steel Holding Corp.           2,559,900
-------------------------------------------------------------
                   SUPERMARKETS--1.9%
168,800            Fleming Companies, Inc.          2,721,900
                   TECHNOLOGY CAPITAL GOODS--1.9%
91,700             Teradyne, Inc.*                  2,831,238
-------------------------------------------------------------
TEXTILES--4.1%
141,100            Angelica Corp.                   2,698,537
82,300             Fruit of the Loom, Inc.*         3,302,287
                                                    6,000,824
-------------------------------------------------------------
                   TIRE AND OTHER RELATED
                   RUBBER PRODUCTS--2.5%
66,200             Goodyear Tire & Rubber Co.       3,607,900
-------------------------------------------------------------
TOBACCO--1.4%
67,000             Universal Corp.                  2,077,000
-------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $118,250,113)        $  140,165,976
-------------------------------------------------------------

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)
January 31, 1997


Principal Amount
                                    Interest Rate     Maturity Date        Value
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT--2.8%
Joint Repurchase Agreement Account
$4,100,000                                    5.63%          02/03/97  $  4,100,000
-----------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
(Cost $4,100,000)                                                      $  4,100,000
TOTAL INVESTMENTS (COST $122,350,113)**                                $144,265,976
-----------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which value exceeds cost
                                                                       $ 27,053,378
 Gross unrealized loss for investments in which cost exceeds value
                                                                         (5,196,819)
-----------------------------------------------------------------------------------
 Net unrealized gain                                                   $ 21,856,559
-----------------------------------------------------------------------------------

*   Non-income producing security.
**  The aggregate cost for federal income tax purposes is $122,409,417.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997


ASSETS:
Investment in securities, at value (identified cost               $144,265,976
 $122,350,113)
Cash                                                                    31,121
Receivables:
    Fund shares sold                                                    87,576
    Investment securities sold                                       4,552,534
    Dividends and interest                                              56,999
Deferred organization expenses, net                                     60,056
Other assets                                                            10,218

TOTAL ASSETS                                                       149,064,480

LIABILITIES:
Payables:
    Investment securities purchased                                  3,687,585
    Investment advisory fees                                            71,762
    Administration fees                                                 18,370
    Transfer agent fees                                                  4,807
Accrued expenses and other liabilities                                  28,626

TOTAL LIABILITIES                                                    3,811,150

NET ASSETS:
Paid-in capital                                                    115,859,949
Distributions in excess of net investment income                       (25,142)
Accumulated undistributed net realized gain on investment and        7,502,660
 option transactions
Net unrealized gain on investments                                  21,915,863

NET ASSETS                                                        $145,253,330

Total shares of beneficial interest outstanding, $.001 par           7,755,774
 value (50,000,000 shares authorized)
Net asset value, offering and redemption price per share (net           $18.73
 assets/shares outstanding)


The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended January 31, 1997

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                 $ 2,631,906
Interest                                      188,358
TOTAL INCOME                                2,820,264
-----------------------------------------------------
EXPENSES:
Investment adviser fees                       771,956
Administration fees                           192,989
Professional fees                              68,906
Transfer agent fees                            51,464
Custodian fees                                 29,506
Amortization of deferred organization          17,213
 expenses
Directors' fees                                 2,234
Other                                          31,778
-----------------------------------------------------
TOTAL EXPENSES                             $1,166,046
Less Expenses reimbursable by Goldman         (72,441)
 Sachs

NET EXPENSES                                1,093,605
NET INVESTMENT INCOME                       1,726,659
-----------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENT AND OPTION TRANSACTIONS:
Net realized gain on investment            13,627,039
 transactions
Net realized gain on options written           40,466
Net change in unrealized gain on           14,749,074
 investments
-----------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON        28,416,579
 INVESTMENT AND OPTION TRANSACTIONS
-----------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING      $30,143,238
 FROM OPERATIONS
-----------------------------------------------------



The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding throughout Each Period


--------------------------------------------------------------------------------


                                                    FOR THE                                 FOR THE
                                                  YEAR ENDED                              PERIOD ENDED
                                               JANUARY 31, 1997                       JANUARY 31, 1996 (A)
                                        ----------------------------             ---------------------------
FROM OPERATIONS:
Net investment income                                   $  1,726,659                            $  1,088,855
Net realized gain on investment                           13,627,039                                 547,655
 transactions
Net realized gain (loss) on options                           40,466                                 (83,442)
 written
Net change in unrealized gain on                          14,749,074                               7,166,789
 investments
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                            30,143,238                              8,719,857
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                (1,837,675)                               (986,293)
In excess of net investment income                           (25,142)                                    ---
From net realized gains                                   (6,629,058)                                    ---
Total distributions to shareholders                       (8,491,875)                               (986,293)
------------------------------------------------------------------------------------------------------------

FROM SHARE TRANSACTIONS:                  SHARES                                   SHARES
------------------------------------------------------------------------------------------------------------
Proceeds from sales of shares                227,071       3,933,239               9,029,858     135,730,361
Reinvestment of dividends and                483,747       8,489,760                  64,045         986,293
 distributions
Cost of shares repurchased                (1,480,859)    (24,491,993)               (568,088)     (8,779,257)
Net increase (decrease) in net assets
 resulting from share transactions          (770,041)    (12,068,994)              8,525,815     127,937,397

------------------------------------------------------------------------------------------------------------
TOTAL INCREASE                                             9,582,369                             135,670,961
NET ASSETS:
Beginning of period                                      135,670,961                                     ---
End of period                                           $145,253,330                            $135,670,961
------------------------------------------------------------------------------------------------------------
Accumulated undistributed
 (distributions in excess of) net                       $    (25,142)                           $    102,562
 investment income
------------------------------------------------------------------------------------------------------------

(a) For the period from August 1, 1995 (commencement of operations) to January 31, 1996.


The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                     FOR THE                    FOR THE
                                                                    YEAR ENDED                PERIOD ENDED
                                                                 JANUARY 31, 1997          JANUARY 31, 1996 (a)
                                                        ------------------------------------------------------
Net asset value, beginning of period                          $      15.91                     $      15.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                0.24                             0.13
Net realized and unrealized gain on investments                       3.77                             0.90
 and options
------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                        4.01                             1.03
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                (0.24)                           (0.12)
------------------------------------------------------------------------------------------------------------
In excess of net investment income                                   (0.02)                              --
Net realized gain on investments and option                          (0.93)                              --
 transactions
------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                  (1.19)                           (0.12)
------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                       2.82                             0.91
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $      18.73                     $      15.91
Total return /(b)/                                                   25.63%                            6.89% /(d)/
Portfolio turnover rate                                              74.03%                           58.77% /(d)/
Average commission rate /(e)/                                 $     0.0547                               --
Net assets at end of period                                   $145,253,330                     $135,670,961
Ratio of net expenses to average net assets /(c)/                     0.85%                            0.85%
Ratio of net investment income to average net assets /(c)/            1.35%                            1.67%
Ratios assuming no expense limitations:
      Ratio of expenses to average net assets /(c)/                   0.91%                            0.98%
      Ratio of net investment income to average net assets /(c)/      1.29%                            1.54%
------------------------------------------------------------------------------------------------------------

/(a)/ For the period from August 1, 1995 (commencement of operations) to January
     31, 1996.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/  Annualized.
/(d)/  Not annualized.
/(e)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
January 31, 1997

--------------------------------------------------------------------------------
1.  ORGANIZATION

Goldman Sachs Mid-Cap Equity Fund ("the Fund") is a separate diversified portfolio of Goldman SachsEquity Portfolios, Inc. (the "Company"). The Company consists of eight funds and is a Marylandcorporation registered under the Investment Company Act of 1940, as amended, as an open-end,management investment company. The Fund offers two classes of shares - Institutional shares andService shares. No Service shares were outstanding as of January 31, 1997.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significantaccounting policies consistently followed by the Fund. The preparation of financial statements inconformity with generally accepted accounting principles requires management to make estimatesand assumptions that may affect the reported amounts.

A.  Investment Valuation
--  --------------------

Investments in securities traded on a U.S. or foreignsecurities exchange or the NASDAQ system are valued daily at their last sale or closing price on theprincipal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on aU.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, andsecurities traded on a foreign exchange will be valued at the official bid price. Unlisted equity anddebt securities for which market quotations are available are valued at the mean between the mostrecent bid and asked prices. Debt securities are valued at prices supplied by an independent pricingservice, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-termdebt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, andother securities for which quotations are not readily available, are valued at fair value using methodsapproved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
--  ---------------------------------------------

Securities transactions are recorded on the tradedate. Realized gains and losses on sales of investments are calculated on the identified-costbasis. Dividend income is recorded on the ex-dividend date. Dividends for which the Fund hasthe choice to receive either cash or stock are recognized as investment income in an amountequal to the cash dividend. This amount is also used as an estimate of the fair value of the stockreceived. Interest income is determined on a basis of interest accrued, premium amortized anddiscount earned.

C.  Federal Taxes
--  -------------

It is the Fund's policy to comply with the requirements of the Internal Revenue Codeapplicable to regulated investment companies and to distribute substantially all of its investmentcompany taxable income and capital gains to its shareholders. Accordingly, no federal tax provisionis required. The characterization of distributions to shareholders for financial reporting purposes isdetermined in accordance with income tax rules. Therefore, the source of a portfolio's distributionsmay be shown in the accompanying financial statements as either from or in excess of netinvestment income or net realized gain on investment transactions, or from capital, dependingon the type of book/tax differences that may exist.

D.  Deferred Organization Expenses
--  ------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

E.  Expenses
--  --------

Expenses incurred by the Company which do notspecifically relate to an individual fund of the Company are allocated to the funds based on eachfund's relative average net assets for the period.

F.  Option Accounting Principles
--  ----------------------------

When the Fund writes call or put options, an amount equal to the premium received is recordedas an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires onits stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes again or loss without regard to any unrealized gain or loss on the underlying security, and the liabilityrelated to such option is extinguished. When a written call option is exercised, the Fund realizes again or loss from the sale of the underlying security, and the proceeds of the sale are increasedby the premium originally received. When a written put option is exercised, the amount of thepremium originally received will reduce the cost of the security which the Fund purchases uponexercise. There is a risk of loss from a change in value of such options which may exceed the relatedpremiums received.

  Upon the purchase of a call option or aprotective put option by the Fund, the premium paid is recorded as an investment and subsequentlymarked-to-market to reflect the current market value of the option. If an option which the Fundhas purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount ofthe cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gainor loss, depending on whether the sale proceeds from the closing sale transaction are greater or lessthan the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gainor loss from the sale of the underlying security, and the proceeds from such sale will be decreased bythe premium originally paid. If the Fund exercises a purchased call option, the cost of the securitywhich the Fund purchases upon exercise will be increased by the premium originally paid.

G.  Futures Contracts
--  -----------------

The Fund may enter into financial futures contracts for hedging purposes or to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cashor securities equal to the minimum "initial margin" requirement of the futures exchange on which thecontract is traded. Subsequent payments ("variation margin") are made or received by theFund each day, dependent on the daily fluctuations in the value of the underlying index, and arerecorded for financial reporting purposes as unrealized gains or losses by the Fund. Whenentering into a closing transaction, for book purposes, the Fund will realize a gain or loss equalto the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflectthe fair market value of the contract, in which case the position will be valued using methods approvedby the Board of Directors of the Company.

  Certain risks may arise upon entering intofutures contracts. The predominant risk is that the changes in the value of the futures contract may notdirectly correlate with changes in the value of the underlying securities. This risk may decrease theeffectiveness of the Fund's hedging strategies and may also result in a loss to the Fund.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

3.  AGREEMENTS

Goldman Sachs Asset Management ("GSAM"), aseparate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund'sinvestment adviser pursuant to an Investment Advisory Agreement. Under the InvestmentAdvisory Agreement, GSAM, subject to the general supervision of the Company's Board of Directors,manages the Fund's portfolio. As compensation for the services rendered under the AdvisoryAgreement and the assumption of the expenses related thereto, GSAM is entitled to a fee,computed daily and payable monthly, at an annual rate equal to .60% of the Fund's average daily netassets.

  GSAM also acts as the Fund's administratorpursuant to an Administration Agreement. Under the Administration Agreement, GSAM administersthe Fund's business affairs, including providing facilities. As compensation for the servicesrendered pursuant to the Administration Agreement, the Fund pays GSAM a fee, computeddaily and payable monthly, at an annual rate equal to .15% of the Fund's average daily net assets.

  Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" (excludingadvisory, administration, service plan and transfer agent fees and litigation, indemnification, taxes,interest, brokerage commissions and extraordinary expenses) until further notice to the extent suchexpenses exceed
 .06% of the average daily net assets of the Fund. For the year ended January 31,1997, these expense reimbursements amounted to $72,441 and Goldman Sachs owed the Fund $8,717at year end.

  Goldman Sachs serves as the Distributor ofshares of the Fund pursuant to a distribution agreement and receives no fee. Goldman Sachsalso serves as the Transfer Agent of the Fund for a fee.

4.  LINE OF CREDIT FACILITY

The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of creditfacility. In addition, the Fund participates in a $50,000,000 committed, unsecured revolving lineof credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, the Fund must own securities having a market value inexcess of 300% of the total bank borrowings. The interest rate on the borrowings is based on theFederal Funds rate. The committed facility also requires a fee to be paid based on the amount of thecommitment which has not been utilized. During the year ended January 31, 1997, the Fund did nothave any borrowings under these facilities.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and proceeds of sales or maturities ofsecurities (excluding short-term investments and options) for the year ended January 31, 1997 were$92,601,511 and $112,186,001, respectively.

 For the year ended January 31, 1997, optiontransactions in the Fund were as follows:


Put Options written     Contracts   Premium Received
----------------------------------------------------
Balance outstanding,
beginning of period         --      $             --
Options written               240             40,466
Options expired              (240)           (40,466)
----------------------------------------------------
Balance outstanding,
end of period                  --           $      0
----------------------------------------------------


  Certain risks arise related to written call or put options from the possible inability of counterpartiesto meet terms of their contracts.

  For the year ended January 31, 1997, GoldmanSachs earned approximately $22,000 of brokerage commissions from portfolio transactions executedon behalf of the Fund.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

6.  REPURCHASE AGREEMENTS

During the term of a repurchase agreement, thevalue of the underlying securities, including accrued interest, is required to equal or exceed thevalue of the repurchase agreement. The underlying securities for all repurchase agreements are held insafekeeping at the Fund's custodian.

7.  JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having advisory agreements withGSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which isinvested in one or more repurchase agreements. The underlying securities for the repurchaseagreements are U.S. Treasury obligations. At January 31, 1997, the Fund had an undividedinterest in the repurchase agreements in the following joint account which equaled $4,100,000in principal amount. At January 31, 1997, the repurchase agreements held in this joint account,along with the corresponding underlying securities (including the type of security, market value,interest rate and maturity date) were as follows:


Principal                                    Interest   Maturity    Amortized
Amount                                         Rate       Date         Cost
--------------------------------------------------------------------------------
Bear Stearns Securities, dated 01/31/97, repurchase price
$800,375,333 (GNMA: $26,604,837, 7.50%, 10/15/26; FNMA:
$720,411,516, 5.50% - 8.00%, 02/01/09 -09/01/26; FHLMC:
77,372,676, 6.0% -$ 8.0%, 04/01/98 - 07/01/26)
$800,000,000                                     5.63%  02/03/97  $  800,000,000

Nomura Securities, dated 01/31/97, repurchase price
$100,047,083 (GNMA: $102,007,864, 5.5% - 10.25%
01/15/20 - 01/20/27)
  100,000,000                                    5.65   02/03/97     100,000,000

Lehman Government Securities, dated 01/31/97, repurchase
price $201,894,173 (U.S. Treasury Notes: $191,656,654,
6.375%, 01/15/00-08/15/02; U.S. Treasury Stripped
Securities: $14,095,535 05/15/02 - 11/15/03)
  201,800,000                                    5.60   02/03/97     201,800,000

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                          $1,101,800,000
--------------------------------------------------------------------------------

8.  CERTAIN RECLASSIFICATIONS

In accordance with Statement of Position 93-2, theMid-Cap Equity Fund has reclassified $8,454 from paid-in capital to distributions in excess of netinvestment income. These reclassifications have no impact on the net asset value of the Fund and isdesigned to present the Fund's capital accounts on a tax basis.

9.  OTHER MATTERS

As of January 31, 1997, The Goldman, Sachs & Co. Employees Profit Sharing and Retirement IncomePlan was the beneficial owner of approximately 98% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of GoldmanSachs Mid-Cap Equity Fund:

  We have audited the accompanying statement ofassets and liabilities of Goldman Sachs Mid-Cap Equity Fund, one of the portfolios constituting Goldman Sachs Equity Portfolios, Inc., including the statement of investments, as of January 31, 1997, and the relatedstatement of operations and the statement of changes in net assets and the financial highlights for the periodspresented. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlightsbased on our audits.

  We conducted our audits in accordance withgenerally accepted auditing standards. Those standards require that we plan and perform the audit to obtainreasonable assurance about whether the financial statements and the financial highlights are free ofmaterial misstatement. An audit includes examining, on a test basis, evidence supporting the amounts anddisclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accountingprinciples used and significant estimates made by management, as well as evaluating the overall financialstatement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in allmaterial respects, the financial position of Goldman Sachs Mid-Cap Equity Fund as of January 31, 1997, theresults of its operations and the changes in its net assets and the financial highlights for the periods presented, inconformity with generally accepted accounting principles.



                                                             ARTHUR ANDERSEN LLP
Boston, Massachusetts
March 15, 1997

Goldman Sachs
1 New York Plaza
New York, NY  10004



DIRECTORS
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



GOLDMAN SACHS
Investment Adviser, Administrator,
Distributor and Transfer Agent

                                   Appendix A

                          DESCRIPTION OF BOND RATINGS*

                        MOODY'S INVESTORS SERVICE, INC.


     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

-----------
* The rating system described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard and Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                      1-A

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                      2-A

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.

                                      3-A

                                   Appendix B



                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-B

      GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES


     Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

     . Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $5.3 billion as of November 29, 1996.

     . With thirty-four offices around the world, Goldman Sachs employs over 9,000 professionals focused on opportunities in major markets.

     . The number one underwriter of all international equity issuers from (1993-1996).

     .    A research budget of $200 million for 1997.

     . Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1996).

     . The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).*

     . The number one lead manager for initial public offerings (IPOs) worldwide (1989-1996).



* Source:  Securities Data Corporation. Common stock ranking excludes REITs,
  ====================================
Investment Trusts and Rights.

                                      2-B

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange


1906 Goldman Sachs takes Sears Roebuck public (longest-standing client relationship)

          Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1970      London office opens

1972      Dow Jones Industrial Average breaks 1000


1986      Goldman Sachs takes Microsoft public

1990 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1992      Dow Jones Industrial Average breaks 3000

1993 Goldman Sachs is lead manager in taking Allstate public, largest equity offering to date ($2.4 billion)

1995      Dow Jones Industrial Average breaks 4000

1996      Dow Jones Industrial Average breaks 6000

          Goldman Sachs takes Deutsche Telecom public

1997      Dow Jones Industrial Average breaks 7000

                                      3-B

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                                 SERVICE SHARES

                          GOLDMAN SACHS BALANCED FUND
                      GOLDMAN SACHS GROWTH AND INCOME FUND
                      GOLDMAN SACHS CORE U.S. EQUITY FUND
                    GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
                    GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
                  GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
                       GOLDMAN SAHCS CAPITAL GROWTH FUND
                       GOLDMAN SACHS MID CAP EQUITY FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                       GOLDMAN SACHS SMALL CAP VALUE FUND
                   GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
                         GOLDMAN SACHS ASIA GROWTH FUND
                   GOLDMAN SACHS REAL ESTATE SECURITIES FUND
                  (EQUITY PORTFOLIOS OF GOLDMAN SACHS TRUST)
                              One New York Plaza
                           New York, New York 10004

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus for the Institutional Shares of Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund and Goldman Sachs Real Estate Securities Fund dated August 15, 1997, as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. at the telephone number, or writing to one of the addresses, listed below.

TABLE OF CONTENTS
                                                                        Page
                                                                        ====
Introduction..........................................................  B-3
Investment Policies...................................................  B-4
Investment Restrictions...............................................  B-33
Management............................................................  B-36
Portfolio Transactions and Brokerage..................................  B-49
Net Asset Value.......................................................  B-55
Performance Information...............................................  B-57
Shares of the Trust...................................................  B-63
Taxation..............................................................  B-67
Financial Statements..................................................  B-73
Other Information.....................................................  B-73
Service Plans.........................................................  B-75
Appendix A:...........................................................  1-A
Appendix B:...........................................................  1-B

GOLDMAN, SACHS & CO.                        GOLDMAN SACHS FUNDS
Distributor                                   MANAGEMENT, L.P.
85 Broad Street                             Investment Adviser to:
New York, New York 10004                      Goldman Sachs CORE U.S. Equity
                                              Fund and Goldman Sachs Capital
                                              Growth Fund
                                            One New York Plaza
GOLDMAN, SACHS & CO.                        New York, New York 10004
Transfer Agent
4900 Sears Tower                            GOLDMAN SACHS ASSET MANAGEMENT
Chicago, Illinois 60606                     Investment Adviser to:
                                            Goldman Sachs Balanced Fund,
                                              Goldman Sachs CORE Large Cap
GOLDMAN SACHS ASSET                           Growth Fund, Goldman Sachs CORE
MANAGEMENT INTERNATIONAL                      Small Cap Equity Fund,
Investment Adviser to:                        Goldman Sachs CORE International
Goldman Sachs International Equity Fund,      Equity Fund,Goldman Sachs Growth
Goldman Sachs Asia Growth Fund, and           and Income Fund, Goldman Sachs
Goldman Sachs Emerging Markets Equity Fund    Mid Cap Equity Fund,
133 Peterborough Court                        Goldman Sachs Small Cap Value
London, England EC4A 2BB                      Fund, and Goldman Sachs Real
                                              Estate Securities Fund
                                            One New York Plaza
                                            New York, New York 10004





Toll free (in U.S.).......800-621-2550

                                  INTRODUCTION

     Goldman Sachs Trust (the "Trust") is an open-end, management investment company. The following series of the Trust are described in this Additional
Statement: Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), CORE U.S. Equity Fund ("CORE U.S. Equity Fund")(formerly known as "Goldman Sachs Select Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity Fund"), Goldman Sachs CORE International Equity Fund ("CORE International Equity Fund"), Goldman Sachs Mid Cap Equity Fund ("Mid Cap Equity Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs International Equity Fund ("International Equity Fund"), Goldman Sachs Small Cap Value Fund ("Small Cap Value Fund"), Goldman Sachs Emerging Markets Equity Fund ("Emerging Markets Equity Fund"), Goldman Sachs Asia Growth Fund ("Asia Growth Fund") and Goldman Sachs Real Estate Securities Fund ("Real Estate Securities Fund") (collectively referred to herein as the "Funds").

     The Funds were initially organized as a series of a corporation formed under the laws of the State of Maryland on September 27, 1989 and were reorganized as a Delaware business trust as of April 30, 1997. The Trustees have authority under the Trust's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. The Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, Mid Cap Equity, CORE Small Cap Equity Fund, CORE International Equity Fund, Capital Growth Fund, International Equity, Small Cap Value, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds currently offer five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. See "Shares of the Trust."

     Goldman Sachs Asset Management, ("GSAM") a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities, Mid Cap Equity and Small Cap Equity Funds. Goldman Sachs Fund Management, L.P., ("GSFM") an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI
are sometimes referred to collectively herein as the "Advisers."   Goldman Sachs
serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of the Funds' investment objectives and policies.
There is no assurance that each Fund will achieve its objective.

                              INVESTMENT POLICIES

     Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

BALANCED FUND
=============

     The investment objective of the Balanced Fund is to provide shareholders with long-term capital growth and current income. The Balanced Fund seeks to achieve its investment objective by investing in a balanced portfolio diversified among both equity and fixed income securities.

     Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor's goals. Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. Balanced Fund offers a portfolio of equity and fixed income securities intended to provide less volatility than a portfolio completely invested in equity securities and greater diversification than a portfolio invested in only one asset class. Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity securities.

FIXED INCOME STRATEGIES DESIGNED TO MAXIMIZE RETURN AND MANAGE RISK

     GSAM's approach to managing the fixed income portion of Balanced Fund's portfolio seeks to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index, while also seeking to provide high current income. This approach emphasizes (1) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (2) individual security selection based on identifying relative value (fixed income securities inexpensive relative to others in their sector); and (3) to a lesser extent, strategies based on GSAM's expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.

     GSAM seeks to manage fixed income portfolio risk in a number of ways. These include diversifying the fixed income portion of the Balanced Fund's portfolio among various types of fixed income securities and utilizing sophisticated quantitative models to understand how the fixed income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund's portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.

     A number of investment strategies will be used in selecting fixed income securities for the Fund's portfolio. GSAM's fixed income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Adviser's target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.

     MARKET SECTOR SELECTION. Market sector selection is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

     ISSUER SELECTION. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing (within the constraints imposed by Balanced Fund's minimum credit quality requirements). This strategy focuses on four types of investment-grade corporate issuers. Selection of securities from the first type of issuers -those with low but stable credit - is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers - those with low and intermediate but improving credit quality - is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation should occur relative to alternative securities as credit quality improves, the nationally recognized statistical rating organizations upgrade credit ratings, and credit spreads narrow. Securities from the third type of issuers - issuers with deteriorating credit quality - will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and any potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market reevaluation and relative price appreciation.

     YIELD CURVE STRATEGY. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a "barbell" strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a "bullet" strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a "neutral yield curve" strategy in which the maturity distribution mirrors that of a benchmark.

CORE U.S. EQUITY, CORE LARGE CAP GROWTH, CORE SMALL CAP EQUITY AND CORE
=======================================================================
INTERNATIONAL EQUITY  FUNDS
===========================

     Under normal circumstances, the Funds will invest at least 90% of their total assets in equity securities.

     The investment strategy of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds will be implemented to the extent it is consistent with maintaining a Fund's qualification as a regulated investment company under the Internal Revenue Code. A Fund's strategy may be limited, in particular, by the requirement for such qualification that less than 30% of the Fund's gross income for its taxable year be derived from the sale or other disposition of stocks or securities or certain other investments (generally including options and futures contracts) held for less than three months.

     Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. The Funds may purchase futures contracts only with respect to the S&P 500 Index (in the case of CORE U.S. Equity Fund) and a representative index (in the case of CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) in order to keep a Fund's effective equity exposure close to 100%. For exam-ple, if cash balances are equal to 10% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 10% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

     THE MULTIFACTOR MODEL.  The Multifactor Model is a rigorous computerized
     =====================
rating system for evaluating equity securities according to a variety of investment characteristics (or factors). The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts and cover measures of value, growth, momentum, risk (e.g. price/earnings ratio, book/price ratio, growth forecasts, earning estimate revisions, price momentum, volatility and earnings stability). All of these factors have been shown to significantly impact the performance of equity securities.

     Because it includes many disparate factors, the Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess many different investment characteristics. By using a variety of relevant factors to select securities, the Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select securities.

     The Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities are selected for or weighted in the Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures); or (iii) changes in the method by which securities are weighted in the Fund. Any such changes will preserve the Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

INTERNATIONAL EQUITY FUND
=========================

     International Equity Fund will seek to achieve its investment objective by investing primarily in equity and equity-related securities of issuers that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for International Equity Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Emerging Markets, including Asia."

     A RIGOROUS PROCESS OF STOCK SELECTION. Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns. Stocks are carefully selected for International Equity Fund's portfolio through a three-stage investment process. Because International Equity Fund is a long-term holder of stocks, the portfolio managers adjust International Equity Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

     Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Adviser seeks to identify attractive industries around the world. Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

     Within these industries the Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.

     GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

     The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAM's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.

CORPORATE DEBT OBLIGATIONS
==========================

     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital Growth, Mid Cap Equity, Small Cap Value, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Mid Cap Equity, Small Cap Value, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

ZERO COUPON BONDS
=================

     A Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES
=====================================

     The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

CUSTODIAL RECEIPTS
==================

     Each Fund may invest up to 5% of its net assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

MUNICIPAL SECURITIES
====================

     Balanced Fund may invest up to 5% of its net assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

MORTGAGE-BACKED SECURITIES
==========================

     GENERAL CHARACTERISTICS. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, the Advisers may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

     GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES. Each Fund (other than CORE U.S. Equity , CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --------
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --------
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --------
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     RATINGS. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --------
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securi ties.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mort gage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES. The Balanced and Real Estate Securities Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

INVERSE FLOATING RATE SECURITIES
================================

     Balanced Fund may invest up to 5% of its net assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed . An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 15% limitation on investments in such securities.

ASSET-BACKED SECURITIES
=======================

     Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
==================================================

     Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds may only enter into such transactions with respect to the S&P 500 Index, for the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth and CORE Small Cap Equity Funds. The other Funds may purchase and sell futures contracts based on various securities (such as U.S.

Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are quoted or denominated in such currency. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire.

     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS. Each Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets quoted or denominated in the related currency) in the cash market at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test. Under this test the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures to seek to increase total return may not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in currency forward contracts futures contracts and, for a Fund permitted to do so, related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Taxation").

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

OPTIONS ON SECURITIES AND SECURITIES INDICES
============================================

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put options on any securities in which it may invest (other than CORE U.S. Equity and CORE Large Cap Growth Funds). A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund.

     In addition, a written call option or put option may be covered by maintaining cash or liquid assets (either of which may be quoted or denominated in any currency) in a segregated account, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

     A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by maintaining cash or liquid assets with a value equal to the exercise price in a segregated account with its custodian.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     PURCHASING OPTIONS. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

     YIELD CURVE OPTIONS. Balanced Fund, with respect to up to 5% of its net assets, may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments.
Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, Balanced Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. Balanced Fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Adviser, Balanced Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by the Balanced Fund will be "covered." A call (or put) option is covered if the Balanced Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets sufficient to cover the Balanced Fund's net liability under the two options. Therefore, the Balanced Fund's liability for such a covered option is generally limited to the difference between the amount of the Balanced Fund's liability under the option written by the Balanced Fund less the value of the option held by the Balanced Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, estab lished trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission ("SEC") changes its position, each Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

REAL ESTATE INVESTMENT TRUSTS
=============================

     Each Fund may invest in shares of REITs. The Real Estate Securities Fund expects that a substantial portion of its total assets will be invested in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

WARRANTS AND STOCK PURCHASE RIGHTS
==================================

     Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Adviser for investment by the Fund. CORE

U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES
==================

     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Adviser, to offer better opportunity for long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may be subject to currency exposure independent of their securities positions.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and (except for CORE

U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.__

     To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

     Each Fund (except CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets, including Asia," below.

     A Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in securities of issuers domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities quoted or denominated in other currency "baskets."

       INVESTING IN EMERGING MARKETS , INCLUDING ASIA. CORE International Equity, International Equity, Asia Growth and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including Emerging Countries issuers (in the case of Emerging Markets Equity and International Equity Funds) and Asian Companies (as defined in the Prospectus) (in the case of Asia Growth Fund), as well as the risks associated with investments quoted or denominated in foreign currencies. Balanced, Growth and Income, CORE International Equity, Small Cap Value, Mid Cap Equity and Capital Growth Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers; including Emerging Countries issuers. In addition, certain of Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Fund's potential investment and management techniques entail special risks. Asia Growth Fund concentrates on companies that the Advisers believe are taking full advantage of the region's growth and that have the potential for long-term capital appreciation. The Advisers believe that Asia offers an attractive investment environment and that new opportunities will continue to emerge in the years ahead.

     The pace of change in many Emerging Countries, and in particular those in Asia, over the last 10 years has been rapid. Accelerating economic growth in the region has combined with capital market development, high government expenditure, increasing consumer wealth and taxation policies favoring company expansion. As a result, stock market returns in many Emerging Countries have
been relatively attractive.   See "Risk Factors" in the Prospectus.

        Each of the securities markets of the Emerging Countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of Emerging Country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about Emerging Country issuers than is available about issuers in the United States.

     Certain of the Emerging Country securities markets are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain Emerging Countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in Emerging Countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of Emerging Country markets may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     Transaction costs, including brokerage commissions or dealer mark-ups, in Emerging Countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Emerging Countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Foreign investment in the securities markets of several of the Asian countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain of the Asian countries and may increase the expenses of the Fund. Certain Emerging Countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the Emerging Countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Each of the Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets.

     The economies of Emerging Countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many Emerging Countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many Emerging Countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some Emerging Countries are vulnerable to weakness in world prices for their commodity exports.

     A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxation."

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

       FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.   Growth and Income, Mid Cap
       ===========================================
Equity, Capital Growth and Small Cap Value Funds may enter into forward foreign currency exchange contracts for hedging purposes. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if GSAM or GSAMI determines that there is a pattern of correlation between the two currencies. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may also purchase and sell forward contracts to seek to increase total return when GSAM or GSAMI anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

     A Fund's custodian will place cash or liquid assets into a segregated account of such Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or, in the case of Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While a Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

      Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

       WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Each Fund (except CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the U.S. dollar cost of securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may purchase call options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

     A call option written by a Fund obligates a Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund would obligate a Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Written Covered Options" above.

     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     In addition to using options for the hedging purposes described above, Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to seek to increase total return. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the put option.

       SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY. An exchange traded
       ===================================================
options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.
For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

     The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

CURRENCY SWAPS, MORTGAGE SWAPS, INDEX SWAPS AND INTEREST RATE SWAPS, CAPS,
==========================================================================
FLOORS AND COLLARS
==================

     The Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may, with respect to up to 5% of their net assets, enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Balanced and Real Estate Securities Funds may, with respect to 5% of its net assets, enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.
Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets the Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

     The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps, caps, floors and collars are illiquid and thus subject to a Fund's 15% limitation on investments in illiquid securities.

LENDING OF PORTFOLIO SECURITIES
===============================

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Advisers to be of good standing, and when, in the judgment of the Advisers, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Advisers determine to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
==============================================

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

INVESTMENT IN UNSEASONED COMPANIES
==================================

     Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one nationally recognized statistical rating organization. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

OTHER INVESTMENT COMPANIES
==========================

     A Fund reserves the right to invest up to 5% of its net assets in the securities of other investment companies but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Fund to an Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Adviser.

     Each Fund may also invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange).

     The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described under "Risk Associated with Options Transactions," involved in the writing of options on securities.

     Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices.

REPURCHASE AGREEMENTS
=====================

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for a Fund, the Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, a Fund, together with other registered investment companies having advisory agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in the Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     A Fund may not:

          (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a nondiversified company under the Act.

          (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (other than the Goldman Sachs Real Estate Securities Fund, which will invest at least 25% or more of its total assets in the real estate industry) (excluding the U.S. Government or any of its agencies or instrumentalities).

          (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage transactions in mortgage dollar rolls which are accounted for as financings.

          (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies,
               (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

          (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

          (6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

          (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

          (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     A Fund may not:

     (a) Invest in companies for the purpose of exercising control or management.

     (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

     (d)  Make short sales of securities, except short sales against the box.

                                   MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

NAME, AGE              POSITIONS    PRINCIPAL OCCUPATION(S)
AND ADDRESS            WITH TRUST   DURING PAST 5 YEARS
-----------            ----------   -------------------

Ashok N. Bakhru, 53    Chairman     Executive Vice President- Finance and
1325 Ave. of Americas  & Trustee    Administration and Chief Financial Officer,
New York, NY  10019                 Coty Inc. (since April 1996); President, ABN
                                    Associates (June 1994 through March 1996);
                                    Senior Vice President of Scott Paper Company until June 1994; Director of Arkwright
                                    Mutual Insurance Company; Trustee of
                                    International House of Philadelphia; Member of Cornell University Council;Trustee of the Walnut Street Theater.


*David B. Ford, 51     Trustee      Managing Director, Goldman Sachs (since
One New York Plaza                  1996); General Partner, Goldman Sachs
New York, NY 10004                  (1986-1996); Co-Head of Goldman Sachs Asset
                                    Management (since December 1994).


*Douglas C. Grip, 35   Trustee      Vice President, Goldman Sachs (since May
One New York Plaza     & President  1996); President, MFS Retirement Services
New York, NY 10004     Massachu     Inc., of setts Financial Services (prior
                                    thereto).

*John P. McNulty, 44   Trustee      Managing Director, Goldman Sachs
One New York Plaza                  (since 1996); General Partner of Goldman
New York, NY 10004                  Sachs (1990-1994 and 1995-1996); Co-Head
                                    of Goldman Sachs Asset Management (since
                                    November 1995); Limited Partner of Goldman
                                    Sachs (1994 to November 1995).


Mary P. McPherson, 60  Trustee      President of Bryn Mawr College (since 1978);
1978); Taylor Hall                  Director of Josiah Macy, Jr, Foundation
Bryn Mawr, PA 19010                 (since 1977); Director of the Philadelphia
                                    Contributionship (since 1985); Director of
                                    Amherst College (since 1986); Director of
                                    Dayton Hudson Corporation (since 1988);
                                    Director of the Spencer Foundation (since
                                    1993); and member of PNC Advisory Board
                                    (since 1993).

NAME, AGE               POSITIONS   PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST  DURING PAST 5 YEARS
-----------             ----------  -------------------

*Alan A. Shuch, 48      Trustee     Limited Partner, Goldman Sachs (since 1994);
One New York Plaza                  Director and Vice President of Goldman Sachs
New York, NY  10004                 Funds Management Inc. (from April 1990 to
                                    November 1994); President and Chief
                                    Operating Officer, GSAM (from September 1988 to November 1994).

Jackson W. Smart, 66    Trustee     Chairman, Executive Committee, First
One Northfield Plaza                Commonwealth, Inc. (a managed dental care
# 218                               company, since January 1996); Chairman and
Northfield, IL  60093               Chief Executive Officer, MSP Communications
                                    Inc. (a company engaged in radio
                                    broadcasting) (since November 1988),
                                    Director, Federal Express Corporation
                                    (since 1976), Evanston Hospital Corporation
                                    (since 1980), First Commonwealth, Inc.
                                    (since 1988) and North American Private
                                    Equity Group (a venture capital fund).


William H. Springer, 67  Trustee    Vice Chairman and Chief Financial and
701 Morningside Drive               Administrative Officer, (February 1987 to
Lake Forest, IL  60045              June 1991) of Ameritech (a
                                    telecommunications holding company;
                                    Director, Walgreen Co. (a retail drug store business); Director of Baker, Fentress & Co.
                                    (a closed-end, non-diversified management investment company) (April 1992 to present).

Richard P. Strubel, 57   Trustee    Managing Director, Tandem Partners, Inc.
70 West Madison St.                 (since 1990); President and Chief Executive
Ste 1400                            Officer, Microdot, Inc. (a diversified
Chicago, IL  60602                  manufacturer of fastening systems and
                                    connectors)(January 1984 to October 1994).

*Scott M. Gilman, 37     Treasurer  Director, Mutual Funds Administration,
One New York Plaza                  Goldman Sachs Asset Management (since
New York, NY  10004                 April 1994); Assistant Treasurer, Goldman
                                    Sachs Funds Management, Inc. (since March
                                    1993); Vice President, Goldman Sachs (since
                                    March 1990).

*John M. Perlowski, 32   Assistant  Vice President, Goldman Sachs (since July
One New York Plaza        Treasurer 1995); Director, Investors Bank and Trust,
New York, NY 10004                  November 1993 to July 1995); Audit Manager
                                    of Arthur Andersen LLP (prior thereto).

NAME, AGE                POSITIONS   PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST  DURING PAST 5 YEARS
-----------              ----------  -------------------


*John W. Mosior, 58      Vice        Vice President, Goldman Sachs and Manager
4900 Sears Tower           President of Shareholder Servicing of GSAM (since
Chicago, IL  60606                   November 1989).


*Nancy L. Mucker, 47     Vice        Vice President, Goldman Sachs (since April
4900 Sears Tower           President 1985); Manager of Shareholder Servicing of
Chicago, IL  60606                   GSAM since November 1989).

*Michael J. Richman, 36  Secretary   Associate General Counsel of Goldman Sachs
85 Broad Street                      Asset Management (since February 1994);
New York, NY  10004                  Vice President and Assistant General
                                     Counsel of hs (since June 1992); Counsel to the Funds Group, GSAM (since June 1992);
                                     Partner, Hale and Dorr (September 1991 to
                                     June 1992).

*Howard B. Surloff, 31   Assistant   Assistant General Counsel and Vice
85 Broad Street            Secretary President, Goldman Sachs (since November
New York, NY  10004                  1993 and May 1994 respectively); Counsel to
                                     the Funds Group, Goldman Sachs Asset
                                     Management (since November 1993); Associate of Shereff Friedman, Hoffman & Goodman
                                     (prior thereto).

*Valerie A. Zondorak, 31 Assistant   Vice President, Goldman Sachs (since March
85 Broad Street            Secretary 1997); Counsel to the Funds Group, Goldman
New York, New York                   Sachs Asset Management (since March 1997);
  10004                              Associate of Shereff Friedman, Hoffman &
                                     Goodman (prior thereto).

*Steven E. Hartstein, 33 Assistant   Legal Products Analyst, Goldman Sachs
85 Broad Street            Secretary (June 1993 to present); Funds Compliance
New York, NY  10004                  Officer, Citibank Global Asset Management
                                     (August 1991 to June 1993).

*Deborah Farrell, 25     Assistant   Administrative Assistant, Goldman Sachs
85 Broad Street            Secretary since January 1994.  Formerly at Cleary
New York, NY 10004                   Gottlieb, Steen and Hamilton.

*Kaysie P. Uniacke, 36   Assistant   Vice President and Senior Portfolio
One New York Plaza         Secretary Manager, Goldman Sachs Asset Management
New York, NY 10004                   (since 1988).

NAME, AGE            POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS          WITH TRUST     DURING PAST 5 YEARS
-----------          ----------     -------------------


*Elizabeth D.
Anderson, 27         Assistant      Portfolio Manager, GSAM (since April 1996);
One New York Plaza     Secretary    Junior Portfolio Manager, Goldman Sachs
New York, NY 10004                  Asset Management (since 1993); Funds Trading
                                    Assistant, GSAM (1993-1995); Compliance
                                    Analyst, Prudential Insurance (1991-1993).

     As of July 24, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust (or its predecessors) for the one-year period ended January 31, 1997:

                                             Pension or           Total
                                             Retirement        Compensation
                                              Benefits      from Goldman Sachs
                            Aggregate        Accrued as        Mutual Funds
                          Compensation         Part of        (including the
       Name of Trustee  from the Funds***  Funds' Expenses       Funds)*
----------------------  -----------------  ---------------  ------------------

Paul C. Nagel, Jr.**               $3,775               $0             $62,450
Ashok N. Bakhru                     3,969                0              69,299
Marcia L. Beck                          0                0                   0
David B. Ford                           0                0                   0
Douglas C. Grip                         0                0                   0
Alan A. Shuch                           0                0                   0
Jackson W. Smart                    3,388                0              58,954
William H. Springer                 3,388                0              58,954
Richard P. Strubel                  3,388                0              58,954

______________

     *    The Goldman Sachs Funds consisted of 29 mutual funds on January 31,
          1997.
     **   Retired as of June 30, 1996.
     *** Effective May 1, 1997, the Funds were reorganized from series of Goldman Sachs Equity Portfolios, Inc. (the "Corporation") into the Trust. The amounts shown in the column reflect compensation paid to the Trustees by the Corporation.

MANAGEMENT SERVICES
===================

     As stated in the Funds' Prospectus, GSFM, One New York Plaza, New York, New York, a Delaware limited partnership and an affiliate of Goldman Sachs, 85 Broad Street, New York, New York, serves as investment adviser to CORE U.S. Equity and Capital Growth Funds. GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities, Mid Cap Equity and Small Cap Equity Funds. GSAMI, 133 Peterborough Court, London, England, EC4A 2BB serves as investment adviser to International Equity, Emerging Markets Equity and Asia Growth Funds. See "Management" in the Funds' Prospectus for a description of the applicable Adviser's duties to the Funds.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the U.S. and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $200 million, the Goldman Sachs Global Investment Research Department covers approximately 1,700 companies, including approximately 2,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

     In managing the Funds, the Advisers have access to Goldman Sachs' economics research. The Economics Research Department conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the Institutional Investor's annual "All British Research Team Survey" in the following categories:
Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; and Currency Movements 1986-1993.

     In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities (in particular, the CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds), the Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

     Each Fund's management agreement provides that the Advisers may render similar services to others as long as the services provided by the Advisers thereunder are not impaired thereby.

     The CORE Small Cap Equity, CORE International Equity and Real Estate Securities Funds management agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the management agreement, on July 22, 1997. The CORE Large Cap Growth and Emerging Markets Equity Funds management agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the management agreement, on April 23, 1997. The other Funds' management agreements were most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. These arrangements were most recently approved by the shareholders of each Fund (other than CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities and Emerging Markets Equity Funds) on April 21, 1997. The sole shareholder of the CORE Large Cap Growth Fund approved these arrangements on April 30, 1997. The sole shareholders of the CORE Small Cap Equity and CORE International Equity Funds approved these arrangements on August 13, 1997. Each management agreement will remain in effect until June 30, 1998 from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees, and (b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each management agreement will terminate automatically if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Fund on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Trust.

     Pursuant to the management agreements the Advisers are entitled to receive the fees listed below, payable monthly of such Fund's average daily net assets. In addition, the Advisers voluntarily agreed to limit its management fee to an annual rate also listed below:

                                   Management    Management
                                    With Fee    Without Fee
Fund                              Limitations   Limitations
----                              ------------  ------------

GSAM
Balanced Fund                            0.65%         0.65%
Growth and Income Fund                   0.70%         0.70%
CORE Large Cap Growth Fund               0.60%         0.75%
CORE Small Cap Equity Fund               0.75%         0.85%
CORE International Equity Fund           0.75%         0.85%
Mid Cap Equity Fund                      0.75%         0.75%
Small Cap Value Fund                     1.00%         1.00%
Real Estate Securities Fund               N/A           N/A

GSFM
CORE U.S. Equity Fund                    0.59%         0.75%
Capital Growth Fund                      1.00%         1.00%

GSAMI
International Equity Fund                0.89%         1.00%
Emerging Markets Equity Fund             1.10%         1.20%
Asia Growth Fund                         0.86%         1.00%


     GSAM, GSFM and GSAMI may discontinue or modify the above limitations in the future at their discretion, although they have no current intention to do so.

     Prior to May 1, 1997, the Funds then in operation had separate investment advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements. Effective May 1, 1997, the services under such agreements were combined in the management agreement. The services required to be performed for the Funds and the combined advisory (and subadvisory, in the case of the International Equity Fund) and administration fees payable by the Funds under the former advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements are identical to the services and fees under the management agreement.

     For the last three fiscal years the amounts of the combined investment advisory (and subadvisory, in the case of the International Equity Fund) and administration fees incurred by each Fund then in existence were as follows:

                                         1997           1996           1995
                                     =============  =============  =============

Balanced Fund                        $     402,183  $     193,041  $       8,858
Growth and Income Fund                   3,541,318      2,225,553        790,893
CORE U.S. Equity Fund                 1,667,381/3/     817,563/3/     693,383/2/
CORE Large Cap Growth Fund/1/                  N/A            N/A            N/A
CORE Small Cap Equity Fund/1/                  N/A            N/A            N/A
CORE International Equity Fund/1/              N/A            N/A            N/A
Capital Growth Fund                      8,697,265      9,335,745      8,724,828
Mid Cap Equity Fund/4/                     964,945        489,043            N/A
International Equity Fund             4,124,076/3/   2,794,872/2/   3,186,509/2/
Small Cap Value Fund                     2,130,703      2,908,839      3,385,899
Emerging Market Equity Fund/1/                 N/A            N/A            N/A
Asia Growth Fund                      2,221,857/3/   1,563,641/2/     553,084/2/
Real Estate Securities Fund/1/                 N/A            N/A            N/A

----------
1    Not Operational.

2 Does not give effect to the agreement (which was not in effect during such fiscal years) by GSFM, GSAM and GSAMI to limit management fees to 0.59%, 0.89% and 0.86%, respectively of CORE U.S. Equity, International Equity and Asia Growth Fund's average daily net assets.

3 Gives effect to the agreement (which was in effect as of June 15, 1995) by GSFM to limit management fees to 0.59%, 0.89% and 0.86%, respectively, of the CORE U.S. Equity, International Equity and Asia Growth Fund's average daily net assets. For the fiscal year ended January 31, 1996, had limitations not been in effect, CORE U.S. Equity Fund would have paid $1,019,639 in investment management fees. For the fiscal year ended January 31, 1997, had limitations not been in effect, CORE U.S. Equity, International Equity and Asia Growth Funds would have paid $2,119,552, $4,638,203 and $2,583,555, respectively, in investment management fees.

4    Commenced operations on August 1, 1995.

     Under the Management Agreement, each Adviser also: (i) supervises all non-advisory operations of each Fund that it advisers; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.


     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Advisers and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     Each Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.


DISTRIBUTOR AND TRANSFER AGENT
==============================

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended January 31, 1995 and 1996. No Class C Shares were outstanding during the fiscal years ended January 31, 1995, 1996 and 1997.

     Goldman Sachs retained the following commissions on sales of Class A and Class B Shares during the following periods:

                                        1997       1996      1995
                                     ==========  ========  ========

Balanced Fund                        $   94,000  $ 28,000  $ 14,000
Growth and Income Fund                  555,000   771,000   361,000
CORE U.S. Equity Fund                   380,000   108,000    58,000
CORE Large Cap Growth Fund/1/               N/A       N/A       N/A
CORE Small Cap Equity Fund/1/               N/A       N/A       N/A
CORE International Equity Fund/1/           N/A       N/A       N/A
Capital Growth Fund                     323,000   523,000   815,000
International Equity Fund             1,563,000   211,000   660,000
Small Cap Value Fund                    219,000   202,000   868,000
Emerging Market Equity Fund/1/              N/A       N/A       N/A
Asia Growth Fund                      1,397,000   507,000   829,000
Real Estate Securities Fund/1/       N/A         N/A       N/A

__________

1    Not operational.


     Goldman Sachs serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to
(i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information,
(vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto. For the last three fiscal years the amounts paid to Goldman Sachs by each Fund then in existence for transfer agency services performed were as follows:

                                     Class A & B      Class A        Class A
                                         1997           1996           1995
                                     ============     ========       =======

Balanced Fund                           $148,576       $ 72,067      $ 20,000
Growth and Income Fund                   870,527        542,671       262,158
CORE U.S. Equity Fund                    319,246        103,682       151,230
CORE Large Cap Growth Fund/1/                N/A            N/A           N/A
CORE Small Cap Equity Fund/1/                N/A            N/A           N/A
CORE International Equity Fund/1/            N/A            N/A           N/A
Capital Growth Fund                      908,310        549,844       694,014
International Equity Fund                586,243        129,313       481,169
Small Cap Value Fund                     511,883        254,292       600,618
Emerging Markets Equity Fund/1/              N/A            N/A           N/A
Asia Growth Fund                         385,114        192,097       120,000
Real Estate Securities Fund/1/               N/A            N/A           N/A



                                    Institutional      Service   Institutional
                                        Shares         Shares       Shares
                                         1997           1997         1996
                                         ====           ====         ====

Balanced Fund/1/                       $    N/A       $    N/A     $    N/A
Growth and Income Fund                       15            488          N/A
CORE U.S. Equity Fund/2/                    N/A            N/A       11,571
CORE Large Cap Growth Fund/1/               N/A            N/A          N/A
CORE Small Cap Equity Fund/1/               N/A            N/A          N/A
CORE International Equity Fund/1/           N/A            N/A          N/A
Capital Growth Fund/1/                      N/A            N/A          N/A
Mid Cap Equity Fund/3/                   51,464            N/A       26,082
International Equity Fund/2/                N/A            N/A          N/A
Small Cap Value Fund/1/                     N/A            N/A          N/A
Emerging Markets Equity Fund/1/             N/A            N/A          N/A
Asia Growth Fund/2/                         N/A            N/A          N/A
Real Estate Securities Fund/1/              N/A            N/A          N/A

__________

1      Not operational.
2      Contractually set to 0.
3      Commenced operations on August 1, 1995.

     The Trust's distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.


EXPENSES
========

     Except as set forth in the Prospectus under "Management," the Trust is responsible for the payment of its expenses. The expenses include, without limitation, the fees payable to the Advisers, the fees and expenses payable to the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM, GSAMI and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution, authorized dealer, service and administration plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer, service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Investment Advisers voluntarily have agreed to reduce or limit certain "Other Expenses" (excluding management, distribution and authorized dealer service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses, and transfer agency fees in the case of each Fund other than Balanced, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Mid Cap Equity Funds) for the following funds to the extent such expenses exceed the following percentage of average daily net assets:

                                                Other
                                               Expenses
                                               --------
Balanced Fund                                    0.10%
Growth and Income Fund                           0.11%
CORE U.S. Equity Fund                            0.06%
CORE Large Cap Growth Fund                       0.05%
CORE Small Cap Equity Fund                       0.20%
CORE International Equity Fund                   0.25%
Mid Cap Equity Fund                              0.10%
International Equity Fund                        0.20%
Emerging Markets Equity Fund                     0.16%


     Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser in its discretion at any time.

     Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the applicable Adviser's costs of performing certain accounting services not being provided by a Fund's Custodian.

     For the last three fiscal years the amounts of certain "Other Expenses" of each Fund then in existence that were reduced or otherwise limited were as follows:


                                       1997      1996      1995
                                     ========  ========  ========

Balanced Fund                        $319,552  $192,405  $ 95,906

Growth and Income Fund                      0         0   106,725
CORE U.S. Equity Fund                 104,833   110,581       N/A
CORE Large Cap Growth Fund/1/             N/A       N/A       N/A
CORE Small Cap Equity Fund/1/             N/A       N/A       N/A
CORE International Equity Fund/1/         N/A       N/A       N/A
Capital Growth Fund                       N/A       N/A       N/A
Mid Cap Equity Fund/2/                 72,441    85,515       N/A
International Equity Fund             144,265       N/A       N/A
Small Cap Value Fund                      N/A       N/A       N/A
Emerging Markets Equity Fund/1/           N/A       N/A       N/A
Asia Growth Fund                       50,407         0    35,905
Real Estate Securities Fund/1/            N/A       N/A       N/A

__________
1    Not operational.
2    Commenced operations on August 1, 1995.


CUSTODIAN AND SUB-CUSTODIANS
============================

     State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
==============================

     Arthur Andersen LLP, independent public accountants, 225 Franklin Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of a Fund, the Advisers are generally required to give primary consideration to obtaining the most favorable price and efficient execution under the circumstances. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available.
Within the framework of this policy, the Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Advisers in the performance of their decision-making responsibilities. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Advisers in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when an Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Adviser acts as investment adviser or subadviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Subject to the above considerations, the Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

For the past three fiscal years, each Fund in existence paid brokerage commissions as follows:


                                                         Total                Total          Brokerage
                                                       Brokerage            Amount of       Commissions
                                         Total        Commissions          Transaction         Paid
                                       Brokerage        Paid to             on which        to Brokers
                                      Commissions      Affiliated          Commissions       Providing
                                         Paid           Persons               Paid           Research
                                      ===========  ==================  ===================  ===========

Fiscal Year Ended
January 31, 1997:

Balanced Fund                          $   62,072  $  5,112 (8%)/1/    $ 1,057,742(15%)/2/      $     0
Growth and Income Fund                    779,396    77,587(10%)/1/      13,310,208(9%)/2/            0
CORE U.S. Equity Fund                     279,620          0(0%)/1/       6,706,824(0%)/2/            0
CORE Large Cap Growth Fund/ 3/            N/A           N/A                 N/A                  N/A
CORE Small Cap Equity Fund/ 3/            N/A           N/A                 N/A                  N/A
CORE International Equity Fund/ 3/        N/A           N/A                 N/A                  N/A
Capital Growth Fund                     1,460,140   304,052(21%)/1/      29,920,578(1%)/2/       42,039
Mid Cap Equity Fund                       364,294     22,134(6%)/1/       6,655,100(7%)/2/            0
International Equity Fund               1,529,436               0(0%)    48,059,958(0%)/2/            0
Small Cap Value Fund                      758,205     36,087(5%)/1/      16,439,842(1%)/2/            0
Emerging Markets Equity Fund/3/           N/A           N/A                 N/A                  N/A
Asia Growth Fund                        1,554,313     50,624(3%)/1/     102,609,295(4%)/2/            0
Real Estate Securities Fund/ 3/           N/A           N/A                 N/A                  N/A


                                                        Total                Total            Brokerage
                                                      Brokerage            Amount of         Commissions
                                         Total       Commissions          Transaction           Paid
                                       Brokerage       Paid to              on which         to Brokers
                                      Commissions     Affiliated          Commissions         Providing
                                         Paid          Persons                Paid            Research
                                      ===========  ================  ======================  ===========

Fiscal Year Ended
January 31, 1996:

Balanced Fund                          $   56,860  $  7,391(13%)/1/  $   29,697,202(13%)/2/           $0
Growth and Income Fund                    841,605     71,218(8%)/1/      425,040,430(9%)/2/            0
CORE U.S. Equity Fund                     121,424          0(0%)/1/      148,427,497(0%)/2/            0
CORE Large Cap Growth Fund/3 /            N/A          N/A               N/A                         N/A
CORE Small Cap Equity Fund/ 3/            N/A          N/A               N/A                         N/A
CORE International Equity Fund/ 3/        N/A          N/A               N/A                         N/A
Capital Growth Fund                     1,979,949   284,660(14%)/1/   1,034,755,196(11%)/2/            0
Mid Cap Equity Fund                       315,212    40,935(13%)/1/     142,547,552(11%)/2/            0
International Equity Fund               1,260,992     13,629(1%)/1/      359,700,166(1%)/2/            0
Small Cap Value Fund                      690,234    72,980(11%)/1/      170,616,044(6%)/2/            0
Emerging Markets Equity Fund/3 /          N/A          N/A               N/A                         N/A
Asia Growth Fund                        1,676,525      3,778(0%)/1/      247,662,049(2%)/2/            0
Real Estate Securities Fund/ 3/           N/A          N/A               N/A                         N/A


                                                        Total               Total           Brokerage
                                                      Brokerage           Amount of        Commissions
                                         Total       Commissions         Transaction          Paid
                                       Brokerage       Paid to             on which        to Brokers
                                      Commissions     Affiliated         Commissions        Providing
                                         Paid          Persons               Paid           Research
                                      ===========  ================  ====================  ===========

Fiscal Year Ended
January 31, 1995:

Balanced Fund                          $    9,652  $  1,522(16%)/1/  $  7,216,224(10%)/2/           $0
Growth and Income Fund                    637,080    77,404(12%)/1/    468,165,610(7%)/2/            0
CORE U.S. Equity Fund                     119,192          0(0%)/1/     99,616,396(0%)/2/            0
CORE Large Cap Growth Fund/3/             N/A          N/A               N/A                       N/A
CORE Small Cap Equity Fund/ 3/            N/A          N/A               N/A                       N/A
CORE International Equity Fund/ 3/        N/A          N/A               N/A                       N/A
Capital Growth Fund                     1,427,413   273,076(19%)/1/   786,135,073(13%)/2/            0
Mid Cap Equity Fund                       N/A          N/A               N/A                       N/A
International Fund                      1,799,525          0(0%)/1/    546,364,113(0%)/2/            0
Small Cap Value Fund                      555,667     23,137(4%)/1/    392,235,715(2%)/2/            0
Emerging Markets Equity Fund/3/          N/A           N/A               N/A                       N/A
Asia Growth Fund                        1,002,148     67,754(7%)/1/    171,880,775(2%)/2/            0
Real Estate Securities Fund/ 3/          N/A           N/A               N/A                       N/A

-----------

1    Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3    Not operational.

During the fiscal year ended January 31, 1997, the Trust acquired and sold securities of its regular broker-dealers: all brokers below and JP Morgan. As of January 31, 1997, the Trust held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

Fund                       Broker/Dealer    Amount
----                       -------------    ------

Balanced Fund             Bear Stearns      $ 6,679
                          Lehman Brothers     2,098
                          Chase Securities      490

Growth and Income Fund    Chase Securities  $ 6,003
                          Lehman Brothers    11,099
                          Bear Stearns       19,457

Core US Equity Fund       Chase Securities    1,193
                          Smith Barney        6,439
                          Merrill Lynch       4,423
                          Morgan Stanley      2,188
                          Salomon Brothers    4,249
                          Bear Stearns        2,614
                          Lehman Brothers       659

Capital Growth Fund       Bear Stearns       13,286
                          Lehman Brothers     3,349

Mid Cap Equity Fund       Lehman Brothers     2,151
                          Bear Stearns        2,977

Small Cap Value Fund      Bear Stearns       12,052
                          Lehman Brothers     3,038


                                NET ASSET VALUE

     Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class.
All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in the Prospectus).

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of

Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices; and (ii) on a foreign exchange will be valued at the last sale price (also referred to as the close price). The last sale price for securities traded principally on a foreign exchange will be determined as of the close of the London Stock Exchange or, for securities traded on exchanges located in the Asia Pacific region, noon London time; (b) debt securities will be valued using a pricing service approved by the Trustees if such prices are believed by the investment adviser to accurately represent market value; (c) overnight repurchase agreements will be valued by the investment adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least two dealers or, for term repurchase agreements, recognized counterparties; (e) debt securities with a remaining maturity of 60 days or less are valued by the investment adviser at amortized cost, which the Trustees have determined to approximate fair value; (e) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters then calculating the mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank; and (i) all other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees. For all brokers used in this process, the custodian bank will send a letter to the broker furnishing the quotation. If accurate quotations are not readily available, such contracts will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank. If broker quotes are used, the portfolio manager/trader will identify one independent unaffiliated broker from whom the custodian bank will obtain prices daily and another independent unaffiliated broker from whom the custodian bank will obtain quotes at least weekly. The custodian bank will promptly notify the portfolio manager/trader and a member of the GSAM Valuation Committee or a designee thereof of any deviations equal to or greater than 3% between the weekly quote and the daily quotes for the date that the weekly quotes were obtained. The investment adviser will promptly provide instructions to the custodian bank. For all brokers used in this process, the custodian bank will send a letter to the broker furnishing the quotation.

     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in a Fund's calculation of net asset values unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.


                            PERFORMANCE INFORMATION

     A Fund may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The following table indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

     Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index - Total Return; (o) Russell 1000 Growth Index-Total Return; (p) the Value-Line Composite-Price Return; (q) the Wilshire 4500 Index; (r) the FT-Actuaries Europe and Pacific Index, and (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley including (EAFE), and the Morgan Stanley Capital International Combined Asia ex Japan Free Index, the Morgan Stanley Capital International Emerging Markets Free Index, Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (t) the FT-Actuaries Europe and Pacific Index; (u) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (v) The Goldman Sachs Commodities Index; and (w) information produced by Micropal, Inc.. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

     Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:


     . cost associated with aging parents;

     . funding a college education (including its actual and estimated cost);

     . health care expenses (including actual and projected expenses);

     . long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     . retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     . asset allocation strategies and the benefits of diversifying among asset classes;

     .  the benefits of international and emerging market investments;

     . the effects of inflation on investing and saving;

     . the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

     . measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

     . the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

     . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

     . total stock market capitalizations of specific countries and regions on a global basis;

     . performance of securities markets of specific countries and regions; and

     . value of a dollar amount invested in a particular market or type of security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     The CORE Large Cap Growth Fund was organized on May 1, 1997 and has no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, the Fund has adopted the adjusted performance record of a separate account managed by the Advisers for periods prior to the Funds' commencement of operations which converted into Class A Shares as of the commencement date. Any quotation of performance data of this Fund relating to this period will include the adjusted performance record of the applicable separate account. The performance record of the separate account quoted by the Fund have been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses expected to be incurred by the Fund as stated in the expense table in the Prospectus. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Authorized Dealer Service Plans) imposed and other operating expenses. Total return quotations will be calculated pursuant to SEC approved methodology. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account's performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account

(based on Class A expenses) and the Class A performance for any periods prior to commencement of operations of a class of shares.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                                                        Assuming no voluntary
                                                                                                        waiver of fees and no
                                                                                                        expense reimbursements
                                                                                                        ----------------------
                                                                                   Assumes    Assumes      Assumes    Assumes
                                                                                5.5% sales   no sales   5.5% sales   no sales
Fund                         Class          Time Period                             charge     charge       charge     charge
----                         -----          -----------                              -----      -----        -----      -----
Balanced Fund                A              10/12/94-1/31/97 - Since inception       17.41%     20.32%       15.50%     18.27%
Balanced Fund                A              2/1/96-1/31/97 - One year                12.07%     18.59%       11.22%     17.69%
Balanced Fund                B              5/1/96-1/31/97 - Since inception*          N/A      16.22%         N/A      15.79%

Growth and Income            A              2/5/93-1/31/97 - Since inception         17.31%     18.98%       16.50%     18.17%
Growth and Income            A              2/1/96-1/31/97 - One year                21.39%     28.42%       21.13%     28.14%
Growth and Income            B              5/1/96-1/31/97 - Since inception*          N/A      22.23%         N/A      22.23%
Growth and Income            Institutional  6/3/96-1/31/97 - Since inception*          N/A      20.77%         N/A      20.77%
Growth and Income            Service        3/6/96-1/31/97 - Since inception*          N/A      23.87%         N/A      23.87%

CORE U.S. Equity             A              5/24/91-1/31/97 - Since inception        13.54%     14.67%       13.25%     14.38%
CORE U.S. Equity             A              2/1/92-1/31/97 - Five year               13.99%     15.29%       13.70%     15.00%
CORE U.S. Equity             A              2/1/96-1/31/97 - One year                16.98%     23.75%       16.69%     23.44%
CORE U.S. Equity             B              5/1/96-1/31/97 - Since inception*          N/A      18.59%         N/A      18.47%
CORE U.S. Equity             Institutional  6/15/95-1/31/97 - Since inception          N/A      28.04%         N/A      27.74%
CORE U.S. Equity             Institutional  2/1/96-1/31/97 - One year                  N/A      24.63%         N/A      24.39%
CORE U.S. Equity             Service        6/7/96-1/31/97 - Since inception*          N/A      15.92%         N/A      15.71%

CORE Large Cap Growth        A              11/1/91-1/31/97 - Since inception        18.46%     19.78%       17.30%     18.61%
CORE Large Cap Growth        A              2/1/92-1/31/97 - Five year               17.53%     18.85%       16.38%     17.68%
CORE Large Cap Growth        A              2/1/96-1/31/97 - One year                27.09%     34.54%       25.85%     33.23%

Capital Growth               A              4/20/90-1/31/97 - Since inception        15.57%     16.54%       15.24%     16.21%
Capital Growth               A              2/1/92-1/31/97 - Five year               15.42%     16.73%       15.14%     16.44%


                                                                                                      Assuming no voluntary
                                                                                                      waiver of fees and no
                                                                                                      expense reimbursements
                                                                                                      ----------------------
                                                                                  Assumes    Assumes      Assumes    Assumes
                                                                               5.5% sales   no sales   5.5% sales   no sales
Fund                        Class          Time Period                             charge     charge       charge     charge
--------------------------  -------------  ----------------------------------       -----      -----        -----      -----
Capital Growth              A              2/1/96-1/31/97 - One year                19.04%     25.97%       18.75%     25.66%
Capital Growth              B              5/1/96-1/31/97 - Since inception*          N/A      19.39%         N/A      19.39%

Mid Cap Equity              Institutional  8/1/95-1/31/97 - Since inception           N/A      21.65%         N/A      21.55%
Mid Cap Equity              Institutional  2/1/96-1/31/97 - One year                  N/A      25.63%         N/A      25.55%

International Equity        A              12/1/92-1/31/97 - Since inception         9.66%     11.15%        9.40%     10.90%
International Equity        A              2/1/96-1/31/97 - One year                 7.26%     13.48%        7.05%     13.26%
International Equity        B              5/1/96-1/31/97 - Since inception*          N/A       2.83%         N/A       2.75%
International Equity        Institutional  2/7/96-1/31/97 - Since inception*          N/A      12.53%         N/A      12.38%
International Equity        Service        3/6/96-1/31/97 - Since inception*          N/A      10.42%         N/A      10.28%

Small Cap Value             A              10/22/92-1/31/97- Since inception        12.12%     13.61%       11.79%     13.28%
Small Cap Value             A              2/1/96-1/31/97 - One year                20.27%     27.28%       19.98%     26.97%
Small Cap Value             B              5/1/96-1/31/97 - Since inception*          N/A       5.39%         N/A       5.39%

Asia Growth                 A              7/8/94-1/31/97 - Since inception          4.46%      6.78%        4.15%      6.47%
Asia Growth                 A              2/1/96-1/31/97 - One year                -6.44%     -1.01%       -6.59%     -1.17%
Asia Growth                 B              5/1/96-1/31/97 - Since inception *         N/A      -6.02%         N/A      -6.06%
Asia Growth                 Institutional  2/2/96-1/31/97 - Since inception *         N/A      -1.09%         N/A      -1.24%

----------
All returns are average annual total returns.
* Represents an aggregate total return (not annualized) since this class has not completed a full twelve months of operations.

     From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

     A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

     Total return will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, total return with respect to each class of shares of a Fund will differ.


                              SHARES OF THE TRUST

     The Funds were reorganized from series of a Maryland corporation as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997, on April 30, 1997.

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in
respect of assets specifically allocated to such class or series.   The Trustees
also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of the Funds into five classes:
Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares.

     Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service Plans are borne exclusively by Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class A Shares.

     Class B Shares of the Funds are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

     Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

     As of July 24, 1997, State Street Bank & Trust Company as Trustee (GS Profit Sharing Master Trust), Attn. Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992, was recordholder of 95.80% of Mid Cap Equity Fund's outstanding shares; Fluor Corporation, Master Retirement Trust, Bankers Trust as Trustee 3353 Michelson Drive, Irvine, CA 92698-0010 was recordholder of 64.71% and GS & Co. FBO William C. Strutt IRA, 455 Coconut Palm Road, Vero Beach, FL 32963-3710 was recordholder of 5.36% of CORE Large Cap Growth Fund's outstanding shares; State Street Bank and Trust Company as Trustee for Goldman Sachs Profit Sharing Master Trust, Attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 was recordholder of 12.76% and Maring Midland Bank as Trustee for Mark IV Ind. & Subs Employees Retirement Income Fund, P.O. Box 1329, Attention: Mutual Fund Processing, Buffalo, NY 14240-1329 was recordholder of 7.56% of CORE U.S.
Equity Fund's outstanding shares; Frontier Trust Co., FBO Dade County Public Schools, Attention: Agnes R. McMurray; 1720 S. Gadsden Street, Tallahassee, FL 32301-5547 was recordholder of 5.60% and Trukan and Co., Attention: K. Ufford, P.O. Box 3699, Wichita, KS 67201-3699 was recordholder of 5.48% of Balanced Fund's outstanding shares.

Cap Equity Fund's outstanding shares; Trukan and Co., Attn: K. Ufford, P.O. Box 3699, Wichita, KS 67201-3699, was recordholder of 6.80% of Balanced Fund's outstanding shares; Frontier Trust Co. Inc. Trustee (FBO Dade County Public Schools), Attn: Agnes R. McMurray, Fringe Benefits Management Co., 1720 S. Gadsden St., Tallahassee, FL 32301-5547, was recordholder of 6.80% of Balanced Fund's outstanding shares; and State Street Bank & Trust Company as Trustee (Goldman Sachs Employees' Pension Plan), Attn: Louis Pereria, P.O. Box 1992, Boston, MA 02105-1992, was recordholder of 5.10% of the Small Cap Equity Fund's outstanding shares.]

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising form such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or their organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholder, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for error of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                 TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.


GENERAL
=======

     Each Fund is a separate taxable entity. CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities and Emerging Markets Equity Funds each intend to elect and each other Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test");
(b) such Fund derive less than 30% of its gross income from the sale or other disposition of any of the following which was held for less than three months:
(i) stock or securities; (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. Asia Growth Fund had approximately $184,000, $5,487,000 and $9,825,000 at January 31, 1997 of capital loss carry forwards expiring in 2002, 2003, and 2004, respectively, for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. The short-short test described above may limit a Fund's ability to use options, forward contracts, and futures transactions as well as its ability to engage in short sales. Moreover, application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     A Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as may occur for CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds, more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If the CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds make this election, its respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by such a Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing the amount it is required to distribute.

     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

TAXABLE U.S. SHAREHOLDERS - DISTRIBUTIONS
=========================================

For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

     Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company may be eligible, for the dividends received deduction for corporations. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by CORE International Equity, International Equity, Asia Growth and Emerging Markets Equity Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

TAXABLE U.S. SHAREHOLDERS - SALE OF SHARES
==========================================

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     Each Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS
=====================

     The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons," (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

STATE AND LOCAL
===============

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                              FINANCIAL STATEMENTS

     The audited financial statements and related Reports of Independent Public Accountants, contained in the 1997 Annual Report of each of the Funds, are incorporated herein by reference into this Additional Statement and attached hereto.


                               OTHER INFORMATION

     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund.

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                 SERVICE PLANS

Each Fund has adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares.
Pursuant to the Plan, each Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Fund. (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Fund, including obtaining information from the Fund, working with the Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, each Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.

Each Fund has adopted its Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with a Fund, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of a Fund. Any such alteration or discontinuance of services could require the Board of Trustees to consider changing a Fund's method of operations or providing alternative means of offering Service Shares of the Fund to customers of such Service Organizations, in which case the operation of such Fund, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alternation of a Fund's operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, voted to approve each Plan and related Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on April 23, 1997. Each Plan will be approved by the sole shareholder of Service Shares of each Fund, on April 23, 1997. The Plans and Service Agreements will remain in effect until June 30, 1997 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Fund and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned.
So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Trustees. The Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares of the Funds. In the Trustees' quarterly review of the Plans and Service Agreements, the Board will consider their continued appropriateness and the level of compensation provided therein.

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

           The U.S. equity market rewarded investors with excellent returns once again in the 12-month period ended January 31, 1997. Most European markets achieved significant gains as well, with several outpacing the U.S., while the performance of Asian markets varied widely. We are pleased to report that most of the Goldman Sachs equity funds performed very well in this generally favorable global equity environment.

U.S. Stocks Continued to Climb Amid Heightened Volatility

           The U.S. stock market surged to record levels during the period under review, rising an impressive 26.3% (as measured by the Standard & Poor's 500 stock index). During 1996, the market advanced in a "staircase" pattern, where notable gains are achieved within a relatively short time and are followed by a period of choppy trading. For example, after a run-up from January through mid-February, market volatility notably increased, as investor sentiment vacillated between two contradictory concerns. With some economic news, investors feared that the economy was growing too quickly, making higher inflation a possibility, while other news caused them to worry that the economy was slowing, putting earnings at risk. In May, investors briefly overcame their fears and sent the market higher, but their concerns quickly re-emerged and caused the market to settle into another choppy trading range that culminated in a sharp sell-off in July.

           By August, sentiment significantly improved when data indicated that earnings growth was more resilient than generally expected and inflation remained under control. Thus reassured, investors propelled stocks to record highs during the second half of the period, with the Dow Jones Industrial Average crossing the 6000 mark for the first time by mid-October. The ascent continued through the end of the period, with the Dow climbing to 7000 by mid-February 1997.

           Though small-cap stocks led the market during the first half of the year, the post-July rally was dominated by large-cap, growth companies. Furthermore, the rally was very narrowly focused, with a handful of large-cap stocks (primarily in the technology, finance and pharmaceutical sectors) contributing substantially to the S&P 500 index's performance for the period.

After a Weak Start, Economic Growth Rebounded, Then Moderated

           When the period began, lackluster consumer spending and the General Motors strike restrained economic growth, but the economy still advanced faster than expected, with first-quarter real GDP growth of 2.0% (annualized). Momentum accelerated even more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter real GDP rose a robust 4.7% (annualized), its highest rate in two years.

           The economy's torrid growth cooled markedly during the third quarter with an annualized real GDP growth of 2.1%, largely due to lackluster consumer spending and a widening U.S. trade deficit. This slowdown proved to be temporary, however, as the economy strengthened from October through December. Fourth-quarter real GDP


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Table of Contents
Introduction/Market Overview.............................................    1
Goldman Sachs Balanced Fund..............................................    4
Goldman Sachs Select Equity Fund.........................................   14
Goldman Sachs Growth and Income Fund.....................................   22
Goldman Sachs Capital Growth Fund........................................   28
Goldman Sachs Small Cap Equity Fund......................................   34
Goldman Sachs International Equity Fund..................................   40
Goldman Sachs Asia Growth Fund...........................................   48
Financial Statements.....................................................   56
Notes to Financial Statements............................................   64
Financial Highlights.....................................................   74
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Letter to Shareholders (continued)

growth was revised to 3.9% (annualized), reflecting a narrowing trade deficit, rising consumer spending and accelerating manufacturing activity. Despite firm growth, underlying inflation remained surprisingly mild. For all of 1996, consumer prices rose only 2.9%. In January 1997, most indicators suggested that the economy would continue to advance.

           The U.S. Federal Reserve cut the Federal funds rate by 25 basis points in January 1996, just prior to the start of the period, in response to generally poor year-end economic conditions. Though stronger than expected growth shifted investor expectations from further Federal Reserve interest rate cuts to potential tightening, the Fed then left rates unchanged. As of January 31, 1997, the Federal funds rate remained at 5.25%.

The Dollar Resumed Its Climb Against the Yen and the Mark Following a Brief July Slide

           During the period under review, the dollar continued to strengthen, rising to a 47-month high against the yen and a 31-month high against the mark. Though the dollar declined briefly in July along with the U.S. stock market, it quickly rebounded in August and continued to rally through the end of the period. The dollar's climb was reflective of several developments, including the relative strength of the U.S. economy, reductions in the budget deficit and controlled inflation. Despite the run-up, Goldman Sachs' economists do not expect a major impact on U.S. growth in 1997, nor do they anticipate a major decrease in exports, as the dollar's effect on U.S. trade flows is relatively small and stretched out over time. Furthermore, domestic demand in Canada and Mexico, which together accounted for nearly one-third of U.S. exports in 1996, is expected to rise.

The International Market Environment: European Equities Performed Well, Japan Declined Sharply and Asian Markets Were Mixed Amid Increased Volatility

           During the period under review, most global economies experienced modest growth, but long-awaited recoveries in Europe and Japan fell short of expectations. In Europe, several major economies, such as Germany and France, continued to be plagued by weaker than expected manufacturing activity and record-high unemployment, while others, such as the U.K., clearly accelerated. In contrast to the mixed economic conditions, most European equity markets performed very well, buoyed by healthy corporate profits. Though the Japanese economy strengthened, equities declined due to concerns regarding the sustainability of earnings growth as well as fears that the newly elected government would delay deregulation. In January 1997, the already weak Japanese market sold off sharply when the government announced an austerity program that was expected to curb growth. In other Asian countries, key elections heightened political uncertainty throughout the region and a marked slowdown in economic growth increased volatility.

Outlook in the U.S.: Economic Growth Is Expected to Continue to Strengthen

           Goldman Sachs' economists expect first-quarter real GDP growth to slow to just under 2.0% (annualized) due to a widening trade deficit. However, this slowdown should not be interpreted as any change in economic fundamentals, as underlying demand remains firm and consumer confidence, income and employment trends continue to support consumer spending. The favorable economic environment of moderate growth and low inflation appears likely to persist in the near term, which could translate to a seventh year of profit growth for U.S. corporations in 1997 and another good year for U.S. equities, though not likely as strong as last year. As always, equity performance can be affected by changes in the economic environment, such as higher than expected inflation, which could lead to a Fed tightening by midyear, or an unforeseen faltering of economic growth.

           After the outstanding performance of the past two years, it is important to maintain realistic expectations from your equity investments. As increased volatility during 1996 demonstrated, equities can go down as well as up. Over the long run, however, stocks have historically outperformed other asset classes, rewarding investors committed to a long-term investment horizon.

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A Major Addition to Our Active Equity Management Team

     We are pleased to announce that we have recently acquired Liberty Investment Management, a Tampa, Florida-based investment advisory firm with an impressive 16-year track record. Liberty's Chief Investment Officer, Herbert Ehlers, and his portfolio management team have assumed primary responsibility for the Goldman Sachs Capital Growth Fund, which they will manage using a "growth at a reasonable price" investment style. The Liberty group adds both breadth and depth to the Goldman Sachs U.S. Active Equity team, and we look forward to working with them.

     In conclusion, thank you for making the Goldman Sachs equity funds part of your long-term financial plan.

Sincerely,

/s/ David B. Ford                      /s/ John P. McNulty

David B. Ford                          John P. McNulty
Co-Head,                               Co-Head,
Goldman Sachs                          Goldman Sachs
Asset Management                       Asset Management

March 3, 1997

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Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund


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Objective and Investment Approach

           The Goldman Sachs Balanced Fund seeks to provide investors with a combination of long-term growth of capital and current income by investing in a diversified portfolio that includes both equity and fixed income securities. Under normal market conditions, the fund is expected to maintain an asset mix of 45% to 65% in equity securities, with the remainder (at a minimum 25%) in fixed income securities. The fund's portfolio management team will review the fund's asset mix on a regular basis and adjust it to reflect changes in the economic environment.

           Stocks are selected using a value style, identifying those judged to be inexpensive relative to their expected long-term earnings and ability to pay dividends. We also consider the degree to which a company's management is committed to increasing value for shareholders.

           In the fixed income portion of the portfolio, we actively manage the portfolio within a risk-controlled framework. We seek to minimize interest rate risk relative to the portfolio's benchmark, and focus on seeking to add value through sector selection, security selection and yield curve strategies.

Performance Review: Equity, Fixed Income and Asset Allocation Contributed to Strong Results


                                   Fund Total Return
                                     (based on net     Benchmark
                                     asset value)    Total Return+
                                     ------------    -------------
 Class A (1/31/96 - 1/31/97)*           18.59%          15.51%
 Class B (5/1/96 - 1/31/97)*            16.22%          14.99%


* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

+ The benchmark is a combination of the S&P 500 stock index (weighted at 55%) and the Lehman Brothers Aggregate Bond Index (weighted at 45%).

           We are pleased to report that during the period under review, the fund's Class A and Class B shares outperformed the benchmark. In addition, the fund's Class A shares ranked within the top 15% of the Lipper balanced fund category (35th of 281) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked because they did not exist during the full year.)

           The equity and fixed income portions of the fund both performed favorably, with equity investments contributing most to fund results. In addition, our asset allocation decisions also benefited performance. During the spring of 1996, we reduced the fund's equity weightings in favor of fixed income investments, which worked in its favor when equities fell sharply in July. In October, we increased the fund's equity weighting, just prior to a significant rally in the stock market. As of January 31, 1997, the fund's asset mix based on net assets was 54% in equities, 42% in fixed income and the remainder in cash equivalents.

Best Performing Equity Investments Included Technology, Finance and Energy
Stocks

           The fund's best performing stocks came from a wide range of industries, particularly technology, finance and energy. Technology holdings that performed well included Intel Corp., the dominant microprocessor manufacturer, which we sold after it climbed sharply due to stronger than expected personal computer sales and reached our target price, and Avnet, Inc., the second largest distributor of semiconductors and other electronic components. In the financial sector, BankAmerica Corp. increased its focus on aggressive capital management, and NationsBank Corp. began to realize the benefits of cost cuts. Top-performing energy-related investments were Tosco Corp., an oil refiner and distributor, which continued its ambitious acquisition strategy, and Texaco Inc., which benefited from higher petroleum prices and a successful restructuring program. Disappointing performers included three companies that suffered from

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overcapacity in their respective industries: Georgia-Pacific Corp. and Stone Container Corp., both manufacturers of paper products, and Geon Corp., a manufacturer of polyvinyl chloride.

           One of the fund's new investments was Unicom Corp., an electric utility that operates 12 nuclear units at six sites. Unicom generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-term prospects. During the period, we sold several stocks after they appreciated and reached our price targets, including Anheuser-Busch Co., Inc., the world's largest brewer, and Greenpoint Financial Corp., a New York-based thrift.


 Top 10 Equity Holdings as of January 31, 1997

                                                      Percentage of
                                                          Total
 Company                         Line of Business       Net Assets
 Aetna Inc.                      Healthcare                1.9%
                                   Management
 Tenet Healthcare Corp.          Hospitals                 1.9%
 Cigna Corp.                     Insurance                 1.7%
 Lear Corp.                      Autoparts/Original        1.7%
                                   Equipment
 Brunswick Corp.                 Pleasure                  1.7%
                                   Boats/Marine
                                   Engines
 Goodyear Tire & Rubber Co.      Tire and Rubber           1.6%
                                   Products
 Dean Witter Discover & Co.      Financial Services        1.6%
 Avnet, Inc.                     Electronic                1.5%
                                   Components
                                   Distributor
 Philip Morris Companies,        Tobacco and Food          1.5%
   Inc.                            Products
 Owens-Illinois, Inc.            Packaging                 1.5%


Corporate and Emerging Market Debt Sectors Led the Fund's Fixed Income
Performance

           The fixed income sectors that contributed most to the fund's performance were its corporate bond holdings and emerging market debt securities. Corporate bonds benefited when many companies reported positive earnings growth throughout the period. Emerging market debt was one of the fund's smaller allocations during the year but performed extremely well due to positive emerging country credit trends and supportive cash flows resulting from global investors' persistent search for incremental yield. In addition, the fund's investments in the mortgage and asset-backed sectors also performed well, reflecting healthy investor demand.

           The fund's largest fixed income allocation was mortgage-backed securities (MBS), which accounted for a 12.9% position in terms of total net assets, up from 10.0% a year ago. The MBS sector fared particularly well during the first half of the period, when interest rates rose and prepayment fears abated. We gradually trimmed the fund's exposure in the corporate bond sector to 9.8%, down from 13.2% a year ago, as it became more fully valued. The fund's asset-backed securities (ABS) weighting was 4.8%, and they continued to offer incremental yield over similar duration Treasuries. U.S. Treasuries, with an 8.5% allocation, were used together with futures to manage the fund's interest rate risk. Finally, 3.3% of the fund was invested in emerging market debt, where we stressed higher credit, short-duration bonds, and 0.7% was invested in government agency securities.

Outlook

           We believe that, overall, the stock market is moderately overvalued and is therefore unlikely to match the strong return it achieved in 1996. However, it is important to note that even after last year's rally, the fund's equity holdings continue to be attractively valued. We expect that our emphasis on using extensive fundamental research to identify stocks selling below their

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Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)


--------------------------------------------------------------------------------
intrinsic value will continue to serve us well in 1997's potentially more challenging stock market environment.

           We have a relatively cautious view of the fixed income markets in the coming months due to a possible tightening by the Federal Reserve later in the year, which would impact the prices of fixed income securities. In the MBS market, the pace of mortgage prepayments remains stable, and we continue to identify specific securities that present attractive investment opportunities. We have a moderately optimistic view for the corporate sector, where we will continue to emphasize short-duration bonds that offer attractive incremental yield over Treasuries. Finally, we believe ABS still offer attractive value relative to other similarly rated securities, and we expect new supply to continue to be met with enthusiastic demand.

           Going forward, we will continue to actively allocate the portfolio's asset mix between the equity and fixed income sectors to take advantage of changing market conditions throughout the coming year.


/s/ Ronald E. Gutfleish                             /s/ Jonathan A. Beinner

Ronald E. Gutfleish                                 Jonathan A. Beinner
Senior Portfolio Manager,                           Co-Head,
U.S. Active Equity Value                            U.S. Fixed Income

/s/ G. Lee Anderson                                 /s/ c. Richard Lucy

G. Lee Anderson                                     C. Richard Lucy
Portfolio Manager,                                  Co-Head,
U.S. Active Equity Value                            U.S. Fixed Income

/s/ Eileen A. Aptman                                /s/ Richard H. Buckholz

Eileen A. Aptman                                    Richard H. Buckholz
Portfolio Manager,                                  Portfolio Manager,
U.S. Active Equity Value                            U.S. Fixed Income

March 3, 1997
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Goldman Sachs Balanced Fund
January 31, 1997

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The following graphs show the value as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 index ("S&P 500") and the Lehman Brothers Aggregate Bond Index (LBABI)) are shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                          [LINE GRAPH APPEARS HERE]

           GS Balanced        GS Balanced
             Class A            Class A
         (w/sales charge)   (no sales charge)    LBABI         S&P 500
         ----------------   -----------------    -----         -------
10/12/94       9,450             10,000          10,000         10,000
1/31/95        9,532             10,087          10,233         10,184
1/31/96       12,211             12,922          11,966         14,123
1/31/97       14,488             15,331          12,357         17,842


                                    Class B

                           [LINE GRAPH APPEARS HERE]

           GS Balanced          GS Balanced
             Class B              Class B
        (no redemp. charge)  (w/redemp. charge)    LBABI       S&P 500
        -------------------  ------------------    -----       -------
5/1/96        10,000              10,000           10,000       10,000
1/31/97       11,622              11,122           10,642       12,218

                                         ---------------------------------------
                                               Average Annual Total Return
                                         ---------------------------------------
                                              One Year      Since Inception/(a)/
         ------------------------------- ------------------ -------------------
         Class A, no sales charge              18.59%              20.32%
         ------------------------------- ------------------ -------------------
         Class A, w/sales charge               12.07%              17.41%
         ------------------------------- ------------------ -------------------
         Class B, no redemption charge          N/A                16.22%/(b)/
         ------------------------------- ------------------ -------------------
         Class B, w/redemption charge           N/A                11.22%/(b)/
         ------------------------------- ------------------ -------------------

/(a)/ Class A and B shares commenced operations October 12, 1994 and May 1,
      1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund
January 31, 1997

--------------------------------------------------------------------

Shares        Description                                     Value
====================================================================
Common Stocks--53.0%
Airlines--1.8%
 7,700        AMR Corp.*                                $   619,850
 32,600       Continental Airlines, Inc.*                   908,725
--------------------------------------------------------------------
                                                          1,528,575
--------------------------------------------------------------------
Appliance Manufacturer--0.9%
 28,600       Sunbeam Corp.                                 793,650
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--1.7%
 38,200       Lear Corp.*                                 1,427,725
--------------------------------------------------------------------
Auto/Vehicle--1.0%
 25,600       Ford Motor Co.                                824,400
--------------------------------------------------------------------
Banks--4.5%
 10,300       BankAmerica Corp.                           1,149,738
 5,300        Chase Manhattan Corp.                         490,250
 9,400        Fleet Financial Group, Inc.                   507,600
 9,300        NationsBank Corp.                           1,004,400
 7,400        Republic Bank of New York Corp.               655,825
--------------------------------------------------------------------
                                                          3,807,813
--------------------------------------------------------------------
Chemicals-Commodity--1.1%
 31,400       Geon Co.                                      588,750
 7,600        Union Carbide Corp.                           344,850
--------------------------------------------------------------------
                                                            933,600
--------------------------------------------------------------------
Defense--2.1%
 17,900       McDonnell Douglas Corp.                     1,203,775
 6,200        Northrop Grumman Corp.                        484,375
 1,900        Thiokol Corp.                                 106,400
--------------------------------------------------------------------
                                                          1,794,550
--------------------------------------------------------------------
Department Stores--0.8%
 13,900       Sears Roebuck & Co.                           667,200
--------------------------------------------------------------------
Electric Utilities--2.8%
 5,500        CMS Energy Corp.                              184,250
 43,000       Long Island Lighting Co.                      978,250
 49,600       Unicom Corp.                                1,171,800
--------------------------------------------------------------------
                                                          2,334,300
--------------------------------------------------------------------
Food--1.5%
 40,200       Chiquita Brands International, Inc.           587,925
 4,000        Unilever Inc.                                 658,000
--------------------------------------------------------------------
                                                          1,245,925
--------------------------------------------------------------------
Forest Products--1.1%
 12,400       Georgia Pacific Corp.                         912,950
--------------------------------------------------------------------
Health Suppliers/Services--1.3%
 23,300       Baxter International, Inc.                  1,074,713
--------------------------------------------------------------------
Healthcare Management--3.8%
 20,400       Aetna Inc.                                  1,611,600
 57,800       Tenet Healthcare Corp.*                     1,560,600
--------------------------------------------------------------------
                                                          3,172,200
--------------------------------------------------------------------
Home Builders--1.8%
 18,200       Centex Corp.                                  709,800
 28,200       Lennar Corp.                                  750,825
--------------------------------------------------------------------
                                                          1,460,625
--------------------------------------------------------------------
Insurance-Life--2.5%
 9,500        Cigna Corp.                                 1,440,438
 11,700       Lincoln National Corp.                        627,413
--------------------------------------------------------------------
                                                          2,067,851
--------------------------------------------------------------------
Insurance-Property and Casualty--1.6%
 9,200        Allmerica Financial Corp.                     336,950
 16,100       Partner Re Holding Ltd.                       571,550
 12,700       Tig Holdings, Inc.                            439,738
--------------------------------------------------------------------
                                                          1,348,238
--------------------------------------------------------------------
Integrated Oil--2.6%
 8,100        Atlantic Richfield Co.                      1,071,225
 10,300       Texaco, Inc.                                1,090,513
--------------------------------------------------------------------
                                                          2,161,738
--------------------------------------------------------------------
Logistics/Rail--1.0%
 30,400       Canadian Pacific Ltd.                         824,600
--------------------------------------------------------------------
Logistics/Trucking--1.2%
 39,600       Consolidated Freightways, Inc.              1,004,850
--------------------------------------------------------------------
Oil Refining & Marketing--1.9%
 12,800       Ashland Inc.                                  552,000
 11,300       Tosco Corp.                                 1,000,050
--------------------------------------------------------------------
                                                          1,552,050
--------------------------------------------------------------------
Packaging--1.5%
 52,500       Owens-Illinois Inc.*                        1,246,875
--------------------------------------------------------------------

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------


--------------------------------------------------------------------

Shares        Description                                     Value
====================================================================
Common Stocks (continued)
Recreational Products--1.7%
 55,500       Brunswick Corp.                           $ 1,394,438
--------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--0.5%
 13,100       Lehman Brothers Holdings, Inc.                414,288
--------------------------------------------------------------------
Semiconductors & Electronics--1.5%
 20,700       Avnet Inc.                                  1,280,813
--------------------------------------------------------------------
Software--0.5%
 13,800       Autodesk Inc.                                 436,425
--------------------------------------------------------------------
Specialty Finance--1.6%
 34,200       Dean Witter Discover & Co.                  1,303,875
--------------------------------------------------------------------
Steel--1.0%
 20,200       AK Steel Holding Corp.                        813,050
--------------------------------------------------------------------
Supermarkets--2.0%
 56,300       Fleming Companies, Inc.                       907,838
 24,600       Supervalu, Inc.                               759,525
--------------------------------------------------------------------
                                                          1,667,363
--------------------------------------------------------------------
Textiles--1.3%
 27,500       Fruit of The Loom, Inc.*                    1,103,438
--------------------------------------------------------------------
Tire & Other Related Rubber Products--1.6%
 24,000       Goodyear Tire & Rubber Co.                  1,308,000
--------------------------------------------------------------------
Tobacco--2.8%
 4,200        Loews Corp.                                   415,275
 10,700       Philip Morris Companies, Inc.               1,271,963
 12,100       RJR Nabisco, Inc.                             396,275
 8,500        Universal Corp.                               263,500
--------------------------------------------------------------------
                                                          2,347,013
--------------------------------------------------------------------
Total Common Stocks
   (Cost $35,773,086)                                   $44,253,131
====================================================================
Preferred Stocks--0.1%
Media Content--0.1%
 63           Time Warner, Inc. 10.25%                  $    69,064
--------------------------------------------------------------------
Tobacco--0.0%
 3,400        RJR Nabisco, Inc., class C 9.25%               22,525
--------------------------------------------------------------------
Total Preferred Stocks
   (Cost $84,320)                                       $    91,589
====================================================================
Rights--1.1%
Forest Products--0.7%
 42,000       Stone Container Corp. * exp. 08/08/98     $   567,000
Technology Capital Goods--0.4%
 10,800       Teradyne, Inc.* exp. 03/26/00                 333,450
--------------------------------------------------------------------
Total Rights
   (Cost $923,718)                                      $   900,450
====================================================================
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Fixed Income--41.5%

Asset-Backed Securities--4.8%
Airplanes Pass Through Trust Series 1, Class C
$   100,000            8.15%           03/15/19         $   102,655
Asset Securitization Corp., Series 1996, Class A1
    250,000            6.88            11/13/26             249,609
Case Equipment Loan Trust, Series 1995-A, Class A
     74,286            7.30            03/15/02              75,124
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
    140,000            6.23            06/15/03             139,343
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
     74,323            5.80            06/15/02              74,137
Discover Card Master Trust 1994-2, Class A
     70,000            5.83            10/16/04              70,613
Discover Card Master Trust 1996-2, Class A
    110,000            5.70            07/18/05             110,550
Discover Card Master Trust 1996-4, Class A
    740,000            5.86            10/16/13             751,329
Discover Card Master Trust 1996-4, Class B
    420,000            6.03            10/16/13             424,460
Fasco Auto Trust, Series 1996-1
    266,114            6.65            11/15/01             267,223
Fingerhut Master Trust, Series 1996-1, Class A
    200,000            6.45            02/20/02             200,936
Navistar Financial Trust, Series 1995-A, Class A2
    134,590            6.55            11/20/01             135,347
Navistar Financial Trust, Series 1995-b, Class A3
    120,000            6.05            04/15/02             120,000
Sears Credit Account Master Trust, Series 1995-2, Class A
    700,000            8.10            06/15/04             733,026
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
January 31, 1997

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Asset-Backed Securities (continued)
Sears Credit Card Master Trust, Series 1995-3, Class A
$    70,000            7.00%           10/15/04         $    71,268
Standard Credit Card Master Trust, Series 1994-4, Class A
    110,000            8.25            11/07/03             117,322
Standard Credit Card Master Trust, Series 1995-1, Class A
    360,000            8.25            01/07/07             389,135
--------------------------------------------------------------------
Total Asset-Backed Securities
   (Cost $4,019,726)                                    $ 4,032,077
====================================================================
Corporate Bonds--9.8%
Finance Bonds--3.6%
BankAmerica Corp.
$   500,000            7.75%           07/15/02         $   520,600
Capital One Bank
    200,000            8.33            02/10/97             200,056
    250,000            8.13            02/27/98             254,825
Conseco Finance
    120,000            8.70            11/15/26             122,912
Continental Bank
    100,000           12.50            04/01/01             120,501
Countrywide Funding Corp.
    100,000            6.08            07/14/99              99,368
    150,000            8.00            12/15/26             147,029
Edison Mission Energy Funding Corp.
    100,000            6.77            09/15/03              99,852
Fleet Mortgage Group, Inc.
    250,000            6.50            06/15/00             248,888
Golden West Financial Corp.
    200,000           10.25            12/01/00             223,894
Meditrust, Inc.
    120,000            7.82            09/10/26             128,021
Mic Finance Trust
     80,000            8.38            02/01/27              80,442
Olympic Financial Ltd.
     95,000           13.00            05/01/00             107,350
PXRE Cap Trust
     65,000            8.85            02/01/27              65,847
Signet Banking Corp.
$   500,000            9.63%           06/01/99         $   531,870
Washington Real Estate
     55,000            7.13            08/13/03              54,745
--------------------------------------------------------------------
Total Finance Bonds
   (Cost $3,035,271)                                    $ 3,006,200
====================================================================
Industrial Bonds--5.6%
360 Communications Co.
$   195,000            7.13%           03/01/03         $   193,518
Auburn Hills Trust
     90,000           12.00            05/01/20             134,352
Blockbuster Entertainment
     50,000            6.63            02/15/98              49,995
Chelsea GCA Realty
    226,000            7.75            01/26/01             228,362
DVI Equipment Lease Trust
    434,745            6.55            07/10/04             434,605
Ford Motor Credit Co.
     40,000            8.38            01/15/00              42,038
General Motors Acceptance Corp.
    170,000            7.13            05/10/00             173,087
    210,000            5.63            02/05/01             202,810
H + T Master Trust, Class A2
    220,000            8.18            08/15/02             220,000
K Mart Corp.
     40,000            9.55            06/30/98              40,290
     40,000            9.60            09/15/98              40,845
Loewen Group International
     50,000            7.75            10/15/01              50,000
News America Holdings, Inc.
    160,000            7.50            03/01/00             163,784
Northwest Airlines
    217,076            8.97            01/02/15             226,558
NWA
     68,025            8.26            03/10/06              71,149
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Corporate Bonds (continued)
Industrial Bonds (continued)
Oryx Energy Co.
$   245,000            9.50%           11/01/99         $   259,252
RJR Nabisco Inc.
    135,000            8.00            07/15/01             136,184
    160,000            8.63            12/01/02             164,654
Rogers Cablesystems, Inc.
    115,000            9.63            08/01/02             119,600
Tele-Communications, Inc.
    295,000            6.19            09/15/03             292,956
    125,000            9.65            10/01/03             133,951
     20,000            6.82            09/15/10              19,899
Tenet Healthcare Corp.
     60,000            9.63            09/01/02              65,100
Time Warner, Inc.
    375,000            7.45            02/01/98             378,776
    125,000            9.63            05/01/02             139,444
    250,000            7.98            08/15/04             256,243
Tosco Corp.
    110,000            7.00            07/15/00             110,793
U.S. Home Corp.
     70,000            7.95            03/01/01              68,250
USI American Holdings Corp.
     60,000            7.25            12/01/06              58,540
Viacom International
     80,000            9.13            08/15/99              81,800
     95,000           10.25            09/15/01             103,550
--------------------------------------------------------------------
Total Industrial Bonds
   (Cost $4,650,412)                                    $ 4,660,385
====================================================================
Utility Bonds--0.6%
Arkla Inc.
$   250,000            9.20%           12/18/97         $   255,665
Central Maine Power Co.
    100,000            7.38            01/01/99             100,138
    160,000            7.45            08/30/99             159,134
--------------------------------------------------------------------
Total Utility Bonds
   (Cost $521,661)                                      $   514,937
====================================================================
--------------------------------------------------------------------
====================================================================
Total Corporate Bonds
   (Cost $8,207,344)                                    $ 8,181,522
====================================================================
Government Bonds--1.2%
Australia Commonwealth
AUD1,000,000           7.50%           07/15/05         $   769,138
Province of Quebec
$   200,000           13.25            09/15/14             238,976
--------------------------------------------------------------------
Total Government Bonds
   (Cost $1,033,387)                                    $ 1,008,114
====================================================================
Emerging Market Debt--3.3%
Argentina Bocan
$   144,111            5.69%           04/01/01         $   138,490
Asia Pulp and Paper International Finance Co.
    100,000            7.26(a)        04/03/97              98,614
    200,000            8.30            06/28/99             198,118
     90,000           10.25            10/01/00              90,754
Banco De Commercio Exterior
     30,000            8.63            06/02/00              30,979
BCO De Colombia
    110,000            8.63            06/02/00             113,590
Bridas Corp.
    170,000           12.50            11/15/99             181,433
Bridas Corp. Gtd Euro Medium
     60,000            9.50            06/17/99              60,147
Corp. Andina de Fomento
    160,000            7.25            04/30/98             161,774
Emp Ica Soc Contro
    110,000            9.75            02/11/98             111,440
Empresa Col Petroleos
     80,000            7.25            07/08/98              80,566
Financiera Energy Nacional
    230,000            5.88            02/17/98             226,062
     60,000            8.13            04/09/98              60,347
    200,000            8.46            06/19/98             201,876
     80,000            9.38            06/15/06              82,847
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
January 31, 1997

--------------------------------------------------------------------
Principal           Interest           Maturity
 Amount               Rate               Date                 Value
====================================================================
Emerging Market Debt (continued)
Grupo Industrial Durango
$   120,000           12.00%           07/15/01         $   127,978
Grupo Televisa
     20,000           11.38            05/15/03              21,425
Imexsa Export Trust
    100,000           10.13            05/31/03             104,190
Inst Fomento Industrial
    290,000            8.38            07/29/01             295,707
PT Indah Kiat
     50,000            8.88            11/01/00              49,518
Republic of Argentina
     89,600            8.63            04/06/98              90,730
    150,000            5.63            04/01/00              75,600
Sampoerna International
     50,000            8.38            06/15/06              51,208
YPF Sociedad Anonima
    111,483            7.50            10/26/02             113,132
--------------------------------------------------------------------
Total Emerging Market Debt
   (Cost $2,710,872)                                    $ 2,766,525
====================================================================
Government Agency Obligations--0.7%
Federal National Mortgage Association
$   520,000            8.50%           02/01/05         $   545,917
--------------------------------------------------------------------
Total Government Agency Obligations
   (Cost $566,963)                                      $   545,917
====================================================================
Mortgage Backed Obligations--12.9%
Federal Home Loan Mortgage Corp.
$ 2,000,000            7.50%           TBA-30yr/(b)/    $ 2,003,740
Federal National Mortgage Association
  2,000,000            8.00            TBA-30yr/(b)/      2,042,500
  1,000,000            6.50            TBA-15yr/(b)(d)/     990,930
     95,702            8.50            09/01/06/(d)/        100,068
    119,291            8.50            03/01/07/(d)/        124,733
    677,419            8.50            03/01/10/(d)/        707,985
  1,000,000            3.50            05/25/19             869,370
====================================================================
Government National Mortgage Association
$ 1,000,000            7.50%           TBA-30yr/(b)/    $ 1,002,180
    963,086            7.50            05/15/23             969,404
  1,005,709            7.00            07/15/23             990,311
  1,000,000            7.00            08/15/23             984,690
--------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $10,687,107)                                   $10,785,911
====================================================================
Sovereign Credit--0.2%
State of Israel
$   150,000             6.38%          12/15/05         $   141,983
--------------------------------------------------------------------
Total Sovereign Credit
   (Cost $139,082)                                      $   141,983
====================================================================
U.S. Treasury Obligations--8.5%
United States Treasury Bonds
$   470,000           12.00%           08/15/13/(d)/    $   666,592
    120,000            8.75            05/15/17/(d)/        144,619
     30,000            8.88            08/15/17              36,595
    580,000            8.75            05/15/20             704,068
    160,000            8.75            08/15/20/(d)/        194,400
    680,000            7.63            02/15/25             743,430
United States Treasury Notes
  1,200,000            6.88            08/31/99           1,223,628
  1,000,000            6.13            07/31/00             999,220
    900,000            7.88            11/15/04             977,202
United States Treasury Principal Only Stripped Securities/(a)/
     80,000            6.03/(a)/       08/15/99              68,774
    740,000            6.55/(a)/       11/15/04/(d)/        447,552
    320,000            6.59/(a)/       05/15/05             186,781
  2,200,000            7.09/(a)/       02/15/19             473,968
    890,000            7.10/(a)/       05/15/20             175,205
--------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $7,102,563)                                    $ 7,042,034
====================================================================

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

--------------------------------------------------------------------
Principal           Interest           Maturity
 Amount               Rate               Date                 Value
====================================================================
Yankee Bonds--0.1%
Korea Electric Power
$    93,927            7.40%           04/01/16         $    93,712
--------------------------------------------------------------------
Total Yankee Bonds
   (Cost $90,825)                                       $    93,712
====================================================================
Total Fixed Income
   (Cost $34,557,869)                                   $34,597,795
--------------------------------------------------------------------
Short-Term Obligations--0.2%
Argentina Treasury Bill
$    40,000            6.00%/(a)/      02/14/97         $    39,896
Banco Nacional de Com
     50,000           10.63            06/23/97              51,291
Republic of Argentina
     90,000            6.29(a)         05/16/97              88,166
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $179,353)                                      $   179,353
====================================================================
Repurchase Agreement--11.0%
Joint Repurchase Agreement Account
$ 9,200,000            5.63%           02/03/97/(d)/    $ 9,200,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $9,200,000)                                    $ 9,200,000
====================================================================
Total Investments
   (Cost $80,718,346)/(c)/                              $89,222,318
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
      value exceeds cost                                $ 9,461,225
   Gross unrealized loss for investments in which
      cost exceeds value                                   (981,857)
--------------------------------------------------------------------
   Net unrealized gain                                  $ 8,479,368
====================================================================

--------------------------------------------------------------------

====================================================================
Futures contracts open at January 31, 1997 are as follows:
                           Number of
                           Contracts     Settlement     Unrealized
          Type              Long(e)        Month        Gain(Loss)
------------------------- ------------ ---------------  -----------
2-Year U.S. Treasury Note        5        March 1997      $(3,438)
10-Year U.S. Treasury Bond      15        March 1997      (25,500)
30-Year U.S. Treasury Bond       2        March 1997       (3,969)
S&P 500 Stock Index              4        March 1997      123,100
-------------------------------------------------------------------
                                                          $90,193
-------------------------------------------------------------------

*     Non-income producing security.
/(a)/ The interest rate disclosed for these securitites represents effective yields to maturity.
/(b)/ TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/ The aggregate cost for federal income tax purposes is $80,742,950.
/(d)/ Portions of these securities are being segregated as collateral for futures contracts, TBA (To Be Assigned) securities, covered short sales and/or mortgage dollar rolls.
/(e)/ Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 10-Year and 30-Year U.S. Treasury Bond contract represents $100,000 in notional par value. Each S&P 500 Stock Index represents $50,000 in notional par value. The total net notional amount and market value at risk are $2,900,000 and $4,463,969, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

     The Goldman Sachs Select Equity Fund is designed to provide investors with a broadly diversified portfolio that can be used as a core holding on which to build an investment program. The fund's investment objective is to provide investors with long-term growth of capital and dividend income through investment in a broadly diversified portfolio of predominantly large-cap and blue-chip equity securities representing all major sectors of the U.S. economy. The fund's mandate is to remain fully invested with industry diversification, capitalization and risk characteristics similar to the aggregate U.S. stock market as represented by the S&P 500 stock index. Therefore, the fund's relative performance compared with the market comes almost exclusively from stock selection within sectors. We believe the fund offers investors an attractive combination of value and growth, without assuming more risk than the broad market.

     The fund employs a disciplined approach that combines fundamental investment research provided by the Goldman Sachs Global Investment Research Department with quantitative analysis generated by the Asset Management Division's proprietary model. Our quantitative system evaluates each stock using many different criteria including valuation measures, growth expectations, earnings momentum and risk. It also objectively analyzes the impact of current economic conditions on different types of stocks. Those stocks ranked highly by both our quantitative model and by Goldman Sachs research are selected for the fund's portfolio.

Performance Review: Quantitative Model Contributed to the Fund's Performance
--------------------------------------------------------------------------------

                                                        Fund Total
                                                          Return        S&P 500
                                                       (based on net     Total
                                                        asset value)     Return
                                                        -----------      ------
 Class A (1/31/96 -1/31/97)*                               23.75%        26.25%
 Class B (5/1/96 -1/31/97)*                                18.59%        22.18%
 Institutional (1/31/96 -1/31/97)*                         24.63%        26.25%
 Service (6/7/96 - 1/31/97)*                               15.92%        18.36%

--------------------------------------------------------------------------------
* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B and Service shares is a cumulative total return (not annualized) from their inception through the end of the period.

     During the period, the fund achieved strong absolute returns, with most of its gains occurring in the second half of the year. When the period began, the fund performed well primarily due to successful stock selection. The Research Department's qualitative ratings were particularly helpful early in the period, when its analysis helped the fund steer clear of underperforming stocks. During the latter half of the year, most of the fund's positive performance came from the Asset Management Division's quantitative model.

     Of the three themes considered by our quantitative model -- value, growth and low-risk -- stocks with value-oriented features, such as low price/earnings ratios, received the highest weighting during most of the period. This emphasis did not work in the fund's favor during the second and third quarters of 1996, when stocks with growth characteristics (strong near-term growth expectations and high price/earnings multiples) outperformed value-oriented stocks. In the fourth quarter, however, our emphasis on value proved to be extremely successful, as stocks with value characteristics soared to record highs and outperformed the other themes by a substantial margin. As a result of this dramatic rebound, value emerged as the dominant investment style for the year.

     Despite the positive results from our quantitative model, the fund underperformed the index because it was

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
unable to keep pace with the dramatic outperformance of the largest 50 stocks, which accounted for a significant portion of the market's gains. In addition, the fund held a slightly higher cash position than usual as the volume of new assets invested in the fund rapidly increased, particularly during the fourth quarter, when the top 50 stocks surged. To address this issue, at the end of 1996 the fund instituted new procedures to ensure that cash balances will be invested more rapidly. Furthermore, we expect that any future market advance will broaden to include stocks beyond the top 50.

     The fund's best performers were large-capitalization stocks from a wide range of sectors, including banks (BankAmerica Corp. and NationsBank Corp.), technology companies (Intel Corp., Microsoft Corp. and IBM Corp.), consumer staples (Procter & Gamble Co.), electrical equipment (General Electric Co.) and tobacco (Philip Morris Companies, Inc.).

     Stocks that fell short of our expectations included some of the fund's utility, telecommunication and oil investments such as Unicom Corp., Airtouch Communications, Inc. and Tenneco, Inc.

Portfolio Composition: Model Increasingly Favored Stocks With Defensive Characteristics

     As of January 31, 1997, the fund held 141 stocks. While its sector exposures were generally in line with the S&P 500 index, the fund was overweighted in electric/gas (5.8% for the fund versus 3.3% for the S&P 500) and energy (10.1% versus 8.0%) and underweighted in consumer nondurables (10.2% versus 12.9%) and telecommunications (3.9% versus 6.3%). These over- and underweightings, as shown in Table II, were the result of the fund's stock selection process and were not a reflection of our economic forecast for specific sectors.

     During the first quarter of 1996, the Fund's quantitative model favored growth characteristics (such as earnings momentum and price momentum) and put a smaller, but still positive, weight on stocks with value or low-risk characteristics (e.g., low beta and low "disappointment" risk). As the year progressed, the fund's strategy became somewhat more defensive as our quantitative model increased its weighting in value and low-risk themes. This shift was triggered by a number of indicators that pointed toward emerging excesses in the equity market: Low cash cushions held by equity mutual funds, the increasing volatility of equity prices, the record-low dividend yields and the divergence in returns between stocks and bonds.

     As a result of our more defensive posture, over the past year we gradually increased the fund's weighting in energy-related companies such as Texaco Inc. and Atlantic Richfield Co., both newcomers to the fund's 10 largest holdings. We also decreased the fund's exposure to consumer noncyclicals, which includes food/agriculture companies (e.g., IBP, Inc. and Kellogg Co.).

     As of the end of the period, the fund's major valuation characteristics were more attractive than the benchmark. These included a lower price/earnings ratio based on 1997 estimated earnings (15.9x versus 17.3x for the S&P 500) as well as a lower price/book ratio (3.0x versus 3.4x). The fund achieved these favorable valuation levels while maintaining growth and risk characteristics in line with those of the S&P 500.

Table I: Top 10 Portfolio Holdings as of 1/31/97
--------------------------------------------------------------------------------

                                                     Percentage of
                                                       Total Net
 Company                      Line of Business           Assets
 General Electric Co.         Electronics                 2.9%
 Intel Corp.                  Semiconductors              2.8%
                                and Electronics
 Exxon Corp.                  Petroleum and               2.2%
                                Natural Gas
 Microsoft Corp.              Computer Software           2.1%
 Texaco Inc.                  Petroleum and               2.0%
                                Natural Gas
 Merck & Co., Inc.            Pharmaceuticals             1.9%
 Atlantic Richfield Co.       Petroleum and               1.7%
                                Natural Gas
 Bristol-Myers Squibb Co.     Pharmaceuticals             1.7%
 Philip Morris Companies,     Tobacco and Food            1.7%
   Inc.                         Products
 Travelers Group, Inc.        Financial Services          1.6%

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)


--------------------------------------------------------------------------------
Table II: Sector Breakout as of 1/31/97
--------------------------------------------------------------------------------

                                         Percentage of
                            Percentage      S&P 500
 Industry Sectors          of Portfolio      Index       Difference
 Finance                       17.8%         16.2%          1.6%
 Consumer Nondurables          10.2%         12.9%         -2.7%
 Energy                        10.1%          8.0%          2.1%
 Health                         9.6%         10.4%         -0.8%
 Technology                     9.3%         10.9%         -1.6%
 Basic Industry                 7.9%          7.1%          0.8%
 Capital Spending               6.5%          5.6%          0.9%
 Electric/Gas                   5.8%          3.3%          2.5%
 Miscellaneous                  4.4%          5.0%         -0.6%
 Retail                         4.3%          3.6%          0.7%
 Telecommunications             3.9%          6.3%         -2.4%
 Consumer Services              3.8%          4.8%         -1.0%
 Consumer Durables              2.6%          2.5%          0.1%
 Aerospace                      1.8%          2.0%         -0.2%
 Transportation                 1.1%          1.4%         -0.3%
 Cash                           1.0%          0.0%          1.0%

--------------------------------------------------------------------------------

Outlook

     Goldman Sachs expects the U.S. equity market to continue to advance in 1997, although returns will likely be more modest than the unusually strong results of 1995 and 1996. In addition, we expect equity gains to broaden beyond the top 50 stocks. In 1997, we will continue to maintain a balanced approach by considering risk, value and growth simultaneously.

However, the relative importance of avoiding riskier stocks has increased in the current market environment, which is likely to result in greater emphasis on defensive stocks with below-average price volatility, attractive valuations and lower possibility of near-term earnings disappointments.


/s/ Robert C. Jones

Robert C. Jones
Senior Portfolio Manager,
Quantitative Equity


/s/ Kent A. Clark

Kent A. Clark
Portfolio Manager,
Quantitative Equity


/s/ Victor H. Pinter

Victor H. Pinter
Portfolio Manager,
Quantitative Equity

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                        Class A

                [LINE GRAPH APPEARS HERE]

           GS Select Eq        GS Select Eq
              Class A             Class A
         (w/sales charge)    (no/sales charge)   S&P 500
         ----------------    ----------------    -------
5/24/91        9,450              10,000          10,000
1/31/92       10,112              10,701          11,092
1/31/93       10,548              11,162          12,266
1/31/94       12,144              12,851          13,846
1/31/95       12,009              12,708          13,919
1/31/96       16,654              17,617          19,306
1/31/97       20,613              21,813          24,390
                             Class B

                     [LINE GRAPH APPEARS HERE]

           GS Select Eq             GS Select Eq
              Class B                  Class B
      (no redemption charge)    (w/redemption charge)     S&P 500
      ----------------------    ---------------------     -------
5/1/96        10,000                   10,000              10,000
1/31/97       11,859                   11,359              12,218
                  Institutional

            [LINE GRAPH APPEARS HERE]

                   GS Select Eq
                Institutional Class     S&P 500
                -------------------     -------
6/15/95                10,000            10,000
1/31/96                12,014            12,029
1/31/97                14,983            15,197
                 Service

         [LINE GRAPH APPEARS HERE]

                   GS Select Eq
                    Serv. Class    S&P 500
                   ------------    -------
6/7/96                10,000        10,000
1/31/97               11,592        11,836

                                ------------------------------------------------
                                          Average Annual Total Return
                                ------------------------------------------------
                                      One Year          Since Inception/(a)/
--------------------------------------------------------------------------------
Class A, no sales charge               23.75%                  14.67%
--------------------------------------------------------------------------------
Class A, w/sales charge                16.98%                  13.54%
--------------------------------------------------------------------------------
Class B, no redemption charge            N/A                   18.59% /(b)/
--------------------------------------------------------------------------------
Class B, w/redemption charge             N/A                   13.59% /(b)/
--------------------------------------------------------------------------------
Institutional Class                    24.63%                  28.04%
--------------------------------------------------------------------------------
Service Class                            N/A                   15.92% /(b)/
--------------------------------------------------------------------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on
      May 24, 1991, May 1, 1996, June 15, 1995 and June 7, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
Goldman Sachs Select Equity Fund
--------------------------------------------------------------------
January 31, 1997
--------------------------------------------------------------------


--------------------------------------------------------------------

Shares         Description                                    Value
--------------------------------------------------------------------
Common Stocks--97.3%

Aerospace--0.8%
 43,600        United Technologies Corp.              $   3,041,100
--------------------------------------------------------------------
Agency/Government--0.9%
 93,800        Federal National Mortgage Assn.            3,705,100
--------------------------------------------------------------------
Agriculture/Heavy Equipment--2.5%
 25,100        Case Corp.                                 1,330,300
 55,500        Caterpillar, Inc.                          4,308,188
 44,100        Conagra, Inc.                              2,227,050
 48,900        Tenneco, Inc.                              1,956,000
--------------------------------------------------------------------
                                                          9,821,538
--------------------------------------------------------------------
Airlines--1.2%
 19,700        AMR Corp.*                                 1,585,850
 38,500        Delta Air Lines, Inc.                      3,041,500
--------------------------------------------------------------------
                                                          4,627,350
--------------------------------------------------------------------
Alcohol--0.2%
 21,600        Anheuser Busch Companies, Inc.               918,000
--------------------------------------------------------------------
Appliance Manufacturer--1.0%
 38,300        Emerson Electric Co.                       3,782,125
--------------------------------------------------------------------
 Auto/Original Equipment Manufacturer--0.3%
 23,100        Cummins Engine, Inc.                       1,215,638
--------------------------------------------------------------------
Auto/Vehicle--1.5%
 25,200        Chrysler Corp.                               878,850
 32,200        Ford Motor Co.                             1,034,425
 70,700        General Motors Corp.                       4,171,300
--------------------------------------------------------------------
                                                          6,084,575
--------------------------------------------------------------------
Bank Holding Companies--0.4%
 26,000        Comerica, Inc.                             1,485,250
--------------------------------------------------------------------
Banks--6.0%
 33,550        Banc One Corp.                             1,522,331
 48,000        Bank of New York, Inc.                     1,758,000
 46,400        BankAmerica Corp.                          5,179,400
 12,900        Chase Manhattan Corp.                      1,193,250
 25,800        Citicorp                                   3,002,475
 28,500        First Bank System, Inc.                    2,166,000
 34,400        First Chicago Corp.                        1,965,100
  6,400        First Union Corp.                            535,200
 48,400        NationsBank Corp.                          5,227,200
  4,500        Wells Fargo & Company                  $   1,371,375
--------------------------------------------------------------------
                                                         23,920,331
--------------------------------------------------------------------
Beverages--1.6%
 41,900        Coca Cola Co.                              2,424,963
 115,300       Pepsico, Inc.                              4,021,088
--------------------------------------------------------------------
                                                          6,446,051
--------------------------------------------------------------------
Business Services--0.2%
 19,100        Automatic Data Processing, Inc.              790,263
--------------------------------------------------------------------
Chemicals-Commodity--2.1%
 46,000        Dow Chemicals Co.                          3,547,750
 20,600        Du Pont EI de Nemours                      2,258,275
 68,900        Monsanto Co.                               2,609,588
--------------------------------------------------------------------
                                                          8,415,613
--------------------------------------------------------------------
Chemicals-Specialty--1.0%
 37,800        Allied Signal, Inc.                        2,655,450
 27,700        Morton International, Inc.                 1,125,313
--------------------------------------------------------------------
                                                          3,780,763
--------------------------------------------------------------------
Commercial Services--0.3%
 32,500        Interim Services, Inc.*                    1,178,125
--------------------------------------------------------------------
Communications Services Companies--1.5%
 75,500        Airtouch Communications, Inc.*             1,953,563
 96,100        Sprint Corp.                               3,916,075
--------------------------------------------------------------------
                                                          5,869,638
--------------------------------------------------------------------
Communications Technology--0.8%
 37,403        Lucent Technologies, Inc.                  2,029,113
 15,200        Motorola Inc.                              1,037,400
--------------------------------------------------------------------
                                                          3,066,513
--------------------------------------------------------------------
Computers--0.9%
 65,200        Hewlett Packard Co.                        3,431,150
--------------------------------------------------------------------
Computers & Peripherals--3.7%
 45,400        Cisco Systems, Inc.*                       3,166,650
 35,000        Compaq Computer Corp.*                     3,040,625
 20,300        Eastman Kodak Co.                          1,761,025
 33,400        International Business Machines            5,252,150
 51,100        Sun Microsystems, Inc.*                    1,622,425
--------------------------------------------------------------------
                                                         14,842,875
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------

Shares         Description                                    Value
--------------------------------------------------------------------
Common Stocks (continued)
Construction/Environmental Services--0.2%
 13,300        Armstrong World Industries, Inc.       $     944,300
--------------------------------------------------------------------
Consumer Staples--3.4%
 51,700        American Home Products Corp.               3,276,488
 13,300        Clorox Co.                                 1,577,713
 60,200        Gillette Co.                               4,906,300
 33,400        Procter & Gamble Co.                       3,857,700
--------------------------------------------------------------------
                                                         13,618,201
--------------------------------------------------------------------
Defense--1.4%
 5,400         Boeing Co.                                   578,475
 17,700        McDonnell Douglas Corp.                    1,190,325
 18,500        Textron, Inc.                              1,801,438
 36,800        TRW, Inc.                                  1,867,600
--------------------------------------------------------------------
                                                          5,437,838
--------------------------------------------------------------------
Department Stores--3.2%
 147,400       Dayton Hudson Corp.                        5,545,925
 38,000        Federated Dept. Stores, Inc.*              1,249,250
 18,900        Mercantile Stores Co.                        926,100
 65,700        Sears Roebuck & Co.                        3,153,600
 72,100        Walmart Stores, Inc.                       1,712,375
--------------------------------------------------------------------
                                                         12,587,250
--------------------------------------------------------------------
Electric Utilities--4.7%
 76,300        Duke Power Co.                             3,576,563
 128,700       Edison International, Inc.                 2,750,963
 31,500        Empresa Nacional de Electric ADR           2,071,125
 139,600       Niagara Mohawk Power*                      1,413,450
 57,700        Public Service Company of New Mexico       1,154,000
 92,800        Texas Utilities Co.                        3,758,400
 156,300       Unicom Corp.                               3,692,588
--------------------------------------------------------------------
                                                         18,417,089
--------------------------------------------------------------------
Electrical Equipment Manufacturer--2.9%
 112,200       General Electric Co.                      11,556,600
--------------------------------------------------------------------
Financial Services--0.7%
 53,300        Providian Corp.                            2,871,538
--------------------------------------------------------------------
Food Producers--0.5%
 10,600        CPC International, Inc.                      814,875
 16,400        Ralston Purina Co.                         1,289,450
--------------------------------------------------------------------
                                                          2,104,325
--------------------------------------------------------------------
Forest Products--2.6%
 78,600        Avery Dennison Corp.                       2,878,725
 32,000        Champion International Corp.               1,340,000
 32,600        Georgia Pacific Corp.                      2,400,175
 26,000        International Paper Co.                    1,062,750
 19,700        Mead Corp.                                 1,108,125
 30,700        Weyerhaeuser Co.                           1,396,850
--------------------------------------------------------------------
                                                         10,186,625
--------------------------------------------------------------------
Funeral Services--0.2%
 29,600        Service Corp. International                  858,400
--------------------------------------------------------------------
Gas Distribution & Pipeline--1.2%
 55,600        Columbia Gas Systems, Inc.                 3,620,950
 22,900        Panenergy Corp.                            1,056,263
--------------------------------------------------------------------
                                                          4,677,213
--------------------------------------------------------------------
Health Suppliers/Services--1.3%
 73,200        Johnson & Johnson                          4,218,150
 15,800        Medtronic Inc.                             1,082,300
--------------------------------------------------------------------
                                                          5,300,450
--------------------------------------------------------------------
Healthcare Management--0.8%
 55,800        Columbia HCA Healthcare                    2,204,100
 38,300        Manor Care, Inc.                             976,650
--------------------------------------------------------------------
                                                          3,180,750
--------------------------------------------------------------------
Information Management--0.7%
 114,100       Dun & Bradstreet Corp.                     2,738,400
--------------------------------------------------------------------
Insurance Brokers & Other Insurance--0.3%
 24,600        Exel Insurance Ltd.                        1,042,425
--------------------------------------------------------------------
Insurance-Life--2.6%
 29,100        American General Corp.                     1,160,363
 18,700        Cigna Corp.                                2,835,388
 122,933       Travelers Group,  Inc.                     6,438,616
--------------------------------------------------------------------
                                                         10,434,367
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)
January 31, 1997


--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Insurance-Property and Casualty--2.2%
 25,956        Allstate Corp.                         $   1,706,607
 36,850        American International Group, Inc.         4,463,456
 68,500        Safeco Corp.                               2,603,000
--------------------------------------------------------------------
                                                          8,773,063
--------------------------------------------------------------------
Integrated Oil--11.1%
 22,100        Amoco Corp.                                1,922,700
 51,800        Atlantic Richfield Co.                     6,850,550
 84,300        Exxon Corp.                                8,735,574
 46,800        Kerr McGee Corp.                           3,217,500
 17,200        Mobil Corp.                                2,257,500
 52,000        Norsk Hydro ADR                            2,925,000
 32,000        Phillips Petroleum Co.                     1,412,000
 26,600        Royal Dutch Petroleum ADR                  4,615,100
 75,700        Texaco, Inc.                               8,014,738
 97,300        Unocal Corp.                               4,098,763
--------------------------------------------------------------------
                                                         44,049,425
--------------------------------------------------------------------
Investment Brokers & Managers--2.7%
 52,500        Merrill Lynch Co.                          4,423,125
 38,300        Morgan Stanley Group, Inc.                 2,187,888
 76,900        Salomon, Inc.                              4,248,725
--------------------------------------------------------------------
                                                         10,859,738
--------------------------------------------------------------------
Local Phone Companies--2.3%
 53,600        Ameritech Corp.                            3,202,600
 67,100        GTE Corp.                                  3,153,700
 104,900       Worldcom, Inc.*                            2,635,613
--------------------------------------------------------------------
                                                          8,991,913
--------------------------------------------------------------------
Machinery and Equipment--0.6%
 20,100        Dover Corp.                                  994,950
 29,300        Ingersoll-Rand Co.                         1,336,813
--------------------------------------------------------------------
                                                          2,331,763
--------------------------------------------------------------------
Media/Entertainment--1.4%
 41,400        King World Productions, Inc.*              1,619,775
 54,942        Walt Disney Co.                            4,024,502
--------------------------------------------------------------------
                                                          5,644,277
--------------------------------------------------------------------
Nonferrous Metals--1.3%
 15,900        Phelps Dodge Corp.                         1,111,013
 72,800        Tyco International Ltd.                    4,158,700
--------------------------------------------------------------------
                                                          5,269,713
--------------------------------------------------------------------
Office & Business Equipment--0.5%
 36,400        Xerox Corp.                                2,133,950
--------------------------------------------------------------------
Oil & Gas Exploration--0.4%
 31,100        Burlington Resources, Inc.                 1,547,225
--------------------------------------------------------------------
Pharmaceuticals--6.7%
 51,100        Abbott Labs                                2,778,563
 53,100        Bristol Myers Squibb                       6,743,700
 18,600        Eli Lilly & Co.                            1,620,525
 82,100        Merck & Co.                                7,450,575
 23,600        Pfizer, Inc.                               2,191,850
 31,700        Pharmacia & Upjohn, Inc.                   1,180,825
 47,600        Schering Plough Corp.                      3,599,750
 13,800        Warner Lambert Co.                         1,110,900
--------------------------------------------------------------------
                                                         26,676,688
--------------------------------------------------------------------
Recreational Products--0.2%
 29,407        Mattel, Inc.                                 827,072
--------------------------------------------------------------------
Restaurants & Hotels--1.0%
 14,000        HFS, Inc.*                                   980,000
 23,000        ITT Corp.*                                 1,313,875
 40,200        McDonalds Corp.                            1,829,100
--------------------------------------------------------------------
                                                          4,122,975
--------------------------------------------------------------------
Retail--0.7%
 34,100        Home Depot, Inc.                           1,687,950
 29,900        TJX Companies, Inc.                        1,188,525
--------------------------------------------------------------------
                                                          2,876,475
--------------------------------------------------------------------
Retail-Specialty--1.2%
 48,200        Gap, Inc.                                  1,385,750
 49,600        Nike,  Inc.                                3,366,600
--------------------------------------------------------------------
                                                          4,752,350
--------------------------------------------------------------------
Semiconductors & Electronics--2.8%
 67,800        Intel Corp.                               11,000,550
--------------------------------------------------------------------
Software--2.7%
 33,350        Computer Associates International,
               Inc.                                       1,513,256
 79,900        Microsoft Corp.*                           8,149,800
 24,600        Oracle Corp.*                                956,325
--------------------------------------------------------------------
                                                         10,619,381
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Supermarkets--0.9%
 63,300        Great A&P Tea Co., Inc.                $   1,978,125
 31,200        Safeway, Inc.*                             1,489,800
--------------------------------------------------------------------
                                                          3,467,925
--------------------------------------------------------------------
Technical Services--0.4%
 22,800        3Com Corp.*                                1,530,450
--------------------------------------------------------------------
Technology Capital Goods--0.7%
 18,800        Applied Materials, Inc.*                     928,250
 22,000        Harris Corp.                               1,674,750
--------------------------------------------------------------------
                                                          2,603,000
--------------------------------------------------------------------
Telecommunications--0.2%
 17,000        Tellabs, Inc.*                               700,188
--------------------------------------------------------------------
Textiles--1.1%
 22,500        Liz Claiborne, Inc.                          947,813
 33,200        Sara Lee Corp.                             1,311,400
 30,800        VF Corp.                                   2,048,200
--------------------------------------------------------------------
                                                          4,307,413
--------------------------------------------------------------------
Tire & Other Related Rubber Products--0.8%
 36,800        BF Goodrich Co.                            1,508,800
 29,800        Goodyear Tire & Rubber Co.                 1,624,100
--------------------------------------------------------------------
                                                          3,132,900
--------------------------------------------------------------------
Tobacco--1.7%
 55,600        Philip Morris Companies, Inc.              6,609,450
--------------------------------------------------------------------
Total Common Stocks
   (Cost $294,916,122)                                $ 385,205,653
====================================================================
Rights--0.9%
Insurance--0.2%
 9,400         MBIA, Inc.,* exp. 12/12/01             $     903,575
--------------------------------------------------------------------
Insurance-Life--0.4%
 36,400        Protective Life Corp.*, exp. 07/13/97      1,442,350
--------------------------------------------------------------------
Specialty Finance--0.3%
 19,100        Beneficial Corp.,* exp. 11/23/97           1,284,475
--------------------------------------------------------------------
Total Rights
   (Cost $2,826,759)                                  $   3,630,400
--------------------------------------------------------------------

Principal
Amount       Description                                     Value
====================================================================
U.S. Treasury Obligations--0.2%
$   841,000  U.S. Treasury Bill
             5.08%, 05/29/97/(b)/                     $     827,118
--------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $827,118)                                    $     827,118
--------------------------------------------------------------------
Repurchase Agreement--0.9%
$ 3,600,000  Joint Repurchase Agreement Account
             5.63%, 02/03/97                          $   3,600,000
--------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $3,600,000)                                  $   3,600,000
--------------------------------------------------------------------
Total Investments
   (Cost $302,169,999)/(a)/                           $ 393,263,171
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $  94,373,749
   Gross unrealized loss for investments in
      which cost exceeds value                           (3,489,045)
--------------------------------------------------------------------
   Net unrealized gain                                $  90,884,704
====================================================================


Futures Contracts open at January 31, 1997 are as follows:

                          Number of
                          Contracts     Settlement    Unrealized
Type                      Long/(c)/     Month         Gain
------------------------- ------------- ------------ ----------------
S&P 500 Stock Index            7        March 1997    $91,800


*  Non-income producing security.

/(a)/The aggregate cost for federal income tax purposes is $302,378,467.

/(b)/Portion of this security is being segregated as collateral for futures contracts.

/(c)/Each S&P 500 Stock Index represents $50,000 in notional par value. The total net notional amount and net market value at risk are $350,000 and $2,756,250, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund

--------------------------------------------------------------------------------
Objective and Investment Approach

        The Goldman Sachs Growth and Income Fund seeks long-term growth of capital and growth of income primarily through investments in a diversified portfolio of common stocks and other equity securities. The fund is managed with a value style, which means we focus on companies whose stocks we believe are inexpensive relative to their expected long-term earnings growth and their ability to pay dividends. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach. Though we are not sector investors, we closely monitor the fund's sector and industry exposures compared with the benchmark in an effort to avoid unintentional over- or underweightings.

Performance Review: The Fund Outperformed the Index...


------------------------------------- ----------------- -----------
                                         Fund Total
                                           Return        S&P 500
                                       (based on net      Total
                                        asset value)      Return
                                        -----------       ------
Class A  (1/31/96 - 1/31/97)*              28.42%         26.25%
Class B  (5/1/96 - 1/31/97)*               22.23%         22.18%
Institutional (6/3/96 - 1/31/97)*          20.77%         19.11%
Service (3/6/96 - 1/31/97)*                23.87%         22.20%
------------------------------------- ----------------- -----------

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B, Institutional and Service shares is a cumulative total return (not annualized) from their inceptions through the end of the period.

        The U.S. stock market continued to soar during the period under review, adding to the impressive performance recorded during the prior year. Most of the market's gains occurred during the latter half of the period, when equities rebounded strongly following a sharp correction in July.

        We are pleased to report that all of the fund's share classes outperformed the S&P 500 stock index during the past fiscal year. Most notably, its Class A shares returned 28.42% (at net asset value) versus 26.25% for the index. During the period, the fund increased its regular quarterly dividend.

 ...And Fared Very Well Relative to Its Peers

        We are proud to announce that for the three-year period ended January 31, 1997, the fund's Class A shares were rated "five stars" (out of 1,858 domestic equity funds) by Morningstar, Inc., an independent mutual fund rating agency. The "five star" designation is Morningstar's highest rating for historical risk-adjusted performance, and is given to mutual funds that Morningstar determines to be in the top 10% of their category.1

         In addition, the fund's Class A shares ranked within the top 10% of the Lipper growth and income category (53rd of 533) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B, Institutional and Service shares

-------------------------

1 Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 1/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. For the one-year period, the Class A shares received four stars and was rated among 2,990 domestic equity funds. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B, Institutional and Service shares have not been rated. Class B, Institutional and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
were not ranked because they did not exist during the full year.)

Financial, Technology and Energy Stocks Were Among the Fund's Best Performers

        The fund's outperformance came from successful stock selection in a wide range of industries, led by finance, its largest sector weighting at 18.0%. Technology and energy investments also did well. In addition, the fund benefited significantly from our decision to limit its exposure in the media and communication sector. Our concerns regarding increased competition between the local exchange and long-distance companies and high valuations in the sector proved to be on target.

        In the financial sector, top performers were BankAmerica Corp. and NationsBank Corp., the country's third and fourth largest banks, respectively. BankAmerica Corp. increased its focus on aggressive capital management, which resulted in its exiting unprofitable businesses and buying back some of its stock. NationsBank Corp. acquired Bank South Corp. and Boatmen's Bancshares, Inc., and investors began to realize the benefits of its cost structure due to its acquisitions over the past few years.

        Technology holdings that performed well included Intel Corp., the dominant microprocessor manufacturer, which was purchased when the sector was depressed due to concerns that the personal computer upgrade cycle had slowed. Intel quickly rebounded when investors recognized the advantages of its dominant market position, and we subsequently sold the stock when it reached our target price. We saw solid gains from Avnet, Inc., the second largest distributor of semiconductors and other electronic components, which we viewed as an inexpensive opportunity to participate in the growth of the technology sector.

        The fund was also well served by a number of its energy-related investments. Tosco Corp., an oil refiner and distributor, more than doubled in price as it continued to consolidate its market position through an ambitious acquisition strategy, and Texaco Inc. benefited from higher petroleum prices and a restructuring program that meaningfully improved profits.

        In addition, several holdings appreciated due to special situations. Our confidence in Long Island Lighting Co., a New York-based utility, which had been shunned by many other investors, was handsomely rewarded when the stock soared after Brooklyn Union Gas Co. made an attractive bid for the company in January. The fund also benefited when McDonnell Douglas Corp., one of our long-term positions, was acquired by Boeing Co. at a very favorable price. Sunbeam Corp., a leading consumer products company, met with an enthusiastic investor response to the aggressive restructuring program initiated by its new CEO.

Paper and Chemical Stocks Were Weak

        Disappointing performers included three companies impacted by overcapacity in their respective industries: Georgia-Pacific Corp. and Stone Container Corp., both manufacturers of paper products, and Geon Corp., a manufacturer of polyvinyl chloride. We continue to have confidence in these companies and expect their prospects to improve over time.

Additional Investments in a Variety of Sectors

        During the period, we added a number of new holdings. These included Dean Witter, Discover & Co., which we viewed as undervalued based on the potential of its broker-dealer/asset management business and its large Discover credit card business. In February 1997, Dean Witter, Discover & Co. announced its intention to merge with investment bank Morgan Stanley. We also invested in Unicom Corp., an electric utility that operates 12 nuclear units at six sites. Unicom generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund (continued)

--------------------------------------------------------------------------------

term prospects. Also notable was our decision to increase the fund's position in Tenet Healthcare Corp., a long-term holding, based on its prospects for improved efficiencies resulting from the integration of its acquisition of OrNda Healthcorp., a for-profit hospital chain.

Sales Included Several Financial and Technology Positions

           We sold several stocks after they appreciated and reached our price targets. These included Anheuser-Busch Co., Inc., the world's largest brewer, which reported strong earnings; Greenpoint Financial Corp., which benefited from increased investor appreciation of the value of its "no-documentation--low-documentation" mortgage franchise; and technology holdings Compaq Computer Corp. and Intel Corp.


--------------------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                      Percentage
                                                     of Total Net

 Company                       Line of Business         Assets
 Aetna Inc.                    Healthcare Service        3.3%
                                 Provider
 Tenet Healthcare Corp.        Hospitals                 3.3%
 Lear Corp.                    Autoparts/Original        3.0%
                                 Equipment
 Cigna Corp.                   Insurance                 2.9%
 Brunswick Corp.               Pleasure                  2.9%
                                 Boats/Marine
                                 Engines
 Dean Witter, Discover & Co.   Financial Services        2.8%
 Goodyear Tire & Rubber Co.    Tire and Rubber           2.8%
                                 Products
 Philip Morris Companies,      Tobacco and Food          2.7%
   Inc.                          Products
 Avnet, Inc.                   Electronic                2.7%
                                 Components
                                 Distributor
 BankAmerica Corp.             Commercial Bank           2.6%

--------------------------------------------------------------------

Outlook

           As we enter the seventh year of a bull market for U.S. equities, we view the market as moderately overvalued and therefore unlikely to match the strong return it achieved in 1996. In this environment, it is particularly noteworthy that the fund's holdings continue to be attractively valued even after last year's rally. Our focus on undervalued stocks and extensive fundamental research will continue to be extremely important in the more challenging market we anticipate ahead.


/s/ Ronald E. Gutfleish                                /s/ G. Lee Anderson
------------------------                               -------------------------
Ronald E. Gutfleish                                    G. Lee Anderson
Senior Portfolio Manager,                              Portfolio Manager,
U.S. Active Equity Value                               U.S. Active Equity Value



                                /s/ Eileen A. Aptman
                                --------------------
                                Eileen A. Aptman
                                Portfolio Manager,
                                U.S. Active Equity Value

March 3, 1997

-------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
January 31, 1997

-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                             Class A

                    [LINE GRAPH APPEARS HERE]

            GS Growth & Inc      GS Growth & Inc
               Class A              Class A
           (w/sales charge)     (no sales charge)     S&P 500
           ----------------     -----------------     -------
2/5/93         $ 9,450              $10,000           $10,000
1/31/94         10,686               11,308            11,073
1/31/95         11,110               11,757            11,132
1/31/96         14,716               15,573            15,436
1/31/97         18,911               20,012            19,501
                             Class B

                    [LINE GRAPH APPEARS HERE]

            GS Growth & Inc        GS Growth & Inc
               Class B                Class B
           (no redemp charge)     (w/redemp charge)    S&P 500
           ------------------     -----------------    -------
5/1/96        $10,000                $10,000           $10,000
1/31/97        12,223                 11,723            12,218

              Institutional

        [LINE GRAPH APPEARS HERE]

           GS Growth & Inc
         Institutional Class     S&P 500
         -------------------     -------
6/3/96        $10,000            $10,000
1/31/97        12,077             11,911

                 Service

        [LINE GRAPH APPEARS HERE]

           GS Growth & Inc
            Service Class     S&P 500
           ---------------    -------
3/6/96        $10,000         $10,000
1/31/97        12,387          12,220

                                    --------------------------------------------
                                              Average Annual Total Return
                                    --------------------------------------------
                                          One Year         Since Inception /(a)/
--------------------------------------------------------------------------------
Class A, no sales charge                   28.42%                  18.98%
--------------------------------------------------------------------------------
Class A, w/sales charge                    21.39%                  17.31%
--------------------------------------------------------------------------------
Class B, no redemption charge               N/A                    22.23% /(b)/
--------------------------------------------------------------------------------
Class B, w/redemption charge                N/A                    17.23% /(b)/
--------------------------------------------------------------------------------
Institutional Class                         N/A                    20.77% /(b)/
--------------------------------------------------------------------------------
Service Class                               N/A                    23.87% /(b)/
--------------------------------------------------------------------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on
      February 5, 1993, May 1, 1996, June 3, 1996 and March 6, 1996,
      respectively.

/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
January 31, 1997


-------------------------------------------------------------------

Shares           Description                                  Value
===================================================================
Common Stocks--93.2%

Airlines--3.2%
 96,100        AMR Corp.*                             $   7,736,050
 463,600       Continental Airlines, Inc.*               12,980,800
-------------------------------------------------------------------
                                                         20,716,850
-------------------------------------------------------------------
Appliance Manufacturer--1.9%
 440,900       Sunbeam Corp.                             12,234,975
-------------------------------------------------------------------
Auto/Original Equipment Manufacturer--3.0%
 512,800       Lear Corp.*                               19,165,900
-------------------------------------------------------------------
Auto/Vehicle--2.0%
 394,800       Ford Motor Co.                            12,682,950
-------------------------------------------------------------------
Banks--8.3%
 146,600       BankAmerica Corp.                         16,364,225
 64,900        Chase Manhattan Corp.                      6,003,250
 117,800       Fleet Financial Group Inc.                 6,361,200
 146,900       NationsBank Corp.                         15,865,200
 96,500        Republic of New York Corp.                 8,552,313
-------------------------------------------------------------------
                                                         53,146,188
-------------------------------------------------------------------
Chemicals-Commodity--2.0%
 439,800       Geon Co.                                   8,246,250
 97,400        Union Carbide Corp.                        4,419,525
-------------------------------------------------------------------
                                                         12,665,775
-------------------------------------------------------------------
Defense--3.4%
 225,100       McDonnell Douglas Corp.                   15,137,975
 79,800        Northrop Grumman Corp.                     6,234,375
 6,300         Thiokol Corp.                                352,800
-------------------------------------------------------------------
                                                         21,725,150
-------------------------------------------------------------------
Department Stores--1.6%
 207,700       Sears Roebuck & Co.                        9,969,600
-------------------------------------------------------------------
Electric Utilities--5.1%
 95,100        CMS Energy Corp.                           3,185,850
 641,400       Long Island Lighting Co.                  14,591,850
 632,300       Unicom Corp.                              14,938,088
-------------------------------------------------------------------
                                                         32,715,788
-------------------------------------------------------------------
Food--2.8%
 582,200       Chiquita Brands International, Inc.        8,514,675
 58,400        Unilever Inc.                              9,606,800
-------------------------------------------------------------------
                                                         18,121,475
-------------------------------------------------------------------
Forest Products--1.9%
 161,500       Georgia Pacific Corp.                     11,890,438
-------------------------------------------------------------------
Health Suppliers/Services--2.0%
 280,800       Baxter International, Inc.                12,951,900
-------------------------------------------------------------------
Healthcare Management--6.6%
 266,400       Aetna Inc.                                21,045,600
 768,500       Tenet Healthcare Corp.*                   20,749,500
-------------------------------------------------------------------
                                                         41,795,100
-------------------------------------------------------------------
Home Builders--3.1%
 232,800       Centex Corp.                               9,079,200
 388,500       Lennar Corp.                              10,343,813
-------------------------------------------------------------------
                                                         19,423,013
-------------------------------------------------------------------
Insurance-Life--4.3%
 123,600       Cigna Corp.                               18,740,850
 166,200       Lincoln National Corp.                     8,912,475
-------------------------------------------------------------------
                                                         27,653,325
-------------------------------------------------------------------
Insurance-Property & Casualty--1.4%
 16,100        Integon Corp.                                223,388
 237,600       Partner Re Holding Ltd.                    8,434,800
-------------------------------------------------------------------
                                                          8,658,188
-------------------------------------------------------------------
Integrated Oil--4.8%
 121,400       Atlantic Richfield Co.                    16,055,150
 138,900       Texaco, Inc.                              14,706,038
-------------------------------------------------------------------
                                                         30,761,188
-------------------------------------------------------------------
Logistics/Rails--1.8%
 415,700       Canadian Pacific Ltd.                     11,275,863
-------------------------------------------------------------------
Logistics/Trucking--2.0%
 512,100       Consolidated Freightways, Inc.            12,994,538
-------------------------------------------------------------------
Oil Refining & Marketing--3.6%
 187,700       Ashland Inc.                               8,094,563
 166,800       Tosco Corp.                               14,761,800
-------------------------------------------------------------------
                                                         22,856,363
-------------------------------------------------------------------
Packaging--2.5%
 661,600       Owens Illinois Corp.*                     15,713,000
-------------------------------------------------------------------
Recreational Products--2.9%
 724,800       Brunswick Corp.                           18,210,600
-------------------------------------------------------------------
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------



-------------------------------------------------------------------

Shares           Description                                  Value
-------------------------------------------------------------------
Common Stocks (continued)
Security and Commodity Brokers, Dealers and Services--1.0%
 195,900       Lehman Brothers Holdings, Inc.         $   6,195,338
-------------------------------------------------------------------
Semiconductors & Electronics--2.7%
 275,100       Avnet, Inc.                               17,021,813
-------------------------------------------------------------------
Software--1.1%
 214,300       Autodesk, Inc.                             6,777,238
-------------------------------------------------------------------
Specialty Finance--2.8%
 470,200       Dean Witter Discover & Co.                17,926,375
-------------------------------------------------------------------
Steel--1.6%
 251,600       AK Steel Holding Corp.                    10,126,900
-------------------------------------------------------------------
Supermarkets--3.4%
 726,500       Fleming Companies, Inc.                   11,714,813
 316,700       Supervalu, Inc.                            9,778,113
-------------------------------------------------------------------
                                                         21,492,926
-------------------------------------------------------------------
Textiles--2.4%
 374,400       Fruit of The Loom, Inc.*                  15,022,800
-------------------------------------------------------------------
Tire & Other Related Rubber Products--2.8%
 320,900       Goodyear Tire & Rubber Co.                17,489,050
-------------------------------------------------------------------
Tobacco--5.2%
 63,700        Loews Corp.                                6,298,338
 144,700       Philip Morris Companies, Inc.             17,201,204
 187,480       RJR Nabisco, Inc.                          6,139,970
 115,600       Universal Corp.                            3,583,600
-------------------------------------------------------------------
                                                         33,223,112
-------------------------------------------------------------------
Total Common Stocks
   (Cost $465,569,279)                                $ 592,603,719
===================================================================
Preferred Stocks--0.6%
Food--0.3%
 44,600        Chiquita Brands International, Inc.
               Convertible, 5.75%                     $   2,073,900
-------------------------------------------------------------------
Tobacco--0.3%
 287,100       RJR Nabisco, Inc., Class C 9.25%           1,902,038
-------------------------------------------------------------------
Total Preferred Stocks
   (Cost $3,843,410)                                  $   3,975,938
===================================================================
Rights--2.0%
Forest Products--1.2%
 579,100       Stone Container Corp.,* exp.
               08/08/98                               $   7,817,850
-------------------------------------------------------------------
Technology Capital Goods--0.8%
 166,300       Teradyne, Inc.,* exp. 03/26/00             5,134,513
-------------------------------------------------------------------
Total Rights
   (Cost $13,294,493)                                 $  12,952,363
===================================================================
Repurchase Agreements--4.2%
-------------------------------------------------------------------
$ 26,800,000  Joint Repurchase Agreement Account
              5.63%, 02/03/97                         $  26,800,000
-------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $26,800,000)                                 $  26,800,000
===================================================================


Contracts         Description                              Value
===================================================================
Options*--0.4%
 1,340         S & P 500 Index Put, Strike 750
               exp. 06/97                             $   2,244,500
 1,439         S & P 500 Index Put, Strike 700
               exp. 03/97                                   377,738
-------------------------------------------------------------------
Total Options
   (Cost $4,105,525)                                  $   2,622,238
===================================================================
Total Investments
   (Cost $513,612,707)/(a)/                           $ 638,954,258
===================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
      value exceeds cost                               $136,933,045
   Gross unrealized loss for investments in which
      cost exceeds value                                (11,607,531)
-------------------------------------------------------------------
 Net unrealized gain                                   $125,325,514
===================================================================

*    Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $513,628,744. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

    The Goldman Sachs Capital Growth Fund seeks long-term growth of capital primarily through investments in a portfolio of large-capitalization stocks. We use extensive fundamental research to identify companies in a diversified range of industries that we believe offer attractive growth potential at a reasonable price.

    The fund's investment management team believes that wealth is created through the long-term ownership of growing businesses. As such, we view each stock purchase as if we were buying the entire business. To implement this investment strategy, we focus on growing companies with characteristics such as strong brand franchises, dominant market share, recurring revenue, product pricing flexibility, long product life cycles, high returns on invested capital, high profit margins, strong free cash flow, excellent management and favorable long-term prospects. Finally, we will buy a stock meeting our rigorous criteria only if it trades at a reasonable discount to the company's intrinsic value.

Performance Review:  Fund Achieved Strong Results

--------------------------------------------------------------------
                                     Fund Total Return    S&P 500
                                       (based on net       Total
                                        asset value)       Return
                                        -----------        ------
 Class A  (1/31/96 - 1/31/97)*             25.97%          26.25%
 Class B  (5/1/96 - 1/31/97)*              19.39%          22.18%
--------------------------------------------------------------------

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

    During the 12-month period ended January 31, 1997, the fund's Class A shares achieved a total return of approximately 26%, in line with the S&P 500 stock index, reflecting the robust equity market, particularly during the second half of the period. The fund's Class B shares also achieved strong absolute results; however, a partial year of only nine months is obviously too short a time frame to meaningfully measure long-term performance.

    We are pleased to report that for the five-year period ended January
31, 1997, the fund's Class A shares were rated "four stars" (out of 1,072 domestic equity funds) by Morningstar, Inc., an independent mutual fund rating agency./1/ In addition, the fund's Class A shares fared well versus its peers in the Lipper growth fund category, placing in the top third (187th out of 685) for the 12-month period and in the top quartile (56th out of 263) for the five-year period, as of January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B shares.)

Top Performers Included Financial, Technology and Defense Stocks

    The fund's best performers during the period came from a variety of sectors, particularly financial services (20.4% of the portfolio), technology (9.1%) and defense/aerospace (3.2%).

 .   Top performers in the financial sector included MBNA Corp. and First USA
Inc., the nation's third and fourth largest credit card issuers, respectively, which both reported better than expected earnings and loan growth. In

--------
/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 1/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Class A shares received three stars for both the three- and one-year periods. The Class A shares were rated among 1,858 and 2,990 domestic equity funds for the three- and one-year periods, respectively. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B shares have not been rated. Class B shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

addition, these companies benefited from continuing industry consolidation, with First USA performing particularly well after Banc One announced that it was acquiring the company. Two of the fund's commercial bank holdings, BankAmerica Corp. and NationsBank Corp., appreciated due to successful cost cutting, strong earnings growth and aggressive capital management, and PartnerRe Holding Ltd., a worldwide provider of catastrophe reinsurance, rose on strong earnings.

 .    Several of our technology holdings also performed well. During the first half of the period, we increased the fund's positions in Intel Corp., the dominant microprocessor manufacturer, and Compaq Computer Corp., the world's largest manufacturer of personal computers, when their prices slumped because of concerns regarding slowing computer sales. This strategy significantly contributed to the fund's performance when computer sales were stronger than expected. We subsequently sold Compaq Computer when it reached our target price but continue to hold Intel, which more than tripled in price during the period.

 .    Consolidation in the defense industry helped two of the fund's long-
standing investments in that sector. McDonnell Douglas Corp. climbed over 50% after the announcement of its proposed merger with Boeing Co., and Northrop Grumman Corp. was buoyed by its purchase of Westinghouse Electric Corp.'s defense electronics businesses.

Specific Paper, Airline and Insurance Stocks Lagged

     Not all of the fund's holdings fulfilled our expectations. For example, Georgia-Pacific Corp., a manufacturer of paper products, suffered from an industry oversupply and a consequent decline in paper and pulp prices; AMR Corp., the holding company of American Airlines, was impacted by concerns regarding competition from discount carriers; and Integon Corp., a provider of automobile insurance, experienced a higher than expected increase in claims and lower earnings.

New Additions in Consumer Product Companies and Pharmaceuticals

     During the period, we initiated several positions that reflect our new emphasis on large-capitalization stocks with world-class franchises and/or strong brand names. For example, we added Procter & Gamble Co., one of the strongest marketers in the U.S. with a stable of brand name products, many of which hold number one or number two positions in their respective markets. Over the past decade, the company has achieved steady growth in revenues and earnings, exactly the type of consistent operating history that we favor. Another recent investment was Coca-Cola Co., a world-class company with four of the five leading carbonated soft drinks -- Coca-Cola, Diet Coke, Sprite and Fanta. With 80% of its business coming from abroad, we expect Coca-Cola's long-term earnings growth to continue as it further penetrates the emerging markets of China, India, Latin America, Southeast Asia, Eastern Europe and Russia.

     Other new positions included pharmaceutical companies Bristol-Myers
Squibb Co., Johnson & Johnson Co. and Pfizer, Inc., which are attractive because of their strong new product flow, huge free cash flow, earnings growth and essentially net debt-free balance sheets. We believe these companies are positioned to be major beneficiaries as the baby boomers age and require more health-related products and services over the coming decades.

Sales Included Several Investments in Cyclical Industries

     During the period, we sold Kirby Corp. and Trinity Industries after we lost confidence in their managements' attempts to improve their competitive positions, and cyclical stocks such as Quanex Corp. and Harnischfeger Industries, Inc. after they were unable to improve their profitability in difficult industry conditions. In contrast, we sold the fund's long-held position in Millipore Corp., an industrial filter producer, after it reached our target price.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund (continued)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 10 Portfolio Holdings as of January 31, 1997

                                                        Percentage
                                                         of Total
 Company                       Line of Business         Net Assets
 First USA, Inc.               Financial Services          4.5%
 Intel Corp.                   Semiconductors and          4.3%
                                 Electronics
 NationsBank Corp.             Commercial Bank             3.4%
 Aetna Inc.                    Healthcare                  3.4%
                                 Management
 Texaco Inc.                   International               3.3%
                                 Integrated Oil
                                 Company
 BankAmerica Corp.             Commercial Bank             3.2%
 Tenet Healthcare Corp.        Hospitals                   3.0%
 Philip Morris Companies,      Tobacco and Food            3.0%
   Inc.                          Products
 Baxter International, Inc.    Medical Supplies            2.9%
 PartnerRe Ltd.                Insurance                   2.7%
--------------------------------------------------------------------

Outlook

           We believe that the global political and economic environments will continue to remain favorable for the financial markets. In our opinion, the outlook for the U.S. stock market is attractive, as we expect it to continue to benefit from low inflation, moderate growth and high levels of consumer confidence. In addition, we anticipate that the equity market will continue to be buoyed as baby boomers increase their savings and 401(k) investment plans grow. To enhance the fund's ability to benefit from the positive investing climate, we expect to continue to diversify the portfolio among industry sectors and increase its holdings of large-cap stocks, with the intention of both providing favorable long-term returns and reducing portfolio risk.

           We want to emphasize that investing is a marathon, not a sprint. Notwithstanding the excellent performance the fund has recently experienced, we have a long-term investment horizon. In a nutshell, we hope to be able to purchase great companies with attractive business characteristics and favorable long-term outlooks, and then patiently hold them for an extended period of time so that their growth compounds.


/s/ Herbert E. Ehlers

Herbert E. Ehlers
Senior Portfolio Manager,
U.S. Active Equity Growth


/s/ Robert G. Collins

Robert G. Collins
Portfolio Manager,

U.S. Active Equity Growth


/s/ Gregory H. Ekizian

Gregory H. Ekizian
Portfolio Manager,
U.S. Active Equity Growth

March 3, 1997

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund
January 31, 1997

-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                           [LINE GRAPH APPEARS HERE]

                           GS Capital Growth    GS Capital Growth
                               Class A              Class A
                           (w/sales charge)     (no sales charge)    S&P 500
                           -----------------    -----------------    -------
4/20/90                         9,450                 10,000          10,000
1/31/91                         9,529                 10,084          10,552
1/31/92                        12,322                 13,040          12,946
1/31/93                        14,542                 15,388          14,316
1/31/94                        16,998                 17,987          16,160
1/31/95                        16,254                 17,200          16,246
1/31/96                        21,203                 22,437          22,528
1/31/97                        26,726                 28,282          28,460

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                              GS Capital Growth   GS Capital Growth
                                   Class B             Class B
                             (no redemp. charge)  (w/redemp. charge)  S&P 500
                             -------------------  ------------------  -------
5/1/96                            $10,000              $10,000        $10,000
1/31/97                            11,939               11,439         12,218

                                ----------------------------------------------
                                           Average Annual Total Return
                                ----------------------------------------------
                                  One Year     Five Year  Since Inception/(a)/
------------------------------------------------------------------------------
Class A, no sales charge           25.97%        16.73%        16.54%
------------------------------------------------------------------------------
Class A, w/sales charge            19.04%        15.42%        15.57%
------------------------------------------------------------------------------
Class B, no redemption charge       N/A           N/A          19.39%/(b)/
------------------------------------------------------------------------------
Class B, w/redemption charge        N/A           N/A          14.39%/(b)/
------------------------------------------------------------------------------

/(a)/Class A and Class B shares commenced operations on April 20, 1990 and
     May 1, 1996, respectively.
/(b)/An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Capital Growth Fund
January 31, 1997

--------------------------------------------------------------------


--------------------------------------------------------------------

Shares           Description                                   Value
====================================================================
Common Stocks--98.9%
Advertising & Marketing--1.8%
 888,900         Valassis Communications, Inc.*       $  16,333,538
--------------------------------------------------------------------
Airlines--1.5%
 176,500         AMR Corp.*                              14,208,250
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--1.6%
 391,900         Lear Corp.*                             14,647,262
--------------------------------------------------------------------
Banks--6.6%
 263,700         BankAmerica Corp.                       29,435,512
 291,500         NationsBank Corp.                       31,482,000
--------------------------------------------------------------------
                                                         60,917,512
--------------------------------------------------------------------
Beverages--2.1%
 155,100         Coca Cola Co.                            8,976,413
 293,800         Pepsico, Inc.                           10,246,275
--------------------------------------------------------------------
                                                         19,222,688
--------------------------------------------------------------------
Commercial Services--0.9%
 226,500         Ecolab Inc.                              8,380,500
--------------------------------------------------------------------
Communications Technology--1.7%
 290,860         Lucent Technologies, Inc.               15,779,155
--------------------------------------------------------------------
Construction/Environmental Services--2.0%
 497,500         WMX Technologies, Inc.                  18,220,938
--------------------------------------------------------------------
Consumer Staples--4.0%
 150,800         Avon Products Inc.                       9,462,700
 109,000         Gillette Co.                             8,883,500
 160,940         Procter & Gamble Co.                    18,588,570
--------------------------------------------------------------------
                                                         36,934,770
--------------------------------------------------------------------
Defense--3.2%
 226,800         McDonnell Douglas Corp.                 15,252,300
 187,500         Northrop Grumman Corp.                  14,648,438
--------------------------------------------------------------------
                                                         29,900,738
--------------------------------------------------------------------
Electric Utilities--1.6%
 669,400         Long Island Lighting Co.                15,228,850
--------------------------------------------------------------------
Electrical Equipment Manufacturer--1.0%
 89,400          General Electric Co.                     9,208,200
--------------------------------------------------------------------
Electronics & Semiconductors--1.5%
 219,700         Avnet Inc.                              13,593,937
--------------------------------------------------------------------
Food--1.8%
 186,500         Nabisco Holdings Corp.                   7,133,625
 160,480         William Wrigley Jr. Co.                  9,327,900
--------------------------------------------------------------------
                                                         16,461,525
--------------------------------------------------------------------
Forest Products--2.2%
 273,500         Georgia Pacific Corp.                   20,136,437
--------------------------------------------------------------------
Health Suppliers/Services--8.4%
 589,600         Baxter International, Inc.              27,195,300
 477,500         Fisher Scientific International, Inc.   20,950,312
 176,400         Johnson & Johnson                       10,165,050
 277,600         Perkin-Elmer Corp.                      19,397,300
--------------------------------------------------------------------
                                                         77,707,962
--------------------------------------------------------------------
Healthcare Management--8.5%
 395,760         Aetna Inc.                              31,265,040
 487,650         Columbia HCA Healthcare                 19,262,175
 1,021,400       Tenet Healthcare Corp.*                 27,577,800
--------------------------------------------------------------------
                                                         78,105,015
--------------------------------------------------------------------
Hotels & Restaurants--1.0%
 169,720         Marriott International, Inc.             9,016,375
--------------------------------------------------------------------
Information Management--1.9%
 241,000         First Data Corp.                         8,676,000
 135,670         Reuters Holdings Corp. ADR               8,665,921
--------------------------------------------------------------------
                                                         17,341,921
--------------------------------------------------------------------
Insurance-Property and Casualty--3.2%
 356,650         Integon Corp.                            4,948,519
 703,800         PartnerRe Holding Ltd.                  24,984,900
--------------------------------------------------------------------
                                                         29,933,419
--------------------------------------------------------------------
Integrated Oil--6.7%
 68,700          Amoco Corp.                              5,976,900
 52,700          Atlantic Richfield Co.                   6,969,575
 90,900          Mobil Corp.                             11,930,625
 41,200          Royal Dutch Petroleum ADR                7,148,200
 284,800         Texaco, Inc.                            30,153,200
--------------------------------------------------------------------
                                                         62,178,500
--------------------------------------------------------------------
Logistics/Rails--1.6%
 556,900         Canadian Pacific Ltd.                   15,105,912
--------------------------------------------------------------------


--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

Shares           Description                                  Value
--------------------------------------------------------------------
Common Stocks (continued)
Media Content--4.6%
 166,200         Gaylord Entertainment Co.            $   4,258,875
 261,800         Knight Ridder, Inc.                     10,046,575
 530,700         Telecommunication Liberty
                 Media Group*                            10,083,300
 237,610         Time Warner Inc.                         9,147,985
 130,400         Walt Disney Co.                          9,551,800
--------------------------------------------------------------------
                                                         43,088,535
--------------------------------------------------------------------
Packaging--1.6%
 614,000         Owens Illinois Corp.*                   14,582,500
--------------------------------------------------------------------
Pharmaceuticals--2.3%
 90,500          Bristol Myers Squibb                    11,493,500
 104,300         Pfizer, Inc.                             9,686,863
--------------------------------------------------------------------
                                                         21,180,363
--------------------------------------------------------------------
Retail Trade--1.0%
 222,600         Walgreen Co.                             9,154,425
--------------------------------------------------------------------
Retail-Department Stores--2.1%
 658,400         Dillard Department Stores, Inc.         19,669,700
--------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--2.0%
 571,000         Lehman Brothers Holdings, Inc.          18,057,875
--------------------------------------------------------------------
Semiconductors & Electronics--4.3%
 247,000         Intel Corp.                             40,075,750
--------------------------------------------------------------------
Specialty Finance & Agency--8.6%
 345,300         Federal National Mortgage Assn.         13,639,350
 828,200         First USA, Inc.                         41,927,625
 683,925         MBNA Corp.                              23,595,413
--------------------------------------------------------------------
                                                         79,162,388
--------------------------------------------------------------------
Specialty Retail--1.0%
 311,900         Service Corp. International              9,045,100
--------------------------------------------------------------------
Technology Capital Goods--1.5%
 286,400         Applied Materials Inc.*                 14,141,000
--------------------------------------------------------------------
Tire & Other Related Rubber Products--2.1%
 362,400         Goodyear Tire & Rubber Co.              19,750,800
--------------------------------------------------------------------
Tobacco--3.0%
 229,400         Philip Morris Companies, Inc.           27,269,925
--------------------------------------------------------------------
Total Common Stocks
   (Cost $661,066,240)                                $ 913,741,765
--------------------------------------------------------------------
--------------------------------------------------------------------
 Principal
 Amount        Description                                     Value
====================================================================
 Repurchase Agreement--2.0%
 $18,300,000   Joint Repurchase Agreement Account
               5.63%, 02/03/97                        $  18,300,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $18,300,000)                                 $  18,300,000
--------------------------------------------------------------------
Total Investments
   (Cost $679,366,240)(a)                             $ 932,041,765
--------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $ 255,377,138
   Gross unrealized loss for investments in
      which cost exceeds value                           (3,163,091)
--------------------------------------------------------------------
   Net unrealized gain                                $ 252,214,047
====================================================================

 *  Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $679,827,718.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
----------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund

----------------------------------------------------------------------

Objective and Investment Approach

           The Goldman Sachs Small Cap Equity Fund's objective is long-term capital appreciation, primarily through investments in equity securities of U.S. companies with market capitalizations of $1 billion or less. The fund is managed using a "business value" approach to investing, which means we look for attractive companies with high or improving returns on capital that we believe can achieve solid, sustainable growth, as well as generate free cash after investing for future growth. This approach differs markedly from many emerging growth small-cap funds that invest in companies with high price-to-earnings multiples solely on the basis of rapid, but frequently unsustainable, growth rates. Using our own rigorous fundamental research, which includes meeting with a company's management and examining a company's competitors, customers and suppliers, we build the fund's portfolio one stock at a time.

Performance Review:  Class A Shares Outperformed the Benchmark and the S&P 500


--------------------------------------------------------------------
                                    Fund Total Return    Russell
                                      (based on net    2000 Total
                                       asset value)       Return
                                       -----------        ------
 Class A  (1/31/96 - 1/31/97)*            27.28%          18.95%
 Class B  (5/1/96 - 1/31/97)*              5.39%           7.32%
--------------------------------------------------------------------

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

        During the period under review, small-cap stocks achieved strong returns but still underperformed large-cap stocks. Small-caps began the period on a strong note, outpacing large-caps from February through May, then gave up their early lead during June and July when the market experienced a sharp correction. While both large-cap and small-cap stocks sold off, small-caps were particularly hard hit. During the latter half of the period, the market surged to record highs, but small-caps trailed their larger peers as investors rushed to participate in the rising market, but hedged their bets by sticking with the largest, most liquid stocks.

        Despite the small-cap sector's waning momentum, we are pleased to report that the fund's Class A shares returned 27.28% (at net asset value), outperforming both its benchmark, the Russell 2000 index (18.95%), and the large-cap S&P 500 stock index (26.25%). In addition, the fund's Class A shares placed in the top third of the Lipper small-company growth fund category (ranking 129th out of 394) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B shares.) The fund's Class B shares also achieved positive returns, but did not fare as well because their inception coincided with the start of a more difficult market environment for small-cap stocks.

        The fund's performance was especially strong during the first half of the period, when a number of its long-held investments performed well. These positions included some companies that had experienced temporary difficulties and rebounded on improving fundamentals, as well as companies that had been relatively undiscovered and garnered increased investor awareness due to continued strong earnings gains. The fund also performed better than the broader market during the summer correction, when expensive, momentum-type stocks were hit harder than those with inexpensive valuations, which the fund typically emphasizes. In contrast, during the second half of the period, stocks with momentum characteristics rebounded, while the types of stocks that the fund stresses did not perform as strongly. In addition, the fund experienced price corrections in several holdings due to earnings volatility.

        The fund's top performers during the period came from a wide variety of industries, with Black Box Corp. and Morningstar Group, Inc. contributing significantly to overall results. Black Box Corp., a catalog marketer of

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
communications and networking products, was the fund's largest holding in the beginning of the period and climbed substantially as it continued to achieve record revenues and profits due to successful direct marketing efforts and new product introductions. The position in Black Box was then sold after it reached our target price. Morningstar Group, Inc., a manufacturer of specialty foods, was the fund's eighth largest holding at the start of the period and nearly tripled in price when it consolidated its market position through internal growth, new product introductions and several attractive acquisitions. The fund has held Morningstar Group for over four years; it is a good example of our willingness to hold strong businesses until the market recognizes their true value.

        Other strong performers included American Safety Razor Co., the leading U.S. manufacturer of private-brand and value-priced shaving blades, which benefited from internal profit enhancement efforts and particularly strong sales of its branded and private-label shaving and personal care products; Movado Group, Inc., the owner of the Movado, Concord and Esquire watch brands, which rebounded due to significant sales growth, new licensing agreements and increased analyst coverage; J. Baker, Inc., a diversified retailer of footwear and apparel, which announced its intention to sell its shoe division in order to focus its resources on its successful "Casual Male Big & Tall" stores; and Nimbus CD International, Inc., a CD and CD-ROM manufacturer that we sold after it rose sharply due to high investor expectations of future DVD (digital video disk) demand. Finally, several financial holdings performed well, such as Horace Mann Educators Co., a provider of property, casualty and life insurance for the educator market, and Terra Nova Bermuda Holdings, a worldwide provider of property casualty insurance and reinsurance.

        Not all of the fund's holdings fulfilled our expectations. Several stocks were hurt by disappointing earnings, although we continue to believe in their long-term prospects. For example, Landstar System, Inc. experienced weakness when the restructuring of its trucking operations from a fixed cost to a variable cost business took longer than expected. In addition, Central Maine Power Co. was impacted by uncertainty in the regulatory environment, and Alpine Lace Brands, Inc., a developer and marketer of cheese products, declined due to an increase in commodity cheese prices. We took advantage of lower prices and increased the fund's positions in all three stocks. In contrast, we liquidated two other underperformers, Musicland Stores Corp. and Levitz Furniture Inc., because their fundamental businesses continued to deteriorate.

Recent Additions

        During the period, we initiated a number of positions that have already contributed to performance. These included Linens 'N Things, Inc., a retailer of home accessories, which was attractively valued versus its key competitor, Bed, Bath and Beyond, and has significant store expansion and margin improvement potential, and Sun Healthcare Group, Inc., a well-managed owner/operator of nursing homes with attractive long-term growth potential. Though Sun Healthcare Group has been temporarily impacted by a government investigation of one of its subsidiaries, we believe this issue is fully reflected in the current stock price. In the technology sector, we added DecisionOne Holdings Corp., the leading independent provider of computer hardware and maintenance support services to U.S. companies. We intend to continue to focus on technology-related service providers and distributors that we believe are positioned to benefit from the expected long-term growth of the sector but are not dependent on the success of any single product or service.

        Other new investments were APS Holding Corp., a distributor of automotive parts, which was depressed by industry- and company-specific issues that we believe to be temporary, and Friedman's, Inc., a retailer of inexpensive jewelry with significant expansion potential and a very low-cost operating strategy. We also added two specialty insurance companies, SCPIE Holdings, Inc. and Symon's International Group, Inc.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund (continued)

--------------------------------------------------------------------------------
Sales Included Several Financial Holdings

        The fund sold several stocks after they appreciated and reached our target prices. These included a number of financial holdings, such as Greenpoint Financial Corp., the leading national lender of "no-documentation--low-documentation" mortgages; Dime Bancorp, Inc., the fifth largest thrift in the U.S.; and Western National Corporation, a marketer of annuity products.


--------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                     Percentage of
                                                       Total Net
 Company                        Line of Business         Assets
 Movado Group, Inc.             Luxury and                5.6%
                                  Affordable Watch
                                  Distributor

 DecisionOne Holdings Corp.     Computer Support          4.9%
                                  Provider

 Sun Healthcare Group, Inc.     Healthcare Services       3.9%
 APS Holding Corp.              Automotive Parts          3.6%
                                  Distributor

 Mariner Health Group, Inc.     Healthcare Services       3.6%
 Groupe AB                      Television                3.5%
                                  Programming
                                  Distributor

 Friedman's, Inc.               Jewelry Retailer          3.5%
 J. Baker, Inc.                 Specialty Apparel         3.5%
 Heritage Media Corp.           Marketing Services        3.4%
                                  Provider
 Linens 'N Things, Inc.         Home Products             3.1%
                                  Retailer
--------------------------------------------------------------------

Outlook

        One of the key factors that will affect equity performance during 1997 will be the continuation of the favorable economic environment of moderate growth and low inflation, which would ensure that both the corporate earnings outlook and the interest rate climate remain hospitable. Small-capitalization stocks as a group currently appear undervalued relative to large-cap stocks and to their own expected earnings potential. We believe that corporate earnings growth will slow somewhat in 1997, and to the extent that smaller companies can achieve better earnings growth than larger companies, they should perform relatively well. The performance of small-caps will particularly depend on investors broadening their focus from the largest, most liquid stocks to smaller, less widely followed issues. We are optimistic regarding the fund's future performance based on the strong earnings growth and the free cash flow we expect from many of our top holdings, as well as from new investments.

/s/ Paul D. Farrell

Paul D. Farrell
Senior Portfolio Manager,
U.S. Active Equity Value

/s/ Matthew B. McLennan

Matthew B. McLennan
Assistant Portfolio Manager,
U.S. Active Equity Value

/s/ Timothy G. Ebright

Timothy G. Ebright
Portfolio Manager,
U.S. Active Equity Growth

March 3, 1997

--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund
January 31, 1997


-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 Index ("S&P 500") and the Russell 2000) are shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                           [LINE GRAPH APPEARS HERE]

               GS Small Cap Class A   GS Small Cap Class A            Russell
                 (w/sales charge)       (no sales charge)    S&P 500    2000
               --------------------   ---------------------  -------  -------
10/22/92            $ 9,450                  10,000          $10,000  $10,000
 1/31/93             11,138                  11,786           10,655   11,733
 1/31/94             14,494                  15,337           12,027   13,914
 1/31/95             11,953                  12,649           12,091   13,078
 1/31/96             12,813                  13,559           16,768   17,010
 1/31/97             16,320                  17,270           21,183   20,242

                                    Class B

                           [LINE GRAPH APPEARS HERE]

               GS Small Cap Class B  GS Small Cap Class B            Russell
               (no redemp. charge)    (w/redemp. charge)    S&P 500   2000
               --------------------  --------------------   -------  -------
5/1/96              $10,000               $10,000           $10,000  $10,000
1/31/97              10,539                10,039            12,218   10,732

                                  -----------------------------------------
                                        Average Annual Total Return
                                  -----------------------------------------
                                       One Year        Since Inception/(a)/
  -------------------------------------------------------------------------
  Class A, no sales charge              27.28%                13.61%
  -------------------------------------------------------------------------
  Class A, w/sales charge               20.27%                12.12%
  -------------------------------------------------------------------------
  Class B, no redemption charge           N/A                  5.39%/(b)/
  -------------------------------------------------------------------------
  Class B, w/redemption charge            N/A                  0.39%/(b)/
  -------------------------------------------------------------------------

/(a)/ Class A and Class B shares commenced operations on October 22, 1992 and May 1, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund
January 31, 1997

--------------------------------------------------------------------



Shares           Description                                  Value
====================================================================
Common Stocks--92.5%
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--3.6%
 777,200         APS Holding Corp.*                   $   7,869,150
--------------------------------------------------------------------
Commercial Products--2.4%
 211,000         Figgie International, Inc. Class A*      2,611,125
 231,400         Figgie International, Inc. Class B*      2,487,550

--------------------------------------------------------------------
                                                          5,098,675
--------------------------------------------------------------------
Commercial Services--1.0%
 539,200         Opinion Research Corp.*                  2,022,000
--------------------------------------------------------------------
Computers & Peripherals--7.5%
 598,700         DecisionOne Holdings Corp.*             10,477,250
 467,100         Multiple Zones International, Inc.*      5,605,200

--------------------------------------------------------------------
                                                         16,082,450
--------------------------------------------------------------------
Consumer Staples--3.8%
 270,700         American Safety Razor Co.*               3,958,987
 389,400         Spartech Corp.                           4,234,725
--------------------------------------------------------------------
                                                          8,193,712
--------------------------------------------------------------------
Electric Utilities--2.2%
 433,900         Central Maine Power Co.                  4,827,137
--------------------------------------------------------------------
Electrical Equipment--2.3%
 240,100         Carbide/Graphite Group*                  5,012,087
--------------------------------------------------------------------
Food--2.3%
 374,600         Alpine Lace Brands, Inc.*                2,341,250
 109,000         Morningstar Group, Inc.*                 2,588,750
--------------------------------------------------------------------
                                                          4,930,000
--------------------------------------------------------------------
Healthcare Management--9.0%
 20,100          Health Systems International, Inc.*        520,088
 798,000         Mariner Health Group, Inc.*              7,780,500
 517,100         Sun Healthcare Group, Inc.*              8,402,875
 146,200         Trigon Healthcare, Inc.*                 2,595,050
--------------------------------------------------------------------
                                                         19,298,513
--------------------------------------------------------------------
Home Furnishing & Services--2.9%
 221,500         Congoleum Corp.*                         3,156,375
 160,900         Synthetic Industries, Inc.*              3,036,988
--------------------------------------------------------------------
                                                          6,193,363
--------------------------------------------------------------------
Insurance Specialty--1.6%
 63,100          Old Republic International Corp.         1,695,812
 83,900          Scpie Holdings, Inc.*                    1,761,900
--------------------------------------------------------------------
                                                          3,457,712
--------------------------------------------------------------------
Insurance-Life--0.3%
 36,000          AmerUs Life Holdings, Inc.*                711,000
--------------------------------------------------------------------
Insurance-Property and Casualty--6.0%
 50,500          Horace Mann Educators Co.                2,158,875
 206,500         IPC Holdings Ltd.                        4,943,094
 92,200          Symons International Group*              1,475,200
 215,800         Terra Nova Bermuda Holdings              4,262,050
--------------------------------------------------------------------
                                                         12,839,219
--------------------------------------------------------------------
Leisure--1.0%
 210,700         Trump Hotels & Casino Resorts,
                 Inc.*                                    2,212,350
--------------------------------------------------------------------
Media Content--9.0%
 596,300         Groupe AB SA ADR*                        7,602,825
 609,800         Heritage Media Corp.*                    7,393,825
 432,300         International Post Ltd.*                 1,729,200
 324,200         Platinum Entertainment, Inc.*            2,674,650
--------------------------------------------------------------------
                                                         19,400,500
--------------------------------------------------------------------
Metal Products--0.5%
 57,200          Doncasters Plc ADR*                      1,122,550
--------------------------------------------------------------------
Packaging--0.7%
 88,100          Shorewood Packaging Corp.*               1,596,813
--------------------------------------------------------------------
Real Estate--0.7%
 73,700          Insignia Financial Group, Inc.*          1,538,487
--------------------------------------------------------------------
Recreation Products--5.6%
 539,200         Movado Group, Inc.                      12,064,600
--------------------------------------------------------------------
Restaurants & Hotels--6.4%
 262,400         IHOP Corp.*                              6,461,600
 399,300         Mortons Restaurant Group, Inc.*          6,438,713
 40,000          Sonic Corp.*                               815,000
--------------------------------------------------------------------
                                                         13,715,313
--------------------------------------------------------------------
Retail Hardgoods--4.7%
 731,000         Brookstone Inc.*                         5,939,375
 290,700         Finlay Enterprises, Inc.*                4,287,825
--------------------------------------------------------------------
                                                         10,227,200
--------------------------------------------------------------------

--------------------------------------------------------------------



--------------------------------------------------------------------


Shares           Description                                  Value
====================================================================
Common Stocks (continued)
Specialty Retail--12.7%
 506,200         Friedmans, Inc.*                      $  7,593,000
 242,000         General Nutrition Companies, Inc.*       4,386,250
 1,500           Hibbett Sporting Goods, Inc.*               24,375
 1,100,400       J. Baker, Inc.                           7,565,250
 87,000          Leslies Poolmart, Inc.*                  1,141,875
 307,200         Linens N'Things, Inc.*                   6,758,400
--------------------------------------------------------------------
                                                         27,469,150
--------------------------------------------------------------------
Telephone Communications--0.3%
 15,400          Telephone & Data Systems, Inc.             587,125
--------------------------------------------------------------------
Textiles--1.6%
 87,800          Samsonite Corp.*                         3,468,100
--------------------------------------------------------------------
Trucking--2.3%
 207,100         Landstar Systems, Inc.*                  4,918,625
--------------------------------------------------------------------
Voice, Video and Data--2.1%
 263,200         Pegasus Communications,  Inc.*           3,224,200
 142,700         Rural Cellular Corp.*                    1,391,325
--------------------------------------------------------------------
                                                          4,615,525
--------------------------------------------------------------------
Total Common Stocks
   (Cost $194,261,908)                                 $199,471,356
====================================================================
Principal
Amount        Description                                     Value
====================================================================
Corporate Bond--0.2%
--------------------------------------------------------------------
$    500,000  J. Baker, Inc.
              7.0%, 06/01/02                           $    412,500
--------------------------------------------------------------------
Total Corporate Bond
   (Cost $498,387)                                     $    412,500
====================================================================
Repurchase Agreement--7.7%
--------------------------------------------------------------------
$16,600,000   Joint Repurchase Agreement Account
              5.63%, 02/03/97                          $ 16,600,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $16,600,000)                                  $ 16,600,000
====================================================================
Contracts     Description                                     Value
====================================================================
Options*--0.5%
 200           S&P 500 Index Put Strike 725
               exp. 03/97                              $     95,000
 351           S&P 500 Index Put Strike 700
               exp. 03/97                                    92,138
 560           S&P 500 Index Put Strike 750
               exp. 06/97                                   938,000
--------------------------------------------------------------------
Total Options
   (Cost $1,643,182)                                   $  1,125,138
====================================================================
Total Investments
   (Cost $213,003,477)/(a)/                            $217,608,994
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                         $ 31,335,604
   Gross unrealized loss for investments in
      which cost exceeds value                          (26,835,810)
--------------------------------------------------------------------
   Net unrealized gain                                 $  4,499,794
====================================================================

*   Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $213,109,200.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

           The Goldman Sachs International Equity Fund seeks long-term capital appreciation by investing in equity securities of companies organized or traded outside the U.S. that we believe have the potential to appreciate over the long term. The fund focuses on growing companies that are attractively valued and have strong, competitive positions in their respective industries. The fund's portfolio managers are based in London, Tokyo and Singapore and their knowledge of local markets plays an important role in uncovering investment opportunities. While the fund does not allocate assets across specific countries based on top-down economic or market forecasts, the portfolio managers strive to manage risk by remaining diversified by country and industry sector and by closely monitoring economic and political events in countries in which the fund does invest.

Economic and Market Overview: European Markets Were Strong Despite Weak Economies; Asia Faltered

           Economic growth was slower than expected in many countries during the period, prompting further monetary easing in much of Europe and continued very low short-term interest rates in Japan. European equity markets performed very well despite the growth shortfall, benefiting from an increased focus on improving shareholder value. The Japanese market declined significantly, while results in other Asian markets were mixed.

 . Europe. The economies of several European markets, such as the U.K., Norway and Ireland, strengthened during the period, but overall growth remained weak throughout most of Europe. A number of European countries attempted to stimulate their economies through monetary easing, but maintained tight fiscal policies in an effort to reduce their budget deficits enough to qualify for European Monetary Union. This strategy proved to be only modestly successful, as unemployment remained at record highs, particularly in Germany. Though the recovery was somewhat disappointing, European equity markets rose 26.6% during the period (as measured by the FT/S&P Actuaries Europe Index in terms of local currencies), fueled by low inflation, low interest rates and relatively strong bond markets. In addition, corporate profits improved, reflecting increased emphasis on cost cutting and restructuring. The equity markets of Finland, Spain and Sweden were among the strongest performers, while British stocks lagged much of Europe due to a strengthening currency (which made U.K. exports more expensive) and expectations of increases in short-term interest rates.

 . Japan. The Japanese economy strengthened during the period, but earnings growth fell short of expectations. For the 12-month period ended January 31, Japanese stocks (as measured by the TOPIX index in yen) declined 14.9%, with approximately half of the loss occurring in January 1997 alone. During the first half of the period, the Japanese market was bolstered by heavy demand from Europe and the U.S., but foreign investors subsequently became net sellers when the economic recovery softened and raised uncertainty surrounding the sustainability of corporate profits. The weaker corporate earnings outlook resulted in a conspicuous divergence between the performance of the largest international blue-chip stocks and the rest of the market, particularly in the third quarter. Lackluster investor sentiment was further exacerbated at the end of the year due to increased pessimism that the Liberal Democratic Party (LDP) government's higher taxes and scant spending on public works would dampen the economy.

 . Asia (ex-Japan). Asian stock markets rose 2.4% during the period, as measured by the MSCI All Country Asia Free (Ex Japan) Index (in terms of local currencies). Asian markets began the period on a strong note, but several markets faltered during the spring and summer due to a host of issues. These included political uncertainty arising from national elections in several Asian countries as well as slowing economic growth throughout the region, principally due to weak electronics exports. From
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 1996 through January 1997, the region generally improved due to stronger corporate earnings and stabilizing exports. The performance of the individual markets varied widely. Malaysia was one of the region's best performing markets during the period under review, rising 18.4%; Hong Kong, the largest market in the region, performed well with a 12.0% return; and Thailand was by far the weakest market, declining 45.3% (all in local currency terms).

Performance Review: Security Selection, Country Allocations and Industry Weightings All Contributed to Strong Performance

------------------------------------------------------------------------------
                                                  Fund Total      FT/S&P
                                                    Return       Actuaries
                                                   (based on     Europe &
                                                  net asset   Pacific Index
                                                    value)     Total Return
                                                    ------     ------------
 Class A  (1/31/96 - 1/31/97)*                      13.48%         1.27%
 Class B  (5/1/96 - 1/31/97)*                        2.83%        -4.22%
 Institutional (2/7/96 - 1/31/97)*                  12.53%         0.53%
 Service (3/6/96 - 1/31/97)*                        10.42%         0.86%
------------------------------------------------------------------------------

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B, Institutional and Service shares is a cumulative total return (not annualized) from their inception through the end of the period.

           The fund performed extremely well during the period under review, with all of its share classes outperforming the benchmark, the Financial Times/S&P Actuaries Europe & Pacific Index ("Europac") unhedged. Europac is a capitalization-weighted composite of approximately 1,500 stocks from 23 countries in Europe and the Asia-Pacific region and is calculated on a monthly basis. We are also pleased to note that the fund's Class A shares placed in the top third of the Lipper international fund category (ranking 93rd out of 342) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B, Institutional or Service shares.)

           The primary driver of the fund's superior performance was successful stock selection, as we continued to focus on growing companies that actively increased shareholder value through actions such as cost cutting, share buybacks or restructuring. In addition, country allocations that worked in the fund's favor were its overweighting in Sweden, one of the strongest performing markets during the period, and its underweighting in Japan, one of the weakest, each the result of our bottom-up approach to stock selection. The fund's industry allocations also added value. The fund was overweighted in business services and diversified consumer goods/services, which were among the best performing sectors, and underweighted in financial services and basic industries, which performed relatively poorly.

           In terms of currency exposure, though the fund's neutral exposure is unhedged, it was substantially hedged against the yen, which benefited performance significantly when the yen continued to fall against the dollar. In addition, the fund was partially hedged against some European currencies, such as the Deutsche mark and the Swiss franc, which worked in its favor when the dollar rose against those currencies.

           The fund's Class B shares outperformed the benchmark by a wide margin, but their performance was not as strong as the other share classes because they began operations in May, after equity prices had already risen significantly.

Portfolio Composition: A Widely Diversified Portfolio

           As of January 31, 1997, the fund held positions in 56 companies based in 16 countries. In terms of total portfolio assets, the five largest country exposures were Japan (27.3%), the U.K. (12.6%), Germany (7.1%), Sweden (7.0%) and Switzerland (6.8%).

Europe. At the end of the period, the portfolio's 53.0% allocation in European stocks was in line with that of the benchmark (54.1%). In general, growth stocks led the
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)


--------------------------------------------------------------------------------
market during the period. Many of the fund's European holdings were growth-oriented stocks that benefited from positive earnings surprises and successful efforts by senior management to enhance equity returns and shareholder value. Several of the portfolio's longer term European holdings were, once again, among its strongest performers. Securitas (Sweden), the largest security services company in Europe, more than doubled during the period, boosted by earnings from companies it acquired in Germany, France and Portugal. Fresenius (Germany), a major producer of medical supplies, rose over 140% as it merged its global kidney dialysis division with W. R. Grace's National Medical Center healthcare subsidiary and spun off the resulting business, Fresenius Medical Care. Ericsson (Sweden), one of the world's leading suppliers of mobile telephones and infrastructure, rebounded from weakness early in the period when it achieved very good earnings, which reassured investors that it was not suffering from margin pressure or weak mobile telephone orders. Other strong performers were Randstad Holdings (Netherlands), the leading temporary help organization in its market, which reported healthy sales and earnings as its business continued to expand, and Comptoirs Modernes (France), a supermarket chain operator, which gained market share in France and made important acquisitions in Spain.

           Several of the fund's newer additions also contributed to its positive results. These included two pharmaceutical companies: Hoechst (Germany), whose acquisition and restructuring plans indicate a commitment to improving shareholder value, and Novartis (Switzerland), which was formed through the merger of Ciba-Geigy and Sandoz and is expected to benefit from significant cost reductions as well as new product development. Other significant new positions that performed well were SGS Thomson (France), one of the 10 largest semiconductor manufacturers in the world, which operates in the high-value-added, application-specific sector of the market, and Telecom Italia Mobile (Italy), the leading mobile telephone operator in Italy, which generates strong cash flow and is extremely profitable.

Japan. Approximately 27% of the fund was invested in Japan, which was underweighted relative to the benchmark (32.1%). The fund's Japanese stocks fared better than the market, as we avoided banks and brokerages, two of the weakest industries. We invested in companies with relatively robust earnings visibility and good valuations, particularly favoring management that improved cost competitiveness and strengthened their core business. The fund's best performing Japanese stocks were TDK Corp., an electronic components manufacturer that reported better than expected earnings due to strong sales of personal computer-related components; Hoya Corp., an optical glass manufacturer that aggressively restructured its operations and successfully diversified its business so that it now dominates the glass magnetic disc market; and Mirai Industry, a market leader in electric cables, pipes and other electric wiring that introduced new products and cut costs. In contrast, Kyocera Corp., an electronics components manufacturer, reported disappointing results due to increased competition in the semiconductor and communication equipment businesses. A new addition was Takeda Chemical Industry, the largest pharmaceutical company in Japan, where aggressive new management initiatives rapidly expanded overseas sales and improved the profitability of its prescription drug business.

Asia-Pacific. Asia, a 13.5% allocation (excluding Japan), was slightly overweighted compared with the benchmark's 10.7%, with Hong Kong representing the largest country position at 6.7% of the portfolio. For most of the period, the fund was overweighted in Malaysia, Hong Kong and Australia, which were three of the better performing Asian markets. Though the performance of some of the other markets fell short of expectations, our stock selection within the region worked in the fund's favor. Several of the fund's top performers were financial stocks, including Commerce Asset-Holdings, the fifth largest financial group in Malaysia, which benefited from its merchant banking operations and strong loan growth, and HSBC Holdings, a Hong Kong-based banking and financial services organization, which reported strong results due to its dominant market position. New holdings include Australia & New Zealand Bank Group, a bank that is positioned to benefit from the potential deregulation in Australia's financial services sector, and Asia Satellite Telecommunications Holdings Ltd., a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
leading satellite owner and operator in the Asia-Pacific region that owns prime orbital slots that are expected to result in high utilization rates and fees.

--------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                       Percentage
                                                        of Total
 Company            Country        Line of Business    Net Assets
 HSBC Holdings      Hong Kong      Banking and            3.0%
                                     Finance

 Novartis           Switzerland    Pharmaceuticals        3.0%

 Fresenius          Germany        Kidney Dialysis        2.4%
                                     Equipment

 TDK Corp.          Japan          Tape and Disc          2.4%
                                     Manufacturer

 Telecom Italia     Italy          Mobile Tele-           2.4%
   Mobile                            communications
                                     Operator

 Canon, Inc.        Japan          Office Equipment       2.4%
                                     Manufacturer

 Adecco             Switzerland    Temporary Help         2.4%
                                     Services

 Adidas             Germany        Sporting Goods         2.4%
                                     Manufacturer

 Hoechst            Germany        Chemical and           2.3%
                                     Drug
                                     Manufacturer

 Hoya Corp.         Japan          Optical Glass          2.3%
                                     Manufacturer
--------------------------------------------------------------------

Outlook

           In the near term, we expect most international economies to continue to experience moderate growth and subdued inflation. We are particularly positive on the prospects for the European markets in 1997, where we expect a modest acceleration in economic growth and a continuation of healthy corporate earnings growth helped by cost cutting as well as restructuring initiatives.

           We are currently most concerned about Japan. Despite the sharp correction, we expect to remain underweighted in the Japanese market because of our negative view of the banking sector and only modest earnings recoveries in nonmanufacturing sectors. Lack of investor confidence in the government's commitment to deregulation, as well as simultaneous weakness in the bond and currency markets, have all impacted market sentiment. In this state of uncertainty, superior stock selection will be essential, and we intend to emphasize companies with clear earnings visibility, strong management and attractive valuations. Despite the generally poor conditions, the earnings for the fund's Japanese holdings are above expectations and are being upgraded. In non-Japan Asia, corporate earnings reports have been mixed, but we believe improved political stability and export growth should help stocks in 1997.

           Finally, we are pleased to report that we have expanded our international equity team in all geographic regions to support our effort to seek out the most promising companies around the world.

/s/ Roderick D. Jack

Roderick D. Jack
Senior Portfolio Manager, London

/s/ Marcel Jongen

Marcel Jongen
Senior Portfolio Manager, London

/s/ Shogo Maeda

Shogo Maeda
Senior Portfolio Manager, Tokyo

/s/ Warwick M. Negus

Warwick M. Negus
Senior Portfolio Manager, Singapore

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and Class B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Financial Times-Actuaries World Euro-Pacific Index Unhedged ("FT Euro-Pac (Unhedged)/(b)/) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                     Class A

                            [LINE GRAPH APPEARS HERE]

               GS Intl Eq          GS Intl Eq
                 Class A             Class A         FT Euro-Pac    Ft Euro-Pac
            (w/sales charge)    (no sales charge)     (Comb )(b)     (Unhedged)
            ----------------    -----------------    -----------    -----------
12/1/92           9,450              10,000            10,000          10,000
1/31/93           9,566              10,123            10,063          10,055
1/31/94          12,066              12,768            13,498          14,399
1/31/95          10,058              10,643            12,119          13,902
1/31/96          12,942              13,695            13,983          16,039
1/31/97          14,961              15,546            14,160          16,243
                             Class B

                    [LINE GRAPH APPEARS HERE]

               GS Intl Eq          GS Intl Eq
                 Class B             Class B         FT Euro-Pac
            (w/sales charge)    (no sales charge)    (Unhedged)
            ----------------    -----------------    -----------
5/1/96           10,000              10,000            10,000
1/31/97          10,283               9,783             9,578
                 Institutional

           [LINE GRAPH APPEARS HERE]

              GS Intl Equity       FT Euro-Pac
            Institutional Class    (Unhedged)
            -------------------    -----------
2/7/96           10,000              10,000
1/31/97          11,253              10,053

                    Service

           [LINE GRAPH APPEARS HERE]

              GS Intl Equity       FT Euro-Pac
              Service Class        (Unhedged)
              --------------       -----------
3/6/97           10,000              10,000
1/31/97          11,042              10,086

                                      ----------------------------------------
                                             Average Annual Total Return
                                      ----------------------------------------
                                             One Year       Since Inception/(a)/
-------------------------------------- ------------------- --------------------
Class A, no sales charge                     13.48%              11.15%
-------------------------------------- ------------------- --------------------
Class A, w/sales charge                       7.26%               9.66%
-------------------------------------- ------------------- --------------------
Class B, no redemption charge                  N/A                2.83% /(c)/
-------------------------------------- ------------------- --------------------
Class B, w/redemption charge                   N/A               (2.17)%/(c)/
-------------------------------------- ------------------- --------------------
Institutional Class                            N/A               12.53% /(c)/
-------------------------------------- ------------------- --------------------
Service Class                                  N/A               10.42% /(c)/
-------------------------------------- ------------------- --------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on December 1, 1992, May 1, 1996, February 7, 1996 and March 6, 1996, respectively.
/(b)/ Beginning on September 1, 1994, the Class A shares began using the unhedged FT Euro-Pac as its benchmark (prior thereto, Class A used the hedged FT Euro-Pac). The combined FT Euro-Pac represents the hedged FT Euro-Pac performance up to August 31, 1994 and the unhedged FT Euro-Pac performance from September 1, 1994 through January 31, 1997.
/(c)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.
--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
January 31, 1997


--------------------------------------------------------------------------------

Shares           Description                                  Value
====================================================================
Common Stocks--91.5%
Australian Dollar--3.6%
 1,851,658       Australia & New Zealand Bank Group
                 (Commercial Banks)                   $  11,355,706
 1,564,955       Woodside Petroleum, Ltd. (Oil &
                 Gas)                                    11,053,763
--------------------------------------------------------------------
                                                         22,409,469
--------------------------------------------------------------------
Austrian Schilling--1.2%
 105,400         Oesterreichische Elektrizitats
                 (Utilities)                              7,698,241
--------------------------------------------------------------------
Belgian Franc--0.2%
 14,400          Dexia (Financial Services)               1,372,240
--------------------------------------------------------------------
British Pound Sterling--12.6%
 1,391,569       British Airport Authority
                 (Transportation)                        11,661,442
 1,788,649       Electrocomponents (Wholesale
                 Trade)                                  12,753,546
 1,261,210       Premier Farnell PLC (Electronics)       10,670,067
   706,368       Misys PLC (Business Services and
                 Computer Software)                      12,393,414
 1,708,700       Rentokil Group (Business Services)      12,553,100
 473,916         Siebe (Machinery and Engineering
                 Services)                                7,973,270
 873,509         Standard Chartered (Banking)            10,497,224
--------------------------------------------------------------------
                                                         78,502,063
--------------------------------------------------------------------
Deutsche Mark--4.7%
 155,760         Adidas AG (Textiles)                    14,749,495
 343,320         Hoechst AG (Healthcare)                 14,439,672
--------------------------------------------------------------------
                                                         29,189,167
--------------------------------------------------------------------
French Franc--6.4%
 22,531          Comptoirs Modernes (Retail)             11,749,983
 40,720          CLF Dexia (Financial Services)           3,649,869
 95,602          CLF Dexia - Registered Shares            8,569,124
                 (Financial Services)
 63,189          Seita (Tobacco)                          2,400,553
 193,600         SGS Thomson Microelectronics
                 (Electronics)                           13,882,408
--------------------------------------------------------------------
                                                         40,251,937
--------------------------------------------------------------------
Hong Kong Dollar--6.7%
 4,148,000       Asia Satellite Tel.
                 (Telecommunications)                     9,233,837
 816,800         HSBC Holdings (Commercial Banks)        18,920,583
 1,185,000       Sun Hung Kai Properties Co. (Real
                 Estate)                                 13,380,759
--------------------------------------------------------------------
                                                         41,535,179
--------------------------------------------------------------------
Irish Pound--2.3%
 1,491,014       Bank of Ireland (Commercial Banks)      14,247,624
--------------------------------------------------------------------
Italian Lira--2.4%
 3,000,500       Telecom Italia Mobile (Utilities)        8,930,448
 3,574,000       Telecom Italia Mobile (Di Risp
                 Shares) (Utilities)                      6,095,944
--------------------------------------------------------------------
                                                         15,026,392
--------------------------------------------------------------------
Japanese Yen--27.3%
 206,000         Aderans Company Ltd. (Retail)            4,808,281
 702,000         Canon, Inc. (Office Equipment
                 Manufacturer)                           14,880,119
 363,000         Hoya Corp. (Electronics and
                 Instrumentation)                        14,520,599
 297,400         Inaba Denkisangyo (Industrial)           5,396,346
 458,000         Kokuyo Co., Ltd. (Office Equipment
                 Manufacturer)                            9,594,787
 149,000         Kyocera Corp. (Electronics)              8,749,887
 358,000         Max Co. (Electronics and
                 Instrumentation)                         5,432,966
 238,900         Mirai Industry Co. (Electrical
                 Equipment Manufacturer)                  5,852,060
 1,927,000       Mitsubishi Heavy Industries Ltd.
                 (Engineering)                           13,874,972
 1,530,000       Mitsui Marine & Fire (Insurance)         8,215,019
 450,100         Santen Pharmaceutical Co.
                 (Healthcare)                             8,352,716
 92,800          Sanyo Shinpan Financial
                 (Financial)                              5,204,668

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)
January 31, 1997



--------------------------------------------------------------------

Shares           Description                                  Value
====================================================================
Common Stocks (continued)
Japanese Yen (continued)
 322,000         Shimachu (Retail-Furniture)          $   6,905,027
 213,900         SMC Corp. (Machinery)                   13,125,622
 410,000         Taikisha Ltd. (Machinery)                5,038,558
 570,000         Takeda Chemical Industry
                 (Healthcare)                            11,235,927
 235,000         TDK Corp. (Consumer Goods)              15,040,620
 464,000         Tostem Corp. (Construction)             10,906,842
 146,800         York Benimaru (Retail)                   3,922,900
--------------------------------------------------------------------
                                                        171,057,916
--------------------------------------------------------------------
Malaysian Ringgit--1.9%
 1,328,000       Commerce Asset Holdings
                 (Commercial Banks)                      10,683,829
 581,000         Leader Universal Holdings
                 (Metals-Diversified)                     1,168,544
--------------------------------------------------------------------
                                                         11,852,373
--------------------------------------------------------------------
Netherlands Guilder--5.0%
 146,070         Aegon (Insurance)                        8,951,011
 136,180         Randstad Holdings (Business
                 Services)                                9,471,458
 102,016         Wolters Kluwer (Media)                  12,602,793
--------------------------------------------------------------------
                                                         31,025,262
--------------------------------------------------------------------
Singapore Dollar--1.5%
 1,511,000       Singapore Land (Real Estate)             9,123,100
--------------------------------------------------------------------
Spanish Peseta--1.9%
 63,595          Banco Popular (Commercial Banks)        11,571,494
--------------------------------------------------------------------
Swedish Krona--7.0%
 335,300         Ericsson Telecommunications
                 (Computer - Office)                     11,255,719
 268,440         Hoganas AB (Metal Products)              8,455,037
 405,970         Securitas AB (Business Services)        12,057,737
 3,469,100       Swedish Match AB (Tobacco)              11,741,304
--------------------------------------------------------------------
                                                         43,509,797
--------------------------------------------------------------------
Swiss Franc--6.8%
 52,468          Adecco SA (Business Services)           14,753,971
 6,726           Cie Financier Richemont AG
                 (Consumer Goods)                         9,231,858
 16,335          Novartis AG (Healthcare)                18,730,002
--------------------------------------------------------------------
                                                         42,715,831
--------------------------------------------------------------------
Total Common Stocks
   (Cost $503,926,410)                                $ 571,088,085
====================================================================
Preferred Stock--2.4%
--------------------------------------------------------------------
Deutsche Mark--2.4%
 74,790          Fresenius AG (Health Care),
                 Non-voting                           $  15,042,126
--------------------------------------------------------------------
Total Preferred Stock
   (Cost $4,437,079)                                  $  15,042,126
====================================================================


Principal
Amount           Description                                  Value
====================================================================
Short-Term Obligations--6.6%
--------------------------------------------------------------------
$    41,394,109  State Street Bank & Trust
                 Euro-Time Deposit 5.5%, 02/03/97**   $  41,394,109
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $41,394,109)                                 $  41,394,109
====================================================================
Total Investments
   (Cost $549,757,598)/(a)/                           $ 627,524,320
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $108,968,495
   Gross unrealized loss for investments in
      which cost exceeds value                         (31,533,818)
--------------------------------------------------------------------
   Net unrealized gain                                $  77,434,677
====================================================================

 /(a)/ The aggregate cost for federal income tax purposes is $550,089,643.
 *     Non-income producing security.
 **    A portion of this security has been segregated for extended settlement securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an intergral part of these financial statements.


-------------------------------------------------------------------------------


--------------------------------------------------------------------
Common and Preferred Stock Industry Concentrations

====================================================================
Business Services                                              7.8%
Commercial Banks                                              12.4%
Computer Software and Services                                 2.0%
Computer - Office                                              1.8%
Construction                                                   1.7%
Consumer Goods                                                 3.9%
Electrical Equipment Manufacturer                              0.9%
Electronics                                                    5.3%
Electronics and Instrumentation                                3.2%
Engineering                                                    2.2%
Financial                                                      0.8%
Financial Services                                             2.2%
Health Care                                                   10.9%
Industrial                                                     0.9%
Insurance                                                      2.7%
Machinery                                                      2.9%
Machinery and Engineering Services                             1.3%
Media                                                          2.0%
Metal Products                                                 1.4%
Metals-Diversified                                             0.2%
Office Equipment Manufacturer                                  3.9%
Oil & Gas                                                      1.8%
Real Estate                                                    3.6%
Retail                                                         3.3%
Retail-Furniture                                               1.1%
Telecommunications                                             1.5%
Textiles                                                       2.4%
Tobacco                                                        2.3%
Transportation                                                 1.9%
Utilities                                                      3.6%
Wholesale Trade                                                2.0%
--------------------------------------------------------------------
Total Common and Preferred Stock                              93.9%

====================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund



--------------------------------------------------------------------------------
Objective and Investment Approach

      The Goldman Sachs Asia Growth Fund seeks long-term capital appreciation by investing in a limited number of carefully selected companies located in 12 Asian markets, including China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand.

      We utilize extensive fundamental research in our search for well-managed companies whose stock prices are, in our opinion, undervalued in the marketplace. Because many companies in the Asian region are growing at relatively rapid rates, we consider a company's return on capital, its price-to-book value and the predictability of its earnings stream as among the best measures of its intrinsic value. A strong market position and a skilled management team dedicated to maximizing shareholder returns are also important to us. Our investment process includes face-to-face meetings with senior management as well as frequent contact with a company's customers, suppliers and competitors.

      While our primary focus is on stock selection, we seek to carefully manage risk by diversifying the fund's portfolio in terms of countries, industry sectors and size of capitalization. We are also mindful of making certain that the market for a particular stock is relatively liquid, so we can easily sell a position if our opinion changes. From time to time, we may choose to significantly overweight or underweight our holdings in one country compared with our benchmark, if we believe there is a compelling reason to do so. Finally, we closely monitor the potential impact of political and economic events in the region on particular companies and adjust the portfolio accordingly.

Market Overview:  Results Were Mixed in Asian Markets

      As a group, the Asian stock markets rose 2.37% during the period, as measured by the MSCI All Country Asia Free (Ex Japan) Index (without dividends reinvested). The weak performance indicated by the Index masks the wide divergence of performance among the individual Asian markets, as several countries rose more than 10% while others fell more than 20%. The period under review began on a strong note, but the region quickly sold off in mid-February when investors became unnerved by rising political tension between China and Taiwan. Though the Asian markets briefly rebounded, investor interest was dampened again during the spring and summer due to uncertainty surrounding national elections in several countries, a decline in exports and slowing economic growth. From October 1996 through January 1997, most Asian markets recovered due to improving corporate earnings and signs of stabilizing export growth.

      In terms of individual markets, Taiwan, Malaysia and Indonesia were the strongest performers, rising 56.0%, 21.9% and 17.5%, respectively (in U.S. dollar terms), with each overcoming brief setbacks such as negative short-term economic data and political upheaval. Other positive markets were India, which was the region's strongest performer during the first half of the year and subsequently gave back some of its gains, and the Philippines, where healthy economic growth and declining inflation renewed investor interest. Hong Kong, the most heavily weighted country in the Index, posted lackluster results early in the period, then rebounded to close the period with a 12.0% gain due to a favorable interest rate environment and a soaring property market. The weakest performer was Thailand, which dropped 46.5%. Thailand was impacted by a very large budget deficit, exacerbated by the slowdown of computer-related exports as well as a tear in the speculative bubble in the real estate market, as nonperforming property loans caused problems in the banking sector. South Korea and Singapore were weak as well, declining approximately 34% and 7%, respectively. South Korean equities were affected by an ongoing investigation of government corruption and a weakening economy, and Singapore's market fell due to soft electronics exports.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Performance Review:  Country Allocations Affected the Fund's Performance


-------------------------------------------------------------------
                                          Fund Total     MSCI AC
                                           Return       Asia Free
                                        (based on net  (Ex Japan)
                                         asset value)    Index +
                                         ------------    -----
 Class A (1/31/96 - 1/31/97)*               -1.01%        2.37%
 Class B (5/1/96 - 1/31/97)*                -6.02%       -2.50%
 Institutional (2/2/96 - 1/31/97)*          -1.09%        2.06%
-------------------------------------------------------------------


 * Class A, B and Institutional share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B and Institutional shares is a cumulative total return (not annualized) from their inception through the end of the period.
 + Represents a price-only index that does not reflect reinvested dividends.

      During the period under review, stock selection benefited the fund as a number of holdings achieved strong returns. The fund's performance was nonetheless affected by its country over- and underweightings relative to the Index when individual markets performed better or worse than expected. For example, Taiwan and Malaysia were two of the region's best performing markets, but the fund was underweighted in those countries and therefore did not fully participate in their rallies.

Financial, Property and Infrastructure Stocks Were the Strongest Performers

      The fund's best performers during the period were its positions in the financial, real estate and infrastructure sectors. Top financial stocks included two of our Hong Kong investments, HSBC Holdings PLC, one of the world's largest banking and financial services companies, and Wing Hang Bank Ltd., a provider of banking, foreign exchange and treasury services, which both benefited from strong growth in mortgage loans resulting from Hong Kong's robust property market. Metropolitan Bank and Trust, the Philippines' largest bank in terms of assets, rose substantially due to the growing Philippine economy and aggressive branch expansion, and Commerce Asset-Holdings, the fifth largest financial group in Malaysia, benefited from its merchant banking operations and strong loan growth.

      In the real estate sector, Hong Kong's booming property market buoyed several of the fund's holdings. These included Sun Hung Kai Properties, one of the largest and best managed property companies in Hong Kong; Henderson Land Development, a large property development and investment holding company that concentrates on mass residential developments; and HKR International Ltd., a real estate developer that primarily focuses on residential development in Discovery Bay on Lantau Island (a self-contained community that offers a "quality lifestyle").

      Other strong performers were two Malaysian companies that benefited from the government's commitment to improve the country's infrastructure. Road Builder Malaysia Holdings, a contractor specializing in civil engineering and road construction, continued its strategic expansion and diversification, and United Engineers Malaysia, Malaysia's largest builder and operator of toll roads, rose due to the opening of several new roads.

      Stocks that did not fulfill our expectations included Leader Universal Holdings, Malaysia's leading manufacturer of power and telecommunication cable, which reported lower than expected earnings due to very low export margins; Industrial Finance Corp. of Thailand (IFCT), which declined in sympathy with Thailand's financial sector; and Tata Engineering and Locomotive Company (TELCO), India's largest vehicle manufacturer, which slumped on speculation concerning rising inventories and general market uncertainty. We significantly reduced the fund's position in Leader Universal Holdings and IFCT, but we continue to have confidence in TELCO, which has strong fundamentals and fared well relative to the broader Indian market.

Portfolio Composition

      As of January 31, 1997, 97.1% of the fund's total market value was invested in equities while 2.2% was in cash equivalents, with the remainder in other securities. The fund's five largest country exposures were Hong Kong (39.9%), Malaysia (13.5%), Singapore (10.1%), India (9.9%) and Indonesia (5.2%).
At the end of the period, the portfolio was overweighted relative to the Index in Hong Kong, India and South Korea, slightly underweighted in
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)



--------------------------------------------------------------------------------

the Philippines, and significantly underweighted in Thailand, Singapore, Malaysia and Taiwan.

Additions in Real Estate and Security Services, Reductions in Several Existing Positions

      During the period, we added Hysan Development Company, a property investment company that owns a number of commercial and residential properties in Hong Kong and should be a beneficiary of rising rental prices, and Taiwan-Sogo Shinkong, a security services company that controls approximately 38% of the market in Taiwan and is expected to experience growing demand from residential clients. Other portfolio changes included the trimming of several positions in Hong Kong after they appreciated significantly and became more fully valued. These included Sun Hung Kai Properties, Henderson Land Development and HKR International Ltd.


   Top 10 Portfolio Holdings as of January 31, 1997
                                                        Percentage
                                        Line of          of Total
   Company               Country        Business        Net Assets
   HKR International     Hong Kong      Property           4.4%
     Ltd.

   Road Builder          Malaysia       Infrastructure     4.1%
     Malaysia Holdings
   Swire Pacific Ltd.    Hong Kong      Conglomerate       4.1%
   Metropolitan Bank     Philippines    Banking and        3.8%
     and Trust                            Finance
   Wing Hang Bank        Hong Kong      Banking and        3.9%
     Ltd.                                 Finance
   Henderson Land        Hong Kong      Property           3.7%
     Development
   HSBC Holdings PLC     Hong Kong      Banking and        3.5%
                                          Finance
   Hutchison             Hong Kong      Conglomerate       3.5%
     Whampoa
   Sun Hung Kai          Hong Kong      Property           3.5%
     Properties
   Commerce Asset-       Malaysia       Conglomerate       3.5%
     Holdings


Outlook

      In 1997, we expect export growth to strengthen, which should stimulate economies throughout the region. With most of the region's elections now over, the region should also benefit from greater political stability in 1997. Though the recent death of Deng Xiaoping may increase near-term volatility, we remain optimistic that the handover of Hong Kong to China will proceed smoothly, as it is in China's best interests to maintain Hong Kong's current economic success. We intend to increase the fund's weightings in Malaysia, the Philippines and Indonesia, markets that we expect to benefit from stable currencies and good economic fundamentals. In September 1996, the benchmark established a new weighting in Taiwan and doubled its weighting in Korea, and we are actively seeking investment opportunities in these countries. We continue to have a favorable view of India but are still cautious regarding Thailand and Singapore, where real estate overdevelopment may continue to hinder their respective markets for the near term.

      In general, we believe that Asian equities are attractively valued on a historical basis. We expect that economic growth in the region may slow somewhat to 5% to 7% annually, still approximately double versus the U.S., one of the world's most mature economies. Over time, we intend to broaden our emphasis from companies that tend to do well in the earliest stages of emerging economies to companies that we believe are poised to benefit most from the region's internal growth. These include new start-ups, consumer-related products and services, and infrastructure companies.

      On another front, we are pleased to announce that we have recently expanded our portfolio management team. Our new team members will focus primarily on real estate companies, conglomerates and cyclical industries, and they will enhance our ability to seek out companies with above-average growth potential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      We appreciate your continued support in what has been a challenging period for the region and the fund. Going forward, we remain confident that the region continues to offer many attractive investment opportunities for investors with a long-term view.


/s/ Warwick M. Negus

Warwick M. Negus
Senior Portfolio Manager,
Asia Active Equity


/s/ Alice Lui

Alice Lui
Portfolio Manager,
Asia Active Equity


/s/ Ravi Shanker

Ravi Shanker
Portfolio Manager,
Asia Active Equity


/s/ Karma A. Wilson

Karma A. Wilson
Portfolio Manager,
Asia Active Equity

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
January 31, 1997


--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Morgan Stanley Capital International Combined Asia (ex Japan) Index ("MSCI Combined Asia-ex Japan")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                          [LINE GRAPH APPEARS HERE]

                        GS Asia Growth        GS Asia Growth
                            Class A              Class A            MSCI
                        (w/sales charge)     (no sales charge)    Combined
                        ----------------     -----------------    --------
7/8/94                      $ 9,450               $10,000         $10,000
1/31/95                       8,934                 9,454           9,074
1/31/96                      11,300                11,958          11,129
1/31/97                      11,186                11,837          11,393

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                          GS Asia Growth      GS Asia Growth
                              Class B             Class B           MSCI
                         (w/redemp. charge)  (no redemp. charge) Combined
                        -------------------  ------------------   --------
5/1/96                        $10,000             $10,000         $10,000
1/31/97                         9,398               8,928           9,750

                                 Institutional

                           [LINE GRAPH APPEARS HERE]

                                GS Asia Growth        MSCI
                                 Institutional      Combined
                                --------------      --------
2/2/96                             $10,000          $10,000
1/31/97                              9,891           10,206

                                 ----------------------------------------
                                         Average Annual Total Return
                                 ----------------------------------------
                                      One Year       Since Inception/(a)/
-------------------------------------------------------------------------
Class A, no sales charge               (1.01)%             6.78%
-------------------------------------------------------------------------
Class A, w/sales charge                (6.44)%            (4.46)%
-------------------------------------------------------------------------
Class B, no redemption charge            N/A              (6.02)%/(b)/
-------------------------------------------------------------------------
Class B, w/redemption charge             N/A             (10.72)%/(b)/
-------------------------------------------------------------------------
Institutional Class                      N/A              (1.09)%/(b)/
-------------------------------------------------------------------------

/(a)/ Class A, Class B and Institutional shares commenced operations July 8,
      1994, May 1, 1996 and February 2, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
--------------------------------------------------------------------
January 31, 1997

--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks--96.0%
Hong Kong Dollar--39.9%

3,734,000      Asia Satellite Tel.*
               (Telecommunications)                   $   8,312,234
1,107,000      Henderson Land Development Co.
               (Recreational Services)                   10,250,000
7,947,440      HKR International Ltd.
               (Real Estate)                             12,358,582
2,731,000      Hong Kong Electric Holdings
               (Utility)                                  9,709,517
426,000        HSBC Holdings
               (Commercial Banks)                         9,867,983
1,305,000      Hutchison Whampoa
               (Conglomerates)                            9,851,916
2,513,000      Hysan Development
               (Utility)                                  9,145,257
9,735,666      JCG Holdings Ltd.
               (Financial Services)                       8,669,002
2,308,200      San Miguel Brewery Ltd.
               (Breweries)                                1,049,994
869,000        Sun Hung Kai Properties Co.
               (Real Estate)                              9,812,556
1,262,000      Swire Pacific Ltd. "A"
               (Transportation)                          11,603,755
2,316,500      Wing Hang Bank Ltd.
               (Financial Services)                      11,030,952
--------------------------------------------------------------------
                                                        111,661,748
--------------------------------------------------------------------
Indian Rupee--9.9%

235,000       Brook Bond Lipton India Ltd.
              (Food)                                     2,438,494
372,900       Colgate Palmolive
              (Conglomerates)                            2,613,421
259,600       Hindustan Lever Ltd.
              (Household Products)                       6,423,018
10,000        Larsen & Toubro Ltd.
              (Engineering)                                 65,272
143,500       Larsen & Toubro Ltd. GDR
              (Engineering)                              1,919,313
214,000       Larsen & Toubro LTD. GDS
              (Engineering)                              2,862,250
434,250       Mahindra & Mahindra Ltd.
              (Autos and Trucks)                         4,339,472
165,750       Mahindra & Mahindra GDR
              (Autos and Trucks)                         1,895,351
4,000         Niit Limited
              (Computers)                                   32,022
80,000        Tata Engineering & Locomotive Ltd.
              GDR (Engineering)                            786,000
446,600       Tata Engineering & Locomotive Ltd.
              GDS (Engineering)                          4,387,845
--------------------------------------------------------------------
                                                        27,762,458
--------------------------------------------------------------------
Indonesian Rupiah--5.2%

2,374,750     Indofoods Sukses Makmur - Foreign
              (Food)                                     5,245,031
2,346,000     PT Bank of Bali - Foreign
              (Banking)                                  5,675,011
2,613,000     PT Jaya Real Property - Foreign
              (Real Estate)                              3,627,640
--------------------------------------------------------------------
                                                        14,547,682
--------------------------------------------------------------------
Malaysian Ringgit--13.2%

1,217,000     Commerce Asset Holdings
              (Conglomerates)                            9,790,829
623,000       Leader Universal Holdings
              (Electronics)                              1,253,017
1,936,000     Road Builder Malaysia Holdings
              (Construction)                            11,603,540
941,000       Tenaga National Berhad
              (Utility)                                  4,504,385
1,081,000     United Engineers Malaysia Holdings
              (Construction)                             9,696,822
--------------------------------------------------------------------
                                                        36,848,593
--------------------------------------------------------------------
New Taiwan Dollar--2.5%

2,118,000     Taiwan Sogo Shinkong Securities
              (Financial Services)                       7,103,755
--------------------------------------------------------------------
Philippine Peso--4.6%
18,189,000    Centennial City Inc.
              (Real Estate)                              2,208,911
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)
January 31, 1997


--------------------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)

Philippine Peso (continued)

393,454       Metropolitan Bank and Trust
              (Banking)                               $ 10,750,925
--------------------------------------------------------------------
                                                        12,959,836
--------------------------------------------------------------------
Singapore Dollar--9.9%

639,000       Overseas Union Bank - Foreign
              (Banking)                                  5,174,457
1,149,000     Singapore Land
              (Real Estate)                              6,937,420
383,000       Singapore Press Holdings - Foreign
              (Printing & Publishing)                    7,671,970
2,195,000     Straits Steamship Land
              (Conglomerates)                            7,795,852
--------------------------------------------------------------------
                                                        27,579,699
--------------------------------------------------------------------
South Korean Won--3.8%

168,920       Korea Mobile Telecommunications
              Corp. ADR*  (Telecommunications)           2,512,685
4,759         Korea Mobile Telecommunications
              Corp. (Telecommunications)                 5,228,904
7,132         Samsung Fire & Marine Insurance
              (Insurance)                                2,982,743
--------------------------------------------------------------------
                                                        10,724,332
--------------------------------------------------------------------
Thai Baht--3.9%

723,800       Electricity Generating Public Co.
              (Utility)                                  1,815,785
758,100       Electricity Generating Public Co.
              Foreign(Utility)                           1,843,315
1,989,000     Industrial Finance Corp - Foreign
              (Financial Services)                       5,220,069
425,000       Jasmine International Co. - Foreign
              (Diversified)                                602,808
1,617,500     Thai Telephone & Telecom Corp. -
              Foreign (Telecommunications)               1,326,587
--------------------------------------------------------------------
                                                        10,808,564
--------------------------------------------------------------------
United States Dollar--3.1%

387,000       Korea Electric Power Corp. ADR*
              (Utilities)                                8,562,375
--------------------------------------------------------------------
Total Common Stocks
  (Cost $237,846,163)                                 $268,559,042
====================================================================
Rights & Warrants*--0.3%

Singapore Dollar--0.2%

    356,750  Straits Steamship Land, exp. 12/12/00
             (Conglomerate)- warrants                      494,149

Thai Baht--0.1%

    808,750  Thai Telephone & Telecom Corp., exp.
             03/07/97 (Telecommunications)-rights          351,155
--------------------------------------------------------------------
Total Rights & Warrants
  (Cost $287,980)                                     $    845,304
====================================================================
Principal
Amount       Description                                     Value
====================================================================
Corporate Bonds--0.3%

Malaysian Ringitt--0.3%

MYR          United Engineers Malaysia
1,024,000    (Construction) 4.00%, 05/22/99           $    848,528
--------------------------------------------------------------------
Total Corporate Bonds
   (Cost $521,580)                                    $    848,528
====================================================================
Short-Term Obligations--2.2%
$ 6,200,104  State Street Bank & Trust Euro-Time
             Deposit, 5.50%, 02/03/97                 $  6,200,104
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $6,200,104)                                  $  6,200,104
====================================================================
Total Investments
   (Cost $244,855,827)/(a)/                           $276,452,978
====================================================================
Federal Income Tax Information:

   Gross unrealized gain for investments in
      which value exceeds cost                        $ 45,982,425
   Gross unrealized loss for investments in
      which cost exceeds value                         (14,998,273)
====================================================================
   Net unrealized gain                                $ 30,984,152
====================================================================

  *  Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $244,890,862.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------
Common Stock, Rights, Warrants, and Corporate Bond Industry
   Concentrations
====================================================================
Autos and Trucks                                               2.2%
Banking                                                        7.8%
Breweries                                                      0.4%
Commercial Banks                                               3.5%
Conglomerates                                                 10.9%
Construction                                                   7.9%
Diversified                                                    0.2%
Electronics                                                    0.4%
Engineering                                                    3.6%
Financial Services                                            11.5%
Food                                                           2.7%
Household Products                                             2.3%
Insurance                                                      1.1%
Printing & Publishing                                          2.7%
Real Estate                                                   12.5%
Recreational Services                                          3.7%
Telecommunications                                             6.3%
Transportation                                                 4.1%
Utilities                                                     12.8%
--------------------------------------------------------------------
Total Common Stock, Rights, Warrants, and
   Corporate Bonds                                            96.6%
====================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
Statements of Assets and Liabilities
January 31, 1997

-------------------------------------------------------------------------------


                                                                                     Goldman Sachs                 Goldman Sachs
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ===============================================
Assets:
Investments in securities, at value (identified cost $80,718,346, $302,169,999,
   $513,612,707, $679,366,240, $213,003,477, $549,757,598 and $244,855,827,
   respectively)                                                                       $89,222,318                 $393,263,171
Cash, at value                                                                              13,884                        9,802
Receivables:
   Investment securities sold                                                            3,947,652                           --
   Forward foreign currency exchange contracts                                               6,692                           --
   Fund shares sold                                                                        565,860                    3,095,601
   Dividends and interest, at value                                                        451,554                      387,080
   Variation margin                                                                         10,928                       95,387
Deferred organization expenses, net                                                         36,173                            --
Other assets                                                                                97,786                        8,495
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                            94,352,847                  396,859,536
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
   Investment securities purchased                                                       9,690,219                           --
   Forward foreign currency exchange contracts                                                  --                           --
   Fund shares repurchased                                                                  44,298                      548,016
   Amounts owed to affiliates                                                               97,949                      388,699
Covered securities sold short (cash received, $936,984)                                    938,808                           --
Accrued expenses and other liabilities                                                      61,446                       89,126
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                       10,832,720                    1,025,841
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in capital                                                                         73,750,866                  300,246,199
Accumulated undistributed (distributions in excess of) net investment income               180,204                           --
   (loss)
Accumulated undistributed (distributions in excess of) net realized gain (loss)
   on investment, option and futures transactions                                          977,487                    4,402,524
Accumulated net realized foreign currency gain (loss)                                       12,575                           --
Net unrealized gain on investments, options and futures                                  8,611,563                   91,184,972
Net unrealized loss on translation of assets and liabilities denominated in
   foreign currencies                                                                      (12,568)                          --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                             $83,520,127                 $395,833,695
===================================================================================================================================
                                                                      Class A        Class B          Class A       Class B
                                                                    ------------   --------------   -------------  ------------
 Total shares of beneficial interest outstanding, $.001 par
   value (100,000,000 and 25,000,000 shares authorized for
   each Class A and B, respectively)                                  4,336,101          112,660      9,688,806        744,222
Net asset and Class A redemption value per share (a)                     $18.78           $18.73         $23.32         $23.18
Maximum public offering price per share (Class A NAV x
   1.0582)                                                               $19.87           $18.73         $24.68         $23.18
                                                                  Institutional      Service      Institutional     Service
                                                                    ------------   --------------   -------------  ------------
 Total shares of beneficial interest outstanding, $.001 par
   value (50,000,000 shares per each class authorized)                       --               --      6,351,958        157,464
Net asset value, offering and redemption price per share                     --               --         $23.44         $23.27
===============================================================================================================================
(a) At redemption, Class B shares are subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
===============================================================================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
    Goldman Sachs             Goldman Sachs             Goldman Sachs               Goldman Sachs                Goldman Sachs
  Growth and Income          Capital Growth            Small Cap Equity          International Equity             Asia Growth
         Fund                     Fund                       Fund                       Fund                          Fund
==================================================================================================================================
    $638,954,258               $932,041,765              $217,608,994                $627,524,320                  $276,452,978
          59,158                     94,994                    30,728                   1,735,366                     1,060,177

       1,632,491                  1,390,277                 4,392,159                     959,642                     3,093,623
              --                         --                        --                   2,684,757                            --
       4,847,992                  1,524,356                   820,288                   4,794,141                       685,136
         572,159                    706,624                    85,173                     440,308                       262,880
              --                         --                        --                          --                            --
          19,321                         --                    13,467                      14,573                        77,113
          14,043                     16,281                     2,597                      10,188                           770
----------------------------------------------------------------------------------------------------------------------------------
     646,099,422                935,774,297               222,953,406                 638,163,295                   281,632,677
----------------------------------------------------------------------------------------------------------------------------------

       9,130,091                  9,797,231                 6,585,828                   8,912,558                            --
              --                         --                        --                   3,434,535                         1,495
         414,917                    850,523                   165,072                     198,616                       694,794
         716,432                  1,160,456                   345,810                     833,473                       400,444
              --                         --                        --                          --                            --
          21,990                     99,060                   121,890                     255,084                       846,340
----------------------------------------------------------------------------------------------------------------------------------
      10,283,430                 11,907,270                 7,218,600                  13,634,266                     1,943,073
----------------------------------------------------------------------------------------------------------------------------------
     492,994,560                657,200,330               203,743,684                 542,859,953                   266,426,371
        (193,256)                  (275,552)                       --                     (25,666)                   (1,316,323)

      17,673,137                 14,266,724                 7,385,605                   2,530,732                   (16,027,669)
              --                         --                        --                    (917,847)                     (411,919)
     125,341,551                252,675,525                 4,605,517                 112,491,393                    33,014,375

              --                         --                        --                 (32,409,536)                   (1,995,231)
----------------------------------------------------------------------------------------------------------------------------------
    $635,815,992               $923,867,027              $215,734,806                $624,529,029                  $279,689,604
==================================================================================================================================
   Class A     Class B       Class A     Class B      Class A       Class B        Class A     Class B       Class A      Class B
------------- ----------  ------------- ----------  ------------ ------------   ------------ -----------  ------------ -----------
   26,534,286    751,089     55,021,724    193,240    10,140,493     176,544      27,765,580     997,807    16,122,122    206,387
       $23.18     $23.10         $16.73     $16.67        $20.91      $20.80          $19.32      $19.24        $16.31     $16.24
       $24.53     $23.10         $17.70     $16.67        $22.13      $20.80          $20.44      $19.24        $17.26     $16.24
Institutional   Service   Institutional  Service    Institutional   Service     Institutional    Service   Institutional  Service
------------- ----------  ------------- ----------  ------------- ------------  -------------  ----------- ------------- ---------
        8,321    136,977             --         --            --          --       3,524,169      34,830       815,499         --
       $23.19     $23.17             --         --            --          --          $19.40      $19.34        $16.33         --
==================================================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended January 31, 1997

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Goldman Sachs    Goldman Sachs
                                                                                                  Balanced       Select Equity
                                                                                                    Fund             Fund
                                                                                               ===================================
Investment income:
Dividends /(a)/                                                                                $    838,092       $   5,629,026
Interest /(b)/                                                                                    2,107,288             541,011
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                      2,945,380           6,170,037
----------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                            309,372           1,413,035
Administration fees                                                                                  92,811             706,517
Distribution fees                                                                                   157,253             468,965
Authorized dealer service fees                                                                      154,686             444,626
Custodian fees                                                                                       93,352              95,947
Transfer agent fees                                                                                 148,576             319,246
Professional Fees                                                                                    71,598              74,319
Amortization of deferred organization expenses                                                       13,468               9,549
Director fees                                                                                         1,171               2,728
Other                                                                                                53,077              96,414
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                    1,095,364           3,631,346
Less--expenses reimbursed and fees waived by Goldman Sachs                                         (472,758)           (626,188)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                        622,606           3,005,158
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                      2,322,774           3,164,879
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                        3,811,127          14,386,845
   Options written                                                                                   (2,680)                 --
   Futures transactions                                                                             148,013             645,873
   Foreign currency related transactions                                                             12,575                  --
Net change in unrealized gain (loss) on:
   Investments                                                                                    5,008,557          49,393,370
   Futures                                                                                           14,475              67,175
   Translation of assets and liabilities denominated in foreign currencies                          (12,568)                 --
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign currency
   transactions                                                                                   8,979,499          64,493,263
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $ 11,302,273       $  67,658,142
==================================================================================================================================

/(a)/ For the Balanced, Select Equity, Growth and Income, Capital Growth, Small
      Cap Equity, International Equity and Asia Growth Funds, taxes withheld on dividends were $1,496, $42,274, $23,285, $53,869, $4,211, $900,877 and
      $372,334, respectively.
/(b)/ For the Balanced Fund, taxes withheld on interest were $969.
/(c)/ Certain expenses reflected in the above statement of operations are incurred on a class specific basis.

--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

                                                                                         ---------------------------------------
                                                                                             Goldman Sachs       Goldman Sachs
                                                                                           Growth and Income    Capital Growth
                                                                                                  Fund               Fund
                                                                                         ========================================
Investment income:
Dividends /(a)/                                                                               $ 13,008,785        $ 14,748,431
Interest /(b)/                                                                                   1,235,823           2,802,840
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                    14,244,608          17,551,271
---------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                         2,782,464           6,522,949
Administration fees                                                                                758,854           2,174,316
Distribution fees                                                                                1,280,332           2,179,405
Authorized dealer service fees                                                                   1,261,615           2,174,316
Custodian fees                                                                                     102,394             129,556
Transfer agent fees                                                                                871,030             908,310
Professional Fees                                                                                   75,891              74,529
Amortization of deferred organization expenses                                                      19,164                  --
Director fees                                                                                        6,744              13,973
Other                                                                                              144,279             208,397
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                   7,302,767          14,385,751
Less--expenses reimbursed and fees waived by Goldman Sachs                                      (1,113,014)         (2,171,272)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                     6,189,753          12,213,979
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                     8,054,855           5,337,292
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                      58,221,421          53,687,297
   Options written                                                                                 (37,206)                 --
   Futures transactions                                                                             45,994                  --
   Foreign currency related transactions                                                                --                  --
Net change in unrealized gain (loss) on:
   Investments                                                                                  67,575,111         145,350,120
   Futures                                                                                              --                  --
   Translation of assets and liabilities denominated in foreign currencies                              --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign curren
   transactions                                                                                125,805,320         199,037,417
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               $133,860,175        $204,374,709
====================================================================================================================================
                                                                                         -------------------------------------------
                                                                                           Goldman Sachs           Goldman Sachs
                                                                                          Small Cap Equity      International Equity
                                                                                                Fund                    Fund
                                                                                         ===========================================
Investment income:
Dividends /(a)/                                                                              $   968,945              $ 5,944,299
Interest /(b)/                                                                                   896,528                1,533,039
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                   1,865,473                7,477,338
------------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                       1,598,027                3,478,689
Administration fees                                                                              532,676                1,159,514
Distribution fees                                                                                538,657                1,115,919
Authorized dealer service fees                                                                   532,676                1,086,488
Custodian fees                                                                                    63,636                  786,004
Transfer agent fees                                                                              511,883                  586,243
Professional Fees                                                                                 72,844                   84,162
Amortization of deferred organization expenses                                                    18,742                   17,603
Director fees                                                                                      3,842                    5,519
Other                                                                                             73,764                  229,722
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                 3,946,747                8,549,863
Less--expenses reimbursed and fees waived by Goldman Sachs                                      (529,684)                (829,788)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                   3,417,063                7,720,075
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  (1,551,590)                (242,737)
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                    29,166,218               16,714,697
   Options written                                                                              (398,365)                      --
   Futures transactions                                                                               --                       --
   Foreign currency related transactions                                                              --                  146,694
Net change in unrealized gain (loss) on:
   Investments                                                                                22,913,571               60,236,901
   Futures                                                                                            --                       --
   Translation of assets and liabilities denominated in foreign currencies                            --              (28,245,657)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign
   currency transactions                                                                      51,681,424               48,852,635
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                              $50,129,834              $48,609,898
====================================================================================================================================
                                                                                         -----------------
                                                                                           Goldman Sachs
                                                                                            Asia Growth
                                                                                               Fund
                                                                                         ==================
Investment income:
Dividends /(a)/                                                                                $ 4,216,521
Interest /(b)/                                                                                     716,243
-----------------------------------------------------------------------------------------------------------
Total income                                                                                     4,932,764
-----------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                         1,937,658
Administration fees                                                                                645,897
Distribution fees                                                                                  636,953
Authorized dealer service fees                                                                     630,134
Custodian fees                                                                                     499,487
Transfer agent fees                                                                                385,114
Professional Fees                                                                                   84,316
Amortization of deferred organization expenses                                                      31,711
Director fees                                                                                        3,496
Other                                                                                               51,032
-----------------------------------------------------------------------------------------------------------
Total expenses                                                                                   4,905,798
Less--expenses reimbursed and fees waived by Goldman Sachs                                        (511,880)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                                                     4,393,918
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                       538,846
-----------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                      (7,294,240)
   Options written                                                                                      --
   Futures transactions                                                                           (141,910)
   Foreign currency related transactions                                                        (1,099,538)
Net change in unrealized gain (loss) on:
   Investments                                                                                   5,823,115
   Futures                                                                                              --
   Translation of assets and liabilities denominated in foreign currencies                        (599,549)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign
   currency transactions                                                                        (3,312,122)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $(2,773,276)
===========================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1997

--------------------------------------------------------------------------------

                                                                                     Goldman Sachs                 Goldman Sachs
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ===============================================
From operations:
Net investment income (loss)                                                          $  2,322,774                $   3,164,879
Net realized gain (loss) on investment, option and futures transactions                  3,956,460                   15,032,718
Net realized gain (loss) on foreign currency related transactions                           12,575                           --
Net change in unrealized gain (loss) on investments, options and futures                 5,023,032                   49,460,545
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                       (12,568)                          --
-----------------------------------------------------------------------------------------------------------------------------------


Net increase (decrease) in net assets resulting from operations                         11,302,273                   67,658,142
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                      (2,259,972)                  (1,515,575)
    Class B shares                                                                         (13,466)                      (4,750)
    Institutional shares                                                                        --                   (1,606,175)
    Service shares                                                                              --                       (6,666)
In excess of net investment income
    Class A shares                                                                          (7,504)                           --
    Class B shares                                                                              --                      (118,421)
    Institutional shares                                                                        --                       (34,205)
    Service shares                                                                              --                       (16,030)
From net realized gain on investment, option and futures transactions
    Class A shares                                                                      (3,654,841)                  (7,174,235)
    Class B shares                                                                         (77,400)                    (440,131)
    Institutional shares                                                                        --                   (4,675,726)
    Service shares                                                                              --                      (68,472)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                     (6,013,183)                 (15,660,386)
 -----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       29,174,047                  167,209,718
Reinvestment of dividends and distributions                                              5,694,651                   14,904,237
Cost of shares repurchased                                                              (7,565,668)                 (32,152,494)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 27,303,030                  149,961,461
-----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                          32,592,120                  201,959,217

Net assets:
Beginning of year                                                                       50,928,007                  193,874,478
===================================================================================================================================
End of year                                                                           $ 83,520,127                $ 395,833,695
===================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income          $    180,204                $          --
===================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                Goldman Sachs       Goldman Sachs   Goldman Sachs
Statements of Changes in Net Assets                                           Growth and Income    Capital Growth     Small Cap
For the Year Ended January 31, 1997                                                 Fund                Fund         Equity Fund
                                                                              ====================================================
From operations:
Net investment income (loss)                                                     $  8,054,855        $   5,337,292   $  (1,551,590
Net realized gain (loss) on investment, option and futures transactions            58,230,209           53,687,297      28,767,853
Net realized gain (loss) on foreign currency related transactions                          --                   --              --
Net change in unrealized gain (loss) on investments, options and futures           67,575,111          145,350,120      22,913,571
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                       --                   --              --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   133,860,175          204,374,709      50,129,834
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                 (8,111,894)          (5,948,617)             --
    Class B shares                                                                     (5,818)                  --              --
    Institutional shares                                                                 (494)                  --              --
    Service shares                                                                    (11,500)                  --              --
In excess of net investment income
    Class A shares                                                                   (135,533)            (258,749)             --
    Class B shares                                                                    (48,273)             (12,838)             --
    Institutional shares                                                                 (380)                  --
    Service shares                                                                     (9,070)                  --              --
From net realized gain on investment, option and futures transactions
    Class A shares                                                                (46,442,616)         (91,862,169)    (10,210,264)
    Class B shares                                                                   (754,312)            (179,327)       (149,626)
    Institutional shares                                                               (9,971)                  --              --
    Service shares                                                                   (255,610)                  --              --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                               (55,785,471)         (98,261,700)    (10,359,890)
----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                 140,362,846           76,008,897      56,119,213
Reinvestment of dividends and distributions                                        53,352,809           90,088,874       9,876,571
Cost of shares repurchased                                                        (72,730,939)        (229,399,817)    (95,024,895)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions           120,984,716          (63,302,046)    (29,029,111)
----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                    199,059,420           42,810,963      10,740,833

Net Asssets:
Beginning of Year                                                                 436,756,572          881,056,064     204,993,973
==================================================================================================================================
End of Year                                                                      $635,815,992        $923,867,027    $ 215,734,806
==================================================================================================================================
Accumulated distributed (distributions in excess investment income)              $   (193,256)       $    (275,552)  $          --
==================================================================================================================================


                                                                              -----------------------------------------------------
Statements of Changes in Net Assets                                                  Goldman Sachs                Goldman Sachs
For the Year Ended January 31, 1997                                                  International                 Asia Growth
                                                                                      Equity Fund                     Fund
                                                                              ====================================================
From operations:
Net investment income (loss)                                                          $    (242,737)               $     538,846
Net realized gain (loss) on investment, option and futures transactions                  16,714,697                   (7,436,150)
Net realized gain (loss) on foreign currency related transactions                           146,694                   (1,099,538)
Net change in unrealized gain (loss) on investments, options and futures                 60,236,901                    5,823,115
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                    (28,245,657)                    (599,549)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                          48,609,898                   (2,773,276)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                               --                     (206,784)
    Class B shares                                                                               --                           --
    Institutional shares                                                                   (106,712)                          --
    Service shares                                                                               --                           --
In excess of net investment income
    Class A shares                                                                               --                           --
    Class B shares                                                                               --                       (5,064)
    Institutional shares                                                                         --                      (83,075)
    Service shares                                                                               --                           --
From net realized gain on investment, option and futures transactions
    Class A shares                                                                       (5,358,559)                          --
    Class B shares                                                                         (159,717)                          --
    Institutional shares                                                                   (689,171)                          --
    Service shares                                                                           (3,947)                          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                      (6,318,106)                    (294,923)
------------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       321,475,961                  144,448,826
Reinvestment of dividends and distributions                                               5,481,492                      221,279
Cost of shares repurchased                                                              (75,580,037)                 (67,451,011)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 251,377,416                   77,219,094
----------------------------------------------------------------------------------------------------------------------------------
Total increase
Net assets:                                                                             293,669,208                   74,150,895

Beginning of year                                                                       330,859,821                  205,538,709
===================================================================================================================================
End of year                                                                            $624,529,029                 $279,689,604
====================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income           $    (25,666)                $ (1,316,323)
===================================================================================================================================

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1996

--------------------------------------------------------------------------------

                                                                                     Goldman Sachs                 Goldman Sach
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ==============================================
From operations:
Net investment income (loss)                                                          $  1,083,645                $   1,518,160
Net realized gain (loss) on investment, option and futures transactions                  1,715,887                    4,687,943
Net realized gain on foreign currency related transactions                                      --                           --
Net change in unrealized gain on investments, options and futures                        3,518,420                   37,068,509
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                            --                           --
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     6,317,952                   43,274,612
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                                                (991,655)                  (1,610,216)
In excess of net investment income                                                              --                           --
From net realized gain on investment, option and futures transactions                     (962,754)                  (3,527,188)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                     (1,954,409)                  (5,137,404)
----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       41,736,040                  102,149,318
Reinvestment of dividends and distributions                                              1,802,563                    4,880,575
Cost of shares repurchased                                                              (4,483,707)                 (46,260,132)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 39,054,896                   60,769,761
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                               43,418,439                   98,906,969

Net assets:
Beginning of year                                                                        7,509,568                   94,967,509
==================================================================================================================================
End of year                                                                           $ 50,928,007                $ 193,874,478
==================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income          $    125,304                $      86,854
==================================================================================================================================
Summary of share transactions:
===================================================================================================================================
                                                                                         Class A       Class A      Institutional
                                                                                     -------------- --------------  --------------
Shares sold                                                                             2,578,356     2,479,285      3,220,915
Reinvestment of dividends and distributions                                               108,023       161,481         97,993
Shares repurchased                                                                       (271,753)   (2,578,247)       (30,492)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                           2,414,626        62,519      3,288,416
==================================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------------------
     Goldman Sachs             Goldman Sachs              Goldman Sachs             Goldman Sachs                Goldman Sachs
   Growth and Income          Capital Growth                Small Cap               International                 Asia Growth
         Fund                      Fund                    Equity Fund               Equity Fund                     Fund
=================================================================================================================================

    $  5,307,925               $    6,032,534             $   (1,717,759)           $     725,369                $   1,643,482
      18,815,320                  188,790,639                 (5,033,599)              (8,757,936)                  (5,766,395)
              --                           --                         --               21,213,851                      416,433
      58,081,439                   53,559,848                 30,594,034               69,834,990                   42,480,420
              --                           --                         --              (12,612,130)                  (1,710,833)
--------------------------------------------------------------------------------------------------------------------------------
      82,204,684                  248,383,021                 23,842,676               70,404,144                   37,063,107
---------------------------------------------------------------------------------------------------------------------------------

      (5,300,032)                  (6,289,354)                        --               (9,491,864)                  (1,787,451)
              --                          --                          --                       --                   (1,657,672)
     (11,998,907)                (139,713,660)                  (161,357)             (14,089,155)                          --
---------------------------------------------------------------------------------------------------------------------------------
     (17,298,939)                (146,003,014)                  (161,357)             (23,581,019)                  (3,445,123)
---------------------------------------------------------------------------------------------------------------------------------

     199,623,973                  144,529,476                 56,891,181               85,900,104                   88,560,430
      16,219,024                  131,979,456                    149,801               21,651,092                    2,951,847
     (37,764,413)                (359,937,680)              (195,215,538)             (98,600,969)                 (43,889,831)
---------------------------------------------------------------------------------------------------------------------------------
     178,078,584                  (83,428,748)              (138,174,556)               8,950,227                   47,622,446
---------------------------------------------------------------------------------------------------------------------------------
     242,984,329                   18,951,259               (114,493,237)              55,773,352                   81,240,430

     193,772,243                  862,104,805                319,487,210              275,086,469                  124,298,279
=================================================================================================================================
    $436,756,572               $  881,056,064             $  204,993,973            $ 330,859,821                $ 205,538,709
=================================================================================================================================
    $     56,087               $      607,360             $           --            $     227,683                $  (1,630,536)
=================================================================================================================================

      Class A                     Class A                    Class A                   Class A                      Class A
    -------------              ---------------            ---------------           --------------               --------------
      10,766,604                    9,130,715                  3,285,739                5,082,572                    5,830,049
         848,870                    9,145,811                      8,585                1,286,112                      197,978
      (2,027,335)                 (22,215,374)               (11,228,873)              (6,067,690)                  (2,898,305)
---------------------------------------------------------------------------------------------------------------------------------
       9,588,139                   (3,938,848)                (7,934,549)                 300,994                    3,129,722
=================================================================================================================================
--------------------------------------------------------------------   ----------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
January 31, 1997


--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Equity Portfolios, Inc. (the "Company") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Included in this report are the financial statements for the Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund"), collectively, "the Funds." The Select Equity, Growth and Income, International Equity and Asia Growth Funds offer four classes of shares - Class A, Class B, Institutional and Service. The Balanced, Capital Growth and Small Cap Equity Funds offer two classes of shares - Class A and Class B.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation
------------------------

Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
-------------------------------------------------

Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued, premium amortized and discount earned with the exception of the Balanced Fund which does not amortize premiums. In addition, it is the Funds' policy to accrue for estimated capital gains taxes on foreign securities held by the Funds subject to such taxes.

C.  Mortgage Dollar Rolls
-------------------------

The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

D.  Foreign Currency Translations
---------------------------------

The books and records of the Company are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

    Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

E.  Forward Foreign Currency Exchange Contracts
-----------------------------------------------

Certain of the Funds are authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The International Equity and Asia Growth Funds may enter into such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the funds' financial statements. The Funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F.  Short Securities Positions
------------------------------

The Funds (other than the Select Equity Fund) may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the fund's records and any difference between this market value and cash received is reported as unrealized gain or loss. Gains and losses are realized when a short

--------------------------------------------------------------------------------
position is closed out by delivering securities back to the broker.

At January 31, 1997, the Balanced Fund had the following covered short positions open:

-------------------------------------------------------------------------------
                                                Short Position

Issuer                                 Par Value              Market Value
---------------------------          ---------------       --------------------
FNMA TBA 15-Year                          $900,000                 $938,808
-------------------------------------------------------------------------------

G.  Federal Taxes
-----------------

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of their investment company taxable income and capital gains to their shareholders. Accordingly, no federal tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

    Asia Growth Fund had approximately $184,000, $5,487,000 and $9,825,000 at January 31, 1997 of capital loss carryforward expiring in 2002, 2003 and 2004 for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

H.  Deferred Organization Expenses
----------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

I.  Expenses
------------

Expenses incurred by the Company which do not specifically relate to an individual fund of the Company are allocated to the Funds based on each Fund's relative
--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
January 31, 1997


--------------------------------------------------------------------------------
average net assets for the period.

    Class A and Class B shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Each class of Shares separately bears their respective class-specific transfer agency fees. Service Shares separately bear a service fee.

J.  Option Accounting Principles
--------------------------------

When certain of the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the funds enter into a closing purchase transaction, the funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

    Upon the purchase of a call option or a protective put option by the Funds the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the funds will realize a loss in the amount of the cost of the option. If the funds enter into a closing sale transaction, the funds will realize a gain or loss, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the funds purchase upon exercise will be increased by the premium originally paid.

K.  Futures Contracts
---------------------

The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices or currency exchange rates or to seek to increase total return. The Select Equity Fund may enter into such transactions only with respect to the S&P 500 Index. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return (except with respect to transactions by the Balanced, Growth and Income, Select Equity, Capital Growth and Small Cap Equity Funds, in futures on foreign currencies) to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

    Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods approved by the Board of Directors of the Company.

    Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds'
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
hedging strategies and may also result in a loss to the Funds.

3.  Agreements

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser to the Balanced, Growth and Income, Small Cap Equity and International Equity Funds; Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, acts as investment adviser to the Select Equity and Capital Growth Funds; and Goldman Sachs Asset Management International ("GSAM International") acts as investment adviser to the Asia Growth Fund and subadviser to the International Equity Fund. Under the Investment Advisory and Subadvisory Agreements, GSAM, GSFM and GSAM International (the "Investment Advisors"), subject to the general supervision of the Company's Board of Directors, manage the Company's portfolios. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .50%, .55%, .75% and .25% of the average daily net assets of the Balanced, Growth and Income, Small Cap Equity and International Equity Funds, respectively. GSFM is entitled to a fee of .50% and .75% of the average daily net assets of the Select Equity and Capital Growth Funds, respectively. GSAM International is entitled to an advisory fee for the Asia Growth Fund and a subadvisory fee for the International Equity Fund of .75% and .50% of the average daily net assets for those funds, respectively.

    GSAM also acts as the Funds' administrator pursuant to Administration Agreements. Under these Administration Agreements, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreements, GSAM is entitled to a fee of .15% of the average daily net assets of the Balanced and Growth and Income Funds, and .25% of the average daily net assets of the Select Equity, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds.

    Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" for the Balanced, Select Equity, Growth and Income, International Equity and Asia Growth Funds (excluding advisory, administration, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions and extraordinary expenses and with the exception of the Balanced Fund, transfer agent fees) until further notice to the extent such expenses exceed .10%, .06%, .11%, .20% and
 .24% of the average daily net assets of the funds, respectively.

    Goldman Sachs serves as the Distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A salesload and Class B back-end salesload imposed and has advised the Company that it retained approximately $94,000, $380,000, $555,000, $323,000, $219,000,
$1,563,000 and $1,397,000 during the year ended January 31, 1997 for the Balanced, Select Equity, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

    The Company, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of a Fund's average daily net assets attributable to Class A and Class B shares, respectively.

    The Company, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the funds for a fee.

   For the year ended January 31, 1997, the Advisors, Administrator and Distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):
--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
January 31, 1997


--------------------------------------------------------------------------------

                        Waivers
                        -------                       Reimburse-
                        Admin-   Class A  Reimburse-     ment
     Fund      Adviser istrator   12b-1      ment     Outstanding
------------------------------------------------------------------
Balanced       $   --   $   --   $    153  $     320   $      88
Select Equity      170      282        69        105           3
Growth and
 Income            --       --      1,113         --          --
Capital
 Growth            --       --      2,171         --          --
Small Cap
 Equity            --       --        530         --          --
International
 Equity             50      464       171         145         --
Asia Growth        103      259       100          50         --

    The Investment Advisors, Administrator and Distributor may discontinue or modify such waivers and limitations in the future at their discretion.

At January 31, 1997, the amounts owed to affiliates were as follows(in thousands):

                                        Authorized
                       Admin-   Distri-   Dealer   Transfer
     Fund      Adviser istrator butor    Service    Agent   Total
--------------------------------------------------------------------
Balanced       $  33  $   10    $   2   $   15    $   38  $   98
Select Equity    143      49       56       57        84     389
Growth and
 Income          284      78       28      119       207     716
Capital
 Growth          568     190        2      190       210   1,160
Small Cap
 Equity          134      45        2       45       120     346
International
 Equity          391      78      105      116       143     833
Asia Growth      171      36       50       53        90     400

4.  Portfolio Securities Transactions

Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options) for the year ended January 31, 1997, were as follows:

                                                         Sales or
Fund                                 Purchases          Maturities
---------                          ---------------     -------------
Balanced                            $146,297,709       $123,056,708
Select Equity                        242,635,637        102,479,847
Growth and Income                    330,177,173        256,802,366
Capital Growth                       436,178,218        569,122,643
Small Cap Equity                     202,036,820        256,627,457
International Equity                 400,682,323        166,164,906
Asia Growth                          192,125,629        118,802,040

    Included in the above amounts were purchases and proceeds of sales or maturities of governmental securities for the Balanced Fund in the amounts of $99,727,748 and $91,845,598, respectively.

    For the year ended January 31, 1997, written put option transactions in the Balanced Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
  beginning of year                             0      $         0
Options written                                32            5,416
Options repurchased                           (32)          (5,416)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0      $         0
                                   ===============  ===============

    For the year ended January 31, 1997, written call option transactions in the Growth and Income Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
  beginning of year                             0       $        0
Options written                               438           73,608
Options repurchased                          (438)         (73,608)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0       $        0
                                   ===============  ===============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    For the year ended January 31, 1997, written put option transactions in the Small Cap Equity Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
   beginning of year                            0      $         0
Options written                             2,100          575,871
Options expired                                (9)          (2,026)
Options exercised                          (1,091)        (238,096)
Options repurchased                        (1,000)        (335,749)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0      $         0
                                   ===============  ===============

    Certain risks arise related to call and put options from the possible inability of counterparties to meet the terms of their contracts.

    At January 31, 1997, the Balanced Fund had the following outstanding forward foreign currency exchange contracts:

--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
    Sale Contracts      Settlement Date Current Value      Gain
--------------------------------------------------------------------
Australian Dollar
   expiring 3/14/97          $777,277       $770,585        $6,692
--------------------------------------------------------------------
Total Foreign
   Currency Sale
   Contracts                 $777,277       $770,585        $6,692
--------------------------------------------------------------------

    At January 31, 1997, the International Equity Fund had the following outstanding forward foreign currency exchange contracts:

--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
    Sale Contracts      Settlement Date Current Value  Gain (Loss)
--------------------------------------------------------------------
Swiss Franc
   expiring 4/28/97       $39,343,000    $39,665,062   $  (322,062)

Deutsche Mark
   expiring 2/27/97        22,305,725     22,183,180       122,545

Hong Kong Dollar
   expiring 8/8/97         38,565,981     38,530,005        35,976

Japanese Yen
   expiring 4/24/97       122,316,352    119,792,909     2,523,443
--------------------------------------------------------------------
Total Foreign Currency
   Sale Contracts        $222,531,058   $220,171,156    $2,359,902
--------------------------------------------------------------------
--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
  Purchase Contracts    Settlement Date Current Value  Gain (Loss)
--------------------------------------------------------------------
Hong Kong Dollar
   expiring 2/3/97            $35,454        $35,454            $--
--------------------------------------------------------------------
Total Foreign Currency
    Purchase Contracts        $35,454        $35,454            $--
--------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At January 31, 1997, the Balanced and International Equity Fund's had sufficient cash and securities to cover any commitments under these contracts.

    The Balanced and International Equity Funds have recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $6,692 and $0, and $2,684,757 and $3,434,535, respectively, in the accompanying Statements of Assets and Liabilities. Included in these amounts for the International Equity Fund are $2,793 and $3,112,473, respectively, related to forward contracts closed but not settled as of January 31, 1997.

    For the year ended January 31, 1997, Goldman Sachs earned approximately $5,000, $78,000, $304,000, $36,000, $11,000 and $66,000 of brokerage commissions from portfolio transactions executed on behalf of the Balanced, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

5.  Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.



--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

January 31, 1997


--------------------------------------------------------------------------------
6.  Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSAM or GSFM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At January 31, 1997, the Balanced, Select Equity, Growth and Income, Capital Growth and Small Cap Equity Funds had undivided interests in the repurchase agreements in the following joint account which equaled $9,200,000, $3,600,000, $26,800,000, $18,300,000 and $16,600,000,
respectively, in principal amount. At January 31, 1997, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

--------------------------------------------------------------------
Principal          Interest       Maturity                Amortized
Amount               Rate           Date                    Cost
--------------------------------------------------------------------
Bear Stearns Securities, Inc., dated 01/31/97, repurchase
   price $800,375,333 (GNMA: $26,604,837, 7.50%, 10/15/26;
   FNMA: $720,411,516, 5.50%-8.00%, 02/01/09-09/01/26;
   FHLMC: $77,372,676, 6.00%-8.00%, 04/01/98-07/01/26)
 $800,000,000        5.63%         02/03/97         $   800,000,000
Nomura Securities, Inc. dated 01/31/97, repurchase price
   $100,047,083 (GNMA: $102,007,864, 5.50%-10.25%
   01/15/20-01/20/27)
 100,000,000          5.65         02/03/97             100,000,000
Lehman Government Securities, dated 01/31/97, repurchase
   price $201,894,173 (U.S. Treasury Notes: $191,656,654,
   6.38%, 01/15/00-08/15/02; U.S. Treasury Stripped
   Securities: $14,095,535, 05/15/02-11/15/03)
 201,800,000         5.60          02/03/97             201,800,000

--------------------------------------------------------------------
 Total Joint Repurchase Agreement Account          $  1,101,800,000
--------------------------------------------------------------------

7.  Line of Credit Facility

The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Funds, except the Select Equity Fund, participate in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1997, the Funds did not have any borrowings under these facilities.

8.  Transactions With Affiliated Companies

A Fund is considered to be invested in an affiliated company if that Fund owns greater than five percent of the outstanding voting securities of such company. Transactions during the year ended January 31, 1997 which are considered to be affiliates of Small Cap Equity are as follows (dollar amounts in thousands):

                 Purchases  Sales      Realized   Dividend   Market
Affiliate Name    at Cost  Proceeds   Gain/(Loss)  Income    Value
--------------------------------------------------------------------
American Safety
Razor              $   --   $5,751     $  289     $  --      $  --
--------------------------------------------------------------------
Alpine Lace
Brands, Inc.        7,790       --         --        --      2,341
--------------------------------------------------------------------
APS Holding
Corp.              10,305      654        290        --      7,869
--------------------------------------------------------------------
J. Baker, Inc.      1,591    1,349     (1,090)       60      7,565
--------------------------------------------------------------------
Black Box, Inc.        --   23,013     14,149        --         --
--------------------------------------------------------------------
Brookstone, Inc.       --    2,722       (758)       --      5,939
--------------------------------------------------------------------
Congoleum Corp.        --    2,323       (102)       --      3,156
--------------------------------------------------------------------
Hollinger
International
Corp.                  --   10,903     (1,311)      112         --
--------------------------------------------------------------------
International Post
Ltd.                   --    2,215     (3,933)       --      1,729
--------------------------------------------------------------------
Morningstar
Group Inc.             --   12,216      6,346        --         --
--------------------------------------------------------------------
Mortons
Restaurant
Group, Inc.            --    4,106      1,625        --      6,439
--------------------------------------------------------------------
Opinion Research
Corp.                  --       --         --        --      2,022
--------------------------------------------------------------------
Pegasus
Communications
Corp.               3,697       --         --        --      3,224
--------------------------------------------------------------------
Platinum
Entertainment
Corp.               3,354       --         --        --      2,675
--------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  Other Matters

As of January 31, 1997, Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 14% of the outstanding shares of the Select Equity Fund.

10.  Certain Reclassifications

In accordance with Statement of Position 93-2, the Balanced, Select Equity, Growth and Income, International Equity and Asia Growth Funds have reclassified $13,068, $9,549, $18,764, $302,042 and $31,712, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Small Cap Equity Fund has reclassified $1,532,848 from accumulated net realized gains on investments to accumulated net investment loss and $18,742 from paid-in capital to accumulated net investment loss. The Select Equity Fund reclassified $40,540 from accumulated net realized gains on investments to distributions in excess of net investment income. The International Equity Fund and the Asia Growth Fund have reclassified $205,942 and $338,857 from accumulated net realized foreign currency loss to distributions in excess of net investment income, respectively. The Asia Growth Fund also reclassified $377,435 from accumulated net realized gains on investments to distributions in excess of net investment income. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds' capital accounts on a tax basis.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

January 31, 1997


--------------------------------------------------------------------------------

11.  Summary of Share Transactions

Share activity for the year ended January 31, 1997 is as follows:

                                    Balanced Fund           Select Equity Fund         Growth and Income Fund
------------------------------------------------------------------------------------------------------------------
                                     Shares       Dollars       Shares       Dollars       Shares       Dollars
                             -------------------------------------------------------------------------------------
Class A shares
Shares sold                       1,529,469   $27,172,279    3,862,697   $81,642,386     5,616,082  $121,074,992
Reinvestment of dividends
   and distributions                310,437     5,598,883      370,586     8,175,333     2,390,917   52,287,188
Shares repurchased                 (446,535)   (7,533,272)  (1,109,202)  (23,823,146)   (3,328,038) (72,163,062)
                             -------------------------------------------------------------------------------------
                                  1,393,371    25,237,890    3,124,081    65,994,573     4,678,961  101,199,118
                             -------------------------------------------------------------------------------------
Class B shares
Shares sold                         109,171     2,001,768      733,802    15,946,016       729,877   16,222,639
Reinvestment of dividends
   and distributions                  5,284        95,768       24,314       535,407        35,976      787,421
Shares repurchased                   (1,795)      (32,396)     (13,894)     (310,118)      (14,764)    (340,546)
                             -------------------------------------------------------------------------------------
                                    112,660     2,065,140      744,222    16,171,305       751,089   16,669,514
                             -------------------------------------------------------------------------------------
Institutional shares
Shares sold                              --            --    3,151,881    66,277,175         8,228      186,173
Reinvestment of dividends
   and distributions                     --            --      275,197     6,102,331            92        2,020
Shares repurchased                       --            --     (363,536)   (7,991,198)           --           --
                             -------------------------------------------------------------------------------------
                                         --            --    3,063,542    64,388,308         8,321      188,193
                             -------------------------------------------------------------------------------------
Service shares
Shares sold                              --            --      154,590     3,344,141       134,652    2,879,042
Reinvestment of dividends
   and distributions                     --            --        4,126        91,166        12,587      276,180
Shares repurchased                       --            --       (1,252)      (28,032)      (10,262)    (227,331)
                             -------------------------------------------------------------------------------------
                                         --            --      157,464     3,407,275       136,977    2,927,891
                             -------------------------------------------------------------------------------------

Net increase (decrease)  in
   shares                         1,506,031   $27,303,030    7,089,309  $149,961,461     5,575,348  $120,984,716
                             =====================================================================================
                              Capital Growth Fund
-------------------------------------------------------
                                  Shares       Dollars
                             --------------------------
Class A shares
Shares sold                     4,677,047  $73,029,007
Reinvestment of dividends
   and distributions            5,870,272   89,898,521
Shares repurchased            (14,635,348) (229,277,58)
                             ----------------------------
                               (4,088,029) (66,350,058)
                             ----------------------------
Class B shares
Shares sold                       188,331    2,979,890
Reinvestment of dividends
   and distributions               12,408      190,353
Shares repurchased                 (7,499)    (122,231)
                             ----------------------------
                                  193,240    3,048,012
                             ----------------------------
Institutional shares
Shares sold                            --           --
Reinvestment of dividends
   and distributions                   --           --
Shares repurchased                     --           --
                             ----------------------------

                             ----------------------------
Service shares
Shares sold                            --           --
Reinvestment of dividends
   and distributions                   --           --
Shares repurchased                     --           --
                             ----------------------------
                                       --           --
                             ----------------------------

Net increase (decrease) in
   shares                      (3,894,789) $(63,302,046)
                             ============================


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              Small Cap Equity Fund    International Equity Fund        Asia Growth Fund
----------------------------------------------------------------------------------------------------------------
                                 Shares       Dollars        Shares      Dollars        Shares       Dollars
                            ------------------------------------------------------------------------------------
Class A shares
Shares sold                   2,508,268   $52,353,524    12,103,239  $230,847,197     7,588,351  $124,281,405
Reinvestment of dividends
   and distributions             475,255    9,732,097       241,377     4,749,851        11,669       184,607
Shares repurchased            (4,697,902) (94,933,279)   (3,820,157)  (72,226,935)   (3,945,614) (63,723,269)
                            ------------------------------------------------------------------------------------
                              (1,714,379) (32,847,658)    8,524,459   163,370,113     3,654,406    60,742,743
                            ------------------------------------------------------------------------------------
Class B shares
Shares sold                      173,849    3,765,689     1,000,064    19,327,085       210,879     3,433,876
Reinvestment of dividends
   and distributions               7,086      144,474         7,924       155,475           279         4,391
Shares repurchased                (4,391)     (91,616)      (10,181)     (198,263)       (4,771)      (76,391)
                            ------------------------------------------------------------------------------------
                                 176,544    3,818,547       997,807    19,284,297       206,387     3,361,876
                            ------------------------------------------------------------------------------------
Institutional shares
Shares sold                           --           --     3,657,119    70,627,799     1,041,822    16,733,545
Reinvestment of dividends
   and distributions                  --           --        28,973       572,219         2,040        32,281
Shares repurchased                    --           --      (161,923)   (3,153,741)     (228,363)   (3,651,351)
                            ------------------------------------------------------------------------------------
                                      --           --     3,524,169    68,046,277       815,499    13,114,475
                            ------------------------------------------------------------------------------------
Service shares
Shares sold                           --           --        34,686       673,880            --            --
Reinvestment of dividends
   and distributions                  --           --           200         3,947            --            --
Shares repurchased                    --           --           (56)       (1,098)           --            --
                            ------------------------------------------------------------------------------------
                                      --           --        34,830       676,729            --            --
                            ------------------------------------------------------------------------------------

Net increase (decrease) in
   shares                    (1,537,835)  $(29,029,111)  13,081,265  $251,377,416     4,676,292  $77,219,094
                           =====================================================================================

    Share activity for the year ended January 31, 1996 is as follows:

                                     Select Equity Fund
-------------------------------------------------------------
                                      Shares         Dollars
                                ------------- ---------------
Class A shares
Shares sold                        2,479,285     $44,569,920
Reinvestment of dividends and        161,481
   distributions                                   3,032,597
Shares repurchased                (2,578,247)    (45,692,944)
                                ------------- ---------------
                                      62,519       1,909,573
                                ------------- ---------------
Institutional shares
Shares sold                        3,220,915       57,579,398
Reinvestment of dividends and
   distributions                      97,993        1,847,978
Shares repurchased                   (30,492)        (567,188)
                                ------------- ----------------
                                   3,288,416      $58,860,188
                                ------------- ----------------
Net increase                       3,350,935      $60,769,761
                                ============= ================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

------------------------------------------------------------------------------------------------------------------------------
                                                          Income (loss) from                    Distributions to
                                                       investment operations/h/                   shareholders
                                                   -------------------------------  ------------------------------------------
                                                                    Net realized                     From
                                                                   and unrealized                net realized
                                      Net asset                    gain (loss) on     From          gain on      In excess
                                        value,          Net         investments,       net        investment       of net
                                      beginning      investment     options and     investment    and futures    investment
                                      of period        income         futures         income     transactions      income
                                     -----------------------------------------------------------------------------------------
                                                                             BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................    $17.31         $0.66           $2.47         $(0.66)       $(1.00)           --
1997 - Class B Shares/b/.............     17.46          0.42            2.34          (0.42)        (1.00)          (0.07)
1996 - Class A Shares................     14.22          0.51            3.43          (0.50)        (0.35)           --

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/d/.............     14.18          0.10            0.02          (0.08)       --                --
                                                      Net asset
                                      Net increase      value,                      Portfolio        Average
                                         in net         end of        Total          turnover       commission
                                       asset value      period      return/a/          rate          rate/g/
                                     ---------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................     $1.47         $18.78         18.59%         208.11/f/      $.0587
1997 - Class B Shares(b).............      1.27          18.73         16.22/c/       208.11/f/       .0587
1996 - Class A Shares................      3.09          17.31         28.10          197.10/f/         --

For the Period Ended January 31,
-------------------------------------
1995 - Class A Shares/d/.............      0.04          14.22          0.87/c/       14.71/c/          --
                                                                                               Ratio assuming no
                                                                                            voluntary waiver of fees
                                                                                             or expense limitations
                                                                                         -------------------------------
                                            Net            Ratio of       Ratio of net                    Ratio of net
                                         assets at           net           investment       Ratio of       investment
                                           end of        expenses to       income to      expenses to     income (loss)
                                           period        average net      average net       average        to average
                                         (in 000s)          assets           assets        net assets      net assets
                                     -----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................      $81,410          1.00%           3.76%            1.77%            2.99%
1997 - Class B Shares/b/.............        2,110          1.75/e/         2.59/e/          2.27/e/          2.07/e/
1996 - Class A Shares................       50,928          1.00            3.65             1.90             2.75

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/d/.............        7,510         1.00/e/         3.39/e/           8.29/e/         (3.90)/e/

--------------------------
/a/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/b/ For the period from May 1, 1996 (commencement of operations) to January 31, 1997.
/c/  Not annualized.
/d/ For the period from October 12, 1994 (commencement of operations) to January 31, 1995.
/e/  Annualized.
/f/  Includes the effect of mortgage dollar roll transactions.
/g/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/h/  Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
(The accompanying notes are an integral part of these financial statements.)

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

----------------------------------------------------------------------------------------------------------------------------

                                                               Income (loss) from                 Distributions to
                                                           investment operations/(h)/               shareholders
                                                           ==========================   ====================================
                                                                        Net realized                  From
                                                                      and unrealized              net realized
                                                 Net asset             gain (loss) on    From        gain on      In excess
                                                  value,      Net       investments,     net        investment     of net
                                                beginning  investment   options and   investment    and futures   investment
                                                 of period   income       futures       income     transactions    income
                                                 ============================================================================
                                                                                  SELECT EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares ........................      19.66     $0.16        $4.46        $(0.16)        $(0.80)         --
1997 - Class B Shares/(f)/....................      20.44      0.04         3.70         (0.04)         (0.80)       (0.16)
1997 - Institutional Shares ..................      19.71      0.30         4.51         (0.28)         (0.80)         --
1997 - Service Shares/(f)/....................      21.02      0.13         3.15         (0.13)         (0.80)       (0.10)
1996 - Class A Shares ........................      14.61      0.19         5.43         (0.16)         (0.41)         --
1996 - Institutional Shares/(d)/..............      16.97      0.16         3.23         (0.24)         (0.41)         --
1995 - Class A Shares ........................      15.93      0.20        (0.38)        (0.20)         (0.94)         --
1994 - Class A Shares ........................      15.46      0.17         2.08         (0.17)         (1.61)         --
1993 - Class A Shares ........................      15.05      0.22         0.41         (0.22)            --          --

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/....................      14.17      0.11         0.88         (0.11)            --          --

------------------------------------------------------------------------------------------------------------

                                         Net        Net                                               Net
                                       increase    asset                                             assets
                                      (decrease)   value,                Portfolio     Average       end of
                                        in net     end of    Total        turnover    commission     period
                                      asset value  period   return/(a)/     rate       rate/(g)/    (in 000s)
                                      ======================================================================
                                                               SELECT EQUITY FUND
------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===============================
1997 - Class A Shares ..............     $3.66     $23.32      23.75%         37.28%    $.0417       $225,968
1997 - Class B Shares/(f)/..........      2.74      23.18      18.59/(b)/     37.28      .0417         17,258
1997 - Institutional Shares ........      3.73      23.44      24.63          37.28      .0417        148,942
1997 - Service Shares/(f)/..........      2.25      23.27      15.92/(b)/     37.28      .0417          3,666
1996 - Class A Shares ..............      5.05      19.66      38.63          39.35        --         129,045
1996 - Institutional Shares/(d)/....      2.74      19.71      20.14/(b)/     39.35/(b)/   --          64,829
1995 - Class A Shares ..............     (1.32)     14.61      (1.10)         56.18        --          94,968
1994 - Class A Shares ..............      0.47      15.93      15.12          87.73        --          92,769
1993 - Class A Shares ..............      0.41      15.46       4.30         144.93        --         117,757

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/............    0.88      15.05       7.01/(b)/    135.02(c)     --         151,142

                                                                              Ratios assuming no
                                                                            voluntary waiver of fees
                                                                             or expense limitations
                                                                            -------------------------
                                                    Ratio of   Ratio of net              Ratio of net
                                                      net       investment   Ratio of     investment
                                                    expenses    income to   expenses to    income
                                                   to average  average net   average      to average
                                                     assets      assets     net assets    net assets
                                                   ==================================================
                                                                   SELECT EQUITY FUND
-----------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares ........................      1.29%       0.91%        1.53%         0.67%
1997 - Class B Shares/(f)/....................      1.83/(c)/   0.06/(c)/    2.00/(c)/    (0.11)/(c)/
1997 - Institutional Shares ..................      0.65        1.52         0.85          1.32
1997 - Service Shares/(f)/....................      1.15/(c)/   0.69/(c)/    1.35/(c)/     0.49/(c)/
1996 - Class A Shares ........................      1.25        1.01         1.55          0.71
1996 - Institutional Shares/(d)/..............      0.65/(c)/   1.49/(c)/    0.96/(c)/     1.18/(c)/
1995 - Class A Shares ........................      1.38        1.33         1.63          1.08
1994 - Class A Shares ........................      1.42        0.92         1.67          0.67
1993 - Class A Shares ........................      1.28        1.30         1.53          1.05

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/....................      1.57/(c)/   1.24/(c)/    1.82/(c)/     0.99/(c)/

--------------
/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from June 15, 1995 (commencement of operations) to January
     31, 1996.
/(e)/ For the period from May 24, 1991 (commencement of operations) to January
     31, 1992.
/(f)/ For the period from May 1 and June 7, 1996 (commencement of operations) to
     January 31, 1997 for Class B and Service shares, respectively.
/(g)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(h)/ Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                                                  Income (loss) from
                                                      investment
                                                    operations/(h)/         Distributions to shareholders
                                                ======================  =====================================
                                                               Net
                                                            realized
                                                              and                     From net
                                         Net                unrealized                realized
                                        asset              gain(loss)                   gain          In                       Net
                                       value,                  on                        on         excess                  Increase
                                      beginning    Net     investments   From net    investment     of net     Additional    in net
                                         of     investment    and       investment   and option    investment    paid-in     asset
                                       period    income     options       income    transactions    income       capital     value
                                     ===============================================================================================

                                                                         GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............    $19.98     $0.35      $5.18       $(0.35)       $(1.97)     $ (0.01)      $  --      $3.20
1997 - Class B Shares/(f)/ ........     20.82      0.17       4.31        (0.17)        (1.97)       (0.06)         --       2.28
1997 - Institutional Shares/(f)/ ..     21.25      0.29       3.96        (0.30)        (1.97)       (0.04)         --       1.94
1997 - Service Shares/(f)/ ........     20.71      0.28       4.50        (0.28)        (1.97)       (0.07)         --       2.46
1996 - Class A Shares .............     15.80      0.33       4.75        (0.30)        (0.60)         --           --       4.18
1995 - Class A Shares .............     15.79      0.20/(b)/  0.30/(b)/   (0.20)        (0.33)       (0.07)       0.11/(b)/  0.01
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........     14.18      0.15       1.68        (0.15)        (0.06)       (0.01)         --       1.61


                                                                                                 Ratio of      Ratio of
                                                                                      Net          net           net
                                        Net                                          assets      expenses     investment
                                       asset                                           at          to         income to
                                       value     Total     Portfolio    Average      end of      average       average
                                      end of     return    turnover    commission    period        net           net
                                      period     /(a)/       rate       rate/(g)/   (in 000s)     assets       assets
                                     ===================================================================================
                                                                   GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............    $23.18     28.42%     53.03%      $.0586      $615,103     1.22%        1.60%
1997 - Class B Shares/(f)/ ........     23.10     22.23/(d)/ 53.03        .0586        17,346     1.93/(e)/    0.15/(e)/
1997 - Institutional Shares/(f)/ ..     23.19     20.77/(d)/ 53.03        .0586           193     0.82/(e)/    1.36/(e)/
1997 - Service Shares/(f)/ ........     23.17     23.87/(d)/ 53.03        .0586         3,174     1.32/(e)/    0.94/(e)/
1996 - Class A Shares .............     19.98     32.45      57.93        --          436,757     1.20         1.67
1995 - Class A Shares .............     15.80      3.97      71.80        --          193,772     1.25         1.28
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........     15.79     13.08/(d)/102.23/(d)/   --           41,528     1.25/(e)/    1.23/(e)/



                                                   Ratios assuming no
                                                voluntary waiver of fees
                                                 or expense limitations
                                            =================================
                                                                 Ratio of
                                              Ratio of         net investment
                                              expenses          income (loss)
                                             to average          to average
                                             net assets          net assets
                                            =================================
                                                 GROWTH AND INCOME FUND
-----------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............            1.43%                1.39%
1997 - Class B Shares/(f/) ........            1.93/(e)/            0.15/(e)/
1997 - Institutional Shares/(f)/ ..            0.82/(e)/            1.36/(e)/
1997 - Service Shares/(f)/ ........            1.32/(e)/            0.94/(e)/
1996 - Class A Shares .............            1.45                 1.42
1995 - Class A Shares .............            1.58                 0.95
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........            3.24/(e)/           (0.76)/(e)/

----------------------------------
/(a)/Assumes investment at the net asset v alue at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/Calculated based on the average shares outstanding methodology.
/(c)/For the period from February 5, 1993 (commencement of operations) to
     January 31, 1994.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For the period from March 6, May 1 and June 3, 1996 (commencement of operations) to January 31, 1997 for Service, Class B and Institutional shares, respectively.
/(g)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(h)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Income (loss) from
                                                           investment operations/(g)/         Distributions to shareholders
                                                         ===========================  =============================================
                                                                       Net realized
                                                                      and unrealized                   From net
                                              Net asset               gain (loss) on                 realized gain     In excess
                                               value,        Net       investments,    From net     on investments,      of net
                                              beginning   investment   options and    investment        options        investment
                                              of period     income       futures        income        and futures        income
                                            =======================================================================================
                                                                                 CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................       $14.91        $0.10        $3.56         $ (0.10)       $ (1.72)         $(0.02)
1997 - Class B Shares(b).................        15.67         0.01         2.81           (0.01)         (1.72)          (0.09)
1996 - Class A Shares....................        13.67         0.12         3.93           (0.12)         (2.69)             --
1995 - Class A Shares....................        15.96         0.03        (0.69)          (0.01)         (1.62)             --
1994 - Class A Shares....................        14.64         0.02         2.40           (0.01)         (1.07)          (0.02)
1993 - Class A Shares....................        13.65         0.06         2.28           (0.07)         (1.28)             --
1992 - Class A Shares....................        11.10         0.28         2.90           (0.31)         (0.32)             --

For the Period Ended January 31,
================================
1991 - Class A Shares/(c)/...............        11.34         0.34        (0.27)          (0.31)            --              --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Net
                                             Net increase     Net asset                                               assets at
                                              (decrease)        value,                  Portfolio       Average         end of
                                                in net          end of        Total     turnover       commission       period
                                              asset value       period      return/(a)/   rate          rate/(f)/     (in 000s)
                                            =======================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................      $1.82            $16.73        25.97%       52.92%        $.0563           $920,646
1997 - Class B Shares(b).................       1.00             16.67        19.39/(d)/   52.92          .0563              3,221
1996 - Class A Shares....................       1.24             14.91        30.45        63.90           --              881,056
1995 - Class A Shares....................      (2.29)            13.67        (4.38)       38.36           --              862,105
1994 - Class A Shares....................       1.32             15.96        16.89        36.12           --              833,682
1993 - Class A Shares....................       0.99             14.64        18.01        58.93           --              665,976
1992 - Class A Shares....................       2.55             13.65        29.31        48.93           --              500,307

For the Period Ended January 31,
================================
1991 - Class A Shares(c).................      (0.24)            11.10         0.84/(d)/   35.63/(d)/      --              437,533
-------------------------------------------------------------------------------------------------------------
                                                                                        Ratios assuming no
                                                                                     voluntary waiver of fees
                                                                                   =============================

                                               Ratio of        Ratio of net                     Ratio of net
                                                  net           investment        Ratio of       investment
                                              expenses to    income (loss) to   expenses to    income (loss)
                                              average net        average          average        to average
                                                assets          net assets       net assets      net assets
                                            ====================================================================

----------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................        1.40%           0.62%           1.65%            0.37%
1997 - Class B Shares/(b)/.................      2.15/(e)/      (0.39)/(e)/      2.15/(e)/       (0.39)/(e)/
1996 - Class A Shares....................        1.36            0.65            1.61             0.40
1995 - Class A Shares....................        1.38            0.16            1.63            (0.09)
1994 - Class A Shares....................        1.38            0.13            1.63            (0.12)
1993 - Class A Shares....................        1.41            0.42            1.66             0.17
1992 - Class A Shares....................        1.53            2.09            1.78             1.84

For the Period Ended January 31,
--------------------------------
1991 - Class A Shares/(c)/...............        1.27/(d)/       3.24/(d)/       1.47/(d)/        3.04/(d)/

--------------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to
     January 31, 1997.
/(c)/For the period from April 20, 1990 (commencement of operations) to January
     31, 1991.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period



--------------------------------------------------------------------------------


                                                   Income (loss) from                     Distributions to
                                                investment  operations/(g)/                  shareholders
                                                ===========================   =======================================
                                                                                            From          In excess
                                                                                             net              of
                                                             Net realized                  realized        realized        Net
                                                            and unrealized                 gain on         gains on      increase
                                     Net asset      Net     gain (loss) on     From       investment,     investment    (decrease)
                                       value,    investment  investments,       net       option and      option and      in net
                                     beginning     income    options and     investment    futures         futures        asset
                                     of period     (loss)      futures         income    transactions    transactions     value
                                     ==============================================================================================

                                                      SMALL CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===================================
1997 - Class A Shares .............  $17.29        $(0.21)      $4.92        $   -        $(1.09)        $   -            $3.62
1997 - Class B Shares/(b)/.........   20.79         (0.11)       1.21            -         (1.09)            -             0.01
1996 - Class A Shares .............   16.14         (0.23)       1.39            -         (0.01)            -             1.15
1995 - Class A Shares .............   20.67         (0.07)      (3.53)           -         (0.69)          (0.24)         (4.53)
1994 - Class A Shares .............   16.68         (0.04)       5.03            -         (1.00)            -             3.99

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........   14.18          0.03        2.50          (0.03)        -               -             2.50

----------------------------------------------------------------------------------------------------
                                   Net asset                                           Net assets
                                     value,                   Portfolio    Average      at end of
                                     end of      Total        turnover    commission     period
                                     period    return/(a)/      rate       rate/(f)/    (in 000s)
                                   ================================================================

                                                        SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===================================
1997 - Class A Shares .............  $20.91     27.28%          99.46%       $.0461       $212,061

1997 - Class B Shares/(b)/.........   20.80     5.39/(d)/       99.46         .0461          3,674
1996 - Class A Shares .............   17.29     7.20            57.58           -          204,994
1995 - Class A Shares .............   16.14   (17.53)           43.67           -          319,487
1994 - Class A Shares .............   20.67    30.13            56.81           -          261,074

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........   16.68    17.86/(d)/        7.12/( e)/     -           59,339

---------------------------------------------------------------------------------------------
                                                                      Ratios assuming no
                                                                   voluntary waiver of fees
                                                    Ratio of      ===========================
                                      Ratio of        net                        Ratio of
                                         net       investment      Ratio of         net
                                       expenses      income        expenses      investment
                                      to average     (loss) to    to average      loss to
                                         net       average net       net        average net
                                       assets        assets         assets        assets
                                      =======================================================

                                                    SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------
For the Year Ended January 31,
===================================
1997 - Class A Shares .............     1.60%         (0.72)%        1.85%        (0.97)%
1997 - Class B Shares/(b)/.........     2.35/(e)/     (1.63)/(e)/    2.35/(e)/    (1.63)/(e)/
1996 - Class A Shares .............     1.41          (0.59)         1.66         (0.84)
1995 - Class A Shares .............     1.53          (0.53)         1.78         (0.78)
1994 - Class A Shares .............     1.60          (0.45)         1.85         (0.70)

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........     1.65/(e)/      0.62/(e)/     2.70/(e)/    (0.43)/(e)/

------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to January 31,
     1997.
/(c)/For the period from October 22, 1992 (commencement of operations) to
     January 31, 1993.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                                                                Income (loss) from                           Distributions
                                                             investment operations/(g)/                     to shareholders
                                                  ================================================= ==============================
                                                                        Net          Net realized                       From net
                                                                     realized       and unrealized                      realized
                                                                  and unrealized      gain (loss)                        gain on
                                      Net asset                   gain (loss) on      on foreign       From            investment,
                                       value,          Net         investments,        currency         net            option and
                                      beginning    investment         options          related      investment           futures
                                      of period   income (loss)     and futures      transactions     income          transactions
                                      ============================================================================================
                                                                       INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
=====================================
1997 - Class A Shares...............    $17.20        $0.10             $3.51            $(1.28)        $  --             $(0.21)
1997 - Class B Shares/(e)/..........     18.91        (0.06)             0.94             (0.34)           --              (0.21)
1997 - Institutional Shares/(e)/....     17.45         0.04              3.39             (1.24)         (0.03)            (0.21)
1997 - Service Shares/(e)/..........     17.70        (0.02)             2.95             (1.08)           --              (0.21)
1996 - Class A Shares ..............     14.52         0.13              2.58              1.42          (0.58)            (0.87)
1995 - Class A Shares...............     18.10         0.06             (3.04)            (0.01)           --              (0.59)
1994 - Class A Shares...............     14.35         0.05              4.08             (0.38)           --                --

For the Period Ended January 31,
=====================================
1993 - Class A Shares/(b)/..........     14.18        (0.01)             0.29             (0.11)           --                --

---------------------------------------------------------------------------------------------------------------------------
                                              Net
                                           increase      Net asset
                                          (decrease)      value,                   Portfolio    Average    Net assets at
                                         in net asset     end of         Total     turnover   commission   end of period
                                             value        period      return/(a)/    rate       rate/(f)/    (in 000s)
                                         ==================================================================================

---------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
========================================
1997 - Class A Shares...................  $  2.12         $19.32       13.48%        38.01%       $.0318       $536,283
1997 - Class B Shares/(e)/..............     0.33          19.24        2.83/(c)/    38.01         .0318         19,198
1997 - Institutional Shares/(e)/........     1.95          19.40       12.53/(c)/    38.01         .0318         68,374
1997 - Service Shares/(e)/..............     1.64          19.34       10.42/(c)/    38.01         .0318            674
1996 - Class A Shares ..................     2.68          17.20       28.68         68.48          --          330,860
1995 - Class A Shares...................    (3.58)         14.52      (16.65)        84.54          --          275,086
1994 - Class A Shares...................     3.75          18.10       26.13         60.04          --          269,091

For the Period Ended January 31,
========================================
1993 - Class A Shares/(b)/..............     0.17          14.35        1.23/(c)/     0.00          --           66,063

-----------------------------------------------------------------------------------------------------
                                                                            Ratios assuming no
                                                                       voluntary waiver of fees or
                                                                           expense limitations
                                                                      ===============================

                                                         Ratio of net                   Ratio of
                                            Ratio of      investment                 net investment
                                              net           income       Ratio of        income
                                          expenses to     (loss) to      expenses        (loss)
                                          average net    average net    to average     to average
                                             assets         assets      net assets     net assets
                                        =============================================================

-----------------------------------------------------------------------------------------------------
For the Year Ended January 31,
========================================
1997 - Class A Shares...................     1.69%        (0.07)%          1.88%         (0.26)%
1997 - Class B Shares/(e)/..............     2.23/(d)/    (0.97)/(d)/      2.38/(d)/     (1.12)/(d)/
1997 - Institutional Shares/(e)/........     1.10/(d)/     0.43/(d)/       1.25/(d)/      0.28/(d)/
1997 - Service Shares/(e)/..............     1.60/(d)/    (0.40)/(d)/      1.75/(d)/     (0.55)/(d)/
1996 - Class A Shares ..................     1.52          0.26            1.77           0.01
1995 - Class A Shares...................     1.73          0.40            1.98           0.15
1994 - Class A Shares...................     1.76          0.51            2.01           0.26

For the Period Ended January 31,
========================================
1993 - Class A Shares/(b)/..............     1.80/(d)/    (0.42)/(d)/      2.58/(d)/     (1.20)/(d)/

--------------------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from December 1, 1992 (commencement of operations) to
     January 31, 1993.
/(c)/Not annualized.
/(d)/Annualized.
/(e)/For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional, Service and Class B shares, respectively.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

----------------------------------------------------------------------------------------------------------------------------------
                                                                    Income (loss)                        Distributions to
                                                            from investment operations /(g)/               shareholders
                                                      --------------------------------------------- ------------------------------
                                                                                           Net
                                                                                      realized and
                                                                                       unrealized
                                              Net                        Net             gain on
                                             asset         Net       realized and        foreign
                                            value,     investment     unrealized        currency     From net        In excess
                                           beginning     income     gain(loss) on        related    investment   of net investment
                                           of period     (loss)      investments      transactions    income           income
                                          ----------------------------------------------------------------------------------------

                                                                           ASIA GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares.....................   $16.49       $ 0.06         $(0.11)         $(0.12)        $(0.01)      $ --
1997 - Class B Shares/(e)/................    17.31        (0.05)         (0.48)          (0.51)          --          (0.03)
1997 - Institutional Shares/(e)/..........    16.61         0.04          (0.11)          (0.11)         (0.04)       (0.06)
1996 - Class A Shares.....................    13.31         0.17           3.44           (0.12)         (0.17)       (0.14)

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/(b)/................    14.18         0.11          (0.89)           0.01          (0.10)        --


------------------------------------------------------------------------------------------------------------------------------
                                             Net
                                           increase       Net
                                          (decrease)     asset
                                            in net       value,                  Portfolio      Average      Net assets at
                                            asset        end of       Total      turnover      commission    end of period
                                            value        period    return/(a)/     rate         rate/(f)/        (000s)
                                          ------------------------------------------------------------------------------------

                                                                           ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares.....................  $(0.18)      $16.31     (1.01)%        48.40%       $.0151           $263,014
1997 - Class B Shares/(e)/................   (1.07)       16.24     (6.02)/(c)/    48.40         .0151              3,354
1997 - Institutional Shares/(e)/..........   (0.28)       16.33     (1.09)/(c)/    48.40         .0151             13,322
1996 - Class A Shares.....................    3.18        16.49     26.49          88.80          --              205,539

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/(b)/................   (0.87)       13.31     (5.46)/(c)/    36.08/(c)/     --              124,298


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Ratios assuming no
                                                                                                       voluntary waiver of fees
                                                                                                         or expense limitations
                                                                                                      ------------------------------
                                                                             Ratio          Ratio                       Ratio
                                                                            of net          of net      Ratio of        of net
                                                                          expenses to     investment    expenses      investment
                                                        Net assets at       average      income(loss)  to average    income(loss)
                                                        end of period         net         to average       net        to average
                                                            (000s)          assets        net assets     assets       net assets
                                                     -------------------------------------------------------------------------------

                                                         ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares................................       $263,014         1.67%          0.20%          1.87%          0.00%
1997 - Class B Shares/(e)/...........................          3,354         2.21/(d)/     (0.56)/(d)/     2.37/(d)/     (0.72)/(d)/
1997 - Institutional Shares/(e)/.....................         13,322         1.10/(d)/      0.54/(d)/      1.26/(d)/      0.38/(d)/
1996 - Class A Shares................................        205,539         1.77           1.05           2.02           0.80

For the Period Ended January 31,
--------------------------------

1995 - Class A Shares/(b)/...........................        124,298         1.90/(d)/      1.83/(d)/      2.38/(d)/      1.35/(d)/

--------------------------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 2 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g)  Includes the balancing effect of calculating per share amounts.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Goldman Sachs Equity Portfolios, Inc.:

   We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Equity Portfolios, Inc. (a Maryland Corporation), comprising the Balanced Fund, Select Equity Fund, Growth and Income Fund, Capital Growth Fund, Small Cap Equity Fund, International Equity Fund and Asia Growth Fund, including the statements of investments, as of January 31, 1997 and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Equity Portfolios, Inc. as of January 31, 1997 the results of their operations and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 15, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------  ----------------------------------------









                     [This Page Intentionally Left Blank]









--------------------------------------  ----------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Equity Portfolios, Inc. Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

Goldman Sachs
One New York Plaza
New York, NY 10004

Directors
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

The Goldman Sachs
Equity Portfolios

-------------------

Annual Report
January 31, 1997

Goldman Sachs Balanced Fund
Goldman Sachs Select Equity Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Small Cap Equity Fund
Goldman Sachs International Equity Fund
Goldman Sachs Asia Growth Fund

[LOGO OF GOLDMAN SACHS APPEARS HERE]

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

  We are pleased to have the opportunity to discuss the performance and holdings of the Goldman Sachs Mid-Cap Equity Fund for the 12 months ended January 31, 1997. The U.S. equity market rewarded investors with excellent returns once again in 1996, with the Goldman Sachs Mid-Cap Equity Fund outperforming its benchmark by a wide margin during the period under review. To help put the fund's performance in perspective, we will also provide a brief overview of the economic and investment environment.

OBJECTIVE AND INVESTMENT APPROACH

  The Goldman Sachs Mid-Cap Equity Fund seeks long-term capital growth primarily by investing at least 65% of its total assets in equities with market capitalizations of between $500 million and $7 billion at the time of investment. However, the fund currently intends to emphasize investments in companies with market capitalizations of under $5 billion at the time of investment. The fund is managed with a value style, which means we focus on companies whose stocks we believe are inexpensive relative to their expected long-term earnings growth and their asset value. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach. Though we are not sector investors, we closely monitor the fund's sector and industry exposures compared with the benchmark in an effort to avoid unintentional over- or underweightings.

MID-CAPS PERFORMED WELL, BUT LAGGED LARGE-CAPS

  The U.S. stock market surged to record levels during the period under review, rising an impressive 26.3% (as measured by the Standard & Poor's 500 stock index). After a run-up from January through mid-February, market volatility notably increased, as investor sentiment vacillated between two contradictory concerns. With some economic news, investors feared that the economy was growing too quickly, making higher inflation a possibility, while other news caused them to worry that the economy was slowing, putting earnings at risk. In May, investors briefly overcame their fears and sent the market higher, but their concerns quickly reemerged and caused the market to settle into another choppy trading range that culminated in a sharp sell-off in July. However, stock prices rebounded throughout the second half of the period, as investors became more confident that the environment of low inflation, moderate economic growth and healthy corporate earnings would persist. Though small-cap stocks led the market during the first half of the year, the post-July rally was dominated by a handful of large-cap, growth companies.

  During the period, the mid-cap sector of the stock market recorded a total return of 20.9% (as measured by the Russell Midcap index), lagging its larger peers but slightly outperforming small-cap stocks, which rose 19.0% (as measured by the Russell 2000 index). The divergence between the performance of the different stock capitalizations was primarily a reflection of investors "flight to quality" in the uncertain market, with investors favoring large-cap growth companies that were highly liquid.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

ECONOMIC GROWTH REBOUNDED AFTER A WEAK START, THEN MODERATED

  When the period began, lackluster consumer spending, harsh winter weather and the General Motors strike restrained economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated even more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

  The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP slowing to 2.1%, largely due to lackluster consumer spending and a widening U.S. trade deficit. This slowdown proved to be temporary, however, as a wide range of economic reports pointed toward renewed strength from October through December. Fourth-quarter real GDP growth was revised to 3.9% (annualized), reflecting a narrowing trade deficit, rising consumer spending and accelerating manufacturing activity. In January 1997, the economic data suggested that the economy's advance was continuing. Despite firm growth, underlying inflation remained surprisingly mild. For all of 1996, consumer prices rose only 2.9%.

  The U.S. Federal Reserve cut the Federal funds rate by 25 basis points in January 1996, just prior to the start of the period. Though stronger than expected growth shifted investor expectations from further Federal Reserve interest rate cuts to potential tightening, the Fed then left rates unchanged. As of January 31, 1997, the Federal funds rate remained at 5.25%.

PERFORMANCE REVIEW: STRONG OUTPERFORMANCE, LED BY OUR TECHNOLOGY, FINANCIAL AND ENERGY STOCKS

  For the 12-month period ended January 31, 1997, the Goldman Sachs Mid-Cap Equity Fund had a total return of 25.63% based on net asset value, significantly outperforming the 20.90% total return of the fund's benchmark, the Russell Midcap Index. We are also pleased to note that the fund fared very well compared with its peers. For the 12-month period ended January 31, 1997, the fund ranked within the top 20% of the Lipper mid-cap fund category (30th of 157), according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

  The fund's strong results came primarily during the second half of the period, and can be attributed to successful stock selection. The best performing stocks came from a wide range of sectors, with technology, financial and energy-related investments performing particularly well. In addition, the fund benefited from several of its positions in consumer nondurables, a sector that had been underweighted early in the period and subsequently increased.

  The fund's top performers included a number of manufacturers of computer-related components. For example, we took advantage of the slump in technology stocks in early 1996 by establishing a position in TERADYNE, INC., a manufacturer of semiconductor testing equipment, at an extremely inexpensive price. The stock then rebounded much faster than we anticipated in advance of the turnaround of the semiconductor cycle. Other successful holdings in the sector were the best performing initial public offering of 1996, CYMER, INC., a producer of excimer lasers used to etch semiconductors, and SEAGATE TECHNOLOGY, INC., the world's largest independent disk-drive maker. Seagate Technology spent much of the past year

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

integrating its acquisition of Conner Peripherals, Inc., which gave it a dominant market share and made it the most vertically integrated hard disk-drive manufacturer. By the end of the period, we sold the fund's position in Cymer and reduced Teradyne and Seagate Technology as they appreciated and became less undervalued.

  In the financial sector, several of our bank and insurance holdings performed extremely well. Bank stocks included GREENPOINT FINANCIAL CORP., which reported strong demand for its "no-documentation" and "low-documentation" mortgages; REPUBLIC BANK OF NEW YORK CORP., which achieved an earnings improvement due to better than expected revenues and non-interest expense control; and STANDARD FED BANCORPORATION, a Michigan-based thrift that is in the process of being acquired, which we sold after it reached our target price. In the insurance industry, OLD REPUBLIC INTERNATIONAL CORP. enhanced shareholder value in a slow premium growth environment by improving its capital management, which included a stock buyback program; USLIFE CORP. surged amid takeover speculation, and ALLMERICA FINANCIAL CORP. announced a restructuring that would combine its four units.

  The fund also benefited from several of its energy and consumer nondurable investments. TOSCO CORP., an oil refiner and distributor, continued to consolidate its market position through an ambitious acquisition strategy, and LONG ISLAND LIGHTING CO., a New York-based utility, agreed to be acquired by Brooklyn Union Gas Co. at a very attractive price. In the consumer nondurable sector, SUNBEAM CORP., a leading consumer products company, surged due to the aggressive restructuring program initiated by its new CEO; and FRUIT OF THE LOOM, INC. performed well due to increased investor recognition of its ability to improve future cash flow.

DIFFICULT INDUSTRY CONDITIONS IMPACTED SEVERAL HOLDINGS

  Fund holdings that did not fulfill our expectations included several companies that were affected by difficult industry conditions. These included GEON CORP., VISHAY INTERTECHNOLOGY, INC. and STONE CONTAINER CORP., which all suffered when their respective businesses -- chemicals, electronic capacitors, and pulp and paper products -- came under pressure due to increased competition and overcapacity. Another disappointment was CENTRAL MAINE POWER CO., which was impacted by continuing uncertainty in the regulatory environment for electric utilities. We believe that the market has overreacted to the short-term problems facing these companies and the fund continued to hold them as of the end of the period.

NEW INVESTMENTS ADDED DIVERSIFICATION

  After many holdings performed extremely well and were sold upon reaching our price targets, we initiated several new investments that we determined were very undervalued. These included two stocks that were among the fund's 10 largest positions as of the end of the period under review: INTERNATIONAL MULTIFOODS CORP. and UNICOM CORP. International Multifoods Corp., a distributor of specialty foods, has a relatively low valuation, a high degree of operating leverage and new management that is expected to improve profitability, particularly in its vending distribution business. Unicom Corp., an electric utility that operates 12 nuclear units at six sites, generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-term prospects.

  We established a major position in PERRIGO CO., the largest manufacturer of store-brand health and

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

beauty aids, over-the-counter pharmaceuticals and nutritional products. We expect Perrigo to benefit from stricter cost controls as well as its "over-the-counter switch" business, where it produces drugs that are equivalent to brand-name products after the original drug patents expire. These products are a significant new source of revenues because they command higher margins and have higher unit growth. Another new position was IMATION CORP., a spin-off of 3M Co., which manufactures products for data storage, printing and publishing, medical imaging and photography. Imation has a strong balance sheet and is using the cash flow generated by its older businesses to develop new products such as high-capacity disks.

  We significantly increased the fund's existing position in THIOKOL CORP., a defense/aerospace company that has a debt-free balance sheet, trades at a very low earnings multiple and is reducing its dependence on the federal government. As part of this strategy, Thiokol formed a joint venture to manufacture components for commercial aircraft, which will enable it to benefit from an expected upturn in the aircraft cycle.


                                 TOP 10 EQUITY HOLDINGS AS OF JANUARY 31, 1997

COMPANY                                    LINE OF BUSINESS             PERCENTAGE OF TOTAL NET ASSETS
Thiokol Corp.                      Defense/Aerospace                                             3.0%
Shopko Stores, Inc.                Discount Retailer                                             2.5%
Goodyear Tire & Rubber Co.         Tire and Rubber Products                                      2.5%
Republic Bank of New York Corp.    Bank                                                          2.5%
Long Island Lighting Co.           Electric Utilities                                            2.5%
International Multi-foods Corp.    Food Distributor                                              2.4%
Avnet, Inc.                        Electronic Components Distributor                             2.4%
USLife Corporation                 Insurance                                                     2.4%
Unicom Corp.                       Utility                                                       2.4%
Owens-Illinois, Inc.               Packaging                                                     2.4%

OUTLOOK
  As of this writing, we believe the stock market, in general, is somewhat overvalued. Though we still expect the market to achieve positive results in 1997, its returns are unlikely to match the strong returns of 1995 or 1996. Despite the expensive market, the fund's current holdings are attractively valued and we expect them to continue to perform well. We intend to continue to utilize extensive fundamental research to identify attractive, undervalued stocks with solid long-term prospects.


Sincerely,

/s/ Eileen A. Aptman
Eileen A. Aptman
Portfolio Manager


/s/ Ronald E. Gutfleish
Ronald E. Gutfleish
Portfolio Manager

U.S. Active Equity Value
March 3, 1997

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

The following graph shows the value, as of January 31, 1997, of a $1,000,000 investment made on the inception date of the Fund. For comparative purposes, the performance of the Fund's benchmark (the Russell Midcap Index ("Russell Midcap")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.


                            (dollars in thousands)


                          [LINE GRAPH APPEARS HERE]


                              GS MIDCAP    RUSSELL MIDCAP

             8/1/95             $1,000         $1,000
            1/31/96             $1,069         $1,094
            1/31/97             $1,344         $1,523





                  Average Annual Total Return
              -----------------------------------
                      One Year      Since Inception
                                          (a)
              -----------------------------------
Institutional            25.63%          21.65%
 Shares



(a)  Institutional shares commenced operations on August 1, 1995.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
January 31, 1997

Shares                     Description              Value
-------------------------------------------------------------
Common Stocks--96.5%
Airlines--2.0%
102,400           Continental Airlines,           $ 2,867,200
                  Inc.*
-------------------------------------------------------------
APPLIANCE MANUFACTURER--1.8%
95,300            Sunbeam Corp., Inc.               2,644,575
-------------------------------------------------------------
AUTO--ORIGINAL EQUIPMENT MANUFACTURER--0.7%
48,500            Exide Corp.                       1,091,250
-------------------------------------------------------------
BANKS--4.1%
27,600            Greenpoint Financial Corp.        1,504,200
40,700            Republic Bank of New York         3,607,038
                  Corp.
14,800            Unionbancal Corp.                   791,800
                                                    5,903,038
-------------------------------------------------------------
CHEMICALS--COMMODITY--1.2%
94,600            Geon Co.                          1,773,750
-------------------------------------------------------------
COMPUTERS AND PERIPHERALS--3.2%
124,300           Decisionone Corp.                 2,175,250
48,000            Seagate Technology, Inc.*         2,472,000
                                                    4,647,250
-------------------------------------------------------------
CONSUMER STAPLES--1.8%
56,135            Block Drug Company, Inc.          2,638,345
-------------------------------------------------------------
DEFENSE--3.0%
76,600            Thiokol Corp.                     4,289,600
DEPARTMENT STORES--2.5%
228,000           Shopko Stores, Inc.               3,619,500
-------------------------------------------------------------
ELECTRIC UTILITIES--8.6%
242,100           Central Maine Power Co.           2,693,362
38,500            CMS Energy Corp.                  1,289,750
158,100           Long Island Lighting Co.          3,596,775
147,500           Niagara Mohawk Power              1,493,437
                  Corp.*
145,900           Unicom Corp.                      3,446,888
                                                   12,520,212
-------------------------------------------------------------
FOOD--4.1%
161,900           Chiquita Brands                   2,367,788
                  International, Inc.
197,000           International Multifoods          3,546,000
                  Corp.
                                                    5,913,788
-------------------------------------------------------------
FOREST PRODUCTS--2.7%
31,000            Georgia-Pacific Corp.             2,282,375
130,000           Stone Container Corp.             1,755,000
                                                    4,037,375
-------------------------------------------------------------
HEALTHCARE MANAGEMENT--4.8%
57,800            Health Systems                    1,495,575
                  International, Inc.*
104,900           Horizon CMS Healthcare            1,442,375
                  Corp.
126,400           Tenet Healthcare Corp.*           3,412,800
33,000            Trigon Healthcare Inc.              585,750
                                                    6,936,500
-------------------------------------------------------------
HOME BUILDERS--3.1%
46,000            Centex Corp.                      1,794,000
104,600           Lennar Corp.                      2,784,975
                                                    4,578,975
-------------------------------------------------------------
INSURANCE--LIFE--3.8%
36,900            Reliastar Financial Corp.         2,047,950
84,700            US Life Corp.                     3,472,700
                                                    5,520,650
-------------------------------------------------------------

Shares                    Description            Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSURANCE--PROPERTY AND CASUALTY--3.8%
90,100             Allmerica Financial Group      $ 3,299,912
84,300             American States Financial        2,223,413
                   Corp.*
                                                    5,523,325
-------------------------------------------------------------
INSURANCE BROKERS--1.5%
80,900             Old Republic                     2,174,187
                   International
                   Corp.
-------------------------------------------------------------
INVESTMENT BROKERS AND MANAGERS--1.0%
44,300             Lehman Brothers Holdings,        1,400,987
                   Inc.
-------------------------------------------------------------
LOGISTICS/TRUCKING--1.9%
106,800            Consolidated Freightways,        2,710,050
                   Inc.
-------------------------------------------------------------
LEISURE--2.1%
115,300            Royal Caribbean Cruise           3,041,038
                   Lines
-------------------------------------------------------------
MACHINERY--0.9%
22,400             Tecumseh Products, Inc.          1,293,600

MEDIA--1.2%
 76,200            Carmike Cinemas                  1,809,750
-------------------------------------------------------------
MEDICAL--2.5%
     68,800        Owens and Minor, Inc.              705,200
     272,700            Perrigo Co.                 2,897,438
                                                    3,602,638
-------------------------------------------------------------
OIL REFINING AND MARKETING--5.5%
59,400             Ashland Inc.                     2,561,625
34,600             Tosco Corp.                      3,062,100
71,700             Valero Energy Corp.              2,419,875
                                                    8,043,600
-------------------------------------------------------------
PACKAGING--2.4%
144,000            Owens-Illinois Inc.*             3,420,000
-------------------------------------------------------------
RECREATIONAL PRODUCTS--1.7%
149,300            Outboard Marine Corp.            2,482,112

RESTAURANTS--1.8%
369,800            Darden Restaurants               2,681,050
-------------------------------------------------------------
SEMICONDUCTORS AND ELECTRONICS--7.8%
56,600             Avnet, Inc.                      3,502,125
98,000             Imation Corp.                    2,854,250
69,200             Silicon Valley Group,            1,859,750
                   Inc.*
124,250            Vishay Intertechnology,          2,997,531
                   Inc.*
                                                   11,213,656
-------------------------------------------------------------
SOFTWARE--1.4%
62,900             Autodesk, Inc.                   1,989,213
-------------------------------------------------------------
STEEL--1.8%
63,600             AK Steel Holding Corp.           2,559,900
-------------------------------------------------------------
                   SUPERMARKETS--1.9%
168,800            Fleming Companies, Inc.          2,721,900
                   TECHNOLOGY CAPITAL GOODS--1.9%
91,700             Teradyne, Inc.*                  2,831,238
-------------------------------------------------------------
TEXTILES--4.1%
141,100            Angelica Corp.                   2,698,537
82,300             Fruit of the Loom, Inc.*         3,302,287
                                                    6,000,824
-------------------------------------------------------------
                   TIRE AND OTHER RELATED
                   RUBBER PRODUCTS--2.5%
66,200             Goodyear Tire & Rubber Co.       3,607,900
-------------------------------------------------------------
TOBACCO--1.4%
67,000             Universal Corp.                  2,077,000
-------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $118,250,113)        $  140,165,976
-------------------------------------------------------------

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)
January 31, 1997


Principal Amount
                                    Interest Rate     Maturity Date        Value
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT--2.8%
Joint Repurchase Agreement Account
$4,100,000                                    5.63%          02/03/97  $  4,100,000
-----------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
(Cost $4,100,000)                                                      $  4,100,000
TOTAL INVESTMENTS (COST $122,350,113)**                                $144,265,976
-----------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which value exceeds cost
                                                                       $ 27,053,378
 Gross unrealized loss for investments in which cost exceeds value
                                                                         (5,196,819)
-----------------------------------------------------------------------------------
 Net unrealized gain                                                   $ 21,856,559
-----------------------------------------------------------------------------------

*   Non-income producing security.
**  The aggregate cost for federal income tax purposes is $122,409,417.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997


ASSETS:
Investment in securities, at value (identified cost               $144,265,976
 $122,350,113)
Cash                                                                    31,121
Receivables:
    Fund shares sold                                                    87,576
    Investment securities sold                                       4,552,534
    Dividends and interest                                              56,999
Deferred organization expenses, net                                     60,056
Other assets                                                            10,218

TOTAL ASSETS                                                       149,064,480

LIABILITIES:
Payables:
    Investment securities purchased                                  3,687,585
    Investment advisory fees                                            71,762
    Administration fees                                                 18,370
    Transfer agent fees                                                  4,807
Accrued expenses and other liabilities                                  28,626

TOTAL LIABILITIES                                                    3,811,150

NET ASSETS:
Paid-in capital                                                    115,859,949
Distributions in excess of net investment income                       (25,142)
Accumulated undistributed net realized gain on investment and        7,502,660
 option transactions
Net unrealized gain on investments                                  21,915,863

NET ASSETS                                                        $145,253,330

Total shares of beneficial interest outstanding, $.001 par           7,755,774
 value (50,000,000 shares authorized)
Net asset value, offering and redemption price per share (net           $18.73
 assets/shares outstanding)


The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended January 31, 1997

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                 $ 2,631,906
Interest                                      188,358
TOTAL INCOME                                2,820,264
-----------------------------------------------------
EXPENSES:
Investment adviser fees                       771,956
Administration fees                           192,989
Professional fees                              68,906
Transfer agent fees                            51,464
Custodian fees                                 29,506
Amortization of deferred organization          17,213
 expenses
Directors' fees                                 2,234
Other                                          31,778
-----------------------------------------------------
TOTAL EXPENSES                             $1,166,046
Less Expenses reimbursable by Goldman         (72,441)
 Sachs

NET EXPENSES                                1,093,605
NET INVESTMENT INCOME                       1,726,659
-----------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENT AND OPTION TRANSACTIONS:
Net realized gain on investment            13,627,039
 transactions
Net realized gain on options written           40,466
Net change in unrealized gain on           14,749,074
 investments
-----------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON        28,416,579
 INVESTMENT AND OPTION TRANSACTIONS
-----------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING      $30,143,238
 FROM OPERATIONS
-----------------------------------------------------



The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding throughout Each Period


--------------------------------------------------------------------------------


                                                    FOR THE                                 FOR THE
                                                  YEAR ENDED                              PERIOD ENDED
                                               JANUARY 31, 1997                       JANUARY 31, 1996 (A)
                                        ----------------------------             ---------------------------
FROM OPERATIONS:
Net investment income                                   $  1,726,659                            $  1,088,855
Net realized gain on investment                           13,627,039                                 547,655
 transactions
Net realized gain (loss) on options                           40,466                                 (83,442)
 written
Net change in unrealized gain on                          14,749,074                               7,166,789
 investments
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                            30,143,238                              8,719,857
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                (1,837,675)                               (986,293)
In excess of net investment income                           (25,142)                                    ---
From net realized gains                                   (6,629,058)                                    ---
Total distributions to shareholders                       (8,491,875)                               (986,293)
------------------------------------------------------------------------------------------------------------

FROM SHARE TRANSACTIONS:                  SHARES                                   SHARES
------------------------------------------------------------------------------------------------------------
Proceeds from sales of shares                227,071       3,933,239               9,029,858     135,730,361
Reinvestment of dividends and                483,747       8,489,760                  64,045         986,293
 distributions
Cost of shares repurchased                (1,480,859)    (24,491,993)               (568,088)     (8,779,257)
Net increase (decrease) in net assets
 resulting from share transactions          (770,041)    (12,068,994)              8,525,815     127,937,397

------------------------------------------------------------------------------------------------------------
TOTAL INCREASE                                             9,582,369                             135,670,961
NET ASSETS:
Beginning of period                                      135,670,961                                     ---
End of period                                           $145,253,330                            $135,670,961
------------------------------------------------------------------------------------------------------------
Accumulated undistributed
 (distributions in excess of) net                       $    (25,142)                           $    102,562
 investment income
------------------------------------------------------------------------------------------------------------

(a) For the period from August 1, 1995 (commencement of operations) to January 31, 1996.


The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                     FOR THE                    FOR THE
                                                                    YEAR ENDED                PERIOD ENDED
                                                                 JANUARY 31, 1997          JANUARY 31, 1996 (a)
                                                        ------------------------------------------------------
Net asset value, beginning of period                          $      15.91                     $      15.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                0.24                             0.13
Net realized and unrealized gain on investments                       3.77                             0.90
 and options
------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                        4.01                             1.03
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                (0.24)                           (0.12)
------------------------------------------------------------------------------------------------------------
In excess of net investment income                                   (0.02)                              --
Net realized gain on investments and option                          (0.93)                              --
 transactions
------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                  (1.19)                           (0.12)
------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                       2.82                             0.91
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $      18.73                     $      15.91
Total return /(b)/                                                   25.63%                            6.89% /(d)/
Portfolio turnover rate                                              74.03%                           58.77% /(d)/
Average commission rate /(e)/                                 $     0.0547                               --
Net assets at end of period                                   $145,253,330                     $135,670,961
Ratio of net expenses to average net assets /(c)/                     0.85%                            0.85%
Ratio of net investment income to average net assets /(c)/            1.35%                            1.67%
Ratios assuming no expense limitations:
      Ratio of expenses to average net assets /(c)/                   0.91%                            0.98%
      Ratio of net investment income to average net assets /(c)/      1.29%                            1.54%
------------------------------------------------------------------------------------------------------------

/(a)/ For the period from August 1, 1995 (commencement of operations) to January
     31, 1996.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/  Annualized.
/(d)/  Not annualized.
/(e)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
January 31, 1997

--------------------------------------------------------------------------------
1.  ORGANIZATION

Goldman Sachs Mid-Cap Equity Fund ("the Fund") is a separate diversified portfolio of Goldman SachsEquity Portfolios, Inc. (the "Company"). The Company consists of eight funds and is a Marylandcorporation registered under the Investment Company Act of 1940, as amended, as an open-end,management investment company. The Fund offers two classes of shares - Institutional shares andService shares. No Service shares were outstanding as of January 31, 1997.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significantaccounting policies consistently followed by the Fund. The preparation of financial statements inconformity with generally accepted accounting principles requires management to make estimatesand assumptions that may affect the reported amounts.

A.  Investment Valuation
--  --------------------

Investments in securities traded on a U.S. or foreignsecurities exchange or the NASDAQ system are valued daily at their last sale or closing price on theprincipal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on aU.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, andsecurities traded on a foreign exchange will be valued at the official bid price. Unlisted equity anddebt securities for which market quotations are available are valued at the mean between the mostrecent bid and asked prices. Debt securities are valued at prices supplied by an independent pricingservice, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-termdebt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, andother securities for which quotations are not readily available, are valued at fair value using methodsapproved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
--  ---------------------------------------------

Securities transactions are recorded on the tradedate. Realized gains and losses on sales of investments are calculated on the identified-costbasis. Dividend income is recorded on the ex-dividend date. Dividends for which the Fund hasthe choice to receive either cash or stock are recognized as investment income in an amountequal to the cash dividend. This amount is also used as an estimate of the fair value of the stockreceived. Interest income is determined on a basis of interest accrued, premium amortized anddiscount earned.

C.  Federal Taxes
--  -------------

It is the Fund's policy to comply with the requirements of the Internal Revenue Codeapplicable to regulated investment companies and to distribute substantially all of its investmentcompany taxable income and capital gains to its shareholders. Accordingly, no federal tax provisionis required. The characterization of distributions to shareholders for financial reporting purposes isdetermined in accordance with income tax rules. Therefore, the source of a portfolio's distributionsmay be shown in the accompanying financial statements as either from or in excess of netinvestment income or net realized gain on investment transactions, or from capital, dependingon the type of book/tax differences that may exist.

D.  Deferred Organization Expenses
--  ------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

E.  Expenses
--  --------

Expenses incurred by the Company which do notspecifically relate to an individual fund of the Company are allocated to the funds based on eachfund's relative average net assets for the period.

F.  Option Accounting Principles
--  ----------------------------

When the Fund writes call or put options, an amount equal to the premium received is recordedas an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires onits stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes again or loss without regard to any unrealized gain or loss on the underlying security, and the liabilityrelated to such option is extinguished. When a written call option is exercised, the Fund realizes again or loss from the sale of the underlying security, and the proceeds of the sale are increasedby the premium originally received. When a written put option is exercised, the amount of thepremium originally received will reduce the cost of the security which the Fund purchases uponexercise. There is a risk of loss from a change in value of such options which may exceed the relatedpremiums received.

  Upon the purchase of a call option or aprotective put option by the Fund, the premium paid is recorded as an investment and subsequentlymarked-to-market to reflect the current market value of the option. If an option which the Fundhas purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount ofthe cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gainor loss, depending on whether the sale proceeds from the closing sale transaction are greater or lessthan the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gainor loss from the sale of the underlying security, and the proceeds from such sale will be decreased bythe premium originally paid. If the Fund exercises a purchased call option, the cost of the securitywhich the Fund purchases upon exercise will be increased by the premium originally paid.

G.  Futures Contracts
--  -----------------

The Fund may enter into financial futures contracts for hedging purposes or to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cashor securities equal to the minimum "initial margin" requirement of the futures exchange on which thecontract is traded. Subsequent payments ("variation margin") are made or received by theFund each day, dependent on the daily fluctuations in the value of the underlying index, and arerecorded for financial reporting purposes as unrealized gains or losses by the Fund. Whenentering into a closing transaction, for book purposes, the Fund will realize a gain or loss equalto the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflectthe fair market value of the contract, in which case the position will be valued using methods approvedby the Board of Directors of the Company.

  Certain risks may arise upon entering intofutures contracts. The predominant risk is that the changes in the value of the futures contract may notdirectly correlate with changes in the value of the underlying securities. This risk may decrease theeffectiveness of the Fund's hedging strategies and may also result in a loss to the Fund.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

3.  AGREEMENTS

Goldman Sachs Asset Management ("GSAM"), aseparate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund'sinvestment adviser pursuant to an Investment Advisory Agreement. Under the InvestmentAdvisory Agreement, GSAM, subject to the general supervision of the Company's Board of Directors,manages the Fund's portfolio. As compensation for the services rendered under the AdvisoryAgreement and the assumption of the expenses related thereto, GSAM is entitled to a fee,computed daily and payable monthly, at an annual rate equal to .60% of the Fund's average daily netassets.

  GSAM also acts as the Fund's administratorpursuant to an Administration Agreement. Under the Administration Agreement, GSAM administersthe Fund's business affairs, including providing facilities. As compensation for the servicesrendered pursuant to the Administration Agreement, the Fund pays GSAM a fee, computeddaily and payable monthly, at an annual rate equal to .15% of the Fund's average daily net assets.

  Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" (excludingadvisory, administration, service plan and transfer agent fees and litigation, indemnification, taxes,interest, brokerage commissions and extraordinary expenses) until further notice to the extent suchexpenses exceed
 .06% of the average daily net assets of the Fund. For the year ended January 31,1997, these expense reimbursements amounted to $72,441 and Goldman Sachs owed the Fund $8,717at year end.

  Goldman Sachs serves as the Distributor ofshares of the Fund pursuant to a distribution agreement and receives no fee. Goldman Sachsalso serves as the Transfer Agent of the Fund for a fee.

4.  LINE OF CREDIT FACILITY

The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of creditfacility. In addition, the Fund participates in a $50,000,000 committed, unsecured revolving lineof credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, the Fund must own securities having a market value inexcess of 300% of the total bank borrowings. The interest rate on the borrowings is based on theFederal Funds rate. The committed facility also requires a fee to be paid based on the amount of thecommitment which has not been utilized. During the year ended January 31, 1997, the Fund did nothave any borrowings under these facilities.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and proceeds of sales or maturities ofsecurities (excluding short-term investments and options) for the year ended January 31, 1997 were$92,601,511 and $112,186,001, respectively.

 For the year ended January 31, 1997, optiontransactions in the Fund were as follows:


Put Options written     Contracts   Premium Received
----------------------------------------------------
Balance outstanding,
beginning of period         --      $             --
Options written               240             40,466
Options expired              (240)           (40,466)
----------------------------------------------------
Balance outstanding,
end of period                  --           $      0
----------------------------------------------------


  Certain risks arise related to written call or put options from the possible inability of counterpartiesto meet terms of their contracts.

  For the year ended January 31, 1997, GoldmanSachs earned approximately $22,000 of brokerage commissions from portfolio transactions executedon behalf of the Fund.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

6.  REPURCHASE AGREEMENTS

During the term of a repurchase agreement, thevalue of the underlying securities, including accrued interest, is required to equal or exceed thevalue of the repurchase agreement. The underlying securities for all repurchase agreements are held insafekeeping at the Fund's custodian.

7.  JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having advisory agreements withGSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which isinvested in one or more repurchase agreements. The underlying securities for the repurchaseagreements are U.S. Treasury obligations. At January 31, 1997, the Fund had an undividedinterest in the repurchase agreements in the following joint account which equaled $4,100,000in principal amount. At January 31, 1997, the repurchase agreements held in this joint account,along with the corresponding underlying securities (including the type of security, market value,interest rate and maturity date) were as follows:


Principal                                    Interest   Maturity    Amortized
Amount                                         Rate       Date         Cost
--------------------------------------------------------------------------------
Bear Stearns Securities, dated 01/31/97, repurchase price
$800,375,333 (GNMA: $26,604,837, 7.50%, 10/15/26; FNMA:
$720,411,516, 5.50% - 8.00%, 02/01/09 -09/01/26; FHLMC:
77,372,676, 6.0% -$ 8.0%, 04/01/98 - 07/01/26)
$800,000,000                                     5.63%  02/03/97  $  800,000,000

Nomura Securities, dated 01/31/97, repurchase price
$100,047,083 (GNMA: $102,007,864, 5.5% - 10.25%
01/15/20 - 01/20/27)
  100,000,000                                    5.65   02/03/97     100,000,000

Lehman Government Securities, dated 01/31/97, repurchase
price $201,894,173 (U.S. Treasury Notes: $191,656,654,
6.375%, 01/15/00-08/15/02; U.S. Treasury Stripped
Securities: $14,095,535 05/15/02 - 11/15/03)
  201,800,000                                    5.60   02/03/97     201,800,000

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                          $1,101,800,000
--------------------------------------------------------------------------------

8.  CERTAIN RECLASSIFICATIONS

In accordance with Statement of Position 93-2, theMid-Cap Equity Fund has reclassified $8,454 from paid-in capital to distributions in excess of netinvestment income. These reclassifications have no impact on the net asset value of the Fund and isdesigned to present the Fund's capital accounts on a tax basis.

9.  OTHER MATTERS

As of January 31, 1997, The Goldman, Sachs & Co. Employees Profit Sharing and Retirement IncomePlan was the beneficial owner of approximately 98% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of GoldmanSachs Mid-Cap Equity Fund:

  We have audited the accompanying statement ofassets and liabilities of Goldman Sachs Mid-Cap Equity Fund, one of the portfolios constituting Goldman Sachs Equity Portfolios, Inc., including the statement of investments, as of January 31, 1997, and the relatedstatement of operations and the statement of changes in net assets and the financial highlights for the periodspresented. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlightsbased on our audits.

  We conducted our audits in accordance withgenerally accepted auditing standards. Those standards require that we plan and perform the audit to obtainreasonable assurance about whether the financial statements and the financial highlights are free ofmaterial misstatement. An audit includes examining, on a test basis, evidence supporting the amounts anddisclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accountingprinciples used and significant estimates made by management, as well as evaluating the overall financialstatement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in allmaterial respects, the financial position of Goldman Sachs Mid-Cap Equity Fund as of January 31, 1997, theresults of its operations and the changes in its net assets and the financial highlights for the periods presented, inconformity with generally accepted accounting principles.



                                                             ARTHUR ANDERSEN LLP
Boston, Massachusetts
March 15, 1997

Goldman Sachs
1 New York Plaza
New York, NY  10004



DIRECTORS
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



GOLDMAN SACHS
Investment Adviser, Administrator,
Distributor and Transfer Agent

                                   Appendix A

                          DESCRIPTION OF BOND RATINGS*

                        MOODY'S INVESTORS SERVICE, INC.


     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

-----------

* The rating system described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard and Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such

                                      1-A
issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired,

                                      2-A
unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.

                                      3-A

                                   Appendix B



                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-B

      GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES


     Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

     . Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $5.3 billion as of November 29, 1996.

     . With thirty-four offices around the world, Goldman Sachs employs over 9,000 professionals focused on opportunities in major markets.

     . The number one underwriter of all international equity issuers from (1993-1996).

     .    A research budget of $200 million for 1997.

     . Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1996).

     . The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).*

     . The number one lead manager for initial public offerings (IPOs) worldwide (1989-1996).



* Source:  Securities Data Corporation. Common stock ranking excludes REITs,
  ====================================
Investment Trusts and Rights.

                                      2-B

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange


1906 Goldman Sachs takes Sears Roebuck public (longest-standing client relationship)

          Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1970      London office opens

1972      Dow Jones Industrial Average breaks 1000


1986      Goldman Sachs takes Microsoft public

1990 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1992      Dow Jones Industrial Average breaks 3000

1993 Goldman Sachs is lead manager in taking Allstate public, largest equity offering to date ($2.4 billion)

1995      Dow Jones Industrial Average breaks 4000

1996      Dow Jones Industrial Average breaks 6000

          Goldman Sachs takes Deutsche Telecom public

1997      Dow Jones Industrial Average breaks 7000

                                      3-B

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                          GOLDMAN SACHS BALANCED FUND
                      GOLDMAN SACHS GROWTH AND INCOME FUND
                      GOLDMAN SACHS CORE U.S. EQUITY FUND
                    GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
                    GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
                  GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
                       GOLDMAN SACHS CAPITAL GROWTH FUND
                       GOLDMAN SACHS MID CAP EQUITY FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                       GOLDMAN SACHS SMALL CAP VALUE FUND
                   GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
                         GOLDMAN SACHS ASIA GROWTH FUND
                   GOLDMAN SACHS REAL ESTATE SECURITIES FUND
                   (EQUITY PORTFOLIOS OF GOLDMAN SACHS TRUST)

                               One New York Plaza
                            New York, New York 10004

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the prospectus for the Class A Shares, Class B Shares and Class C Shares of Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund and Goldman Sachs Real Estate Securities Fund dated August 15, 1997 as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

                               TABLE OF CONTENTS

                                                                Page
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Introduction..................................................  B-3
Investment Policies...........................................  B-4
Investment Restrictions.......................................  B-33
Management....................................................  B-36
Portfolio Transactions and Brokerage..........................  B-49
Net Asset Value...............................................  B-55
Performance Information.......................................  B-57
Shares of the Trust...........................................  B-63
Taxation......................................................  B-67
Financial Statements..........................................  B-73
Distribution and Authorized Dealer Service Plans..............  B-75
Other Information Regarding Maximum Sales Charge, Purchases,
  Redemptions, Exchanges and Dividends........................  B-81
Appendix A:...................................................  1-A
Appendix B:...................................................  1-B
           The date of this Additional Statement is August 15, 1997.

GOLDMAN SACHS FUNDS MANAGEMENT, L.P.            GOLDMAN, SACHS & CO.
Adviser to:                                     Distributor
Goldman Sachs CORE U.S. Equity Fund             85 Broad Street
Goldman Sachs Capital Growth Fund               New York, New York 10004
One New York Plaza
New York, New York 10004


GOLDMAN SACHS ASSET MANAGEMENT                  GOLDMAN SACHS ASSET
Adviser to:                                       MANAGEMENT INTERNATIONAL
Goldman Sachs Balanced Fund                     Adviser to:
Goldman Sachs Growth and Income Fund            Goldman Sachs International
Goldman Sachs CORE Large Cap Growth Fund          Equity Fund
Goldman Sachs CORE Small Cap Equity Fund        Goldman Sachs Emerging Markets
Goldman Sachs CORE International Equity Fund      Equity Fund
Goldman Sachs Mid Cap Equity Fund               Goldman Sachs Asia Growth Fund
Goldman Sachs Small Cap Value Fund              133 Peterborough Court
Goldman Sachs Real Estate Securities Fund       London, England EC4A 2BB
One New York Plaza
New York, New York 10004



GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, Illinois 60606

                          Toll free.......800-526-7384

                                  INTRODUCTION

     Goldman Sachs Trust (the "Trust") is an open-end, management investment company. The following series of the Trust are described in this Additional
Statement: Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), CORE U.S. Equity Fund ("CORE U.S. Equity Fund")(formerly known as "Goldman Sachs Select Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity Fund"), Goldman Sachs CORE International Equity Fund ("CORE International Equity Fund"), Goldman Sachs Mid Cap Equity Fund ("Mid Cap Equity Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs International Equity Fund ("International Equity Fund"), Goldman Sachs Small Cap Value Fund ("Small Cap Value Fund"), Goldman Sachs Emerging Markets Equity Fund ("Emerging Markets Equity Fund"), Goldman Sachs Asia Growth Fund ("Asia Growth Fund") and Goldman Sachs Real Estate Securities Fund ("Real Estate Securities Fund") (collectively referred to herein as the "Funds").

     The Funds were initially organized as a series of a corporation formed under the laws of the State of Maryland on September 27, 1989 and were reorganized as a Delaware business trust as of April 30, 1997. The Trustees have authority under the Trust's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. The Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, Mid Cap Equity, CORE Small Cap Equity Fund, CORE International Equity Fund, Capital Growth Fund, International Equity, Small Cap Value, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds currently offer five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. See "Shares of the Trust."

     Goldman Sachs Asset Management, ("GSAM") a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities, Mid Cap Equity and Small Cap Equity Funds. Goldman Sachs Fund Management, L.P., ("GSFM") an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI
are sometimes referred to collectively herein as the "Advisers."   Goldman Sachs
serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of the Funds' investment objectives and policies.
There is no assurance that each Fund will achieve its objective.

                              INVESTMENT POLICIES

     Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

BALANCED FUND
=============

     The investment objective of the Balanced Fund is to provide shareholders with long-term capital growth and current income. The Balanced Fund seeks to achieve its investment objective by investing in a balanced portfolio diversified among both equity and fixed income securities.

     Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor's goals. Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. Balanced Fund offers a portfolio of equity and fixed income securities intended to provide less volatility than a portfolio completely invested in equity securities and greater diversification than a portfolio invested in only one asset class. Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity securities.

FIXED INCOME STRATEGIES DESIGNED TO MAXIMIZE RETURN AND MANAGE RISK

     GSAM's approach to managing the fixed income portion of Balanced Fund's portfolio seeks to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index, while also seeking to provide high current income. This approach emphasizes (1) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (2) individual security selection based on identifying relative value (fixed income securities inexpensive relative to others in their sector); and (3) to a lesser extent, strategies based on GSAM's expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.

     GSAM seeks to manage fixed income portfolio risk in a number of ways. These include diversifying the fixed income portion of the Balanced Fund's portfolio among various types of fixed income securities and utilizing sophisticated quantitative models to understand how the fixed income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund's portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.

     A number of investment strategies will be used in selecting fixed income securities for the Fund's portfolio. GSAM's fixed income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Adviser's target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.

     MARKET SECTOR SELECTION. Market sector selection is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

     ISSUER SELECTION. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing (within the constraints imposed by Balanced Fund's minimum credit quality requirements). This strategy focuses on four types of investment-grade corporate issuers. Selection of securities from the first type of issuers -those with low but stable credit - is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers - those with low and intermediate but improving credit quality - is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation should occur relative to alternative securities as credit quality improves, the nationally recognized statistical rating organizations upgrade credit ratings, and credit spreads narrow. Securities from the third type of issuers - issuers with deteriorating credit quality - will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and any potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market reevaluation and relative price appreciation.

     YIELD CURVE STRATEGY. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a "barbell" strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a "bullet" strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a "neutral yield curve" strategy in which the maturity distribution mirrors that of a benchmark.

CORE U.S. EQUITY, CORE LARGE CAP GROWTH, CORE SMALL CAP EQUITY AND CORE
=======================================================================
INTERNATIONAL EQUITY  FUNDS
===========================

     Under normal circumstances, the Funds will invest at least 90% of their total assets in equity securities.

     The investment strategy of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds will be implemented to the extent it is consistent with maintaining a Fund's qualification as a regulated investment company under the Internal Revenue Code. A Fund's strategy may be limited, in particular, by the requirement for such qualification that less than 30% of the Fund's gross income for its taxable year be derived from the sale or other disposition of stocks or securities or certain other investments (generally including options and futures contracts) held for less than three months.

     Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. The Funds may purchase futures contracts only with respect to the S&P 500 Index (in the case of CORE U.S. Equity Fund) and a representative index (in the case of CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) in order to keep a Fund's effective equity exposure close to 100%. For exam-ple, if cash balances are equal to 10% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 10% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

     THE MULTIFACTOR MODEL.  The Multifactor Model is a rigorous computerized
     =====================
rating system for evaluating equity securities according to a variety of investment characteristics (or factors). The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts and cover measures of value, growth, momentum, risk (e.g. price/earnings ratio, book/price ratio, growth forecasts, earning estimate revisions, price momentum, volatility and earnings stability). All of these factors have been shown to significantly impact the performance of equity securities.

     Because it includes many disparate factors, the Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess many different investment characteristics. By using a variety of relevant factors to select securities, the Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select securities.

     The Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities are selected for or weighted in the Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures); or (iii) changes in the method by which securities are weighted in the Fund. Any such changes will preserve the Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

INTERNATIONAL EQUITY FUND
=========================

     International Equity Fund will seek to achieve its investment objective by investing primarily in equity and equity-related securities of issuers that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for International Equity Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Emerging Markets, including Asia."

     A RIGOROUS PROCESS OF STOCK SELECTION. Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns. Stocks are carefully selected for International Equity Fund's portfolio through a three-stage investment process. Because International Equity Fund is a long-term holder of stocks, the portfolio managers adjust International Equity Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

     Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Adviser seeks to identify attractive industries around the world. Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

     Within these industries the Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.

     GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

     The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAM's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.

CORPORATE DEBT OBLIGATIONS
==========================

     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital Growth, Mid Cap Equity, Small Cap Value, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Mid Cap Equity, Small Cap Value, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

ZERO COUPON BONDS
=================

     A Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES
=====================================

     The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

CUSTODIAL RECEIPTS
==================

     Each Fund may invest up to 5% of its net assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

MUNICIPAL SECURITIES
====================

     Balanced Fund may invest up to 5% of its net assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

MORTGAGE-BACKED SECURITIES
==========================

     GENERAL CHARACTERISTICS. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, the Advisers may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

     GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES. Each Fund (other than CORE U.S. Equity , CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --------
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --------
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --------
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     RATINGS. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --------
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securi ties.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mort gage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES. The Balanced and Real Estate Securities Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

INVERSE FLOATING RATE SECURITIES
================================

     Balanced Fund may invest up to 5% of its net assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed . An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 15% limitation on investments in such securities.

ASSET-BACKED SECURITIES
=======================

     Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
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     Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds may only enter into such transactions with respect to the S&P 500 Index, for the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth and CORE Small Cap Equity Funds. The other Funds may purchase and sell futures contracts based on various securities (such as U.S.

Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are quoted or denominated in such currency. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire.

     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS. Each Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets quoted or denominated in the related currency) in the cash market at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test. Under this test the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures to seek to increase total return may not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in currency forward contracts futures contracts and, for a Fund permitted to do so, related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Taxation").

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

OPTIONS ON SECURITIES AND SECURITIES INDICES
============================================

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put options on any securities in which it may invest (other than CORE U.S. Equity and CORE Large Cap Growth Funds). A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund.

     In addition, a written call option or put option may be covered by maintaining cash or liquid assets (either of which may be quoted or denominated in any currency) in a segregated account, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

     A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by maintaining cash or liquid assets with a value equal to the exercise price in a segregated account with its custodian.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     PURCHASING OPTIONS. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

     YIELD CURVE OPTIONS. Balanced Fund, with respect to up to 5% of its net assets, may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments.
Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, Balanced Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. Balanced Fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Adviser, Balanced Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by the Balanced Fund will be "covered." A call (or put) option is covered if the Balanced Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets sufficient to cover the Balanced Fund's net liability under the two options. Therefore, the Balanced Fund's liability for such a covered option is generally limited to the difference between the amount of the Balanced Fund's liability under the option written by the Balanced Fund less the value of the option held by the Balanced Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, estab lished trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission ("SEC") changes its position, each Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

REAL ESTATE INVESTMENT TRUSTS
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     Each Fund may invest in shares of REITs. The Real Estate Securities Fund expects that a substantial portion of its total assets will be invested in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

WARRANTS AND STOCK PURCHASE RIGHTS
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     Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Adviser for investment by the Fund. CORE

U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES
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     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Adviser, to offer better opportunity for long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may be subject to currency exposure independent of their securities positions.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and (except for CORE

U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.__

     To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

     Each Fund (except CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets, including Asia," below.

     A Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in securities of issuers domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities quoted or denominated in other currency "baskets."

       INVESTING IN EMERGING MARKETS , INCLUDING ASIA. CORE International Equity, International Equity, Asia Growth and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including Emerging Countries issuers (in the case of Emerging Markets Equity and International Equity Funds) and Asian Companies (as defined in the Prospectus) (in the case of Asia Growth Fund), as well as the risks associated with investments quoted or denominated in foreign currencies. Balanced, Growth and Income, CORE International Equity, Small Cap Value, Mid Cap Equity and Capital Growth Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers; including Emerging Countries issuers. In addition, certain of Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Fund's potential investment and management techniques entail special risks. Asia Growth Fund concentrates on companies that the Advisers believe are taking full advantage of the region's growth and that have the potential for long-term capital appreciation. The Advisers believe that Asia offers an attractive investment environment and that new opportunities will continue to emerge in the years ahead.

     The pace of change in many Emerging Countries, and in particular those in Asia, over the last 10 years has been rapid. Accelerating economic growth in the region has combined with capital market development, high government expenditure, increasing consumer wealth and taxation policies favoring company expansion. As a result, stock market returns in many Emerging Countries have
been relatively attractive.   See "Risk Factors" in the Prospectus.

        Each of the securities markets of the Emerging Countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of Emerging Country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about Emerging Country issuers than is available about issuers in the United States.

     Certain of the Emerging Country securities markets are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain Emerging Countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in Emerging Countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of Emerging Country markets may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     Transaction costs, including brokerage commissions or dealer mark-ups, in Emerging Countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Emerging Countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Foreign investment in the securities markets of several of the Asian countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain of the Asian countries and may increase the expenses of the Fund. Certain Emerging Countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the Emerging Countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Each of the Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets.

     The economies of Emerging Countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many Emerging Countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many Emerging Countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some Emerging Countries are vulnerable to weakness in world prices for their commodity exports.

     A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxation."

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

       FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.   Growth and Income, Mid Cap
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Equity, Capital Growth and Small Cap Value Funds may enter into forward foreign currency exchange contracts for hedging purposes. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if GSAM or GSAMI determines that there is a pattern of correlation between the two currencies. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may also purchase and sell forward contracts to seek to increase total return when GSAM or GSAMI anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

     A Fund's custodian will place cash or liquid assets into a segregated account of such Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or, in the case of Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While a Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

      Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

       WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Each Fund (except CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the U.S. dollar cost of securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may purchase call options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

     A call option written by a Fund obligates a Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund would obligate a Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Written Covered Options" above.

     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     In addition to using options for the hedging purposes described above, Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to seek to increase total return. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the put option.

       SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY. An exchange traded
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options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.
For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

     The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

CURRENCY SWAPS, MORTGAGE SWAPS, INDEX SWAPS AND INTEREST RATE SWAPS, CAPS,
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FLOORS AND COLLARS
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     The Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may, with respect to up to 5% of their net assets, enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Balanced and Real Estate Securities Funds may, with respect to 5% of its net assets, enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.
Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets the Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

     The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps, caps, floors and collars are illiquid and thus subject to a Fund's 15% limitation on investments in illiquid securities.

LENDING OF PORTFOLIO SECURITIES
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     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Advisers to be of good standing, and when, in the judgment of the Advisers, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Advisers determine to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
==============================================

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

INVESTMENT IN UNSEASONED COMPANIES
==================================

     Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one nationally recognized statistical rating organization. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

OTHER INVESTMENT COMPANIES
==========================

     A Fund reserves the right to invest up to 5% of its net assets in the securities of other investment companies but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Fund to an Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Adviser.

     Each Fund may also invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange).

     The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described under "Risk Associated with Options Transactions," involved in the writing of options on securities.

     Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices.

REPURCHASE AGREEMENTS
=====================

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for a Fund, the Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, a Fund, together with other registered investment companies having advisory agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in the Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     A Fund may not:

          (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a nondiversified company under the Act.

          (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (other than the Goldman Sachs Real Estate Securities Fund, which will invest at least 25% or more of its total assets in the real estate industry) (excluding the U.S. Government or any of its agencies or instrumentalities).

          (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage transactions in mortgage dollar rolls which are accounted for as financings.

          (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies,
               (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

          (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

          (6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

          (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

          (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     A Fund may not:

     (a) Invest in companies for the purpose of exercising control or management.

     (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

     (d)  Make short sales of securities, except short sales against the box.

                                   MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

NAME, AGE              POSITIONS    PRINCIPAL OCCUPATION(S)
AND ADDRESS            WITH TRUST   DURING PAST 5 YEARS
-----------            ----------   -------------------

Ashok N. Bakhru, 53    Chairman     Executive Vice President- Finance and
1325 Ave. of Americas  & Trustee    Administration and Chief Financial Officer,
New York, NY  10019                 Coty Inc. (since April 1996); President, ABN
                                    Associates (June 1994 through March 1996);
                                    Senior Vice President of Scott Paper Company until June 1994; Director of Arkwright
                                    Mutual Insurance Company; Trustee of
                                    International House of Philadelphia; Member of Cornell University Council;Trustee of the Walnut Street Theater.


*David B. Ford, 51     Trustee      Managing Director, Goldman Sachs (since
One New York Plaza                  1996); General Partner, Goldman Sachs
New York, NY 10004                  (1986-1996); Co-Head of Goldman Sachs Asset
                                    Management (since December 1994).


*Douglas C. Grip, 35   Trustee      Vice President, Goldman Sachs (since May
One New York Plaza     & President  1996); President, MFS Retirement Services
New York, NY 10004     Massachu     Inc., of setts Financial Services (prior
                                    thereto).

*John P. McNulty, 44   Trustee      Managing Director, Goldman Sachs
One New York Plaza                  (since 1996); General Partner of Goldman
New York, NY 10004                  Sachs (1990-1994 and 1995-1996); Co-Head
                                    of Goldman Sachs Asset Management (since
                                    November 1995); Limited Partner of Goldman
                                    Sachs (1994 to November 1995).


Mary P. McPherson, 60  Trustee      President of Bryn Mawr College (since 1978);
1978); Taylor Hall                  Director of Josiah Macy, Jr, Foundation
Bryn Mawr, PA 19010                 (since 1977); Director of the Philadelphia
                                    Contributionship (since 1985); Director of
                                    Amherst College (since 1986); Director of
                                    Dayton Hudson Corporation (since 1988);
                                    Director of the Spencer Foundation (since
                                    1993); and member of PNC Advisory Board
                                    (since 1993).

NAME, AGE               POSITIONS   PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST  DURING PAST 5 YEARS
-----------             ----------  -------------------

*Alan A. Shuch, 48      Trustee     Limited Partner, Goldman Sachs (since 1994);
One New York Plaza                  Director and Vice President of Goldman Sachs
New York, NY  10004                 Funds Management Inc. (from April 1990 to
                                    November 1994); President and Chief
                                    Operating Officer, GSAM (from September 1988 to November 1994).

Jackson W. Smart, 66    Trustee     Chairman, Executive Committee, First
One Northfield Plaza                Commonwealth, Inc. (a managed dental care
# 218                               company, since January 1996); Chairman and
Northfield, IL  60093               Chief Executive Officer, MSP Communications
                                    Inc. (a company engaged in radio
                                    broadcasting) (since November 1988),
                                    Director, Federal Express Corporation
                                    (since 1976), Evanston Hospital Corporation
                                    (since 1980), First Commonwealth, Inc.
                                    (since 1988) and North American Private
                                    Equity Group (a venture capital fund).


William H. Springer, 67  Trustee    Vice Chairman and Chief Financial and
701 Morningside Drive               Administrative Officer, (February 1987 to
Lake Forest, IL  60045              June 1991) of Ameritech (a
                                    telecommunications holding company;
                                    Director, Walgreen Co. (a retail drug store business); Director of Baker, Fentress & Co.
                                    (a closed-end, non-diversified management investment company) (April 1992 to present).

Richard P. Strubel, 57   Trustee    Managing Director, Tandem Partners, Inc.
70 West Madison St.                 (since 1990); President and Chief Executive
Ste 1400                            Officer, Microdot, Inc. (a diversified
Chicago, IL  60602                  manufacturer of fastening systems and
                                    connectors)(January 1984 to October 1994).

*Scott M. Gilman, 37     Treasurer  Director, Mutual Funds Administration,
One New York Plaza                  Goldman Sachs Asset Management (since
New York, NY  10004                 April 1994); Assistant Treasurer, Goldman
                                    Sachs Funds Management, Inc. (since March
                                    1993); Vice President, Goldman Sachs (since
                                    March 1990).

*John M. Perlowski, 32   Assistant  Vice President, Goldman Sachs (since July
One New York Plaza        Treasurer 1995); Director, Investors Bank and Trust,
New York, NY 10004                  November 1993 to July 1995); Audit Manager
                                    of Arthur Andersen LLP (prior thereto).

NAME, AGE                POSITIONS   PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST  DURING PAST 5 YEARS
-----------              ----------  -------------------


*John W. Mosior, 58      Vice        Vice President, Goldman Sachs and Manager
4900 Sears Tower           President of Shareholder Servicing of GSAM (since
Chicago, IL  60606                   November 1989).


*Nancy L. Mucker, 47     Vice        Vice President, Goldman Sachs (since April
4900 Sears Tower           President 1985); Manager of Shareholder Servicing of
Chicago, IL  60606                   GSAM since November 1989).

*Michael J. Richman, 36  Secretary   Associate General Counsel of Goldman Sachs
85 Broad Street                      Asset Management (since February 1994);
New York, NY  10004                  Vice President and Assistant General
                                     Counsel of hs (since June 1992); Counsel to the Funds Group, GSAM (since June 1992);
                                     Partner, Hale and Dorr (September 1991 to
                                     June 1992).

*Howard B. Surloff, 31   Assistant   Assistant General Counsel and Vice
85 Broad Street            Secretary President, Goldman Sachs (since November
New York, NY  10004                  1993 and May 1994 respectively); Counsel to
                                     the Funds Group, Goldman Sachs Asset
                                     Management (since November 1993); Associate of Shereff Friedman, Hoffman & Goodman
                                     (prior thereto).

*Valerie A. Zondorak, 31 Assistant   Vice President, Goldman Sachs (since March
85 Broad Street            Secretary 1997); Counsel to the Funds Group, Goldman
New York, New York                   Sachs Asset Management (since March 1997);
  10004                              Associate of Shereff Friedman, Hoffman &
                                     Goodman (prior thereto).

*Steven E. Hartstein, 33 Assistant   Legal Products Analyst, Goldman Sachs
85 Broad Street            Secretary (June 1993 to present); Funds Compliance
New York, NY  10004                  Officer, Citibank Global Asset Management
                                     (August 1991 to June 1993).

*Deborah Farrell, 25     Assistant   Administrative Assistant, Goldman Sachs
85 Broad Street            Secretary since January 1994.  Formerly at Cleary
New York, NY 10004                   Gottlieb, Steen and Hamilton.

*Kaysie P. Uniacke, 36   Assistant   Vice President and Senior Portfolio
One New York Plaza         Secretary Manager, Goldman Sachs Asset Management
New York, NY 10004                   (since 1988).

NAME, AGE            POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS          WITH TRUST     DURING PAST 5 YEARS
-----------          ----------     -------------------


*Elizabeth D.
Anderson, 27         Assistant      Portfolio Manager, GSAM (since April 1996);
One New York Plaza     Secretary    Junior Portfolio Manager, Goldman Sachs
New York, NY 10004                  Asset Management (since 1993); Funds Trading
                                    Assistant, GSAM (1993-1995); Compliance
                                    Analyst, Prudential Insurance (1991-1993).

     As of July 24, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust (or its predecessors) for the one-year period ended January 31, 1997:

                                             Pension or           Total
                                             Retirement        Compensation
                                              Benefits      from Goldman Sachs
                            Aggregate        Accrued as        Mutual Funds
                          Compensation         Part of        (including the
       Name of Trustee  from the Funds***  Funds' Expenses       Funds)*
----------------------  -----------------  ---------------  ------------------

Paul C. Nagel, Jr.**               $3,775               $0             $62,450
Ashok N. Bakhru                     3,969                0              69,299
Marcia L. Beck                          0                0                   0
David B. Ford                           0                0                   0
Douglas C. Grip                         0                0                   0
Alan A. Shuch                           0                0                   0
Jackson W. Smart                    3,388                0              58,954
William H. Springer                 3,388                0              58,954
Richard P. Strubel                  3,388                0              58,954

______________

     *    The Goldman Sachs Funds consisted of 29 mutual funds on January 31,
          1997.
     **   Retired as of June 30, 1996.
     *** Effective May 1, 1997, the Funds were reorganized from series of Goldman Sachs Equity Portfolios, Inc. (the "Corporation") into the Trust. The amounts shown in the column reflect compensation paid to the Trustees by the Corporation.

MANAGEMENT SERVICES
===================

     As stated in the Funds' Prospectus, GSFM, One New York Plaza, New York, New York, a Delaware limited partnership and an affiliate of Goldman Sachs, 85 Broad Street, New York, New York, serves as investment adviser to CORE U.S. Equity and Capital Growth Funds. GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities, Mid Cap Equity and Small Cap Equity Funds. GSAMI, 133 Peterborough Court, London, England, EC4A 2BB serves as investment adviser to International Equity, Emerging Markets Equity and Asia Growth Funds. See "Management" in the Funds' Prospectus for a description of the applicable Adviser's duties to the Funds.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the U.S. and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $200 million, the Goldman Sachs Global Investment Research Department covers approximately 1,700 companies, including approximately 2,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

     In managing the Funds, the Advisers have access to Goldman Sachs' economics research. The Economics Research Department conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the Institutional Investor's annual "All British Research Team Survey" in the following categories:
Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; and Currency Movements 1986-1993.

     In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities (in particular, the CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds), the Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

     Each Fund's management agreement provides that the Advisers may render similar services to others as long as the services provided by the Advisers thereunder are not impaired thereby.

     The CORE Small Cap Equity, CORE International Equity and Real Estate Securities Funds management agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the management agreement, on July 22, 1997. The CORE Large Cap Growth and Emerging Markets Equity Funds management agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the management agreement, on April 23, 1997. The other Funds' management agreements were most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. These arrangements were most recently approved by the shareholders of each Fund (other than CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities and Emerging Markets Equity Funds) on April 21, 1997. The sole shareholder of the CORE Large Cap Growth Fund approved these arrangements on April 30, 1997. The sole shareholders of the CORE Small Cap Equity and CORE International Equity Funds approved these arrangements on August 13, 1997. Each management agreement will remain in effect until June 30, 1998 from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees, and (b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each management agreement will terminate automatically if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Fund on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Trust.

     Pursuant to the management agreements the Advisers are entitled to receive the fees listed below, payable monthly of such Fund's average daily net assets. In addition, the Advisers voluntarily agreed to limit its management fee to an annual rate also listed below:

                                   Management    Management
                                    With Fee    Without Fee
Fund                              Limitations   Limitations
----                              ------------  ------------

GSAM
Balanced Fund                            0.65%         0.65%
Growth and Income Fund                   0.70%         0.70%
CORE Large Cap Growth Fund               0.60%         0.75%
CORE Small Cap Equity Fund               0.75%         0.85%
CORE International Equity Fund           0.75%         0.85%
Mid Cap Equity Fund                      0.75%         0.75%
Small Cap Value Fund                     1.00%         1.00%
Real Estate Securities Fund               N/A           N/A

GSFM
CORE U.S. Equity Fund                    0.59%         0.75%
Capital Growth Fund                      1.00%         1.00%

GSAMI
International Equity Fund                0.89%         1.00%
Emerging Markets Equity Fund             1.10%         1.20%
Asia Growth Fund                         0.86%         1.00%


     GSAM, GSFM and GSAMI may discontinue or modify the above limitations in the future at their discretion, although they have no current intention to do so.

     Prior to May 1, 1997, the Funds then in operation had separate investment advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements. Effective May 1, 1997, the services under such agreements were combined in the management agreement. The services required to be performed for the Funds and the combined advisory (and subadvisory, in the case of the International Equity Fund) and administration fees payable by the Funds under the former advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements are identical to the services and fees under the management agreement.

     For the last three fiscal years the amounts of the combined investment advisory (and subadvisory, in the case of the International Equity Fund) and administration fees incurred by each Fund then in existence were as follows:

                                         1997           1996           1995
                                     =============  =============  =============

Balanced Fund                        $     402,183  $     193,041  $       8,858
Growth and Income Fund                   3,541,318      2,225,553        790,893
CORE U.S. Equity Fund                 1,667,381/3/     817,563/3/     693,383/2/
CORE Large Cap Growth Fund/1/                  N/A            N/A            N/A
CORE Small Cap Equity Fund/1/                  N/A            N/A            N/A
CORE International Equity Fund/1/              N/A            N/A            N/A
Capital Growth Fund                      8,697,265      9,335,745      8,724,828
Mid Cap Equity Fund/4/                     964,945        489,043            N/A
International Equity Fund             4,124,076/3/   2,794,872/2/   3,186,509/2/
Small Cap Value Fund                     2,130,703      2,908,839      3,385,899
Emerging Market Equity Fund/1/                 N/A            N/A            N/A
Asia Growth Fund                      2,221,857/3/   1,563,641/2/     553,084/2/
Real Estate Securities Fund/1/                 N/A            N/A            N/A

----------
1    Not Operational.

2 Does not give effect to the agreement (which was not in effect during such fiscal years) by GSFM, GSAM and GSAMI to limit management fees to 0.59%, 0.89% and 0.86%, respectively of CORE U.S. Equity, International Equity and Asia Growth Fund's average daily net assets.

3 Gives effect to the agreement (which was in effect as of June 15, 1995) by GSFM to limit management fees to 0.59%, 0.89% and 0.86%, respectively, of the CORE U.S. Equity, International Equity and Asia Growth Fund's average daily net assets. For the fiscal year ended January 31, 1996, had limitations not been in effect, CORE U.S. Equity Fund would have paid $1,019,639 in investment management fees. For the fiscal year ended January 31, 1997, had limitations not been in effect, CORE U.S. Equity, International Equity and Asia Growth Funds would have paid $2,119,552, $4,638,203 and $2,583,555, respectively, in investment management fees.

4    Commenced operations on August 1, 1995.

     Under the Management Agreement, each Adviser also: (i) supervises all non-advisory operations of each Fund that it advisers; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.


     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Advisers and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     Each Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.


DISTRIBUTOR AND TRANSFER AGENT
==============================

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended January 31, 1995 and 1996. No Class C Shares were outstanding during the fiscal years ended January 31, 1995, 1996 and 1997.

     Goldman Sachs retained the following commissions on sales of Class A and Class B Shares during the following periods:

                                        1997       1996      1995
                                     ==========  ========  ========

Balanced Fund                        $   94,000  $ 28,000  $ 14,000
Growth and Income Fund                  555,000   771,000   361,000
CORE U.S. Equity Fund                   380,000   108,000    58,000
CORE Large Cap Growth Fund/1/               N/A       N/A       N/A
CORE Small Cap Equity Fund/1/               N/A       N/A       N/A
CORE International Equity Fund/1/           N/A       N/A       N/A
Capital Growth Fund                     323,000   523,000   815,000
International Equity Fund             1,563,000   211,000   660,000
Small Cap Value Fund                    219,000   202,000   868,000
Emerging Market Equity Fund/1/              N/A       N/A       N/A
Asia Growth Fund                      1,397,000   507,000   829,000
Real Estate Securities Fund/1/       N/A         N/A       N/A

__________

1    Not operational.


     Goldman Sachs serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to
(i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information,
(vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto. For the last three fiscal years the amounts paid to Goldman Sachs by each Fund then in existence for transfer agency services performed were as follows:

                                     Class A & B      Class A        Class A
                                         1997           1996           1995
                                     ============     ========       =======

Balanced Fund                           $148,576       $ 72,067      $ 20,000
Growth and Income Fund                   870,527        542,671       262,158
CORE U.S. Equity Fund                    319,246        103,682       151,230
CORE Large Cap Growth Fund/1/                N/A            N/A           N/A
CORE Small Cap Equity Fund/1/                N/A            N/A           N/A
CORE International Equity Fund/1/            N/A            N/A           N/A
Capital Growth Fund                      908,310        549,844       694,014
International Equity Fund                586,243        129,313       481,169
Small Cap Value Fund                     511,883        254,292       600,618
Emerging Markets Equity Fund/1/              N/A            N/A           N/A
Asia Growth Fund                         385,114        192,097       120,000
Real Estate Securities Fund/1/               N/A            N/A           N/A



                                    Institutional      Service   Institutional
                                        Shares         Shares       Shares
                                         1997           1997         1996
                                         ====           ====         ====

Balanced Fund/1/                       $    N/A       $    N/A     $    N/A
Growth and Income Fund                       15            488          N/A
CORE U.S. Equity Fund/2/                    N/A            N/A       11,571
CORE Large Cap Growth Fund/1/               N/A            N/A          N/A
CORE Small Cap Equity Fund/1/               N/A            N/A          N/A
CORE International Equity Fund/1/           N/A            N/A          N/A
Capital Growth Fund/1/                      N/A            N/A          N/A
Mid Cap Equity Fund/3/                   51,464            N/A       26,082
International Equity Fund/2/                N/A            N/A          N/A
Small Cap Value Fund/1/                     N/A            N/A          N/A
Emerging Markets Equity Fund/1/             N/A            N/A          N/A
Asia Growth Fund/2/                         N/A            N/A          N/A
Real Estate Securities Fund/1/              N/A            N/A          N/A

__________

1      Not operational.
2      Contractually set to 0.
3      Commenced operations on August 1, 1995.

     The Trust's distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.


EXPENSES
========

     Except as set forth in the Prospectus under "Management," the Trust is responsible for the payment of its expenses. The expenses include, without limitation, the fees payable to the Advisers, the fees and expenses payable to the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM, GSAMI and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution, authorized dealer, service and administration plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer, service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Investment Advisers voluntarily have agreed to reduce or limit certain "Other Expenses" (excluding management, distribution and authorized dealer service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses, and transfer agency fees in the case of each Fund other than Balanced, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Mid Cap Equity Funds) for the following funds to the extent such expenses exceed the following percentage of average daily net assets:

                                                Other
                                               Expenses
                                               --------
Balanced Fund                                    0.10%
Growth and Income Fund                           0.11%
CORE U.S. Equity Fund                            0.06%
CORE Large Cap Growth Fund                       0.05%
CORE Small Cap Equity Fund                       0.20%
CORE International Equity Fund                   0.25%
Mid Cap Equity Fund                              0.10%
International Equity Fund                        0.20%
Emerging Markets Equity Fund                     0.16%


     Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser in its discretion at any time.

     Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the applicable Adviser's costs of performing certain accounting services not being provided by a Fund's Custodian.

     For the last three fiscal years the amounts of certain "Other Expenses" of each Fund then in existence that were reduced or otherwise limited were as follows:


                                       1997      1996      1995
                                     ========  ========  ========

Balanced Fund                        $319,552  $192,405  $ 95,906

Growth and Income Fund                      0         0   106,725
CORE U.S. Equity Fund                 104,833   110,581       N/A
CORE Large Cap Growth Fund/1/             N/A       N/A       N/A
CORE Small Cap Equity Fund/1/             N/A       N/A       N/A
CORE International Equity Fund/1/         N/A       N/A       N/A
Capital Growth Fund                       N/A       N/A       N/A
Mid Cap Equity Fund/2/                 72,441    85,515       N/A
International Equity Fund             144,265       N/A       N/A
Small Cap Value Fund                      N/A       N/A       N/A
Emerging Markets Equity Fund/1/           N/A       N/A       N/A
Asia Growth Fund                       50,407         0    35,905
Real Estate Securities Fund/1/            N/A       N/A       N/A

__________
1    Not operational.
2    Commenced operations on August 1, 1995.


CUSTODIAN AND SUB-CUSTODIANS
============================

     State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
==============================

     Arthur Andersen LLP, independent public accountants, 225 Franklin Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of a Fund, the Advisers are generally required to give primary consideration to obtaining the most favorable price and efficient execution under the circumstances. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available.
Within the framework of this policy, the Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Advisers in the performance of their decision-making responsibilities. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Advisers in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when an Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Adviser acts as investment adviser or subadviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Subject to the above considerations, the Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

For the past three fiscal years, each Fund in existence paid brokerage commissions as follows:


                                                         Total                Total          Brokerage
                                                       Brokerage            Amount of       Commissions
                                         Total        Commissions          Transaction         Paid
                                       Brokerage        Paid to             on which        to Brokers
                                      Commissions      Affiliated          Commissions       Providing
                                         Paid           Persons               Paid           Research
                                      ===========  ==================  ===================  ===========

Fiscal Year Ended
January 31, 1997:

Balanced Fund                          $   62,072  $  5,112 (8%)/1/    $ 1,057,742(15%)/2/      $     0
Growth and Income Fund                    779,396    77,587(10%)/1/      13,310,208(9%)/2/            0
CORE U.S. Equity Fund                     279,620          0(0%)/1/       6,706,824(0%)/2/            0
CORE Large Cap Growth Fund/ 3/            N/A           N/A                 N/A                  N/A
CORE Small Cap Equity Fund/ 3/            N/A           N/A                 N/A                  N/A
CORE International Equity Fund/ 3/        N/A           N/A                 N/A                  N/A
Capital Growth Fund                     1,460,140   304,052(21%)/1/      29,920,578(1%)/2/       42,039
Mid Cap Equity Fund                       364,294     22,134(6%)/1/       6,655,100(7%)/2/            0
International Equity Fund               1,529,436               0(0%)    48,059,958(0%)/2/            0
Small Cap Value Fund                      758,205     36,087(5%)/1/      16,439,842(1%)/2/            0
Emerging Markets Equity Fund/3/           N/A           N/A                 N/A                  N/A
Asia Growth Fund                        1,554,313     50,624(3%)/1/     102,609,295(4%)/2/            0
Real Estate Securities Fund/ 3/           N/A           N/A                 N/A                  N/A


                                                        Total                Total            Brokerage
                                                      Brokerage            Amount of         Commissions
                                         Total       Commissions          Transaction           Paid
                                       Brokerage       Paid to              on which         to Brokers
                                      Commissions     Affiliated          Commissions         Providing
                                         Paid          Persons                Paid            Research
                                      ===========  ================  ======================  ===========

Fiscal Year Ended
January 31, 1996:

Balanced Fund                          $   56,860  $  7,391(13%)/1/  $   29,697,202(13%)/2/           $0
Growth and Income Fund                    841,605     71,218(8%)/1/      425,040,430(9%)/2/            0
CORE U.S. Equity Fund                     121,424          0(0%)/1/      148,427,497(0%)/2/            0
CORE Large Cap Growth Fund/3 /            N/A          N/A               N/A                         N/A
CORE Small Cap Equity Fund/ 3/            N/A          N/A               N/A                         N/A
CORE International Equity Fund/ 3/        N/A          N/A               N/A                         N/A
Capital Growth Fund                     1,979,949   284,660(14%)/1/   1,034,755,196(11%)/2/            0
Mid Cap Equity Fund                       315,212    40,935(13%)/1/     142,547,552(11%)/2/            0
International Equity Fund               1,260,992     13,629(1%)/1/      359,700,166(1%)/2/            0
Small Cap Value Fund                      690,234    72,980(11%)/1/      170,616,044(6%)/2/            0
Emerging Markets Equity Fund/3 /          N/A          N/A               N/A                         N/A
Asia Growth Fund                        1,676,525      3,778(0%)/1/      247,662,049(2%)/2/            0
Real Estate Securities Fund/ 3/           N/A          N/A               N/A                         N/A


                                                        Total               Total           Brokerage
                                                      Brokerage           Amount of        Commissions
                                         Total       Commissions         Transaction          Paid
                                       Brokerage       Paid to             on which        to Brokers
                                      Commissions     Affiliated         Commissions        Providing
                                         Paid          Persons               Paid           Research
                                      ===========  ================  ====================  ===========

Fiscal Year Ended
January 31, 1995:

Balanced Fund                          $    9,652  $  1,522(16%)/1/  $  7,216,224(10%)/2/           $0
Growth and Income Fund                    637,080    77,404(12%)/1/    468,165,610(7%)/2/            0
CORE U.S. Equity Fund                     119,192          0(0%)/1/     99,616,396(0%)/2/            0
CORE Large Cap Growth Fund/3/             N/A          N/A               N/A                       N/A
CORE Small Cap Equity Fund/ 3/            N/A          N/A               N/A                       N/A
CORE International Equity Fund/ 3/        N/A          N/A               N/A                       N/A
Capital Growth Fund                     1,427,413   273,076(19%)/1/   786,135,073(13%)/2/            0
Mid Cap Equity Fund                       N/A          N/A               N/A                       N/A
International Fund                      1,799,525          0(0%)/1/    546,364,113(0%)/2/            0
Small Cap Value Fund                      555,667     23,137(4%)/1/    392,235,715(2%)/2/            0
Emerging Markets Equity Fund/3/          N/A           N/A               N/A                       N/A
Asia Growth Fund                        1,002,148     67,754(7%)/1/    171,880,775(2%)/2/            0
Real Estate Securities Fund/ 3/          N/A           N/A               N/A                       N/A

-----------

1    Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3    Not operational.

During the fiscal year ended January 31, 1997, the Trust acquired and sold securities of its regular broker-dealers: all brokers below and JP Morgan. As of January 31, 1997, the Trust held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

Fund                       Broker/Dealer    Amount
----                       -------------    ------

Balanced Fund             Bear Stearns      $ 6,679
                          Lehman Brothers     2,098
                          Chase Securities      490

Growth and Income Fund    Chase Securities  $ 6,003
                          Lehman Brothers    11,099
                          Bear Stearns       19,457

Core US Equity Fund       Chase Securities    1,193
                          Smith Barney        6,439
                          Merrill Lynch       4,423
                          Morgan Stanley      2,188
                          Salomon Brothers    4,249
                          Bear Stearns        2,614
                          Lehman Brothers       659

Capital Growth Fund       Bear Stearns       13,286
                          Lehman Brothers     3,349

Mid Cap Equity Fund       Lehman Brothers     2,151
                          Bear Stearns        2,977

Small Cap Value Fund      Bear Stearns       12,052
                          Lehman Brothers     3,038


                                NET ASSET VALUE

     Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class.
All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in the Prospectus).

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of

Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices; and (ii) on a foreign exchange will be valued at the last sale price (also referred to as the close price). The last sale price for securities traded principally on a foreign exchange will be determined as of the close of the London Stock Exchange or, for securities traded on exchanges located in the Asia Pacific region, noon London time; (b) debt securities will be valued using a pricing service approved by the Trustees if such prices are believed by the investment adviser to accurately represent market value; (c) overnight repurchase agreements will be valued by the investment adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least two dealers or, for term repurchase agreements, recognized counterparties; (e) debt securities with a remaining maturity of 60 days or less are valued by the investment adviser at amortized cost, which the Trustees have determined to approximate fair value; (e) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters then calculating the mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank; and (i) all other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees. For all brokers used in this process, the custodian bank will send a letter to the broker furnishing the quotation. If accurate quotations are not readily available, such contracts will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank. If broker quotes are used, the portfolio manager/trader will identify one independent unaffiliated broker from whom the custodian bank will obtain prices daily and another independent unaffiliated broker from whom the custodian bank will obtain quotes at least weekly. The custodian bank will promptly notify the portfolio manager/trader and a member of the GSAM Valuation Committee or a designee thereof of any deviations equal to or greater than 3% between the weekly quote and the daily quotes for the date that the weekly quotes were obtained. The investment adviser will promptly provide instructions to the custodian bank. For all brokers used in this process, the custodian bank will send a letter to the broker furnishing the quotation.

     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in a Fund's calculation of net asset values unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.


                            PERFORMANCE INFORMATION

     A Fund may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The following table indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

     Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index - Total Return; (o) Russell 1000 Growth Index-Total Return; (p) the Value-Line Composite-Price Return; (q) the Wilshire 4500 Index; (r) the FT-Actuaries Europe and Pacific Index, and (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley including (EAFE), and the Morgan Stanley Capital International Combined Asia ex Japan Free Index, the Morgan Stanley Capital International Emerging Markets Free Index, Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (t) the FT-Actuaries Europe and Pacific Index; (u) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (v) The Goldman Sachs Commodities Index; and (w) information produced by Micropal, Inc.. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

     Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:


     . cost associated with aging parents;

     . funding a college education (including its actual and estimated cost);

     . health care expenses (including actual and projected expenses);

     . long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     . retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     . asset allocation strategies and the benefits of diversifying among asset classes;

     .  the benefits of international and emerging market investments;

     . the effects of inflation on investing and saving;

     . the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

     . measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

     . the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

     . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

     . total stock market capitalizations of specific countries and regions on a global basis;

     . performance of securities markets of specific countries and regions; and

     . value of a dollar amount invested in a particular market or type of security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     The CORE Large Cap Growth Fund was organized on May 1, 1997 and has no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, the Fund has adopted the adjusted performance record of a separate account managed by the Advisers for periods prior to the Funds' commencement of operations which converted into Class A Shares as of the commencement date. Any quotation of performance data of this Fund relating to this period will include the adjusted performance record of the applicable separate account. The performance record of the separate account quoted by the Fund have been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses expected to be incurred by the Fund as stated in the expense table in the Prospectus. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Authorized Dealer Service Plans) imposed and other operating expenses. Total return quotations will be calculated pursuant to SEC approved methodology. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account's performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account

(based on Class A expenses) and the Class A performance for any periods prior to commencement of operations of a class of shares.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                                                        Assuming no voluntary
                                                                                                        waiver of fees and no
                                                                                                        expense reimbursements
                                                                                                        ----------------------
                                                                                   Assumes    Assumes      Assumes    Assumes
                                                                                5.5% sales   no sales   5.5% sales   no sales
Fund                         Class          Time Period                             charge     charge       charge     charge
----                         -----          -----------                              -----      -----        -----      -----
Balanced Fund                A              10/12/94-1/31/97 - Since inception       17.41%     20.32%       15.50%     18.27%
Balanced Fund                A              2/1/96-1/31/97 - One year                12.07%     18.59%       11.22%     17.69%
Balanced Fund                B              5/1/96-1/31/97 - Since inception*          N/A      16.22%         N/A      15.79%

Growth and Income            A              2/5/93-1/31/97 - Since inception         17.31%     18.98%       16.50%     18.17%
Growth and Income            A              2/1/96-1/31/97 - One year                21.39%     28.42%       21.13%     28.14%
Growth and Income            B              5/1/96-1/31/97 - Since inception*          N/A      22.23%         N/A      22.23%
Growth and Income            Institutional  6/3/96-1/31/97 - Since inception*          N/A      20.77%         N/A      20.77%
Growth and Income            Service        3/6/96-1/31/97 - Since inception*          N/A      23.87%         N/A      23.87%

CORE U.S. Equity             A              5/24/91-1/31/97 - Since inception        13.54%     14.67%       13.25%     14.38%
CORE U.S. Equity             A              2/1/92-1/31/97 - Five year               13.99%     15.29%       13.70%     15.00%
CORE U.S. Equity             A              2/1/96-1/31/97 - One year                16.98%     23.75%       16.69%     23.44%
CORE U.S. Equity             B              5/1/96-1/31/97 - Since inception*          N/A      18.59%         N/A      18.47%
CORE U.S. Equity             Institutional  6/15/95-1/31/97 - Since inception          N/A      28.04%         N/A      27.74%
CORE U.S. Equity             Institutional  2/1/96-1/31/97 - One year                  N/A      24.63%         N/A      24.39%
CORE U.S. Equity             Service        6/7/96-1/31/97 - Since inception*          N/A      15.92%         N/A      15.71%

CORE Large Cap Growth        A              11/1/91-1/31/97 - Since inception        18.46%     19.78%       17.30%     18.61%
CORE Large Cap Growth        A              2/1/92-1/31/97 - Five year               17.53%     18.85%       16.38%     17.68%
CORE Large Cap Growth        A              2/1/96-1/31/97 - One year                27.09%     34.54%       25.85%     33.23%

Capital Growth               A              4/20/90-1/31/97 - Since inception        15.57%     16.54%       15.24%     16.21%
Capital Growth               A              2/1/92-1/31/97 - Five year               15.42%     16.73%       15.14%     16.44%


                                                                                                      Assuming no voluntary
                                                                                                      waiver of fees and no
                                                                                                      expense reimbursements
                                                                                                      ----------------------
                                                                                  Assumes    Assumes      Assumes    Assumes
                                                                               5.5% sales   no sales   5.5% sales   no sales
Fund                        Class          Time Period                             charge     charge       charge     charge
--------------------------  -------------  ----------------------------------       -----      -----        -----      -----
Capital Growth              A              2/1/96-1/31/97 - One year                19.04%     25.97%       18.75%     25.66%
Capital Growth              B              5/1/96-1/31/97 - Since inception*          N/A      19.39%         N/A      19.39%

Mid Cap Equity              Institutional  8/1/95-1/31/97 - Since inception           N/A      21.65%         N/A      21.55%
Mid Cap Equity              Institutional  2/1/96-1/31/97 - One year                  N/A      25.63%         N/A      25.55%

International Equity        A              12/1/92-1/31/97 - Since inception         9.66%     11.15%        9.40%     10.90%
International Equity        A              2/1/96-1/31/97 - One year                 7.26%     13.48%        7.05%     13.26%
International Equity        B              5/1/96-1/31/97 - Since inception*          N/A       2.83%         N/A       2.75%
International Equity        Institutional  2/7/96-1/31/97 - Since inception*          N/A      12.53%         N/A      12.38%
International Equity        Service        3/6/96-1/31/97 - Since inception*          N/A      10.42%         N/A      10.28%

Small Cap Value             A              10/22/92-1/31/97- Since inception        12.12%     13.61%       11.79%     13.28%
Small Cap Value             A              2/1/96-1/31/97 - One year                20.27%     27.28%       19.98%     26.97%
Small Cap Value             B              5/1/96-1/31/97 - Since inception*          N/A       5.39%         N/A       5.39%

Asia Growth                 A              7/8/94-1/31/97 - Since inception          4.46%      6.78%        4.15%      6.47%
Asia Growth                 A              2/1/96-1/31/97 - One year                -6.44%     -1.01%       -6.59%     -1.17%
Asia Growth                 B              5/1/96-1/31/97 - Since inception *         N/A      -6.02%         N/A      -6.06%
Asia Growth                 Institutional  2/2/96-1/31/97 - Since inception *         N/A      -1.09%         N/A      -1.24%

----------
All returns are average annual total returns.
* Represents an aggregate total return (not annualized) since this class has not completed a full twelve months of operations.

     From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

     A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

     Total return will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, total return with respect to each class of shares of a Fund will differ.


                              SHARES OF THE TRUST

     The Funds were reorganized from series of a Maryland corporation as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997, on April 30, 1997.

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in
respect of assets specifically allocated to such class or series.   The Trustees
also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of the Funds into five classes:
Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares.

     Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service Plans are borne exclusively by Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class A Shares.

     Class B Shares of the Funds are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

     Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

     As of July 24, 1997, State Street Bank & Trust Company as Trustee (GS Profit Sharing Master Trust), Attn. Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992, was recordholder of 95.80% of Mid Cap Equity Fund's outstanding shares; Fluor Corporation, Master Retirement Trust, Bankers Trust as Trustee 3353 Michelson Drive, Irvine, CA 92698-0010 was recordholder of 64.71% and GS & Co. FBO William C. Strutt IRA, 455 Coconut Palm Road, Vero Beach, FL 32963-3710 was recordholder of 5.36% of CORE Large Cap Growth Fund's outstanding shares; State Street Bank and Trust Company as Trustee for Goldman Sachs Profit Sharing Master Trust, Attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 was recordholder of 12.76% and Maring Midland Bank as Trustee for Mark IV Ind. & Subs Employees Retirement Income Fund, P.O. Box 1329, Attention: Mutual Fund Processing, Buffalo, NY 14240-1329 was recordholder of 7.56% of CORE U.S.
Equity Fund's outstanding shares; Frontier Trust Co., FBO Dade County Public Schools, Attention: Agnes R. McMurray; 1720 S. Gadsden Street, Tallahassee, FL 32301-5547 was recordholder of 5.60% and Trukan and Co., Attention: K. Ufford, P.O. Box 3699, Wichita, KS 67201-3699 was recordholder of 5.48% of Balanced Fund's outstanding shares.

Cap Equity Fund's outstanding shares; Trukan and Co., Attn: K. Ufford, P.O. Box 3699, Wichita, KS 67201-3699, was recordholder of 6.80% of Balanced Fund's outstanding shares; Frontier Trust Co. Inc. Trustee (FBO Dade County Public Schools), Attn: Agnes R. McMurray, Fringe Benefits Management Co., 1720 S. Gadsden St., Tallahassee, FL 32301-5547, was recordholder of 6.80% of Balanced Fund's outstanding shares; and State Street Bank & Trust Company as Trustee (Goldman Sachs Employees' Pension Plan), Attn: Louis Pereria, P.O. Box 1992, Boston, MA 02105-1992, was recordholder of 5.10% of the Small Cap Equity Fund's outstanding shares.]

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising form such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or their organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholder, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for error of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                 TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.


GENERAL
=======

     Each Fund is a separate taxable entity. CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities and Emerging Markets Equity Funds each intend to elect and each other Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test");
(b) such Fund derive less than 30% of its gross income from the sale or other disposition of any of the following which was held for less than three months:
(i) stock or securities; (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. Asia Growth Fund had approximately $184,000, $5,487,000 and $9,825,000 at January 31, 1997 of capital loss carry forwards expiring in 2002, 2003, and 2004, respectively, for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. The short-short test described above may limit a Fund's ability to use options, forward contracts, and futures transactions as well as its ability to engage in short sales. Moreover, application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     A Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as may occur for CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds, more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If the CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds make this election, its respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by such a Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing the amount it is required to distribute.

     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

TAXABLE U.S. SHAREHOLDERS - DISTRIBUTIONS
=========================================

For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

     Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company may be eligible, for the dividends received deduction for corporations. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by CORE International Equity, International Equity, Asia Growth and Emerging Markets Equity Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

TAXABLE U.S. SHAREHOLDERS - SALE OF SHARES
==========================================

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     Each Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS
=====================

     The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons," (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

STATE AND LOCAL
===============

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                              FINANCIAL STATEMENTS

     The audited financial statements and related Reports of Independent Public Accountants, contained in the 1997 Annual Report of each of the Funds, are incorporated herein by reference into this Additional Statement and attached hereto.


                               OTHER INFORMATION

     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund.

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

               DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

    CLASS A DISTRIBUTION PLANS. As described in the Prospectus, the Trust with respect to Class A Shares of each Fund has adopted a distribution plan (the "Class A Plans") pursuant to Rule 12b-1 under the Act. See "Distribution and Authorized Dealer Service Plan" in the Prospectus.

    The Class A Plans for each Fund (other than the CORE Small Cap Equity, CORE International Equity and Real Estate Securities Funds, which were approved on July 22, 1997) were most recently approved on April 23, 1997 by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class A Plans, cast in person at a meeting called for the purpose of approving the Class A Plans. The compensation payable under the Class A Plans may not exceed 0.25% per annum of each Fund's average daily net assets.

    Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for the Balanced, CORE Large Cap Growth, Capital Growth and Small Cap Value Funds and to limit the amount of such fee to 0.21% of average daily net asset attributable to Class A Shares of CORE U.S. Equity, International Equity and Asia Growth Funds; and to limit the amount of such fee to 0.04% of the average daily net asset attributable to Class A shares of the Growth and Income Fund. Goldman Sachs has no current intention of modifying or discontinuing such waiver but may do so in the future at its discretion.

    Each Class A Plan was amended effective April 30, 1997 for each of the Funds then in existence to reduce the fee payable under the Plan from 0.50% of average daily net assets attributable to Class A Shares. At the time of such amendment the Trustees approved the Authorized Dealer Service Plan pursuant to which personal and account maintenance services are provided. See "Management -- Authorized Dealer Service Plans."

    For the fiscal year ended January 31, 1997 the amounts paid to Goldman Sachs pursuant to its Class A Plan by each Fund then in existence were as follows:

                                       1997
                                     ========

Balanced Fund                        $      0
Growth and Income Fund                139,025
CORE U.S. Equity Fund                 363,264
CORE Large Cap Growth Fund/1/             N/A
CORE Small Cap Equity Fund/1/             N/A
CORE International Equity Fund/1/         N/A
Capital Growth Fund                         0
Mid Cap Equity Fund/1/                    N/A
International Equity Fund             900,274
Small Cap Value Fund                        0
Emerging Markets Equity Fund/1/           N/A
Asia Growth Fund                      526,448
Real Estate Securities Fund/1/            N/A

___________
1  Not operational.


     Had Goldman Sachs' voluntary limitations not been in effect the Funds would have paid Goldman Sachs the following fees during the fiscal year ended 1997 pursuant to their respective Class A Plans:

                                        1997
                                     ==========

Balanced Fund                        $  153,392
Growth and Income Fund                1,252,257
CORE U.S. Equity Fund                   432,457
CORE Large Cap Growth Fund/1/               N/A
CORE Small Cap Equity Fund/1/               N/A
CORE International Equity Fund/1/           N/A
Capital Growth Fund                   2,171,462
Mid Cap Equity Fund/1/                      N/A
International Equity Fund             1,071,755
Small Cap Value Fund                    529,684
Emerging Markets Equity Fund/1/             N/A
Asia Growth Fund                        626,724
Real Estate Securities Fund/1/              N/A

__________
1    Not operational.

During the fiscal year ended January 31, 1997, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund then in existence:

                                                   Compensation              Printing and   Preparation
                                                   and Expenses  Allocable    Mailing of        and
                                                      of the     Overhead,   Prospectuses   Distribution
                                                   Distributor   Telephone     to Other       of Sales
                                     Compensation  & Its Sales   and Travel  Than Current  Literature and
                                      To Dealers    Personnel     Expenses   Shareholders   Advertising
                                     ============  ============  ==========  ============  ==============
Fiscal Year Ended
January 31, 1997:

Balanced Fund/1/                               $0    $        0    $      0       $     0        $      0
Growth and  Income Fund/1/                      0       897,444     823,000        64,500         158,500
CORE U.S.  Equity Fund                          0       714,665     684,000        51,000         281,000
CORE Large Cap Growth Fund/2/                 N/A           N/A         N/A           N/A             N/A
CORE Small Cap Equity Fund/2/                 N/A           N/A         N/A           N/A             N/A
CORE International Equity Fund/2/             N/A           N/A         N/A           N/A             N/A
Capital Growth Fund/1/                        N/A           N/A         N/A           N/A             N/A
Mid Cap Equity/2/                             N/A           N/A         N/A           N/A             N/A
International Equity Fund/1/                    0     1,124,203     952,000        70,500         363,955
Small Cap Value Fund/1/                       N/A           N/A         N/A           N/A             N/A
Asia Growth Fund/1/                             0       558,465     343,000        37,000         155,500
Emerging Market Equity Fund/2/                N/A           N/A         N/A           N/A             N/A
Real Estate Securities Fund/2/                N/A           N/A         N/A           N/A             N/A

The table above reflects amounts expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Class A Plans. The payments under the Class A Plans were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis.

1 COMMENCING JUNE 1, 1995, GOLDMAN SACHS IS NOT IMPOSING THE 0.25% 12B-1 FEE FOR THESE FUNDS. AS NO DISTRIBUTION REVENUE HAS BEEN EARNED AFTER THIS DATE FOR THESE FUNDS, NO EXPENSES ARE REFLECTED ABOVE.

2    NOT OPERATIONAL.

     The Class A Plans are compensation plans which provide for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements. If the Class A Plans were terminated by the Trustees and no successor plans were adopted, each Fund would cease to make payments to Goldman Sachs under the Class A Plans and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class A Plans, Goldman Sachs, as distributor of each Fund's Class A shares, will provide to the Trustees for their review, and the Trustees will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class A Plans and the purposes for which such services were performed and expenditures were made.

     The Class A Plans will remain in effect until May 1, 1998 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class A Plans. A Class A Plan may not be amended to increase materially the amount to be spent for the services described therein as to a Fund without approval of a majority of the outstanding voting securities of the affected Fund. All material amendments of the Class A Plan must also be approved by the Trustees in the manner described above. A Class A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees or by vote of a majority of the Class A Shares of the applicable Fund. So long as the Class A Plans are in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class A Plans will benefit the Funds and their Class A shareholders.

     CLASS B DISTRIBUTION PLANS. As described in the Prospectus, the Trust has adopted on behalf of the Funds distribution plans (the "Class B Plans") pursuant to Rule 12b-1 under the Act with respect to the Class B shares. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

     The Class B Plans were most recently approved for the Funds (except CORE Small Cap Equity, CORE International Equity, Real Estate Securities and Emerging Markets Equity Funds) on April 23, 1997 and for the Emerging Markets Equity Fund on January 28, 1997 and for the CORE Small Cap Equity, CORE International Equity and Real Estate Securities Funds on July 22, 1997, by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class B Plans, cast in person at a meeting called for the purpose of approving the Class B Plans.

     With respect to each Fund, the compensation payable under the Class B Plans is equal to 0.75% per annum of the average daily net assets attributable to Class B Shares of that Fund. The fees received by Goldman Sachs under the Class B Plans and contingent deferred sales charge on Class B Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class B Shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class B Shares. If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements.

During the fiscal year ended January 31, 1997, Goldman Sachs incurred the following fees under the Class B Plan of each applicable Fund then in existence:

Balanced Fund                        $ 3,861
Growth and Income Fund                28,075
CORE U.S. Equity Fund                 36,508
CORE Large Cap Growth Fund/1/            N/A
CORE Small Cap Equity Fund/1/            N/A
CORE International Equity Fund/1/        N/A
Capital Growth Fund                    7,632
Mid Cap Equity Fund/1/                   N/A
International Equity Fund             44,148
Small Cap Value Fund                   8,973
Emerging Markets Equity Fund/1/          N/A
Asia Growth Fund                      10,229
Real Estate Securities Fund/1/           N/A

__________
1    Not operational.



     The Class B Plans are compensation plans which provide for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class B Plans were terminated by the Trustees and no successor plan were adopted, the Funds would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class B Plans, Goldman Sachs, as distributor of the Funds' shares, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class B Plans and the purposes for which such services were performed and expenditures were made.

     The Class B Plans will remain in effect until May 1, 1998 and from year to year, provided such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees. A Class B Plan may not be amended to increase materially the amount to be spent for the services described therein as to any Fund without approval of a majority of the outstanding Class B Shares of that Fund. All material amendments of the Class B Plans must also be approved by the Trustees in the manner described above. With respect to any Fund, a Class B Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Class B Shares of that Fund. So long as a Class B Plans are in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class B Plans will benefit each Fund and their respective Class B shareholders.

     CLASS C DISTRIBUTION PLANS. As described in the Prospectus, the Trust has adopted on behalf of the Funds distribution plans (the "Class C Plans") pursuant to Rule 12b-1 under the Act with respect to the Class C shares. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

     The Class C Plans of each Fund were approved for the Funds on July 22, 1997, on behalf of the Trust by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class C Plans, cast in person at a meedting called for the purpose of approving the Class C Plans.

     With respect to each Fund, the compensation payable under the Class C Plans is equal to 0.75% per annum of the average daily net assets attributable to Class C Shares of that Fund. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class C Shares.

     No fees were paid to Goldman Sachs under the Class C Plans during the fiscal year ended January 31, 1997.

     The Class C Plans are compensation plans which provide for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class C Plans were terminated by the Trustees and no successor plan were adopted, the Funds would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class C Plans, Goldman Sachs, as distributor of the Funds' shares, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class C Plans and the purposes for which such services were performed and expenditures were made.

     The Class C Plans will remain in effect until May 1, 1998 and from year to year, provided such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees. A Class C Plan may not be amended to increase materially the amount to be spent for the services described therein as to any Fund without approval of a majority of the outstanding Class C Shares of that Fund. All material amendments of the Class C Plans must also be approved by the Trustees in the manner described above. With respect to any Fund, a Class C Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Class C Shares of that Fund. So long as a Class C Plans are in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class C Plans will benefit each Fund and their respective Class C shareholders.

     AUTHORIZED DEALER SERVICE PLANS. As described in the prospectus, each Fund's Class A, Class B and Class C Shares have adopted a non-Rule 12b-1 Authorized Dealer Service Plan (each a "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for the provision of personal and account maintenance services. The Service Plan of CORE Small Cap Equity, CORE International Equity and Real Estate Securities Funds were initially approved on July 22, 1997, Emerging Markets Equity Fund was initially approved on January 28, 1997 and the Service Plans of CORE Large Cap Growth Fund were initially approved on April 23, 1997 by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plan. Each Service Plan of each other Fund was most recently approved by the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plan, at a meeting held on April 23, 1997. Each Fund's Service Plan provides for the compensation for personal and account maintenance services at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A or Class B shares.

     For the fiscal year ended January 31, 1997 and for the period June 1, 1995 (commencement of each Service Plan) through January 31, 1996, each Fund that was operational paid Authorized Dealer

Service fees at the foregoing rate for each Fund's Class A shares. During the period May 1, 1996 (commencement of each Class B Service Plan) through January 31, 1997, Authorized Dealer Service fees were paid with respect to each Fund's Class B shares which were then in operation at the foregoing rate.

     For the fiscal year ended January 31, 1997 and for the period June 1, 1995 through January 31, 1996, the amounts paid to Goldman Sachs pursuant to its Class A Authorized Dealer Service Plan and for the period May 1, 1996 (commencement of Class B Service Plan) through January 31, 1997, the amounts paid to Goldman Sachs pursuant to its Class B Service Plan was:


                                      Class A    Class B   Class A
                                        1997      1997       1996
                                     ==========  =======  ==========

Balanced Fund                        $  153,392  $ 1,294  $   64,145
Growth and Income Fund                1,252,257    9,358     603,426
CORE U.S. Equity Fund                   432,457   12,169     182,881
CORE Large Cap Growth Fund/1/               N/A      N/A         N/A
CORE Small Cap Equity Fund/1/               N/A      N/A         N/A
CORE International Equity Fund/1/           N/A      N/A         N/A
Capital Growth Fund                   2,171,462    2,854   1,563,448
Mid Cap Equity Fund/1/                      N/A      N/A         N/A
International Equity Fund             1,071,755   14,733     470,027
Small Cap Value Fund                    569,684    2,992     454,857
Emerging Market Equity Fund/1/              N/A      N/A         N/A
Asia Growth Fund                        626,724    3,410     276,754
Real Estate Securities Fund/1/              N/A      N/A         N/A

----------
1    Not operational


     The Service Plans of each Fund will remain in effect until May 1, 1998, and from year to year thereafter, provided that the continuance of each service plan is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plans. All material amendments of the Service Plans must also be approved by the Trustees in the manner described above. The Service Plans may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the affected Fund. The Trustees have determined that in their judgment there is a reasonable likelihood that the Service Plans will benefit the Funds and their shareholders.



   OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS,
                            EXCHANGES AND DIVIDENDS

MAXIMUM SALES CHARGES
=====================

     Class A Shares of each Fund are sold at a maximum sales charge of 5.5%. Using the initial offering price per share, as of January 31, 1997, the maximum offering price of each Fund's Class A shares would be as follows:

                                             Maximum  Offering
                                  Net Asset   Sales   Price to
                                    Value    Charge    Public
                                  ---------  -------  --------
Balanced Fund                        $18.78    $1.09    $19.87
Growth and Income Fund                23.18     1.35     24.53
CORE U.S. Equity Fund                 23.32     1.36     24.68
CORE Large Cap Growth Fund              N/A      N/A       N/A
CORE Small Cap Equity Fund              N/A      N/A       N/A
CORE International Equity Fund          N/A      N/A       N/A
Capital Growth Fund                   16.73     0.97     17.70
Mid Cap Equity                          N/A      N/A       N/A
International Equity Fund             19.32     1.12     20.44
Small Cap Value Fund                  20.91     1.22     22.13
Emerging Markets Equity Fund            N/A      N/A       N/A
Asia Growth Fund                      16.31     0.95     17.26
Real Estate Securities Fund             N/A      N/A       N/A


     The following information supplements the information in the Prospectus under the captions "How to Invest," "How to Sell Shares of the Funds" and "Dividends." Please see the Prospectus for more complete information.



OTHER PURCHASE INFORMATION
==========================

     If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

RIGHT OF ACCUMULATION (CLASS A)
===============================

     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A shares (acquired by purchase or exchange) of the Funds and Class A shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $35,000 and purchases additional Class A shares of any Fund with a purchase price of $25,000, the sales charge for the $25,000 purchase would be 4.75% (the rate applicable to a single purchase of more than $60,000). Class A shares purchased without the imposition of a sales charge may not be aggregated with Class A shares purchased subject to a sales charge. Class A shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A shares held by any other Private Client Services account. In addition, Class A shares of the Funds and Class A shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's, group's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation.

STATEMENT OF INTENTION (CLASS A)
================================

     If a shareholder anticipates purchasing at least $50,000 of Class A shares of a Fund alone or in combination with Class A shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
=================================================

     A Fund shareholder should obtain and read the prospectus relating to any other Fund, Goldman Sachs Fund or ILA Portfolio (as defined in the Prospectus) and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

AUTOMATIC EXCHANGE PROGRAM
==========================

     A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Portfolio and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Portfolio.

SYSTEMATIC WITHDRAWAL PLAN
==========================

     A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class B shares would be disadvantageous because of the sales charge imposed on purchases of Class A shares or the imposition of a CDSC on redemptions of Class A and Class B shares. The CDSC applicable to Class B shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest -- Waiver or Reduction of Continent Deferred Sales Charge" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

           The U.S. equity market rewarded investors with excellent returns once again in the 12-month period ended January 31, 1997. Most European markets achieved significant gains as well, with several outpacing the U.S., while the performance of Asian markets varied widely. We are pleased to report that most of the Goldman Sachs equity funds performed very well in this generally favorable global equity environment.

U.S. Stocks Continued to Climb Amid Heightened Volatility

           The U.S. stock market surged to record levels during the period under review, rising an impressive 26.3% (as measured by the Standard & Poor's 500 stock index). During 1996, the market advanced in a "staircase" pattern, where notable gains are achieved within a relatively short time and are followed by a period of choppy trading. For example, after a run-up from January through mid-February, market volatility notably increased, as investor sentiment vacillated between two contradictory concerns. With some economic news, investors feared that the economy was growing too quickly, making higher inflation a possibility, while other news caused them to worry that the economy was slowing, putting earnings at risk. In May, investors briefly overcame their fears and sent the market higher, but their concerns quickly re-emerged and caused the market to settle into another choppy trading range that culminated in a sharp sell-off in July.

           By August, sentiment significantly improved when data indicated that earnings growth was more resilient than generally expected and inflation remained under control. Thus reassured, investors propelled stocks to record highs during the second half of the period, with the Dow Jones Industrial Average crossing the 6000 mark for the first time by mid-October. The ascent continued through the end of the period, with the Dow climbing to 7000 by mid-February 1997.

           Though small-cap stocks led the market during the first half of the year, the post-July rally was dominated by large-cap, growth companies. Furthermore, the rally was very narrowly focused, with a handful of large-cap stocks (primarily in the technology, finance and pharmaceutical sectors) contributing substantially to the S&P 500 index's performance for the period.

After a Weak Start, Economic Growth Rebounded, Then Moderated

           When the period began, lackluster consumer spending and the General Motors strike restrained economic growth, but the economy still advanced faster than expected, with first-quarter real GDP growth of 2.0% (annualized). Momentum accelerated even more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter real GDP rose a robust 4.7% (annualized), its highest rate in two years.

           The economy's torrid growth cooled markedly during the third quarter with an annualized real GDP growth of 2.1%, largely due to lackluster consumer spending and a widening U.S. trade deficit. This slowdown proved to be temporary, however, as the economy strengthened from October through December. Fourth-quarter real GDP


--------------------------------------------------------------------------------
Table of Contents
Introduction/Market Overview.............................................    1
Goldman Sachs Balanced Fund..............................................    4
Goldman Sachs Select Equity Fund.........................................   14
Goldman Sachs Growth and Income Fund.....................................   22
Goldman Sachs Capital Growth Fund........................................   28
Goldman Sachs Small Cap Equity Fund......................................   34
Goldman Sachs International Equity Fund..................................   40
Goldman Sachs Asia Growth Fund...........................................   48
Financial Statements.....................................................   56
Notes to Financial Statements............................................   64
Financial Highlights.....................................................   74
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)

growth was revised to 3.9% (annualized), reflecting a narrowing trade deficit, rising consumer spending and accelerating manufacturing activity. Despite firm growth, underlying inflation remained surprisingly mild. For all of 1996, consumer prices rose only 2.9%. In January 1997, most indicators suggested that the economy would continue to advance.

           The U.S. Federal Reserve cut the Federal funds rate by 25 basis points in January 1996, just prior to the start of the period, in response to generally poor year-end economic conditions. Though stronger than expected growth shifted investor expectations from further Federal Reserve interest rate cuts to potential tightening, the Fed then left rates unchanged. As of January 31, 1997, the Federal funds rate remained at 5.25%.

The Dollar Resumed Its Climb Against the Yen and the Mark Following a Brief July Slide

           During the period under review, the dollar continued to strengthen, rising to a 47-month high against the yen and a 31-month high against the mark. Though the dollar declined briefly in July along with the U.S. stock market, it quickly rebounded in August and continued to rally through the end of the period. The dollar's climb was reflective of several developments, including the relative strength of the U.S. economy, reductions in the budget deficit and controlled inflation. Despite the run-up, Goldman Sachs' economists do not expect a major impact on U.S. growth in 1997, nor do they anticipate a major decrease in exports, as the dollar's effect on U.S. trade flows is relatively small and stretched out over time. Furthermore, domestic demand in Canada and Mexico, which together accounted for nearly one-third of U.S. exports in 1996, is expected to rise.

The International Market Environment: European Equities Performed Well, Japan Declined Sharply and Asian Markets Were Mixed Amid Increased Volatility

           During the period under review, most global economies experienced modest growth, but long-awaited recoveries in Europe and Japan fell short of expectations. In Europe, several major economies, such as Germany and France, continued to be plagued by weaker than expected manufacturing activity and record-high unemployment, while others, such as the U.K., clearly accelerated. In contrast to the mixed economic conditions, most European equity markets performed very well, buoyed by healthy corporate profits. Though the Japanese economy strengthened, equities declined due to concerns regarding the sustainability of earnings growth as well as fears that the newly elected government would delay deregulation. In January 1997, the already weak Japanese market sold off sharply when the government announced an austerity program that was expected to curb growth. In other Asian countries, key elections heightened political uncertainty throughout the region and a marked slowdown in economic growth increased volatility.

Outlook in the U.S.: Economic Growth Is Expected to Continue to Strengthen

           Goldman Sachs' economists expect first-quarter real GDP growth to slow to just under 2.0% (annualized) due to a widening trade deficit. However, this slowdown should not be interpreted as any change in economic fundamentals, as underlying demand remains firm and consumer confidence, income and employment trends continue to support consumer spending. The favorable economic environment of moderate growth and low inflation appears likely to persist in the near term, which could translate to a seventh year of profit growth for U.S. corporations in 1997 and another good year for U.S. equities, though not likely as strong as last year. As always, equity performance can be affected by changes in the economic environment, such as higher than expected inflation, which could lead to a Fed tightening by midyear, or an unforeseen faltering of economic growth.

           After the outstanding performance of the past two years, it is important to maintain realistic expectations from your equity investments. As increased volatility during 1996 demonstrated, equities can go down as well as up. Over the long run, however, stocks have historically outperformed other asset classes, rewarding investors committed to a long-term investment horizon.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A Major Addition to Our Active Equity Management Team

     We are pleased to announce that we have recently acquired Liberty Investment Management, a Tampa, Florida-based investment advisory firm with an impressive 16-year track record. Liberty's Chief Investment Officer, Herbert Ehlers, and his portfolio management team have assumed primary responsibility for the Goldman Sachs Capital Growth Fund, which they will manage using a "growth at a reasonable price" investment style. The Liberty group adds both breadth and depth to the Goldman Sachs U.S. Active Equity team, and we look forward to working with them.

     In conclusion, thank you for making the Goldman Sachs equity funds part of your long-term financial plan.

Sincerely,

/s/ David B. Ford                      /s/ John P. McNulty

David B. Ford                          John P. McNulty
Co-Head,                               Co-Head,
Goldman Sachs                          Goldman Sachs
Asset Management                       Asset Management

March 3, 1997

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

           The Goldman Sachs Balanced Fund seeks to provide investors with a combination of long-term growth of capital and current income by investing in a diversified portfolio that includes both equity and fixed income securities. Under normal market conditions, the fund is expected to maintain an asset mix of 45% to 65% in equity securities, with the remainder (at a minimum 25%) in fixed income securities. The fund's portfolio management team will review the fund's asset mix on a regular basis and adjust it to reflect changes in the economic environment.

           Stocks are selected using a value style, identifying those judged to be inexpensive relative to their expected long-term earnings and ability to pay dividends. We also consider the degree to which a company's management is committed to increasing value for shareholders.

           In the fixed income portion of the portfolio, we actively manage the portfolio within a risk-controlled framework. We seek to minimize interest rate risk relative to the portfolio's benchmark, and focus on seeking to add value through sector selection, security selection and yield curve strategies.

Performance Review: Equity, Fixed Income and Asset Allocation Contributed to Strong Results


                                   Fund Total Return
                                     (based on net     Benchmark
                                     asset value)    Total Return+
                                     ------------    -------------
 Class A (1/31/96 - 1/31/97)*           18.59%          15.51%
 Class B (5/1/96 - 1/31/97)*            16.22%          14.99%


* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

+ The benchmark is a combination of the S&P 500 stock index (weighted at 55%) and the Lehman Brothers Aggregate Bond Index (weighted at 45%).

           We are pleased to report that during the period under review, the fund's Class A and Class B shares outperformed the benchmark. In addition, the fund's Class A shares ranked within the top 15% of the Lipper balanced fund category (35th of 281) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked because they did not exist during the full year.)

           The equity and fixed income portions of the fund both performed favorably, with equity investments contributing most to fund results. In addition, our asset allocation decisions also benefited performance. During the spring of 1996, we reduced the fund's equity weightings in favor of fixed income investments, which worked in its favor when equities fell sharply in July. In October, we increased the fund's equity weighting, just prior to a significant rally in the stock market. As of January 31, 1997, the fund's asset mix based on net assets was 54% in equities, 42% in fixed income and the remainder in cash equivalents.

Best Performing Equity Investments Included Technology, Finance and Energy
Stocks

           The fund's best performing stocks came from a wide range of industries, particularly technology, finance and energy. Technology holdings that performed well included Intel Corp., the dominant microprocessor manufacturer, which we sold after it climbed sharply due to stronger than expected personal computer sales and reached our target price, and Avnet, Inc., the second largest distributor of semiconductors and other electronic components. In the financial sector, BankAmerica Corp. increased its focus on aggressive capital management, and NationsBank Corp. began to realize the benefits of cost cuts. Top-performing energy-related investments were Tosco Corp., an oil refiner and distributor, which continued its ambitious acquisition strategy, and Texaco Inc., which benefited from higher petroleum prices and a successful restructuring program. Disappointing performers included three companies that suffered from

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
overcapacity in their respective industries: Georgia-Pacific Corp. and Stone Container Corp., both manufacturers of paper products, and Geon Corp., a manufacturer of polyvinyl chloride.

           One of the fund's new investments was Unicom Corp., an electric utility that operates 12 nuclear units at six sites. Unicom generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-term prospects. During the period, we sold several stocks after they appreciated and reached our price targets, including Anheuser-Busch Co., Inc., the world's largest brewer, and Greenpoint Financial Corp., a New York-based thrift.


 Top 10 Equity Holdings as of January 31, 1997

                                                      Percentage of
                                                          Total
 Company                         Line of Business       Net Assets
 Aetna Inc.                      Healthcare                1.9%
                                   Management
 Tenet Healthcare Corp.          Hospitals                 1.9%
 Cigna Corp.                     Insurance                 1.7%
 Lear Corp.                      Autoparts/Original        1.7%
                                   Equipment
 Brunswick Corp.                 Pleasure                  1.7%
                                   Boats/Marine
                                   Engines
 Goodyear Tire & Rubber Co.      Tire and Rubber           1.6%
                                   Products
 Dean Witter Discover & Co.      Financial Services        1.6%
 Avnet, Inc.                     Electronic                1.5%
                                   Components
                                   Distributor
 Philip Morris Companies,        Tobacco and Food          1.5%
   Inc.                            Products
 Owens-Illinois, Inc.            Packaging                 1.5%


Corporate and Emerging Market Debt Sectors Led the Fund's Fixed Income
Performance

           The fixed income sectors that contributed most to the fund's performance were its corporate bond holdings and emerging market debt securities. Corporate bonds benefited when many companies reported positive earnings growth throughout the period. Emerging market debt was one of the fund's smaller allocations during the year but performed extremely well due to positive emerging country credit trends and supportive cash flows resulting from global investors' persistent search for incremental yield. In addition, the fund's investments in the mortgage and asset-backed sectors also performed well, reflecting healthy investor demand.

           The fund's largest fixed income allocation was mortgage-backed securities (MBS), which accounted for a 12.9% position in terms of total net assets, up from 10.0% a year ago. The MBS sector fared particularly well during the first half of the period, when interest rates rose and prepayment fears abated. We gradually trimmed the fund's exposure in the corporate bond sector to 9.8%, down from 13.2% a year ago, as it became more fully valued. The fund's asset-backed securities (ABS) weighting was 4.8%, and they continued to offer incremental yield over similar duration Treasuries. U.S. Treasuries, with an 8.5% allocation, were used together with futures to manage the fund's interest rate risk. Finally, 3.3% of the fund was invested in emerging market debt, where we stressed higher credit, short-duration bonds, and 0.7% was invested in government agency securities.

Outlook

           We believe that, overall, the stock market is moderately overvalued and is therefore unlikely to match the strong return it achieved in 1996. However, it is important to note that even after last year's rally, the fund's equity holdings continue to be attractively valued. We expect that our emphasis on using extensive fundamental research to identify stocks selling below their

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)


--------------------------------------------------------------------------------
intrinsic value will continue to serve us well in 1997's potentially more challenging stock market environment.

           We have a relatively cautious view of the fixed income markets in the coming months due to a possible tightening by the Federal Reserve later in the year, which would impact the prices of fixed income securities. In the MBS market, the pace of mortgage prepayments remains stable, and we continue to identify specific securities that present attractive investment opportunities. We have a moderately optimistic view for the corporate sector, where we will continue to emphasize short-duration bonds that offer attractive incremental yield over Treasuries. Finally, we believe ABS still offer attractive value relative to other similarly rated securities, and we expect new supply to continue to be met with enthusiastic demand.

           Going forward, we will continue to actively allocate the portfolio's asset mix between the equity and fixed income sectors to take advantage of changing market conditions throughout the coming year.


/s/ Ronald E. Gutfleish                             /s/ Jonathan A. Beinner

Ronald E. Gutfleish                                 Jonathan A. Beinner
Senior Portfolio Manager,                           Co-Head,
U.S. Active Equity Value                            U.S. Fixed Income

/s/ G. Lee Anderson                                 /s/ c. Richard Lucy

G. Lee Anderson                                     C. Richard Lucy
Portfolio Manager,                                  Co-Head,
U.S. Active Equity Value                            U.S. Fixed Income

/s/ Eileen A. Aptman                                /s/ Richard H. Buckholz

Eileen A. Aptman                                    Richard H. Buckholz
Portfolio Manager,                                  Portfolio Manager,
U.S. Active Equity Value                            U.S. Fixed Income

March 3, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 index ("S&P 500") and the Lehman Brothers Aggregate Bond Index (LBABI)) are shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                          [LINE GRAPH APPEARS HERE]

           GS Balanced        GS Balanced
             Class A            Class A
         (w/sales charge)   (no sales charge)    LBABI         S&P 500
         ----------------   -----------------    -----         -------
10/12/94       9,450             10,000          10,000         10,000
1/31/95        9,532             10,087          10,233         10,184
1/31/96       12,211             12,922          11,966         14,123
1/31/97       14,488             15,331          12,357         17,842


                                    Class B

                           [LINE GRAPH APPEARS HERE]

           GS Balanced          GS Balanced
             Class B              Class B
        (no redemp. charge)  (w/redemp. charge)    LBABI       S&P 500
        -------------------  ------------------    -----       -------
5/1/96        10,000              10,000           10,000       10,000
1/31/97       11,622              11,122           10,642       12,218

                                         ---------------------------------------
                                               Average Annual Total Return
                                         ---------------------------------------
                                              One Year      Since Inception/(a)/
         ------------------------------- ------------------ -------------------
         Class A, no sales charge              18.59%              20.32%
         ------------------------------- ------------------ -------------------
         Class A, w/sales charge               12.07%              17.41%
         ------------------------------- ------------------ -------------------
         Class B, no redemption charge          N/A                16.22%/(b)/
         ------------------------------- ------------------ -------------------
         Class B, w/redemption charge           N/A                11.22%/(b)/
         ------------------------------- ------------------ -------------------

/(a)/ Class A and B shares commenced operations October 12, 1994 and May 1,
      1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund
January 31, 1997

--------------------------------------------------------------------

Shares        Description                                     Value
====================================================================
Common Stocks--53.0%
Airlines--1.8%
 7,700        AMR Corp.*                                $   619,850
 32,600       Continental Airlines, Inc.*                   908,725
--------------------------------------------------------------------
                                                          1,528,575
--------------------------------------------------------------------
Appliance Manufacturer--0.9%
 28,600       Sunbeam Corp.                                 793,650
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--1.7%
 38,200       Lear Corp.*                                 1,427,725
--------------------------------------------------------------------
Auto/Vehicle--1.0%
 25,600       Ford Motor Co.                                824,400
--------------------------------------------------------------------
Banks--4.5%
 10,300       BankAmerica Corp.                           1,149,738
 5,300        Chase Manhattan Corp.                         490,250
 9,400        Fleet Financial Group, Inc.                   507,600
 9,300        NationsBank Corp.                           1,004,400
 7,400        Republic Bank of New York Corp.               655,825
--------------------------------------------------------------------
                                                          3,807,813
--------------------------------------------------------------------
Chemicals-Commodity--1.1%
 31,400       Geon Co.                                      588,750
 7,600        Union Carbide Corp.                           344,850
--------------------------------------------------------------------
                                                            933,600
--------------------------------------------------------------------
Defense--2.1%
 17,900       McDonnell Douglas Corp.                     1,203,775
 6,200        Northrop Grumman Corp.                        484,375
 1,900        Thiokol Corp.                                 106,400
--------------------------------------------------------------------
                                                          1,794,550
--------------------------------------------------------------------
Department Stores--0.8%
 13,900       Sears Roebuck & Co.                           667,200
--------------------------------------------------------------------
Electric Utilities--2.8%
 5,500        CMS Energy Corp.                              184,250
 43,000       Long Island Lighting Co.                      978,250
 49,600       Unicom Corp.                                1,171,800
--------------------------------------------------------------------
                                                          2,334,300
--------------------------------------------------------------------
Food--1.5%
 40,200       Chiquita Brands International, Inc.           587,925
 4,000        Unilever Inc.                                 658,000
--------------------------------------------------------------------
                                                          1,245,925
--------------------------------------------------------------------
Forest Products--1.1%
 12,400       Georgia Pacific Corp.                         912,950
--------------------------------------------------------------------
Health Suppliers/Services--1.3%
 23,300       Baxter International, Inc.                  1,074,713
--------------------------------------------------------------------
Healthcare Management--3.8%
 20,400       Aetna Inc.                                  1,611,600
 57,800       Tenet Healthcare Corp.*                     1,560,600
--------------------------------------------------------------------
                                                          3,172,200
--------------------------------------------------------------------
Home Builders--1.8%
 18,200       Centex Corp.                                  709,800
 28,200       Lennar Corp.                                  750,825
--------------------------------------------------------------------
                                                          1,460,625
--------------------------------------------------------------------
Insurance-Life--2.5%
 9,500        Cigna Corp.                                 1,440,438
 11,700       Lincoln National Corp.                        627,413
--------------------------------------------------------------------
                                                          2,067,851
--------------------------------------------------------------------
Insurance-Property and Casualty--1.6%
 9,200        Allmerica Financial Corp.                     336,950
 16,100       Partner Re Holding Ltd.                       571,550
 12,700       Tig Holdings, Inc.                            439,738
--------------------------------------------------------------------
                                                          1,348,238
--------------------------------------------------------------------
Integrated Oil--2.6%
 8,100        Atlantic Richfield Co.                      1,071,225
 10,300       Texaco, Inc.                                1,090,513
--------------------------------------------------------------------
                                                          2,161,738
--------------------------------------------------------------------
Logistics/Rail--1.0%
 30,400       Canadian Pacific Ltd.                         824,600
--------------------------------------------------------------------
Logistics/Trucking--1.2%
 39,600       Consolidated Freightways, Inc.              1,004,850
--------------------------------------------------------------------
Oil Refining & Marketing--1.9%
 12,800       Ashland Inc.                                  552,000
 11,300       Tosco Corp.                                 1,000,050
--------------------------------------------------------------------
                                                          1,552,050
--------------------------------------------------------------------
Packaging--1.5%
 52,500       Owens-Illinois Inc.*                        1,246,875
--------------------------------------------------------------------

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------


--------------------------------------------------------------------

Shares        Description                                     Value
====================================================================
Common Stocks (continued)
Recreational Products--1.7%
 55,500       Brunswick Corp.                           $ 1,394,438
--------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--0.5%
 13,100       Lehman Brothers Holdings, Inc.                414,288
--------------------------------------------------------------------
Semiconductors & Electronics--1.5%
 20,700       Avnet Inc.                                  1,280,813
--------------------------------------------------------------------
Software--0.5%
 13,800       Autodesk Inc.                                 436,425
--------------------------------------------------------------------
Specialty Finance--1.6%
 34,200       Dean Witter Discover & Co.                  1,303,875
--------------------------------------------------------------------
Steel--1.0%
 20,200       AK Steel Holding Corp.                        813,050
--------------------------------------------------------------------
Supermarkets--2.0%
 56,300       Fleming Companies, Inc.                       907,838
 24,600       Supervalu, Inc.                               759,525
--------------------------------------------------------------------
                                                          1,667,363
--------------------------------------------------------------------
Textiles--1.3%
 27,500       Fruit of The Loom, Inc.*                    1,103,438
--------------------------------------------------------------------
Tire & Other Related Rubber Products--1.6%
 24,000       Goodyear Tire & Rubber Co.                  1,308,000
--------------------------------------------------------------------
Tobacco--2.8%
 4,200        Loews Corp.                                   415,275
 10,700       Philip Morris Companies, Inc.               1,271,963
 12,100       RJR Nabisco, Inc.                             396,275
 8,500        Universal Corp.                               263,500
--------------------------------------------------------------------
                                                          2,347,013
--------------------------------------------------------------------
Total Common Stocks
   (Cost $35,773,086)                                   $44,253,131
====================================================================
Preferred Stocks--0.1%
Media Content--0.1%
 63           Time Warner, Inc. 10.25%                  $    69,064
--------------------------------------------------------------------
Tobacco--0.0%
 3,400        RJR Nabisco, Inc., class C 9.25%               22,525
--------------------------------------------------------------------
Total Preferred Stocks
   (Cost $84,320)                                       $    91,589
====================================================================
Rights--1.1%
Forest Products--0.7%
 42,000       Stone Container Corp. * exp. 08/08/98     $   567,000
Technology Capital Goods--0.4%
 10,800       Teradyne, Inc.* exp. 03/26/00                 333,450
--------------------------------------------------------------------
Total Rights
   (Cost $923,718)                                      $   900,450
====================================================================
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Fixed Income--41.5%

Asset-Backed Securities--4.8%
Airplanes Pass Through Trust Series 1, Class C
$   100,000            8.15%           03/15/19         $   102,655
Asset Securitization Corp., Series 1996, Class A1
    250,000            6.88            11/13/26             249,609
Case Equipment Loan Trust, Series 1995-A, Class A
     74,286            7.30            03/15/02              75,124
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
    140,000            6.23            06/15/03             139,343
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
     74,323            5.80            06/15/02              74,137
Discover Card Master Trust 1994-2, Class A
     70,000            5.83            10/16/04              70,613
Discover Card Master Trust 1996-2, Class A
    110,000            5.70            07/18/05             110,550
Discover Card Master Trust 1996-4, Class A
    740,000            5.86            10/16/13             751,329
Discover Card Master Trust 1996-4, Class B
    420,000            6.03            10/16/13             424,460
Fasco Auto Trust, Series 1996-1
    266,114            6.65            11/15/01             267,223
Fingerhut Master Trust, Series 1996-1, Class A
    200,000            6.45            02/20/02             200,936
Navistar Financial Trust, Series 1995-A, Class A2
    134,590            6.55            11/20/01             135,347
Navistar Financial Trust, Series 1995-b, Class A3
    120,000            6.05            04/15/02             120,000
Sears Credit Account Master Trust, Series 1995-2, Class A
    700,000            8.10            06/15/04             733,026
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
January 31, 1997

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Asset-Backed Securities (continued)
Sears Credit Card Master Trust, Series 1995-3, Class A
$    70,000            7.00%           10/15/04         $    71,268
Standard Credit Card Master Trust, Series 1994-4, Class A
    110,000            8.25            11/07/03             117,322
Standard Credit Card Master Trust, Series 1995-1, Class A
    360,000            8.25            01/07/07             389,135
--------------------------------------------------------------------
Total Asset-Backed Securities
   (Cost $4,019,726)                                    $ 4,032,077
====================================================================
Corporate Bonds--9.8%
Finance Bonds--3.6%
BankAmerica Corp.
$   500,000            7.75%           07/15/02         $   520,600
Capital One Bank
    200,000            8.33            02/10/97             200,056
    250,000            8.13            02/27/98             254,825
Conseco Finance
    120,000            8.70            11/15/26             122,912
Continental Bank
    100,000           12.50            04/01/01             120,501
Countrywide Funding Corp.
    100,000            6.08            07/14/99              99,368
    150,000            8.00            12/15/26             147,029
Edison Mission Energy Funding Corp.
    100,000            6.77            09/15/03              99,852
Fleet Mortgage Group, Inc.
    250,000            6.50            06/15/00             248,888
Golden West Financial Corp.
    200,000           10.25            12/01/00             223,894
Meditrust, Inc.
    120,000            7.82            09/10/26             128,021
Mic Finance Trust
     80,000            8.38            02/01/27              80,442
Olympic Financial Ltd.
     95,000           13.00            05/01/00             107,350
PXRE Cap Trust
     65,000            8.85            02/01/27              65,847
Signet Banking Corp.
$   500,000            9.63%           06/01/99         $   531,870
Washington Real Estate
     55,000            7.13            08/13/03              54,745
--------------------------------------------------------------------
Total Finance Bonds
   (Cost $3,035,271)                                    $ 3,006,200
====================================================================
Industrial Bonds--5.6%
360 Communications Co.
$   195,000            7.13%           03/01/03         $   193,518
Auburn Hills Trust
     90,000           12.00            05/01/20             134,352
Blockbuster Entertainment
     50,000            6.63            02/15/98              49,995
Chelsea GCA Realty
    226,000            7.75            01/26/01             228,362
DVI Equipment Lease Trust
    434,745            6.55            07/10/04             434,605
Ford Motor Credit Co.
     40,000            8.38            01/15/00              42,038
General Motors Acceptance Corp.
    170,000            7.13            05/10/00             173,087
    210,000            5.63            02/05/01             202,810
H + T Master Trust, Class A2
    220,000            8.18            08/15/02             220,000
K Mart Corp.
     40,000            9.55            06/30/98              40,290
     40,000            9.60            09/15/98              40,845
Loewen Group International
     50,000            7.75            10/15/01              50,000
News America Holdings, Inc.
    160,000            7.50            03/01/00             163,784
Northwest Airlines
    217,076            8.97            01/02/15             226,558
NWA
     68,025            8.26            03/10/06              71,149
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Corporate Bonds (continued)
Industrial Bonds (continued)
Oryx Energy Co.
$   245,000            9.50%           11/01/99         $   259,252
RJR Nabisco Inc.
    135,000            8.00            07/15/01             136,184
    160,000            8.63            12/01/02             164,654
Rogers Cablesystems, Inc.
    115,000            9.63            08/01/02             119,600
Tele-Communications, Inc.
    295,000            6.19            09/15/03             292,956
    125,000            9.65            10/01/03             133,951
     20,000            6.82            09/15/10              19,899
Tenet Healthcare Corp.
     60,000            9.63            09/01/02              65,100
Time Warner, Inc.
    375,000            7.45            02/01/98             378,776
    125,000            9.63            05/01/02             139,444
    250,000            7.98            08/15/04             256,243
Tosco Corp.
    110,000            7.00            07/15/00             110,793
U.S. Home Corp.
     70,000            7.95            03/01/01              68,250
USI American Holdings Corp.
     60,000            7.25            12/01/06              58,540
Viacom International
     80,000            9.13            08/15/99              81,800
     95,000           10.25            09/15/01             103,550
--------------------------------------------------------------------
Total Industrial Bonds
   (Cost $4,650,412)                                    $ 4,660,385
====================================================================
Utility Bonds--0.6%
Arkla Inc.
$   250,000            9.20%           12/18/97         $   255,665
Central Maine Power Co.
    100,000            7.38            01/01/99             100,138
    160,000            7.45            08/30/99             159,134
--------------------------------------------------------------------
Total Utility Bonds
   (Cost $521,661)                                      $   514,937
====================================================================
--------------------------------------------------------------------
====================================================================
Total Corporate Bonds
   (Cost $8,207,344)                                    $ 8,181,522
====================================================================
Government Bonds--1.2%
Australia Commonwealth
AUD1,000,000           7.50%           07/15/05         $   769,138
Province of Quebec
$   200,000           13.25            09/15/14             238,976
--------------------------------------------------------------------
Total Government Bonds
   (Cost $1,033,387)                                    $ 1,008,114
====================================================================
Emerging Market Debt--3.3%
Argentina Bocan
$   144,111            5.69%           04/01/01         $   138,490
Asia Pulp and Paper International Finance Co.
    100,000            7.26(a)        04/03/97              98,614
    200,000            8.30            06/28/99             198,118
     90,000           10.25            10/01/00              90,754
Banco De Commercio Exterior
     30,000            8.63            06/02/00              30,979
BCO De Colombia
    110,000            8.63            06/02/00             113,590
Bridas Corp.
    170,000           12.50            11/15/99             181,433
Bridas Corp. Gtd Euro Medium
     60,000            9.50            06/17/99              60,147
Corp. Andina de Fomento
    160,000            7.25            04/30/98             161,774
Emp Ica Soc Contro
    110,000            9.75            02/11/98             111,440
Empresa Col Petroleos
     80,000            7.25            07/08/98              80,566
Financiera Energy Nacional
    230,000            5.88            02/17/98             226,062
     60,000            8.13            04/09/98              60,347
    200,000            8.46            06/19/98             201,876
     80,000            9.38            06/15/06              82,847
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
January 31, 1997

--------------------------------------------------------------------
Principal           Interest           Maturity
 Amount               Rate               Date                 Value
====================================================================
Emerging Market Debt (continued)
Grupo Industrial Durango
$   120,000           12.00%           07/15/01         $   127,978
Grupo Televisa
     20,000           11.38            05/15/03              21,425
Imexsa Export Trust
    100,000           10.13            05/31/03             104,190
Inst Fomento Industrial
    290,000            8.38            07/29/01             295,707
PT Indah Kiat
     50,000            8.88            11/01/00              49,518
Republic of Argentina
     89,600            8.63            04/06/98              90,730
    150,000            5.63            04/01/00              75,600
Sampoerna International
     50,000            8.38            06/15/06              51,208
YPF Sociedad Anonima
    111,483            7.50            10/26/02             113,132
--------------------------------------------------------------------
Total Emerging Market Debt
   (Cost $2,710,872)                                    $ 2,766,525
====================================================================
Government Agency Obligations--0.7%
Federal National Mortgage Association
$   520,000            8.50%           02/01/05         $   545,917
--------------------------------------------------------------------
Total Government Agency Obligations
   (Cost $566,963)                                      $   545,917
====================================================================
Mortgage Backed Obligations--12.9%
Federal Home Loan Mortgage Corp.
$ 2,000,000            7.50%           TBA-30yr/(b)/    $ 2,003,740
Federal National Mortgage Association
  2,000,000            8.00            TBA-30yr/(b)/      2,042,500
  1,000,000            6.50            TBA-15yr/(b)(d)/     990,930
     95,702            8.50            09/01/06/(d)/        100,068
    119,291            8.50            03/01/07/(d)/        124,733
    677,419            8.50            03/01/10/(d)/        707,985
  1,000,000            3.50            05/25/19             869,370
====================================================================
Government National Mortgage Association
$ 1,000,000            7.50%           TBA-30yr/(b)/    $ 1,002,180
    963,086            7.50            05/15/23             969,404
  1,005,709            7.00            07/15/23             990,311
  1,000,000            7.00            08/15/23             984,690
--------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $10,687,107)                                   $10,785,911
====================================================================
Sovereign Credit--0.2%
State of Israel
$   150,000             6.38%          12/15/05         $   141,983
--------------------------------------------------------------------
Total Sovereign Credit
   (Cost $139,082)                                      $   141,983
====================================================================
U.S. Treasury Obligations--8.5%
United States Treasury Bonds
$   470,000           12.00%           08/15/13/(d)/    $   666,592
    120,000            8.75            05/15/17/(d)/        144,619
     30,000            8.88            08/15/17              36,595
    580,000            8.75            05/15/20             704,068
    160,000            8.75            08/15/20/(d)/        194,400
    680,000            7.63            02/15/25             743,430
United States Treasury Notes
  1,200,000            6.88            08/31/99           1,223,628
  1,000,000            6.13            07/31/00             999,220
    900,000            7.88            11/15/04             977,202
United States Treasury Principal Only Stripped Securities/(a)/
     80,000            6.03/(a)/       08/15/99              68,774
    740,000            6.55/(a)/       11/15/04/(d)/        447,552
    320,000            6.59/(a)/       05/15/05             186,781
  2,200,000            7.09/(a)/       02/15/19             473,968
    890,000            7.10/(a)/       05/15/20             175,205
--------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $7,102,563)                                    $ 7,042,034
====================================================================

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

--------------------------------------------------------------------
Principal           Interest           Maturity
 Amount               Rate               Date                 Value
====================================================================
Yankee Bonds--0.1%
Korea Electric Power
$    93,927            7.40%           04/01/16         $    93,712
--------------------------------------------------------------------
Total Yankee Bonds
   (Cost $90,825)                                       $    93,712
====================================================================
Total Fixed Income
   (Cost $34,557,869)                                   $34,597,795
--------------------------------------------------------------------
Short-Term Obligations--0.2%
Argentina Treasury Bill
$    40,000            6.00%/(a)/      02/14/97         $    39,896
Banco Nacional de Com
     50,000           10.63            06/23/97              51,291
Republic of Argentina
     90,000            6.29(a)         05/16/97              88,166
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $179,353)                                      $   179,353
====================================================================
Repurchase Agreement--11.0%
Joint Repurchase Agreement Account
$ 9,200,000            5.63%           02/03/97/(d)/    $ 9,200,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $9,200,000)                                    $ 9,200,000
====================================================================
Total Investments
   (Cost $80,718,346)/(c)/                              $89,222,318
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
      value exceeds cost                                $ 9,461,225
   Gross unrealized loss for investments in which
      cost exceeds value                                   (981,857)
--------------------------------------------------------------------
   Net unrealized gain                                  $ 8,479,368
====================================================================

--------------------------------------------------------------------

====================================================================
Futures contracts open at January 31, 1997 are as follows:
                           Number of
                           Contracts     Settlement     Unrealized
          Type              Long(e)        Month        Gain(Loss)
------------------------- ------------ ---------------  -----------
2-Year U.S. Treasury Note        5        March 1997      $(3,438)
10-Year U.S. Treasury Bond      15        March 1997      (25,500)
30-Year U.S. Treasury Bond       2        March 1997       (3,969)
S&P 500 Stock Index              4        March 1997      123,100
-------------------------------------------------------------------
                                                          $90,193
-------------------------------------------------------------------

*     Non-income producing security.
/(a)/ The interest rate disclosed for these securitites represents effective yields to maturity.
/(b)/ TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/ The aggregate cost for federal income tax purposes is $80,742,950.
/(d)/ Portions of these securities are being segregated as collateral for futures contracts, TBA (To Be Assigned) securities, covered short sales and/or mortgage dollar rolls.
/(e)/ Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 10-Year and 30-Year U.S. Treasury Bond contract represents $100,000 in notional par value. Each S&P 500 Stock Index represents $50,000 in notional par value. The total net notional amount and market value at risk are $2,900,000 and $4,463,969, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

     The Goldman Sachs Select Equity Fund is designed to provide investors with a broadly diversified portfolio that can be used as a core holding on which to build an investment program. The fund's investment objective is to provide investors with long-term growth of capital and dividend income through investment in a broadly diversified portfolio of predominantly large-cap and blue-chip equity securities representing all major sectors of the U.S. economy. The fund's mandate is to remain fully invested with industry diversification, capitalization and risk characteristics similar to the aggregate U.S. stock market as represented by the S&P 500 stock index. Therefore, the fund's relative performance compared with the market comes almost exclusively from stock selection within sectors. We believe the fund offers investors an attractive combination of value and growth, without assuming more risk than the broad market.

     The fund employs a disciplined approach that combines fundamental investment research provided by the Goldman Sachs Global Investment Research Department with quantitative analysis generated by the Asset Management Division's proprietary model. Our quantitative system evaluates each stock using many different criteria including valuation measures, growth expectations, earnings momentum and risk. It also objectively analyzes the impact of current economic conditions on different types of stocks. Those stocks ranked highly by both our quantitative model and by Goldman Sachs research are selected for the fund's portfolio.

Performance Review: Quantitative Model Contributed to the Fund's Performance
--------------------------------------------------------------------------------

                                                        Fund Total
                                                          Return        S&P 500
                                                       (based on net     Total
                                                        asset value)     Return
                                                        -----------      ------
 Class A (1/31/96 -1/31/97)*                               23.75%        26.25%
 Class B (5/1/96 -1/31/97)*                                18.59%        22.18%
 Institutional (1/31/96 -1/31/97)*                         24.63%        26.25%
 Service (6/7/96 - 1/31/97)*                               15.92%        18.36%

--------------------------------------------------------------------------------
* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B and Service shares is a cumulative total return (not annualized) from their inception through the end of the period.

     During the period, the fund achieved strong absolute returns, with most of its gains occurring in the second half of the year. When the period began, the fund performed well primarily due to successful stock selection. The Research Department's qualitative ratings were particularly helpful early in the period, when its analysis helped the fund steer clear of underperforming stocks. During the latter half of the year, most of the fund's positive performance came from the Asset Management Division's quantitative model.

     Of the three themes considered by our quantitative model -- value, growth and low-risk -- stocks with value-oriented features, such as low price/earnings ratios, received the highest weighting during most of the period. This emphasis did not work in the fund's favor during the second and third quarters of 1996, when stocks with growth characteristics (strong near-term growth expectations and high price/earnings multiples) outperformed value-oriented stocks. In the fourth quarter, however, our emphasis on value proved to be extremely successful, as stocks with value characteristics soared to record highs and outperformed the other themes by a substantial margin. As a result of this dramatic rebound, value emerged as the dominant investment style for the year.

     Despite the positive results from our quantitative model, the fund underperformed the index because it was

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
unable to keep pace with the dramatic outperformance of the largest 50 stocks, which accounted for a significant portion of the market's gains. In addition, the fund held a slightly higher cash position than usual as the volume of new assets invested in the fund rapidly increased, particularly during the fourth quarter, when the top 50 stocks surged. To address this issue, at the end of 1996 the fund instituted new procedures to ensure that cash balances will be invested more rapidly. Furthermore, we expect that any future market advance will broaden to include stocks beyond the top 50.

     The fund's best performers were large-capitalization stocks from a wide range of sectors, including banks (BankAmerica Corp. and NationsBank Corp.), technology companies (Intel Corp., Microsoft Corp. and IBM Corp.), consumer staples (Procter & Gamble Co.), electrical equipment (General Electric Co.) and tobacco (Philip Morris Companies, Inc.).

     Stocks that fell short of our expectations included some of the fund's utility, telecommunication and oil investments such as Unicom Corp., Airtouch Communications, Inc. and Tenneco, Inc.

Portfolio Composition: Model Increasingly Favored Stocks With Defensive Characteristics

     As of January 31, 1997, the fund held 141 stocks. While its sector exposures were generally in line with the S&P 500 index, the fund was overweighted in electric/gas (5.8% for the fund versus 3.3% for the S&P 500) and energy (10.1% versus 8.0%) and underweighted in consumer nondurables (10.2% versus 12.9%) and telecommunications (3.9% versus 6.3%). These over- and underweightings, as shown in Table II, were the result of the fund's stock selection process and were not a reflection of our economic forecast for specific sectors.

     During the first quarter of 1996, the Fund's quantitative model favored growth characteristics (such as earnings momentum and price momentum) and put a smaller, but still positive, weight on stocks with value or low-risk characteristics (e.g., low beta and low "disappointment" risk). As the year progressed, the fund's strategy became somewhat more defensive as our quantitative model increased its weighting in value and low-risk themes. This shift was triggered by a number of indicators that pointed toward emerging excesses in the equity market: Low cash cushions held by equity mutual funds, the increasing volatility of equity prices, the record-low dividend yields and the divergence in returns between stocks and bonds.

     As a result of our more defensive posture, over the past year we gradually increased the fund's weighting in energy-related companies such as Texaco Inc. and Atlantic Richfield Co., both newcomers to the fund's 10 largest holdings. We also decreased the fund's exposure to consumer noncyclicals, which includes food/agriculture companies (e.g., IBP, Inc. and Kellogg Co.).

     As of the end of the period, the fund's major valuation characteristics were more attractive than the benchmark. These included a lower price/earnings ratio based on 1997 estimated earnings (15.9x versus 17.3x for the S&P 500) as well as a lower price/book ratio (3.0x versus 3.4x). The fund achieved these favorable valuation levels while maintaining growth and risk characteristics in line with those of the S&P 500.

Table I: Top 10 Portfolio Holdings as of 1/31/97
--------------------------------------------------------------------------------

                                                     Percentage of
                                                       Total Net
 Company                      Line of Business           Assets
 General Electric Co.         Electronics                 2.9%
 Intel Corp.                  Semiconductors              2.8%
                                and Electronics
 Exxon Corp.                  Petroleum and               2.2%
                                Natural Gas
 Microsoft Corp.              Computer Software           2.1%
 Texaco Inc.                  Petroleum and               2.0%
                                Natural Gas
 Merck & Co., Inc.            Pharmaceuticals             1.9%
 Atlantic Richfield Co.       Petroleum and               1.7%
                                Natural Gas
 Bristol-Myers Squibb Co.     Pharmaceuticals             1.7%
 Philip Morris Companies,     Tobacco and Food            1.7%
   Inc.                         Products
 Travelers Group, Inc.        Financial Services          1.6%

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)


--------------------------------------------------------------------------------
Table II: Sector Breakout as of 1/31/97
--------------------------------------------------------------------------------

                                         Percentage of
                            Percentage      S&P 500
 Industry Sectors          of Portfolio      Index       Difference
 Finance                       17.8%         16.2%          1.6%
 Consumer Nondurables          10.2%         12.9%         -2.7%
 Energy                        10.1%          8.0%          2.1%
 Health                         9.6%         10.4%         -0.8%
 Technology                     9.3%         10.9%         -1.6%
 Basic Industry                 7.9%          7.1%          0.8%
 Capital Spending               6.5%          5.6%          0.9%
 Electric/Gas                   5.8%          3.3%          2.5%
 Miscellaneous                  4.4%          5.0%         -0.6%
 Retail                         4.3%          3.6%          0.7%
 Telecommunications             3.9%          6.3%         -2.4%
 Consumer Services              3.8%          4.8%         -1.0%
 Consumer Durables              2.6%          2.5%          0.1%
 Aerospace                      1.8%          2.0%         -0.2%
 Transportation                 1.1%          1.4%         -0.3%
 Cash                           1.0%          0.0%          1.0%

--------------------------------------------------------------------------------

Outlook

     Goldman Sachs expects the U.S. equity market to continue to advance in 1997, although returns will likely be more modest than the unusually strong results of 1995 and 1996. In addition, we expect equity gains to broaden beyond the top 50 stocks. In 1997, we will continue to maintain a balanced approach by considering risk, value and growth simultaneously.

However, the relative importance of avoiding riskier stocks has increased in the current market environment, which is likely to result in greater emphasis on defensive stocks with below-average price volatility, attractive valuations and lower possibility of near-term earnings disappointments.


/s/ Robert C. Jones

Robert C. Jones
Senior Portfolio Manager,
Quantitative Equity


/s/ Kent A. Clark

Kent A. Clark
Portfolio Manager,
Quantitative Equity


/s/ Victor H. Pinter

Victor H. Pinter
Portfolio Manager,
Quantitative Equity

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                        Class A

                [LINE GRAPH APPEARS HERE]

           GS Select Eq        GS Select Eq
              Class A             Class A
         (w/sales charge)    (no/sales charge)   S&P 500
         ----------------    ----------------    -------
5/24/91        9,450              10,000          10,000
1/31/92       10,112              10,701          11,092
1/31/93       10,548              11,162          12,266
1/31/94       12,144              12,851          13,846
1/31/95       12,009              12,708          13,919
1/31/96       16,654              17,617          19,306
1/31/97       20,613              21,813          24,390
                             Class B

                     [LINE GRAPH APPEARS HERE]

           GS Select Eq             GS Select Eq
              Class B                  Class B
      (no redemption charge)    (w/redemption charge)     S&P 500
      ----------------------    ---------------------     -------
5/1/96        10,000                   10,000              10,000
1/31/97       11,859                   11,359              12,218
                  Institutional

            [LINE GRAPH APPEARS HERE]

                   GS Select Eq
                Institutional Class     S&P 500
                -------------------     -------
6/15/95                10,000            10,000
1/31/96                12,014            12,029
1/31/97                14,983            15,197
                 Service

         [LINE GRAPH APPEARS HERE]

                   GS Select Eq
                    Serv. Class    S&P 500
                   ------------    -------
6/7/96                10,000        10,000
1/31/97               11,592        11,836

                                ------------------------------------------------
                                          Average Annual Total Return
                                ------------------------------------------------
                                      One Year          Since Inception/(a)/
--------------------------------------------------------------------------------
Class A, no sales charge               23.75%                  14.67%
--------------------------------------------------------------------------------
Class A, w/sales charge                16.98%                  13.54%
--------------------------------------------------------------------------------
Class B, no redemption charge            N/A                   18.59% /(b)/
--------------------------------------------------------------------------------
Class B, w/redemption charge             N/A                   13.59% /(b)/
--------------------------------------------------------------------------------
Institutional Class                    24.63%                  28.04%
--------------------------------------------------------------------------------
Service Class                            N/A                   15.92% /(b)/
--------------------------------------------------------------------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on
      May 24, 1991, May 1, 1996, June 15, 1995 and June 7, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
Goldman Sachs Select Equity Fund
--------------------------------------------------------------------
January 31, 1997
--------------------------------------------------------------------


--------------------------------------------------------------------

Shares         Description                                    Value
--------------------------------------------------------------------
Common Stocks--97.3%

Aerospace--0.8%
 43,600        United Technologies Corp.              $   3,041,100
--------------------------------------------------------------------
Agency/Government--0.9%
 93,800        Federal National Mortgage Assn.            3,705,100
--------------------------------------------------------------------
Agriculture/Heavy Equipment--2.5%
 25,100        Case Corp.                                 1,330,300
 55,500        Caterpillar, Inc.                          4,308,188
 44,100        Conagra, Inc.                              2,227,050
 48,900        Tenneco, Inc.                              1,956,000
--------------------------------------------------------------------
                                                          9,821,538
--------------------------------------------------------------------
Airlines--1.2%
 19,700        AMR Corp.*                                 1,585,850
 38,500        Delta Air Lines, Inc.                      3,041,500
--------------------------------------------------------------------
                                                          4,627,350
--------------------------------------------------------------------
Alcohol--0.2%
 21,600        Anheuser Busch Companies, Inc.               918,000
--------------------------------------------------------------------
Appliance Manufacturer--1.0%
 38,300        Emerson Electric Co.                       3,782,125
--------------------------------------------------------------------
 Auto/Original Equipment Manufacturer--0.3%
 23,100        Cummins Engine, Inc.                       1,215,638
--------------------------------------------------------------------
Auto/Vehicle--1.5%
 25,200        Chrysler Corp.                               878,850
 32,200        Ford Motor Co.                             1,034,425
 70,700        General Motors Corp.                       4,171,300
--------------------------------------------------------------------
                                                          6,084,575
--------------------------------------------------------------------
Bank Holding Companies--0.4%
 26,000        Comerica, Inc.                             1,485,250
--------------------------------------------------------------------
Banks--6.0%
 33,550        Banc One Corp.                             1,522,331
 48,000        Bank of New York, Inc.                     1,758,000
 46,400        BankAmerica Corp.                          5,179,400
 12,900        Chase Manhattan Corp.                      1,193,250
 25,800        Citicorp                                   3,002,475
 28,500        First Bank System, Inc.                    2,166,000
 34,400        First Chicago Corp.                        1,965,100
  6,400        First Union Corp.                            535,200
 48,400        NationsBank Corp.                          5,227,200
  4,500        Wells Fargo & Company                  $   1,371,375
--------------------------------------------------------------------
                                                         23,920,331
--------------------------------------------------------------------
Beverages--1.6%
 41,900        Coca Cola Co.                              2,424,963
 115,300       Pepsico, Inc.                              4,021,088
--------------------------------------------------------------------
                                                          6,446,051
--------------------------------------------------------------------
Business Services--0.2%
 19,100        Automatic Data Processing, Inc.              790,263
--------------------------------------------------------------------
Chemicals-Commodity--2.1%
 46,000        Dow Chemicals Co.                          3,547,750
 20,600        Du Pont EI de Nemours                      2,258,275
 68,900        Monsanto Co.                               2,609,588
--------------------------------------------------------------------
                                                          8,415,613
--------------------------------------------------------------------
Chemicals-Specialty--1.0%
 37,800        Allied Signal, Inc.                        2,655,450
 27,700        Morton International, Inc.                 1,125,313
--------------------------------------------------------------------
                                                          3,780,763
--------------------------------------------------------------------
Commercial Services--0.3%
 32,500        Interim Services, Inc.*                    1,178,125
--------------------------------------------------------------------
Communications Services Companies--1.5%
 75,500        Airtouch Communications, Inc.*             1,953,563
 96,100        Sprint Corp.                               3,916,075
--------------------------------------------------------------------
                                                          5,869,638
--------------------------------------------------------------------
Communications Technology--0.8%
 37,403        Lucent Technologies, Inc.                  2,029,113
 15,200        Motorola Inc.                              1,037,400
--------------------------------------------------------------------
                                                          3,066,513
--------------------------------------------------------------------
Computers--0.9%
 65,200        Hewlett Packard Co.                        3,431,150
--------------------------------------------------------------------
Computers & Peripherals--3.7%
 45,400        Cisco Systems, Inc.*                       3,166,650
 35,000        Compaq Computer Corp.*                     3,040,625
 20,300        Eastman Kodak Co.                          1,761,025
 33,400        International Business Machines            5,252,150
 51,100        Sun Microsystems, Inc.*                    1,622,425
--------------------------------------------------------------------
                                                         14,842,875
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------

Shares         Description                                    Value
--------------------------------------------------------------------
Common Stocks (continued)
Construction/Environmental Services--0.2%
 13,300        Armstrong World Industries, Inc.       $     944,300
--------------------------------------------------------------------
Consumer Staples--3.4%
 51,700        American Home Products Corp.               3,276,488
 13,300        Clorox Co.                                 1,577,713
 60,200        Gillette Co.                               4,906,300
 33,400        Procter & Gamble Co.                       3,857,700
--------------------------------------------------------------------
                                                         13,618,201
--------------------------------------------------------------------
Defense--1.4%
 5,400         Boeing Co.                                   578,475
 17,700        McDonnell Douglas Corp.                    1,190,325
 18,500        Textron, Inc.                              1,801,438
 36,800        TRW, Inc.                                  1,867,600
--------------------------------------------------------------------
                                                          5,437,838
--------------------------------------------------------------------
Department Stores--3.2%
 147,400       Dayton Hudson Corp.                        5,545,925
 38,000        Federated Dept. Stores, Inc.*              1,249,250
 18,900        Mercantile Stores Co.                        926,100
 65,700        Sears Roebuck & Co.                        3,153,600
 72,100        Walmart Stores, Inc.                       1,712,375
--------------------------------------------------------------------
                                                         12,587,250
--------------------------------------------------------------------
Electric Utilities--4.7%
 76,300        Duke Power Co.                             3,576,563
 128,700       Edison International, Inc.                 2,750,963
 31,500        Empresa Nacional de Electric ADR           2,071,125
 139,600       Niagara Mohawk Power*                      1,413,450
 57,700        Public Service Company of New Mexico       1,154,000
 92,800        Texas Utilities Co.                        3,758,400
 156,300       Unicom Corp.                               3,692,588
--------------------------------------------------------------------
                                                         18,417,089
--------------------------------------------------------------------
Electrical Equipment Manufacturer--2.9%
 112,200       General Electric Co.                      11,556,600
--------------------------------------------------------------------
Financial Services--0.7%
 53,300        Providian Corp.                            2,871,538
--------------------------------------------------------------------
Food Producers--0.5%
 10,600        CPC International, Inc.                      814,875
 16,400        Ralston Purina Co.                         1,289,450
--------------------------------------------------------------------
                                                          2,104,325
--------------------------------------------------------------------
Forest Products--2.6%
 78,600        Avery Dennison Corp.                       2,878,725
 32,000        Champion International Corp.               1,340,000
 32,600        Georgia Pacific Corp.                      2,400,175
 26,000        International Paper Co.                    1,062,750
 19,700        Mead Corp.                                 1,108,125
 30,700        Weyerhaeuser Co.                           1,396,850
--------------------------------------------------------------------
                                                         10,186,625
--------------------------------------------------------------------
Funeral Services--0.2%
 29,600        Service Corp. International                  858,400
--------------------------------------------------------------------
Gas Distribution & Pipeline--1.2%
 55,600        Columbia Gas Systems, Inc.                 3,620,950
 22,900        Panenergy Corp.                            1,056,263
--------------------------------------------------------------------
                                                          4,677,213
--------------------------------------------------------------------
Health Suppliers/Services--1.3%
 73,200        Johnson & Johnson                          4,218,150
 15,800        Medtronic Inc.                             1,082,300
--------------------------------------------------------------------
                                                          5,300,450
--------------------------------------------------------------------
Healthcare Management--0.8%
 55,800        Columbia HCA Healthcare                    2,204,100
 38,300        Manor Care, Inc.                             976,650
--------------------------------------------------------------------
                                                          3,180,750
--------------------------------------------------------------------
Information Management--0.7%
 114,100       Dun & Bradstreet Corp.                     2,738,400
--------------------------------------------------------------------
Insurance Brokers & Other Insurance--0.3%
 24,600        Exel Insurance Ltd.                        1,042,425
--------------------------------------------------------------------
Insurance-Life--2.6%
 29,100        American General Corp.                     1,160,363
 18,700        Cigna Corp.                                2,835,388
 122,933       Travelers Group,  Inc.                     6,438,616
--------------------------------------------------------------------
                                                         10,434,367
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)
January 31, 1997


--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Insurance-Property and Casualty--2.2%
 25,956        Allstate Corp.                         $   1,706,607
 36,850        American International Group, Inc.         4,463,456
 68,500        Safeco Corp.                               2,603,000
--------------------------------------------------------------------
                                                          8,773,063
--------------------------------------------------------------------
Integrated Oil--11.1%
 22,100        Amoco Corp.                                1,922,700
 51,800        Atlantic Richfield Co.                     6,850,550
 84,300        Exxon Corp.                                8,735,574
 46,800        Kerr McGee Corp.                           3,217,500
 17,200        Mobil Corp.                                2,257,500
 52,000        Norsk Hydro ADR                            2,925,000
 32,000        Phillips Petroleum Co.                     1,412,000
 26,600        Royal Dutch Petroleum ADR                  4,615,100
 75,700        Texaco, Inc.                               8,014,738
 97,300        Unocal Corp.                               4,098,763
--------------------------------------------------------------------
                                                         44,049,425
--------------------------------------------------------------------
Investment Brokers & Managers--2.7%
 52,500        Merrill Lynch Co.                          4,423,125
 38,300        Morgan Stanley Group, Inc.                 2,187,888
 76,900        Salomon, Inc.                              4,248,725
--------------------------------------------------------------------
                                                         10,859,738
--------------------------------------------------------------------
Local Phone Companies--2.3%
 53,600        Ameritech Corp.                            3,202,600
 67,100        GTE Corp.                                  3,153,700
 104,900       Worldcom, Inc.*                            2,635,613
--------------------------------------------------------------------
                                                          8,991,913
--------------------------------------------------------------------
Machinery and Equipment--0.6%
 20,100        Dover Corp.                                  994,950
 29,300        Ingersoll-Rand Co.                         1,336,813
--------------------------------------------------------------------
                                                          2,331,763
--------------------------------------------------------------------
Media/Entertainment--1.4%
 41,400        King World Productions, Inc.*              1,619,775
 54,942        Walt Disney Co.                            4,024,502
--------------------------------------------------------------------
                                                          5,644,277
--------------------------------------------------------------------
Nonferrous Metals--1.3%
 15,900        Phelps Dodge Corp.                         1,111,013
 72,800        Tyco International Ltd.                    4,158,700
--------------------------------------------------------------------
                                                          5,269,713
--------------------------------------------------------------------
Office & Business Equipment--0.5%
 36,400        Xerox Corp.                                2,133,950
--------------------------------------------------------------------
Oil & Gas Exploration--0.4%
 31,100        Burlington Resources, Inc.                 1,547,225
--------------------------------------------------------------------
Pharmaceuticals--6.7%
 51,100        Abbott Labs                                2,778,563
 53,100        Bristol Myers Squibb                       6,743,700
 18,600        Eli Lilly & Co.                            1,620,525
 82,100        Merck & Co.                                7,450,575
 23,600        Pfizer, Inc.                               2,191,850
 31,700        Pharmacia & Upjohn, Inc.                   1,180,825
 47,600        Schering Plough Corp.                      3,599,750
 13,800        Warner Lambert Co.                         1,110,900
--------------------------------------------------------------------
                                                         26,676,688
--------------------------------------------------------------------
Recreational Products--0.2%
 29,407        Mattel, Inc.                                 827,072
--------------------------------------------------------------------
Restaurants & Hotels--1.0%
 14,000        HFS, Inc.*                                   980,000
 23,000        ITT Corp.*                                 1,313,875
 40,200        McDonalds Corp.                            1,829,100
--------------------------------------------------------------------
                                                          4,122,975
--------------------------------------------------------------------
Retail--0.7%
 34,100        Home Depot, Inc.                           1,687,950
 29,900        TJX Companies, Inc.                        1,188,525
--------------------------------------------------------------------
                                                          2,876,475
--------------------------------------------------------------------
Retail-Specialty--1.2%
 48,200        Gap, Inc.                                  1,385,750
 49,600        Nike,  Inc.                                3,366,600
--------------------------------------------------------------------
                                                          4,752,350
--------------------------------------------------------------------
Semiconductors & Electronics--2.8%
 67,800        Intel Corp.                               11,000,550
--------------------------------------------------------------------
Software--2.7%
 33,350        Computer Associates International,
               Inc.                                       1,513,256
 79,900        Microsoft Corp.*                           8,149,800
 24,600        Oracle Corp.*                                956,325
--------------------------------------------------------------------
                                                         10,619,381
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Supermarkets--0.9%
 63,300        Great A&P Tea Co., Inc.                $   1,978,125
 31,200        Safeway, Inc.*                             1,489,800
--------------------------------------------------------------------
                                                          3,467,925
--------------------------------------------------------------------
Technical Services--0.4%
 22,800        3Com Corp.*                                1,530,450
--------------------------------------------------------------------
Technology Capital Goods--0.7%
 18,800        Applied Materials, Inc.*                     928,250
 22,000        Harris Corp.                               1,674,750
--------------------------------------------------------------------
                                                          2,603,000
--------------------------------------------------------------------
Telecommunications--0.2%
 17,000        Tellabs, Inc.*                               700,188
--------------------------------------------------------------------
Textiles--1.1%
 22,500        Liz Claiborne, Inc.                          947,813
 33,200        Sara Lee Corp.                             1,311,400
 30,800        VF Corp.                                   2,048,200
--------------------------------------------------------------------
                                                          4,307,413
--------------------------------------------------------------------
Tire & Other Related Rubber Products--0.8%
 36,800        BF Goodrich Co.                            1,508,800
 29,800        Goodyear Tire & Rubber Co.                 1,624,100
--------------------------------------------------------------------
                                                          3,132,900
--------------------------------------------------------------------
Tobacco--1.7%
 55,600        Philip Morris Companies, Inc.              6,609,450
--------------------------------------------------------------------
Total Common Stocks
   (Cost $294,916,122)                                $ 385,205,653
====================================================================
Rights--0.9%
Insurance--0.2%
 9,400         MBIA, Inc.,* exp. 12/12/01             $     903,575
--------------------------------------------------------------------
Insurance-Life--0.4%
 36,400        Protective Life Corp.*, exp. 07/13/97      1,442,350
--------------------------------------------------------------------
Specialty Finance--0.3%
 19,100        Beneficial Corp.,* exp. 11/23/97           1,284,475
--------------------------------------------------------------------
Total Rights
   (Cost $2,826,759)                                  $   3,630,400
--------------------------------------------------------------------

Principal
Amount       Description                                     Value
====================================================================
U.S. Treasury Obligations--0.2%
$   841,000  U.S. Treasury Bill
             5.08%, 05/29/97/(b)/                     $     827,118
--------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $827,118)                                    $     827,118
--------------------------------------------------------------------
Repurchase Agreement--0.9%
$ 3,600,000  Joint Repurchase Agreement Account
             5.63%, 02/03/97                          $   3,600,000
--------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $3,600,000)                                  $   3,600,000
--------------------------------------------------------------------
Total Investments
   (Cost $302,169,999)/(a)/                           $ 393,263,171
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $  94,373,749
   Gross unrealized loss for investments in
      which cost exceeds value                           (3,489,045)
--------------------------------------------------------------------
   Net unrealized gain                                $  90,884,704
====================================================================


Futures Contracts open at January 31, 1997 are as follows:

                          Number of
                          Contracts     Settlement    Unrealized
Type                      Long/(c)/     Month         Gain
------------------------- ------------- ------------ ----------------
S&P 500 Stock Index            7        March 1997    $91,800


*  Non-income producing security.

/(a)/The aggregate cost for federal income tax purposes is $302,378,467.

/(b)/Portion of this security is being segregated as collateral for futures contracts.

/(c)/Each S&P 500 Stock Index represents $50,000 in notional par value. The total net notional amount and net market value at risk are $350,000 and $2,756,250, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund

--------------------------------------------------------------------------------
Objective and Investment Approach

        The Goldman Sachs Growth and Income Fund seeks long-term growth of capital and growth of income primarily through investments in a diversified portfolio of common stocks and other equity securities. The fund is managed with a value style, which means we focus on companies whose stocks we believe are inexpensive relative to their expected long-term earnings growth and their ability to pay dividends. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach. Though we are not sector investors, we closely monitor the fund's sector and industry exposures compared with the benchmark in an effort to avoid unintentional over- or underweightings.

Performance Review: The Fund Outperformed the Index...


------------------------------------- ----------------- -----------
                                         Fund Total
                                           Return        S&P 500
                                       (based on net      Total
                                        asset value)      Return
                                        -----------       ------
Class A  (1/31/96 - 1/31/97)*              28.42%         26.25%
Class B  (5/1/96 - 1/31/97)*               22.23%         22.18%
Institutional (6/3/96 - 1/31/97)*          20.77%         19.11%
Service (3/6/96 - 1/31/97)*                23.87%         22.20%
------------------------------------- ----------------- -----------

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B, Institutional and Service shares is a cumulative total return (not annualized) from their inceptions through the end of the period.

        The U.S. stock market continued to soar during the period under review, adding to the impressive performance recorded during the prior year. Most of the market's gains occurred during the latter half of the period, when equities rebounded strongly following a sharp correction in July.

        We are pleased to report that all of the fund's share classes outperformed the S&P 500 stock index during the past fiscal year. Most notably, its Class A shares returned 28.42% (at net asset value) versus 26.25% for the index. During the period, the fund increased its regular quarterly dividend.

 ...And Fared Very Well Relative to Its Peers

        We are proud to announce that for the three-year period ended January 31, 1997, the fund's Class A shares were rated "five stars" (out of 1,858 domestic equity funds) by Morningstar, Inc., an independent mutual fund rating agency. The "five star" designation is Morningstar's highest rating for historical risk-adjusted performance, and is given to mutual funds that Morningstar determines to be in the top 10% of their category.1

         In addition, the fund's Class A shares ranked within the top 10% of the Lipper growth and income category (53rd of 533) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B, Institutional and Service shares

-------------------------

1 Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 1/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. For the one-year period, the Class A shares received four stars and was rated among 2,990 domestic equity funds. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B, Institutional and Service shares have not been rated. Class B, Institutional and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
were not ranked because they did not exist during the full year.)

Financial, Technology and Energy Stocks Were Among the Fund's Best Performers

        The fund's outperformance came from successful stock selection in a wide range of industries, led by finance, its largest sector weighting at 18.0%. Technology and energy investments also did well. In addition, the fund benefited significantly from our decision to limit its exposure in the media and communication sector. Our concerns regarding increased competition between the local exchange and long-distance companies and high valuations in the sector proved to be on target.

        In the financial sector, top performers were BankAmerica Corp. and NationsBank Corp., the country's third and fourth largest banks, respectively. BankAmerica Corp. increased its focus on aggressive capital management, which resulted in its exiting unprofitable businesses and buying back some of its stock. NationsBank Corp. acquired Bank South Corp. and Boatmen's Bancshares, Inc., and investors began to realize the benefits of its cost structure due to its acquisitions over the past few years.

        Technology holdings that performed well included Intel Corp., the dominant microprocessor manufacturer, which was purchased when the sector was depressed due to concerns that the personal computer upgrade cycle had slowed. Intel quickly rebounded when investors recognized the advantages of its dominant market position, and we subsequently sold the stock when it reached our target price. We saw solid gains from Avnet, Inc., the second largest distributor of semiconductors and other electronic components, which we viewed as an inexpensive opportunity to participate in the growth of the technology sector.

        The fund was also well served by a number of its energy-related investments. Tosco Corp., an oil refiner and distributor, more than doubled in price as it continued to consolidate its market position through an ambitious acquisition strategy, and Texaco Inc. benefited from higher petroleum prices and a restructuring program that meaningfully improved profits.

        In addition, several holdings appreciated due to special situations. Our confidence in Long Island Lighting Co., a New York-based utility, which had been shunned by many other investors, was handsomely rewarded when the stock soared after Brooklyn Union Gas Co. made an attractive bid for the company in January. The fund also benefited when McDonnell Douglas Corp., one of our long-term positions, was acquired by Boeing Co. at a very favorable price. Sunbeam Corp., a leading consumer products company, met with an enthusiastic investor response to the aggressive restructuring program initiated by its new CEO.

Paper and Chemical Stocks Were Weak

        Disappointing performers included three companies impacted by overcapacity in their respective industries: Georgia-Pacific Corp. and Stone Container Corp., both manufacturers of paper products, and Geon Corp., a manufacturer of polyvinyl chloride. We continue to have confidence in these companies and expect their prospects to improve over time.

Additional Investments in a Variety of Sectors

        During the period, we added a number of new holdings. These included Dean Witter, Discover & Co., which we viewed as undervalued based on the potential of its broker-dealer/asset management business and its large Discover credit card business. In February 1997, Dean Witter, Discover & Co. announced its intention to merge with investment bank Morgan Stanley. We also invested in Unicom Corp., an electric utility that operates 12 nuclear units at six sites. Unicom generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund (continued)

--------------------------------------------------------------------------------

term prospects. Also notable was our decision to increase the fund's position in Tenet Healthcare Corp., a long-term holding, based on its prospects for improved efficiencies resulting from the integration of its acquisition of OrNda Healthcorp., a for-profit hospital chain.

Sales Included Several Financial and Technology Positions

           We sold several stocks after they appreciated and reached our price targets. These included Anheuser-Busch Co., Inc., the world's largest brewer, which reported strong earnings; Greenpoint Financial Corp., which benefited from increased investor appreciation of the value of its "no-documentation--low-documentation" mortgage franchise; and technology holdings Compaq Computer Corp. and Intel Corp.


--------------------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                      Percentage
                                                     of Total Net

 Company                       Line of Business         Assets
 Aetna Inc.                    Healthcare Service        3.3%
                                 Provider
 Tenet Healthcare Corp.        Hospitals                 3.3%
 Lear Corp.                    Autoparts/Original        3.0%
                                 Equipment
 Cigna Corp.                   Insurance                 2.9%
 Brunswick Corp.               Pleasure                  2.9%
                                 Boats/Marine
                                 Engines
 Dean Witter, Discover & Co.   Financial Services        2.8%
 Goodyear Tire & Rubber Co.    Tire and Rubber           2.8%
                                 Products
 Philip Morris Companies,      Tobacco and Food          2.7%
   Inc.                          Products
 Avnet, Inc.                   Electronic                2.7%
                                 Components
                                 Distributor
 BankAmerica Corp.             Commercial Bank           2.6%

--------------------------------------------------------------------

Outlook

           As we enter the seventh year of a bull market for U.S. equities, we view the market as moderately overvalued and therefore unlikely to match the strong return it achieved in 1996. In this environment, it is particularly noteworthy that the fund's holdings continue to be attractively valued even after last year's rally. Our focus on undervalued stocks and extensive fundamental research will continue to be extremely important in the more challenging market we anticipate ahead.


/s/ Ronald E. Gutfleish                                /s/ G. Lee Anderson
------------------------                               -------------------------
Ronald E. Gutfleish                                    G. Lee Anderson
Senior Portfolio Manager,                              Portfolio Manager,
U.S. Active Equity Value                               U.S. Active Equity Value



                                /s/ Eileen A. Aptman
                                --------------------
                                Eileen A. Aptman
                                Portfolio Manager,
                                U.S. Active Equity Value

March 3, 1997

-------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
January 31, 1997

-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                             Class A

                    [LINE GRAPH APPEARS HERE]

            GS Growth & Inc      GS Growth & Inc
               Class A              Class A
           (w/sales charge)     (no sales charge)     S&P 500
           ----------------     -----------------     -------
2/5/93         $ 9,450              $10,000           $10,000
1/31/94         10,686               11,308            11,073
1/31/95         11,110               11,757            11,132
1/31/96         14,716               15,573            15,436
1/31/97         18,911               20,012            19,501
                             Class B

                    [LINE GRAPH APPEARS HERE]

            GS Growth & Inc        GS Growth & Inc
               Class B                Class B
           (no redemp charge)     (w/redemp charge)    S&P 500
           ------------------     -----------------    -------
5/1/96        $10,000                $10,000           $10,000
1/31/97        12,223                 11,723            12,218

              Institutional

        [LINE GRAPH APPEARS HERE]

           GS Growth & Inc
         Institutional Class     S&P 500
         -------------------     -------
6/3/96        $10,000            $10,000
1/31/97        12,077             11,911

                 Service

        [LINE GRAPH APPEARS HERE]

           GS Growth & Inc
            Service Class     S&P 500
           ---------------    -------
3/6/96        $10,000         $10,000
1/31/97        12,387          12,220

                                    --------------------------------------------
                                              Average Annual Total Return
                                    --------------------------------------------
                                          One Year         Since Inception /(a)/
--------------------------------------------------------------------------------
Class A, no sales charge                   28.42%                  18.98%
--------------------------------------------------------------------------------
Class A, w/sales charge                    21.39%                  17.31%
--------------------------------------------------------------------------------
Class B, no redemption charge               N/A                    22.23% /(b)/
--------------------------------------------------------------------------------
Class B, w/redemption charge                N/A                    17.23% /(b)/
--------------------------------------------------------------------------------
Institutional Class                         N/A                    20.77% /(b)/
--------------------------------------------------------------------------------
Service Class                               N/A                    23.87% /(b)/
--------------------------------------------------------------------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on
      February 5, 1993, May 1, 1996, June 3, 1996 and March 6, 1996,
      respectively.

/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
January 31, 1997


-------------------------------------------------------------------

Shares           Description                                  Value
===================================================================
Common Stocks--93.2%

Airlines--3.2%
 96,100        AMR Corp.*                             $   7,736,050
 463,600       Continental Airlines, Inc.*               12,980,800
-------------------------------------------------------------------
                                                         20,716,850
-------------------------------------------------------------------
Appliance Manufacturer--1.9%
 440,900       Sunbeam Corp.                             12,234,975
-------------------------------------------------------------------
Auto/Original Equipment Manufacturer--3.0%
 512,800       Lear Corp.*                               19,165,900
-------------------------------------------------------------------
Auto/Vehicle--2.0%
 394,800       Ford Motor Co.                            12,682,950
-------------------------------------------------------------------
Banks--8.3%
 146,600       BankAmerica Corp.                         16,364,225
 64,900        Chase Manhattan Corp.                      6,003,250
 117,800       Fleet Financial Group Inc.                 6,361,200
 146,900       NationsBank Corp.                         15,865,200
 96,500        Republic of New York Corp.                 8,552,313
-------------------------------------------------------------------
                                                         53,146,188
-------------------------------------------------------------------
Chemicals-Commodity--2.0%
 439,800       Geon Co.                                   8,246,250
 97,400        Union Carbide Corp.                        4,419,525
-------------------------------------------------------------------
                                                         12,665,775
-------------------------------------------------------------------
Defense--3.4%
 225,100       McDonnell Douglas Corp.                   15,137,975
 79,800        Northrop Grumman Corp.                     6,234,375
 6,300         Thiokol Corp.                                352,800
-------------------------------------------------------------------
                                                         21,725,150
-------------------------------------------------------------------
Department Stores--1.6%
 207,700       Sears Roebuck & Co.                        9,969,600
-------------------------------------------------------------------
Electric Utilities--5.1%
 95,100        CMS Energy Corp.                           3,185,850
 641,400       Long Island Lighting Co.                  14,591,850
 632,300       Unicom Corp.                              14,938,088
-------------------------------------------------------------------
                                                         32,715,788
-------------------------------------------------------------------
Food--2.8%
 582,200       Chiquita Brands International, Inc.        8,514,675
 58,400        Unilever Inc.                              9,606,800
-------------------------------------------------------------------
                                                         18,121,475
-------------------------------------------------------------------
Forest Products--1.9%
 161,500       Georgia Pacific Corp.                     11,890,438
-------------------------------------------------------------------
Health Suppliers/Services--2.0%
 280,800       Baxter International, Inc.                12,951,900
-------------------------------------------------------------------
Healthcare Management--6.6%
 266,400       Aetna Inc.                                21,045,600
 768,500       Tenet Healthcare Corp.*                   20,749,500
-------------------------------------------------------------------
                                                         41,795,100
-------------------------------------------------------------------
Home Builders--3.1%
 232,800       Centex Corp.                               9,079,200
 388,500       Lennar Corp.                              10,343,813
-------------------------------------------------------------------
                                                         19,423,013
-------------------------------------------------------------------
Insurance-Life--4.3%
 123,600       Cigna Corp.                               18,740,850
 166,200       Lincoln National Corp.                     8,912,475
-------------------------------------------------------------------
                                                         27,653,325
-------------------------------------------------------------------
Insurance-Property & Casualty--1.4%
 16,100        Integon Corp.                                223,388
 237,600       Partner Re Holding Ltd.                    8,434,800
-------------------------------------------------------------------
                                                          8,658,188
-------------------------------------------------------------------
Integrated Oil--4.8%
 121,400       Atlantic Richfield Co.                    16,055,150
 138,900       Texaco, Inc.                              14,706,038
-------------------------------------------------------------------
                                                         30,761,188
-------------------------------------------------------------------
Logistics/Rails--1.8%
 415,700       Canadian Pacific Ltd.                     11,275,863
-------------------------------------------------------------------
Logistics/Trucking--2.0%
 512,100       Consolidated Freightways, Inc.            12,994,538
-------------------------------------------------------------------
Oil Refining & Marketing--3.6%
 187,700       Ashland Inc.                               8,094,563
 166,800       Tosco Corp.                               14,761,800
-------------------------------------------------------------------
                                                         22,856,363
-------------------------------------------------------------------
Packaging--2.5%
 661,600       Owens Illinois Corp.*                     15,713,000
-------------------------------------------------------------------
Recreational Products--2.9%
 724,800       Brunswick Corp.                           18,210,600
-------------------------------------------------------------------
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------



-------------------------------------------------------------------

Shares           Description                                  Value
-------------------------------------------------------------------
Common Stocks (continued)
Security and Commodity Brokers, Dealers and Services--1.0%
 195,900       Lehman Brothers Holdings, Inc.         $   6,195,338
-------------------------------------------------------------------
Semiconductors & Electronics--2.7%
 275,100       Avnet, Inc.                               17,021,813
-------------------------------------------------------------------
Software--1.1%
 214,300       Autodesk, Inc.                             6,777,238
-------------------------------------------------------------------
Specialty Finance--2.8%
 470,200       Dean Witter Discover & Co.                17,926,375
-------------------------------------------------------------------
Steel--1.6%
 251,600       AK Steel Holding Corp.                    10,126,900
-------------------------------------------------------------------
Supermarkets--3.4%
 726,500       Fleming Companies, Inc.                   11,714,813
 316,700       Supervalu, Inc.                            9,778,113
-------------------------------------------------------------------
                                                         21,492,926
-------------------------------------------------------------------
Textiles--2.4%
 374,400       Fruit of The Loom, Inc.*                  15,022,800
-------------------------------------------------------------------
Tire & Other Related Rubber Products--2.8%
 320,900       Goodyear Tire & Rubber Co.                17,489,050
-------------------------------------------------------------------
Tobacco--5.2%
 63,700        Loews Corp.                                6,298,338
 144,700       Philip Morris Companies, Inc.             17,201,204
 187,480       RJR Nabisco, Inc.                          6,139,970
 115,600       Universal Corp.                            3,583,600
-------------------------------------------------------------------
                                                         33,223,112
-------------------------------------------------------------------
Total Common Stocks
   (Cost $465,569,279)                                $ 592,603,719
===================================================================
Preferred Stocks--0.6%
Food--0.3%
 44,600        Chiquita Brands International, Inc.
               Convertible, 5.75%                     $   2,073,900
-------------------------------------------------------------------
Tobacco--0.3%
 287,100       RJR Nabisco, Inc., Class C 9.25%           1,902,038
-------------------------------------------------------------------
Total Preferred Stocks
   (Cost $3,843,410)                                  $   3,975,938
===================================================================
Rights--2.0%
Forest Products--1.2%
 579,100       Stone Container Corp.,* exp.
               08/08/98                               $   7,817,850
-------------------------------------------------------------------
Technology Capital Goods--0.8%
 166,300       Teradyne, Inc.,* exp. 03/26/00             5,134,513
-------------------------------------------------------------------
Total Rights
   (Cost $13,294,493)                                 $  12,952,363
===================================================================
Repurchase Agreements--4.2%
-------------------------------------------------------------------
$ 26,800,000  Joint Repurchase Agreement Account
              5.63%, 02/03/97                         $  26,800,000
-------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $26,800,000)                                 $  26,800,000
===================================================================


Contracts         Description                              Value
===================================================================
Options*--0.4%
 1,340         S & P 500 Index Put, Strike 750
               exp. 06/97                             $   2,244,500
 1,439         S & P 500 Index Put, Strike 700
               exp. 03/97                                   377,738
-------------------------------------------------------------------
Total Options
   (Cost $4,105,525)                                  $   2,622,238
===================================================================
Total Investments
   (Cost $513,612,707)/(a)/                           $ 638,954,258
===================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
      value exceeds cost                               $136,933,045
   Gross unrealized loss for investments in which
      cost exceeds value                                (11,607,531)
-------------------------------------------------------------------
 Net unrealized gain                                   $125,325,514
===================================================================

*    Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $513,628,744. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

    The Goldman Sachs Capital Growth Fund seeks long-term growth of capital primarily through investments in a portfolio of large-capitalization stocks. We use extensive fundamental research to identify companies in a diversified range of industries that we believe offer attractive growth potential at a reasonable price.

    The fund's investment management team believes that wealth is created through the long-term ownership of growing businesses. As such, we view each stock purchase as if we were buying the entire business. To implement this investment strategy, we focus on growing companies with characteristics such as strong brand franchises, dominant market share, recurring revenue, product pricing flexibility, long product life cycles, high returns on invested capital, high profit margins, strong free cash flow, excellent management and favorable long-term prospects. Finally, we will buy a stock meeting our rigorous criteria only if it trades at a reasonable discount to the company's intrinsic value.

Performance Review:  Fund Achieved Strong Results

--------------------------------------------------------------------
                                     Fund Total Return    S&P 500
                                       (based on net       Total
                                        asset value)       Return
                                        -----------        ------
 Class A  (1/31/96 - 1/31/97)*             25.97%          26.25%
 Class B  (5/1/96 - 1/31/97)*              19.39%          22.18%
--------------------------------------------------------------------

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

    During the 12-month period ended January 31, 1997, the fund's Class A shares achieved a total return of approximately 26%, in line with the S&P 500 stock index, reflecting the robust equity market, particularly during the second half of the period. The fund's Class B shares also achieved strong absolute results; however, a partial year of only nine months is obviously too short a time frame to meaningfully measure long-term performance.

    We are pleased to report that for the five-year period ended January
31, 1997, the fund's Class A shares were rated "four stars" (out of 1,072 domestic equity funds) by Morningstar, Inc., an independent mutual fund rating agency./1/ In addition, the fund's Class A shares fared well versus its peers in the Lipper growth fund category, placing in the top third (187th out of 685) for the 12-month period and in the top quartile (56th out of 263) for the five-year period, as of January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B shares.)

Top Performers Included Financial, Technology and Defense Stocks

    The fund's best performers during the period came from a variety of sectors, particularly financial services (20.4% of the portfolio), technology (9.1%) and defense/aerospace (3.2%).

 .   Top performers in the financial sector included MBNA Corp. and First USA
Inc., the nation's third and fourth largest credit card issuers, respectively, which both reported better than expected earnings and loan growth. In

--------
/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 1/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Class A shares received three stars for both the three- and one-year periods. The Class A shares were rated among 1,858 and 2,990 domestic equity funds for the three- and one-year periods, respectively. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B shares have not been rated. Class B shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

addition, these companies benefited from continuing industry consolidation, with First USA performing particularly well after Banc One announced that it was acquiring the company. Two of the fund's commercial bank holdings, BankAmerica Corp. and NationsBank Corp., appreciated due to successful cost cutting, strong earnings growth and aggressive capital management, and PartnerRe Holding Ltd., a worldwide provider of catastrophe reinsurance, rose on strong earnings.

 .    Several of our technology holdings also performed well. During the first half of the period, we increased the fund's positions in Intel Corp., the dominant microprocessor manufacturer, and Compaq Computer Corp., the world's largest manufacturer of personal computers, when their prices slumped because of concerns regarding slowing computer sales. This strategy significantly contributed to the fund's performance when computer sales were stronger than expected. We subsequently sold Compaq Computer when it reached our target price but continue to hold Intel, which more than tripled in price during the period.

 .    Consolidation in the defense industry helped two of the fund's long-
standing investments in that sector. McDonnell Douglas Corp. climbed over 50% after the announcement of its proposed merger with Boeing Co., and Northrop Grumman Corp. was buoyed by its purchase of Westinghouse Electric Corp.'s defense electronics businesses.

Specific Paper, Airline and Insurance Stocks Lagged

     Not all of the fund's holdings fulfilled our expectations. For example, Georgia-Pacific Corp., a manufacturer of paper products, suffered from an industry oversupply and a consequent decline in paper and pulp prices; AMR Corp., the holding company of American Airlines, was impacted by concerns regarding competition from discount carriers; and Integon Corp., a provider of automobile insurance, experienced a higher than expected increase in claims and lower earnings.

New Additions in Consumer Product Companies and Pharmaceuticals

     During the period, we initiated several positions that reflect our new emphasis on large-capitalization stocks with world-class franchises and/or strong brand names. For example, we added Procter & Gamble Co., one of the strongest marketers in the U.S. with a stable of brand name products, many of which hold number one or number two positions in their respective markets. Over the past decade, the company has achieved steady growth in revenues and earnings, exactly the type of consistent operating history that we favor. Another recent investment was Coca-Cola Co., a world-class company with four of the five leading carbonated soft drinks -- Coca-Cola, Diet Coke, Sprite and Fanta. With 80% of its business coming from abroad, we expect Coca-Cola's long-term earnings growth to continue as it further penetrates the emerging markets of China, India, Latin America, Southeast Asia, Eastern Europe and Russia.

     Other new positions included pharmaceutical companies Bristol-Myers
Squibb Co., Johnson & Johnson Co. and Pfizer, Inc., which are attractive because of their strong new product flow, huge free cash flow, earnings growth and essentially net debt-free balance sheets. We believe these companies are positioned to be major beneficiaries as the baby boomers age and require more health-related products and services over the coming decades.

Sales Included Several Investments in Cyclical Industries

     During the period, we sold Kirby Corp. and Trinity Industries after we lost confidence in their managements' attempts to improve their competitive positions, and cyclical stocks such as Quanex Corp. and Harnischfeger Industries, Inc. after they were unable to improve their profitability in difficult industry conditions. In contrast, we sold the fund's long-held position in Millipore Corp., an industrial filter producer, after it reached our target price.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund (continued)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 10 Portfolio Holdings as of January 31, 1997

                                                        Percentage
                                                         of Total
 Company                       Line of Business         Net Assets
 First USA, Inc.               Financial Services          4.5%
 Intel Corp.                   Semiconductors and          4.3%
                                 Electronics
 NationsBank Corp.             Commercial Bank             3.4%
 Aetna Inc.                    Healthcare                  3.4%
                                 Management
 Texaco Inc.                   International               3.3%
                                 Integrated Oil
                                 Company
 BankAmerica Corp.             Commercial Bank             3.2%
 Tenet Healthcare Corp.        Hospitals                   3.0%
 Philip Morris Companies,      Tobacco and Food            3.0%
   Inc.                          Products
 Baxter International, Inc.    Medical Supplies            2.9%
 PartnerRe Ltd.                Insurance                   2.7%
--------------------------------------------------------------------

Outlook

           We believe that the global political and economic environments will continue to remain favorable for the financial markets. In our opinion, the outlook for the U.S. stock market is attractive, as we expect it to continue to benefit from low inflation, moderate growth and high levels of consumer confidence. In addition, we anticipate that the equity market will continue to be buoyed as baby boomers increase their savings and 401(k) investment plans grow. To enhance the fund's ability to benefit from the positive investing climate, we expect to continue to diversify the portfolio among industry sectors and increase its holdings of large-cap stocks, with the intention of both providing favorable long-term returns and reducing portfolio risk.

           We want to emphasize that investing is a marathon, not a sprint. Notwithstanding the excellent performance the fund has recently experienced, we have a long-term investment horizon. In a nutshell, we hope to be able to purchase great companies with attractive business characteristics and favorable long-term outlooks, and then patiently hold them for an extended period of time so that their growth compounds.


/s/ Herbert E. Ehlers

Herbert E. Ehlers
Senior Portfolio Manager,
U.S. Active Equity Growth


/s/ Robert G. Collins

Robert G. Collins
Portfolio Manager,

U.S. Active Equity Growth


/s/ Gregory H. Ekizian

Gregory H. Ekizian
Portfolio Manager,
U.S. Active Equity Growth

March 3, 1997

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund
January 31, 1997

-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                           [LINE GRAPH APPEARS HERE]

                           GS Capital Growth    GS Capital Growth
                               Class A              Class A
                           (w/sales charge)     (no sales charge)    S&P 500
                           -----------------    -----------------    -------
4/20/90                         9,450                 10,000          10,000
1/31/91                         9,529                 10,084          10,552
1/31/92                        12,322                 13,040          12,946
1/31/93                        14,542                 15,388          14,316
1/31/94                        16,998                 17,987          16,160
1/31/95                        16,254                 17,200          16,246
1/31/96                        21,203                 22,437          22,528
1/31/97                        26,726                 28,282          28,460

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                              GS Capital Growth   GS Capital Growth
                                   Class B             Class B
                             (no redemp. charge)  (w/redemp. charge)  S&P 500
                             -------------------  ------------------  -------
5/1/96                            $10,000              $10,000        $10,000
1/31/97                            11,939               11,439         12,218

                                ----------------------------------------------
                                           Average Annual Total Return
                                ----------------------------------------------
                                  One Year     Five Year  Since Inception/(a)/
------------------------------------------------------------------------------
Class A, no sales charge           25.97%        16.73%        16.54%
------------------------------------------------------------------------------
Class A, w/sales charge            19.04%        15.42%        15.57%
------------------------------------------------------------------------------
Class B, no redemption charge       N/A           N/A          19.39%/(b)/
------------------------------------------------------------------------------
Class B, w/redemption charge        N/A           N/A          14.39%/(b)/
------------------------------------------------------------------------------

/(a)/Class A and Class B shares commenced operations on April 20, 1990 and
     May 1, 1996, respectively.
/(b)/An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Capital Growth Fund
January 31, 1997

--------------------------------------------------------------------


--------------------------------------------------------------------

Shares           Description                                   Value
====================================================================
Common Stocks--98.9%
Advertising & Marketing--1.8%
 888,900         Valassis Communications, Inc.*       $  16,333,538
--------------------------------------------------------------------
Airlines--1.5%
 176,500         AMR Corp.*                              14,208,250
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--1.6%
 391,900         Lear Corp.*                             14,647,262
--------------------------------------------------------------------
Banks--6.6%
 263,700         BankAmerica Corp.                       29,435,512
 291,500         NationsBank Corp.                       31,482,000
--------------------------------------------------------------------
                                                         60,917,512
--------------------------------------------------------------------
Beverages--2.1%
 155,100         Coca Cola Co.                            8,976,413
 293,800         Pepsico, Inc.                           10,246,275
--------------------------------------------------------------------
                                                         19,222,688
--------------------------------------------------------------------
Commercial Services--0.9%
 226,500         Ecolab Inc.                              8,380,500
--------------------------------------------------------------------
Communications Technology--1.7%
 290,860         Lucent Technologies, Inc.               15,779,155
--------------------------------------------------------------------
Construction/Environmental Services--2.0%
 497,500         WMX Technologies, Inc.                  18,220,938
--------------------------------------------------------------------
Consumer Staples--4.0%
 150,800         Avon Products Inc.                       9,462,700
 109,000         Gillette Co.                             8,883,500
 160,940         Procter & Gamble Co.                    18,588,570
--------------------------------------------------------------------
                                                         36,934,770
--------------------------------------------------------------------
Defense--3.2%
 226,800         McDonnell Douglas Corp.                 15,252,300
 187,500         Northrop Grumman Corp.                  14,648,438
--------------------------------------------------------------------
                                                         29,900,738
--------------------------------------------------------------------
Electric Utilities--1.6%
 669,400         Long Island Lighting Co.                15,228,850
--------------------------------------------------------------------
Electrical Equipment Manufacturer--1.0%
 89,400          General Electric Co.                     9,208,200
--------------------------------------------------------------------
Electronics & Semiconductors--1.5%
 219,700         Avnet Inc.                              13,593,937
--------------------------------------------------------------------
Food--1.8%
 186,500         Nabisco Holdings Corp.                   7,133,625
 160,480         William Wrigley Jr. Co.                  9,327,900
--------------------------------------------------------------------
                                                         16,461,525
--------------------------------------------------------------------
Forest Products--2.2%
 273,500         Georgia Pacific Corp.                   20,136,437
--------------------------------------------------------------------
Health Suppliers/Services--8.4%
 589,600         Baxter International, Inc.              27,195,300
 477,500         Fisher Scientific International, Inc.   20,950,312
 176,400         Johnson & Johnson                       10,165,050
 277,600         Perkin-Elmer Corp.                      19,397,300
--------------------------------------------------------------------
                                                         77,707,962
--------------------------------------------------------------------
Healthcare Management--8.5%
 395,760         Aetna Inc.                              31,265,040
 487,650         Columbia HCA Healthcare                 19,262,175
 1,021,400       Tenet Healthcare Corp.*                 27,577,800
--------------------------------------------------------------------
                                                         78,105,015
--------------------------------------------------------------------
Hotels & Restaurants--1.0%
 169,720         Marriott International, Inc.             9,016,375
--------------------------------------------------------------------
Information Management--1.9%
 241,000         First Data Corp.                         8,676,000
 135,670         Reuters Holdings Corp. ADR               8,665,921
--------------------------------------------------------------------
                                                         17,341,921
--------------------------------------------------------------------
Insurance-Property and Casualty--3.2%
 356,650         Integon Corp.                            4,948,519
 703,800         PartnerRe Holding Ltd.                  24,984,900
--------------------------------------------------------------------
                                                         29,933,419
--------------------------------------------------------------------
Integrated Oil--6.7%
 68,700          Amoco Corp.                              5,976,900
 52,700          Atlantic Richfield Co.                   6,969,575
 90,900          Mobil Corp.                             11,930,625
 41,200          Royal Dutch Petroleum ADR                7,148,200
 284,800         Texaco, Inc.                            30,153,200
--------------------------------------------------------------------
                                                         62,178,500
--------------------------------------------------------------------
Logistics/Rails--1.6%
 556,900         Canadian Pacific Ltd.                   15,105,912
--------------------------------------------------------------------


--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

Shares           Description                                  Value
--------------------------------------------------------------------
Common Stocks (continued)
Media Content--4.6%
 166,200         Gaylord Entertainment Co.            $   4,258,875
 261,800         Knight Ridder, Inc.                     10,046,575
 530,700         Telecommunication Liberty
                 Media Group*                            10,083,300
 237,610         Time Warner Inc.                         9,147,985
 130,400         Walt Disney Co.                          9,551,800
--------------------------------------------------------------------
                                                         43,088,535
--------------------------------------------------------------------
Packaging--1.6%
 614,000         Owens Illinois Corp.*                   14,582,500
--------------------------------------------------------------------
Pharmaceuticals--2.3%
 90,500          Bristol Myers Squibb                    11,493,500
 104,300         Pfizer, Inc.                             9,686,863
--------------------------------------------------------------------
                                                         21,180,363
--------------------------------------------------------------------
Retail Trade--1.0%
 222,600         Walgreen Co.                             9,154,425
--------------------------------------------------------------------
Retail-Department Stores--2.1%
 658,400         Dillard Department Stores, Inc.         19,669,700
--------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--2.0%
 571,000         Lehman Brothers Holdings, Inc.          18,057,875
--------------------------------------------------------------------
Semiconductors & Electronics--4.3%
 247,000         Intel Corp.                             40,075,750
--------------------------------------------------------------------
Specialty Finance & Agency--8.6%
 345,300         Federal National Mortgage Assn.         13,639,350
 828,200         First USA, Inc.                         41,927,625
 683,925         MBNA Corp.                              23,595,413
--------------------------------------------------------------------
                                                         79,162,388
--------------------------------------------------------------------
Specialty Retail--1.0%
 311,900         Service Corp. International              9,045,100
--------------------------------------------------------------------
Technology Capital Goods--1.5%
 286,400         Applied Materials Inc.*                 14,141,000
--------------------------------------------------------------------
Tire & Other Related Rubber Products--2.1%
 362,400         Goodyear Tire & Rubber Co.              19,750,800
--------------------------------------------------------------------
Tobacco--3.0%
 229,400         Philip Morris Companies, Inc.           27,269,925
--------------------------------------------------------------------
Total Common Stocks
   (Cost $661,066,240)                                $ 913,741,765
--------------------------------------------------------------------
--------------------------------------------------------------------
 Principal
 Amount        Description                                     Value
====================================================================
 Repurchase Agreement--2.0%
 $18,300,000   Joint Repurchase Agreement Account
               5.63%, 02/03/97                        $  18,300,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $18,300,000)                                 $  18,300,000
--------------------------------------------------------------------
Total Investments
   (Cost $679,366,240)(a)                             $ 932,041,765
--------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $ 255,377,138
   Gross unrealized loss for investments in
      which cost exceeds value                           (3,163,091)
--------------------------------------------------------------------
   Net unrealized gain                                $ 252,214,047
====================================================================

 *  Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $679,827,718.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
----------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund

----------------------------------------------------------------------

Objective and Investment Approach

           The Goldman Sachs Small Cap Equity Fund's objective is long-term capital appreciation, primarily through investments in equity securities of U.S. companies with market capitalizations of $1 billion or less. The fund is managed using a "business value" approach to investing, which means we look for attractive companies with high or improving returns on capital that we believe can achieve solid, sustainable growth, as well as generate free cash after investing for future growth. This approach differs markedly from many emerging growth small-cap funds that invest in companies with high price-to-earnings multiples solely on the basis of rapid, but frequently unsustainable, growth rates. Using our own rigorous fundamental research, which includes meeting with a company's management and examining a company's competitors, customers and suppliers, we build the fund's portfolio one stock at a time.

Performance Review:  Class A Shares Outperformed the Benchmark and the S&P 500


--------------------------------------------------------------------
                                    Fund Total Return    Russell
                                      (based on net    2000 Total
                                       asset value)       Return
                                       -----------        ------
 Class A  (1/31/96 - 1/31/97)*            27.28%          18.95%
 Class B  (5/1/96 - 1/31/97)*              5.39%           7.32%
--------------------------------------------------------------------

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

        During the period under review, small-cap stocks achieved strong returns but still underperformed large-cap stocks. Small-caps began the period on a strong note, outpacing large-caps from February through May, then gave up their early lead during June and July when the market experienced a sharp correction. While both large-cap and small-cap stocks sold off, small-caps were particularly hard hit. During the latter half of the period, the market surged to record highs, but small-caps trailed their larger peers as investors rushed to participate in the rising market, but hedged their bets by sticking with the largest, most liquid stocks.

        Despite the small-cap sector's waning momentum, we are pleased to report that the fund's Class A shares returned 27.28% (at net asset value), outperforming both its benchmark, the Russell 2000 index (18.95%), and the large-cap S&P 500 stock index (26.25%). In addition, the fund's Class A shares placed in the top third of the Lipper small-company growth fund category (ranking 129th out of 394) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B shares.) The fund's Class B shares also achieved positive returns, but did not fare as well because their inception coincided with the start of a more difficult market environment for small-cap stocks.

        The fund's performance was especially strong during the first half of the period, when a number of its long-held investments performed well. These positions included some companies that had experienced temporary difficulties and rebounded on improving fundamentals, as well as companies that had been relatively undiscovered and garnered increased investor awareness due to continued strong earnings gains. The fund also performed better than the broader market during the summer correction, when expensive, momentum-type stocks were hit harder than those with inexpensive valuations, which the fund typically emphasizes. In contrast, during the second half of the period, stocks with momentum characteristics rebounded, while the types of stocks that the fund stresses did not perform as strongly. In addition, the fund experienced price corrections in several holdings due to earnings volatility.

        The fund's top performers during the period came from a wide variety of industries, with Black Box Corp. and Morningstar Group, Inc. contributing significantly to overall results. Black Box Corp., a catalog marketer of

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
communications and networking products, was the fund's largest holding in the beginning of the period and climbed substantially as it continued to achieve record revenues and profits due to successful direct marketing efforts and new product introductions. The position in Black Box was then sold after it reached our target price. Morningstar Group, Inc., a manufacturer of specialty foods, was the fund's eighth largest holding at the start of the period and nearly tripled in price when it consolidated its market position through internal growth, new product introductions and several attractive acquisitions. The fund has held Morningstar Group for over four years; it is a good example of our willingness to hold strong businesses until the market recognizes their true value.

        Other strong performers included American Safety Razor Co., the leading U.S. manufacturer of private-brand and value-priced shaving blades, which benefited from internal profit enhancement efforts and particularly strong sales of its branded and private-label shaving and personal care products; Movado Group, Inc., the owner of the Movado, Concord and Esquire watch brands, which rebounded due to significant sales growth, new licensing agreements and increased analyst coverage; J. Baker, Inc., a diversified retailer of footwear and apparel, which announced its intention to sell its shoe division in order to focus its resources on its successful "Casual Male Big & Tall" stores; and Nimbus CD International, Inc., a CD and CD-ROM manufacturer that we sold after it rose sharply due to high investor expectations of future DVD (digital video disk) demand. Finally, several financial holdings performed well, such as Horace Mann Educators Co., a provider of property, casualty and life insurance for the educator market, and Terra Nova Bermuda Holdings, a worldwide provider of property casualty insurance and reinsurance.

        Not all of the fund's holdings fulfilled our expectations. Several stocks were hurt by disappointing earnings, although we continue to believe in their long-term prospects. For example, Landstar System, Inc. experienced weakness when the restructuring of its trucking operations from a fixed cost to a variable cost business took longer than expected. In addition, Central Maine Power Co. was impacted by uncertainty in the regulatory environment, and Alpine Lace Brands, Inc., a developer and marketer of cheese products, declined due to an increase in commodity cheese prices. We took advantage of lower prices and increased the fund's positions in all three stocks. In contrast, we liquidated two other underperformers, Musicland Stores Corp. and Levitz Furniture Inc., because their fundamental businesses continued to deteriorate.

Recent Additions

        During the period, we initiated a number of positions that have already contributed to performance. These included Linens 'N Things, Inc., a retailer of home accessories, which was attractively valued versus its key competitor, Bed, Bath and Beyond, and has significant store expansion and margin improvement potential, and Sun Healthcare Group, Inc., a well-managed owner/operator of nursing homes with attractive long-term growth potential. Though Sun Healthcare Group has been temporarily impacted by a government investigation of one of its subsidiaries, we believe this issue is fully reflected in the current stock price. In the technology sector, we added DecisionOne Holdings Corp., the leading independent provider of computer hardware and maintenance support services to U.S. companies. We intend to continue to focus on technology-related service providers and distributors that we believe are positioned to benefit from the expected long-term growth of the sector but are not dependent on the success of any single product or service.

        Other new investments were APS Holding Corp., a distributor of automotive parts, which was depressed by industry- and company-specific issues that we believe to be temporary, and Friedman's, Inc., a retailer of inexpensive jewelry with significant expansion potential and a very low-cost operating strategy. We also added two specialty insurance companies, SCPIE Holdings, Inc. and Symon's International Group, Inc.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund (continued)

--------------------------------------------------------------------------------
Sales Included Several Financial Holdings

        The fund sold several stocks after they appreciated and reached our target prices. These included a number of financial holdings, such as Greenpoint Financial Corp., the leading national lender of "no-documentation--low-documentation" mortgages; Dime Bancorp, Inc., the fifth largest thrift in the U.S.; and Western National Corporation, a marketer of annuity products.


--------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                     Percentage of
                                                       Total Net
 Company                        Line of Business         Assets
 Movado Group, Inc.             Luxury and                5.6%
                                  Affordable Watch
                                  Distributor

 DecisionOne Holdings Corp.     Computer Support          4.9%
                                  Provider

 Sun Healthcare Group, Inc.     Healthcare Services       3.9%
 APS Holding Corp.              Automotive Parts          3.6%
                                  Distributor

 Mariner Health Group, Inc.     Healthcare Services       3.6%
 Groupe AB                      Television                3.5%
                                  Programming
                                  Distributor

 Friedman's, Inc.               Jewelry Retailer          3.5%
 J. Baker, Inc.                 Specialty Apparel         3.5%
 Heritage Media Corp.           Marketing Services        3.4%
                                  Provider
 Linens 'N Things, Inc.         Home Products             3.1%
                                  Retailer
--------------------------------------------------------------------

Outlook

        One of the key factors that will affect equity performance during 1997 will be the continuation of the favorable economic environment of moderate growth and low inflation, which would ensure that both the corporate earnings outlook and the interest rate climate remain hospitable. Small-capitalization stocks as a group currently appear undervalued relative to large-cap stocks and to their own expected earnings potential. We believe that corporate earnings growth will slow somewhat in 1997, and to the extent that smaller companies can achieve better earnings growth than larger companies, they should perform relatively well. The performance of small-caps will particularly depend on investors broadening their focus from the largest, most liquid stocks to smaller, less widely followed issues. We are optimistic regarding the fund's future performance based on the strong earnings growth and the free cash flow we expect from many of our top holdings, as well as from new investments.

/s/ Paul D. Farrell

Paul D. Farrell
Senior Portfolio Manager,
U.S. Active Equity Value

/s/ Matthew B. McLennan

Matthew B. McLennan
Assistant Portfolio Manager,
U.S. Active Equity Value

/s/ Timothy G. Ebright

Timothy G. Ebright
Portfolio Manager,
U.S. Active Equity Growth

March 3, 1997

--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund
January 31, 1997


-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 Index ("S&P 500") and the Russell 2000) are shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                           [LINE GRAPH APPEARS HERE]

               GS Small Cap Class A   GS Small Cap Class A            Russell
                 (w/sales charge)       (no sales charge)    S&P 500    2000
               --------------------   ---------------------  -------  -------
10/22/92            $ 9,450                  10,000          $10,000  $10,000
 1/31/93             11,138                  11,786           10,655   11,733
 1/31/94             14,494                  15,337           12,027   13,914
 1/31/95             11,953                  12,649           12,091   13,078
 1/31/96             12,813                  13,559           16,768   17,010
 1/31/97             16,320                  17,270           21,183   20,242

                                    Class B

                           [LINE GRAPH APPEARS HERE]

               GS Small Cap Class B  GS Small Cap Class B            Russell
               (no redemp. charge)    (w/redemp. charge)    S&P 500   2000
               --------------------  --------------------   -------  -------
5/1/96              $10,000               $10,000           $10,000  $10,000
1/31/97              10,539                10,039            12,218   10,732

                                  -----------------------------------------
                                        Average Annual Total Return
                                  -----------------------------------------
                                       One Year        Since Inception/(a)/
  -------------------------------------------------------------------------
  Class A, no sales charge              27.28%                13.61%
  -------------------------------------------------------------------------
  Class A, w/sales charge               20.27%                12.12%
  -------------------------------------------------------------------------
  Class B, no redemption charge           N/A                  5.39%/(b)/
  -------------------------------------------------------------------------
  Class B, w/redemption charge            N/A                  0.39%/(b)/
  -------------------------------------------------------------------------

/(a)/ Class A and Class B shares commenced operations on October 22, 1992 and May 1, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund
January 31, 1997

--------------------------------------------------------------------



Shares           Description                                  Value
====================================================================
Common Stocks--92.5%
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--3.6%
 777,200         APS Holding Corp.*                   $   7,869,150
--------------------------------------------------------------------
Commercial Products--2.4%
 211,000         Figgie International, Inc. Class A*      2,611,125
 231,400         Figgie International, Inc. Class B*      2,487,550

--------------------------------------------------------------------
                                                          5,098,675
--------------------------------------------------------------------
Commercial Services--1.0%
 539,200         Opinion Research Corp.*                  2,022,000
--------------------------------------------------------------------
Computers & Peripherals--7.5%
 598,700         DecisionOne Holdings Corp.*             10,477,250
 467,100         Multiple Zones International, Inc.*      5,605,200

--------------------------------------------------------------------
                                                         16,082,450
--------------------------------------------------------------------
Consumer Staples--3.8%
 270,700         American Safety Razor Co.*               3,958,987
 389,400         Spartech Corp.                           4,234,725
--------------------------------------------------------------------
                                                          8,193,712
--------------------------------------------------------------------
Electric Utilities--2.2%
 433,900         Central Maine Power Co.                  4,827,137
--------------------------------------------------------------------
Electrical Equipment--2.3%
 240,100         Carbide/Graphite Group*                  5,012,087
--------------------------------------------------------------------
Food--2.3%
 374,600         Alpine Lace Brands, Inc.*                2,341,250
 109,000         Morningstar Group, Inc.*                 2,588,750
--------------------------------------------------------------------
                                                          4,930,000
--------------------------------------------------------------------
Healthcare Management--9.0%
 20,100          Health Systems International, Inc.*        520,088
 798,000         Mariner Health Group, Inc.*              7,780,500
 517,100         Sun Healthcare Group, Inc.*              8,402,875
 146,200         Trigon Healthcare, Inc.*                 2,595,050
--------------------------------------------------------------------
                                                         19,298,513
--------------------------------------------------------------------
Home Furnishing & Services--2.9%
 221,500         Congoleum Corp.*                         3,156,375
 160,900         Synthetic Industries, Inc.*              3,036,988
--------------------------------------------------------------------
                                                          6,193,363
--------------------------------------------------------------------
Insurance Specialty--1.6%
 63,100          Old Republic International Corp.         1,695,812
 83,900          Scpie Holdings, Inc.*                    1,761,900
--------------------------------------------------------------------
                                                          3,457,712
--------------------------------------------------------------------
Insurance-Life--0.3%
 36,000          AmerUs Life Holdings, Inc.*                711,000
--------------------------------------------------------------------
Insurance-Property and Casualty--6.0%
 50,500          Horace Mann Educators Co.                2,158,875
 206,500         IPC Holdings Ltd.                        4,943,094
 92,200          Symons International Group*              1,475,200
 215,800         Terra Nova Bermuda Holdings              4,262,050
--------------------------------------------------------------------
                                                         12,839,219
--------------------------------------------------------------------
Leisure--1.0%
 210,700         Trump Hotels & Casino Resorts,
                 Inc.*                                    2,212,350
--------------------------------------------------------------------
Media Content--9.0%
 596,300         Groupe AB SA ADR*                        7,602,825
 609,800         Heritage Media Corp.*                    7,393,825
 432,300         International Post Ltd.*                 1,729,200
 324,200         Platinum Entertainment, Inc.*            2,674,650
--------------------------------------------------------------------
                                                         19,400,500
--------------------------------------------------------------------
Metal Products--0.5%
 57,200          Doncasters Plc ADR*                      1,122,550
--------------------------------------------------------------------
Packaging--0.7%
 88,100          Shorewood Packaging Corp.*               1,596,813
--------------------------------------------------------------------
Real Estate--0.7%
 73,700          Insignia Financial Group, Inc.*          1,538,487
--------------------------------------------------------------------
Recreation Products--5.6%
 539,200         Movado Group, Inc.                      12,064,600
--------------------------------------------------------------------
Restaurants & Hotels--6.4%
 262,400         IHOP Corp.*                              6,461,600
 399,300         Mortons Restaurant Group, Inc.*          6,438,713
 40,000          Sonic Corp.*                               815,000
--------------------------------------------------------------------
                                                         13,715,313
--------------------------------------------------------------------
Retail Hardgoods--4.7%
 731,000         Brookstone Inc.*                         5,939,375
 290,700         Finlay Enterprises, Inc.*                4,287,825
--------------------------------------------------------------------
                                                         10,227,200
--------------------------------------------------------------------

--------------------------------------------------------------------



--------------------------------------------------------------------


Shares           Description                                  Value
====================================================================
Common Stocks (continued)
Specialty Retail--12.7%
 506,200         Friedmans, Inc.*                      $  7,593,000
 242,000         General Nutrition Companies, Inc.*       4,386,250
 1,500           Hibbett Sporting Goods, Inc.*               24,375
 1,100,400       J. Baker, Inc.                           7,565,250
 87,000          Leslies Poolmart, Inc.*                  1,141,875
 307,200         Linens N'Things, Inc.*                   6,758,400
--------------------------------------------------------------------
                                                         27,469,150
--------------------------------------------------------------------
Telephone Communications--0.3%
 15,400          Telephone & Data Systems, Inc.             587,125
--------------------------------------------------------------------
Textiles--1.6%
 87,800          Samsonite Corp.*                         3,468,100
--------------------------------------------------------------------
Trucking--2.3%
 207,100         Landstar Systems, Inc.*                  4,918,625
--------------------------------------------------------------------
Voice, Video and Data--2.1%
 263,200         Pegasus Communications,  Inc.*           3,224,200
 142,700         Rural Cellular Corp.*                    1,391,325
--------------------------------------------------------------------
                                                          4,615,525
--------------------------------------------------------------------
Total Common Stocks
   (Cost $194,261,908)                                 $199,471,356
====================================================================
Principal
Amount        Description                                     Value
====================================================================
Corporate Bond--0.2%
--------------------------------------------------------------------
$    500,000  J. Baker, Inc.
              7.0%, 06/01/02                           $    412,500
--------------------------------------------------------------------
Total Corporate Bond
   (Cost $498,387)                                     $    412,500
====================================================================
Repurchase Agreement--7.7%
--------------------------------------------------------------------
$16,600,000   Joint Repurchase Agreement Account
              5.63%, 02/03/97                          $ 16,600,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $16,600,000)                                  $ 16,600,000
====================================================================
Contracts     Description                                     Value
====================================================================
Options*--0.5%
 200           S&P 500 Index Put Strike 725
               exp. 03/97                              $     95,000
 351           S&P 500 Index Put Strike 700
               exp. 03/97                                    92,138
 560           S&P 500 Index Put Strike 750
               exp. 06/97                                   938,000
--------------------------------------------------------------------
Total Options
   (Cost $1,643,182)                                   $  1,125,138
====================================================================
Total Investments
   (Cost $213,003,477)/(a)/                            $217,608,994
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                         $ 31,335,604
   Gross unrealized loss for investments in
      which cost exceeds value                          (26,835,810)
--------------------------------------------------------------------
   Net unrealized gain                                 $  4,499,794
====================================================================

*   Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $213,109,200.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

           The Goldman Sachs International Equity Fund seeks long-term capital appreciation by investing in equity securities of companies organized or traded outside the U.S. that we believe have the potential to appreciate over the long term. The fund focuses on growing companies that are attractively valued and have strong, competitive positions in their respective industries. The fund's portfolio managers are based in London, Tokyo and Singapore and their knowledge of local markets plays an important role in uncovering investment opportunities. While the fund does not allocate assets across specific countries based on top-down economic or market forecasts, the portfolio managers strive to manage risk by remaining diversified by country and industry sector and by closely monitoring economic and political events in countries in which the fund does invest.

Economic and Market Overview: European Markets Were Strong Despite Weak Economies; Asia Faltered

           Economic growth was slower than expected in many countries during the period, prompting further monetary easing in much of Europe and continued very low short-term interest rates in Japan. European equity markets performed very well despite the growth shortfall, benefiting from an increased focus on improving shareholder value. The Japanese market declined significantly, while results in other Asian markets were mixed.

 . Europe. The economies of several European markets, such as the U.K., Norway and Ireland, strengthened during the period, but overall growth remained weak throughout most of Europe. A number of European countries attempted to stimulate their economies through monetary easing, but maintained tight fiscal policies in an effort to reduce their budget deficits enough to qualify for European Monetary Union. This strategy proved to be only modestly successful, as unemployment remained at record highs, particularly in Germany. Though the recovery was somewhat disappointing, European equity markets rose 26.6% during the period (as measured by the FT/S&P Actuaries Europe Index in terms of local currencies), fueled by low inflation, low interest rates and relatively strong bond markets. In addition, corporate profits improved, reflecting increased emphasis on cost cutting and restructuring. The equity markets of Finland, Spain and Sweden were among the strongest performers, while British stocks lagged much of Europe due to a strengthening currency (which made U.K. exports more expensive) and expectations of increases in short-term interest rates.

 . Japan. The Japanese economy strengthened during the period, but earnings growth fell short of expectations. For the 12-month period ended January 31, Japanese stocks (as measured by the TOPIX index in yen) declined 14.9%, with approximately half of the loss occurring in January 1997 alone. During the first half of the period, the Japanese market was bolstered by heavy demand from Europe and the U.S., but foreign investors subsequently became net sellers when the economic recovery softened and raised uncertainty surrounding the sustainability of corporate profits. The weaker corporate earnings outlook resulted in a conspicuous divergence between the performance of the largest international blue-chip stocks and the rest of the market, particularly in the third quarter. Lackluster investor sentiment was further exacerbated at the end of the year due to increased pessimism that the Liberal Democratic Party (LDP) government's higher taxes and scant spending on public works would dampen the economy.

 . Asia (ex-Japan). Asian stock markets rose 2.4% during the period, as measured by the MSCI All Country Asia Free (Ex Japan) Index (in terms of local currencies). Asian markets began the period on a strong note, but several markets faltered during the spring and summer due to a host of issues. These included political uncertainty arising from national elections in several Asian countries as well as slowing economic growth throughout the region, principally due to weak electronics exports. From
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 1996 through January 1997, the region generally improved due to stronger corporate earnings and stabilizing exports. The performance of the individual markets varied widely. Malaysia was one of the region's best performing markets during the period under review, rising 18.4%; Hong Kong, the largest market in the region, performed well with a 12.0% return; and Thailand was by far the weakest market, declining 45.3% (all in local currency terms).

Performance Review: Security Selection, Country Allocations and Industry Weightings All Contributed to Strong Performance

------------------------------------------------------------------------------
                                                  Fund Total      FT/S&P
                                                    Return       Actuaries
                                                   (based on     Europe &
                                                  net asset   Pacific Index
                                                    value)     Total Return
                                                    ------     ------------
 Class A  (1/31/96 - 1/31/97)*                      13.48%         1.27%
 Class B  (5/1/96 - 1/31/97)*                        2.83%        -4.22%
 Institutional (2/7/96 - 1/31/97)*                  12.53%         0.53%
 Service (3/6/96 - 1/31/97)*                        10.42%         0.86%
------------------------------------------------------------------------------

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B, Institutional and Service shares is a cumulative total return (not annualized) from their inception through the end of the period.

           The fund performed extremely well during the period under review, with all of its share classes outperforming the benchmark, the Financial Times/S&P Actuaries Europe & Pacific Index ("Europac") unhedged. Europac is a capitalization-weighted composite of approximately 1,500 stocks from 23 countries in Europe and the Asia-Pacific region and is calculated on a monthly basis. We are also pleased to note that the fund's Class A shares placed in the top third of the Lipper international fund category (ranking 93rd out of 342) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B, Institutional or Service shares.)

           The primary driver of the fund's superior performance was successful stock selection, as we continued to focus on growing companies that actively increased shareholder value through actions such as cost cutting, share buybacks or restructuring. In addition, country allocations that worked in the fund's favor were its overweighting in Sweden, one of the strongest performing markets during the period, and its underweighting in Japan, one of the weakest, each the result of our bottom-up approach to stock selection. The fund's industry allocations also added value. The fund was overweighted in business services and diversified consumer goods/services, which were among the best performing sectors, and underweighted in financial services and basic industries, which performed relatively poorly.

           In terms of currency exposure, though the fund's neutral exposure is unhedged, it was substantially hedged against the yen, which benefited performance significantly when the yen continued to fall against the dollar. In addition, the fund was partially hedged against some European currencies, such as the Deutsche mark and the Swiss franc, which worked in its favor when the dollar rose against those currencies.

           The fund's Class B shares outperformed the benchmark by a wide margin, but their performance was not as strong as the other share classes because they began operations in May, after equity prices had already risen significantly.

Portfolio Composition: A Widely Diversified Portfolio

           As of January 31, 1997, the fund held positions in 56 companies based in 16 countries. In terms of total portfolio assets, the five largest country exposures were Japan (27.3%), the U.K. (12.6%), Germany (7.1%), Sweden (7.0%) and Switzerland (6.8%).

Europe. At the end of the period, the portfolio's 53.0% allocation in European stocks was in line with that of the benchmark (54.1%). In general, growth stocks led the
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)


--------------------------------------------------------------------------------
market during the period. Many of the fund's European holdings were growth-oriented stocks that benefited from positive earnings surprises and successful efforts by senior management to enhance equity returns and shareholder value. Several of the portfolio's longer term European holdings were, once again, among its strongest performers. Securitas (Sweden), the largest security services company in Europe, more than doubled during the period, boosted by earnings from companies it acquired in Germany, France and Portugal. Fresenius (Germany), a major producer of medical supplies, rose over 140% as it merged its global kidney dialysis division with W. R. Grace's National Medical Center healthcare subsidiary and spun off the resulting business, Fresenius Medical Care. Ericsson (Sweden), one of the world's leading suppliers of mobile telephones and infrastructure, rebounded from weakness early in the period when it achieved very good earnings, which reassured investors that it was not suffering from margin pressure or weak mobile telephone orders. Other strong performers were Randstad Holdings (Netherlands), the leading temporary help organization in its market, which reported healthy sales and earnings as its business continued to expand, and Comptoirs Modernes (France), a supermarket chain operator, which gained market share in France and made important acquisitions in Spain.

           Several of the fund's newer additions also contributed to its positive results. These included two pharmaceutical companies: Hoechst (Germany), whose acquisition and restructuring plans indicate a commitment to improving shareholder value, and Novartis (Switzerland), which was formed through the merger of Ciba-Geigy and Sandoz and is expected to benefit from significant cost reductions as well as new product development. Other significant new positions that performed well were SGS Thomson (France), one of the 10 largest semiconductor manufacturers in the world, which operates in the high-value-added, application-specific sector of the market, and Telecom Italia Mobile (Italy), the leading mobile telephone operator in Italy, which generates strong cash flow and is extremely profitable.

Japan. Approximately 27% of the fund was invested in Japan, which was underweighted relative to the benchmark (32.1%). The fund's Japanese stocks fared better than the market, as we avoided banks and brokerages, two of the weakest industries. We invested in companies with relatively robust earnings visibility and good valuations, particularly favoring management that improved cost competitiveness and strengthened their core business. The fund's best performing Japanese stocks were TDK Corp., an electronic components manufacturer that reported better than expected earnings due to strong sales of personal computer-related components; Hoya Corp., an optical glass manufacturer that aggressively restructured its operations and successfully diversified its business so that it now dominates the glass magnetic disc market; and Mirai Industry, a market leader in electric cables, pipes and other electric wiring that introduced new products and cut costs. In contrast, Kyocera Corp., an electronics components manufacturer, reported disappointing results due to increased competition in the semiconductor and communication equipment businesses. A new addition was Takeda Chemical Industry, the largest pharmaceutical company in Japan, where aggressive new management initiatives rapidly expanded overseas sales and improved the profitability of its prescription drug business.

Asia-Pacific. Asia, a 13.5% allocation (excluding Japan), was slightly overweighted compared with the benchmark's 10.7%, with Hong Kong representing the largest country position at 6.7% of the portfolio. For most of the period, the fund was overweighted in Malaysia, Hong Kong and Australia, which were three of the better performing Asian markets. Though the performance of some of the other markets fell short of expectations, our stock selection within the region worked in the fund's favor. Several of the fund's top performers were financial stocks, including Commerce Asset-Holdings, the fifth largest financial group in Malaysia, which benefited from its merchant banking operations and strong loan growth, and HSBC Holdings, a Hong Kong-based banking and financial services organization, which reported strong results due to its dominant market position. New holdings include Australia & New Zealand Bank Group, a bank that is positioned to benefit from the potential deregulation in Australia's financial services sector, and Asia Satellite Telecommunications Holdings Ltd., a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
leading satellite owner and operator in the Asia-Pacific region that owns prime orbital slots that are expected to result in high utilization rates and fees.

--------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                       Percentage
                                                        of Total
 Company            Country        Line of Business    Net Assets
 HSBC Holdings      Hong Kong      Banking and            3.0%
                                     Finance

 Novartis           Switzerland    Pharmaceuticals        3.0%

 Fresenius          Germany        Kidney Dialysis        2.4%
                                     Equipment

 TDK Corp.          Japan          Tape and Disc          2.4%
                                     Manufacturer

 Telecom Italia     Italy          Mobile Tele-           2.4%
   Mobile                            communications
                                     Operator

 Canon, Inc.        Japan          Office Equipment       2.4%
                                     Manufacturer

 Adecco             Switzerland    Temporary Help         2.4%
                                     Services

 Adidas             Germany        Sporting Goods         2.4%
                                     Manufacturer

 Hoechst            Germany        Chemical and           2.3%
                                     Drug
                                     Manufacturer

 Hoya Corp.         Japan          Optical Glass          2.3%
                                     Manufacturer
--------------------------------------------------------------------

Outlook

           In the near term, we expect most international economies to continue to experience moderate growth and subdued inflation. We are particularly positive on the prospects for the European markets in 1997, where we expect a modest acceleration in economic growth and a continuation of healthy corporate earnings growth helped by cost cutting as well as restructuring initiatives.

           We are currently most concerned about Japan. Despite the sharp correction, we expect to remain underweighted in the Japanese market because of our negative view of the banking sector and only modest earnings recoveries in nonmanufacturing sectors. Lack of investor confidence in the government's commitment to deregulation, as well as simultaneous weakness in the bond and currency markets, have all impacted market sentiment. In this state of uncertainty, superior stock selection will be essential, and we intend to emphasize companies with clear earnings visibility, strong management and attractive valuations. Despite the generally poor conditions, the earnings for the fund's Japanese holdings are above expectations and are being upgraded. In non-Japan Asia, corporate earnings reports have been mixed, but we believe improved political stability and export growth should help stocks in 1997.

           Finally, we are pleased to report that we have expanded our international equity team in all geographic regions to support our effort to seek out the most promising companies around the world.

/s/ Roderick D. Jack

Roderick D. Jack
Senior Portfolio Manager, London

/s/ Marcel Jongen

Marcel Jongen
Senior Portfolio Manager, London

/s/ Shogo Maeda

Shogo Maeda
Senior Portfolio Manager, Tokyo

/s/ Warwick M. Negus

Warwick M. Negus
Senior Portfolio Manager, Singapore

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and Class B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Financial Times-Actuaries World Euro-Pacific Index Unhedged ("FT Euro-Pac (Unhedged)/(b)/) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                     Class A

                            [LINE GRAPH APPEARS HERE]

               GS Intl Eq          GS Intl Eq
                 Class A             Class A         FT Euro-Pac    Ft Euro-Pac
            (w/sales charge)    (no sales charge)     (Comb )(b)     (Unhedged)
            ----------------    -----------------    -----------    -----------
12/1/92           9,450              10,000            10,000          10,000
1/31/93           9,566              10,123            10,063          10,055
1/31/94          12,066              12,768            13,498          14,399
1/31/95          10,058              10,643            12,119          13,902
1/31/96          12,942              13,695            13,983          16,039
1/31/97          14,961              15,546            14,160          16,243
                             Class B

                    [LINE GRAPH APPEARS HERE]

               GS Intl Eq          GS Intl Eq
                 Class B             Class B         FT Euro-Pac
            (w/sales charge)    (no sales charge)    (Unhedged)
            ----------------    -----------------    -----------
5/1/96           10,000              10,000            10,000
1/31/97          10,283               9,783             9,578
                 Institutional

           [LINE GRAPH APPEARS HERE]

              GS Intl Equity       FT Euro-Pac
            Institutional Class    (Unhedged)
            -------------------    -----------
2/7/96           10,000              10,000
1/31/97          11,253              10,053

                    Service

           [LINE GRAPH APPEARS HERE]

              GS Intl Equity       FT Euro-Pac
              Service Class        (Unhedged)
              --------------       -----------
3/6/97           10,000              10,000
1/31/97          11,042              10,086

                                      ----------------------------------------
                                             Average Annual Total Return
                                      ----------------------------------------
                                             One Year       Since Inception/(a)/
-------------------------------------- ------------------- --------------------
Class A, no sales charge                     13.48%              11.15%
-------------------------------------- ------------------- --------------------
Class A, w/sales charge                       7.26%               9.66%
-------------------------------------- ------------------- --------------------
Class B, no redemption charge                  N/A                2.83% /(c)/
-------------------------------------- ------------------- --------------------
Class B, w/redemption charge                   N/A               (2.17)%/(c)/
-------------------------------------- ------------------- --------------------
Institutional Class                            N/A               12.53% /(c)/
-------------------------------------- ------------------- --------------------
Service Class                                  N/A               10.42% /(c)/
-------------------------------------- ------------------- --------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on December 1, 1992, May 1, 1996, February 7, 1996 and March 6, 1996, respectively.
/(b)/ Beginning on September 1, 1994, the Class A shares began using the unhedged FT Euro-Pac as its benchmark (prior thereto, Class A used the hedged FT Euro-Pac). The combined FT Euro-Pac represents the hedged FT Euro-Pac performance up to August 31, 1994 and the unhedged FT Euro-Pac performance from September 1, 1994 through January 31, 1997.
/(c)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.
--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
January 31, 1997


--------------------------------------------------------------------------------

Shares           Description                                  Value
====================================================================
Common Stocks--91.5%
Australian Dollar--3.6%
 1,851,658       Australia & New Zealand Bank Group
                 (Commercial Banks)                   $  11,355,706
 1,564,955       Woodside Petroleum, Ltd. (Oil &
                 Gas)                                    11,053,763
--------------------------------------------------------------------
                                                         22,409,469
--------------------------------------------------------------------
Austrian Schilling--1.2%
 105,400         Oesterreichische Elektrizitats
                 (Utilities)                              7,698,241
--------------------------------------------------------------------
Belgian Franc--0.2%
 14,400          Dexia (Financial Services)               1,372,240
--------------------------------------------------------------------
British Pound Sterling--12.6%
 1,391,569       British Airport Authority
                 (Transportation)                        11,661,442
 1,788,649       Electrocomponents (Wholesale
                 Trade)                                  12,753,546
 1,261,210       Premier Farnell PLC (Electronics)       10,670,067
   706,368       Misys PLC (Business Services and
                 Computer Software)                      12,393,414
 1,708,700       Rentokil Group (Business Services)      12,553,100
 473,916         Siebe (Machinery and Engineering
                 Services)                                7,973,270
 873,509         Standard Chartered (Banking)            10,497,224
--------------------------------------------------------------------
                                                         78,502,063
--------------------------------------------------------------------
Deutsche Mark--4.7%
 155,760         Adidas AG (Textiles)                    14,749,495
 343,320         Hoechst AG (Healthcare)                 14,439,672
--------------------------------------------------------------------
                                                         29,189,167
--------------------------------------------------------------------
French Franc--6.4%
 22,531          Comptoirs Modernes (Retail)             11,749,983
 40,720          CLF Dexia (Financial Services)           3,649,869
 95,602          CLF Dexia - Registered Shares            8,569,124
                 (Financial Services)
 63,189          Seita (Tobacco)                          2,400,553
 193,600         SGS Thomson Microelectronics
                 (Electronics)                           13,882,408
--------------------------------------------------------------------
                                                         40,251,937
--------------------------------------------------------------------
Hong Kong Dollar--6.7%
 4,148,000       Asia Satellite Tel.
                 (Telecommunications)                     9,233,837
 816,800         HSBC Holdings (Commercial Banks)        18,920,583
 1,185,000       Sun Hung Kai Properties Co. (Real
                 Estate)                                 13,380,759
--------------------------------------------------------------------
                                                         41,535,179
--------------------------------------------------------------------
Irish Pound--2.3%
 1,491,014       Bank of Ireland (Commercial Banks)      14,247,624
--------------------------------------------------------------------
Italian Lira--2.4%
 3,000,500       Telecom Italia Mobile (Utilities)        8,930,448
 3,574,000       Telecom Italia Mobile (Di Risp
                 Shares) (Utilities)                      6,095,944
--------------------------------------------------------------------
                                                         15,026,392
--------------------------------------------------------------------
Japanese Yen--27.3%
 206,000         Aderans Company Ltd. (Retail)            4,808,281
 702,000         Canon, Inc. (Office Equipment
                 Manufacturer)                           14,880,119
 363,000         Hoya Corp. (Electronics and
                 Instrumentation)                        14,520,599
 297,400         Inaba Denkisangyo (Industrial)           5,396,346
 458,000         Kokuyo Co., Ltd. (Office Equipment
                 Manufacturer)                            9,594,787
 149,000         Kyocera Corp. (Electronics)              8,749,887
 358,000         Max Co. (Electronics and
                 Instrumentation)                         5,432,966
 238,900         Mirai Industry Co. (Electrical
                 Equipment Manufacturer)                  5,852,060
 1,927,000       Mitsubishi Heavy Industries Ltd.
                 (Engineering)                           13,874,972
 1,530,000       Mitsui Marine & Fire (Insurance)         8,215,019
 450,100         Santen Pharmaceutical Co.
                 (Healthcare)                             8,352,716
 92,800          Sanyo Shinpan Financial
                 (Financial)                              5,204,668

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)
January 31, 1997



--------------------------------------------------------------------

Shares           Description                                  Value
====================================================================
Common Stocks (continued)
Japanese Yen (continued)
 322,000         Shimachu (Retail-Furniture)          $   6,905,027
 213,900         SMC Corp. (Machinery)                   13,125,622
 410,000         Taikisha Ltd. (Machinery)                5,038,558
 570,000         Takeda Chemical Industry
                 (Healthcare)                            11,235,927
 235,000         TDK Corp. (Consumer Goods)              15,040,620
 464,000         Tostem Corp. (Construction)             10,906,842
 146,800         York Benimaru (Retail)                   3,922,900
--------------------------------------------------------------------
                                                        171,057,916
--------------------------------------------------------------------
Malaysian Ringgit--1.9%
 1,328,000       Commerce Asset Holdings
                 (Commercial Banks)                      10,683,829
 581,000         Leader Universal Holdings
                 (Metals-Diversified)                     1,168,544
--------------------------------------------------------------------
                                                         11,852,373
--------------------------------------------------------------------
Netherlands Guilder--5.0%
 146,070         Aegon (Insurance)                        8,951,011
 136,180         Randstad Holdings (Business
                 Services)                                9,471,458
 102,016         Wolters Kluwer (Media)                  12,602,793
--------------------------------------------------------------------
                                                         31,025,262
--------------------------------------------------------------------
Singapore Dollar--1.5%
 1,511,000       Singapore Land (Real Estate)             9,123,100
--------------------------------------------------------------------
Spanish Peseta--1.9%
 63,595          Banco Popular (Commercial Banks)        11,571,494
--------------------------------------------------------------------
Swedish Krona--7.0%
 335,300         Ericsson Telecommunications
                 (Computer - Office)                     11,255,719
 268,440         Hoganas AB (Metal Products)              8,455,037
 405,970         Securitas AB (Business Services)        12,057,737
 3,469,100       Swedish Match AB (Tobacco)              11,741,304
--------------------------------------------------------------------
                                                         43,509,797
--------------------------------------------------------------------
Swiss Franc--6.8%
 52,468          Adecco SA (Business Services)           14,753,971
 6,726           Cie Financier Richemont AG
                 (Consumer Goods)                         9,231,858
 16,335          Novartis AG (Healthcare)                18,730,002
--------------------------------------------------------------------
                                                         42,715,831
--------------------------------------------------------------------
Total Common Stocks
   (Cost $503,926,410)                                $ 571,088,085
====================================================================
Preferred Stock--2.4%
--------------------------------------------------------------------
Deutsche Mark--2.4%
 74,790          Fresenius AG (Health Care),
                 Non-voting                           $  15,042,126
--------------------------------------------------------------------
Total Preferred Stock
   (Cost $4,437,079)                                  $  15,042,126
====================================================================


Principal
Amount           Description                                  Value
====================================================================
Short-Term Obligations--6.6%
--------------------------------------------------------------------
$    41,394,109  State Street Bank & Trust
                 Euro-Time Deposit 5.5%, 02/03/97**   $  41,394,109
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $41,394,109)                                 $  41,394,109
====================================================================
Total Investments
   (Cost $549,757,598)/(a)/                           $ 627,524,320
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $108,968,495
   Gross unrealized loss for investments in
      which cost exceeds value                         (31,533,818)
--------------------------------------------------------------------
   Net unrealized gain                                $  77,434,677
====================================================================

 /(a)/ The aggregate cost for federal income tax purposes is $550,089,643.
 *     Non-income producing security.
 **    A portion of this security has been segregated for extended settlement securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an intergral part of these financial statements.


-------------------------------------------------------------------------------


--------------------------------------------------------------------
Common and Preferred Stock Industry Concentrations

====================================================================
Business Services                                              7.8%
Commercial Banks                                              12.4%
Computer Software and Services                                 2.0%
Computer - Office                                              1.8%
Construction                                                   1.7%
Consumer Goods                                                 3.9%
Electrical Equipment Manufacturer                              0.9%
Electronics                                                    5.3%
Electronics and Instrumentation                                3.2%
Engineering                                                    2.2%
Financial                                                      0.8%
Financial Services                                             2.2%
Health Care                                                   10.9%
Industrial                                                     0.9%
Insurance                                                      2.7%
Machinery                                                      2.9%
Machinery and Engineering Services                             1.3%
Media                                                          2.0%
Metal Products                                                 1.4%
Metals-Diversified                                             0.2%
Office Equipment Manufacturer                                  3.9%
Oil & Gas                                                      1.8%
Real Estate                                                    3.6%
Retail                                                         3.3%
Retail-Furniture                                               1.1%
Telecommunications                                             1.5%
Textiles                                                       2.4%
Tobacco                                                        2.3%
Transportation                                                 1.9%
Utilities                                                      3.6%
Wholesale Trade                                                2.0%
--------------------------------------------------------------------
Total Common and Preferred Stock                              93.9%

====================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund



--------------------------------------------------------------------------------
Objective and Investment Approach

      The Goldman Sachs Asia Growth Fund seeks long-term capital appreciation by investing in a limited number of carefully selected companies located in 12 Asian markets, including China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand.

      We utilize extensive fundamental research in our search for well-managed companies whose stock prices are, in our opinion, undervalued in the marketplace. Because many companies in the Asian region are growing at relatively rapid rates, we consider a company's return on capital, its price-to-book value and the predictability of its earnings stream as among the best measures of its intrinsic value. A strong market position and a skilled management team dedicated to maximizing shareholder returns are also important to us. Our investment process includes face-to-face meetings with senior management as well as frequent contact with a company's customers, suppliers and competitors.

      While our primary focus is on stock selection, we seek to carefully manage risk by diversifying the fund's portfolio in terms of countries, industry sectors and size of capitalization. We are also mindful of making certain that the market for a particular stock is relatively liquid, so we can easily sell a position if our opinion changes. From time to time, we may choose to significantly overweight or underweight our holdings in one country compared with our benchmark, if we believe there is a compelling reason to do so. Finally, we closely monitor the potential impact of political and economic events in the region on particular companies and adjust the portfolio accordingly.

Market Overview:  Results Were Mixed in Asian Markets

      As a group, the Asian stock markets rose 2.37% during the period, as measured by the MSCI All Country Asia Free (Ex Japan) Index (without dividends reinvested). The weak performance indicated by the Index masks the wide divergence of performance among the individual Asian markets, as several countries rose more than 10% while others fell more than 20%. The period under review began on a strong note, but the region quickly sold off in mid-February when investors became unnerved by rising political tension between China and Taiwan. Though the Asian markets briefly rebounded, investor interest was dampened again during the spring and summer due to uncertainty surrounding national elections in several countries, a decline in exports and slowing economic growth. From October 1996 through January 1997, most Asian markets recovered due to improving corporate earnings and signs of stabilizing export growth.

      In terms of individual markets, Taiwan, Malaysia and Indonesia were the strongest performers, rising 56.0%, 21.9% and 17.5%, respectively (in U.S. dollar terms), with each overcoming brief setbacks such as negative short-term economic data and political upheaval. Other positive markets were India, which was the region's strongest performer during the first half of the year and subsequently gave back some of its gains, and the Philippines, where healthy economic growth and declining inflation renewed investor interest. Hong Kong, the most heavily weighted country in the Index, posted lackluster results early in the period, then rebounded to close the period with a 12.0% gain due to a favorable interest rate environment and a soaring property market. The weakest performer was Thailand, which dropped 46.5%. Thailand was impacted by a very large budget deficit, exacerbated by the slowdown of computer-related exports as well as a tear in the speculative bubble in the real estate market, as nonperforming property loans caused problems in the banking sector. South Korea and Singapore were weak as well, declining approximately 34% and 7%, respectively. South Korean equities were affected by an ongoing investigation of government corruption and a weakening economy, and Singapore's market fell due to soft electronics exports.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Performance Review:  Country Allocations Affected the Fund's Performance


-------------------------------------------------------------------
                                          Fund Total     MSCI AC
                                           Return       Asia Free
                                        (based on net  (Ex Japan)
                                         asset value)    Index +
                                         ------------    -----
 Class A (1/31/96 - 1/31/97)*               -1.01%        2.37%
 Class B (5/1/96 - 1/31/97)*                -6.02%       -2.50%
 Institutional (2/2/96 - 1/31/97)*          -1.09%        2.06%
-------------------------------------------------------------------


 * Class A, B and Institutional share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B and Institutional shares is a cumulative total return (not annualized) from their inception through the end of the period.
 + Represents a price-only index that does not reflect reinvested dividends.

      During the period under review, stock selection benefited the fund as a number of holdings achieved strong returns. The fund's performance was nonetheless affected by its country over- and underweightings relative to the Index when individual markets performed better or worse than expected. For example, Taiwan and Malaysia were two of the region's best performing markets, but the fund was underweighted in those countries and therefore did not fully participate in their rallies.

Financial, Property and Infrastructure Stocks Were the Strongest Performers

      The fund's best performers during the period were its positions in the financial, real estate and infrastructure sectors. Top financial stocks included two of our Hong Kong investments, HSBC Holdings PLC, one of the world's largest banking and financial services companies, and Wing Hang Bank Ltd., a provider of banking, foreign exchange and treasury services, which both benefited from strong growth in mortgage loans resulting from Hong Kong's robust property market. Metropolitan Bank and Trust, the Philippines' largest bank in terms of assets, rose substantially due to the growing Philippine economy and aggressive branch expansion, and Commerce Asset-Holdings, the fifth largest financial group in Malaysia, benefited from its merchant banking operations and strong loan growth.

      In the real estate sector, Hong Kong's booming property market buoyed several of the fund's holdings. These included Sun Hung Kai Properties, one of the largest and best managed property companies in Hong Kong; Henderson Land Development, a large property development and investment holding company that concentrates on mass residential developments; and HKR International Ltd., a real estate developer that primarily focuses on residential development in Discovery Bay on Lantau Island (a self-contained community that offers a "quality lifestyle").

      Other strong performers were two Malaysian companies that benefited from the government's commitment to improve the country's infrastructure. Road Builder Malaysia Holdings, a contractor specializing in civil engineering and road construction, continued its strategic expansion and diversification, and United Engineers Malaysia, Malaysia's largest builder and operator of toll roads, rose due to the opening of several new roads.

      Stocks that did not fulfill our expectations included Leader Universal Holdings, Malaysia's leading manufacturer of power and telecommunication cable, which reported lower than expected earnings due to very low export margins; Industrial Finance Corp. of Thailand (IFCT), which declined in sympathy with Thailand's financial sector; and Tata Engineering and Locomotive Company (TELCO), India's largest vehicle manufacturer, which slumped on speculation concerning rising inventories and general market uncertainty. We significantly reduced the fund's position in Leader Universal Holdings and IFCT, but we continue to have confidence in TELCO, which has strong fundamentals and fared well relative to the broader Indian market.

Portfolio Composition

      As of January 31, 1997, 97.1% of the fund's total market value was invested in equities while 2.2% was in cash equivalents, with the remainder in other securities. The fund's five largest country exposures were Hong Kong (39.9%), Malaysia (13.5%), Singapore (10.1%), India (9.9%) and Indonesia (5.2%).
At the end of the period, the portfolio was overweighted relative to the Index in Hong Kong, India and South Korea, slightly underweighted in
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)



--------------------------------------------------------------------------------

the Philippines, and significantly underweighted in Thailand, Singapore, Malaysia and Taiwan.

Additions in Real Estate and Security Services, Reductions in Several Existing Positions

      During the period, we added Hysan Development Company, a property investment company that owns a number of commercial and residential properties in Hong Kong and should be a beneficiary of rising rental prices, and Taiwan-Sogo Shinkong, a security services company that controls approximately 38% of the market in Taiwan and is expected to experience growing demand from residential clients. Other portfolio changes included the trimming of several positions in Hong Kong after they appreciated significantly and became more fully valued. These included Sun Hung Kai Properties, Henderson Land Development and HKR International Ltd.


   Top 10 Portfolio Holdings as of January 31, 1997
                                                        Percentage
                                        Line of          of Total
   Company               Country        Business        Net Assets
   HKR International     Hong Kong      Property           4.4%
     Ltd.

   Road Builder          Malaysia       Infrastructure     4.1%
     Malaysia Holdings
   Swire Pacific Ltd.    Hong Kong      Conglomerate       4.1%
   Metropolitan Bank     Philippines    Banking and        3.8%
     and Trust                            Finance
   Wing Hang Bank        Hong Kong      Banking and        3.9%
     Ltd.                                 Finance
   Henderson Land        Hong Kong      Property           3.7%
     Development
   HSBC Holdings PLC     Hong Kong      Banking and        3.5%
                                          Finance
   Hutchison             Hong Kong      Conglomerate       3.5%
     Whampoa
   Sun Hung Kai          Hong Kong      Property           3.5%
     Properties
   Commerce Asset-       Malaysia       Conglomerate       3.5%
     Holdings


Outlook

      In 1997, we expect export growth to strengthen, which should stimulate economies throughout the region. With most of the region's elections now over, the region should also benefit from greater political stability in 1997. Though the recent death of Deng Xiaoping may increase near-term volatility, we remain optimistic that the handover of Hong Kong to China will proceed smoothly, as it is in China's best interests to maintain Hong Kong's current economic success. We intend to increase the fund's weightings in Malaysia, the Philippines and Indonesia, markets that we expect to benefit from stable currencies and good economic fundamentals. In September 1996, the benchmark established a new weighting in Taiwan and doubled its weighting in Korea, and we are actively seeking investment opportunities in these countries. We continue to have a favorable view of India but are still cautious regarding Thailand and Singapore, where real estate overdevelopment may continue to hinder their respective markets for the near term.

      In general, we believe that Asian equities are attractively valued on a historical basis. We expect that economic growth in the region may slow somewhat to 5% to 7% annually, still approximately double versus the U.S., one of the world's most mature economies. Over time, we intend to broaden our emphasis from companies that tend to do well in the earliest stages of emerging economies to companies that we believe are poised to benefit most from the region's internal growth. These include new start-ups, consumer-related products and services, and infrastructure companies.

      On another front, we are pleased to announce that we have recently expanded our portfolio management team. Our new team members will focus primarily on real estate companies, conglomerates and cyclical industries, and they will enhance our ability to seek out companies with above-average growth potential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      We appreciate your continued support in what has been a challenging period for the region and the fund. Going forward, we remain confident that the region continues to offer many attractive investment opportunities for investors with a long-term view.


/s/ Warwick M. Negus

Warwick M. Negus
Senior Portfolio Manager,
Asia Active Equity


/s/ Alice Lui

Alice Lui
Portfolio Manager,
Asia Active Equity


/s/ Ravi Shanker

Ravi Shanker
Portfolio Manager,
Asia Active Equity


/s/ Karma A. Wilson

Karma A. Wilson
Portfolio Manager,
Asia Active Equity

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
January 31, 1997


--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Morgan Stanley Capital International Combined Asia (ex Japan) Index ("MSCI Combined Asia-ex Japan")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                          [LINE GRAPH APPEARS HERE]

                        GS Asia Growth        GS Asia Growth
                            Class A              Class A            MSCI
                        (w/sales charge)     (no sales charge)    Combined
                        ----------------     -----------------    --------
7/8/94                      $ 9,450               $10,000         $10,000
1/31/95                       8,934                 9,454           9,074
1/31/96                      11,300                11,958          11,129
1/31/97                      11,186                11,837          11,393

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                          GS Asia Growth      GS Asia Growth
                              Class B             Class B           MSCI
                         (w/redemp. charge)  (no redemp. charge) Combined
                        -------------------  ------------------   --------
5/1/96                        $10,000             $10,000         $10,000
1/31/97                         9,398               8,928           9,750

                                 Institutional

                           [LINE GRAPH APPEARS HERE]

                                GS Asia Growth        MSCI
                                 Institutional      Combined
                                --------------      --------
2/2/96                             $10,000          $10,000
1/31/97                              9,891           10,206

                                 ----------------------------------------
                                         Average Annual Total Return
                                 ----------------------------------------
                                      One Year       Since Inception/(a)/
-------------------------------------------------------------------------
Class A, no sales charge               (1.01)%             6.78%
-------------------------------------------------------------------------
Class A, w/sales charge                (6.44)%            (4.46)%
-------------------------------------------------------------------------
Class B, no redemption charge            N/A              (6.02)%/(b)/
-------------------------------------------------------------------------
Class B, w/redemption charge             N/A             (10.72)%/(b)/
-------------------------------------------------------------------------
Institutional Class                      N/A              (1.09)%/(b)/
-------------------------------------------------------------------------

/(a)/ Class A, Class B and Institutional shares commenced operations July 8,
      1994, May 1, 1996 and February 2, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
--------------------------------------------------------------------
January 31, 1997

--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks--96.0%
Hong Kong Dollar--39.9%

3,734,000      Asia Satellite Tel.*
               (Telecommunications)                   $   8,312,234
1,107,000      Henderson Land Development Co.
               (Recreational Services)                   10,250,000
7,947,440      HKR International Ltd.
               (Real Estate)                             12,358,582
2,731,000      Hong Kong Electric Holdings
               (Utility)                                  9,709,517
426,000        HSBC Holdings
               (Commercial Banks)                         9,867,983
1,305,000      Hutchison Whampoa
               (Conglomerates)                            9,851,916
2,513,000      Hysan Development
               (Utility)                                  9,145,257
9,735,666      JCG Holdings Ltd.
               (Financial Services)                       8,669,002
2,308,200      San Miguel Brewery Ltd.
               (Breweries)                                1,049,994
869,000        Sun Hung Kai Properties Co.
               (Real Estate)                              9,812,556
1,262,000      Swire Pacific Ltd. "A"
               (Transportation)                          11,603,755
2,316,500      Wing Hang Bank Ltd.
               (Financial Services)                      11,030,952
--------------------------------------------------------------------
                                                        111,661,748
--------------------------------------------------------------------
Indian Rupee--9.9%

235,000       Brook Bond Lipton India Ltd.
              (Food)                                     2,438,494
372,900       Colgate Palmolive
              (Conglomerates)                            2,613,421
259,600       Hindustan Lever Ltd.
              (Household Products)                       6,423,018
10,000        Larsen & Toubro Ltd.
              (Engineering)                                 65,272
143,500       Larsen & Toubro Ltd. GDR
              (Engineering)                              1,919,313
214,000       Larsen & Toubro LTD. GDS
              (Engineering)                              2,862,250
434,250       Mahindra & Mahindra Ltd.
              (Autos and Trucks)                         4,339,472
165,750       Mahindra & Mahindra GDR
              (Autos and Trucks)                         1,895,351
4,000         Niit Limited
              (Computers)                                   32,022
80,000        Tata Engineering & Locomotive Ltd.
              GDR (Engineering)                            786,000
446,600       Tata Engineering & Locomotive Ltd.
              GDS (Engineering)                          4,387,845
--------------------------------------------------------------------
                                                        27,762,458
--------------------------------------------------------------------
Indonesian Rupiah--5.2%

2,374,750     Indofoods Sukses Makmur - Foreign
              (Food)                                     5,245,031
2,346,000     PT Bank of Bali - Foreign
              (Banking)                                  5,675,011
2,613,000     PT Jaya Real Property - Foreign
              (Real Estate)                              3,627,640
--------------------------------------------------------------------
                                                        14,547,682
--------------------------------------------------------------------
Malaysian Ringgit--13.2%

1,217,000     Commerce Asset Holdings
              (Conglomerates)                            9,790,829
623,000       Leader Universal Holdings
              (Electronics)                              1,253,017
1,936,000     Road Builder Malaysia Holdings
              (Construction)                            11,603,540
941,000       Tenaga National Berhad
              (Utility)                                  4,504,385
1,081,000     United Engineers Malaysia Holdings
              (Construction)                             9,696,822
--------------------------------------------------------------------
                                                        36,848,593
--------------------------------------------------------------------
New Taiwan Dollar--2.5%

2,118,000     Taiwan Sogo Shinkong Securities
              (Financial Services)                       7,103,755
--------------------------------------------------------------------
Philippine Peso--4.6%
18,189,000    Centennial City Inc.
              (Real Estate)                              2,208,911
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)
January 31, 1997


--------------------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)

Philippine Peso (continued)

393,454       Metropolitan Bank and Trust
              (Banking)                               $ 10,750,925
--------------------------------------------------------------------
                                                        12,959,836
--------------------------------------------------------------------
Singapore Dollar--9.9%

639,000       Overseas Union Bank - Foreign
              (Banking)                                  5,174,457
1,149,000     Singapore Land
              (Real Estate)                              6,937,420
383,000       Singapore Press Holdings - Foreign
              (Printing & Publishing)                    7,671,970
2,195,000     Straits Steamship Land
              (Conglomerates)                            7,795,852
--------------------------------------------------------------------
                                                        27,579,699
--------------------------------------------------------------------
South Korean Won--3.8%

168,920       Korea Mobile Telecommunications
              Corp. ADR*  (Telecommunications)           2,512,685
4,759         Korea Mobile Telecommunications
              Corp. (Telecommunications)                 5,228,904
7,132         Samsung Fire & Marine Insurance
              (Insurance)                                2,982,743
--------------------------------------------------------------------
                                                        10,724,332
--------------------------------------------------------------------
Thai Baht--3.9%

723,800       Electricity Generating Public Co.
              (Utility)                                  1,815,785
758,100       Electricity Generating Public Co.
              Foreign(Utility)                           1,843,315
1,989,000     Industrial Finance Corp - Foreign
              (Financial Services)                       5,220,069
425,000       Jasmine International Co. - Foreign
              (Diversified)                                602,808
1,617,500     Thai Telephone & Telecom Corp. -
              Foreign (Telecommunications)               1,326,587
--------------------------------------------------------------------
                                                        10,808,564
--------------------------------------------------------------------
United States Dollar--3.1%

387,000       Korea Electric Power Corp. ADR*
              (Utilities)                                8,562,375
--------------------------------------------------------------------
Total Common Stocks
  (Cost $237,846,163)                                 $268,559,042
====================================================================
Rights & Warrants*--0.3%

Singapore Dollar--0.2%

    356,750  Straits Steamship Land, exp. 12/12/00
             (Conglomerate)- warrants                      494,149

Thai Baht--0.1%

    808,750  Thai Telephone & Telecom Corp., exp.
             03/07/97 (Telecommunications)-rights          351,155
--------------------------------------------------------------------
Total Rights & Warrants
  (Cost $287,980)                                     $    845,304
====================================================================
Principal
Amount       Description                                     Value
====================================================================
Corporate Bonds--0.3%

Malaysian Ringitt--0.3%

MYR          United Engineers Malaysia
1,024,000    (Construction) 4.00%, 05/22/99           $    848,528
--------------------------------------------------------------------
Total Corporate Bonds
   (Cost $521,580)                                    $    848,528
====================================================================
Short-Term Obligations--2.2%
$ 6,200,104  State Street Bank & Trust Euro-Time
             Deposit, 5.50%, 02/03/97                 $  6,200,104
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $6,200,104)                                  $  6,200,104
====================================================================
Total Investments
   (Cost $244,855,827)/(a)/                           $276,452,978
====================================================================
Federal Income Tax Information:

   Gross unrealized gain for investments in
      which value exceeds cost                        $ 45,982,425
   Gross unrealized loss for investments in
      which cost exceeds value                         (14,998,273)
====================================================================
   Net unrealized gain                                $ 30,984,152
====================================================================

  *  Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $244,890,862.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------
Common Stock, Rights, Warrants, and Corporate Bond Industry
   Concentrations
====================================================================
Autos and Trucks                                               2.2%
Banking                                                        7.8%
Breweries                                                      0.4%
Commercial Banks                                               3.5%
Conglomerates                                                 10.9%
Construction                                                   7.9%
Diversified                                                    0.2%
Electronics                                                    0.4%
Engineering                                                    3.6%
Financial Services                                            11.5%
Food                                                           2.7%
Household Products                                             2.3%
Insurance                                                      1.1%
Printing & Publishing                                          2.7%
Real Estate                                                   12.5%
Recreational Services                                          3.7%
Telecommunications                                             6.3%
Transportation                                                 4.1%
Utilities                                                     12.8%
--------------------------------------------------------------------
Total Common Stock, Rights, Warrants, and
   Corporate Bonds                                            96.6%
====================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
Statements of Assets and Liabilities
January 31, 1997

-------------------------------------------------------------------------------


                                                                                     Goldman Sachs                 Goldman Sachs
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ===============================================
Assets:
Investments in securities, at value (identified cost $80,718,346, $302,169,999,
   $513,612,707, $679,366,240, $213,003,477, $549,757,598 and $244,855,827,
   respectively)                                                                       $89,222,318                 $393,263,171
Cash, at value                                                                              13,884                        9,802
Receivables:
   Investment securities sold                                                            3,947,652                           --
   Forward foreign currency exchange contracts                                               6,692                           --
   Fund shares sold                                                                        565,860                    3,095,601
   Dividends and interest, at value                                                        451,554                      387,080
   Variation margin                                                                         10,928                       95,387
Deferred organization expenses, net                                                         36,173                            --
Other assets                                                                                97,786                        8,495
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                            94,352,847                  396,859,536
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
   Investment securities purchased                                                       9,690,219                           --
   Forward foreign currency exchange contracts                                                  --                           --
   Fund shares repurchased                                                                  44,298                      548,016
   Amounts owed to affiliates                                                               97,949                      388,699
Covered securities sold short (cash received, $936,984)                                    938,808                           --
Accrued expenses and other liabilities                                                      61,446                       89,126
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                       10,832,720                    1,025,841
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in capital                                                                         73,750,866                  300,246,199
Accumulated undistributed (distributions in excess of) net investment income               180,204                           --
   (loss)
Accumulated undistributed (distributions in excess of) net realized gain (loss)
   on investment, option and futures transactions                                          977,487                    4,402,524
Accumulated net realized foreign currency gain (loss)                                       12,575                           --
Net unrealized gain on investments, options and futures                                  8,611,563                   91,184,972
Net unrealized loss on translation of assets and liabilities denominated in
   foreign currencies                                                                      (12,568)                          --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                             $83,520,127                 $395,833,695
===================================================================================================================================
                                                                      Class A        Class B          Class A       Class B
                                                                    ------------   --------------   -------------  ------------
 Total shares of beneficial interest outstanding, $.001 par
   value (100,000,000 and 25,000,000 shares authorized for
   each Class A and B, respectively)                                  4,336,101          112,660      9,688,806        744,222
Net asset and Class A redemption value per share (a)                     $18.78           $18.73         $23.32         $23.18
Maximum public offering price per share (Class A NAV x
   1.0582)                                                               $19.87           $18.73         $24.68         $23.18
                                                                  Institutional      Service      Institutional     Service
                                                                    ------------   --------------   -------------  ------------
 Total shares of beneficial interest outstanding, $.001 par
   value (50,000,000 shares per each class authorized)                       --               --      6,351,958        157,464
Net asset value, offering and redemption price per share                     --               --         $23.44         $23.27
===============================================================================================================================
(a) At redemption, Class B shares are subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
===============================================================================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
    Goldman Sachs             Goldman Sachs             Goldman Sachs               Goldman Sachs                Goldman Sachs
  Growth and Income          Capital Growth            Small Cap Equity          International Equity             Asia Growth
         Fund                     Fund                       Fund                       Fund                          Fund
==================================================================================================================================
    $638,954,258               $932,041,765              $217,608,994                $627,524,320                  $276,452,978
          59,158                     94,994                    30,728                   1,735,366                     1,060,177

       1,632,491                  1,390,277                 4,392,159                     959,642                     3,093,623
              --                         --                        --                   2,684,757                            --
       4,847,992                  1,524,356                   820,288                   4,794,141                       685,136
         572,159                    706,624                    85,173                     440,308                       262,880
              --                         --                        --                          --                            --
          19,321                         --                    13,467                      14,573                        77,113
          14,043                     16,281                     2,597                      10,188                           770
----------------------------------------------------------------------------------------------------------------------------------
     646,099,422                935,774,297               222,953,406                 638,163,295                   281,632,677
----------------------------------------------------------------------------------------------------------------------------------

       9,130,091                  9,797,231                 6,585,828                   8,912,558                            --
              --                         --                        --                   3,434,535                         1,495
         414,917                    850,523                   165,072                     198,616                       694,794
         716,432                  1,160,456                   345,810                     833,473                       400,444
              --                         --                        --                          --                            --
          21,990                     99,060                   121,890                     255,084                       846,340
----------------------------------------------------------------------------------------------------------------------------------
      10,283,430                 11,907,270                 7,218,600                  13,634,266                     1,943,073
----------------------------------------------------------------------------------------------------------------------------------
     492,994,560                657,200,330               203,743,684                 542,859,953                   266,426,371
        (193,256)                  (275,552)                       --                     (25,666)                   (1,316,323)

      17,673,137                 14,266,724                 7,385,605                   2,530,732                   (16,027,669)
              --                         --                        --                    (917,847)                     (411,919)
     125,341,551                252,675,525                 4,605,517                 112,491,393                    33,014,375

              --                         --                        --                 (32,409,536)                   (1,995,231)
----------------------------------------------------------------------------------------------------------------------------------
    $635,815,992               $923,867,027              $215,734,806                $624,529,029                  $279,689,604
==================================================================================================================================
   Class A     Class B       Class A     Class B      Class A       Class B        Class A     Class B       Class A      Class B
------------- ----------  ------------- ----------  ------------ ------------   ------------ -----------  ------------ -----------
   26,534,286    751,089     55,021,724    193,240    10,140,493     176,544      27,765,580     997,807    16,122,122    206,387
       $23.18     $23.10         $16.73     $16.67        $20.91      $20.80          $19.32      $19.24        $16.31     $16.24
       $24.53     $23.10         $17.70     $16.67        $22.13      $20.80          $20.44      $19.24        $17.26     $16.24
Institutional   Service   Institutional  Service    Institutional   Service     Institutional    Service   Institutional  Service
------------- ----------  ------------- ----------  ------------- ------------  -------------  ----------- ------------- ---------
        8,321    136,977             --         --            --          --       3,524,169      34,830       815,499         --
       $23.19     $23.17             --         --            --          --          $19.40      $19.34        $16.33         --
==================================================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended January 31, 1997

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Goldman Sachs    Goldman Sachs
                                                                                                  Balanced       Select Equity
                                                                                                    Fund             Fund
                                                                                               ===================================
Investment income:
Dividends /(a)/                                                                                $    838,092       $   5,629,026
Interest /(b)/                                                                                    2,107,288             541,011
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                      2,945,380           6,170,037
----------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                            309,372           1,413,035
Administration fees                                                                                  92,811             706,517
Distribution fees                                                                                   157,253             468,965
Authorized dealer service fees                                                                      154,686             444,626
Custodian fees                                                                                       93,352              95,947
Transfer agent fees                                                                                 148,576             319,246
Professional Fees                                                                                    71,598              74,319
Amortization of deferred organization expenses                                                       13,468               9,549
Director fees                                                                                         1,171               2,728
Other                                                                                                53,077              96,414
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                    1,095,364           3,631,346
Less--expenses reimbursed and fees waived by Goldman Sachs                                         (472,758)           (626,188)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                        622,606           3,005,158
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                      2,322,774           3,164,879
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                        3,811,127          14,386,845
   Options written                                                                                   (2,680)                 --
   Futures transactions                                                                             148,013             645,873
   Foreign currency related transactions                                                             12,575                  --
Net change in unrealized gain (loss) on:
   Investments                                                                                    5,008,557          49,393,370
   Futures                                                                                           14,475              67,175
   Translation of assets and liabilities denominated in foreign currencies                          (12,568)                 --
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign currency
   transactions                                                                                   8,979,499          64,493,263
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $ 11,302,273       $  67,658,142
==================================================================================================================================

/(a)/ For the Balanced, Select Equity, Growth and Income, Capital Growth, Small
      Cap Equity, International Equity and Asia Growth Funds, taxes withheld on dividends were $1,496, $42,274, $23,285, $53,869, $4,211, $900,877 and
      $372,334, respectively.
/(b)/ For the Balanced Fund, taxes withheld on interest were $969.
/(c)/ Certain expenses reflected in the above statement of operations are incurred on a class specific basis.

--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

                                                                                         ---------------------------------------
                                                                                             Goldman Sachs       Goldman Sachs
                                                                                           Growth and Income    Capital Growth
                                                                                                  Fund               Fund
                                                                                         ========================================
Investment income:
Dividends /(a)/                                                                               $ 13,008,785        $ 14,748,431
Interest /(b)/                                                                                   1,235,823           2,802,840
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                    14,244,608          17,551,271
---------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                         2,782,464           6,522,949
Administration fees                                                                                758,854           2,174,316
Distribution fees                                                                                1,280,332           2,179,405
Authorized dealer service fees                                                                   1,261,615           2,174,316
Custodian fees                                                                                     102,394             129,556
Transfer agent fees                                                                                871,030             908,310
Professional Fees                                                                                   75,891              74,529
Amortization of deferred organization expenses                                                      19,164                  --
Director fees                                                                                        6,744              13,973
Other                                                                                              144,279             208,397
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                   7,302,767          14,385,751
Less--expenses reimbursed and fees waived by Goldman Sachs                                      (1,113,014)         (2,171,272)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                     6,189,753          12,213,979
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                     8,054,855           5,337,292
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                      58,221,421          53,687,297
   Options written                                                                                 (37,206)                 --
   Futures transactions                                                                             45,994                  --
   Foreign currency related transactions                                                                --                  --
Net change in unrealized gain (loss) on:
   Investments                                                                                  67,575,111         145,350,120
   Futures                                                                                              --                  --
   Translation of assets and liabilities denominated in foreign currencies                              --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign curren
   transactions                                                                                125,805,320         199,037,417
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               $133,860,175        $204,374,709
====================================================================================================================================
                                                                                         -------------------------------------------
                                                                                           Goldman Sachs           Goldman Sachs
                                                                                          Small Cap Equity      International Equity
                                                                                                Fund                    Fund
                                                                                         ===========================================
Investment income:
Dividends /(a)/                                                                              $   968,945              $ 5,944,299
Interest /(b)/                                                                                   896,528                1,533,039
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                   1,865,473                7,477,338
------------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                       1,598,027                3,478,689
Administration fees                                                                              532,676                1,159,514
Distribution fees                                                                                538,657                1,115,919
Authorized dealer service fees                                                                   532,676                1,086,488
Custodian fees                                                                                    63,636                  786,004
Transfer agent fees                                                                              511,883                  586,243
Professional Fees                                                                                 72,844                   84,162
Amortization of deferred organization expenses                                                    18,742                   17,603
Director fees                                                                                      3,842                    5,519
Other                                                                                             73,764                  229,722
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                 3,946,747                8,549,863
Less--expenses reimbursed and fees waived by Goldman Sachs                                      (529,684)                (829,788)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                   3,417,063                7,720,075
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  (1,551,590)                (242,737)
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                    29,166,218               16,714,697
   Options written                                                                              (398,365)                      --
   Futures transactions                                                                               --                       --
   Foreign currency related transactions                                                              --                  146,694
Net change in unrealized gain (loss) on:
   Investments                                                                                22,913,571               60,236,901
   Futures                                                                                            --                       --
   Translation of assets and liabilities denominated in foreign currencies                            --              (28,245,657)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign
   currency transactions                                                                      51,681,424               48,852,635
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                              $50,129,834              $48,609,898
====================================================================================================================================
                                                                                         -----------------
                                                                                           Goldman Sachs
                                                                                            Asia Growth
                                                                                               Fund
                                                                                         ==================
Investment income:
Dividends /(a)/                                                                                $ 4,216,521
Interest /(b)/                                                                                     716,243
-----------------------------------------------------------------------------------------------------------
Total income                                                                                     4,932,764
-----------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                         1,937,658
Administration fees                                                                                645,897
Distribution fees                                                                                  636,953
Authorized dealer service fees                                                                     630,134
Custodian fees                                                                                     499,487
Transfer agent fees                                                                                385,114
Professional Fees                                                                                   84,316
Amortization of deferred organization expenses                                                      31,711
Director fees                                                                                        3,496
Other                                                                                               51,032
-----------------------------------------------------------------------------------------------------------
Total expenses                                                                                   4,905,798
Less--expenses reimbursed and fees waived by Goldman Sachs                                        (511,880)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                                                     4,393,918
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                       538,846
-----------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                      (7,294,240)
   Options written                                                                                      --
   Futures transactions                                                                           (141,910)
   Foreign currency related transactions                                                        (1,099,538)
Net change in unrealized gain (loss) on:
   Investments                                                                                   5,823,115
   Futures                                                                                              --
   Translation of assets and liabilities denominated in foreign currencies                        (599,549)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign
   currency transactions                                                                        (3,312,122)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $(2,773,276)
===========================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1997

--------------------------------------------------------------------------------

                                                                                     Goldman Sachs                 Goldman Sachs
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ===============================================
From operations:
Net investment income (loss)                                                          $  2,322,774                $   3,164,879
Net realized gain (loss) on investment, option and futures transactions                  3,956,460                   15,032,718
Net realized gain (loss) on foreign currency related transactions                           12,575                           --
Net change in unrealized gain (loss) on investments, options and futures                 5,023,032                   49,460,545
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                       (12,568)                          --
-----------------------------------------------------------------------------------------------------------------------------------


Net increase (decrease) in net assets resulting from operations                         11,302,273                   67,658,142
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                      (2,259,972)                  (1,515,575)
    Class B shares                                                                         (13,466)                      (4,750)
    Institutional shares                                                                        --                   (1,606,175)
    Service shares                                                                              --                       (6,666)
In excess of net investment income
    Class A shares                                                                          (7,504)                           --
    Class B shares                                                                              --                      (118,421)
    Institutional shares                                                                        --                       (34,205)
    Service shares                                                                              --                       (16,030)
From net realized gain on investment, option and futures transactions
    Class A shares                                                                      (3,654,841)                  (7,174,235)
    Class B shares                                                                         (77,400)                    (440,131)
    Institutional shares                                                                        --                   (4,675,726)
    Service shares                                                                              --                      (68,472)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                     (6,013,183)                 (15,660,386)
 -----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       29,174,047                  167,209,718
Reinvestment of dividends and distributions                                              5,694,651                   14,904,237
Cost of shares repurchased                                                              (7,565,668)                 (32,152,494)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 27,303,030                  149,961,461
-----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                          32,592,120                  201,959,217

Net assets:
Beginning of year                                                                       50,928,007                  193,874,478
===================================================================================================================================
End of year                                                                           $ 83,520,127                $ 395,833,695
===================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income          $    180,204                $          --
===================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                Goldman Sachs       Goldman Sachs   Goldman Sachs
Statements of Changes in Net Assets                                           Growth and Income    Capital Growth     Small Cap
For the Year Ended January 31, 1997                                                 Fund                Fund         Equity Fund
                                                                              ====================================================
From operations:
Net investment income (loss)                                                     $  8,054,855        $   5,337,292   $  (1,551,590
Net realized gain (loss) on investment, option and futures transactions            58,230,209           53,687,297      28,767,853
Net realized gain (loss) on foreign currency related transactions                          --                   --              --
Net change in unrealized gain (loss) on investments, options and futures           67,575,111          145,350,120      22,913,571
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                       --                   --              --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   133,860,175          204,374,709      50,129,834
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                 (8,111,894)          (5,948,617)             --
    Class B shares                                                                     (5,818)                  --              --
    Institutional shares                                                                 (494)                  --              --
    Service shares                                                                    (11,500)                  --              --
In excess of net investment income
    Class A shares                                                                   (135,533)            (258,749)             --
    Class B shares                                                                    (48,273)             (12,838)             --
    Institutional shares                                                                 (380)                  --
    Service shares                                                                     (9,070)                  --              --
From net realized gain on investment, option and futures transactions
    Class A shares                                                                (46,442,616)         (91,862,169)    (10,210,264)
    Class B shares                                                                   (754,312)            (179,327)       (149,626)
    Institutional shares                                                               (9,971)                  --              --
    Service shares                                                                   (255,610)                  --              --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                               (55,785,471)         (98,261,700)    (10,359,890)
----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                 140,362,846           76,008,897      56,119,213
Reinvestment of dividends and distributions                                        53,352,809           90,088,874       9,876,571
Cost of shares repurchased                                                        (72,730,939)        (229,399,817)    (95,024,895)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions           120,984,716          (63,302,046)    (29,029,111)
----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                    199,059,420           42,810,963      10,740,833

Net Asssets:
Beginning of Year                                                                 436,756,572          881,056,064     204,993,973
==================================================================================================================================
End of Year                                                                      $635,815,992        $923,867,027    $ 215,734,806
==================================================================================================================================
Accumulated distributed (distributions in excess investment income)              $   (193,256)       $    (275,552)  $          --
==================================================================================================================================


                                                                              -----------------------------------------------------
Statements of Changes in Net Assets                                                  Goldman Sachs                Goldman Sachs
For the Year Ended January 31, 1997                                                  International                 Asia Growth
                                                                                      Equity Fund                     Fund
                                                                              ====================================================
From operations:
Net investment income (loss)                                                          $    (242,737)               $     538,846
Net realized gain (loss) on investment, option and futures transactions                  16,714,697                   (7,436,150)
Net realized gain (loss) on foreign currency related transactions                           146,694                   (1,099,538)
Net change in unrealized gain (loss) on investments, options and futures                 60,236,901                    5,823,115
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                    (28,245,657)                    (599,549)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                          48,609,898                   (2,773,276)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                               --                     (206,784)
    Class B shares                                                                               --                           --
    Institutional shares                                                                   (106,712)                          --
    Service shares                                                                               --                           --
In excess of net investment income
    Class A shares                                                                               --                           --
    Class B shares                                                                               --                       (5,064)
    Institutional shares                                                                         --                      (83,075)
    Service shares                                                                               --                           --
From net realized gain on investment, option and futures transactions
    Class A shares                                                                       (5,358,559)                          --
    Class B shares                                                                         (159,717)                          --
    Institutional shares                                                                   (689,171)                          --
    Service shares                                                                           (3,947)                          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                      (6,318,106)                    (294,923)
------------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       321,475,961                  144,448,826
Reinvestment of dividends and distributions                                               5,481,492                      221,279
Cost of shares repurchased                                                              (75,580,037)                 (67,451,011)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 251,377,416                   77,219,094
----------------------------------------------------------------------------------------------------------------------------------
Total increase
Net assets:                                                                             293,669,208                   74,150,895

Beginning of year                                                                       330,859,821                  205,538,709
===================================================================================================================================
End of year                                                                            $624,529,029                 $279,689,604
====================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income           $    (25,666)                $ (1,316,323)
===================================================================================================================================

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1996

--------------------------------------------------------------------------------

                                                                                     Goldman Sachs                 Goldman Sach
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ==============================================
From operations:
Net investment income (loss)                                                          $  1,083,645                $   1,518,160
Net realized gain (loss) on investment, option and futures transactions                  1,715,887                    4,687,943
Net realized gain on foreign currency related transactions                                      --                           --
Net change in unrealized gain on investments, options and futures                        3,518,420                   37,068,509
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                            --                           --
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     6,317,952                   43,274,612
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                                                (991,655)                  (1,610,216)
In excess of net investment income                                                              --                           --
From net realized gain on investment, option and futures transactions                     (962,754)                  (3,527,188)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                     (1,954,409)                  (5,137,404)
----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       41,736,040                  102,149,318
Reinvestment of dividends and distributions                                              1,802,563                    4,880,575
Cost of shares repurchased                                                              (4,483,707)                 (46,260,132)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 39,054,896                   60,769,761
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                               43,418,439                   98,906,969

Net assets:
Beginning of year                                                                        7,509,568                   94,967,509
==================================================================================================================================
End of year                                                                           $ 50,928,007                $ 193,874,478
==================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income          $    125,304                $      86,854
==================================================================================================================================
Summary of share transactions:
===================================================================================================================================
                                                                                         Class A       Class A      Institutional
                                                                                     -------------- --------------  --------------
Shares sold                                                                             2,578,356     2,479,285      3,220,915
Reinvestment of dividends and distributions                                               108,023       161,481         97,993
Shares repurchased                                                                       (271,753)   (2,578,247)       (30,492)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                           2,414,626        62,519      3,288,416
==================================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------------------
     Goldman Sachs             Goldman Sachs              Goldman Sachs             Goldman Sachs                Goldman Sachs
   Growth and Income          Capital Growth                Small Cap               International                 Asia Growth
         Fund                      Fund                    Equity Fund               Equity Fund                     Fund
=================================================================================================================================

    $  5,307,925               $    6,032,534             $   (1,717,759)           $     725,369                $   1,643,482
      18,815,320                  188,790,639                 (5,033,599)              (8,757,936)                  (5,766,395)
              --                           --                         --               21,213,851                      416,433
      58,081,439                   53,559,848                 30,594,034               69,834,990                   42,480,420
              --                           --                         --              (12,612,130)                  (1,710,833)
--------------------------------------------------------------------------------------------------------------------------------
      82,204,684                  248,383,021                 23,842,676               70,404,144                   37,063,107
---------------------------------------------------------------------------------------------------------------------------------

      (5,300,032)                  (6,289,354)                        --               (9,491,864)                  (1,787,451)
              --                          --                          --                       --                   (1,657,672)
     (11,998,907)                (139,713,660)                  (161,357)             (14,089,155)                          --
---------------------------------------------------------------------------------------------------------------------------------
     (17,298,939)                (146,003,014)                  (161,357)             (23,581,019)                  (3,445,123)
---------------------------------------------------------------------------------------------------------------------------------

     199,623,973                  144,529,476                 56,891,181               85,900,104                   88,560,430
      16,219,024                  131,979,456                    149,801               21,651,092                    2,951,847
     (37,764,413)                (359,937,680)              (195,215,538)             (98,600,969)                 (43,889,831)
---------------------------------------------------------------------------------------------------------------------------------
     178,078,584                  (83,428,748)              (138,174,556)               8,950,227                   47,622,446
---------------------------------------------------------------------------------------------------------------------------------
     242,984,329                   18,951,259               (114,493,237)              55,773,352                   81,240,430

     193,772,243                  862,104,805                319,487,210              275,086,469                  124,298,279
=================================================================================================================================
    $436,756,572               $  881,056,064             $  204,993,973            $ 330,859,821                $ 205,538,709
=================================================================================================================================
    $     56,087               $      607,360             $           --            $     227,683                $  (1,630,536)
=================================================================================================================================

      Class A                     Class A                    Class A                   Class A                      Class A
    -------------              ---------------            ---------------           --------------               --------------
      10,766,604                    9,130,715                  3,285,739                5,082,572                    5,830,049
         848,870                    9,145,811                      8,585                1,286,112                      197,978
      (2,027,335)                 (22,215,374)               (11,228,873)              (6,067,690)                  (2,898,305)
---------------------------------------------------------------------------------------------------------------------------------
       9,588,139                   (3,938,848)                (7,934,549)                 300,994                    3,129,722
=================================================================================================================================
--------------------------------------------------------------------   ----------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
January 31, 1997


--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Equity Portfolios, Inc. (the "Company") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Included in this report are the financial statements for the Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund"), collectively, "the Funds." The Select Equity, Growth and Income, International Equity and Asia Growth Funds offer four classes of shares - Class A, Class B, Institutional and Service. The Balanced, Capital Growth and Small Cap Equity Funds offer two classes of shares - Class A and Class B.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation
------------------------

Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
-------------------------------------------------

Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued, premium amortized and discount earned with the exception of the Balanced Fund which does not amortize premiums. In addition, it is the Funds' policy to accrue for estimated capital gains taxes on foreign securities held by the Funds subject to such taxes.

C.  Mortgage Dollar Rolls
-------------------------

The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

D.  Foreign Currency Translations
---------------------------------

The books and records of the Company are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

    Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

E.  Forward Foreign Currency Exchange Contracts
-----------------------------------------------

Certain of the Funds are authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The International Equity and Asia Growth Funds may enter into such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the funds' financial statements. The Funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F.  Short Securities Positions
------------------------------

The Funds (other than the Select Equity Fund) may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the fund's records and any difference between this market value and cash received is reported as unrealized gain or loss. Gains and losses are realized when a short

--------------------------------------------------------------------------------
position is closed out by delivering securities back to the broker.

At January 31, 1997, the Balanced Fund had the following covered short positions open:

-------------------------------------------------------------------------------
                                                Short Position

Issuer                                 Par Value              Market Value
---------------------------          ---------------       --------------------
FNMA TBA 15-Year                          $900,000                 $938,808
-------------------------------------------------------------------------------

G.  Federal Taxes
-----------------

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of their investment company taxable income and capital gains to their shareholders. Accordingly, no federal tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

    Asia Growth Fund had approximately $184,000, $5,487,000 and $9,825,000 at January 31, 1997 of capital loss carryforward expiring in 2002, 2003 and 2004 for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

H.  Deferred Organization Expenses
----------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

I.  Expenses
------------

Expenses incurred by the Company which do not specifically relate to an individual fund of the Company are allocated to the Funds based on each Fund's relative
--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
January 31, 1997


--------------------------------------------------------------------------------
average net assets for the period.

    Class A and Class B shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Each class of Shares separately bears their respective class-specific transfer agency fees. Service Shares separately bear a service fee.

J.  Option Accounting Principles
--------------------------------

When certain of the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the funds enter into a closing purchase transaction, the funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

    Upon the purchase of a call option or a protective put option by the Funds the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the funds will realize a loss in the amount of the cost of the option. If the funds enter into a closing sale transaction, the funds will realize a gain or loss, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the funds purchase upon exercise will be increased by the premium originally paid.

K.  Futures Contracts
---------------------

The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices or currency exchange rates or to seek to increase total return. The Select Equity Fund may enter into such transactions only with respect to the S&P 500 Index. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return (except with respect to transactions by the Balanced, Growth and Income, Select Equity, Capital Growth and Small Cap Equity Funds, in futures on foreign currencies) to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

    Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods approved by the Board of Directors of the Company.

    Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds'
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
hedging strategies and may also result in a loss to the Funds.

3.  Agreements

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser to the Balanced, Growth and Income, Small Cap Equity and International Equity Funds; Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, acts as investment adviser to the Select Equity and Capital Growth Funds; and Goldman Sachs Asset Management International ("GSAM International") acts as investment adviser to the Asia Growth Fund and subadviser to the International Equity Fund. Under the Investment Advisory and Subadvisory Agreements, GSAM, GSFM and GSAM International (the "Investment Advisors"), subject to the general supervision of the Company's Board of Directors, manage the Company's portfolios. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .50%, .55%, .75% and .25% of the average daily net assets of the Balanced, Growth and Income, Small Cap Equity and International Equity Funds, respectively. GSFM is entitled to a fee of .50% and .75% of the average daily net assets of the Select Equity and Capital Growth Funds, respectively. GSAM International is entitled to an advisory fee for the Asia Growth Fund and a subadvisory fee for the International Equity Fund of .75% and .50% of the average daily net assets for those funds, respectively.

    GSAM also acts as the Funds' administrator pursuant to Administration Agreements. Under these Administration Agreements, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreements, GSAM is entitled to a fee of .15% of the average daily net assets of the Balanced and Growth and Income Funds, and .25% of the average daily net assets of the Select Equity, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds.

    Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" for the Balanced, Select Equity, Growth and Income, International Equity and Asia Growth Funds (excluding advisory, administration, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions and extraordinary expenses and with the exception of the Balanced Fund, transfer agent fees) until further notice to the extent such expenses exceed .10%, .06%, .11%, .20% and
 .24% of the average daily net assets of the funds, respectively.

    Goldman Sachs serves as the Distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A salesload and Class B back-end salesload imposed and has advised the Company that it retained approximately $94,000, $380,000, $555,000, $323,000, $219,000,
$1,563,000 and $1,397,000 during the year ended January 31, 1997 for the Balanced, Select Equity, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

    The Company, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of a Fund's average daily net assets attributable to Class A and Class B shares, respectively.

    The Company, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the funds for a fee.

   For the year ended January 31, 1997, the Advisors, Administrator and Distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):
--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
January 31, 1997


--------------------------------------------------------------------------------

                        Waivers
                        -------                       Reimburse-
                        Admin-   Class A  Reimburse-     ment
     Fund      Adviser istrator   12b-1      ment     Outstanding
------------------------------------------------------------------
Balanced       $   --   $   --   $    153  $     320   $      88
Select Equity      170      282        69        105           3
Growth and
 Income            --       --      1,113         --          --
Capital
 Growth            --       --      2,171         --          --
Small Cap
 Equity            --       --        530         --          --
International
 Equity             50      464       171         145         --
Asia Growth        103      259       100          50         --

    The Investment Advisors, Administrator and Distributor may discontinue or modify such waivers and limitations in the future at their discretion.

At January 31, 1997, the amounts owed to affiliates were as follows(in thousands):

                                        Authorized
                       Admin-   Distri-   Dealer   Transfer
     Fund      Adviser istrator butor    Service    Agent   Total
--------------------------------------------------------------------
Balanced       $  33  $   10    $   2   $   15    $   38  $   98
Select Equity    143      49       56       57        84     389
Growth and
 Income          284      78       28      119       207     716
Capital
 Growth          568     190        2      190       210   1,160
Small Cap
 Equity          134      45        2       45       120     346
International
 Equity          391      78      105      116       143     833
Asia Growth      171      36       50       53        90     400

4.  Portfolio Securities Transactions

Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options) for the year ended January 31, 1997, were as follows:

                                                         Sales or
Fund                                 Purchases          Maturities
---------                          ---------------     -------------
Balanced                            $146,297,709       $123,056,708
Select Equity                        242,635,637        102,479,847
Growth and Income                    330,177,173        256,802,366
Capital Growth                       436,178,218        569,122,643
Small Cap Equity                     202,036,820        256,627,457
International Equity                 400,682,323        166,164,906
Asia Growth                          192,125,629        118,802,040

    Included in the above amounts were purchases and proceeds of sales or maturities of governmental securities for the Balanced Fund in the amounts of $99,727,748 and $91,845,598, respectively.

    For the year ended January 31, 1997, written put option transactions in the Balanced Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
  beginning of year                             0      $         0
Options written                                32            5,416
Options repurchased                           (32)          (5,416)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0      $         0
                                   ===============  ===============

    For the year ended January 31, 1997, written call option transactions in the Growth and Income Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
  beginning of year                             0       $        0
Options written                               438           73,608
Options repurchased                          (438)         (73,608)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0       $        0
                                   ===============  ===============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    For the year ended January 31, 1997, written put option transactions in the Small Cap Equity Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
   beginning of year                            0      $         0
Options written                             2,100          575,871
Options expired                                (9)          (2,026)
Options exercised                          (1,091)        (238,096)
Options repurchased                        (1,000)        (335,749)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0      $         0
                                   ===============  ===============

    Certain risks arise related to call and put options from the possible inability of counterparties to meet the terms of their contracts.

    At January 31, 1997, the Balanced Fund had the following outstanding forward foreign currency exchange contracts:

--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
    Sale Contracts      Settlement Date Current Value      Gain
--------------------------------------------------------------------
Australian Dollar
   expiring 3/14/97          $777,277       $770,585        $6,692
--------------------------------------------------------------------
Total Foreign
   Currency Sale
   Contracts                 $777,277       $770,585        $6,692
--------------------------------------------------------------------

    At January 31, 1997, the International Equity Fund had the following outstanding forward foreign currency exchange contracts:

--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
    Sale Contracts      Settlement Date Current Value  Gain (Loss)
--------------------------------------------------------------------
Swiss Franc
   expiring 4/28/97       $39,343,000    $39,665,062   $  (322,062)

Deutsche Mark
   expiring 2/27/97        22,305,725     22,183,180       122,545

Hong Kong Dollar
   expiring 8/8/97         38,565,981     38,530,005        35,976

Japanese Yen
   expiring 4/24/97       122,316,352    119,792,909     2,523,443
--------------------------------------------------------------------
Total Foreign Currency
   Sale Contracts        $222,531,058   $220,171,156    $2,359,902
--------------------------------------------------------------------
--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
  Purchase Contracts    Settlement Date Current Value  Gain (Loss)
--------------------------------------------------------------------
Hong Kong Dollar
   expiring 2/3/97            $35,454        $35,454            $--
--------------------------------------------------------------------
Total Foreign Currency
    Purchase Contracts        $35,454        $35,454            $--
--------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At January 31, 1997, the Balanced and International Equity Fund's had sufficient cash and securities to cover any commitments under these contracts.

    The Balanced and International Equity Funds have recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $6,692 and $0, and $2,684,757 and $3,434,535, respectively, in the accompanying Statements of Assets and Liabilities. Included in these amounts for the International Equity Fund are $2,793 and $3,112,473, respectively, related to forward contracts closed but not settled as of January 31, 1997.

    For the year ended January 31, 1997, Goldman Sachs earned approximately $5,000, $78,000, $304,000, $36,000, $11,000 and $66,000 of brokerage commissions from portfolio transactions executed on behalf of the Balanced, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

5.  Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.



--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

January 31, 1997


--------------------------------------------------------------------------------
6.  Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSAM or GSFM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At January 31, 1997, the Balanced, Select Equity, Growth and Income, Capital Growth and Small Cap Equity Funds had undivided interests in the repurchase agreements in the following joint account which equaled $9,200,000, $3,600,000, $26,800,000, $18,300,000 and $16,600,000,
respectively, in principal amount. At January 31, 1997, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

--------------------------------------------------------------------
Principal          Interest       Maturity                Amortized
Amount               Rate           Date                    Cost
--------------------------------------------------------------------
Bear Stearns Securities, Inc., dated 01/31/97, repurchase
   price $800,375,333 (GNMA: $26,604,837, 7.50%, 10/15/26;
   FNMA: $720,411,516, 5.50%-8.00%, 02/01/09-09/01/26;
   FHLMC: $77,372,676, 6.00%-8.00%, 04/01/98-07/01/26)
 $800,000,000        5.63%         02/03/97         $   800,000,000
Nomura Securities, Inc. dated 01/31/97, repurchase price
   $100,047,083 (GNMA: $102,007,864, 5.50%-10.25%
   01/15/20-01/20/27)
 100,000,000          5.65         02/03/97             100,000,000
Lehman Government Securities, dated 01/31/97, repurchase
   price $201,894,173 (U.S. Treasury Notes: $191,656,654,
   6.38%, 01/15/00-08/15/02; U.S. Treasury Stripped
   Securities: $14,095,535, 05/15/02-11/15/03)
 201,800,000         5.60          02/03/97             201,800,000

--------------------------------------------------------------------
 Total Joint Repurchase Agreement Account          $  1,101,800,000
--------------------------------------------------------------------

7.  Line of Credit Facility

The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Funds, except the Select Equity Fund, participate in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1997, the Funds did not have any borrowings under these facilities.

8.  Transactions With Affiliated Companies

A Fund is considered to be invested in an affiliated company if that Fund owns greater than five percent of the outstanding voting securities of such company. Transactions during the year ended January 31, 1997 which are considered to be affiliates of Small Cap Equity are as follows (dollar amounts in thousands):

                 Purchases  Sales      Realized   Dividend   Market
Affiliate Name    at Cost  Proceeds   Gain/(Loss)  Income    Value
--------------------------------------------------------------------
American Safety
Razor              $   --   $5,751     $  289     $  --      $  --
--------------------------------------------------------------------
Alpine Lace
Brands, Inc.        7,790       --         --        --      2,341
--------------------------------------------------------------------
APS Holding
Corp.              10,305      654        290        --      7,869
--------------------------------------------------------------------
J. Baker, Inc.      1,591    1,349     (1,090)       60      7,565
--------------------------------------------------------------------
Black Box, Inc.        --   23,013     14,149        --         --
--------------------------------------------------------------------
Brookstone, Inc.       --    2,722       (758)       --      5,939
--------------------------------------------------------------------
Congoleum Corp.        --    2,323       (102)       --      3,156
--------------------------------------------------------------------
Hollinger
International
Corp.                  --   10,903     (1,311)      112         --
--------------------------------------------------------------------
International Post
Ltd.                   --    2,215     (3,933)       --      1,729
--------------------------------------------------------------------
Morningstar
Group Inc.             --   12,216      6,346        --         --
--------------------------------------------------------------------
Mortons
Restaurant
Group, Inc.            --    4,106      1,625        --      6,439
--------------------------------------------------------------------
Opinion Research
Corp.                  --       --         --        --      2,022
--------------------------------------------------------------------
Pegasus
Communications
Corp.               3,697       --         --        --      3,224
--------------------------------------------------------------------
Platinum
Entertainment
Corp.               3,354       --         --        --      2,675
--------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  Other Matters

As of January 31, 1997, Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 14% of the outstanding shares of the Select Equity Fund.

10.  Certain Reclassifications

In accordance with Statement of Position 93-2, the Balanced, Select Equity, Growth and Income, International Equity and Asia Growth Funds have reclassified $13,068, $9,549, $18,764, $302,042 and $31,712, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Small Cap Equity Fund has reclassified $1,532,848 from accumulated net realized gains on investments to accumulated net investment loss and $18,742 from paid-in capital to accumulated net investment loss. The Select Equity Fund reclassified $40,540 from accumulated net realized gains on investments to distributions in excess of net investment income. The International Equity Fund and the Asia Growth Fund have reclassified $205,942 and $338,857 from accumulated net realized foreign currency loss to distributions in excess of net investment income, respectively. The Asia Growth Fund also reclassified $377,435 from accumulated net realized gains on investments to distributions in excess of net investment income. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds' capital accounts on a tax basis.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

January 31, 1997


--------------------------------------------------------------------------------

11.  Summary of Share Transactions

Share activity for the year ended January 31, 1997 is as follows:

                                    Balanced Fund           Select Equity Fund         Growth and Income Fund
------------------------------------------------------------------------------------------------------------------
                                     Shares       Dollars       Shares       Dollars       Shares       Dollars
                             -------------------------------------------------------------------------------------
Class A shares
Shares sold                       1,529,469   $27,172,279    3,862,697   $81,642,386     5,616,082  $121,074,992
Reinvestment of dividends
   and distributions                310,437     5,598,883      370,586     8,175,333     2,390,917   52,287,188
Shares repurchased                 (446,535)   (7,533,272)  (1,109,202)  (23,823,146)   (3,328,038) (72,163,062)
                             -------------------------------------------------------------------------------------
                                  1,393,371    25,237,890    3,124,081    65,994,573     4,678,961  101,199,118
                             -------------------------------------------------------------------------------------
Class B shares
Shares sold                         109,171     2,001,768      733,802    15,946,016       729,877   16,222,639
Reinvestment of dividends
   and distributions                  5,284        95,768       24,314       535,407        35,976      787,421
Shares repurchased                   (1,795)      (32,396)     (13,894)     (310,118)      (14,764)    (340,546)
                             -------------------------------------------------------------------------------------
                                    112,660     2,065,140      744,222    16,171,305       751,089   16,669,514
                             -------------------------------------------------------------------------------------
Institutional shares
Shares sold                              --            --    3,151,881    66,277,175         8,228      186,173
Reinvestment of dividends
   and distributions                     --            --      275,197     6,102,331            92        2,020
Shares repurchased                       --            --     (363,536)   (7,991,198)           --           --
                             -------------------------------------------------------------------------------------
                                         --            --    3,063,542    64,388,308         8,321      188,193
                             -------------------------------------------------------------------------------------
Service shares
Shares sold                              --            --      154,590     3,344,141       134,652    2,879,042
Reinvestment of dividends
   and distributions                     --            --        4,126        91,166        12,587      276,180
Shares repurchased                       --            --       (1,252)      (28,032)      (10,262)    (227,331)
                             -------------------------------------------------------------------------------------
                                         --            --      157,464     3,407,275       136,977    2,927,891
                             -------------------------------------------------------------------------------------

Net increase (decrease)  in
   shares                         1,506,031   $27,303,030    7,089,309  $149,961,461     5,575,348  $120,984,716
                             =====================================================================================
                              Capital Growth Fund
-------------------------------------------------------
                                  Shares       Dollars
                             --------------------------
Class A shares
Shares sold                     4,677,047  $73,029,007
Reinvestment of dividends
   and distributions            5,870,272   89,898,521
Shares repurchased            (14,635,348) (229,277,58)
                             ----------------------------
                               (4,088,029) (66,350,058)
                             ----------------------------
Class B shares
Shares sold                       188,331    2,979,890
Reinvestment of dividends
   and distributions               12,408      190,353
Shares repurchased                 (7,499)    (122,231)
                             ----------------------------
                                  193,240    3,048,012
                             ----------------------------
Institutional shares
Shares sold                            --           --
Reinvestment of dividends
   and distributions                   --           --
Shares repurchased                     --           --
                             ----------------------------

                             ----------------------------
Service shares
Shares sold                            --           --
Reinvestment of dividends
   and distributions                   --           --
Shares repurchased                     --           --
                             ----------------------------
                                       --           --
                             ----------------------------

Net increase (decrease) in
   shares                      (3,894,789) $(63,302,046)
                             ============================


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              Small Cap Equity Fund    International Equity Fund        Asia Growth Fund
----------------------------------------------------------------------------------------------------------------
                                 Shares       Dollars        Shares      Dollars        Shares       Dollars
                            ------------------------------------------------------------------------------------
Class A shares
Shares sold                   2,508,268   $52,353,524    12,103,239  $230,847,197     7,588,351  $124,281,405
Reinvestment of dividends
   and distributions             475,255    9,732,097       241,377     4,749,851        11,669       184,607
Shares repurchased            (4,697,902) (94,933,279)   (3,820,157)  (72,226,935)   (3,945,614) (63,723,269)
                            ------------------------------------------------------------------------------------
                              (1,714,379) (32,847,658)    8,524,459   163,370,113     3,654,406    60,742,743
                            ------------------------------------------------------------------------------------
Class B shares
Shares sold                      173,849    3,765,689     1,000,064    19,327,085       210,879     3,433,876
Reinvestment of dividends
   and distributions               7,086      144,474         7,924       155,475           279         4,391
Shares repurchased                (4,391)     (91,616)      (10,181)     (198,263)       (4,771)      (76,391)
                            ------------------------------------------------------------------------------------
                                 176,544    3,818,547       997,807    19,284,297       206,387     3,361,876
                            ------------------------------------------------------------------------------------
Institutional shares
Shares sold                           --           --     3,657,119    70,627,799     1,041,822    16,733,545
Reinvestment of dividends
   and distributions                  --           --        28,973       572,219         2,040        32,281
Shares repurchased                    --           --      (161,923)   (3,153,741)     (228,363)   (3,651,351)
                            ------------------------------------------------------------------------------------
                                      --           --     3,524,169    68,046,277       815,499    13,114,475
                            ------------------------------------------------------------------------------------
Service shares
Shares sold                           --           --        34,686       673,880            --            --
Reinvestment of dividends
   and distributions                  --           --           200         3,947            --            --
Shares repurchased                    --           --           (56)       (1,098)           --            --
                            ------------------------------------------------------------------------------------
                                      --           --        34,830       676,729            --            --
                            ------------------------------------------------------------------------------------

Net increase (decrease) in
   shares                    (1,537,835)  $(29,029,111)  13,081,265  $251,377,416     4,676,292  $77,219,094
                           =====================================================================================

    Share activity for the year ended January 31, 1996 is as follows:

                                     Select Equity Fund
-------------------------------------------------------------
                                      Shares         Dollars
                                ------------- ---------------
Class A shares
Shares sold                        2,479,285     $44,569,920
Reinvestment of dividends and        161,481
   distributions                                   3,032,597
Shares repurchased                (2,578,247)    (45,692,944)
                                ------------- ---------------
                                      62,519       1,909,573
                                ------------- ---------------
Institutional shares
Shares sold                        3,220,915       57,579,398
Reinvestment of dividends and
   distributions                      97,993        1,847,978
Shares repurchased                   (30,492)        (567,188)
                                ------------- ----------------
                                   3,288,416      $58,860,188
                                ------------- ----------------
Net increase                       3,350,935      $60,769,761
                                ============= ================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

------------------------------------------------------------------------------------------------------------------------------
                                                          Income (loss) from                    Distributions to
                                                       investment operations/h/                   shareholders
                                                   -------------------------------  ------------------------------------------
                                                                    Net realized                     From
                                                                   and unrealized                net realized
                                      Net asset                    gain (loss) on     From          gain on      In excess
                                        value,          Net         investments,       net        investment       of net
                                      beginning      investment     options and     investment    and futures    investment
                                      of period        income         futures         income     transactions      income
                                     -----------------------------------------------------------------------------------------
                                                                             BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................    $17.31         $0.66           $2.47         $(0.66)       $(1.00)           --
1997 - Class B Shares/b/.............     17.46          0.42            2.34          (0.42)        (1.00)          (0.07)
1996 - Class A Shares................     14.22          0.51            3.43          (0.50)        (0.35)           --

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/d/.............     14.18          0.10            0.02          (0.08)       --                --
                                                      Net asset
                                      Net increase      value,                      Portfolio        Average
                                         in net         end of        Total          turnover       commission
                                       asset value      period      return/a/          rate          rate/g/
                                     ---------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................     $1.47         $18.78         18.59%         208.11/f/      $.0587
1997 - Class B Shares(b).............      1.27          18.73         16.22/c/       208.11/f/       .0587
1996 - Class A Shares................      3.09          17.31         28.10          197.10/f/         --

For the Period Ended January 31,
-------------------------------------
1995 - Class A Shares/d/.............      0.04          14.22          0.87/c/       14.71/c/          --
                                                                                               Ratio assuming no
                                                                                            voluntary waiver of fees
                                                                                             or expense limitations
                                                                                         -------------------------------
                                            Net            Ratio of       Ratio of net                    Ratio of net
                                         assets at           net           investment       Ratio of       investment
                                           end of        expenses to       income to      expenses to     income (loss)
                                           period        average net      average net       average        to average
                                         (in 000s)          assets           assets        net assets      net assets
                                     -----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................      $81,410          1.00%           3.76%            1.77%            2.99%
1997 - Class B Shares/b/.............        2,110          1.75/e/         2.59/e/          2.27/e/          2.07/e/
1996 - Class A Shares................       50,928          1.00            3.65             1.90             2.75

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/d/.............        7,510         1.00/e/         3.39/e/           8.29/e/         (3.90)/e/

--------------------------
/a/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/b/ For the period from May 1, 1996 (commencement of operations) to January 31, 1997.
/c/  Not annualized.
/d/ For the period from October 12, 1994 (commencement of operations) to January 31, 1995.
/e/  Annualized.
/f/  Includes the effect of mortgage dollar roll transactions.
/g/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/h/  Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
(The accompanying notes are an integral part of these financial statements.)

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

----------------------------------------------------------------------------------------------------------------------------

                                                               Income (loss) from                 Distributions to
                                                           investment operations/(h)/               shareholders
                                                           ==========================   ====================================
                                                                        Net realized                  From
                                                                      and unrealized              net realized
                                                 Net asset             gain (loss) on    From        gain on      In excess
                                                  value,      Net       investments,     net        investment     of net
                                                beginning  investment   options and   investment    and futures   investment
                                                 of period   income       futures       income     transactions    income
                                                 ============================================================================
                                                                                  SELECT EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares ........................      19.66     $0.16        $4.46        $(0.16)        $(0.80)         --
1997 - Class B Shares/(f)/....................      20.44      0.04         3.70         (0.04)         (0.80)       (0.16)
1997 - Institutional Shares ..................      19.71      0.30         4.51         (0.28)         (0.80)         --
1997 - Service Shares/(f)/....................      21.02      0.13         3.15         (0.13)         (0.80)       (0.10)
1996 - Class A Shares ........................      14.61      0.19         5.43         (0.16)         (0.41)         --
1996 - Institutional Shares/(d)/..............      16.97      0.16         3.23         (0.24)         (0.41)         --
1995 - Class A Shares ........................      15.93      0.20        (0.38)        (0.20)         (0.94)         --
1994 - Class A Shares ........................      15.46      0.17         2.08         (0.17)         (1.61)         --
1993 - Class A Shares ........................      15.05      0.22         0.41         (0.22)            --          --

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/....................      14.17      0.11         0.88         (0.11)            --          --

------------------------------------------------------------------------------------------------------------

                                         Net        Net                                               Net
                                       increase    asset                                             assets
                                      (decrease)   value,                Portfolio     Average       end of
                                        in net     end of    Total        turnover    commission     period
                                      asset value  period   return/(a)/     rate       rate/(g)/    (in 000s)
                                      ======================================================================
                                                               SELECT EQUITY FUND
------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===============================
1997 - Class A Shares ..............     $3.66     $23.32      23.75%         37.28%    $.0417       $225,968
1997 - Class B Shares/(f)/..........      2.74      23.18      18.59/(b)/     37.28      .0417         17,258
1997 - Institutional Shares ........      3.73      23.44      24.63          37.28      .0417        148,942
1997 - Service Shares/(f)/..........      2.25      23.27      15.92/(b)/     37.28      .0417          3,666
1996 - Class A Shares ..............      5.05      19.66      38.63          39.35        --         129,045
1996 - Institutional Shares/(d)/....      2.74      19.71      20.14/(b)/     39.35/(b)/   --          64,829
1995 - Class A Shares ..............     (1.32)     14.61      (1.10)         56.18        --          94,968
1994 - Class A Shares ..............      0.47      15.93      15.12          87.73        --          92,769
1993 - Class A Shares ..............      0.41      15.46       4.30         144.93        --         117,757

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/............    0.88      15.05       7.01/(b)/    135.02(c)     --         151,142

                                                                              Ratios assuming no
                                                                            voluntary waiver of fees
                                                                             or expense limitations
                                                                            -------------------------
                                                    Ratio of   Ratio of net              Ratio of net
                                                      net       investment   Ratio of     investment
                                                    expenses    income to   expenses to    income
                                                   to average  average net   average      to average
                                                     assets      assets     net assets    net assets
                                                   ==================================================
                                                                   SELECT EQUITY FUND
-----------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares ........................      1.29%       0.91%        1.53%         0.67%
1997 - Class B Shares/(f)/....................      1.83/(c)/   0.06/(c)/    2.00/(c)/    (0.11)/(c)/
1997 - Institutional Shares ..................      0.65        1.52         0.85          1.32
1997 - Service Shares/(f)/....................      1.15/(c)/   0.69/(c)/    1.35/(c)/     0.49/(c)/
1996 - Class A Shares ........................      1.25        1.01         1.55          0.71
1996 - Institutional Shares/(d)/..............      0.65/(c)/   1.49/(c)/    0.96/(c)/     1.18/(c)/
1995 - Class A Shares ........................      1.38        1.33         1.63          1.08
1994 - Class A Shares ........................      1.42        0.92         1.67          0.67
1993 - Class A Shares ........................      1.28        1.30         1.53          1.05

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/....................      1.57/(c)/   1.24/(c)/    1.82/(c)/     0.99/(c)/

--------------
/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from June 15, 1995 (commencement of operations) to January
     31, 1996.
/(e)/ For the period from May 24, 1991 (commencement of operations) to January
     31, 1992.
/(f)/ For the period from May 1 and June 7, 1996 (commencement of operations) to
     January 31, 1997 for Class B and Service shares, respectively.
/(g)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(h)/ Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                                                  Income (loss) from
                                                      investment
                                                    operations/(h)/         Distributions to shareholders
                                                ======================  =====================================
                                                               Net
                                                            realized
                                                              and                     From net
                                         Net                unrealized                realized
                                        asset              gain(loss)                   gain          In                       Net
                                       value,                  on                        on         excess                  Increase
                                      beginning    Net     investments   From net    investment     of net     Additional    in net
                                         of     investment    and       investment   and option    investment    paid-in     asset
                                       period    income     options       income    transactions    income       capital     value
                                     ===============================================================================================

                                                                         GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............    $19.98     $0.35      $5.18       $(0.35)       $(1.97)     $ (0.01)      $  --      $3.20
1997 - Class B Shares/(f)/ ........     20.82      0.17       4.31        (0.17)        (1.97)       (0.06)         --       2.28
1997 - Institutional Shares/(f)/ ..     21.25      0.29       3.96        (0.30)        (1.97)       (0.04)         --       1.94
1997 - Service Shares/(f)/ ........     20.71      0.28       4.50        (0.28)        (1.97)       (0.07)         --       2.46
1996 - Class A Shares .............     15.80      0.33       4.75        (0.30)        (0.60)         --           --       4.18
1995 - Class A Shares .............     15.79      0.20/(b)/  0.30/(b)/   (0.20)        (0.33)       (0.07)       0.11/(b)/  0.01
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........     14.18      0.15       1.68        (0.15)        (0.06)       (0.01)         --       1.61


                                                                                                 Ratio of      Ratio of
                                                                                      Net          net           net
                                        Net                                          assets      expenses     investment
                                       asset                                           at          to         income to
                                       value     Total     Portfolio    Average      end of      average       average
                                      end of     return    turnover    commission    period        net           net
                                      period     /(a)/       rate       rate/(g)/   (in 000s)     assets       assets
                                     ===================================================================================
                                                                   GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............    $23.18     28.42%     53.03%      $.0586      $615,103     1.22%        1.60%
1997 - Class B Shares/(f)/ ........     23.10     22.23/(d)/ 53.03        .0586        17,346     1.93/(e)/    0.15/(e)/
1997 - Institutional Shares/(f)/ ..     23.19     20.77/(d)/ 53.03        .0586           193     0.82/(e)/    1.36/(e)/
1997 - Service Shares/(f)/ ........     23.17     23.87/(d)/ 53.03        .0586         3,174     1.32/(e)/    0.94/(e)/
1996 - Class A Shares .............     19.98     32.45      57.93        --          436,757     1.20         1.67
1995 - Class A Shares .............     15.80      3.97      71.80        --          193,772     1.25         1.28
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........     15.79     13.08/(d)/102.23/(d)/   --           41,528     1.25/(e)/    1.23/(e)/



                                                   Ratios assuming no
                                                voluntary waiver of fees
                                                 or expense limitations
                                            =================================
                                                                 Ratio of
                                              Ratio of         net investment
                                              expenses          income (loss)
                                             to average          to average
                                             net assets          net assets
                                            =================================
                                                 GROWTH AND INCOME FUND
-----------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............            1.43%                1.39%
1997 - Class B Shares/(f/) ........            1.93/(e)/            0.15/(e)/
1997 - Institutional Shares/(f)/ ..            0.82/(e)/            1.36/(e)/
1997 - Service Shares/(f)/ ........            1.32/(e)/            0.94/(e)/
1996 - Class A Shares .............            1.45                 1.42
1995 - Class A Shares .............            1.58                 0.95
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........            3.24/(e)/           (0.76)/(e)/

----------------------------------
/(a)/Assumes investment at the net asset v alue at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/Calculated based on the average shares outstanding methodology.
/(c)/For the period from February 5, 1993 (commencement of operations) to
     January 31, 1994.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For the period from March 6, May 1 and June 3, 1996 (commencement of operations) to January 31, 1997 for Service, Class B and Institutional shares, respectively.
/(g)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(h)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Income (loss) from
                                                           investment operations/(g)/         Distributions to shareholders
                                                         ===========================  =============================================
                                                                       Net realized
                                                                      and unrealized                   From net
                                              Net asset               gain (loss) on                 realized gain     In excess
                                               value,        Net       investments,    From net     on investments,      of net
                                              beginning   investment   options and    investment        options        investment
                                              of period     income       futures        income        and futures        income
                                            =======================================================================================
                                                                                 CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................       $14.91        $0.10        $3.56         $ (0.10)       $ (1.72)         $(0.02)
1997 - Class B Shares(b).................        15.67         0.01         2.81           (0.01)         (1.72)          (0.09)
1996 - Class A Shares....................        13.67         0.12         3.93           (0.12)         (2.69)             --
1995 - Class A Shares....................        15.96         0.03        (0.69)          (0.01)         (1.62)             --
1994 - Class A Shares....................        14.64         0.02         2.40           (0.01)         (1.07)          (0.02)
1993 - Class A Shares....................        13.65         0.06         2.28           (0.07)         (1.28)             --
1992 - Class A Shares....................        11.10         0.28         2.90           (0.31)         (0.32)             --

For the Period Ended January 31,
================================
1991 - Class A Shares/(c)/...............        11.34         0.34        (0.27)          (0.31)            --              --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Net
                                             Net increase     Net asset                                               assets at
                                              (decrease)        value,                  Portfolio       Average         end of
                                                in net          end of        Total     turnover       commission       period
                                              asset value       period      return/(a)/   rate          rate/(f)/     (in 000s)
                                            =======================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................      $1.82            $16.73        25.97%       52.92%        $.0563           $920,646
1997 - Class B Shares(b).................       1.00             16.67        19.39/(d)/   52.92          .0563              3,221
1996 - Class A Shares....................       1.24             14.91        30.45        63.90           --              881,056
1995 - Class A Shares....................      (2.29)            13.67        (4.38)       38.36           --              862,105
1994 - Class A Shares....................       1.32             15.96        16.89        36.12           --              833,682
1993 - Class A Shares....................       0.99             14.64        18.01        58.93           --              665,976
1992 - Class A Shares....................       2.55             13.65        29.31        48.93           --              500,307

For the Period Ended January 31,
================================
1991 - Class A Shares(c).................      (0.24)            11.10         0.84/(d)/   35.63/(d)/      --              437,533
-------------------------------------------------------------------------------------------------------------
                                                                                        Ratios assuming no
                                                                                     voluntary waiver of fees
                                                                                   =============================

                                               Ratio of        Ratio of net                     Ratio of net
                                                  net           investment        Ratio of       investment
                                              expenses to    income (loss) to   expenses to    income (loss)
                                              average net        average          average        to average
                                                assets          net assets       net assets      net assets
                                            ====================================================================

----------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................        1.40%           0.62%           1.65%            0.37%
1997 - Class B Shares/(b)/.................      2.15/(e)/      (0.39)/(e)/      2.15/(e)/       (0.39)/(e)/
1996 - Class A Shares....................        1.36            0.65            1.61             0.40
1995 - Class A Shares....................        1.38            0.16            1.63            (0.09)
1994 - Class A Shares....................        1.38            0.13            1.63            (0.12)
1993 - Class A Shares....................        1.41            0.42            1.66             0.17
1992 - Class A Shares....................        1.53            2.09            1.78             1.84

For the Period Ended January 31,
--------------------------------
1991 - Class A Shares/(c)/...............        1.27/(d)/       3.24/(d)/       1.47/(d)/        3.04/(d)/

--------------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to
     January 31, 1997.
/(c)/For the period from April 20, 1990 (commencement of operations) to January
     31, 1991.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period



--------------------------------------------------------------------------------


                                                   Income (loss) from                     Distributions to
                                                investment  operations/(g)/                  shareholders
                                                ===========================   =======================================
                                                                                            From          In excess
                                                                                             net              of
                                                             Net realized                  realized        realized        Net
                                                            and unrealized                 gain on         gains on      increase
                                     Net asset      Net     gain (loss) on     From       investment,     investment    (decrease)
                                       value,    investment  investments,       net       option and      option and      in net
                                     beginning     income    options and     investment    futures         futures        asset
                                     of period     (loss)      futures         income    transactions    transactions     value
                                     ==============================================================================================

                                                      SMALL CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===================================
1997 - Class A Shares .............  $17.29        $(0.21)      $4.92        $   -        $(1.09)        $   -            $3.62
1997 - Class B Shares/(b)/.........   20.79         (0.11)       1.21            -         (1.09)            -             0.01
1996 - Class A Shares .............   16.14         (0.23)       1.39            -         (0.01)            -             1.15
1995 - Class A Shares .............   20.67         (0.07)      (3.53)           -         (0.69)          (0.24)         (4.53)
1994 - Class A Shares .............   16.68         (0.04)       5.03            -         (1.00)            -             3.99

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........   14.18          0.03        2.50          (0.03)        -               -             2.50

----------------------------------------------------------------------------------------------------
                                   Net asset                                           Net assets
                                     value,                   Portfolio    Average      at end of
                                     end of      Total        turnover    commission     period
                                     period    return/(a)/      rate       rate/(f)/    (in 000s)
                                   ================================================================

                                                        SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===================================
1997 - Class A Shares .............  $20.91     27.28%          99.46%       $.0461       $212,061

1997 - Class B Shares/(b)/.........   20.80     5.39/(d)/       99.46         .0461          3,674
1996 - Class A Shares .............   17.29     7.20            57.58           -          204,994
1995 - Class A Shares .............   16.14   (17.53)           43.67           -          319,487
1994 - Class A Shares .............   20.67    30.13            56.81           -          261,074

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........   16.68    17.86/(d)/        7.12/( e)/     -           59,339

---------------------------------------------------------------------------------------------
                                                                      Ratios assuming no
                                                                   voluntary waiver of fees
                                                    Ratio of      ===========================
                                      Ratio of        net                        Ratio of
                                         net       investment      Ratio of         net
                                       expenses      income        expenses      investment
                                      to average     (loss) to    to average      loss to
                                         net       average net       net        average net
                                       assets        assets         assets        assets
                                      =======================================================

                                                    SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------
For the Year Ended January 31,
===================================
1997 - Class A Shares .............     1.60%         (0.72)%        1.85%        (0.97)%
1997 - Class B Shares/(b)/.........     2.35/(e)/     (1.63)/(e)/    2.35/(e)/    (1.63)/(e)/
1996 - Class A Shares .............     1.41          (0.59)         1.66         (0.84)
1995 - Class A Shares .............     1.53          (0.53)         1.78         (0.78)
1994 - Class A Shares .............     1.60          (0.45)         1.85         (0.70)

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........     1.65/(e)/      0.62/(e)/     2.70/(e)/    (0.43)/(e)/

------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to January 31,
     1997.
/(c)/For the period from October 22, 1992 (commencement of operations) to
     January 31, 1993.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                                                                Income (loss) from                           Distributions
                                                             investment operations/(g)/                     to shareholders
                                                  ================================================= ==============================
                                                                        Net          Net realized                       From net
                                                                     realized       and unrealized                      realized
                                                                  and unrealized      gain (loss)                        gain on
                                      Net asset                   gain (loss) on      on foreign       From            investment,
                                       value,          Net         investments,        currency         net            option and
                                      beginning    investment         options          related      investment           futures
                                      of period   income (loss)     and futures      transactions     income          transactions
                                      ============================================================================================
                                                                       INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
=====================================
1997 - Class A Shares...............    $17.20        $0.10             $3.51            $(1.28)        $  --             $(0.21)
1997 - Class B Shares/(e)/..........     18.91        (0.06)             0.94             (0.34)           --              (0.21)
1997 - Institutional Shares/(e)/....     17.45         0.04              3.39             (1.24)         (0.03)            (0.21)
1997 - Service Shares/(e)/..........     17.70        (0.02)             2.95             (1.08)           --              (0.21)
1996 - Class A Shares ..............     14.52         0.13              2.58              1.42          (0.58)            (0.87)
1995 - Class A Shares...............     18.10         0.06             (3.04)            (0.01)           --              (0.59)
1994 - Class A Shares...............     14.35         0.05              4.08             (0.38)           --                --

For the Period Ended January 31,
=====================================
1993 - Class A Shares/(b)/..........     14.18        (0.01)             0.29             (0.11)           --                --

---------------------------------------------------------------------------------------------------------------------------
                                              Net
                                           increase      Net asset
                                          (decrease)      value,                   Portfolio    Average    Net assets at
                                         in net asset     end of         Total     turnover   commission   end of period
                                             value        period      return/(a)/    rate       rate/(f)/    (in 000s)
                                         ==================================================================================

---------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
========================================
1997 - Class A Shares...................  $  2.12         $19.32       13.48%        38.01%       $.0318       $536,283
1997 - Class B Shares/(e)/..............     0.33          19.24        2.83/(c)/    38.01         .0318         19,198
1997 - Institutional Shares/(e)/........     1.95          19.40       12.53/(c)/    38.01         .0318         68,374
1997 - Service Shares/(e)/..............     1.64          19.34       10.42/(c)/    38.01         .0318            674
1996 - Class A Shares ..................     2.68          17.20       28.68         68.48          --          330,860
1995 - Class A Shares...................    (3.58)         14.52      (16.65)        84.54          --          275,086
1994 - Class A Shares...................     3.75          18.10       26.13         60.04          --          269,091

For the Period Ended January 31,
========================================
1993 - Class A Shares/(b)/..............     0.17          14.35        1.23/(c)/     0.00          --           66,063

-----------------------------------------------------------------------------------------------------
                                                                            Ratios assuming no
                                                                       voluntary waiver of fees or
                                                                           expense limitations
                                                                      ===============================

                                                         Ratio of net                   Ratio of
                                            Ratio of      investment                 net investment
                                              net           income       Ratio of        income
                                          expenses to     (loss) to      expenses        (loss)
                                          average net    average net    to average     to average
                                             assets         assets      net assets     net assets
                                        =============================================================

-----------------------------------------------------------------------------------------------------
For the Year Ended January 31,
========================================
1997 - Class A Shares...................     1.69%        (0.07)%          1.88%         (0.26)%
1997 - Class B Shares/(e)/..............     2.23/(d)/    (0.97)/(d)/      2.38/(d)/     (1.12)/(d)/
1997 - Institutional Shares/(e)/........     1.10/(d)/     0.43/(d)/       1.25/(d)/      0.28/(d)/
1997 - Service Shares/(e)/..............     1.60/(d)/    (0.40)/(d)/      1.75/(d)/     (0.55)/(d)/
1996 - Class A Shares ..................     1.52          0.26            1.77           0.01
1995 - Class A Shares...................     1.73          0.40            1.98           0.15
1994 - Class A Shares...................     1.76          0.51            2.01           0.26

For the Period Ended January 31,
========================================
1993 - Class A Shares/(b)/..............     1.80/(d)/    (0.42)/(d)/      2.58/(d)/     (1.20)/(d)/

--------------------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from December 1, 1992 (commencement of operations) to
     January 31, 1993.
/(c)/Not annualized.
/(d)/Annualized.
/(e)/For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional, Service and Class B shares, respectively.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

----------------------------------------------------------------------------------------------------------------------------------
                                                                    Income (loss)                        Distributions to
                                                            from investment operations /(g)/               shareholders
                                                      --------------------------------------------- ------------------------------
                                                                                           Net
                                                                                      realized and
                                                                                       unrealized
                                              Net                        Net             gain on
                                             asset         Net       realized and        foreign
                                            value,     investment     unrealized        currency     From net        In excess
                                           beginning     income     gain(loss) on        related    investment   of net investment
                                           of period     (loss)      investments      transactions    income           income
                                          ----------------------------------------------------------------------------------------

                                                                           ASIA GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares.....................   $16.49       $ 0.06         $(0.11)         $(0.12)        $(0.01)      $ --
1997 - Class B Shares/(e)/................    17.31        (0.05)         (0.48)          (0.51)          --          (0.03)
1997 - Institutional Shares/(e)/..........    16.61         0.04          (0.11)          (0.11)         (0.04)       (0.06)
1996 - Class A Shares.....................    13.31         0.17           3.44           (0.12)         (0.17)       (0.14)

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/(b)/................    14.18         0.11          (0.89)           0.01          (0.10)        --


------------------------------------------------------------------------------------------------------------------------------
                                             Net
                                           increase       Net
                                          (decrease)     asset
                                            in net       value,                  Portfolio      Average      Net assets at
                                            asset        end of       Total      turnover      commission    end of period
                                            value        period    return/(a)/     rate         rate/(f)/        (000s)
                                          ------------------------------------------------------------------------------------

                                                                           ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares.....................  $(0.18)      $16.31     (1.01)%        48.40%       $.0151           $263,014
1997 - Class B Shares/(e)/................   (1.07)       16.24     (6.02)/(c)/    48.40         .0151              3,354
1997 - Institutional Shares/(e)/..........   (0.28)       16.33     (1.09)/(c)/    48.40         .0151             13,322
1996 - Class A Shares.....................    3.18        16.49     26.49          88.80          --              205,539

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/(b)/................   (0.87)       13.31     (5.46)/(c)/    36.08/(c)/     --              124,298


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Ratios assuming no
                                                                                                       voluntary waiver of fees
                                                                                                         or expense limitations
                                                                                                      ------------------------------
                                                                             Ratio          Ratio                       Ratio
                                                                            of net          of net      Ratio of        of net
                                                                          expenses to     investment    expenses      investment
                                                        Net assets at       average      income(loss)  to average    income(loss)
                                                        end of period         net         to average       net        to average
                                                            (000s)          assets        net assets     assets       net assets
                                                     -------------------------------------------------------------------------------

                                                         ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares................................       $263,014         1.67%          0.20%          1.87%          0.00%
1997 - Class B Shares/(e)/...........................          3,354         2.21/(d)/     (0.56)/(d)/     2.37/(d)/     (0.72)/(d)/
1997 - Institutional Shares/(e)/.....................         13,322         1.10/(d)/      0.54/(d)/      1.26/(d)/      0.38/(d)/
1996 - Class A Shares................................        205,539         1.77           1.05           2.02           0.80

For the Period Ended January 31,
--------------------------------

1995 - Class A Shares/(b)/...........................        124,298         1.90/(d)/      1.83/(d)/      2.38/(d)/      1.35/(d)/

--------------------------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 2 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g)  Includes the balancing effect of calculating per share amounts.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Goldman Sachs Equity Portfolios, Inc.:

   We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Equity Portfolios, Inc. (a Maryland Corporation), comprising the Balanced Fund, Select Equity Fund, Growth and Income Fund, Capital Growth Fund, Small Cap Equity Fund, International Equity Fund and Asia Growth Fund, including the statements of investments, as of January 31, 1997 and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Equity Portfolios, Inc. as of January 31, 1997 the results of their operations and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 15, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



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                     [This Page Intentionally Left Blank]









--------------------------------------  ----------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Equity Portfolios, Inc. Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

Goldman Sachs
One New York Plaza
New York, NY 10004

Directors
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

The Goldman Sachs
Equity Portfolios

-------------------

Annual Report
January 31, 1997

Goldman Sachs Balanced Fund
Goldman Sachs Select Equity Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Small Cap Equity Fund
Goldman Sachs International Equity Fund
Goldman Sachs Asia Growth Fund

[LOGO OF GOLDMAN SACHS APPEARS HERE]

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

  We are pleased to have the opportunity to discuss the performance and holdings of the Goldman Sachs Mid-Cap Equity Fund for the 12 months ended January 31, 1997. The U.S. equity market rewarded investors with excellent returns once again in 1996, with the Goldman Sachs Mid-Cap Equity Fund outperforming its benchmark by a wide margin during the period under review. To help put the fund's performance in perspective, we will also provide a brief overview of the economic and investment environment.

OBJECTIVE AND INVESTMENT APPROACH

  The Goldman Sachs Mid-Cap Equity Fund seeks long-term capital growth primarily by investing at least 65% of its total assets in equities with market capitalizations of between $500 million and $7 billion at the time of investment. However, the fund currently intends to emphasize investments in companies with market capitalizations of under $5 billion at the time of investment. The fund is managed with a value style, which means we focus on companies whose stocks we believe are inexpensive relative to their expected long-term earnings growth and their asset value. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach. Though we are not sector investors, we closely monitor the fund's sector and industry exposures compared with the benchmark in an effort to avoid unintentional over- or underweightings.

MID-CAPS PERFORMED WELL, BUT LAGGED LARGE-CAPS

  The U.S. stock market surged to record levels during the period under review, rising an impressive 26.3% (as measured by the Standard & Poor's 500 stock index). After a run-up from January through mid-February, market volatility notably increased, as investor sentiment vacillated between two contradictory concerns. With some economic news, investors feared that the economy was growing too quickly, making higher inflation a possibility, while other news caused them to worry that the economy was slowing, putting earnings at risk. In May, investors briefly overcame their fears and sent the market higher, but their concerns quickly reemerged and caused the market to settle into another choppy trading range that culminated in a sharp sell-off in July. However, stock prices rebounded throughout the second half of the period, as investors became more confident that the environment of low inflation, moderate economic growth and healthy corporate earnings would persist. Though small-cap stocks led the market during the first half of the year, the post-July rally was dominated by a handful of large-cap, growth companies.

  During the period, the mid-cap sector of the stock market recorded a total return of 20.9% (as measured by the Russell Midcap index), lagging its larger peers but slightly outperforming small-cap stocks, which rose 19.0% (as measured by the Russell 2000 index). The divergence between the performance of the different stock capitalizations was primarily a reflection of investors "flight to quality" in the uncertain market, with investors favoring large-cap growth companies that were highly liquid.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

ECONOMIC GROWTH REBOUNDED AFTER A WEAK START, THEN MODERATED

  When the period began, lackluster consumer spending, harsh winter weather and the General Motors strike restrained economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated even more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

  The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP slowing to 2.1%, largely due to lackluster consumer spending and a widening U.S. trade deficit. This slowdown proved to be temporary, however, as a wide range of economic reports pointed toward renewed strength from October through December. Fourth-quarter real GDP growth was revised to 3.9% (annualized), reflecting a narrowing trade deficit, rising consumer spending and accelerating manufacturing activity. In January 1997, the economic data suggested that the economy's advance was continuing. Despite firm growth, underlying inflation remained surprisingly mild. For all of 1996, consumer prices rose only 2.9%.

  The U.S. Federal Reserve cut the Federal funds rate by 25 basis points in January 1996, just prior to the start of the period. Though stronger than expected growth shifted investor expectations from further Federal Reserve interest rate cuts to potential tightening, the Fed then left rates unchanged. As of January 31, 1997, the Federal funds rate remained at 5.25%.

PERFORMANCE REVIEW: STRONG OUTPERFORMANCE, LED BY OUR TECHNOLOGY, FINANCIAL AND ENERGY STOCKS

  For the 12-month period ended January 31, 1997, the Goldman Sachs Mid-Cap Equity Fund had a total return of 25.63% based on net asset value, significantly outperforming the 20.90% total return of the fund's benchmark, the Russell Midcap Index. We are also pleased to note that the fund fared very well compared with its peers. For the 12-month period ended January 31, 1997, the fund ranked within the top 20% of the Lipper mid-cap fund category (30th of 157), according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

  The fund's strong results came primarily during the second half of the period, and can be attributed to successful stock selection. The best performing stocks came from a wide range of sectors, with technology, financial and energy-related investments performing particularly well. In addition, the fund benefited from several of its positions in consumer nondurables, a sector that had been underweighted early in the period and subsequently increased.

  The fund's top performers included a number of manufacturers of computer-related components. For example, we took advantage of the slump in technology stocks in early 1996 by establishing a position in TERADYNE, INC., a manufacturer of semiconductor testing equipment, at an extremely inexpensive price. The stock then rebounded much faster than we anticipated in advance of the turnaround of the semiconductor cycle. Other successful holdings in the sector were the best performing initial public offering of 1996, CYMER, INC., a producer of excimer lasers used to etch semiconductors, and SEAGATE TECHNOLOGY, INC., the world's largest independent disk-drive maker. Seagate Technology spent much of the past year

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

integrating its acquisition of Conner Peripherals, Inc., which gave it a dominant market share and made it the most vertically integrated hard disk-drive manufacturer. By the end of the period, we sold the fund's position in Cymer and reduced Teradyne and Seagate Technology as they appreciated and became less undervalued.

  In the financial sector, several of our bank and insurance holdings performed extremely well. Bank stocks included GREENPOINT FINANCIAL CORP., which reported strong demand for its "no-documentation" and "low-documentation" mortgages; REPUBLIC BANK OF NEW YORK CORP., which achieved an earnings improvement due to better than expected revenues and non-interest expense control; and STANDARD FED BANCORPORATION, a Michigan-based thrift that is in the process of being acquired, which we sold after it reached our target price. In the insurance industry, OLD REPUBLIC INTERNATIONAL CORP. enhanced shareholder value in a slow premium growth environment by improving its capital management, which included a stock buyback program; USLIFE CORP. surged amid takeover speculation, and ALLMERICA FINANCIAL CORP. announced a restructuring that would combine its four units.

  The fund also benefited from several of its energy and consumer nondurable investments. TOSCO CORP., an oil refiner and distributor, continued to consolidate its market position through an ambitious acquisition strategy, and LONG ISLAND LIGHTING CO., a New York-based utility, agreed to be acquired by Brooklyn Union Gas Co. at a very attractive price. In the consumer nondurable sector, SUNBEAM CORP., a leading consumer products company, surged due to the aggressive restructuring program initiated by its new CEO; and FRUIT OF THE LOOM, INC. performed well due to increased investor recognition of its ability to improve future cash flow.

DIFFICULT INDUSTRY CONDITIONS IMPACTED SEVERAL HOLDINGS

  Fund holdings that did not fulfill our expectations included several companies that were affected by difficult industry conditions. These included GEON CORP., VISHAY INTERTECHNOLOGY, INC. and STONE CONTAINER CORP., which all suffered when their respective businesses -- chemicals, electronic capacitors, and pulp and paper products -- came under pressure due to increased competition and overcapacity. Another disappointment was CENTRAL MAINE POWER CO., which was impacted by continuing uncertainty in the regulatory environment for electric utilities. We believe that the market has overreacted to the short-term problems facing these companies and the fund continued to hold them as of the end of the period.

NEW INVESTMENTS ADDED DIVERSIFICATION

  After many holdings performed extremely well and were sold upon reaching our price targets, we initiated several new investments that we determined were very undervalued. These included two stocks that were among the fund's 10 largest positions as of the end of the period under review: INTERNATIONAL MULTIFOODS CORP. and UNICOM CORP. International Multifoods Corp., a distributor of specialty foods, has a relatively low valuation, a high degree of operating leverage and new management that is expected to improve profitability, particularly in its vending distribution business. Unicom Corp., an electric utility that operates 12 nuclear units at six sites, generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-term prospects.

  We established a major position in PERRIGO CO., the largest manufacturer of store-brand health and

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

beauty aids, over-the-counter pharmaceuticals and nutritional products. We expect Perrigo to benefit from stricter cost controls as well as its "over-the-counter switch" business, where it produces drugs that are equivalent to brand-name products after the original drug patents expire. These products are a significant new source of revenues because they command higher margins and have higher unit growth. Another new position was IMATION CORP., a spin-off of 3M Co., which manufactures products for data storage, printing and publishing, medical imaging and photography. Imation has a strong balance sheet and is using the cash flow generated by its older businesses to develop new products such as high-capacity disks.

  We significantly increased the fund's existing position in THIOKOL CORP., a defense/aerospace company that has a debt-free balance sheet, trades at a very low earnings multiple and is reducing its dependence on the federal government. As part of this strategy, Thiokol formed a joint venture to manufacture components for commercial aircraft, which will enable it to benefit from an expected upturn in the aircraft cycle.


                                 TOP 10 EQUITY HOLDINGS AS OF JANUARY 31, 1997

COMPANY                                    LINE OF BUSINESS             PERCENTAGE OF TOTAL NET ASSETS
Thiokol Corp.                      Defense/Aerospace                                             3.0%
Shopko Stores, Inc.                Discount Retailer                                             2.5%
Goodyear Tire & Rubber Co.         Tire and Rubber Products                                      2.5%
Republic Bank of New York Corp.    Bank                                                          2.5%
Long Island Lighting Co.           Electric Utilities                                            2.5%
International Multi-foods Corp.    Food Distributor                                              2.4%
Avnet, Inc.                        Electronic Components Distributor                             2.4%
USLife Corporation                 Insurance                                                     2.4%
Unicom Corp.                       Utility                                                       2.4%
Owens-Illinois, Inc.               Packaging                                                     2.4%

OUTLOOK
  As of this writing, we believe the stock market, in general, is somewhat overvalued. Though we still expect the market to achieve positive results in 1997, its returns are unlikely to match the strong returns of 1995 or 1996. Despite the expensive market, the fund's current holdings are attractively valued and we expect them to continue to perform well. We intend to continue to utilize extensive fundamental research to identify attractive, undervalued stocks with solid long-term prospects.


Sincerely,

/s/ Eileen A. Aptman
Eileen A. Aptman
Portfolio Manager


/s/ Ronald E. Gutfleish
Ronald E. Gutfleish
Portfolio Manager

U.S. Active Equity Value
March 3, 1997

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

The following graph shows the value, as of January 31, 1997, of a $1,000,000 investment made on the inception date of the Fund. For comparative purposes, the performance of the Fund's benchmark (the Russell Midcap Index ("Russell Midcap")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.


                            (dollars in thousands)


                          [LINE GRAPH APPEARS HERE]


                              GS MIDCAP    RUSSELL MIDCAP

             8/1/95             $1,000         $1,000
            1/31/96             $1,069         $1,094
            1/31/97             $1,344         $1,523





                  Average Annual Total Return
              -----------------------------------
                      One Year      Since Inception
                                          (a)
              -----------------------------------
Institutional            25.63%          21.65%
 Shares



(a)  Institutional shares commenced operations on August 1, 1995.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
January 31, 1997

Shares                     Description              Value
-------------------------------------------------------------
Common Stocks--96.5%
Airlines--2.0%
102,400           Continental Airlines,           $ 2,867,200
                  Inc.*
-------------------------------------------------------------
APPLIANCE MANUFACTURER--1.8%
95,300            Sunbeam Corp., Inc.               2,644,575
-------------------------------------------------------------
AUTO--ORIGINAL EQUIPMENT MANUFACTURER--0.7%
48,500            Exide Corp.                       1,091,250
-------------------------------------------------------------
BANKS--4.1%
27,600            Greenpoint Financial Corp.        1,504,200
40,700            Republic Bank of New York         3,607,038
                  Corp.
14,800            Unionbancal Corp.                   791,800
                                                    5,903,038
-------------------------------------------------------------
CHEMICALS--COMMODITY--1.2%
94,600            Geon Co.                          1,773,750
-------------------------------------------------------------
COMPUTERS AND PERIPHERALS--3.2%
124,300           Decisionone Corp.                 2,175,250
48,000            Seagate Technology, Inc.*         2,472,000
                                                    4,647,250
-------------------------------------------------------------
CONSUMER STAPLES--1.8%
56,135            Block Drug Company, Inc.          2,638,345
-------------------------------------------------------------
DEFENSE--3.0%
76,600            Thiokol Corp.                     4,289,600
DEPARTMENT STORES--2.5%
228,000           Shopko Stores, Inc.               3,619,500
-------------------------------------------------------------
ELECTRIC UTILITIES--8.6%
242,100           Central Maine Power Co.           2,693,362
38,500            CMS Energy Corp.                  1,289,750
158,100           Long Island Lighting Co.          3,596,775
147,500           Niagara Mohawk Power              1,493,437
                  Corp.*
145,900           Unicom Corp.                      3,446,888
                                                   12,520,212
-------------------------------------------------------------
FOOD--4.1%
161,900           Chiquita Brands                   2,367,788
                  International, Inc.
197,000           International Multifoods          3,546,000
                  Corp.
                                                    5,913,788
-------------------------------------------------------------
FOREST PRODUCTS--2.7%
31,000            Georgia-Pacific Corp.             2,282,375
130,000           Stone Container Corp.             1,755,000
                                                    4,037,375
-------------------------------------------------------------
HEALTHCARE MANAGEMENT--4.8%
57,800            Health Systems                    1,495,575
                  International, Inc.*
104,900           Horizon CMS Healthcare            1,442,375
                  Corp.
126,400           Tenet Healthcare Corp.*           3,412,800
33,000            Trigon Healthcare Inc.              585,750
                                                    6,936,500
-------------------------------------------------------------
HOME BUILDERS--3.1%
46,000            Centex Corp.                      1,794,000
104,600           Lennar Corp.                      2,784,975
                                                    4,578,975
-------------------------------------------------------------
INSURANCE--LIFE--3.8%
36,900            Reliastar Financial Corp.         2,047,950
84,700            US Life Corp.                     3,472,700
                                                    5,520,650
-------------------------------------------------------------

Shares                    Description            Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSURANCE--PROPERTY AND CASUALTY--3.8%
90,100             Allmerica Financial Group      $ 3,299,912
84,300             American States Financial        2,223,413
                   Corp.*
                                                    5,523,325
-------------------------------------------------------------
INSURANCE BROKERS--1.5%
80,900             Old Republic                     2,174,187
                   International
                   Corp.
-------------------------------------------------------------
INVESTMENT BROKERS AND MANAGERS--1.0%
44,300             Lehman Brothers Holdings,        1,400,987
                   Inc.
-------------------------------------------------------------
LOGISTICS/TRUCKING--1.9%
106,800            Consolidated Freightways,        2,710,050
                   Inc.
-------------------------------------------------------------
LEISURE--2.1%
115,300            Royal Caribbean Cruise           3,041,038
                   Lines
-------------------------------------------------------------
MACHINERY--0.9%
22,400             Tecumseh Products, Inc.          1,293,600

MEDIA--1.2%
 76,200            Carmike Cinemas                  1,809,750
-------------------------------------------------------------
MEDICAL--2.5%
     68,800        Owens and Minor, Inc.              705,200
     272,700            Perrigo Co.                 2,897,438
                                                    3,602,638
-------------------------------------------------------------
OIL REFINING AND MARKETING--5.5%
59,400             Ashland Inc.                     2,561,625
34,600             Tosco Corp.                      3,062,100
71,700             Valero Energy Corp.              2,419,875
                                                    8,043,600
-------------------------------------------------------------
PACKAGING--2.4%
144,000            Owens-Illinois Inc.*             3,420,000
-------------------------------------------------------------
RECREATIONAL PRODUCTS--1.7%
149,300            Outboard Marine Corp.            2,482,112

RESTAURANTS--1.8%
369,800            Darden Restaurants               2,681,050
-------------------------------------------------------------
SEMICONDUCTORS AND ELECTRONICS--7.8%
56,600             Avnet, Inc.                      3,502,125
98,000             Imation Corp.                    2,854,250
69,200             Silicon Valley Group,            1,859,750
                   Inc.*
124,250            Vishay Intertechnology,          2,997,531
                   Inc.*
                                                   11,213,656
-------------------------------------------------------------
SOFTWARE--1.4%
62,900             Autodesk, Inc.                   1,989,213
-------------------------------------------------------------
STEEL--1.8%
63,600             AK Steel Holding Corp.           2,559,900
-------------------------------------------------------------
                   SUPERMARKETS--1.9%
168,800            Fleming Companies, Inc.          2,721,900
                   TECHNOLOGY CAPITAL GOODS--1.9%
91,700             Teradyne, Inc.*                  2,831,238
-------------------------------------------------------------
TEXTILES--4.1%
141,100            Angelica Corp.                   2,698,537
82,300             Fruit of the Loom, Inc.*         3,302,287
                                                    6,000,824
-------------------------------------------------------------
                   TIRE AND OTHER RELATED
                   RUBBER PRODUCTS--2.5%
66,200             Goodyear Tire & Rubber Co.       3,607,900
-------------------------------------------------------------
TOBACCO--1.4%
67,000             Universal Corp.                  2,077,000
-------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $118,250,113)        $  140,165,976
-------------------------------------------------------------

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)
January 31, 1997


Principal Amount
                                    Interest Rate     Maturity Date        Value
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT--2.8%
Joint Repurchase Agreement Account
$4,100,000                                    5.63%          02/03/97  $  4,100,000
-----------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
(Cost $4,100,000)                                                      $  4,100,000
TOTAL INVESTMENTS (COST $122,350,113)**                                $144,265,976
-----------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which value exceeds cost
                                                                       $ 27,053,378
 Gross unrealized loss for investments in which cost exceeds value
                                                                         (5,196,819)
-----------------------------------------------------------------------------------
 Net unrealized gain                                                   $ 21,856,559
-----------------------------------------------------------------------------------

*   Non-income producing security.
**  The aggregate cost for federal income tax purposes is $122,409,417.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997


ASSETS:
Investment in securities, at value (identified cost               $144,265,976
 $122,350,113)
Cash                                                                    31,121
Receivables:
    Fund shares sold                                                    87,576
    Investment securities sold                                       4,552,534
    Dividends and interest                                              56,999
Deferred organization expenses, net                                     60,056
Other assets                                                            10,218

TOTAL ASSETS                                                       149,064,480

LIABILITIES:
Payables:
    Investment securities purchased                                  3,687,585
    Investment advisory fees                                            71,762
    Administration fees                                                 18,370
    Transfer agent fees                                                  4,807
Accrued expenses and other liabilities                                  28,626

TOTAL LIABILITIES                                                    3,811,150

NET ASSETS:
Paid-in capital                                                    115,859,949
Distributions in excess of net investment income                       (25,142)
Accumulated undistributed net realized gain on investment and        7,502,660
 option transactions
Net unrealized gain on investments                                  21,915,863

NET ASSETS                                                        $145,253,330

Total shares of beneficial interest outstanding, $.001 par           7,755,774
 value (50,000,000 shares authorized)
Net asset value, offering and redemption price per share (net           $18.73
 assets/shares outstanding)


The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended January 31, 1997

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                 $ 2,631,906
Interest                                      188,358
TOTAL INCOME                                2,820,264
-----------------------------------------------------
EXPENSES:
Investment adviser fees                       771,956
Administration fees                           192,989
Professional fees                              68,906
Transfer agent fees                            51,464
Custodian fees                                 29,506
Amortization of deferred organization          17,213
 expenses
Directors' fees                                 2,234
Other                                          31,778
-----------------------------------------------------
TOTAL EXPENSES                             $1,166,046
Less Expenses reimbursable by Goldman         (72,441)
 Sachs

NET EXPENSES                                1,093,605
NET INVESTMENT INCOME                       1,726,659
-----------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENT AND OPTION TRANSACTIONS:
Net realized gain on investment            13,627,039
 transactions
Net realized gain on options written           40,466
Net change in unrealized gain on           14,749,074
 investments
-----------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON        28,416,579
 INVESTMENT AND OPTION TRANSACTIONS
-----------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING      $30,143,238
 FROM OPERATIONS
-----------------------------------------------------



The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding throughout Each Period


--------------------------------------------------------------------------------


                                                    FOR THE                                 FOR THE
                                                  YEAR ENDED                              PERIOD ENDED
                                               JANUARY 31, 1997                       JANUARY 31, 1996 (A)
                                        ----------------------------             ---------------------------
FROM OPERATIONS:
Net investment income                                   $  1,726,659                            $  1,088,855
Net realized gain on investment                           13,627,039                                 547,655
 transactions
Net realized gain (loss) on options                           40,466                                 (83,442)
 written
Net change in unrealized gain on                          14,749,074                               7,166,789
 investments
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                            30,143,238                              8,719,857
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                (1,837,675)                               (986,293)
In excess of net investment income                           (25,142)                                    ---
From net realized gains                                   (6,629,058)                                    ---
Total distributions to shareholders                       (8,491,875)                               (986,293)
------------------------------------------------------------------------------------------------------------

FROM SHARE TRANSACTIONS:                  SHARES                                   SHARES
------------------------------------------------------------------------------------------------------------
Proceeds from sales of shares                227,071       3,933,239               9,029,858     135,730,361
Reinvestment of dividends and                483,747       8,489,760                  64,045         986,293
 distributions
Cost of shares repurchased                (1,480,859)    (24,491,993)               (568,088)     (8,779,257)
Net increase (decrease) in net assets
 resulting from share transactions          (770,041)    (12,068,994)              8,525,815     127,937,397

------------------------------------------------------------------------------------------------------------
TOTAL INCREASE                                             9,582,369                             135,670,961
NET ASSETS:
Beginning of period                                      135,670,961                                     ---
End of period                                           $145,253,330                            $135,670,961
------------------------------------------------------------------------------------------------------------
Accumulated undistributed
 (distributions in excess of) net                       $    (25,142)                           $    102,562
 investment income
------------------------------------------------------------------------------------------------------------

(a) For the period from August 1, 1995 (commencement of operations) to January 31, 1996.


The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                     FOR THE                    FOR THE
                                                                    YEAR ENDED                PERIOD ENDED
                                                                 JANUARY 31, 1997          JANUARY 31, 1996 (a)
                                                        ------------------------------------------------------
Net asset value, beginning of period                          $      15.91                     $      15.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                0.24                             0.13
Net realized and unrealized gain on investments                       3.77                             0.90
 and options
------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                        4.01                             1.03
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                (0.24)                           (0.12)
------------------------------------------------------------------------------------------------------------
In excess of net investment income                                   (0.02)                              --
Net realized gain on investments and option                          (0.93)                              --
 transactions
------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                  (1.19)                           (0.12)
------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                       2.82                             0.91
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $      18.73                     $      15.91
Total return /(b)/                                                   25.63%                            6.89% /(d)/
Portfolio turnover rate                                              74.03%                           58.77% /(d)/
Average commission rate /(e)/                                 $     0.0547                               --
Net assets at end of period                                   $145,253,330                     $135,670,961
Ratio of net expenses to average net assets /(c)/                     0.85%                            0.85%
Ratio of net investment income to average net assets /(c)/            1.35%                            1.67%
Ratios assuming no expense limitations:
      Ratio of expenses to average net assets /(c)/                   0.91%                            0.98%
      Ratio of net investment income to average net assets /(c)/      1.29%                            1.54%
------------------------------------------------------------------------------------------------------------

/(a)/ For the period from August 1, 1995 (commencement of operations) to January
     31, 1996.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/  Annualized.
/(d)/  Not annualized.
/(e)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
January 31, 1997

--------------------------------------------------------------------------------
1.  ORGANIZATION

Goldman Sachs Mid-Cap Equity Fund ("the Fund") is a separate diversified portfolio of Goldman SachsEquity Portfolios, Inc. (the "Company"). The Company consists of eight funds and is a Marylandcorporation registered under the Investment Company Act of 1940, as amended, as an open-end,management investment company. The Fund offers two classes of shares - Institutional shares andService shares. No Service shares were outstanding as of January 31, 1997.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significantaccounting policies consistently followed by the Fund. The preparation of financial statements inconformity with generally accepted accounting principles requires management to make estimatesand assumptions that may affect the reported amounts.

A.  Investment Valuation
--  --------------------

Investments in securities traded on a U.S. or foreignsecurities exchange or the NASDAQ system are valued daily at their last sale or closing price on theprincipal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on aU.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, andsecurities traded on a foreign exchange will be valued at the official bid price. Unlisted equity anddebt securities for which market quotations are available are valued at the mean between the mostrecent bid and asked prices. Debt securities are valued at prices supplied by an independent pricingservice, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-termdebt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, andother securities for which quotations are not readily available, are valued at fair value using methodsapproved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
--  ---------------------------------------------

Securities transactions are recorded on the tradedate. Realized gains and losses on sales of investments are calculated on the identified-costbasis. Dividend income is recorded on the ex-dividend date. Dividends for which the Fund hasthe choice to receive either cash or stock are recognized as investment income in an amountequal to the cash dividend. This amount is also used as an estimate of the fair value of the stockreceived. Interest income is determined on a basis of interest accrued, premium amortized anddiscount earned.

C.  Federal Taxes
--  -------------

It is the Fund's policy to comply with the requirements of the Internal Revenue Codeapplicable to regulated investment companies and to distribute substantially all of its investmentcompany taxable income and capital gains to its shareholders. Accordingly, no federal tax provisionis required. The characterization of distributions to shareholders for financial reporting purposes isdetermined in accordance with income tax rules. Therefore, the source of a portfolio's distributionsmay be shown in the accompanying financial statements as either from or in excess of netinvestment income or net realized gain on investment transactions, or from capital, dependingon the type of book/tax differences that may exist.

D.  Deferred Organization Expenses
--  ------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

E.  Expenses
--  --------

Expenses incurred by the Company which do notspecifically relate to an individual fund of the Company are allocated to the funds based on eachfund's relative average net assets for the period.

F.  Option Accounting Principles
--  ----------------------------

When the Fund writes call or put options, an amount equal to the premium received is recordedas an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires onits stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes again or loss without regard to any unrealized gain or loss on the underlying security, and the liabilityrelated to such option is extinguished. When a written call option is exercised, the Fund realizes again or loss from the sale of the underlying security, and the proceeds of the sale are increasedby the premium originally received. When a written put option is exercised, the amount of thepremium originally received will reduce the cost of the security which the Fund purchases uponexercise. There is a risk of loss from a change in value of such options which may exceed the relatedpremiums received.

  Upon the purchase of a call option or aprotective put option by the Fund, the premium paid is recorded as an investment and subsequentlymarked-to-market to reflect the current market value of the option. If an option which the Fundhas purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount ofthe cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gainor loss, depending on whether the sale proceeds from the closing sale transaction are greater or lessthan the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gainor loss from the sale of the underlying security, and the proceeds from such sale will be decreased bythe premium originally paid. If the Fund exercises a purchased call option, the cost of the securitywhich the Fund purchases upon exercise will be increased by the premium originally paid.

G.  Futures Contracts
--  -----------------

The Fund may enter into financial futures contracts for hedging purposes or to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cashor securities equal to the minimum "initial margin" requirement of the futures exchange on which thecontract is traded. Subsequent payments ("variation margin") are made or received by theFund each day, dependent on the daily fluctuations in the value of the underlying index, and arerecorded for financial reporting purposes as unrealized gains or losses by the Fund. Whenentering into a closing transaction, for book purposes, the Fund will realize a gain or loss equalto the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflectthe fair market value of the contract, in which case the position will be valued using methods approvedby the Board of Directors of the Company.

  Certain risks may arise upon entering intofutures contracts. The predominant risk is that the changes in the value of the futures contract may notdirectly correlate with changes in the value of the underlying securities. This risk may decrease theeffectiveness of the Fund's hedging strategies and may also result in a loss to the Fund.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

3.  AGREEMENTS

Goldman Sachs Asset Management ("GSAM"), aseparate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund'sinvestment adviser pursuant to an Investment Advisory Agreement. Under the InvestmentAdvisory Agreement, GSAM, subject to the general supervision of the Company's Board of Directors,manages the Fund's portfolio. As compensation for the services rendered under the AdvisoryAgreement and the assumption of the expenses related thereto, GSAM is entitled to a fee,computed daily and payable monthly, at an annual rate equal to .60% of the Fund's average daily netassets.

  GSAM also acts as the Fund's administratorpursuant to an Administration Agreement. Under the Administration Agreement, GSAM administersthe Fund's business affairs, including providing facilities. As compensation for the servicesrendered pursuant to the Administration Agreement, the Fund pays GSAM a fee, computeddaily and payable monthly, at an annual rate equal to .15% of the Fund's average daily net assets.

  Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" (excludingadvisory, administration, service plan and transfer agent fees and litigation, indemnification, taxes,interest, brokerage commissions and extraordinary expenses) until further notice to the extent suchexpenses exceed
 .06% of the average daily net assets of the Fund. For the year ended January 31,1997, these expense reimbursements amounted to $72,441 and Goldman Sachs owed the Fund $8,717at year end.

  Goldman Sachs serves as the Distributor ofshares of the Fund pursuant to a distribution agreement and receives no fee. Goldman Sachsalso serves as the Transfer Agent of the Fund for a fee.

4.  LINE OF CREDIT FACILITY

The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of creditfacility. In addition, the Fund participates in a $50,000,000 committed, unsecured revolving lineof credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, the Fund must own securities having a market value inexcess of 300% of the total bank borrowings. The interest rate on the borrowings is based on theFederal Funds rate. The committed facility also requires a fee to be paid based on the amount of thecommitment which has not been utilized. During the year ended January 31, 1997, the Fund did nothave any borrowings under these facilities.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and proceeds of sales or maturities ofsecurities (excluding short-term investments and options) for the year ended January 31, 1997 were$92,601,511 and $112,186,001, respectively.

 For the year ended January 31, 1997, optiontransactions in the Fund were as follows:


Put Options written     Contracts   Premium Received
----------------------------------------------------
Balance outstanding,
beginning of period         --      $             --
Options written               240             40,466
Options expired              (240)           (40,466)
----------------------------------------------------
Balance outstanding,
end of period                  --           $      0
----------------------------------------------------


  Certain risks arise related to written call or put options from the possible inability of counterpartiesto meet terms of their contracts.

  For the year ended January 31, 1997, GoldmanSachs earned approximately $22,000 of brokerage commissions from portfolio transactions executedon behalf of the Fund.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

6.  REPURCHASE AGREEMENTS

During the term of a repurchase agreement, thevalue of the underlying securities, including accrued interest, is required to equal or exceed thevalue of the repurchase agreement. The underlying securities for all repurchase agreements are held insafekeeping at the Fund's custodian.

7.  JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having advisory agreements withGSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which isinvested in one or more repurchase agreements. The underlying securities for the repurchaseagreements are U.S. Treasury obligations. At January 31, 1997, the Fund had an undividedinterest in the repurchase agreements in the following joint account which equaled $4,100,000in principal amount. At January 31, 1997, the repurchase agreements held in this joint account,along with the corresponding underlying securities (including the type of security, market value,interest rate and maturity date) were as follows:


Principal                                    Interest   Maturity    Amortized
Amount                                         Rate       Date         Cost
--------------------------------------------------------------------------------
Bear Stearns Securities, dated 01/31/97, repurchase price
$800,375,333 (GNMA: $26,604,837, 7.50%, 10/15/26; FNMA:
$720,411,516, 5.50% - 8.00%, 02/01/09 -09/01/26; FHLMC:
77,372,676, 6.0% -$ 8.0%, 04/01/98 - 07/01/26)
$800,000,000                                     5.63%  02/03/97  $  800,000,000

Nomura Securities, dated 01/31/97, repurchase price
$100,047,083 (GNMA: $102,007,864, 5.5% - 10.25%
01/15/20 - 01/20/27)
  100,000,000                                    5.65   02/03/97     100,000,000

Lehman Government Securities, dated 01/31/97, repurchase
price $201,894,173 (U.S. Treasury Notes: $191,656,654,
6.375%, 01/15/00-08/15/02; U.S. Treasury Stripped
Securities: $14,095,535 05/15/02 - 11/15/03)
  201,800,000                                    5.60   02/03/97     201,800,000

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                          $1,101,800,000
--------------------------------------------------------------------------------

8.  CERTAIN RECLASSIFICATIONS

In accordance with Statement of Position 93-2, theMid-Cap Equity Fund has reclassified $8,454 from paid-in capital to distributions in excess of netinvestment income. These reclassifications have no impact on the net asset value of the Fund and isdesigned to present the Fund's capital accounts on a tax basis.

9.  OTHER MATTERS

As of January 31, 1997, The Goldman, Sachs & Co. Employees Profit Sharing and Retirement IncomePlan was the beneficial owner of approximately 98% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of GoldmanSachs Mid-Cap Equity Fund:

  We have audited the accompanying statement ofassets and liabilities of Goldman Sachs Mid-Cap Equity Fund, one of the portfolios constituting Goldman Sachs Equity Portfolios, Inc., including the statement of investments, as of January 31, 1997, and the relatedstatement of operations and the statement of changes in net assets and the financial highlights for the periodspresented. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlightsbased on our audits.

  We conducted our audits in accordance withgenerally accepted auditing standards. Those standards require that we plan and perform the audit to obtainreasonable assurance about whether the financial statements and the financial highlights are free ofmaterial misstatement. An audit includes examining, on a test basis, evidence supporting the amounts anddisclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accountingprinciples used and significant estimates made by management, as well as evaluating the overall financialstatement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in allmaterial respects, the financial position of Goldman Sachs Mid-Cap Equity Fund as of January 31, 1997, theresults of its operations and the changes in its net assets and the financial highlights for the periods presented, inconformity with generally accepted accounting principles.



                                                             ARTHUR ANDERSEN LLP
Boston, Massachusetts
March 15, 1997

Goldman Sachs
1 New York Plaza
New York, NY  10004



DIRECTORS
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



GOLDMAN SACHS
Investment Adviser, Administrator,
Distributor and Transfer Agent

                                   Appendix A

                          DESCRIPTION OF BOND RATINGS*

                        MOODY'S INVESTORS SERVICE, INC.


     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

-----------

* The rating system described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard and Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such

                                      1-A
issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired,

                                      2-A
unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.

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                                   Appendix B



                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-B

      GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES


     Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

     . Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $5.3 billion as of November 29, 1996.

     . With thirty-four offices around the world, Goldman Sachs employs over 9,000 professionals focused on opportunities in major markets.

     . The number one underwriter of all international equity issuers from (1993-1996).

     .    A research budget of $200 million for 1997.

     . Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1996).

     . The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).*

     . The number one lead manager for initial public offerings (IPOs) worldwide (1989-1996).



* Source:  Securities Data Corporation. Common stock ranking excludes REITs,
  ====================================
Investment Trusts and Rights.

                                      2-B

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange


1906 Goldman Sachs takes Sears Roebuck public (longest-standing client relationship)

          Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1970      London office opens

1972      Dow Jones Industrial Average breaks 1000


1986      Goldman Sachs takes Microsoft public

1990 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1992      Dow Jones Industrial Average breaks 3000

1993 Goldman Sachs is lead manager in taking Allstate public, largest equity offering to date ($2.4 billion)

1995      Dow Jones Industrial Average breaks 4000

1996      Dow Jones Industrial Average breaks 6000

          Goldman Sachs takes Deutsche Telecom public

1997      Dow Jones Industrial Average breaks 7000

                                      3-B